 As filed with the U.S. Securities and Exchange Commission on September 15, 2005

                                                             File No.  811-07420

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                      [ ] Pre-Effective Amendment No.  ___
                      [ ] Post-Effective Amendment No. ___

          DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
         --------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                 (800) 523-1918
                               -------------------
               Registrant's Telephone Number, Including Area Code

            2005 Market Street, Philadelphia, Pennsylvania 19103-7094
     -----------------------------------------------------------------------
               (Address of Principal Executive Offices)(Zip Code)

                Richelle S. Maestro, Esquire, 2005 Market Street,
                     Philadelphia, Pennsylvania 19103-7094
     -----------------------------------------------------------------------
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:  As soon as practicable after this
Registration Statement becomes effective under the Securities Act of 1933.

        Calculation of Registration Fee under the Securities Act of 1933:

Title of Securities         Amount Being    Proposed Maximum   Proposed Maximum      Amount of
  Being Registered           Registered    Offering Price per Aggregate Offering Registration Fee
                                                  Unit               Price
Common Shares ($0.01          2,594,700        $14.85(1)          $38,531,295         $4,536
     par value)
Common Shares ($0.01          1,837,200        $14.70(2)          $27,006,840         $3,179
     par value)
 Preferred Shares,
      Series C                   400            $50,000           $20,000,000         $2,354
 ($0.01 par value)
 Preferred Shares,
      Series D
 ($0.01 par value)
                                 300            $50,000           $15,000,000         $1,766
----------------------- ----------------- ------------------- ----------------------------------------

 Total Registration Fee                                                              $11,835

----------------------- ----------------- ------------------- ----------------------------------------

(1)  Average  of high and low  reported  price for  common  shares  of  Delaware
Investments Minnesota Municipal Income Fund, Inc. on September 12, 2005.

(2)  Average  of high and low  reported  price for  common  shares  of  Delaware
Investments Minnesota Municipal Income Fund III, Inc. on September 12, 2005.

The Registrant hereby amends this  Registration  Statement on such date or dates as may be necessary to delay its effective date until the Registrant  shall file a further amendment which specifically  states that this Registration  Statement shall  thereafter  become  effective  in  accordance  with  Section  8(a) of the
Securities Act of 1933, as amended,  or until this Registration  Statement shall become effective on such date as the Securities and Exchange Commission,  acting pursuant to said Section 8(a), may determine.

          Delaware Investments Minnesota Municipal Income Fund, Inc.
          Delaware Investments Minnesota Municipal Income Fund II, Inc.
         Delaware Investments Minnesota Municipal Income Fund III, Inc.

Dear Shareholder:

     Enclosed  is a  Notice  of a  Joint  Special  Meeting  (the  "Meeting")  of
Shareholders  of Delaware  Investments  Minnesota  Municipal  Income Fund,  Inc.
("Minnesota I"), Delaware Investments  Minnesota Municipal Income Fund III, Inc.
("Minnesota  III" and,  with  Minnesota  I, the  "Acquired  Funds") and Delaware
Investments  Minnesota  Municipal  Income Fund II, Inc.  ("Minnesota  II" or the
"Acquiring Fund"). The Meeting has been called for December 9, 2005 at 3:00 p.m.
Eastern  time at the  offices of  Delaware  Investments,  located at 2001 Market
Street, 2nd Floor Auditorium, Philadelphia, Pennsylvania 19103. The accompanying
Proxy  Statement/Prospectus  describes  the proposals  being  presented for your consideration  and  requests  your prompt  attention  and vote by mail using the enclosed proxy card, by telephone or by the Internet.

                          Please take a moment to vote!

     The Meeting is critically important. Shareholders of each Acquired Fund and the Acquiring Fund will be asked to approve an Agreement and Plan of Acquisition
(each, a "Plan").  If the shareholders of an Acquired Fund vote to approve their
Plan and  shareholders  of the  Acquiring  Fund also vote to approve  that Plan, substantially  all of the assets of that  Acquired  Fund will be acquired by the
Acquiring  Fund  in  exchange  for  shares  of the  Acquiring  Fund  (each  such transaction to be referred to as an "Acquisition").

     The  transactions  above are being  proposed  because we  believe  that the shareholders  of the Funds  potentially  could be  advantaged by the increase in assets  realized by combining the Funds. A larger  combined Fund can potentially realize cost savings due to  economies of scale,  as certain  fixed costs may be distributed  over a  larger  asset  base.  Each of the  Acquired  Funds  and the
Acquiring  Fund have the same  investment  objective and  substantially  similar
investment   policies,   as   described   in  detail  in  the   attached   Proxy
Statement/Prospectus.  The Acquired Funds and the Acquiring Fund are all managed by Delaware Management Company.

     Please take the time to review this entire  document and vote now!  Whether or not you plan to attend the  Meeting,  please  vote your  shares by mail or by telephone  or through the  Internet.  If you  determine at a later date that you wish to attend  this  Meeting,  you may revoke  your proxy and vote in person by following the instructions in the Proxy Statement/Prospectus.

             Thank you for your prompt attention and participation.

                                            Sincerely,

                                            Jude T. Driscoll
                                            Chairman

           DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC.
          DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.
         DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC.

                               2005 Market Street
                        Philadelphia, Pennsylvania 19103

                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

                         To be held on December 9, 2005

To the Shareholders:

     NOTICE IS HEREBY  GIVEN that a Joint  Special  Meeting (the  "Meeting")  of
Shareholders  of Delaware  Investments  Minnesota  Municipal  Income Fund,  Inc.
("Minnesota I"), Delaware Investments  Minnesota Municipal Income Fund III, Inc.
("Minnesota  III" and,  with  Minnesota  I, the  "Acquired  Funds") and Delaware
Investments  Minnesota  Municipal  Income Fund II, Inc.  ("Minnesota  II" or the
"Acquiring  Fund") has been called by the Boards of  Directors  of the Funds and will be held at the  offices of  Delaware  Investments  located  at 2001  Market
Street, 2nd Floor Auditorium,  Philadelphia,  Pennsylvania 19103, on December 9,
2005 at 3:00 p.m.  Eastern  time.  The Meeting is being called for the following reasons:

     1.   For  shareholders  of Minnesota I, to approve an Agreement and Plan of
          Acquisition  between Minnesota I and Minnesota II that would result in the acquisition by Minnesota II of substantially  all of the property, assets and  goodwill of  Minnesota  I in exchange  solely for full and fractional Common and Preferred Shares of Minnesota II, as applicable, followed by the dissolution of Minnesota I;

     2.   For shareholders of Minnesota III, to approve an Agreement and Plan of
          Acquisition  between  Minnesota III and Minnesota II that would result in  the  acquisition  by  Minnesota  II of  substantially  all  of the property,  assets and goodwill of Minnesota III in exchange solely for full and  fractional  Common and Preferred  Shares of Minnesota II, as applicable, followed by the dissolution of Minnesota III; and

     3.   For shareholders of Minnesota II to approve each Agreement and Plan of
          Acquisition between Minnesota II and each Acquired Fund, each of which would result in the acquisition by Minnesota II of  substantially  all of the property, assets and goodwill of each Acquired Fund in exchange solely  for  full  and  fractional  Common  and  Preferred  Shares  of
          Minnesota II, as applicable.

     4.   To vote upon any other  business  that may  properly  come  before the
          Meeting or any adjournment thereof.

     Holders of preferred  shares of the  Acquired  Funds are entitled to assert dissenters'  rights of appraisal under Minnesota law. In order to do so, holders must strictly  follow the procedures set forth in Minnesota  Statutes,  Sections
302A.471   and   302A.473,   copies   of  which  are   attached   to  the  Proxy
Statement/Prospectus  as Exhibit  B. For more  information,  see the  discussion under the caption "Voting  Information - Dissenters' Rights of Appraisal" in the
Proxy Statement/Prospectus.

     Shareholders  of record of each Fund as of the close of business on October
10,  2005 are  entitled  to  notice  of,  and to vote  at,  the  Meeting  or any adjournment thereof.  Whether or not you plan to attend the Meeting, please vote your shares by  returning  the Proxy Card by mail in the  enclosed  postage-paid envelope provided, or by voting by telephone or over the Internet.  Your vote is important.

                                           By Order of the Boards of Directors

                                           Richelle S. Maestro
                                           Secretary

October ___, 2005

     To secure the largest  possible  representation  and to save the expense of further  mailings,  please mark your Proxy  Card,  sign it, and return it in the enclosed envelope,  which requires no postage if mailed in the United States. If you prefer,  you may instead vote by telephone or the  Internet.  You may revoke your Proxy at any time at or before the  Meeting or vote in person if you attend the Meeting by following the instructions in the Proxy Statement/Prospectus.

                               [FRONT COVER PAGE]

                           Proxy Statement/Prospectus
                             Dated October ___, 2005

                Acquisition of Substantially All of the Assets of
    Delaware Investments Minnesota Municipal Income Fund, Inc. (ASE: VMN) and
    Delaware Investments Minnesota Municipal Income Fund III, Inc. (ASE: VYM)
                       By, and In Exchange For Shares of,
    Delaware Investments Minnesota Municipal Income Fund II, Inc. (ASE: VMM)

     This proxy  statement/prospectus  ("Proxy  Statement/Prospectus")  solicits proxies to be voted at a Joint Special Meeting of  Shareholders  (the "Meeting")
of Delaware  Investments  Minnesota Municipal Income Fund, Inc. ("Minnesota I"),
Delaware Investments  Minnesota Municipal Income Fund III, Inc. ("Minnesota III"
and, with Minnesota I, the "Acquired Funds") and Delaware Investments  Minnesota
Municipal Income Fund II, Inc. ("Minnesota II" or the "Acquiring Fund").

     The  Meeting  will be held at the  offices of  Delaware  Investments,  2001
Market Street, 2nd Floor Auditorium, Philadelphia, PA 19103, on December 9, 2005
at 3:00 p.m.  Eastern Time. At the Meeting,  shareholders  of each Acquired Fund and the  Acquiring  Fund  will be  asked to  approve  an  Agreement  and Plan of
Acquisition  (each, a "Plan").  If the  shareholders of an Acquired Fund and the
Acquiring  Fund vote to approve their Plan,  substantially  all of the assets of that Acquired Fund will be acquired by the Acquiring Fund in exchange for shares of  the  Acquiring  Fund  (each  such  transaction  to  be  referred  to  as  an
"Acquisition").

     The  principal  executive  offices  of each of the  Acquired  Funds and the
Acquiring  Fund  (collectively,  the "Funds") are located at 2005 Market Street,
Philadelphia, PA 19103-7094. You can reach the offices of the Funds by telephone by calling 1-800-523-1918.

     The Boards of Directors of each of the Funds are soliciting  these proxies.
If the  shareholders  of an  Acquired  Fund  vote  to  approve  their  Plan  and shareholders of the Acquiring Fund vote to approve that  Acquisition,  then each holder of common stock of the Acquired Fund ("Acquired Fund Common Shares") will receive  Acquiring  Fund  common  stock  ("Acquiring  Fund  Common  Shares")  of equivalent  aggregate  net  asset  value  ("NAV")  to the  aggregate  NAV of the
Acquired Fund Common Shares they own. In addition, each shareholder of preferred stock of the Acquired Fund ("Acquired  Fund Preferred  Shares") will receive the same  number  of shares of  Acquiring  Fund  preferred  stock  ("Acquiring  Fund
Preferred  Shares")  with the same  liquidation  preference as the Acquired Fund
Preferred Shares they own. No sales charge will be imposed on the Acquiring Fund
Common Shares or the Acquiring Fund Preferred Shares  (collectively,  "Acquiring
Fund Shares") received in connection with the Acquisitions, and the Acquisitions are  designed  to be  tax-free  reorganizations.  After  the  Acquisition  of an
Acquired Fund is completed, the Acquired Fund will be liquidated and dissolved.

     Each Acquired Fund is a non-diversified,  closed-end  management investment company  registered  under the  Investment  Company Act of 1940, as amended (the
"1940  Act").  The  Acquiring  Fund  is  a  diversified,  closed-end  management investment  company  registered under the 1940 Act. The investment  objective of each Fund is to provide  current income exempt from both regular  federal income tax and Minnesota state personal income tax, consistent with the preservation of capital.  The Acquired Fund Common  Shares and the Acquiring  Fund Common Shares
("Common  Shares")  are each listed on the  American  Stock  Exchange,  LLC (the
"Exchange")  under the  ticker  symbols  set forth  above.  Delaware  Management
Company  ("DMC"),  a series of Delaware  Management  Business  Trust,  serves as investment  manager to each Fund.  The Board of Directors of each Fund  believes that the  Acquisition  will benefit the  shareholders of each Fund, as discussed further in this Proxy Statement/Prospectus.

     This Proxy  Statement/Prospectus  will first be sent to  shareholders on or about October ___,  2005.  It sets forth  concisely  the  information  about the
Acquiring Fund that a prospective  investor ought to know before  investing.  It should be retained for future reference. There is also a statement of additional information  about the Acquired Funds,  the Acquiring Fund and the  Acquisitions
dated October ___, 2005 (the "SAI") that is  incorporated by reference into this
Proxy  Statement/Prospectus in its entirety. The SAI and other information about the Acquiring Fund has been filed with the  Securities  and Exchange  Commission
(the "SEC") and is available upon oral or written  request and without charge by contacting  the  Acquiring  Fund at the address or phone number given above.  In addition, reports, proxy material and other information concerning the Funds can be inspected at the Exchange.

     THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE
ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY
IS A CRIMINAL OFFENSE.

     THE ACQUIRING FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL  DEPOSIT  INSURANCE
CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. THE
ACQUIRING FUND SHARES INVOLVE  INVESTMENT  RISKS  INCLUDING THE POSSIBLE LOSS OF
PRINCIPAL.

                                     SUMMARY

     This is only a summary  of  certain  information  contained  in this  Proxy
Statement/Prospectus.  You should read the more complete information in the rest of this Proxy  Statement/Prospectus,  including  the Form of Plan  (attached  as
Exhibit  A), the  Applicable  Minnesota  Statutes  (attached  as Exhibit B), the
Statement of Rights and Preferences of Acquiring Fund Preferred Shares, Series C
(attached  as  Exhibit  C),  and the  Statement  of Rights  and  Preferences  of
Acquiring Fund Preferred Shares, Series D (attached as Exhibit D).

     KEY FEATURES OF THE FUNDS

     Each of the Funds is  organized  as a  Minnesota  corporation.  Each of the
Funds is also registered as a closed-end  investment company under the 1940 Act, and their common shares trade on the Exchange.  Each Fund also issues a class of preferred  shares in one or more  series.  As of September  30, 2005,  the total asset levels for Funds (including  assets  attributable to the preferred shares)
were as follows:

                              Fund                          Assets
Minnesota I
Minnesota II
Minnesota III

     KEY FEATURES OF THE ACQUISITIONS

     The Board of Directors of each Fund has approved the Acquisitions as in the best interests of each Fund's shareholders.  The Board of Directors of each Fund
has  approved   submitting  the  applicable  Plan  to  a  vote  of  each  Fund's shareholders, and recommends that shareholders vote FOR approval of their Plan.

     The Acquisitions

     If the Plans and the Acquisitions  are approved,  then on the date that the
Acquisitions  take place (the "Closing  Date"),  the Acquiring Fund will acquire substantially  all of the  assets  of each of the  Acquired  Funds.  In  return, shareholders of each of the Acquired Funds will receive Acquiring Fund Shares on the Closing Date in exchange  for their  Acquired  Fund Shares,  and will become shareholders  of the  Acquiring  Fund.  The  Acquired  Funds  will  each  retain sufficient assets to pay off any of their remaining  liabilities,  if any. After provision  has been  made for any  remaining  liabilities  to be paid  off,  the
Acquired Funds will be dissolved.  For more information  about the Acquisitions, see the section entitled "Information About the Acquisitions" below.

     Common Shares

     Each Plan  provides  that,  on the Closing  Date,  holders of Acquired Fund
Common Shares will receive  Acquiring Fund Common Shares having an aggregate NAV equal to the  aggregate  NAV of the Acquired Fund Common Shares they held on the
Closing Date. As a result, the net asset value (not market value) of an Acquired
Fund shareholder's investment will be the same immediately after the Acquisition as it had been immediately  before the Acquisition.  Similarly,  the Acquisition will have no effect on the value of an Acquiring Fund  shareholder's  investment
(based upon net asset value,  not market  value).  This structure is designed to avoid any  "dilution"  in the  investments  of holders of either  Acquired  Fund
Common Shares or Acquiring Fund Common Shares.  For more  information  about the
Acquiring Fund Common Shares, see the section below entitled  "Information About the Acquisitions--  Material Features of the  Acquisitions--  Description of the
Acquiring Fund Common Shares to be Issued."

     Preferred Shares

     Each of the Acquired Funds has issued Acquired Fund Preferred  Shares.  The
Acquiring Fund also has issued two series of Acquiring  Fund Preferred  Shares--
Series  A and  Series  B. In  anticipation  of this  transaction,  the  Board of
Directors of the  Acquiring  Fund has created two new series of  Acquiring  Fund
Preferred  Shares--  Series C and  Series D (any such  Acquired  Fund  Preferred
Shares and Acquiring Fund Preferred  Shares referred to as "Preferred  Shares").
The  rights,  terms and  preferences  of the Series C Acquiring  Fund  Preferred
Shares  are  identical  in all  material  respects  (including  the  liquidation preference)  to the current rights and  preferences  of the Preferred  Shares of
Minnesota  I, and the rights,  terms and  preferences  of the Series D Acquiring
Fund  Preferred  Shares are identical in all material  respects  (including  the liquidation  preference) to the current rights and  preferences of the Preferred
Shares of Minnesota  III. On the Closing Date,  holders of Minnesota I Preferred
Shares will receive the same number of Series C Acquiring Fund Preferred  Shares as the number of  Minnesota  I  Preferred  Shares  that they held on the Closing
Date, and holders of Minnesota III Preferred Shares will receive the same number of Series D  Acquiring  Fund  Preferred  Shares as the number of  Minnesota  III
Preferred  Shares  that  they  held  on  the  Closing  Date.  In  addition,  the
Acquisitions  have been  structured so that holders of Acquired  Fund  Preferred
Shares will receive all dividends to which they are entitled through the Closing
Date and,  after the Closing Date,  will continue to earn  dividends  during the initial  dividend  period  ("Initial  Dividend  Period") of the  Acquiring  Fund
Preferred Shares at the same rate that had applied to the corresponding Acquired
Fund Preferred Shares  immediately  before the  Acquisition.  As with the Common
Shares, this structure is designed to avoid any "dilution" in the investments of holders of either Acquired Fund Preferred Shares or the Acquiring Fund Preferred
Shares.  For more information about the Acquiring Fund Preferred Shares, see the section below entitled  "Information About the Acquisitions--  Material Features
of the  Acquisitions--  Description  of Acquiring  Fund  Preferred  Shares to be
Issued."

     KEY FEATURES OF THE ACQUIRING FUND AND THE ACQUIRED FUNDS

     Investment Objectives and Policies

     Investment  Objectives.  The Funds all have the same investment objective--
namely,  they seek to provide  current  income exempt from both regular  federal income  tax and  Minnesota  state  personal  income  tax,  consistent  with  the preservation of capital.

     Investment Strategy. Each Fund seeks to achieve its investment objective by investing  substantially  all (in excess of 80%) of its net assets in tax-exempt
"Minnesota  Municipal  Obligations"  rated  "investment  grade"  at the  time of investment.  "Minnesota Municipal Obligations" are debt obligations issued by or on  behalf  of the  State of  Minnesota,  its  agencies,  instrumentalities  and political  subdivisions  and which bear  interest  that,  in the opinion of bond counsel or other  counsel to the  issuer,  is exempt from both  regular  federal income tax and Minnesota  state personal  income tax.  "Investment  grade" means that, at the time of  investment,  the  Minnesota  Municipal  Obligations  had a
credit  rating  of  at  least  (1)  Baa  by  Moody's  Investors  Service,   Inc.
("Moody's"),  (2) BBB by  Standard  & Poor's,  a  division  of The  McGraw  Hill
Companies,  Inc. ("S&P" and, with Moody's, the "Rating Agencies"), or (3) in the case of securities that have not been rated by the Rating Agencies-- or that are unrated-- a credit  quality that is equivalent to Baa or BBB by Moody's and S&P, respectively,  as determined by DMC. For more  information  about the investment
objectives   and  policies  of  the  Funds,   see  the  section  below  entitled
"Information  About the  Funds--  General  Description."  Each Fund  intends  to
emphasize   investments  in  Minnesota  Municipal   Obligations  with  long-term
maturities in order to maintain an average portfolio maturity of 20 to 30 years, although this may change based on market conditions.

     Trading of Common Shares on the Exchange

     Common  shares of  closed-end  funds  like the Funds are often  traded on a stock  exchange-- in the case of the Funds,  the American Stock  Exchange.  As a general rule,  when  investors  wish to purchase  Common Shares of a Fund,  they enter into a purchase  transaction on the Exchange through a broker-dealer  (and thus  indirectly  purchase  Common  Shares  from a  selling  Fund  shareholder).
Similarly,  when a Fund  shareholder  wishes to sell Common  Shares,  the Common
Shares are sold on the Exchange through a broker-dealer  (and thus are purchased by another  investor).  Unlike a mutual fund (also called an  "open-end"  fund), holders of Common  Shares of a Fund  generally  do not  purchase and sell Common
Shares from and to the Fund,  either directly or through an intermediary such as a broker-dealer.

     Preferred Shares

     Unlike the Funds' Common Shares,  the Funds'  Preferred Shares do not trade on the Exchange.  Rather,  the Funds' Preferred Shares are purchased and sold in private transactions conducted by a remarketing agent (the "Remarketing Agent").
Each Fund's  Preferred  Shares have a dividend  period that is 28 days long (the
"Dividend  Period").  Investors  purchase  the Funds'  Preferred  Shares for the
Dividend Period at a dividend rate (the "Applicable  Dividend Rate"). At the end of the Dividend Period,  the holders of Preferred Shares receive the dividend on the Preferred  Shares at the Applicable  Dividend Rate that was declared for the
Dividend  Period.  A new  Applicable  Dividend  Rate  is then  set for the  next
Dividend Period. At that time, a holder of Preferred Shares may choose either to continue to hold the Preferred  Shares for the next  Dividend  Period or to sell the Preferred Shares back to the Remarketing Agent. Each Fund's Preferred Shares are  purchased  and sold  from  and to the  Remarketing  Agent at a  liquidation preference of $50,000 per share (the  "Liquidation  Preference")  plus an amount equal to accumulated but unpaid  dividends  (whether or not earned or declared).
If a holder of Preferred  Shares chooses to sell a Fund's  Preferred Shares back to the  Remarketing  Agent,  the  Remarketing  Agent  will  attempt  to sell the
Preferred Shares to another holder of Preferred Shares or to a new investor.

     PRIMARY CONSEQUENCES OF THE PROPOSED ACQUISITIONS

     If the Plans and the Acquisitions are approved by Fund shareholders and the
Acquisitions  are  completed on the Closing Date,  then the Acquiring  Fund will acquire  substantially  all of the assets of the  Acquired  Funds and all of the
Funds'  shareholders  will  become  shareholders  of  the  Acquiring  Fund.  The
Acquiring Fund will continue to operate as a closed-end  fund managed by DMC and investing  substantially all of its assets in Minnesota  Municipal  Obligations.
Acquiring  Fund Common Shares will continue to trade on the Exchange.  After the
Acquisitions,  the  Acquiring  Fund will have four  series of  Preferred  Shares issued and  outstanding:  its two original  series-- Series A and Series B-- and two new series--  Series C (issued to holders of Minnesota I's Preferred  Shares in the Acquisition) and Series D (issued to holders of Minnesota III's Preferred
Shares in the Acquisition)  (collectively  "Series").  All of the Acquiring Fund
Preferred  Shares will continue to be remarketed  through the Remarketing  Agent for 28-day Dividend Periods.

     If the Plans are approved by shareholders and the  Acquisitions  take place on the anticipated  Closing Date, the Acquiring Fund will hold an annual meeting in 2006,  but the Acquired Funds will not hold an annual meeting in 2006. If the
Plans are not approved by shareholders,  the Board will announce the date of the
2006 annual meetings for the Funds at a future date.

     If Fund shareholders  approve the Acquisition for one of the Acquired Funds but not the other,  the Boards of  Directors of the Funds  currently  anticipate proceeding with the approved Acquisition.  If a Plan and the related Acquisition is not  approved by Fund  shareholders,  the Board of  Directors of the Acquired
Fund  whose  Plan or  Acquisition  was not  approved  may  consider  alternative actions, which may include liquidation of that Acquired Fund.

     PRIMARY FEDERAL TAX CONSEQUENCES

     It is expected  that the  shareholders  of the Funds will not recognize any gain or loss for federal  income tax  purposes as a result of the  Acquisitions.
Shareholders  should,  however,  consult  their own tax  adviser  regarding  the effect, if any, of the Acquisitions in light of their individual  circumstances.
Shareholders  should also  consult  their tax adviser  about state and local tax consequences,  if any,  because the information  about tax  consequences in this
Proxy Statement/Prospectus  relates only to the federal income tax consequences.
This discussion of "Primary Federal Tax Consequences" is not intended or written to be used as, and should not be considered a substitute for, tax advice.

                             PRINCIPAL RISK FACTORS

     INVESTMENT RISKS

     The  risks   associated  with  an  investment  in  any  of  the  Funds  are substantially  similar.  As with  most  investments,  investments  in the  Funds involve  risks,  including the risk that  shareholders  may receive little or no return on their investment,  and the risk that shareholders may lose part or all of the money they invest.  There can be no guarantee  against  losses  resulting from an investment in any of the Funds,  nor can there be any assurance that any of the Funds will achieve their  investment  objectives.  The  achievement  of a
Fund's objective  depends on market  conditions  generally and on the investment manager's analytical and portfolio management skills. Before investing in any of the Funds,  potential  shareholders should carefully evaluate the risks. Because of the nature of the Funds, shareholders should consider their investment in any of the Funds to be a  long-term  investment  that  typically  provides  the best results  when held for a number of years.  Following  are the chief  risks  that shareholders assume when investing in the Funds.

     Interest  Rates The Funds are  affected  primarily  by changes in  interest rates.  When interest rates rise, the value of bonds in a Fund's  portfolio will likely decline.  This generally  affects  securities with longer maturities more than those with shorter  maturities.  Because  interest  rate  movements  can be unpredictable,  DMC does not try to increase return by aggressively capitalizing on interest  rate moves.  DMC does  attempt to manage the  duration of a Fund in order to take  advantage of DMC's market  outlook,  especially  on a longer term basis.

     Municipal  Bonds The Funds  concentrate  their  investments  in  securities issued by  municipalities  in Minnesota.  The value of these  investments may be adversely  affected by new legislation in Minnesota,  regional or local economic conditions,  and differing  levels of supply and demand for municipal bonds. DMC maintains a long-term  investment approach and focuses on bonds it believes will provide a steady income stream  regardless of interim market  fluctuations.  DMC does not try to predict  overall  market  movements and generally does not trade for short-term purposes.

     Credit Risk The Funds may also be  affected  by the  ability of  individual municipalities to pay interest and repay principal on the bonds they issue. Weak economic  conditions in Minnesota  may hinder that  ability.  This risk is often referred to as "credit risk."

     Many municipalities insure repayment for their obligations.  This insurance is designed to minimize  credit risks to the Funds by increasing  the likelihood that the Funds would still receive payment even if an issuer defaulted. Although bond insurance  reduces the risk of loss due to default by an issuer,  the bonds remain subject to the risk that market value may fluctuate for other reasons and there is no assurance that the insurance company will meet its obligations.

     To help  reduce  credit  risk,  DMC  conducts  careful  credit  analysis of individual  bonds.  DMC  focuses  on high  quality  bonds and  limits the Funds'
holdings of bonds  rated  below  investment  grade.  DMC also  expects to hold a number of different bonds in each Fund's portfolio.

     High Yield  ("Junk")  Bonds Credit risk is even greater for  non-investment grade,  high-yield municipal bonds.  Investing in so-called "junk" bonds entails the risk of  principal  loss,  which may be greater  than the risk  involved  in investment grade bonds. Issuers of these bonds are generally considered to be in a less secure  financial  situation and may be affected more by adverse economic
conditions,   and  therefore   high-yield  bonds  tend  to  exhibit  more  price
volatility.  High-yield bonds are sometimes issued by municipalities with lesser financial strength and therefore less ability to make projected debt payments on the bonds. A protracted  economic  downturn could adversely  affect the value of outstanding  bonds and the ability of high-yield  issuers to repay principal and interest.  In  particular,  for a  high-yield  revenue  bond,  adverse  economic conditions to the particular project or industry which backs the bond would pose a significant  risk. In striving to manage these risks, DMC limits the amount of each Fund's  portfolio  which may be invested in lower quality,  higher yielding bonds.  Each Fund holds a number of different  bonds  representing  a variety of industries and municipal  projects,  seeking to minimize the effect that any one bond may have on the Fund.

     Geographic  Concentration  Geographic  concentration risk is the heightened sensitivity to regional,  state and local  political and economic  conditions in
Minnesota that could  adversely  affect the holdings in a Fund.  There is also a risk that there could be an inadequate  supply of municipal  bonds in Minnesota.
DMC carefully  monitors the Minnesota economy and in general believes that it is broad enough to satisfy the Funds' investment needs. In addition, the Funds have the  flexibility  to invest in issuers in Puerto Rico and the Virgin Islands and
Guam whose bonds are also free of individual state income taxes.

     Sector Risk A Fund may focus its investments in a particular  sector-- such as  the  housing,  health  care  and/or  utility  industries,  or in  industrial development  bonds-- when the supply of bonds in other sectors does not suit its investment needs. This will expose a Fund to greater industry and security risk.
DMC attempts to spread each Fund's  assets across  different  types of municipal bonds and among bonds  representing  different  industries  and  regions  within
Minnesota.  DMC also  follows  a  rigorous  selection  process  before  choosing securities for the Funds' portfolios.

     Non-Diversification  Each  Acquired  Fund is a  non-diversified  investment company  under the 1940 Act and may therefore be subject to greater risk than if it were a diversified fund like the Acquiring Fund. A non-diversified investment company is not  limited  by the 1940 Act in the  amount  that it may invest in a single  issuer.  Each  Acquired  Fund  nonetheless  restricts the amount that it invests  in a single  issuer  in order to  qualify  as a  "regulated  investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). Under the Code, non-diversified investment companies generally have the flexibility to invest  as much as 50% of their  assets  in as few as two  issuers  provided  no single  issuer  accounts  for  more  than  25% of the  portfolio.  With  certain exceptions,  the remaining 50% of the portfolio  must be  diversified so that no more than 5% of an Acquired  Fund's  assets are invested in the  securities of a single  issuer.  Because a  non-diversified  fund may invest its assets in fewer issuers than a diversified fund, the value of fund common shares may increase or decrease more rapidly than if a fund were fully diversified. If an Acquired Fund were to invest a large  portion of its assets in a single  issuer,  the Acquired
Fund could be  significantly  affected  if that issuer was unable to satisfy its
financial   obligations.   Nevertheless,   the  Acquired  Funds  typically  hold
securities from a variety of different issuers,  representing  different sectors and different types of municipal  projects.  DMC also performs  extensive credit analysis on all securities. DMC is particularly diligent in reviewing the credit status of bonds that  represent a larger  percentage of Acquired Fund  portfolio assets.

     Leverage  Leverage is  essentially a "borrowing" by a fund where the amount
"borrowed"  is invested in portfolio  securities.  Examples of leverage  include bank loans,  issuing  short-term or long-term debt, or issuing  preferred shares with a  liquidation  preference.  Each of the Funds uses leverage in the form of preferred  shares.  Leverage is a tool that can be an important  contributor  to each Fund's  income and capital  appreciation  potential.  However,  there is no guarantee that leveraging  will benefit any of the Funds.  Leveraging may result in a higher degree of volatility because a Fund's NAV could be more sensitive to fluctuations in short-term  interest rates. DMC believes this volatility risk is reasonable given the benefits of higher income potential.

     Inverse  Floaters The Funds may invest in inverse  floating rate securities
("inverse  floaters"),  a type of derivative tax-exempt obligation with floating or variable  interest  rates that move in the opposite  direction of  short-term interest rates, usually at an accelerated speed. Consequently, the market values of inverse  floaters  will  generally  be more  volatile  than other  tax-exempt investments.  This risk is  somewhat  higher for  Minnesota  III  because it may invest in inverse floaters to a greater extent than the other Funds.

     Derivatives  In  addition  to inverse  floaters,  the Funds may invest in a number of other kinds of derivatives,  including:  interest rate swaps, caps and floors;  futures  contracts;  and options on Municipal  Obligations  and futures contracts.  While  the Funds  generally  use these  derivative  instruments  for hedging  purposes,  the extent to which such  hedges are  successful  depends in large  part on  DMC's  skill in  using  these  instruments  and its  ability  to accurately  foresee the financial and market conditions that the instruments are designed to hedge.  Unsuccessful  hedges could  result in greater  losses to the
Funds than if no hedges had been used in the first place. The guidelines imposed by the Rating  Agencies as a condition  for rating the Funds'  Preferred  Shares limit the extent to which the Funds can invest in derivatives.

     Call Risk Call risk is the risk that a bond  issuer  will  prepay  the bond during periods of low interest rates,  forcing investors to reinvest their money at interest  rates that might be lower than rates on the called bond.  DMC takes into  consideration the likelihood of prepayment when it selects bonds and, when appropriate,  DMC looks for bonds that have protection against early prepayment.
This may have the added benefit of improving a Fund's investment  performance in a declining interest rate environment.

     Illiquid  Securities  Each Fund may  invest up to 15% of its net  assets in illiquid securities,  which may include securities with contractual restrictions on resale,  certain securities exempt from registration under the Securities Act of 1933, as amended,  and other securities which may not be readily  marketable.
The relative  illiquidity of these  securities may prevent a Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

     Discount  Risk  Common  shareholders  are subject to the risk that a Fund's common shares may trade at a discount to NAV. See "Information About the Funds--
General Description-- Share Price Data" below.

     Alternative  Minimum Tax Each Fund may invest in securities the income from which is subject to the federal or  Minnesota  alternative  minimum tax ("AMT").
Income from these securities would be taxable to shareholders who are subject to the federal or Minnesota AMT.

     For federal  income tax  purposes,  an AMT is imposed on  taxpayers  to the extent such tax exceeds a taxpayer's  regular income tax liability (with certain adjustments).  Exempt-interest  dividends  attributable  to  interest  income on certain  tax-exempt  obligations to finance private activities are treated as an item of tax  preference  that is included  in the  alternative  minimum  taxable income for  purposes of  computing  the federal  AMT for all  taxpayers  and the federal  environmental  tax on corporations.  In addition,  all other tax-exempt interest received by a corporation, including exempt-interest dividends, will be included in adjusted  current  earnings and in earnings and profits for purposes of  determining  the federal  corporate  AMT and the federal  environmental  tax imposed on corporations.

     Because  liability  for AMT will depend upon the regular tax  liability and tax preference items of a specific  taxpayer,  the extent,  if any, to which the tax preference  items resulting from an investment in a Fund would be subject to the tax will depend upon each taxpayer's  individual  situation.  It is possible that an investor not otherwise  subject to AMT could become  subject to AMT as a result  of an  investment  in a Fund.  For  shareholders  with  substantial  tax preferences, AMT could reduce the after-tax benefits of an investment in a Fund.
Each  shareholder  is  advised  to  consult a tax  adviser  with  respect to the possible effects of tax preference items. In addition, exempt-interest dividends are taken into account when  determining  the taxable  portion of an  investor's
Social Security or railroad retirement benefits for federal income tax purposes.

     Exempt-interest  dividends  attributable  to  interest  on certain  private activity bonds may also be subject to Minnesota AMT on individuals,  estates and trusts.

     Contractual  Indemnifications  The Funds enter into contracts in the normal course of  business  that  contain a variety  of  indemnifications.  The  Funds'
maximum exposure under these  arrangements is unknown.  However,  the Funds have not had prior claims or losses pursuant to these contracts. DMC has reviewed the
Funds' existing contracts and expects the risk of loss to be remote.

         POTENTIAL RESTRICTIONS ON ACQUIRING FUND'S PAYMENT OF DIVIDENDS

     Because the Acquiring  Fund uses leverage in the form of the Acquiring Fund
Preferred  Shares,  there  are  certain  circumstances  in which it would not be permitted to pay dividends on Acquiring Fund Common Shares.  Under the 1940 Act,
the Acquiring Fund may not declare  dividends  (other than dividends  payable in
Acquiring Fund Common Shares),  make any other  distributions  on Acquiring Fund
Common  Shares,  or purchase any  Acquiring  Fund Common Shares if, after giving effect  to the  declaration,  distribution  or  purchase,  the  "1940  Act Asset
Coverage" with respect to the Acquiring Fund Preferred Shares would be less than
200%. For these  purposes,  "1940 Act Asset  Coverage"  means the ratio of total assets  less  all  liabilities  (other  than  liabilities  attributable  to  the
Acquiring Fund Preferred Shares) to the aggregate Liquidation  Preference of the
Acquiring  Fund  Preferred  Shares.  The Acquiring  Fund intends,  to the extent possible,  to purchase or redeem  Acquiring Fund  Preferred  Shares from time to time to the  extent  necessary  to  maintain  a 1940 Act Asset  Coverage  of the
Acquiring Fund Preferred Shares of at least 200%.

     In addition,  under the  Acquiring  Fund's  Articles of  Incorporation,  as
amended from time to time (the "Articles"),  the Acquiring Fund will not declare or pay any dividend or other distribution on Acquiring Fund Common Shares (other than a dividend  or  distribution  paid in  Acquiring  Fund Common  Shares),  or purchase any Acquiring Fund Common Shares or Acquiring  Fund  Preferred  Shares,
unless full cumulative  dividends on the Acquiring Fund Preferred Shares through the most  recently  ended  Dividend  Period  shall  have been paid (or have been declared and sufficient  funds have been deposited with the paying agent for the
Acquiring Fund Preferred  Shares (the "Paying  Agent")),  and the Acquiring Fund
has  redeemed  the number of  Acquiring  Fund  Preferred  Shares  required to be redeemed by any provision for  mandatory  redemption  contained in the Articles.
See   "Information   About  the   Acquisitions--   Material   Features   of  the
Acquisitions--  Description  of Acquiring  Fund Shares to be Issued--  Mandatory
Redemption."

     The Acquiring Fund's Articles also provide that the Acquiring Fund will not declare or pay any  dividend  or other  distribution  on  Acquiring  Fund Common
Shares or Acquiring Fund Preferred Shares (other than a dividend or distribution paid in Acquiring  Fund Common  Shares),  or purchase any Acquiring  Fund Common
Shares  or  Acquiring  Fund  Preferred  Shares,  unless  immediately  after  the transaction the value of the Acquiring Fund's portfolio  securities  meeting the credit quality  requirements  of the Rating  Agencies would at least be equal to the  "Preferred  Share  Basic  Maintenance  Amount."  For  these  purposes,  the
"Preferred  Share  Basic  Maintenance  Amount" is a  calculation  measuring  the
Acquiring Fund's liabilities,  including  liabilities with respect to payment of dividends on the Acquiring Fund Preferred Shares and the Liquidation Preference.
This test thus  requires  the  Acquiring  Fund to have  sufficient  high  credit quality portfolio  securities in excess of certain of its liabilities  before it can pay cash  dividends  on,  or  purchase,  Acquiring  Fund  Common  Shares  or
Acquiring Fund Preferred Shares.

                           CURRENT AND PRO FORMA FEES

     The tables below describe the fees and expenses that  shareholders  may pay if they buy and hold  Common  Shares  of the  Funds.  The  tables  also show the estimated  fees and  expenses  for the  Acquiring  Fund Common  Shares after the
Acquisitions.   The  purpose  of  the  tables  is  to  assist   shareholders  in
understanding  the various  costs and expenses  that they will bear  directly or indirectly as a holder of Acquiring Fund Common Shares.

               Fees and Expenses for Acquiring Fund Common Shares
                         and Acquired Fund Common Shares

                                                              Actual*                         Projected**
                                         Minnesota I      Minnesota III     Minnesota II     Minnesota II
                                                                                             After the
                                                                                             Acquisitions
Shareholder Transaction Expenses
   Sales Load (1)                                N/A              N/A               N/A               N/A
   (as a percentage of offering price)
   Dividend Reinvestment Plan Fees (2)           N/A              N/A               N/A               N/A
Annual Expenses (as a percentage of net
assets attributable to Common Shares)
   Management Fees                              0.61%            0.63%             0.62%            0.62%
   Interest Payments on Borrowed Funds          0.81%            0.90%             0.86%            0.85%
   Other Expenses                               0.66%            0.70%             0.38%            0.36%
                                         ---------------- ----------------- ---------------- ------------------
   Total Annual Expenses                        2.08%            2.23%             1.86%            1.83%
                                         ================ ================= ================ ==================

*    Information for the Funds is provided for their fiscal year ended March 31,
     2005.

**   Projected  expenses  based  on  current  and  anticipated   Acquiring  Fund
     expenses,  including the estimated costs of the Acquisitions to be borne by the  Funds.  The pro forma  combined  expenses  are based on the net assets attributable  to the  Common  Shares  of the  Funds as of March  31,  2005.
     Assumes approval and completion of both Acquisitions.

(1)  No sales  charges  will be  applicable  to  Acquiring  Fund  Common  Shares received  by the  Acquired  Funds'  shareholders  in  connection  with  the
     Acquisitions.

(2)  The Funds pay the expenses of the dividend reinvestment plan ("DRIP"),  but participating  shareholders  pay  their  pro rata  share  of the  brokerage commissions incurred by the DRIP agent's open market purchases.

                                     Example

     This example compares the cost of investing in Acquiring Fund Common Shares with the cost of investing in Acquired Fund Common Shares, both before and after the Acquisitions. It assumes:

o    An investment at NAV of $1,000 for the periods shown;

o    A 5% investment return each year;(1)

o    The Funds' operating expenses remain the same each year; and

o    All dividends and distributions are reinvested at NAV.

     The Example should not be considered a  representation  of future expenses.
Although  actual costs may be higher or lower than those  shown,  based on these assumptions the costs would be:

                                        1 Year   3 Years   5 Years   10 Years
Minnesota I                             $211     $652      $1,119    $2,410
Minnesota III                           $226     $697      $1,195    $2,565
Minnesota II                            $189     $585      $1,006    $2,180
Minnesota II (after the Acquisitions)*  $186     $576      $990      $2,148

*    Assumes approval and completion of both Acquisitions

(1)  The Funds' actual returns may be greater or less than the  hypothetical  5%
     return used.

                       INFORMATION ABOUT THE ACQUISITIONS

     This is only a summary  of the  Plans.  You  should  read the Form of Plan, which is  attached  as  Exhibit  A,  for more  complete  information  about  the
Acquisitions.

     MATERIAL FEATURES OF THE ACQUISITIONS

     Under each Plan, the corresponding Acquisition will consist of:

     o    The  acquisition  by the Acquiring  Fund of  substantially  all of the property,  assets and goodwill of the Acquired Fund in exchange solely for full and  fractional  Acquiring  Fund Common  Shares and Acquiring
          Fund Preferred Shares;

     o    The pro rata distribution of Acquiring Fund Shares to the shareholders of the  Acquired  Fund  according  to their  respective  interests  in complete liquidation of the Acquired Fund; and

     o    The  dissolution of the Acquired Fund as soon as is practicable  after the Closing.

     Terms of the Plans

     Conveyance of Acquired Fund Assets Under each Plan,  the Acquired Fund will convey to the  Acquiring  Fund at the  Closing all of the  Acquired  Fund's then existing assets,  free and clear of any liens, except for cash, bank deposits or cash equivalent securities in an estimated amount necessary to:

     o    Pay the  Acquired  Fund's  costs and expenses of carrying out the Plan
          (including,  but not limited to, fees of counsel and accountants,  and expenses of its liquidation and dissolution), which costs and expenses shall  be  established  on the  Acquired  Fund's  books  as  liability reserves;

     o    Discharge the Acquired  Fund's unpaid  liabilities  on its books as of the date of the  Closing  Date,  including,  but not  limited  to, its income dividends and capital gains distributions,  if any, payable for the period prior to, and through, the Closing Date; and

     o    Pay such  contingent  liabilities  as the  Board of  Directors  of the
          Acquired Fund or its officers may  reasonably  expect to exist against the  Acquired  Fund,  if  any,  as of  the  Closing  Date,  for  which
          contingent  and  other   appropriate   liability   reserves  shall  be
          established on the Acquired Fund's books.

     Delivery of Acquiring  Fund Shares Each Plan  provides  that the  Acquiring
Fund will deliver to the Acquired Fund at the Closing:

     o    The number of Acquiring  Fund Common  Shares  having an aggregate  NAV equal to the  aggregate  NAV of the Acquired  Fund Common Shares as of the Closing Date; and

     o    The  number of  Acquiring  Fund  Preferred  Shares of the  appropriate
          Series equal to the number of  corresponding  Acquired Fund  Preferred
          Shares, the aggregate Liquidation  Preference of which shall equal the aggregate  Liquidation  Preference  of  the  Acquired  Fund  Preferred
          Shares.

     Liquidation and Distribution of Acquiring Fund Shares Immediately following the Closing, each Acquired Fund shall liquidate and distribute:

     o    Pro rata to holders of Acquired Fund Common Shares of record as of the close of business  on the  Closing  Date,  the  Acquiring  Fund Common
          Shares received by Acquired Fund, in exchange for Acquired Fund Common
          Shares held by those shareholders; and

     o    To holders of Acquired Fund Preferred Shares of record as of the close of business on the Closing Date, one Acquiring  Fund Preferred  Share,
          in  exchange  for each  Acquired  Fund  Preferred  Share held by those shareholders.

     Acquired Fund Share  Certificates  As promptly as is practicable  after the
Closing, each holder of any outstanding certificate or certificates representing
Acquired Fund Shares shall be entitled to surrender  those  certificates  to the
Acquiring  Fund's  transfer  agent in  exchange  for the  respective  number  of applicable Acquiring Fund Shares.  Until surrendered,  each outstanding Acquired
Fund Share  certificate shall be deemed for all of the Acquiring Fund's purposes to evidence ownership of the applicable number of Acquiring Fund Shares.

     Acquired Fund Dividends At or prior to the Closing, each Acquired Fund will declare a  dividend  and/or  other  distribution  to be paid to the  holders  of
Acquired Fund Common Shares so that, upon such payment, it will have distributed all of its investment  company  taxable income  (computed  without regard to any deduction for dividends  paid),  net tax-exempt  income and realized net capital gains,  if any,  earned or  anticipated  to be earned  through and including the
Closing Date.

     Dividends on Acquired  Fund  Preferred  Shares shall  accumulate  up to and including  the  Closing  Date and then cease to  accumulate.  At or prior to the
Closing, each Acquired Fund will declare all accumulated but unpaid dividends on the Acquired Fund Preferred  Shares up to and including the Closing Date.  These dividends will be paid to the holders of Acquired Fund  Preferred  Shares on the
Dividend  Payment Date for the Initial  Dividend  Period of the  Acquiring  Fund
Preferred Shares.  The Applicable  Dividend Rate for the Initial Dividend Period
for each new Series of Acquiring Fund Preferred Shares shall accumulate from and including  the day after the Closing  Date at the same rate borne on the Closing
Date by the corresponding Acquired Fund Preferred Shares.

     Dissolving  the  Acquired  Funds  The  Acquired  Funds  shall be  dissolved promptly following the Closing,  the liquidating  distribution of the respective
Acquiring Fund Shares,  payment of any dividends or distributions and resolution of any other contingent liabilities.

     Valuation  The value of the Funds'  portfolio  securities  and NAV shall be determined  as of 4:00  p.m.  Eastern  Time  on the  Closing  Date  in a  manner consistent with the valuation  procedures  described in each Fund's filings with the  SEC.  The  value  of each  Fund's  portfolio  securities  and NAV  shall be calculated net of the Liquidation  Preference (including  accumulated and unpaid dividends).

     Closing  Date The Closing  Date is expected to be March 15,  2006,  or such other date as the Boards of Directors of the Funds may mutually agree,  provided that the Closing Date shall not be on a  Remarketing  Date for the Acquired Fund
Preferred  Shares.  The  Closing  shall  take place at the  principal  executive offices of the Funds at 5:00 p.m. Eastern Time on the Closing Date.

     Representations,  Warranties  and  Covenants The execution of the Plans and the  consummation  of the  Acquisitions  are conditioned on each of the Acquired
Funds and the Acquiring Fund providing each other with certain  representations, warranties  and covenants  relating to, among other things,  the corporate  good standing of each Fund, the legal  characteristics  of the Acquired and Acquiring
Fund Shares, and agreements by each Fund to file any required tax returns.

     Conditions  Precedent  The  consummation  of each  Plan is  subject  to the conditions precedent that, among other things:

     o    All the  representations  and warranties of each Fund contained in the
          Plan shall be true and correct as of the Closing;

     o    Each Fund shall have performed all obligations required by the Plan to be performed by it prior to the Closing;

     o    The Plan and the  Acquisition  shall have been adopted and approved by the appropriate  action of the  shareholders of the Acquired Fund, and the Acquisition shall have been approved by the appropriate  action of the  shareholders of Acquiring Fund, at a shareholders  meeting or any adjournment thereof;

     o    Certain  opinions of counsel  relating to tax,  corporate  and federal securities matters will have been delivered to each Fund;

     o    The  Exchange  shall  have  approved  the  listing  of the  additional
          Acquiring  Fund Common Shares to be issued to holders of Acquired Fund
          Common Shares in connection with the Acquisitions;

     o    The  preferences,  voting  powers,  restrictions,  limitations  as  to dividends,  qualifications  and terms and  conditions of redemption of the Acquiring Fund Preferred Shares shall be identical in all material respects to those of the Acquired Fund Preferred Shares; and

     o    The Acquiring Fund shall have obtained written  confirmation from both
          Rating Agencies that:

          o    consummation  of the  transactions  contemplated by the Plan will not impair the  ratings  assigned  by the Rating  Agencies to the existing Acquiring Fund Preferred Shares,  Series A and Series B;
               and

          o    the Acquiring Fund Preferred  Shares to be issued pursuant to the
               Acquisition will be rated "Aaa" by Moody's and "AAA" by S&P.

     Fees and Expenses The expenses of entering  into and carrying out the Plans and the  Acquisitions  shall be borne  25% by the  Acquiring  Fund,  25% by each
Acquired Fund, and 25% by DMC.

     Termination;  Postponement;  Waiver;  Order Each Plan may be terminated and the  corresponding  Acquisition  abandoned at any time (whether  before or after shareholder approval) prior to the Closing, or the Closing may be postponed, by:

     o    Mutual consent of the Acquired Fund and the Acquiring Fund;

     o    The  Acquiring  Fund,  if  any  of  the  conditions  precedent  to its obligations under the Plan have not been fulfilled or waived; or

     o    The  Acquired  Fund,  if  any  of  the  conditions  precedent  to  its obligations under the Plan have not been fulfilled or waived.

     An election by the Acquired  Fund or the  Acquiring  Fund to terminate  the
Plan and to abandon the Acquisition shall be exercised by the Board of Directors of the Acquired Fund or the Acquiring Fund,  respectively.  If the  transactions contemplated by a Plan have not been  consummated by December 31, 2006, the Plan shall automatically  terminate on that date, unless a later date is agreed to by both Funds' Boards.  In the event of the  termination of a Plan, it shall become void and have no further effect, and neither the Acquired Fund nor the Acquiring
Fund,  nor their  directors,  officers,  agents or  shareholders  shall have any liability under the Plan.

     At any time prior to the Closing,  any of the terms or conditions of a Plan may be waived by the Board of  Directors of the  Acquiring  Fund or the Acquired
Fund,  as the case may be,  if, in the  judgment  of the Board,  such  action or waiver  will  not  have a  material  adverse  effect  on the  applicable  Fund's shareholders.  If the SEC  issues an order  with  respect to a Plan prior to the
Closing and imposes any terms or conditions that are determined by the Boards of
Directors of the Acquired Fund and the  Acquiring  Fund to be  acceptable,  then those terms and  conditions  shall become  binding as if they were a part of the
Plan without any further vote or approval of the  shareholders  of the Acquiring
Fund or the Acquired Fund. If the SEC terms and conditions result in a change in the method of computing the number of Acquiring  Fund Shares to be issued to the
Acquired Funds,  however,  then the Acquisition shall not be consummated and the
Plan shall  terminate,  unless either the SEC terms and conditions  have already been  included  in the  proxy  solicitation  material  furnished  to the  Funds'
shareholders prior to the Meeting,  or the Funds promptly call a special meeting of their  shareholders  at which the SEC terms and  conditions are submitted for approval.

     Amendments and  Assignments The Plans may be amended only by mutual consent of the  Funds  in  writing.  Neither  a Plan nor any  interest  in a Plan may be assigned without the prior written consent of the other Fund.

     Description of Acquiring Fund Common Shares to be Issued

     General The  Acquiring  Fund is  authorized  by its Articles to issue up to
200,000,000  Acquiring Fund Common Shares,  par value $0.01 per share. As of the date of this  Proxy  Statement/Prospectus,  the  Acquiring  Fund had  issued and outstanding 7,252,200 Acquiring Fund Common Shares listed on the Exchange. Under the terms of the Plans, the Acquiring Fund will issue additional  Acquiring Fund
Common  Shares to the holders of Acquired Fund Common Shares on the Closing Date in connection  with the  Acquisitions.  The number of additional  Acquiring Fund
Common  Shares to be issued will be based on the relative  NAVs of the Acquiring
Fund and the Acquired  Funds as of the Closing Date.  All Acquiring  Fund Common
Shares to be issued in exchange for Acquired Fund Common Shares  pursuant to the
Plans will be fully paid and  non-assessable,  and will be listed for trading on the Exchange.

     The  terms  of  the  Acquiring  Fund  Common  Shares  to be  issued  in the
Acquisition  will be identical to the terms of the Acquiring  Fund Common Shares that are already outstanding. All of the Acquiring Fund Common Shares have equal rights with respect to the payment of dividends and the  distribution  of assets
upon  liquidation.   The  Acquiring  Fund  Common  Shares  have  no  preemptive, conversion or exchange rights, nor any right to cumulative voting.

     Distributions The Acquiring Fund makes monthly  distributions to holders of
Acquiring Fund Common Shares of substantially  all of its net investment  income remaining  after the payment of  dividends  on any  outstanding  Acquiring  Fund
Preferred  Shares.  Net  realized  capital  gains,  if any,  are  expected to be distributed  to holders  of  Acquiring  Fund  Common  Shares at least  annually.
Distributions  will be taxable to the extent  made out of taxable  income of the
Acquiring  Fund. Net income consists of all interest income accrued on portfolio assets less all expenses of the Acquiring  Fund.  Expenses of the Acquiring Fund
are accrued each day.

     At any time when Acquiring Fund Preferred Shares are  outstanding,  holders of Acquiring  Fund Common  Shares will not be entitled to receive any net income or other  distributions  from the Acquiring Fund unless all accrued dividends on the  Acquiring  Fund  Preferred  Shares have been paid,  and unless the 1940 Act
Asset  Coverage is at least 200% after giving  effect to the  distribution.  The
Acquiring  Fund's  Articles set forth  certain  additional  restrictions  on the payment of dividends or other  distributions  in respect of the  Acquiring  Fund
Common Shares that apply for so long as the Acquiring Fund Preferred  Shares are issued and outstanding.  See "Principal Risk Factors-- Potential Restrictions on
Acquiring Fund's Payment of Dividends" above.

     Upon any failure by the  Acquiring  Fund to pay  dividends on the Acquiring
Fund  Preferred  Shares for two years or more,  the  holders of  Acquiring  Fund
Preferred Shares will acquire certain  additional  voting rights,  including the ability  to  exclusively  elect a  majority  of the  Acquiring  Fund's  Board of
Directors.  These  voting  rights  are the  exclusive  remedy of the  holders of
Acquiring  Fund  Preferred  Shares  upon any  failure  to pay  dividends  on the
Acquiring Fund Preferred  Shares.  See  "Description of Acquiring Fund Preferred
Shares to be Issued" below.

     Dividend Reinvestment Plan Under the Acquiring Fund's Dividend Reinvestment
Plan (the "DRIP"),  all  distributions of dividends and capital gains to holders of Acquiring  Fund Common  Shares will  automatically  be  reinvested  by Mellon
Investor Services,  LLC (the "DRIP Agent"), in additional  Acquiring Fund Common
Shares  unless an election is made to receive  distributions  in cash.  The DRIP
Agent will  purchase  Acquiring  Fund  Common  Shares in the open  market--  the
Acquiring  Fund  will not  issue any new  shares  in  connection  with the DRIP.
Holders  of  Acquired  Fund  Common  Shares  who  participate  in  the  dividend reinvestment  plan  of the  respective  Acquired  Funds  will  automatically  be enrolled in the Acquiring Fund DRIP upon completion of the Acquisitions, and any dividends  paid at that time will be reinvested in Acquiring  Fund Common Shares as if subject to the DRIP.  Other holders of Acquired Fund Common Shares will be given the opportunity to enroll in the DRIP following the Closing Date.

     If Acquiring Fund Common Shares are registered in a shareholder's  name and the  shareholder is not already  reinvesting  dividends but would like to do so, the shareholder may contact the DRIP Agent at 800-851-9677. The shareholder will be asked to put the  request in  writing.  If holders of  Acquiring  Fund Common
Shares have shares  registered in "street" name, the shareholder  should contact their  financial  adviser or the  broker/dealer  holding the shares.  Additional information  about the DRIP may be obtained by contacting  the DRIP Agent at the phone  number above or by writing to Mellon  Investor  Services,  LLC,  Dividend
Reinvestment  Department,  Overpeck Centre, 85 Challenger Road,  Ridgefield,  NJ
07660.

     The  DRIP  Agent  maintains  each  shareholder's  account  in the  DRIP and furnishes  monthly  written  confirmations  of all  transactions in the account, including  information  needed by  shareholders  for  personal  and tax records.
Acquiring Fund Common Shares are held by the DRIP Agent in non-certificated form in the  name of the  participant,  and each  shareholder's  proxy  will  include
Acquiring Fund Common Shares purchased through the DRIP.

     The DRIP Agent's fees for the  reinvestment of dividends and  distributions will be paid by the Acquiring Fund.  However,  each  participant  will pay a pro rata share of the brokerage commissions incurred in the DRIP Agent's open market purchases.  There are no other  charges  to DRIP  participants  except for these brokerage commissions.

     The automatic  reinvestment of dividends and distributions will not relieve participants  of any state or federal income tax that may be payable or required to be withheld on such dividends or distributions.

     Participants  may withdraw  from the DRIP upon  written  notice to the DRIP
Agent.  When a participant  withdraws  from the DRIP or upon  termination of the
DRIP,  certificates  for whole  Acquiring  Fund  Common  Shares  credited to the participant's  account  under the DRIP will be issued and a cash payment will be made for any fractional  Acquiring  Fund Common Shares  credited to the account.
Holders of Acquiring  Fund Common Shares who do not elect to  participate in the
DRIP receive all dividends and capital gains distributions in cash paid by check mailed directly to the shareholder of record by Mellon Investor Services, LLC as dividend disbursing agent.

     The Acquiring  Fund reserves the right to amend or terminate the DRIP on at least 90 days' written notice to all DRIP participants.

     Description of Acquiring Fund Preferred Shares to be Issued

     The following is a brief  description  of the terms of the  Acquiring  Fund
Preferred  Shares,  Series  C  and  Series  D,  to be  issued  pursuant  to  the
Acquisitions.  This description is not complete and is subject to, and qualified in its entirety by reference to, the more detailed description in the Statements
Establishing and Fixing the Rights and Preferences of Municipal Income Preferred
Shares, Series C and Series D (the "Statements"), contained in Exhibits C and D, respectively, of this Proxy Statement/Prospectus.

     General The  Acquiring  Fund's  Articles  authorize  the  issuance of up to
1,000,000  Acquiring  Fund  Preferred  Shares,  par value  $0.01 per share.  The
Articles provide that Acquiring Fund Preferred Shares may be issued from time to time in such series and with such rights,  preferences  and  restrictions as are determined  by  resolution  of the  Acquiring  Fund's  Board of  Directors.  The
Acquiring Fund currently has  outstanding 600 shares of Acquiring Fund Preferred
Shares,  Series A ("Series A Preferred Shares") and 600 shares of Acquiring Fund
Preferred Shares,  Series B ("Series B Preferred  Shares").  If the Acquisitions
are approved and  completed,  the Acquiring  Fund will issue an  additional  400 shares of  Acquiring  Fund  Preferred  Shares,  Series C  ("Series  C  Preferred
Shares") to  preferred  shareholders  of Minnesota I and 300 shares of Acquiring
Fund  Preferred  Shares,  Series D ("Series D Preferred  Shares")  to  preferred shareholders  of  Minnesota  III.  The Series C and D  Preferred  Shares  issued pursuant to the Acquisitions will each have a Liquidation  Preference of $50,000 per share plus an amount equal to any accumulated but unpaid dividends  (whether or not earned or declared).

     The Series C and D Preferred  Shares  issued  pursuant to the  Acquisitions will rank on parity with the Series A and B  Preferred  Shares as to the payment of dividends and the distribution of assets upon liquidation. The Series C and D
Preferred  Shares  will  carry one vote per share on all  matters  on which such shares are entitled to vote.  The Series C and D Preferred  Shares will be, when issued in accordance with the Plans and their respective Statements,  fully paid and  non-assessable  and have no  preemptive,  conversion or exchange  rights or rights to cumulative voting.

     Initial  Dividend  Period and  Initial  Dividend  Rate  Although  it is not
currently anticipated that it will be necessary to do so, each Acquired Fund may set a special dividend period for the last remarketing prior to the Closing Date that will be the sum of the number of days remaining to the Closing Date and the
Initial Dividend Period for the corresponding  Series of Acquired Fund Preferred
Shares.  If the Closing Date occurs as anticipated  on March 15, 2006,  then the
Acquiring Fund currently  anticipates  that the Initial  Dividend Period for the
Series C  Preferred  Shares  will be  fifteen  (15)  days  and that the  Initial
Dividend  Period  for the Series D  Preferred  Shares  will be one (1) day.  The
Initial  Dividend Period for each of the Series C and D Preferred Shares will be set so that, for the Dividend  Periods  following the Initial  Dividend  Period, each of the four Series of Acquiring  Fund  Preferred  Shares will mature and be remarketed on a different  week during any 28-day period.  The initial  Dividend
Rate for the Series C and D  Preferred  Shares for the Initial  Dividend  Period
will be the same as the  dividend  rate in  effect on the  Closing  Date for the corresponding Acquired Fund Preferred Shares.

     Subsequent  Dividend  Periods  After the  Initial  Dividend  Period for the
Series C and D Preferred  Shares,  a new Dividend  Period will  commence on each
Dividend  Payment  Date.  The Acquiring  Fund  currently  anticipates  that each subsequent  Dividend  Period will be 28 days long. The Board of Directors of the
Acquiring  Fund or the  Remarketing  Agent may  lengthen or shorten the Dividend
Periods.  The Acquiring  Fund's Board of Directors  may at any time  designate a
Dividend Period as a Special  Dividend Period  consisting of a number of days or whole  years  as the  Board of  Directors  shall  specify,  subject  to  certain conditions.

     Dividend  Payment  Dates  Dividends on each Series C and Series D Preferred
Share  will  accumulate  from the first  day of a  Dividend  Period  and will be payable,  when, as and if declared by the  Acquiring  Fund's Board of Directors, out of funds legally  available  therefor,  on the applicable  Dividend  Payment
Date.  The Dividend  Payment Date will  generally be the next business day after the last day of the Dividend Period.  In the event that the Board has declared a
Special Dividend Period of more than 28 days, however, the Dividend Payment Date will be the first business day of each calendar  month after the  designation of the Special Dividend Period.  The dividend will be paid by the Acquiring Fund to
the  securities   depository  for  the  Acquiring  Fund  Preferred  Shares  (the
"Securities  Depository")  on the  business day before the  applicable  Dividend
Payment Date.

     Dividend  Payments  So long as there  is a  Securities  Depository  for the
Series C and D Preferred  Shares,  each  dividend on such shares will be paid to the  Securities  Depository or its nominee as the record holder of those shares.
The Securities Depository will credit the accounts of the "Agent Members" of the beneficial  owners of Series C and D  Preferred  Shares in  accordance  with the
Securities  Depository's  normal  procedures.  An "Agent Member" is a designated member of the Securities  Depository  that maintains  records for the beneficial owners of the Series C or Series D Preferred  Shares.  Each Agent Member will be responsible  for holding or disbursing  dividend  payments to the holders of the
Series C and D Preferred Shares.

     Non-Payment  Period Late Charge A  "Non-Payment  Period"  will occur if the
Acquiring  Fund fails to pay,  or arrange  payment  for,  the full amount of any dividend on the Series C or Series D Preferred  Shares  required to be paid on a
Dividend  Payment Date.  If the Series C or Series D Preferred  Shares have been called for  redemption,  a  Non-Payment  Period will also occur if the Acquiring
Fund fails to pay, or arrange  payment  for,  the $50,000 per share  Liquidation
Preference  plus any  additional  premium  required by the Articles and the full amount of any  dividends  (whether or not earned or  declared)  accumulated  but unpaid to the redemption date.

     The Non-Payment  Period will begin on the applicable  Dividend Payment Date or  redemption  date and will end on the business day when,  by 12:00 noon,  New
York City time,  all unpaid  dividends  and unpaid  redemption  prices have been deposited or have otherwise  been made  available to the  applicable  holders in same-day  funds. A Non-Payment  Period will not end until the Acquiring Fund has given advance written notice to the Paying Agent, the Remarketing  Agent and the
Securities Depository and all holders of Series C and D Preferred Shares.

     Each  Dividend  Period  for  Series  C  and D  Preferred  Shares  during  a
Non-Payment Period will be a seven-day Dividend Period. The Applicable  Dividend
Rate for each Dividend  Period during a Non-Payment  Period will be equal to the
Non-Payment  Period  Rate.  The  Non-Payment  Period  Rate  will  be 250% of the
"Reference  Rate" for any Dividend Period that is 90 days or less.  However,  if the Acquiring Fund has notified the Remarketing  Agent of its intent to allocate federally  taxable  income  to the  Series  C or D  Preferred  Shares,  then the
Non-Payment  Period Rate will be 300% of the  "Reference  Rate." The  "Reference
Rate" is a rate  established  in the  Statements  based on  commercial  paper or municipal bond rates for Dividend  Periods of less than one year, or on Treasury securities rates for Special Dividend Periods of more than one year.

     If the  dividend or  redemption  price is paid to the  eligible  holders of
Series C or D Preferred  Shares on any of the first three  Business Days after a
Dividend  Payment Date or due date,  the Acquiring  Fund will pay a late charge.
The late charge  shall be the  Non-Payment  Period Rate applied to the amount of such  non-payment,  based on the actual number of days that the payment was late divided by 365.

     Restrictions  on  Dividends  and Other  Payments As  discussed  above under
"Principal Risk Factors-- Potential  Restrictions on Acquiring Fund's Payment of
Dividends," there are certain  circumstances under the 1940 Act or the Acquiring
Fund's  Articles  in which  the  Acquiring  Fund will not be  permitted  to make dividends  or  distributions  to holders of  Acquiring  Fund Common or Preferred
Shares. Upon any failure to pay dividends on the Acquiring Fund Preferred Shares for two years or more,  the  holders of  Acquiring  Fund  Preferred  Shares will acquire  certain  additional  voting  rights,  including  the  right  to elect a majority  of the  Acquiring  Fund's  Board of  Directors.  These  rights are the exclusive  remedy of the holders of  Acquiring  Fund  Preferred  Shares upon any failure to pay dividends on Acquiring Fund Preferred Shares.

     Additional  Dividends If the  Acquiring  Fund  allocates to the Series C or
Series D Preferred  Shares any net capital gains or other income that is taxable for federal  income tax  purposes  ("Retroactive  Taxable  Allocation")  without having given advance notice to the Paying Agent and the Remarketing  Agent, then the  Acquiring  Fund must make certain  payments to the affected  holders of the
Series C or Series D  Preferred  Shares in order to offset the tax effect of the
Retroactive Taxable  Allocation.  Within 270 days after the end of the Acquiring
Fund's  taxable year in which the  Retroactive  Taxable  Allocation is made, the
Acquiring Fund must provide notice to the Paying Agent,  the  Remarketing  Agent and to each holder of Series C or Series D Preferred  Shares during that taxable year.  Within 30 days after the  notice is given,  the  Acquiring  Fund must pay
"Additional  Dividends" to the Paying Agent out of legally  available funds. The
Paying Agent will then distribute the  "Additional  Dividends" to the applicable holders of Series C or Series D Preferred Shares.

     An "Additional  Dividend" means a payment to a holder of Series C or Series
D Preferred Shares of an amount which, after taking into account the Retroactive
Taxable Allocations made to the holder, would cause the holder's dividends to be equal to the amount  that would have been  received if the  Retroactive  Taxable
Allocations had not been made. The Additional Dividend shall be calculated:

     o    Without consideration being given to the time value of money;

     o    Assuming  that no holder of Series C or Series D  Preferred  Shares is subject to the  federal or  Minnesota  AMT with  respect to  dividends received from the Acquiring Fund; and

     o    Assuming  that the portion of the  dividend to which each  Retroactive
          Taxable  Allocation  applies  would be  taxable  in the  hands of each holder of Series C or Series D Preferred Shares at:

          o    in the  case of an  allocation  of  capital  gains,  the  maximum marginal  combined  regular federal and Minnesota income tax rate
               (taking  into  account the federal  income tax  deductibility  of state taxes paid or incurred) on net capital gains  applicable to individuals or  corporations in effect during the taxable year in question, whichever is greater; or

          o    in the case of an allocation attributable to ordinary income, the maximum  marginal  combined  regular federal and Minnesota income
               tax  rate   (taking   into   account  the   federal   income  tax
               deductibility of state taxes paid or incurred) on ordinary income applicable to  individuals or  corporations  in effect during the taxable year in question, whichever is greater.

     1940 Act Asset Coverage The Articles  provide that, as of the last business day of each month, the Acquiring Fund must maintain a 1940 Act Asset Coverage of at least  200% with  respect to all the  outstanding  Acquiring  Fund  Preferred
Shares,  including the Series C and D Preferred  Shares.  If the Acquiring  Fund
fails to maintain  its 1940 Act Asset  Coverage and that failure is not cured as of the last  business day of the  following  calendar  month (the "1940 Act Cure
Date"),  the  Acquiring  Fund may be required to redeem some of the  outstanding
Acquiring Fund Preferred Shares,  including some of the Series C and D Preferred
Shares. See "Mandatory Redemption" below.

     Preferred Share Basic Maintenance Amount The Articles require the Acquiring
Fund to maintain,  as of each  business  day,  assets  having in the aggregate a
"Discounted  Value" at least  equal to the  Preferred  Share  Basic  Maintenance
Amount  calculated  with respect to all  outstanding  Acquiring  Fund  Preferred
Shares.  The  "Discounted  Value" of the  Acquiring  Fund's assets is calculated according to a formula  established by each Rating Agency. If the Acquiring Fund fails to meet this  requirement on any business day and the failure is not cured within three business days (the "Preferred Shares Basic Maintenance Cure Date"), the Acquiring Fund may be required to redeem some of its  outstanding  Acquiring
Fund Preferred  Shares,  including some of the Series C and D Preferred  Shares.
See "Mandatory Redemption" below.

     Mandatory  Redemption The Acquiring  Fund will be required to redeem,  at a redemption  price  equal to  $50,000  per  share  plus  accumulated  but  unpaid dividends to the date fixed by the Board of Directors for redemption (whether or not earned or declared),  some or all of the Acquiring Fund  Preferred  Shares--
including Series C or Series D Preferred  Shares-- to the extent permitted under the 1940 Act and Minnesota law, if the Acquiring Fund fails to maintain:

     o    On each  business  day,  assets  having in the  aggregate a Discounted
          Value at least equal to the Preferred Share Basic Maintenance  Amount, and such failure is not cured on or before the  Preferred  Share Basic
          Maintenance Cure Date; or

     o    As of the last  Business  Day of any  calendar  month,  the 1940 Asset
          Coverage, and such failure is not cured on or before the 1940 Act Cure
          Date.

     The number of Acquiring  Fund  Preferred  Shares to be redeemed will be the lesser of:

     o    The minimum number of Acquiring Fund Preferred Shares,  the redemption of which, if deemed to have occurred  immediately prior to the opening of  business  on  the  applicable  Cure  Date,  would  result  in  the satisfaction  of the Preferred Share Basic  Maintenance  Amount or the
          1940 Act Asset Coverage, as the case may be; and

     o    The maximum  number of  Acquiring  Fund  Preferred  Shares that can be redeemed out of funds expected to be legally available therefor.

     If there is no such minimum number of Preferred  Shares,  the redemption of which would result in the satisfaction of the Preferred Share Basic  Maintenance
Amount or the 1940 Act Asset Coverage,  as the case may be, then all outstanding
Acquiring Fund Preferred Shares will be redeemed. If less than 100 shares of any
Series of Acquiring Fund Preferred Shares would remain  outstanding  following a partial  redemption,  the  Remarketing  Agent may direct the  Acquiring  Fund to redeem  all of the  shares  of  such  Series  then  outstanding.  To the  extent practicable, each Series of Acquiring Fund Preferred Shares shall participate in any such redemption on a pro rata basis.

     Optional  Redemption After the Initial Dividend Period,  the Acquiring Fund
at its option may redeem Series C or D Preferred Shares, in whole or in part, on any  scheduled  Dividend  Payment  Date  applicable  to the  Series  called  for redemption.  The redemption must be paid for out of legally available funds at a redemption  price of $50,000 per share plus an amount  equal to any  accumulated but  unpaid  dividends  up to the  redemption  date  (whether  or not  earned or declared).  If a Special  Dividend  Period has been declared for a period of 365 days or more, the Acquiring Fund may have to pay an additional premium.

     The Series C and Series D Preferred  Shares will not be subject to optional redemption  during any portion of a Special  Dividend Period of 365 days or more that the Board of Directors of the Acquiring Fund, after  consultation  with the
Remarketing  Agent,  has designated to be a "Non-Call  Period."  Similarly,  the
Series C and D Preferred  Shares may not be redeemed in part without the consent of the Remarketing Agent if, after the partial redemption, fewer than 100 shares of the Series remain outstanding.

     Allocation If fewer than all the outstanding Series C or D Preferred Shares are to be redeemed,  the number of Series C or D Preferred Shares to be redeemed will be  determined by the Board of  Directors.  The Acquiring  Fund will give a notice of redemption to the Securities  Depository,  who shall  determine by lot the number of Series C or D Preferred  Shares to be redeemed from the account of each Agent Member. The Securities Depository shall immediately notify the Paying
Agent of such  determination,  who will in turn  determine  by lot the number of shares to be  redeemed  from the  accounts of holders of Series C or D Preferred
Shares whose Agent Members have been selected by the Securities  Depository.  In doing so, the Paying Agent may  determine  that shares will be redeemed from the accounts of some holders of Series C or D Preferred  Shares without shares being redeemed from the accounts of other holders. If any certificates for Series C or
D Preferred Shares are not held by the Securities  Depository,  the shares to be redeemed will be selected by the Acquiring Fund by lot.

     Minimum  Liquidity  Level The  Acquiring  Fund is required to have, on each business day, "Deposit  Securities" with maturity or tender dates not later than the day before the next  Dividend  Payment Date for any Series having a value of not less than the "Dividend Coverage Amount" (the "Minimum Liquidity Level").

     "Deposit Securities" include:

     o    Cash;

     o    Receivables  for  Municipal  Obligations  that have been sold and that become due prior to the Dividend Payment Date;

     o    Interest on  Municipal  Obligations  that is payable to the  Acquiring
          Fund prior to or on the Dividend Payment Date; and

     o    Municipal  Obligations  meeting  certain  Rating Agency credit quality requirements.

     The "Dividend Coverage Amount" on any business day means:

     o    The aggregate  amount of dividends that will accumulate on each Series of Acquiring  Fund  Preferred  Shares to (but not  including) the next
          Dividend  Payment Date plus any liabilities of the Acquiring Fund that are  required to be paid on or prior to that  Dividend  Payment  Date;
          less

     o    The combined value of Deposit Securities irrevocably deposited for the payment of dividends on each Series.

     If, as of each business day, the Acquiring  Fund does not have the required
Dividend  Coverage  Amount,  the Acquiring Fund shall,  as soon as  practicable, adjust its portfolio in order to meet the Minimum Liquidity Level.

     Liquidation Upon a liquidation, dissolution or winding up of affairs of the
Acquiring Fund, whether voluntary or involuntary,  the holders of Acquiring Fund
Preferred Shares, including Series C and D Preferred Shares, will be entitled to be paid an amount equal to the Liquidation  Preference,  whether from capital or surplus,  before any assets of the Acquiring Fund will be  distributed  among or paid over to the holders of the Acquiring  Fund Common Shares or any other class of stock of the Acquiring Fund junior to the Acquiring  Fund  Preferred  Shares.
After any such payment,  the holders of Series C and D Preferred Shares will not be entitled to any further  participation  in any  distribution of assets of the
Acquiring Fund.

     If, upon any such  liquidation,  dissolution or winding up of the Acquiring
Fund, the assets of the Acquiring Fund are insufficient to make full payments to the holders of Acquiring  Fund  Preferred  Shares and to the holder of any other shares of preferred  stock with  preference  rights  ranking as to  liquidation, dissolution or winding up on a parity with the Acquiring Fund Preferred  Shares, then such assets  will be  distributed  pro rata among the holders of  Acquiring
Fund Preferred Shares and any other such preferred stock.

     Voting   Rights    Except   as   otherwise    indicated   in   this   Proxy
Statement/Prospectus,  the Articles  (including the Statements) and as otherwise required by applicable law, holders of Series C and D Preferred Shares will have equal  voting  rights with  holders of Common  Shares,  Series A and B Preferred
Shares, and any other shares of preferred stock that may be issued in the future
(one vote per share),  and will vote  together as a single class with holders of
Common  Shares,  Series  A and B  Preferred  Shares,  and any  other  shares  of preferred stock that may be issued in the future.

     Unless a higher  percentage is  specifically  provided for in the Articles, the affirmative  vote of the holders of a majority of the outstanding  Acquiring
Fund Preferred Shares,  voting as a separate class, shall be required to approve any plan of  reorganization  (as such term is defined in Section 2(a)(33) of the
1940 Act) adversely  affecting such shares or any action  requiring  shareholder approval  to change the  Acquiring  Fund's  fundamental  investment  policies or restrictions.

     The 1940 Act  requires  that the holders of all  Acquiring  Fund  Preferred
Shares,  voting together as a separate  class,  have the right to elect at least two  directors at all times and to elect a majority of the directors at any time that two full  years'  dividends  on any  Acquiring  Fund  Preferred  Shares are unpaid.  In the event  that  holders  of  Acquiring  Fund  Preferred  Shares are entitled to elect a majority of the Board of  Directors,  the terms of office of the persons who are Directors at the time of that election will continue. If the
Acquiring  Fund  subsequently  pays (or sets aside for  payment)  all  dividends payable on all outstanding Acquiring Fund Preferred Shares for all past dividend periods,  these special  voting rights shall end, and the terms of office of all of the additional  Directors  elected by the holders of Acquiring Fund Preferred
Shares will  terminate  automatically  (but the terms of office of the Directors previously  elected by the holders of Acquiring  Fund Common  Shares and the two
Directors  previously  elected by the holders of Acquiring Fund Preferred Shares will not terminate).

     So long  as any  Acquiring  Fund  Preferred  Shares  are  outstanding,  the
Acquiring Fund shall not, without the affirmative vote or consent of the holders of a majority of the outstanding Acquiring Fund Preferred Shares in person or by proxy, either in writing or at a meeting (voting separately as one class):

     o    Authorize,  create or issue any class or series of stock ranking prior to or on a parity  with  the  Acquiring  Fund  Preferred  Shares  with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Acquiring
          Fund,  or increase  the  authorized  amount of any Series of Acquiring
          Fund Preferred Shares, except that the Board of Directors, without the vote or consent of the holders of Acquiring Fund Preferred Shares, may from time to time  authorize and create,  and the  Acquiring  Fund may from time to time issue,  classes or series of preferred stock ranking on a parity with the Acquiring Fund Preferred Shares, subject to:

          o    Continuing  compliance  by the  Acquiring  Fund with the 1940 Act
               Asset  Coverage  and  Preferred  Share Basic  Maintenance  Amount
               requirements; and

          o    Receipt  by the  Acquiring  Fund  of  written  confirmation  from
               Moody's and/or S&P (if those Rating  Agencies are then rating any
               Series of Acquiring Fund  Preferred  Shares) that the issuance of any such  additional  class or series would not impair the rating then  assigned by such  Rating  Agencies  to the  Acquiring  Fund
               Preferred Shares;

     o    Amend,  alter or repeal the provisions of the Articles,  including the
          Statements,  whether by merger,  consolidation or otherwise,  so as to affect any preference,  right or power of any Series of Acquiring Fund
          Preferred  Shares;  provided  that  the  authorization,  creation  and issuance of classes or series of stock ranking junior to the Acquiring
          Fund Preferred Shares will not be deemed to affect those  preferences, rights or powers unless the issuance  would cause the  Acquiring  Fund not to satisfy  the 1940 Act Asset  Coverage or the  Preferred  Shares
          Basic Maintenance Amount; or

     o    File a voluntary  application for relief under federal  bankruptcy law or  any  similar  application  under  state  law  for so  long  as the
          Acquiring Fund is solvent and does not foresee becoming insolvent.

     The  holders of  Acquiring  Fund  Preferred  Shares will vote as a separate class or classes on certain  other matters as required  under the Articles,  the
1940 Act and  Minnesota  law.  In  addition,  each of the  Series  A, B, C and D
Preferred  Shares may vote as a separate  Series  under  certain  circumstances.
Unless otherwise required by law, the holders of Acquiring Fund Preferred Shares do not have any relative  rights or  preferences  or other special  rights other than those  specifically set forth in the applicable  Statement.  The holders of
Acquiring  Fund  Preferred  Shares  have  no  preemptive  rights  or  rights  to cumulative  voting.  In the  event  that  the  Acquiring  Fund  fails to pay any dividends on the Acquiring Fund Preferred  Shares,  the exclusive  remedy of the holders  of  Acquiring  Fund  Preferred  Shares  shall be the  right to vote for directors as described above.

     REASONS FOR THE ACQUISITIONS

     All three Funds commenced  operations  following  public offerings of their
Common  Shares in 1992 and 1993. By current  standards,  the size of the Funds--
particularly  Minnesota I and Minnesota  III-- are relatively  small compared to other  exchange-listed  closed-end funds. The asset levels of the Acquired Funds are both well below $100 million, the level of assets that is generally regarded as the point at which most closed-end funds are considered to be successful. The
Board of  Directors of each Fund has  determined  that the  shareholders  of the
Funds  potentially  could be  advantaged  by the increase in assets  realized by combining the Funds. A larger combined Fund can potentially realize cost savings due to  economies of scale,  as certain  fixed costs may be  distributed  over a larger asset base.

     Because  Minnesota  II is already  the largest of the three Funds and has a better overall long-term performance record, the Board of Directors of each Fund has agreed that it should be the  survivor of the  combination.  As of September
30, 2005, the performance of the Acquiring Fund at NAV over the trailing [3-, 5-
and 10-]year  periods has been stronger than  Minnesota I's  performance at NAV, and the  performance  of the Acquiring Fund at NAV over the trailing [1-, 3- and
10-]year periods has been stronger than Minnesota III's  performance at NAV. The total return figures and current  distribution yield at NAV for the Funds, as of
September 30, 2005 are shown below.

--------------------------- -------------- ------------- ---------------
Annualized Return           Minnesota I    Minnesota II  Minnesota III
--------------------------- -------------- ------------- ---------------
--------------------------- -------------- ------------- ---------------
Cumulative Year-To-Date             %               %             %
1 Year
3 Year
5 Year
10 Year
Current Distribution
Rate (at NAV)
--------------------------- -------------- ------------- ---------------

     Although  the   performance  of  Minnesota  III  is  the  strongest  [on  a year-to-date and trailing 5-year basis], the performance disparity vis-a-vis the
Acquiring Fund over these  particular  periods has been relatively minor (_____%
v. _____% for the 5-year period); moreover, of these two, the Acquiring Fund has the longer track record by eight months (with an inception  date of February 26,
1993 versus October 29, 1993 for Minnesota III). The Acquiring Fund has stronger performance  than  Minnesota I over all  trailing  periods  except the  trailing
1-year period. Of course, past performance is no guarantee of future results.

     [As of September 30, 2005, the Acquiring Fund also had the highest  current distribution  rate of the  three  Funds and has had,  on  average,  the  highest distribution  rate over the past five years,  best  fulfilling the Funds' stated
investment  objective.] The average  annualized 30-day  distribution rate at NAV for each of the three  Funds  during  the  period  from  September  30,  2000 to
September 30, 2005 is shown below.

--------------------------------------------------------------------------------
Minnesota I                                                            %
Minnesota II                                                           %
Minnesota III                                                          %
--------------------------------------------------------------------------------

     The Acquiring Fund will also benefit from the  Acquisitions.  The Acquiring
Fund is obtaining  additional assets without  incurring the expenses  associated with  offering  new  shares  (which,  as a  closed-end  fund,  would  require an underwritten  rights or warrants  offering or similar  underwritten  offering of exchange-traded  securities).  Although  it is  paying  for  a  portion  of  the
Acquisitions,   the  Acquiring  Fund  is  obtaining  the  additional   portfolio
securities  of the Acquired  Funds  without the  commensurate  brokerage  costs, dealer  spreads  or other  trading  expenses.  Further,  the  Acquiring  Fund is afforded the opportunity to spread its costs over a larger asset base.

     The Board of Directors of each Fund has therefore  determined  that each of the Funds would benefit from the  Acquisitions.  The Boards have also determined that the interests of the Funds' shareholders will not be diluted as a result of the  Acquisitions  because the exchange of shares between the Acquiring Fund and the  Acquired  Funds will be based on their  relative  NAVs (or,  for  Preferred
Shares, the same Liquidation Preference).

     FEDERAL INCOME TAX CONSEQUENCES

     It is expected that  shareholders  of the Acquired Funds will not recognize any gain or loss for federal  income tax purposes as a result of the exchange of their shares for Acquiring Fund Shares.  Shareholders should,  however,  consult their tax adviser  regarding the effect,  if any, of the Acquisition in light of their  individual  circumstances.  Shareholders  should also  consult  their tax adviser  about state and local tax  consequences  of the  Acquisitions,  if any,
because   the    information    about   tax    consequences    in   this   Proxy
Statement/Prospectus only relates to the federal income tax consequences.  After the Acquisitions,  shareholders will continue to be responsible for tracking the adjusted tax basis and holding  period for their  shares for federal  income tax purposes.  This discussion of "Federal Income Tax  Consequences" is not intended or written to be used as, and should not be  considered  a  substitute  for, tax advice.

     Each  Acquisition is intended to qualify as a tax-free  reorganization  for federal  income tax  purposes  under  Section  368(a)(1)  of the Code.  Based on certain  assumptions made and  representations  received from the Acquired Funds and the Acquiring Fund, the law firm of Stradley Ronon Stevens & Young,  LLP, on behalf of the Funds,  will provide a legal opinion that,  for federal income tax purposes, shareholders of the Acquired Funds will not recognize any gain or loss as a result of the exchange of their  Acquired  Fund Shares for  Acquiring  Fund
Shares,  and the Acquiring Fund and its shareholders will not recognize any gain or loss upon receipt of the Acquired Funds' assets.

     In  addition,  following  the  Acquisitions,  the capital  loss  carryovers
(together  with any current  year loss and net  unrealized  depreciation  in the value  of the  assets)  of the  Acquired  Funds  will be  subject  to an  annual limitation  for federal  income tax  purposes.  Capital  losses can generally be carried forward to each of the eight (8) taxable years  succeeding the loss year to offset future capital gains.  This  limitation may result in a portion of the capital loss carryovers of the Acquired  Funds,  which might otherwise have been utilized to offset future capital gains, to expire unutilized.

     As of March 31,  2005,  Minnesota  II and  Minnesota  III had capital  loss carryovers that expire as follows:

------------------------ ---------------------------- --------------------------
             YEAR               MINNESOTA II                 MINNESOTA III
------------------------ ---------------------------- --------------------------
2006                                 --                         $6,539
------------------------ ---------------------------- --------------------------
2007                                 --                           --
------------------------ ---------------------------- --------------------------
2008                              $376,004                      $56,856
------------------------ ---------------------------- --------------------------
2009                              $175,804                     $153,308
------------------------ ---------------------------- --------------------------
2010                               $8,416                         --
------------------------ ---------------------------- --------------------------
2011                                 --                           --
------------------------ ---------------------------- --------------------------
2012                                 --                           --
------------------------ ---------------------------- --------------------------
Total:                            $560,224                     $216,703
------------------------ ---------------------------- --------------------------

     As of March 31, 2005, Minnesota III had net unrealized  appreciation in the value  of its  assets  of  $1,765,512.  For  each  taxable  year  following  the
Acquisitions,  the  Acquiring  Fund  generally  will be able to use a maximum of approximately  $1.1 million of Minnesota III's capital loss carryovers  based on its NAV on the Closing  Date  multiplied  by a rate  published  by the  Internal
Revenue  Service  for  change of control  transactions  (currently  4.24%).  The
Acquiring Fund will have to pro rate this annual limitation for the remainder of its taxable year in which the Acquisition closes.

     COMPARISON OF ACQUIRING AND ACQUIRED FUND SHARES

     The following is only a general discussion of certain  characteristics  of, and material differences between, the shares of each Fund, and is not a complete description of the Funds'  organizational  documents.  Further information about each  Fund's  shareholder  rights is  contained  in each Fund's  prospectus  and organizational documents and in relevant state law.

     General

     The rights,  terms and  preferences of  shareholders of all three Funds are substantially  similar. All three Funds are organized as Minnesota  corporations and issue two classes of shares--  common and preferred.  The rights,  terms and preferences  of the Funds' shares are  controlled by Minnesota law as well as by each Fund's Articles of Incorporation, as amended ("Articles of Incorporation").
Certain other  corporate  governance  provisions  are contained in the bylaws of each Fund, as amended from time to time (the  "Bylaws").  The provisions of each
Fund's Articles of Incorporation and Bylaws are substantially  similar.  Subject to the 1940 Act,  Minnesota law, the Articles of  Incorporation  and the Bylaws,
each of the Funds is governed by a Board of Directors  that is elected  annually and currently consists of the same individuals.

     Capitalization

     As of September 30, 2005,  the  capitalization  of each of the Funds was as follows:

------------------------ ---------------------------- --------------------------
          (1)                        (2)                          (3)

   Fund/Title of Class        Amount Authorized           Amount Outstanding
------------------------ ---------------------------- --------------------------
Minnesota I
------------------------ ---------------------------- --------------------------
     Common              200,000,000                  2,594,700
------------------------ ---------------------------- --------------------------
     Preferred           1,000,000                    400
                         Municipal Income Preferred
                         Shares: 400
------------------------ ---------------------------- --------------------------
Minnesota II
------------------------ ---------------------------- --------------------------
     Common              200,000,000                  7,252,200
------------------------ ---------------------------- --------------------------
     Preferred           1,000,000                    Series A: 600
                         Series A:   600              Series B: 600
                         Series B:   600              Total:   1,200
                         Series C:   400
                         Series D:   300
                         Total:   1,900
------------------------ ---------------------------- --------------------------
Minnesota III
------------------------ ---------------------------- --------------------------
     Common              200,000,000                  1,837,200
------------------------ ---------------------------- --------------------------
     Preferred           1,000,000                    300
                         Municipal Income Preferred
                         Shares: 300
------------------------ ---------------------------- --------------------------

     Common Shares

     Dividend Rights, Policies and Limitations The terms and conditions relating to dividends and distributions for Minnesota I and III are substantially similar to the  terms  and  conditions  described  above for the  Acquiring  Fund  under
"Information  About the  Acquisitions--  Material Features of the Acquisitions--
Description of Acquiring Fund Common Shares to Be Issued--  Distributions."  The
restrictions  on the payment of dividends to holders of the Acquired Fund Common
Shares are substantially similar to the restrictions on the payment of dividends to holders of the Acquiring Fund Common Shares  discussed above under "Principal
Risk Factors-- Potential Restrictions on Acquiring Fund's Payment of Dividends."
To the extent that a Fund engages in a managed or level dividend policy,  if the
Fund's  investments do not generate  sufficient income, the Fund may be required to  liquidate a portion of its  portfolio  to pay for these  distributions,  and therefore  these  payments  may  represent  a  reduction  of  the  shareholders'
principal  investment.  These  "returns of capital" are generally not taxable as income under the Code.

     Dividend  Reinvestment Plan The dividend reinvestment plans for Minnesota I and Minnesota III are  substantially  similar to the DRIP described  above under
"Information  About the  Acquisitions--  Material Features of the Acquisitions--
Description of Acquiring Fund Common Shares to be Issued-- Dividend Reinvestment
Plan." All three Funds use the same DRIP Agent.  Shareholders of Minnesota I are automatically  enrolled  in that  Fund's  DRIP unless they notify the DRIP Agent that they do not wish to participate. Shareholders of Minnesota III will receive their  dividends in cash unless they elect to participate in that Fund's DRIP by notifying the DRIP Agent.

     Voting  Rights The common  shares of each Fund have no right to  cumulative voting in the election of directors. The rights of holders of each Fund's Common
Shares, as set forth in each Fund's Articles,  may not be modified other than by a vote of not less than a majority of that Fund's outstanding Common Shares. For more information  about the voting rights of Common Shares,  see "Provisions for
Delaying or Preventing Changes in Control" below.

     Other Rights and Characteristics The Common Shares of all three Funds, when
issued  in   accordance   with  their   respective   terms,   are  fully   paid,
non-assessable,  and have no preference,  preemptive, conversion, liquidation or subscription rights.

     Preferred Shares

     General  The  Statements  for  the  Series  C and D  Preferred  Shares  are
identical in all material respects to those of the  corresponding  Acquired Fund
Preferred Shares,  and are substantially  similar to those of the Series A and B
Preferred   Shares,   with  respect  to  their   preferences,   voting   powers,
restrictions,  limitations as to dividends, qualifications,  liquidation rights, and terms and  conditions  of  redemption.  The  Series A, B, C and D  Preferred
Shares will all rank on parity  with each other as to the  payment of  dividends and the  distribution  of assets  upon  liquidation,  and all carry one vote per share on all matters on which such shares are  entitled  to vote.  The  Acquired
Fund  Preferred  Shares and the Series A and B Preferred  Shares  were,  and the
Series C and D Preferred  Shares will be, when issued in  accordance  with their respective  Statements and prospectuses,  fully paid and non-assessable and have no preemptive, conversion or exchange rights or rights to cumulative voting. See generally the discussion above entitled  "Information  About the  Acquisitions--
Material  Features  of the  Acquisitions--  Description  of the  Acquiring  Fund
Preferred Shares to be Issued."

     Dividends The rights, terms and preferences as to dividends of the Acquired
Fund Preferred Shares and the Series A and B Preferred Shares are  substantially similar to those of the Series C and D Preferred  Shares  described  above under
"Information  About the Acquisition--  Material  Features of the  Acquisitions--
Description  of  the  Acquiring  Fund  Preferred   Shares  to  be  Issued."  The
restrictions  on the  payment  of  dividends  to holders  of the  Acquired  Fund
Preferred Shares and Series A and B Preferred Shares are  substantially  similar to the restrictions on the payment of dividends to holders of the Acquiring Fund
Preferred  Shares  discussed  above under  "Principal  Risk Factors--  Potential
Restrictions  on Acquiring  Fund's Payment of  Dividends."  Each of the Acquired
Fund  Preferred  Shares and the Series A and B Preferred  Shares  currently have
Dividend  Periods of 28 days.  The  Acquisition  is designed so that,  after the
Initial Dividend Periods for the Series C and D Preferred Shares,  the Acquiring
Fund's four Series of  Preferred  Shares will each have  Dividend  Periods of 28 days, and will each be remarketed in a different week.

     Voting  Rights The voting  rights for each of the Acquired  Fund  Preferred
Shares and Series A and B Preferred Shares are substantially similar to those of the Acquiring Fund Preferred Shares as described above under  "Information About the Acquisitions--  Material Features of the  Acquisitions--  Description of the
Acquiring  Fund  Preferred  Shares  to be  Issued--  Voting  Rights."  See  also
"Provisions for Delaying or Preventing Changes in Control" below.

     In addition to the voting  rights  described  above,  the Statement for the
Series A and B Preferred  Shares provides that (unless a higher  percentage vote is  required  under the  Articles)  the  affirmative  vote of the  holders  of a majority of the outstanding shares of the Series A and B Preferred Shares,  each voting as a  separate  class,  is  required  with  respect  to any  matter  that materially affects the Series in a manner different from that of other Series or classes of the Acquiring Fund, including, without limitation, any proposal to do the following:

     o    Increase or decrease the aggregate number of authorized Series A and B
          Preferred Shares;

     o    Effect an exchange, reclassification or cancellation of all or part of the Series A and B Preferred Shares;

     o    Effect an exchange,  or create a right of exchange, of all or any part of the Series A and B Preferred Shares;

     o    Change  the  rights or  preferences  of the  Series A and B  Preferred
          Shares;

     o    Change the Series A and B Preferred  Shares,  whether  with or without par value, into the same or a different number of shares,  either with or without par value, of the same or another class or series;

     o    Create a new class or series of shares having  rights and  preferences prior and superior to the Series A and B Preferred Shares, or increase the rights and  preferences  or the number of  authorized  shares of a series having rights and preferences prior or superior to the Series A and B Preferred Shares; or

     o    Cancel  or  otherwise  affect  distributions  on  the  Series  A and B
          Preferred Shares that have accrued but have not been declared.

     The vote of holders of Series A and B Preferred Shares described above will in each case be in addition to a separate  vote of the  requisite  percentage of shares of Acquiring  Fund Shares  necessary to authorize the action in question, if any.

     Changes to the Statements Certain calculations in the Statements for Series
C and D Preferred Shares,  such as the Preferred Share Basic Maintenance Amount, were revised from the  corresponding  statements of the Acquired Fund  Preferred
Shares to take into account the fact that, if the  Acquisitions  are  completed, the Acquiring Fund will have four Series of outstanding Acquiring Fund Preferred
Shares.  Holders of each  Fund's  Preferred  Shares are  currently  entitled  to exclusively  elect two directors to the Boards of their respective Funds. If the
Acquisitions  are  completed,  holders  of all four  Series  of  Acquiring  Fund
Preferred  Shares,  voting together as a class,  will be entitled to exclusively elect two directors to the Board of the Acquiring  Fund.  Similarly,  holders of each Fund's Preferred  Shares currently have the ability to exclusively  elect a majority of their Fund's Board of Directors if that Fund fails to pay  dividends on its Preferred  Shares for two years or more. If the Acquisition is completed, holders of all four Series of Acquiring Fund Preferred  Shares,  voting together as a class,  will  have the  ability  to  exclusively  elect a  majority  of the
Acquiring Fund's Board of Directors if the Acquiring Fund fails to pay dividends on any of the Acquiring Fund's Preferred Shares for two years or more.

     Securities  Ratings  The  Series A and B  Preferred  Shares and each of the
Acquired Fund  Preferred  Shares are  currently  rated "AAA" by S&P and "Aaa" by
Moody's. Moreover, as a condition of the closing of the Acquisitions,  the Funds must have received confirmation from the Rating Agencies that the Series C and D
Preferred  Shares will  receive the same  rating  that the Rating  Agencies  had provided to each of the Acquired Fund Preferred  Shares,  and the Acquiring Fund
must also receive written confirmation that the Acquisitions will not impair the rating of the Series A and B Preferred Shares.

     Receiving the highest rating  available from each Rating Agency is material to the Funds because it allows each Fund to pay lower dividends on its Preferred
Shares than would be the case if the Fund's  Preferred  Shares  received a lower rating.  This, in turn, leaves more income available for distribution to holders of Common Shares than would be the case if the Fund's  Preferred Shares received a lower rating.

     The ratings  provided  by the Rating  Agencies  are  largely  based on each
Fund's  adherence  to the  Rating  Agency  guidelines  described  in this  Proxy
Statement/Prospectus  and set  forth in  detail in the  Statements  attached  as
Exhibits to this Proxy  Statement/Prospectus.  The  guidelines  for the Acquired
Fund  Preferred  Shares  and  for  the  Series  A and  B  Preferred  Shares  are
substantially  similar to those of the Series C and D Preferred Shares described above  under  "Information  About the  Acquisitions--  Material  Features of the
Acquisitions-- Description of the Acquiring Fund Preferred Shares to be Issued."
Each Fund complies,  and intends to continue to comply,  with these  guidelines.
These   guidelines   establish   criteria  for  the  selection  of  each  Fund's
investments,  including the credit quality of each Fund's portfolio  securities, and also impose  limitations on the kinds of instruments the Funds may use or in which they may invest.

     Provisions for Delaying or Preventing Changes in Control

     Each  Fund's  Articles  of  Incorporation  contain  provisions  designed to prevent  or delay  changes in control of that  Fund.  Each  Fund's  Articles  of
Incorporation provide that, unless an action has been previously approved by the affirmative  vote of two-thirds of a Fund's Board of Directors,  an  affirmative vote of  two-thirds  of the  outstanding  Common and  Preferred  Shares,  voting together as a single class, is required to approve, adopt or authorize:

     o    A conversion of the Fund from a closed-end to an open-end fund;

     o    A  merger  or  consolidation   with  any  other   corporation,   or  a
          reorganization or recapitalization;

     o    A sale or  transfer of all or  substantially  all of the assets of the
          Fund  (other  than in the  ordinary  course of the  Fund's  investment activities); or

     o    A liquidation or dissolution of the Fund.

     If two-thirds  of a Fund's  Directors  have approved such action,  then the action may be approved by the affirmative  vote of a majority of the outstanding
Common and Preferred Shares entitled to vote, voting together as a single class.
Any such action that adversely affects the holders of Preferred Shares will also require the  affirmative  vote of the  holders of  two-thirds  of the  Preferred
Shares, voting together as a separate class, unless the action has been approved by  two-thirds  of the Fund's Board of  Directors,  in which case the  Preferred
Shares may approve the action by a majority  vote. The provision of the Articles that sets forth these  voting  standards  may only be amended or repealed by the affirmative  votes of two-thirds of the outstanding  Common and Preferred Shares entitled to vote, voting together as a single class.  These voting standards are in  addition  to the  separate  voting  requirements  for the  Preferred  Shares described above.

     Taxes

     Each Fund  intends to qualify  for  treatment  as a  "regulated  investment company"  under  Subchapter  M of the Code.  Each  Fund  intends  to  distribute virtually  all of its net  investment  income and net realized  capital gains at
least  once  a  year.   Distributions  by  a  Fund  will  consist  primarily  of
exempt-interest  dividends  from interest  earned on Municipal  Obligations.  In general,  exempt-interest dividends are exempt from federal income tax. However, a Fund may invest a portion of its assets in securities  that pay income that is not tax-exempt.  Fund distributions from such income are taxable to shareholders as ordinary dividends.

     Exempt-interest  dividends paid are taken into account when determining the taxable  portion  of  an  investor's  Social  Security  or  railroad  retirement benefits.  The Funds may  invest a portion of their  assets in private  activity bonds. The income from these bonds will be a preference item when determining an
investor's  federal  or  Minnesota   Alternative  Minimum  Tax  (AMT).  See  the
discussion  above on AMT under  "Principal  Risk  Factors -  Investment  Risks -
Alternative Minimum Tax."

     Exempt-interest  dividends from interest earned on Municipal Obligations of a state,  or of its political  subdivisions,  generally will be exempt from that state's  personal  income taxes.  Most states,  however,  do not grant  tax-free treatment to interest on investments in Municipal Obligations of other states.

     EXISTING AND PRO FORMA CAPITALIZATION

     The  following  tables  set  forth,  as of March  31,  2005,  the  separate capitalizations  of the Acquiring Fund and the Acquired Funds, and the estimated capitalization  of the Acquiring Fund as adjusted to give effect to the proposed
Acquisitions. The capitalization of the Acquiring Fund is likely to be different when the Acquisitions are consummated.

                           Minnesota I + Minnesota II

---------------------------- -------------- ---------------------------- ----------------------------
                               Minnesota I         Minnesota II            Minnesota II after the
                                                                          Acquisition (Estimated)*
---------------------------- -------------- ---------------------------- ----------------------------
---------------------------- -------------- ---------------------------- ----------------------------
Net Assets (millions)          $37,737,594         $107,957,875                $145,545,469**
---------------------------- -------------- ---------------------------- ----------------------------
Common Shares Outstanding       2,594,700            7,252,200                    9,783,969
---------------------------- -------------- ---------------------------- ----------------------------
Net Asset Value per Common       $14.54               $14.89                      $14.88**
Share
---------------------------- -------------- ---------------------------- ----------------------------
Preferred Shares Outstanding       400      Series A: 600                Series A:   600

                                            Series B: 600                Series B:   600

                                            Total:    1,200              Series C:   400

                                                                         Total:      1,600
---------------------------- -------------- ---------------------------- ----------------------------
Liquidation Preference           $50,000              $50,000                      $50,000
---------------------------- -------------- ---------------------------- ----------------------------

                          Minnesota III + Minnesota II

---------------------------- -------------- ---------------------------- ----------------------------
                              Minnesota III        Minnesota II            Minnesota II after the
                                                                          Acquisition (Estimated)*
---------------------------- -------------- ---------------------------- ----------------------------
Net Assets (millions)          $25,719,745         $107,957,875                $133,527,620**
---------------------------- -------------- ---------------------------- ----------------------------
Common Shares Outstanding       1,837,200            7,252,200                    8,976,101

---------------------------- -------------- ---------------------------- ----------------------------
Net Asset Value per Common       $14.00               $14.89                      $14.88**
Share
---------------------------- -------------- ---------------------------- ----------------------------
Preferred Shares Outstanding       300      Series A: 600                Series A:   600

                                            Series B: 600                Series B:   600

                                            Total:    1,200              Series D:   300

                                                                         Total:      1,500
---------------------------- -------------- ---------------------------- ----------------------------
Liquidation Preference           $50,000              $50,000                      $50,000
---------------------------- -------------- ---------------------------- ----------------------------
__________________

*    If the  Acquisitions  are approved for both Acquired  Funds,  the pro forma capitalization of the Acquiring Fund would be as follows:

 ------------------------------ ----------------------------
                                  Minnesota II after the
                                  Acquisition (Estimated)
 ------------------------------ ----------------------------
 Net Assets (millions)                 171,190,214**
 ------------------------------ ----------------------------
 Common Shares Outstanding              11,507,870
 ------------------------------ ----------------------------
 Net Asset Value per Common               14.88**
 Share
 ------------------------------ ----------------------------
 Preferred Shares Outstanding   Series A:   600

                                Series B:   600

                                Series C:   400

                                Series D:   300

                                Total:      1,900
 ------------------------------ ----------------------------
 Liquidation Preference                   $50,000
 ------------------------------ ----------------------------

**   Reflects estimated costs of the Acquisitions of $75,000 for each Fund.

                           INFORMATION ABOUT THE FUNDS

     GENERAL DESCRIPTION

     Organization; Investment Company Classification

     Each of the Funds is organized as a Minnesota corporation.  Minnesota I was organized on February 20, 1992; Minnesota II was organized on December 29, 1992;
and Minnesota III was organized on August 4, 1993.

     Each  of  the  Acquired  Funds  is  registered  under  the  1940  Act  as a non-diversified, closed-end management investment company; the Acquiring Fund is
registered  as  a  diversified,   closed-end   management   investment  company.
"Non-diversified"  means that an  Acquired  Fund is not limited in the amount it can invest in a single  issuer,  although  each Acquired Fund intends to operate within the  diversification  requirements  of the Code for regulated  investment companies.  A "diversified"  fund like the Acquiring Fund is limited by the 1940
Act in the  amount  that it may invest in a single  issuer.  A  closed-end  fund
(unlike an "open-end" or "mutual" fund) generally does not continuously sell and redeem its shares-- in the case of the Funds,  Common Shares are bought and sold on the Exchange. A "management" investment company is "managed" by an investment adviser-- DMC in the case of the Funds-- who buys and sells portfolio securities on behalf of the investment company.  The Funds would need to obtain shareholder approval to become an open-end  fund,  but the Acquired  Funds would not require shareholder approval to become diversified.

     Investment Objective and Policies

     Investment  Objective Each Fund seeks to provide current income exempt from both  regular  federal  income tax and  Minnesota  state  personal  income  tax, consistent  with the  preservation  of capital.  This  investment  objective  is classified as "non-fundamental," which means that each Fund's Board of Directors may change a Fund's investment objective without shareholder approval,  but will notify Fund shareholders before any such change becomes effective

     Investment Strategy Each Fund intends to emphasize investments in Minnesota
Municipal  Obligations with long-term maturities in order to maintain an average portfolio  maturity of 20 to 30 years,  although this may change based on market conditions. Each Fund may also:

     o    Invest up to 20% of its total  assets in unrated  Minnesota  Municipal
          Obligations   determined  by  DMC  to  be  of  comparable  quality  to
          investment grade rated Minnesota Municipal Obligations;

     o    Continue to hold Municipal  Obligations  that have been  downgraded by
          Moody's or S&P below investment grade after purchase, although no more than 5% of a Fund's total assets will consist of securities  that have been  downgraded  to a  rating  below  Baa or BBB or,  in the  case of unrated  securities,  that  have  been  determined  by  DMC to be of a quality  lower than  securities  rated Baa or BBB by Moody's  and S&P, respectively;

     o    Invest  up to  20% of the  Fund's  total  assets  in  securities  that generate interest that is subject to federal and Minnesota AMT;

     o    Purchase Municipal  Obligations on a "when-issued"  basis and purchase or sell Municipal Obligations on a "forward commitment" basis in order to acquire the  security or to hedge  against  anticipated  changes in interests rates and prices; and

     o    Invest without limit in state or Municipal Obligations issued by state and local  governments or  authorities  to finance the  acquisition of equipment and facilities  such as fire,  sanitation or police vehicles or telecommunications equipment, buildings or other capital assets.

     In addition,  Minnesota  III may invest to a greater  extent than the other
Funds  in  Municipal  Obligations  that  carry  variable  or  floating  rates of interest,  and  may  invest  up to 20% of its  total  assets  in  variable  rate
Municipal Obligations whose rates vary inversely with changes in market rates of interest  (so-called  inverse  floaters).  Minnesota  III may also  invest  to a greater extent than the other Funds in custodial  receipts or certificates  that evidence  ownership of future interest  payments,  principal payments or both on certain municipal securities.  Because the Acquiring Fund does not invest to the same extent in these  instruments,  it may have a lower  yield and total  return than  Minnesota  III,  but it may also  tend to  exhibit  less  volatility  than
Minnesota III.

     Other Investment Policies and Strategies

     In addition to Municipal  Obligations,  the Funds may also invest using the following instruments and strategies.

     Inverse Floating Rate Securities Inverse floating rate securities ("inverse floaters")  are a type of  derivative  tax-exempt  obligation  with  floating or variable  interest  rates  that move in the  opposite  direction  of  short-term interest rates,  usually at an accelerated  speed.  The market values of inverse floaters are generally more volatile than other tax-exempt investments.

     Advanced  Refunded Bonds The Funds may invest in advanced  refunded  bonds, escrow  secured  bonds or defeased  bonds.  Under  current  federal tax laws and regulations,  state and local  government  borrowers  are permitted to refinance outstanding  bonds by issuing new bonds.  The issuer  refinances the outstanding debt to either reduce interest costs or to remove or alter restrictive covenants imposed  by the  bonds  being  refinanced.  A  refunding  transaction  where the municipal securities are being refunded within 90 days or less from the issuance of the refunding issue is known as a "current refunding."

     "Advance refunded bonds" are bonds in which the refunded bond issue remains outstanding for more than 90 days following the issuance of the refunding issue.
In an advance refunding, the issuer will use the proceeds of a new bond issue to purchase high grade interest bearing debt  securities,  which are then deposited in an  irrevocable  escrow  account held by an escrow agent to secure all future payments of principal  and  interest  and bond  premium of the advance  refunded bond.  Bonds are "escrowed to maturity" when the proceeds of the refunding issue are deposited in an escrow account for  investment  sufficient to pay all of the principal  and interest on the  original  interest  payment and maturity  dates.
Bonds are  considered  "pre-refunded"  when the refunding  issue's  proceeds are escrowed  only  until a  permitted  call date on the  refunded  issue,  with the refunded issue being redeemed at that time.

     Bonds  become  "defeased"  when  their  rights,  interests  and lien on the pledged revenues or other security are substituted with an alternative source of revenues  (the escrow  securities)  sufficient to meet payments of principal and interest  to  maturity or to the first call date.  Escrowed  secured  bonds will often receive the  equivalent of a AAA rating from Moody's and/or S&P due to the strong credit quality of the escrowed  securities and the irrevocable  nature of the escrow deposit agreement.

     Restricted Securities Restricted securities are privately placed securities whose resale is restricted under federal securities law. Each Fund may invest in restricted  securities,  including those that are eligible for resale only among certain  institutional buyers without registration  (commonly known as Rule 144A securities),  without  limitation if certain  liquidity  criteria are satisfied.
Restricted  securities  that are  determined  to be illiquid may not exceed each
Fund's 15% limit on illiquid securities, which is described below.

     Illiquid  Securities  Illiquid securities are securities that do not have a ready  market and  cannot be easily  sold  within  seven days at a price that is approximately  equal to their value as assessed by the Fund. Illiquid securities include  repurchase  agreements  maturing in more than seven days. Each Fund may not invest  more than 15% of its net assets in illiquid  securities.  The Rating
Agency  guidelines  may  operate to further  limit each  Fund's  investments  in illiquid securities.

     Temporary  Defensive  Investments  Each  Fund  may  invest  in a  temporary defensive  manner  when DMC  believes  that the Fund will be affected by adverse market  conditions.  When  investing  in this  manner,  a Fund may hold all or a substantial part of its assets in short-term,  high quality securities which may be either tax-exempt or taxable. Tax-exempt temporary securities include various obligations issued by state and local governmental  issuers,  such as tax-exempt notes (bond anticipation notes, tax anticipation notes and revenue  anticipation notes or other such Municipal  Obligations  maturing in three years or less from the date of issuance) and municipal  commercial paper. Each Fund may invest only in taxable temporary  investments which are U.S. Government  securities.  To the extent that a Fund invests in a temporary  defensive manner, the Fund may not be able to achieve its investment objective.

     Portfolio  Trading and Turnover Rate Portfolio trading may be undertaken to accomplish  the  investment  objective  of a Fund  in  relation  to  actual  and anticipated movements in interest rates. In addition, a security may be sold and another security of comparable  quality purchased at approximately the same time to take advantage of what DMC believes to be a temporary price disparity between
the  two  securities.   Temporary  price  disparities   between  two  comparable
securities may result from supply and demand  imbalances  where, for example,  a temporary  oversupply  of certain  bonds may cause a  temporarily  low price for those bonds,  as compared with other bonds of like quality and  characteristics.
Each Fund may also engage to a limited extent in short-term  trading  consistent with its  investment  objective.  Securities  may be sold in  anticipation  of a market  decline (a rise in interest  rates) or  purchased in  anticipation  of a market  rise (a decline in  interest  rates) and later  sold,  but the Fund will generally not engage in trading solely to recognize a gain.

     Subject to the foregoing,  each Fund will attempt to achieve its investment objective by prudent selection of Minnesota Municipal Obligations with a view to holding them for investment.  Each Fund  anticipates  that its annual  portfolio turnover  will not exceed  100%.  However,  the rate of  turnover  will not be a limiting  factor when a Fund deems it desirable to sell or purchase  securities.
Therefore, depending on market conditions, the annual portfolio turnover rate of a Fund may exceed  100% in  particular  years.  Trading of the Fund's  portfolio securities  will result in  increased  transaction  costs to the Funds.  Certain federal tax  requirements  limit the portion of the Fund's  annual  gross income that may be derived from the sale or  disposition  of  securities  held for less than three months.

     Fundamental Investment Restrictions

     Each Fund considers the restrictions below to be "fundamental," which means that  they can only be  changed  by the vote of a  majority  of the  outstanding voting securities of that Fund.

     Concentration  Each Fund will not make  investments that will result in the concentration  (as that term may be defined  in the 1940 Act,  any rule or order thereunder,  or SEC staff  interpretation  thereof)  of its  investments  in the securities of issuers primarily engaged in the same industry, provided that this restriction  does not limit the Fund from  investing  in  obligations  issued or guaranteed  by the U.S.  government,  its agencies or  instrumentalities,  or in tax-exempt securities or certificates of deposit.

     Borrowing  and Senior  Securities  Each Fund may not borrow  money or issue senior securities,  except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

     Underwriting  Each Fund may not underwrite the securities of other issuers, except  that a Fund  may  engage  in  transactions  involving  the  acquisition, disposition or resale of its portfolio securities,  under circumstances where it may be  considered to be an  underwriter  under the  Securities  Act of 1933, as amended.

     Real Estate Each Fund may not purchase or sell real estate unless  acquired as a result of ownership of  securities or other  instruments  and provided that this restriction does not prevent a Fund from investing in issuers which invest, deal or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

     Commodities Each Fund may not purchase or sell physical commodities, unless acquired  as a result  of  ownership  of  securities  or other  instruments  and provided  that  this  restriction  does not  prevent  a Fund  from  engaging  in transactions  involving  futures  contracts and options  thereon or investing in securities that are secured by physical commodities.

     Lending Each Fund may not make loans,  provided that this  restriction does not prevent a Fund from  purchasing debt  obligations,  entering into repurchase agreements,  loaning its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

     How the Fundamental Investment Restrictions Are Interpreted

     For  the  purpose  of  applying  the   limitations  on   concentration,   a
non-governmental  issuer, such as an industrial corporation or a privately owned or operated hospital, would be deemed to be the issuer if the security is backed only by the assets and  revenues of the  non-governmental  issuer.  In addition, each  type of  utility  and each  health  care  sector  shall be  deemed to be a separate industry.  For example,  the water, sewer and electric industries shall be deemed to be separate  industries  and  hospitals  and nursing homes shall be deemed to be separate industries.

     Certain  restrictions  imposed by the Rating  Agencies on borrowing  money, lending  securities,  buying and selling futures contracts,  and writing put and call  options  at  any  time  the  Preferred  Shares  are  outstanding  are  not fundamental  policies  and may be  changed  by a Fund from time to time  without shareholder  approval,  but only in the  event  that the Fund  receives  written confirmation from S&P and/or Moody's, as appropriate, that such change would not impair the ratings then  assigned by S&P or Moody's,  or both,  to the Preferred
Shares.

     Except  with  respect  to  a  Fund's  borrowing  policy,   the  fundamental
investment  restrictions and limitations will apply only at the time of purchase of securities and will not be considered violated unless an excess or deficiency occurs  or  exists  immediately  after  and as a  result  of an  acquisition  of securities.

     Hedging Strategies

     Certain  hedging  strategies  in which a Fund may  engage  may give rise to income that is subject to regular  federal  income tax. In addition,  compliance with the  guidelines  established  by the Rating  Agencies in connection  with a
Fund's  receipt of a rating for its  Preferred  Shares will  restrict the Fund's ability to engage in these hedging strategies.  Accordingly,  no Fund engages in these hedging strategies to a significant extent.

     Interest Rate Transactions For hedging  purposes,  each Fund may enter into interest  rate swaps and the purchase and sale of interest rate caps and floors.
Each Fund  expects to enter  into these  transactions  primarily  to  preserve a return or spread on a  particular  investment  or portion of its  portfolio,  to manage the  average  weighted  maturity  of the Fund's  portfolio  or to protect against any increase in the price of securities the Fund anticipates  purchasing at a later date. The Funds intend to use these  transactions  as a hedge and not as a  speculative  investment.  The Funds will not enter into any interest  rate transaction unless the unsecured senior debt or the claims-paying ability of the other party  thereto is rated at least A by at least one  nationally  recognized rating organization at the time of entering into such a transaction.

     Interest  rate swaps involve the exchange by the Fund with another party of their respective  commitments to pay or receive  interest,  e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund.

     The purchase of an interest rate cap entitles the purchaser,  to the extent that a  specified  index  exceeds a  predetermined  interest  rate,  to  receive payments of interest on a notional  principal  amount from the party selling the interest  rate  cap.  The  purchase  of an  interest  rate  floor  entitles  the purchaser,  to the extent  that a specified  index  falls below a  predetermined interest rate, to receive  payments of interest on a notional  principal  amount from the party selling the interest rate floor.  Each Fund may not sell interest rate caps or floors  based on  securities  that it does not own.  The  aggregate purchase price of caps and floors held by a Fund may not exceed 5% of the Fund's assets.  However,  each  Fund may sell  (i.e.  write)  caps and  floors  without limitation, subject to certain segregated account requirements.

     Futures  Contracts A futures contract is an agreement to purchase or sell a security at a specified price and on a specified date. To hedge the value of its portfolio  securities  that might be affected by a change in interest  rates and for other risk management  purposes,  each Fund may enter into futures contracts on debt  securities,  baskets  of debt  securities  or indices of prices of debt securities, other financial indices and U.S. Government debt securities.

     Calls on Securities and Futures A call option ("calls") gives the purchaser of the option the right to buy, and obligates the seller to sell, the underlying security or futures contract at the exercise price at any time or at a specified time during the option period. Each Fund may sell or purchase calls on Municipal
Obligations  that  are  traded  on  the  U.S.  securities  exchanges  and in the over-the-counter markets and related futures on such securities.

     Puts on Securities and Futures A put option ("puts") gives the purchaser of the option the right to sell,  and obligates  the seller to buy, the  underlying security or futures contract at the exercise price at any time or at a specified time  during the  option  period.  Each Fund may  purchase  puts that  relate to
Municipal  Obligations or futures on Municipal  Obligations.  Each Fund may also sell puts on Municipal  Obligations  or futures on Municipal  Obligations if the
Fund's  continuing  obligations  on such puts are secured by  segregated  assets consisting of cash or liquid debt securities  having an aggregate value not less than the exercise price. Each Fund will not sell puts if, as a result, more than
50% of the Fund's  assets  would be required to cover its  potential  obligation under its hedging and other investment transactions.

     Rating  Agency  Guidelines  on  Hedging  For as long as a Fund's  Preferred
Shares are rated by Moody's,  that Fund may engage in transactions in options on securities,  futures  contracts on certain bond indices or U.S.  treasury bonds, and options on those  futures  contracts,  only when  consistent  with the asset maintenance  requirements of the applicable  Statement for the Preferred Shares, unless the Fund receives written confirmation from Moody's that engaging in such transactions  would not impair the  ratings  assigned  by Moody's to that Fund's
Preferred Shares. For as long as a Fund's Preferred Shares are rated by S&P, the
Fund will not buy or sell futures  contracts or options on futures  contracts or write put options or call  options on  portfolio  securities  unless it receives written  confirmation  from S&P that  engaging  in those  transactions  will not impair the ratings assigned by S&P to that Fund's Preferred Shares,  except that a Fund may buy and sell futures  contracts based on certain bond indices or U.S.
treasury  bonds,  may purchase put and call options on those futures  contracts, and may write covered call options and "secured" put options (i.e.,  put options for which the Fund has  segregated  cash and/or  liquid  securities in an amount equal to the put obligation,  marked to market daily) on those futures contracts or on portfolio securities,  subject to the limitations of the asset maintenance requirements in the Statement.

     Share Price Data

     The Exchange is the  principal  trading  market for the  Acquired  Fund and
Acquiring Fund Common Shares. The following tables show the quarterly history of public  trading on the  Exchange of each Fund's  Common  Shares for the last two fiscal years of the Funds and for each full quarter  since the  beginning of the current fiscal year.

                                   Minnesota I

                                                                                                  Percentage
                                   Net Asset Value                 Market Price               Premium/(Discount)
Quarter Ended
                                High            Low            High            Low            High           Low
                            -------------- --------------- -------------- -------------- --------------- -------------
--------------------------- -------------- --------------- -------------- -------------- --------------- -------------
September 30, 2005
June 30, 2005               $15.19         $14.58          $15.22         $14.18         13.43%          (3.99%)
March 31, 2005               15.29          14.48           17.03          15.07         14.37%           3.65%
December 31, 2004            15.00          14.56           16.71          15.85         13.78%           6.02%
September 30, 2004           14.98          14.23           16.30          14.58          9.66%           1.32%
June 30, 2004                14.99          13.88           16.60          13.86         10.74%          (1.90%)
March 31, 2004               15.46          14.84           16.87          15.64         12.37%           4.69%
December 31, 2003            15.18          14.72           15.65          14.79          4.82%          (0.80%)
September 30, 2003           15.74          14.61           16.42          13.95          5.05%          (5.49%)
June 30, 2003                16.16          15.32           16.70          15.72          4.49%           0.19%
March 31, 2003               15.68          15.19           16.60          15.55          6.75%           1.43%

                                  Minnesota II

                                                                                                  Percentage
                                   Net Asset Value                 Market Price               Premium/(Discount)
Quarter Ended
                                High            Low            High            Low            High           Low
                            -------------- --------------- -------------- -------------- --------------- -------------
--------------------------- -------------- --------------- -------------- -------------- --------------- -------------
September 30, 2005
June 30, 2005               $15.47         $14.93          $17.58         $15.77         14.08%           3.64%
March 31, 2005               15.55          14.83           17.45          16.09         16.64%           4.48%
December 31, 2004            15.31          14.93           16.75          15.74         10.93%           3.08%
September 30, 2004           15.24          14.59           16.70          15.08         10.74%           2.17%
June 30, 2004                15.26          14.25           16.72          13.97          9.57%          (2.84%)
March 31, 2004               15.64          15.11           17.10          15.98         11.26%           4.92%
December 31, 2003            15.21          14.65           16.50          15.28          9.49%           1.86%
September 30, 2003           15.30          14.40           16.19          14.48          7.12%          (0.34%)
June 30, 2003                15.68          14.93           16.44          15.18          6.34%           0.32%
March 31, 2003               15.23          14.74           15.50          14.95          4.39%           0.33%

                                  Minnesota III

                                                                                                  Percentage
                                   Net Asset Value                 Market Price               Premium/(Discount)
Quarter Ended
                                High            Low            High            Low            High           Low
                            -------------- --------------- -------------- -------------- --------------- -------------
--------------------------- -------------- --------------- -------------- -------------- --------------- -------------
September 30, 2005
June 30, 2005               $14.57         $14.04          $16.35         $14.84         14.42%           2.55%
March 31, 2005               14.62          13.95           16.80          15.25         18.69%           6.79%
December 31, 2004            14.39          14.02           15.85          15.05         11.82%           5.17%
September 30, 2004           14.38          13.74           15.50          13.84          8.99%           0.73%
June 30, 2004                14.45          13.41           16.16          13.09         12.82%          (2.97%)
March 31, 2004               14.85          14.33           16.39          15.35         11.65%           6.24%
December 31, 2003            14.42          13.93           15.64          14.00          8.61%          (2.17%)
September 30, 2003           14.59          13.67           15.15          13.13          5.98%          (4.96%)
June 30, 2003                14.94          14.16           15.21          14.49          4.01%          (0.47%)
March 31, 2003               14.46          13.94           14.95          13.86          4.27%          (1.07%)

     As of October ___, 2005, the NAV per Common Share,  market price per Common
Share and premium/(discount) for each Fund was as follows:

                                                                  Percentage
Fund                     Net Asset Value     Market Price     Premium/(Discount)
Minnesota I
Minnesota II
Minnesota III

     Common  Shares of each Fund trade on the Exchange at a market price that is determined by current supply and demand conditions. The market price of a Fund's
Common  Shares may or may not be the same as the Fund's NAV-- that is, the value of the portfolio  securities owned by the Fund less its  liabilities.  Sometimes the market price of a Fund's  Common  Shares has exceeded its NAV, in which case the Fund's  Common Shares are said to be "trading at a premium." At other times, the market price of a Fund's  Common Shares have traded at less than its NAV, in which case the Fund's  Common  Shares are said to be "trading at a discount." It is very difficult to identify the factors that cause a closed-end  fund to trade at a premium or a discount.  There is very little that a closed-end fund's board of directors can do to reduce or eliminate a closed-end fund's discount over the long term, other than liquidating the closed-end fund entirely,  turning it into an open-end fund or taking similar drastic measures that fundamentally alter the character of the fund. Some short-term  measures,  such as stock repurchases and tender  offers,  tend to dilute a closed-end  fund's assets but do not typically have a long-term  effect on the discount.  Other  short-term  measures,  such as managed dividend programs,  frequently do not have a consistent long-term effect on discounts.

     While  the  Board  of  Directors  of each  Fund  has  determined  that  the
Acquisitions are in the best interests of each Fund's shareholders,  there is no expectation that the Acquisitions will have any long-term effect or influence on whether  the  Acquiring  Fund  trades  at a  discount  or a  premium  after  the
Acquisitions. Whether a Fund has been trading at a premium or discount was not a significant  factor in each Board's  approval of the applicable  Acquisition and recommendation for approval to Fund shareholders.  The Acquiring Fund's Board of
Directors  will  continue  to  monitor  the  discount  or  premium  at which the
Acquiring  Fund trades  after the  Acquisitions,  but it may or may not take any action to address the discount or premium.

                              FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                 DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC.
                                                               Year Ended
                                                    3/31/04(6)  3/31/03  3/31/02(1)  3/31/01     3/31/00

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.460   $14.640   $14.790    $14.060      $15.380

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                   0.999     1.119     1.191      1.155        1.180
Net realized and unrealized gain (loss)
  on investments                                        0.130     0.758    (0.323)     0.732       (1.256)
Dividends on preferred stock from:
  Net investment income                                (0.054)   (0.094)   (0.178)    (0.317)      (0.272)
  Net realized gain on investments                     (0.047)   (0.008)       --         --       (0.014)
                                                     --------  --------  --------   --------     --------
Total dividends on preferred stock                     (0.101)   (0.102)   (0.178)    (0.317)      (0.286)
                                                     --------  --------  --------   --------     --------
Total from investment operations                        1.028     1.775     0.690      1.570       (0.362)
                                                     --------  --------  --------   --------     --------

LESS DIVIDENDS AND DISTRIBUTIONS TO
COMMON SHAREHOLDERS FROM:
Net investment income                                  (0.938)   (0.890)   (0.840)    (0.840)      (0.907)
Net realized gain on investments                       (0.530)   (0.065)       --         --       (0.051)
                                                     --------  --------  --------   --------     --------
Total dividends and distributions                      (1.468)   (0.955)   (0.840)    (0.840)      (0.958)
                                                     --------  --------  --------   --------     --------

NET ASSET VALUE, END OF PERIOD                        $15.020   $15.460   $14.640    $14.790      $14.060
                                                     ========   =======   =======    =======      =======

MARKET VALUE, END OF PERIOD                           $16.600   $16.000   $14.450    $14.300      $13.563
                                                     ========   =======   =======    =======      =======

TOTAL INVESTMENT RETURN BASED ON:(2)
Market value                                            13.86%    17.74%     7.00%     12.09%      (12.39%)
Net asset value                                          6.62%    12.29%     4.81%     11.83%       (2.56%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets applicable to common shares, end
  of period (000 omitted)                             $38,978   $40,122   $37,996    $33,386      $36,488
Ratio of expenses to average net assets
  applicable to common shares(3)                         1.20%     1.21%     1.13%      1.23%        1.36%
Ratio of net investment income to average net
assets applicable to common shares(3)                    6.57%     7.35%     8.00%      8.22%        8.05%
Ratio of net investment income to average net
  assets applicable to common shares net of
  dividends to preferred shares(4)                       5.90%     6.68%     6.84%      6.00%        6.17%
Portfolio turnover                                         50%       38%       15%         6%          12%

LEVERAGE ANALYSIS:
Value of preferred shares outstanding
  (000 omitted)                                       $20,000   $20,000   $20,000    $20,000      $20,000
Net asset coverage per share of preferred
  shares, end of period                              $147,445  $150,306  $144,989   $145,964     $141,221
Liquidation value per share of preferred
  shares(5)                                          $ 50,000  $ 50,000  $ 50,000   $ 50,000     $ 50,000

(1) As required, effective April 1, 2001, the Fund adopted the provisions of the
AICPA  Audit  and  Accounting  Guide  for  Investment   Companies  that  require
amortization  of all premiums and  discounts on debt  securities.  The effect of this  change  for the  period  ended  March  31,  2002  was an  increase  in net investment income per share of $0.006, a decrease in net realized and unrealized gain (loss) per share of $0.006,  and an increase in the ratio of net investment income to  average  net assets of 0.04%.  Per share data and ratios for  periods prior  to April 1,  2001  have not been  restated  to  reflect  this  change  in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the  opening of the first day and a sale on the  closing of the last day of each period  reported.  Dividends  and  distributions,  if any,  are  assumed for the purposes of this  calculation,  to be  reinvested at prices  obtained  under the
Fund's dividend reinvestment plan.  Generally,  total investment return based on net asset  value will be higher  than total  investment  return  based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods.  Conversely,  total investment  return based on net asset value will be lower  than total  investment  return  based on market  value in periods where there is a decrease  in the  discount or an increase in the premium of the market  value  to the net  asset  value  from the  beginning  to the end of such periods.

(3)  Ratios  do not  reflect  the  effect  of  dividend  payments  to  preferred shareholders.

(4) Ratio reflects total net investment  income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.

(5) Excluding any accumulated but unpaid dividends.

(6) The  average  shares  outstanding  method  has been  applied  for per  share information.

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                 DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC
                                                                         Year Ended
                                                    3/31/04(6)  3/31/03  3/31/02(1)  3/31/01      3/31/00

NET ASSET VALUE, BEGINNING OF PERIOD                  $15.060   $14.280   $14.450    $13.590      $14.950

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                   1.093     1.143     1.163      1.168        1.176
Net realized and unrealized gain (loss)
  on investments                                        0.207     0.689    (0.313)     0.850       (1.411)
Dividends on preferred stock from:
  Net investment income                                (0.082)   (0.112)   (0.182)    (0.340)      (0.307)
                                                     --------  --------  --------   --------     --------
Total dividends on preferred stock                     (0.082)   (0.112)   (0.182)    (0.340)      (0.307)
                                                     --------  --------  --------   --------     --------
Total from investment operations                        1.218     1.720     0.668      1.678       (0.542)
                                                     --------  --------  --------   --------     --------

LESS DIVIDENDS TO COMMON SHAREHOLDERS FROM:
Net investment income                                  (0.998)   (0.940)   (0.838)    (0.818)      (0.818)
                                                     --------  --------  --------   --------     --------
Total dividends                                        (0.998)   (0.940)   (0.838)    (0.818)      (0.818)
                                                     --------  --------  --------   --------     --------

NET ASSET VALUE, END OF PERIOD                        $15.280   $15.060   $14.280    $14.450      $13.590
                                                     ========  ========  ========   ========     ========

Market value, end of period                           $16.800   $15.300   $14.050    $14.080      $12.438
                                                     ========  ========  ========   ========     ========

TOTAL INVESTMENT RETURN BASED ON:(2)
Market value                                            16.87%    15.84%     5.75%     20.37%      (12.28%)
Net asset value                                          7.99%    12.19%     4.73%     13.06%       (3.43%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets applicable to common shares,
  end of period (000 omitted)                        $110,828  $109,212  $103,573   $104,775      $98,574
Ratio of expenses to average net assets
  applicable to common shares(3)                         0.93%     1.03%     1.06%      1.01%        0.99%
Ratio of net investment income to average
  net assets applicable to common shares(3)              7.23%     7.74%     8.03%      8.42%        8.44%
Ratio of net investment income to average
  net assets applicable to common shares
  net of dividends to preferred shares(4)                6.69%     6.99%     6.79%      5.96%        6.24%
Portfolio turnover                                         34%       22%        7%         3%           4%

LEVERAGE ANALYSIS:
Value of preferred shares outstanding
  (000 omitted)                                       $60,000   $60,000   $60,000    $60,000      $60,000
Net asset coverage per share of preferred
  shares, end of period                              $142,357  $141,010  $136,311   $137,312     $132,145
Liquidation value per share of preferred
  shares(5)                                          $ 50,000  $ 50,000  $ 50,000   $ 50,000     $ 50,000

(1) As required, effective April 1, 2001, the Fund adopted the provisions of the
AICPA  Audit  and  Accounting  Guide  for  Investment   Companies  that  require
amortization  of all premiums and  discounts on debt  securities.  The effect of this  change  for the  period  ended  March  31,  2002  was an  increase  in net investment income per share of $0.003, a decrease in net realized and unrealized gain (loss) per share of $0.003,  and an increase in the ratio of net investment income to  average  net assets of 0.02%.  Per share data and ratios for  periods prior  to April 1,  2001  have not been  restated  to  reflect  this  change  in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the  opening of the first day and a sale on the  closing of the last day of each period  reported.  Dividends  and  distributions,  if any,  are  assumed for the purposes of this  calculation,  to be  reinvested at prices  obtained  under the
Fund's dividend reinvestment plan.  Generally,  total investment return based on net asset  value will be higher  than total  investment  return  based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods.  Conversely,  total investment  return based on net asset value will be lower  than total  investment  return  based on market  value in periods where there is a decrease  in the  discount or an increase in the premium of the market  value  to the net  asset  value  from the  beginning  to the end of such periods.

(3)  Ratios  do not  reflect  the  effect  of  dividend  payments  to  preferred shareholders.

(4) Ratio reflects total net investment  income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.

(5) Excluding any accumulated but unpaid dividends.

(6) The  average  shares  outstanding  method  has been  applied  for per  share information.

                        FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC.
                                                                            Year Ended
                                                    3/31/04(6)  3/31/03  3/31/02(1)  3/31/01    3/31/00

NET ASSET VALUE, BEGINNING OF PERIOD                  $14.290   $13.230   $13.420    $12.560    $13.970

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income                                   1.034     1.084     1.064      1.065      1.075
Net realized and unrealized gain (loss)
  on investments                                        0.119     0.918    (0.306)     0.889     (1.425)
Dividends on preferred stock from:
  Net investment income                                (0.083)   (0.112)   (0.183)    (0.336)    (0.302)
                                                     --------  --------  --------   --------   --------
Total dividends on preferred stock                     (0.083)   (0.112)   (0.183)    (0.336)    (0.302)
                                                     --------  --------  --------   --------   --------
Total from investment operations                        1.070     1.890     0.575      1.618     (0.652)
                                                     --------  --------  --------   --------   --------

LESS DIVIDENDS TO COMMON SHAREHOLDERS FROM:
Net investment income                                  (0.880)   (0.830)   (0.765)    (0.758)    (0.758)
                                                       --------  --------  --------   --------   --------
Total dividends                                        (0.880)   (0.830)   (0.765)    (0.758)    (0.758)
                                                     --------  --------  --------   --------   --------

NET ASSET VALUE, END OF PERIOD                        $14.480   $14.290   $13.230    $13.420    $12.560
                                                     ========  ========  ========   ========   ========

MARKET VALUE, END OF PERIOD                           $16.160   $14.800   $13.000    $13.000    $11.750
                                                     ========  ========  ========   ========   ========

TOTAL INVESTMENT RETURN BASED ON:(2)
Market value                                            15.76%    20.72%     5.93%     17.57%    (11.70%)
Net asset value                                          7.43%    14.53%     4.43%     13.54%     (4.57%)

RATIOS AND SUPPLEMENTAL DATA:
Net assets applicable to common shares,
  end of period (000 omitted)                         $26,601   $26,260   $24,306    $24,659    $23,075
Ratio of expenses to average net assets
  applicable to common shares(3)                         1.23%     1.32%     1.49%      1.42%      1.33%
Ratio of net investment income to average
  net assets applicable to common shares(3)              7.20%     7.80%     7.88%      8.30%      8.33%
Ratio of net investment income to average
  net assets applicable to common shares
  net of dividends to preferred shares(4)                6.62%     6.99%     6.56%      5.68%      5.99%
Portfolio turnover                                         41%       23%        5%         5%        16%

LEVERAGE ANALYSIS:
Value of preferred shares outstanding
  (000 omitted)                                       $15,000   $15,000   $15,000    $15,000    $15,000
Net asset coverage per share of preferred
  shares, end of period                              $138,670  $137,532  $131,007   $132,197   $126,916
Liquidation value per share of preferred
  shares(5)                                           $50,000   $50,000   $50,000    $50,000    $50,000

(1) As required, effective April 1, 2001, the Fund adopted the provisions of the
AICPA  Audit  and  Accounting  Guide  for  Investment   Companies  that  require
amortization  of all premiums and  discounts on debt  securities.  The effect of this  change  for the  period  ended  March  31,  2002  was an  increase  in net investment income per share of $0.007, a decrease in net realized and unrealized gain (loss) per share of $0.007,  and an increase in the ratio of net investment income to  average  net assets of 0.04%.  Per share data and ratios for  periods prior  to April 1,  2001  have not been  restated  to  reflect  this  change  in accounting.

(2) Total investment return is calculated assuming a purchase of common stock on the  opening of the first day and a sale on the  closing of the last day of each period  reported.  Dividends  and  distributions,  if any,  are  assumed for the purposes of this  calculation,  to be  reinvested at prices  obtained  under the
Fund's dividend reinvestment plan.  Generally,  total investment return based on net asset  value will be higher  than total  investment  return  based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods.  Conversely,  total investment  return based on net asset value will be lower  than total  investment  return  based on market  value in periods where there is a decrease  in the  discount or an increase in the premium of the market  value  to the net  asset  value  from the  beginning  to the end of such periods.

(3)  Ratios  do not  reflect  the  effect  of  dividend  payments  to  preferred shareholders.

(4) Ratio reflects total net investment  income less dividends paid to preferred shareholders divided by average net assets applicable to common shareholders.

(5) Excluding any accumulated but unpaid dividends.

(6) The  average  shares  outstanding  method  has been  applied  for per  share information.

     MANAGEMENT

     Board of Directors

     The   management   of  the  business  and  affairs  of  each  Fund  is  the
responsibility  of its Board of  Directors.  The Boards  elect  officers who are responsible for the day-to-day operations of the Funds.

     Investment Adviser

     DMC manages the assets of the Funds and makes the investment  decisions for each Fund. DMC is a series of Delaware  Management  Business Trust,  which is an indirect,  wholly owned subsidiary of Lincoln National  Corporation,  a publicly
held  corporation,   and  is  located  at  2005  Market  Street,   Philadelphia,
Pennsylvania  19103. DMC and its  predecessors  have been managing the assets of the  funds in the  Delaware  Investments  Family  of  Funds  since  1938.  As of
September 30, 2005,  DMC and its affiliates  within  Delaware  Investments  were managing  in the  aggregate  approximately  $1___  billion  in assets in various institutional or separately managed, investment company and insurance accounts.

     Under each Fund's investment management agreement  ("Investment  Management
Agreement"),  DMC  regularly  makes  decisions as to what  securities  and other instruments to purchase and sell on behalf of each Fund and effects the purchase and  sale  of  those  investments  in  furtherance  of  that  Fund's  investment objectives and policies.  DMC also furnishes the Board of Directors of each Fund with such information and reports regarding the Fund's  investments as DMC deems appropriate or as the Board may reasonably request.

     In  accordance  with the  terms  of its  respective  Investment  Management
Agreement,  each Fund pays DMC an annual fee of 0.40%, which is calculated daily
based  on  the  average  daily  net  assets  of  each  Fund,   including  assets
attributable to any outstanding  Preferred  Shares.  The management fees paid by the Funds are used by DMC to pay for the personnel,  equipment, office space and facilities  that are needed to manage the assets of the Funds and to  administer their  affairs.  DMC, as part of its  administrative  services,  pays  operating expenses  on behalf of the Funds and is  reimbursed  on a periodic  basis.  Such expenses include items such as printing of shareholder reports,  fees for audit, legal and tax services, registration fees, and directors' fees.

     Portfolio Management

     Each of the Funds is  managed by a  management  team  consisting  of Joseph
Baxter, Robert Collins and Denise Franchetti.

     Joseph Baxter is vice president and senior  portfolio  manager of municipal bond  investments  for DMC.  Prior to joining  DMC in 1999,  he held  investment positions with First Union.  Most recently,  he served as a municipal  portfolio manager for the Evergreen Funds. Mr. Baxter is a graduate of LaSalle University.

     Robert Collins is vice president and senior portfolio  manager of municipal bond development for DMC. Prior to joining DMC in 2004, Mr. Collins was a senior vice president and director of portfolio  management in the Municipal Investment
Group within PNC Advisors.  Mr.  Collins earned  bachelor's  degree in economics from Ursinus College.  He is a Chartered  Financial  Analyst and a member of the
Financial Analysts of Philadelphia.

     Denise  Franchetti   received  bachelor's  and  MBA  degrees  from  LaSalle
University.  Prior to joining Delaware Investments in 1997, Ms. Franchetti was a fixed-income  trader for Provident Mutual Life Insurance  Company.  Before that, she worked as an investment analyst for General Accident Insurance Company.  Ms.
Franchetti,  a CFA  Charterholder,  is a  member  of the CFA  Institute  and the
Financial Analysts of Philadelphia.

     Administrators, Transfer Agent and Custodian

     Fund  Administration The Funds have engaged Delaware Service Company,  Inc.
("DSC"), an affiliate of DMC, to provide accounting and administration services.
DSC's fees for providing these services are based on average net assets and paid on a monthly basis.

     Transfer Agent Mellon  Investor  Services,  LLC serves as registrar,  stock transfer  agent and  dividend  paying  agent for the Funds.  The main  office of
Mellon Investor Services, LLC is Overpeck Centre, 85 Challenger Road, Ridgefield
Park, New Jersey 07660.

     Remarketing  Agent Citigroup  Global  Markets,  Inc.  ("Citigroup")  is the
Remarketing  Agent and  receives  from each Fund an annual fee of  approximately
0.25% of the average  amount of  Preferred  Shares  outstanding  (except  during
Special  Dividend  Periods  of 90 days or more,  in which  case the fee is to be negotiated).  A portion of this fee may be paid to  broker-dealers  for sales to holders of Preferred Shares. Citigroup's main office is located at 390 Greenwich
Street, New York, New York 10013.

     Custodian  Mellon Bank,  N.A. is the  custodian of the  securities  and all other assets of the Funds.  The main office of Mellon Bank, N.A. is 135 Santilli
Highway, Everett, Massachusetts 02149.

         Expenses

     The Funds are responsible for conducting their own business and affairs and bear the related expenses and salaries, including the costs incurred in:

o  The maintenance of their corporate existence       o  Calling and holding of
                                                         shareholders' meetings

o  The maintenance of their own books, records and
   procedures                                         o  Miscellaneous office
                                                         expenses

o  Dealing with their own shareholders                o  Brokerage commissions

o  The payment of dividends                           o  Custodian fees

o  Transfer of stock, including issuance, redemption  o  Legal and accounting
   and repurchase of shares                              fees

o  Preparation of share certificates                  o  Taxes

o  Reports and notices to shareholders                o  Federal and state
                                                         registration fees

     Directors, officers and employees of DMC who are directors, officers and/or employees  of the Funds shall not receive  any  compensation  from the Funds for acting in that dual capacity.

     Expenses  common to all funds  within the  Delaware  Investments  Family of
Funds  are  allocated  among  the  funds on the  basis of  average  net  assets.
Management  fees and other  expenses are paid monthly.  Certain  expenses of the
Funds may be paid through commission arrangements with brokers. In addition, the
Funds may receive  earnings  credits from their  custodian  when  positive  cash balances are maintained, which are used to offset custody fees.

     Proxy Material, Reports and Other Information

     Each Fund is subject to the  informational  requirements  of the Securities
Exchange Act of 1934, as amended (the "Exchange  Act").  In accordance  with the
1940 Act and the Exchange  Act,  each Fund files  reports and other  information with the SEC. Proxy material,  reports and other  information filed by the Funds can be inspected and copied at the public reference facilities maintained by the
SEC in  Washington,  D.C.,  and copies of such material can be obtained from the
SEC's  Public  Reference  Branch,  Office of Consumer  Affairs  and  Information
Services,  Securities  and  Exchange  Commission,   Washington,  D.C.  20549  at
prescribed rates.

     In addition, reports, proxy statements and other information concerning the
Funds can be inspected at the Exchange.

                               VOTING INFORMATION

     REVOCABILITY OF PROXY

     Shareholders may revoke their proxy or change their voting  instructions at any time until the vote is taken at the  Meeting.  Shareholders  may also attend the Meeting and cast their vote in person. However, if shares are held of record by a broker-dealer (or other nominee) and shareholders wish to vote in person at the Meeting, they must obtain a "legal proxy" from their broker-dealer of record
(or other nominee) and present it to the Inspector of Elections at the Meeting.

     PERSONS MAKING THE SOLICITATION

     The  Board  of  Directors  of  each  Fund  is  soliciting   its  respective
shareholders  for  approval of the  applicable  Plan.  The costs of the proposed
Acquisitions will be borne equally by the Acquired Funds, the Acquiring Fund and
DMC. Each party shall be assessed 1/4th of the costs of the Acquisitions.

     The Funds expect that the  solicitations  will be  primarily  by mail,  but solicitations also may be made by advertisement,  telephone, telegram, facsimile transmission or other  electronic  media, or personal  contacts.  The Funds will request  broker-dealer  firms,  custodians,  nominees and fiduciaries to forward proxy materials to the beneficial owners of the Shares of record.  The Funds may reimburse  broker-dealer firms,  custodians,  nominees and fiduciaries for their reasonable  expenses  incurred in connection  with such proxy  solicitation.  In addition to  solicitations  by mail,  officers and employees of each Fund and of
DMC,  without  extra pay, may conduct  additional  solicitations  by  telephone, telecopy and personal interviews.  The Funds have engaged Georgeson  Shareholder
Communications, Inc. ("Georgeson") to solicit proxies from brokers, banks, other institutional  holders and individual  shareholders  at an  anticipated  cost of approximately $21,000,  including out of pocket expenses, which will be borne as described  above.  Fees and  expenses  may be  greater  depending  on the effort necessary to obtain  shareholder  votes. The Funds have also agreed to indemnify
Georgeson against certain liabilities and expenses,  including liabilities under the federal securities laws.

     As the Meeting date approaches,  certain shareholders of each Acquired Fund and the Acquiring  Fund may receive a telephone  call from a  representative  of
Georgeson if their votes have not yet been  received.  Proxies that are obtained telephonically  will be recorded in  accordance  with the  procedures  described below.  These  procedures  are  designed to ensure that both the identity of the shareholder  casting the vote and the voting instructions of the shareholder are accurately determined.

     In  all  cases  where  a  telephonic  proxy  is  solicited,  the  Georgeson representative is required to ask for each  shareholder's full name and address, or the zip code or  employer  identification  number,  and to  confirm  that the shareholder  has received the proxy materials in the mail. If the shareholder is a corporation or other entity,  the Georgeson  representative is required to ask for the person's title and confirmation  that the person is authorized to direct the  voting  of the  shares.  If  the  information  solicited  agrees  with  the information  provided to Georgeson,  then the Georgeson  representative  has the responsibility  to explain the process,  read the Proposals  listed on the proxy card and ask for the shareholder's  instructions on each Proposal.  Although the
Georgeson  representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote,  other than to  read  any  recommendation  set  forth  in this  Proxy  Statement/Prospectus.
Georgeson  will record the  shareholder's  instructions  on the card.  Within 72 hours, the shareholder or its  representative  will be sent a letter or mailgram to confirm their vote and asking the shareholder or its  representative  to call
Georgeson  immediately if their instructions are not correctly  reflected in the confirmation.

     DISSENTERS' RIGHT OF APPRAISAL

     Notice of Dissent

     Under Minnesota law, holders of Acquired Fund Common Shares do not have any dissenters'  rights of appraisal in connection with the Acquisition  because the
Acquiring  Fund Common  Shares are traded on the  Exchange.  Holders of Acquired
Fund Preferred Shares,  however,  do have dissenters'  rights of appraisal under
Minnesota law in connection with the Acquisition.  These dissenters' rights, and the procedures pertaining to them, are set forth in Minnesota Statutes, Sections
302A.471   and   302A.473,   copies  of  which  are   attached   to  this  Proxy
Statement/Prospectus   as  Exhibit  B.  The  description  of  these  rights  and
procedures  in this  section are  qualified  in their  entirety by  reference to
Exhibit B. Holders of Acquired Fund Preferred  Shares should note that they will lose their  dissenters'  rights of  appraisal if they do not follow the required procedures carefully.

     A holder of Acquired Fund Preferred Shares who is entitled to dissent under
Minnesota law and who wishes to exercise  dissenters'  rights must file with the respective  Acquired Fund before the vote on the Plan a written notice of intent to demand the fair value of the  Acquired  Fund  Preferred  Shares  owned by the shareholder and must not vote the Acquired Fund Preferred Shares in favor of the proposed  action.  For this  purpose,  the "fair  value" of the shares means the value of the Acquired Fund Preferred Shares immediately before the Closing Date.
A written  notice of intent to demand the fair value of Acquired Fund  Preferred
Shares should be submitted to the Secretary of the  applicable  Acquired Fund at principal executive offices.  This written notice is in addition to and separate from any proxy or vote  against the Plan.  It should  specify the  shareholder's name and mailing address, the number of Acquired Fund Preferred Shares owned and that the  shareholder  intends to demand the fair value,  plus interest,  of the shareholder's  Acquired Fund Preferred Shares.  Voting against,  abstaining from voting or failing to vote on the Plan does not constitute a demand for appraisal within the meaning of Minnesota law.

     Only holders of Acquired Fund  Preferred  Shares of record as of the record date for the Meeting,  and  beneficial  owners as of such date who hold Acquired
Fund Preferred Shares through such record shareholders, are entitled to exercise dissenters' rights of appraisal.  A shareholder cannot assert dissenters' rights of  appraisal as to less than all the Acquired  Fund  Preferred  Shares that are registered in that  shareholder's  name,  except where some of the Acquired Fund
Preferred Shares are registered in that  shareholder's name but are beneficially owned  by one or more  other  persons.  If a  record  owner,  such as a  broker, nominee,  trustee or custodian,  wishes to dissent with respect to Acquired Fund
Preferred Shares that are beneficially owned by another person, the record owner must dissent with respect to all of the Acquired Fund Preferred  Shares that are beneficially  owned by that person and must disclose the name and address of the beneficial  owner on whose  behalf the dissent is made.  A  beneficial  owner of
Acquired Fund  Preferred  Shares who is not the record owner of those shares may assert  dissenters' rights of appraisal as to the Acquired Fund Preferred Shares held on such  person's  behalf,  provided  that the  beneficial  owner submits a written consent of the record owner to the applicable Acquired Fund at or before the time dissenters' rights are asserted.

     Shareholders  who wish to assert  dissenters'  rights of appraisal must not vote for adoption of the Plan. A shareholder's  failure to vote against the Plan will not constitute a waiver of dissenters'  rights.  However,  if a shareholder returns  a signed  proxy  but  does not  specify  a vote  against  the Plan or a direction to abstain,  the proxy will be voted for  approval of the Plan,  which will have the effect of waiving that shareholder's dissenters' rights.

     Notice of Procedure; Deposit of Shares

     If the Plan is  approved  by the  shareholders  of an  Acquired  Fund,  the
Acquired Fund will send a notice (the "Notice of  Procedure")  to all holders of
Acquired Fund Preferred  Shares who have provided timely written notice of their intent to demand fair value. The Notice of Procedure will contain:

o    The address to which a demand for payment and  certificates of certificated shares  must be sent in order to obtain  payment and the date by which they must be received;

o    Any restrictions on transfer of uncertificated shares that will apply after the demand for payment is received;

o    A form to be used to demand  payment  and to certify  the date on which the holder of Acquired Fund Preferred  Shares, or the beneficial owner on whose behalf the  shareholder  dissents,  acquired  the shares or an  interest in them; and

o    A copy of the relevant  provisions of Minnesota law and a brief description of the procedures to be followed under those statutes.

     In order to receive the fair value of the Acquired Fund Preferred Shares, a dissenting  shareholder must demand payment and deposit  certificated  shares or comply with any restrictions on transfer of uncertificated shares within 30 days after the Notice of Procedure  was given,  but the  dissenter  retains all other rights of a  shareholder  until the  applicable  Acquisition  takes  effect.  An
Acquired  Fund  may  establish  contingent  liabilities  for any  Acquired  Fund
Preferred Shares for which a demand has been, or is anticipated to be, received.

     Payment; Return of Shares

     After  the  Closing,  the  applicable  Acquired  Fund  shall  remit to each dissenting  holder of Acquired Fund Preferred Shares who has complied with these requirements  the amount the Acquired Fund estimates to be the fair value of the
shares,  plus  interest,   accompanied  by  the  following  materials  ("Payment
Materials"):

o    The Acquired  Fund's  closing  balance  sheet and statement of income for a fiscal  year  ending  not more  than 16 months  before  the  Closing  Date, together with the latest available interim financial statements;

o    An  estimate  by the  Acquired  Fund of the fair  value of the shares and a brief description of the method used to reach the estimate (which estimated fair value is anticipated to be the Liquidation  Preference,  including any accumulated but unpaid dividends); and

o    A copy of the relevant provisions of Minnesota law, and a brief description of the procedure to be followed in demanding supplemental payment.

     The  Acquired  Fund may  withhold  this payment from a person who was not a holder  of the  applicable  Acquired  Fund  Preferred  Shares  on the  date  the
Acquisition  was first  announced to the public--  September 9, 2005-- or who is dissenting on behalf of a person who was not a beneficial owner on that date. In that case, if the dissenter has complied with these  requirements,  the Acquired
Fund will forward to the  dissenter  the Payment  Materials,  a statement of the reason for  withholding  the payment,  and an offer to pay to the  dissenter the amount listed in the materials if the dissenter  agrees to accept that amount in full satisfaction. The dissenter may decline the offer and demand payment as set forth below. Failure to do so entitles the dissenter only to the amount offered.

     If the Acquired Fund fails to remit  payment  within 60 days of the deposit of  certificates or the imposition of transfer  restrictions  on  uncertificated shares,  it shall  return all  deposited  certificates  and cancel all  transfer restrictions.  However,  the Acquired  Fund may again give a Notice of Procedure and require deposit or restrict transfer at a later time.

     Where an Acquired  Fund is required to pay the fair value of Acquired  Fund
Preferred  Shares plus interest,  the interest will accrue  commencing five days after the Closing  Date up to and  including  the date of payment.  The interest rate will be the rate at which interest  accrues on verdicts and judgments under
Minnesota law. Under Minnesota law, this rate is reset annually at the beginning of the calendar year, and it is based on the secondary  market yield on one year
United States Treasury bills.

     Supplemental Payment; Demand

     If a dissenter believes that the amount paid is less than the fair value of the Acquired Fund Preferred Shares plus interest, the dissenter may give written notice  ("Dissenter's  Notice")  to the  Acquired  Fund of the  dissenter's  own estimate of the fair value of the Acquired Fund Preferred Shares, plus interest, within 30 days after the Acquired Fund mails the payment. The Dissenter's Notice must demand payment of the difference;  otherwise,  a dissenter is entitled only to the amount remitted by the Acquired Fund.

     Petition; Determination

     If the  Acquired  Fund  receives  a  demand  based on the  dissenter's  own estimate of the fair value of the Acquired Fund Preferred Shares, plus interest, it shall, within 60 days after receiving the demand, either pay to the dissenter the amount  demanded by the dissenter,  pay an amount agreed to by the dissenter after discussion with the Acquired Fund, or file in court a petition  requesting that the court  determine the fair value of the Acquired Fund Preferred  Shares, plus interest. The petition shall be filed in Ramsey County, the county in which the registered office of each Acquired Fund is located.  The petition shall name as parties all  dissenters  who have  demanded  payment and who have not reached agreement  with the Acquired  Fund.  The Acquired  Fund shall,  after filing the petition,  serve all  parties  with a  summons  and copy of the  petition  under
Minnesota's Rules of Civil Procedure.

     The court may appoint  appraisers to receive  evidence on and recommend the amount of the fair value of the Acquired Fund Preferred Shares.  The court shall determine  whether  the  shareholder  or  shareholders  in  question  have fully complied with the  requirements  of Minnesota law, and shall  determine the fair value of the Acquired  Fund  Preferred  Shares,  taking into account any and all factors  the court finds  relevant,  computed  by any method or  combination  of methods that the court, in its discretion,  sees fit to use, whether or not used by the  Acquired  Fund or by a  dissenter.  The  fair  value  of the  shares  as determined  by the court is binding on all  holders of Acquired  Fund  Preferred
Shares,  wherever  located.  A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as  determined  by the court,  plus interest,  exceeds  the  amount  paid,  if any,  but  shall not be liable to the
Acquired Fund for the amount,  if any, by which the amount,  if any, paid to the dissenter  exceeds  the fair  value of the  Acquired  Fund  Preferred  Shares as determined by the court, plus interest.

     Costs; Fees; Expenses

     The court shall  determine the costs and expenses of the above  proceeding, including the reasonable  expenses and compensation of any appraisers  appointed by the court,  and shall assess  those costs and  expenses  against the Acquired
Fund,  except that the court may assess part or all of those costs and  expenses against a dissenter whose action in demanding  payment is found to be arbitrary, vexatious or not in good faith.

     If  the  court  finds  that  the   Acquired   Fund  has  failed  to  comply
substantially  with Minnesota law, the court may assess all fees and expenses of any experts or attorneys as the court deems  equitable.  These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good  faith in  bringing  the  proceeding,  and may be awarded to a party injured by those actions. The court may also award, in its discretion,  fees and expenses  to an attorney  for the  dissenters  out of the amount  awarded to the dissenters, if any.

     VOTING REQUIREMENTS

     Acquired Fund Shares

     Shareholders   of  each  Acquired  Fund  are  requested  to  approve  their respective Plan. Approval of each Plan requires the affirmative vote of at least a majority of the  outstanding  Acquired  Fund Common  Shares and Acquired  Fund
Preferred  Shares of the applicable  Acquired Fund,  voting together as a single class.  Approval of each Plan also  requires the separate  vote of a majority of the outstanding  Acquired Fund Preferred Shares of the applicable Acquired Fund, voting as a separate class.

     Acquiring Fund Shares

     Because of the relative size of the  Acquisitions  by the Acquiring Fund of the  assets of the  Acquired  Funds,  the  rules of the  Exchange  require  that shareholders  of the  Acquiring  Fund also approve each Plan.  Each Plan must be approved  by  the  affirmative  vote  of a  majority  of  the  Acquiring  Fund's outstanding  Common  Shares and  Preferred  Shares  voting  together as a single class.

     Quorum; Adjournment; Tabulation

     The presence in person or by proxy of holders of a majority of  outstanding shares shall  constitute  a quorum for each Fund.  In the event that a quorum is not present or if sufficient votes are not received  consistent with the Board's recommendation on the approval of a Plan,  management may propose an adjournment or adjournments of the Meeting for a Fund. Any adjournment  would require a vote in favor of the  adjournment  by the holders of a majority of the shares present at the Meeting in person or by proxy.  The persons named as proxies on the Proxy
Card(s) may vote (or withhold  their vote) in their  discretion  on any proposed adjournment.

     Abstentions  will be included for purposes of determining  whether a quorum is present for each Fund at the Meeting.  They will be treated as votes  present at the Meeting, but will not be treated as votes cast. They therefore would have the same effect as a vote  "AGAINST" a Plan. The Funds  anticipate  that, in the absence  of  express  voting  instructions  from  beneficial  shareholders,  the
Exchange will not permit  member firms to vote in their  discretion on the items for which approval is requested in this Proxy Statement/Prospectus. As a result, the Funds do not anticipate receiving any "broker non-votes."

     PRINCIPAL HOLDERS OF VOTING SECURITIES

     Record Date Information

     The record date is October 10, 2005 (the "Record Date").  Each  shareholder may cast one vote for each full share and a partial vote for each partial  share of a Fund that they owned of record on the  Record  Date.  As of that date,  the
Funds had the following Common Shares and Preferred Shares outstanding:

------------------------------- ----------------------------
     Fund/Title of Class            Amount Outstanding
------------------------------- ----------------------------
Minnesota I
------------------------------- ----------------------------
     Common                     2,594,700
------------------------------- ----------------------------
     Preferred                  400
------------------------------- ----------------------------
Minnesota II
------------------------------- ----------------------------
     Common                     7,252,200
------------------------------- ----------------------------
     Preferred                  Series A: 600
                                Series B: 600
                                Total:   1,200
------------------------------- ----------------------------
Minnesota III
------------------------------- ----------------------------
     Common                     1,837,200
------------------------------- ----------------------------
     Preferred                  300
------------------------------- ----------------------------

     5% Record and Beneficial Owners

     The following  accounts held of record 5% or more of the outstanding shares of the  Funds as of the  Record  Date.  Management  does not have  knowledge  of beneficial owners.

                                                                                  PERCENT OF       PERCENT AFTER
FUND                              NAME AND ADDRESS            NUMBER OF SHARES  OUTSTANDING SHARES  ACQUISITION
---------------------------------------------------------------------------------------------------------------

Delaware Investments Minnesota    Cede &Co.
  Municipal Income Fund, Inc.     P.O. Box 20
  Common Stock                    Bowling Green Station
                                  New York, NY 10004

Delaware Investments Minnesota    CitiGroup Global Markets Inc.
  Municipal Income Fund, Inc.     Pat Haller
  Preferred Stock                 333 West 34th Street
                                  New York, NY 10001

                                  Charles Schwab &Co., Inc.
                                  Ronnie Fuiava
                                  Attn: Proxy Department
                                  San Francisco, CA 94105

Delaware Investments Minnesota    Cede &Co.
  Municipal Income Fund II, Inc.  P.O. Box 20
  Common Stock                    Bowling Green Station
                                  New York, NY 10004

Delaware Investments Minnesota    CitiGroup Global Markets Inc.
  Municipal Income Fund II, Inc.  Pat Haller
  Preferred Stock                 333 West 34th Street
  Series A                        New York, NY 10001

                                  USB Financial Services Inc.
                                  Jane Flood
                                  1200 Harbor Blvd.
                                  Weehauken, NJ 07086

                                  Charles Schwab &Co., Inc.
                                  Ronnie Fuiava
                                  Attn: Proxy Department
                                  San Francisco, CA 94105

Delaware Investments Minnesota    CitiGroup Global Markets Inc.
  Municipal Income Fund II, Inc.  Pat Haller
  Preferred Stock                 333 West 34th Street
  Series B                        New York, NY 10001

                                  Pershing LLC
                                  Al Hernandez
                                  Securities Corporation
                                  1 Pershing Plaza
                                  Jersey City, NJ 07399

                                  Merrill Lynch, Pierce, Fenner &
                                  Smith Safekeeping
                                  Veronica O'Neill
                                  4 Corporate Place
                                  Piscataway, NJ 08854

                                  Charles Schwab &Co., Inc.
                                  Ronnie Fuiava
                                  Attn: Proxy Department
                                  San Francisco, CA 94105

Delaware Investments Minnesota    Cede &Co.
  Municipal Income Fund III, Inc. P.O. Box 20
  Common Stock                    Bowling Green Station
                                  New York, NY 10004

Delaware Investments Minnesota    CitiGroup Global Markets Inc.
  Municipal Income Fund III, Inc. Pat Haller
  Preferred Stock                 333 West 34th Street
                                  New York, NY 10001

                                  Charles Schwab &Co., Inc.
                                  Ronnie Fuiara
                                  Attn: Proxy Department
                                  San Francisco, CA 94105

     Ownership by Officers and Directors

     Directors  and  officers  of each  Fund  owned,  as a group,  less than one percent of each class of each Fund's outstanding shares.

                     INTEREST OF CERTAIN PERSONS AND EXPERTS

     Other than the interest of DMC in the  investment  advisory fee it receives from the Funds and fees  received  by  certain  affiliates  of DMC for  services provided to the Funds, the Funds are not aware of any material interest,  direct or indirect, by security holdings or otherwise,  of any affiliated person of the
Funds in the  proposed  Acquisition.  No experts  were  employed on a contingent basis or have, or are to receive,  in connection with the offering  described in this Proxy  Statement/Prospectus,  a substantial  direct or indirect interest in the Funds.

                           INFORMATION ON RE-OFFERINGS

     To the  knowledge  of the  Funds,  none  of the  securities  to be  offered pursuant to this Proxy  Statement/Prospectus are expected to be reoffered to the public by any person who is deemed to be an underwriter of those securities.

              EXHIBIT A: FORM OF AGREEMENT AND PLAN OF ACQUISITION

                        AGREEMENT AND PLAN OF ACQUISITION

     THIS AGREEMENT AND PLAN OF ACQUISITION  ("Plan") is made as of this ___ day of _________,  2005, by and among: (i) Delaware Investments  Minnesota Municipal
Income Fund [III], Inc. ("Acquired Fund"), a corporation  incorporated under the laws of the State of Minnesota and a closed-end  management  investment  company registered  under the  Investment  Company  Act of 1940,  as amended  (the "1940
Act"),   with  its  principal   place  of  business  at  One  Commerce   Square,
Philadelphia,  PA 19103; (ii) Delaware  Investments  Minnesota  Municipal Income
Fund II, Inc.  ("Acquiring Fund"), a corporation  incorporated under the laws of the State of Minnesota and a closed-end management investment company registered under the 1940 Act, with its principal place of business at One Commerce Square,
Philadelphia,  PA 19103; and (iii) Delaware Management Company ("DMC"), a series of Delaware  Management  Business Trust, a statutory trust formed under the laws of the State of Delaware,  with its principal  place of business at One Commerce
Square, Philadelphia, PA 19103.

                                   ACQUISITION

     The  acquisition  ("Acquisition")  will consist of (i) the  acquisition  by
Acquiring  Fund of  substantially  all of the  property,  assets and goodwill of
Acquired Fund in exchange  solely for (a) full and  fractional  shares of common stock,  par value $0.01 per share,  of Acquiring  Fund  ("Acquiring  Fund Common
Shares"),  and (b) shares of Municipal Income Preferred Shares,  Series [C], par
value $0.01 per share, of Acquiring Fund ("Acquiring Fund Preferred Shares," and
together with Acquiring Fund Common Shares,  the "Acquiring Fund Shares"),  (ii)
the pro rata  distribution of such Acquiring Fund Shares to the  shareholders of
the  Acquired  Fund  according  to  their   respective   interests  in  complete
liquidation of Acquired Fund, and (iii) the dissolution of Acquired Fund as soon as is practicable after the closing of the Acquisition (the "Closing"), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

                                    AGREEMENT

     In order to consummate this Plan and the  Acquisition and in  consideration of the premises and of the covenants and agreements  hereinafter set forth,  and intending to be legally bound, the parties hereto covenant and agree as follows:

1.   Sale and Transfer of Assets, Liquidation and Dissolution of Acquired Fund

     (a)  Subject to the terms and  conditions of this Plan,  and in reliance on the representations and warranties of Acquiring Fund herein contained, and in  consideration  of the delivery by Acquiring Fund of the number of Acquiring Fund Shares  hereinafter  provided,  Acquired Fund agrees that it will convey,  transfer  and deliver to  Acquiring  Fund at the
          Closing all of Acquired Fund's then existing assets, free and clear of
          all  liens,   encumbrances   and   claims   whatsoever   (other   than
          shareholders'  rights of redemption,  if any),  except for cash,  bank
          deposits  or  cash  equivalent   securities  in  an  estimated  amount
          necessary to: (i) pay its costs and expenses of carrying out this Plan
          (including,  but not limited to, fees of counsel and accountants,  and expenses of its liquidation and dissolution  contemplated  hereunder), which costs and expenses shall be established on Acquired Fund's books as liability  reserves;  (ii) discharge its unpaid  liabilities on its books as of the date of the Closing (the "Closing  Date"),  including,
          but  not  limited  to,  its  income   dividends   and  capital   gains
          distributions,  if any,  payable for the period prior to, and through, the Closing Date;  and (iii) pay such  contingent  liabilities  as the
          Board of Directors of Acquired Fund (the "Acquired Fund Board") or its
          officers may reasonably expect to exist against Acquired Fund, if any, as of the Closing Date,  for which  contingent  and other  appropriate liability reserves shall be established on Acquired Fund's books (such assets, less the foregoing exceptions, hereinafter "Net Assets").

     (b)  Subject to the terms and  conditions of this Plan,  and in reliance on the  representations and warranties of Acquired Fund herein contained, and in  consideration  of  such  conveyance,  transfer  and  delivery,
          Acquiring  Fund agrees at the Closing to deliver to Acquired Fund: (i)
          the number of Acquiring Fund Common Shares  determined with respect to
          Acquired  Fund by (A)  dividing  the net asset  value per share of the common stock of Acquired Fund  ("Acquired  Fund Common Shares") by (B)
          the net asset value per share of Acquiring Fund Common Shares, and (C)
          multiplying  the  resulting  quotient  by the  number  of  outstanding
          Acquired Fund Common  Shares;  and (ii) [400] shares of Acquiring Fund
          Preferred Shares, the aggregate liquidation  preference of which shall equal the aggregate liquidation  preference of the preferred shares of
          Acquired Fund ("Acquired Fund Preferred Shares" and, with the Acquired
          Fund Common Shares,  "Acquired  Fund Shares").  All such values of the
          Acquired Fund Common  Shares and the Acquiring  Fund Common Shares and
          the aggregate  liquidation  preference of the Acquired Fund  Preferred
          Shares and the Acquiring Fund Preferred  Shares shall be determined in the manner and as of the time set forth in Section 2 hereof.

     (c)  Liquidating Distribution

          (1)  Immediately following the Closing,  Acquired Fund shall liquidate and  distribute:  (i) pro rata to  shareholders  of Acquired Fund
               Common  Shares  of  record  as of the  close of  business  on the
               Closing  Date,  the  Acquiring  Fund  Common  Shares  received by
               Acquired  Fund  pursuant  to  this  Section  1, in  exchange  for
               Acquired Fund Common Shares held by such common shareholders; and
               (ii) to shareholders of Acquired Fund Preferred  Shares of record as of the close of business on the Closing  Date,  one  Acquiring
               Fund  Preferred   Share,  in  exchange  for  each  Acquired  Fund
               Preferred Share held by such preferred shareholders.

          (2)  Such  liquidating  distribution  will be  accomplished by opening accounts  on the  books  of  Acquiring  Fund in the  name of each holder of  Acquired  Fund  Shares and  transferring  to each such account:  (i) in the case of a holder  of  Acquired  Fund  Common
               Shares,  such  shareholder's pro rata share of the Acquiring Fund
               Common Shares  received by Acquired Fund; and (ii) in the case of a holder of Acquired Fund Preferred Shares, a number of Acquiring
               Fund  Preferred  Shares  received by  Acquired  Fund equal to the number of Acquired Fund  Preferred  Shares held by such preferred shareholder.

     (d)  As promptly as is  practicable  after the Closing,  each holder of any outstanding  certificate or  certificates  representing  Acquired Fund
          Shares shall be entitled to surrender  the same to the transfer  agent for Acquiring Fund in exchange for the respective number of applicable
          Acquiring Fund Shares into which the Acquired Fund Shares  theretofore represented by the certificate or  certificates  so surrendered  shall
          have  been   converted.   Until  so  surrendered,   each   outstanding
          certificate which, prior to the Closing, represented the Acquired Fund
          Shares shall be deemed for all Acquiring  Fund's  purposes to evidence ownership of the respective  number of the  applicable  Acquiring Fund
          Shares into which the Acquired Fund Shares (which prior to the Closing were represented thereby) have been converted.

     (e)  Dividends on Acquired Fund  Preferred  Shares shall  accumulate to and including the Closing Date and then cease to  accumulate.  At or prior to the Closing,  Acquired Fund will declare all accumulated but unpaid dividends on the Acquired  Fund  Preferred  Shares up to and including the Closing Date,  such dividends to be paid to the holders thereof on the  "Dividend  Payment  Date" in  respect  of the  "Initial  Dividend
          Period" of Acquiring Fund Preferred Shares (as those terms are defined in the  certificate  of  designation  of the Acquiring  Fund Preferred
          Shares ("Certificate of Designation")). The "Applicable Dividend Rate"
          (as that term is defined in the Certificate of Designation) in respect of the Initial Dividend Period for the Acquiring Fund Preferred Shares
          shall  accumulate from and including the day after the Closing Date at the same rate borne on the Closing Date by the Acquired Fund Preferred
          Shares.

     (f)  At or prior to the  Closing,  Acquired  Fund will  declare a  dividend and/or other  distribution  to be paid to the holders of Acquired Fund
          Common Shares so that, upon such payment, it will have distributed all of its investment  company taxable income (computed  without regard to any deduction for dividends paid), net tax-exempt  income and realized net capital gains,  if any, earned or anticipated to be earned through and including the Closing Date.

     (g)  Promptly  following the Closing,  the liquidating  distribution of the
          respective  Acquiring  Fund  Shares,   payment  of  any  dividends  or
          distributions  and  resolution  of any other  contingent  liabilities,
          Acquired Fund shall be dissolved.

2.   Valuation

     (a)  The value of Acquired  Fund's Net Assets to be  acquired by  Acquiring
          Fund  hereunder and the net asset value per Acquired Fund Common Share shall be determined to the third decimal place as of 4:00 p.m. Eastern
          Time on the Closing  Date in a manner  consistent  with the  valuation procedures described in Acquired Fund's registration statement on Form
          N-2  filed  with the U.S.  Securities  and  Exchange  Commission  (the
          "SEC"),  as such  disclosure  has  been  amended  to date by any:  (i)
          amendments to Acquired Fund's registration statement on Form N-2; (ii)
          press releases  issued on behalf of Acquired Fund; and (iii) annual or semi-annual reports of Acquired Fund sent to shareholders  pursuant to
          Section 30 of the 1940 Act (together,  the "Acquired  Fund  Disclosure
          Documents").  The  value  of  Acquired  Fund's  Net  Assets  shall  be calculated net of the liquidation  preference  (including  accumulated and unpaid  dividends)  of all  outstanding  Acquired  Fund  Preferred
          Shares.

     (b)  The value of  Acquiring  Fund's  net asset  value per  Acquiring  Fund
          Common Share shall be computed to the third  decimal  place as of 4:00
          p.m. Eastern Time on the Closing Date in a manner  consistent with the
          valuation   procedures  described  in  Acquiring  Fund's  registration statement  on Form N-2 filed with the SEC,  as such  disclosures  have been  amended  to date by any:  (i)  amendments  to  Acquiring  Fund's registration  statement  on Form N-2;  (ii) press  releases  issued on behalf of Acquiring  Fund; and (iii) annual or semi-annual  reports of
          Acquiring Fund sent to shareholders pursuant to Section 30 of the 1940
          Act (together,  the "Acquiring Fund Disclosure Documents").  The value of the  Acquiring  Fund's net asset  value per  Acquiring  Fund Common
          Share shall be calculated net of the liquidation preference (including accumulated and unpaid dividends) of all outstanding  preferred shares of Acquiring Fund.

     (c)  The liquidation  preference of the Acquired Fund Preferred  Shares and the Acquiring Fund Preferred Shares is $50,000 per share.

3.   Closing Date

     The Closing Date shall be March 15, 2006, or such later date as the parties may mutually agree,  provided that the Closing Date shall not be a date on which a remarketing of the Acquired Fund Preferred Shares would ordinarily  occur. The
Closing shall take place at the principal  office of Acquiring Fund at 5:00 p.m.
Eastern Time on the Closing Date. Acquired Fund shall have provided for delivery as of the Closing  those Net Assets of Acquired  Fund to be  transferred  to the account of Acquiring  Fund's  custodian,  Mellon Bank,  N.A., One Mellon Center,
Pittsburgh,  Pennsylvania 15258. Acquired Fund shall also deliver at the Closing a list of names and addresses of the shareholders of record of its Acquired Fund
Shares,  as well as the number of full and  fractional  shares of Acquired  Fund
Common  Shares and the number of Acquired  Fund  Preferred  Shares owned by each such  shareholder,  indicating  thereon  which such  shares are  represented  by outstanding  certificates and which by book-entry accounts,  all as of 4:00 p.m.
Eastern Time on the Closing Date, certified by Acquired Fund's transfer agent or by its President or a Vice  President to the best of its or his or her knowledge and belief. Acquiring Fund shall issue and deliver a certificate or certificates evidencing  the  respective  Acquiring  Fund Common  Shares and  Acquiring  Fund
Preferred  Shares  to be  delivered  to the  account  of  Acquired  Fund at said transfer  agent  registered  in such manner as the officers of Acquired Fund may request, or provide evidence satisfactory to Acquired Fund in such manner as the officers of Acquired Fund may request that such  Acquiring Fund Shares have been registered in an account on the books of Acquiring Fund.

4.   Representations and Warranties by Acquiring Fund

     Acquiring Fund represents and warrants to Acquired Fund that:

     (a)  Acquiring  Fund is a  corporation  incorporated  under the laws of the
          State of Minnesota on December 29, 1992,  and is validly  existing and in good standing under the laws of that State.  Acquiring Fund is duly registered under the 1940 Act as a closed-end,  management  investment company and all of the  Acquiring  Fund Shares sold were sold pursuant to an effective  registration statement filed under the Securities Act of 1933,  as amended  (the "1933  Act"),  except for those shares sold pursuant to the private offering  exemption for the purpose of raising the required initial capital.

     (b)  The  authorized  capital of  Acquiring  Fund  consists of  201,000,000 shares  consisting of  200,000,000  shares of common stock,  par value
          $0.01 per share,  and 1,000,000  shares of preferred  stock, par value
          $0.01.  As  of  the  date  hereof,   Acquiring  Fund  had  issued  and
          outstanding  7,252,200  Acquiring  Fund  Common  Shares  listed on the
          American  Stock  Exchange  LLC  ("AmEx"),  600  Municipal  Income Fund
          Preferred  Shares,  Series A issued  and  outstanding,  600  Municipal
          Income Fund Preferred  Shares,  Series B issued and  outstanding,  400
          Municipal  Income  Fund  Preferred  Shares,  Series C  authorized  and unissued,  and 300 Municipal  Income Fund Preferred  Shares,  Series D
          authorized  and unissued.  All issued and  outstanding  Acquiring Fund
          Common  Shares and  Municipal  Income  Preferred  Shares are,  and all
          Acquiring Fund Common Shares and Acquiring Fund Preferred Shares to be
          issued in exchange  for Net Assets of Acquired  Fund  pursuant to this
          Plan will be when so issued, fully paid and non-assessable.

     (c)  The audited financial  statements appearing in Acquiring Fund's Annual
          Report to  Shareholders  for the  fiscal  year ended  March 31,  2005, audited by Ernst & Young,  LLP, a copy of which has been  delivered to
          Acquired Fund, fairly present the financial position of Acquiring Fund as of the date  indicated  and the results of its  operations  for the periods indicated are in conformity with generally accepted accounting principles applied on a consistent basis.

     (d)  The books and  records of  Acquiring  Fund  accurately  summarize  the accounting  data  represented  and contain no material  omissions with respect to the business and operations of Acquiring Fund.

     (e)  Acquiring  Fund  has  the  necessary  corporate  power  and  corporate authority  to  conduct  its  business  as such  business  is now being conducted.

     (f)  Acquiring  Fund is not a party to or obligated  under any provision of its Articles of  Incorporation or its By-laws  (together,  as each has been amended to date, the "Acquiring  Fund Corporate  Documents"),  or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of, or performance under, this Plan.

     (g)  Acquiring  Fund has  elected to be treated as a  regulated  investment company  ("RIC")  for  federal  income  tax  purposes  under Part I of
          Subchapter  M of the Internal  Revenue  Code of 1986,  as amended (the
          "Code"), and it has qualified as a RIC for each taxable year since its inception  and  will  qualify  as a RIC as of the  Closing  Date,  and consummation  of the  transactions  contemplated by this Plan will not cause it to fail to be qualified as a RIC as of the Closing Date or at the end of its fiscal year.

     (h)  Acquiring Fund is not under  jurisdiction  of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (i)  At the time of effectiveness  of the  registration  statement filed by the  Acquiring  Fund  with  the SEC on Form  N-14  under  the 1933 Act relating to Acquiring Fund Shares  issuable  hereunder (the "Acquiring
          Fund  N-14   Registration   Statement"),   the  Acquiring   Fund  N-14
          Registration  Statement will: (i) comply in all material respects with
          the  applicable   provisions  of  the  1933  Act  and  the  rules  and
          regulations  promulgated  thereunder;  and (ii) not contain any untrue statement of material  fact or omit to state a material  fact required to be stated therein or necessary to make the  statements  therein not misleading;  provided,  however, that this representation and warranty shall  not  apply  to  any  disclosure  in  the  Acquiring  Fund  N-14
          Registration  Statement  provided  by  Acquired  Fund or  relating  to
          Acquired Fund.

     (j)  At the time the Acquiring  Fund N-14  Registration  Statement  becomes effective,  at the time of the  Acquiring  Fund's and Acquired  Fund's shareholders'  meeting to consider this Plan and the Acquisition  (the
          "Meeting"),  and at the Closing Date,  the proxy  statement/prospectus
          ("Proxy Statement/Prospectus") and statement of additional information
          ("SAI")  included in the Acquiring  Fund N-14  Registration  Statement
          will not contain any untrue  statement  of a material  fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;
          provided,  however,  that this  representation  and warranty shall not apply  to any  disclosure  in the  Acquiring  Fund  N-14  Registration
          Statement provided by Acquired Fund or relating to Acquired Fund.

5.   Representations and Warranties by Acquired Fund

     Acquired Fund represents and warrants to Acquiring Fund that:

     (a)  Acquired  Fund is a  corporation  incorporated  under  the laws of the
          State of Minnesota on [February 20,1992],  and is validly existing and in good standing  under the laws of that State.  Acquired Fund is duly registered  under the 1940 Act as a closed-end  management  investment company and all of Acquired Fund's Acquired Fund Shares sold were sold in compliance in all material  respects with  applicable  registration requirements of the 1933 Act.

     (b)  The authorized capital of Acquired Fund consists of 201,000,000 shares consisting of 200,000,000  shares of common stock, par value $0.01 per share, and 1,000,000 shares of preferred stock, par value $0.01. As of the date  hereof,  the  Acquiring  Fund  had  issued  and  outstanding
          [2,594,700]  Acquired  Fund  Common  Shares  listed  on AmEx and [400]
          Municipal  Income Fund Preferred  Shares issued and  outstanding.  All issued  and  outstanding  Acquired  Fund  Shares  are  fully  paid and non-assessable.

     (c)  The audited financial  statements  appearing in Acquired Fund's Annual
          Report to  Shareholders  for the  fiscal  year ended  March 31,  2005, audited by Ernst & Young,  LLP, a copy of which has been  delivered to
          Acquiring Fund, fairly present the financial  position of the Acquired
          Fund as of the date  indicated and the results of its  operations  for the  periods  indicated  are in  conformity  with  generally  accepted accounting principles applied on a consistent basis.

     (d)  The books and  records  of  Acquired  Fund  accurately  summarize  the accounting  data  represented  and contain no material  omissions with respect to the business and operations of Acquired Fund.

     (e)  Acquired  Fund  has  the  necessary   corporate  power  and  corporate
          authority  to  conduct  its  business  as such  business  is now being conducted.

     (f)  Acquired  Fund is not a party to or obligated  under any  provision of its Articles of Incorporation or its Bylaws  (together,  as amended or supplemented  from  time to time,  the "the  Acquired  Fund  Corporate
          Documents"),  or any contract or any other  commitment or  obligation, and is not  subject to any order or decree,  that would be violated by its execution of, or performance under, this Plan.

     (g)  Acquired  Fund has elected to be treated as a RIC for  federal  income tax  purposes  under Part I of  Subchapter  M of the Code,  and it has qualified as a RIC for each taxable year since its  inception and will qualify  as a RIC as of the  Closing  Date,  and  consummation  of the transactions contemplated by this Plan will not cause it to fail to be qualified  as a RIC as of the Closing Date or at the end of its fiscal year.

     (h)  Acquired  Fund is not under  jurisdiction  of a Court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

     (i)  At the time of effectiveness  of the Acquiring Fund N-14  Registration
          Statement,  the Acquiring  Fund N-14  Registration  Statement will not contain  any  untrue  statement  of  material  fact or omit to state a material fact  required to be stated  therein or necessary to make the statements  therein  not  misleading  as  to  any  disclosure  in  the
          Acquiring Fund N-14 Registration  Statement  provided by Acquired Fund or relating to Acquired Fund.

     (j)  At the time the Acquiring  Fund N-14  Registration  Statement  becomes effective,  at the time of the Meeting,  and at the Closing Date,  the
          Proxy  Statement/Prospectus  and  SAI  will  not  contain  any  untrue statement  of a  material  fact  or  omit to  state  a  material  fact necessary  to  make  the  statements  therein,  in  the  light  of the circumstances  under which they were made,  not  misleading  as to any disclosure in the Acquiring Fund N-14 Registration  Statement provided by Acquired Fund or relating to Acquired Fund.

6.   Representations and Warranties by Acquired Fund and Acquiring Fund

     Acquired Fund and Acquiring Fund each  represents and warrants to the other that:

     (a)  The  statement of assets and  liabilities  to be furnished by it as of
          4:00  p.m.  Eastern  Time on the  Closing  Date,  for the  purpose  of determining  the number of Acquiring  Fund Common  Shares to be issued pursuant to Section 1 of this Plan, will accurately reflect Net Assets in the case of  Acquired  Fund and the net asset  value in the case of
          Acquiring  Fund, and the  outstanding  Acquired Fund Common Shares and
          Acquiring  Fund  Common  Shares,  respectively,  as of such  date,  in conformity with generally accepted accounting  principles applied on a consistent basis.

     (b)  At the Closing,  it will have good and marketable  title to all of the securities  and other  assets  shown on the  statement  of assets  and liabilities  referred to in (a) above,  free and clear of all liens or encumbrances of any nature  whatsoever,  except such  imperfections of title or encumbrances  as do not materially  detract from the value or use of the assets subject thereto,  or materially affect title thereto
          (such  as  pledges  or  segregation   in  connection   with  portfolio
          transactions in the ordinary course of business).

     (c)  Except  as  has  been  previously   disclosed  in  the  Acquired  Fund
          Disclosure  Documents or in the Acquiring Fund  Disclosure  Documents,
          there  is  no  suit,  judicial  action,  or  legal  or  administrative proceeding  pending or threatened  against  Acquired Fund or Acquiring
          Fund, respectively.

     (d)  There are no known  actual or  proposed  deficiency  assessments  with respect to any taxes payable by it.

     (e)  The  execution,  delivery and  performance of this Plan have been duly authorized by all  necessary  action of the Acquired Fund Board or the
          Board of Directors of Acquiring  Fund (the  "Acquiring  Fund  Board"),
          respectively, and this Plan constitutes a valid and binding obligation of such party enforceable in accordance with its terms.

7.   Covenants of Acquired Fund and Acquiring Fund

     (a)  Acquired  Fund and  Acquiring  Fund  each  covenants  to  operate  its respective business as presently conducted between the date hereof and the Closing.

     (b)  Acquired  Fund  undertakes  that it will not  acquire  Acquiring  Fund
          Shares for the purpose of making distributions thereof to anyone other than the shareholders of Acquired Fund.

     (c)  Acquired Fund undertakes  that, if this Plan is  consummated,  it will dissolve its  corporate  existence,  file an  application  pursuant to
          Section 8(f) of the 1940 Act for an order declaring that it has ceased to be an investment company and take the necessary actions,  including making the necessary  filings,  to withdraw its shares from listing on those stock  exchanges on which the Acquired Fund Shares are listed as of the Closing Date.

     (d)  Acquired Fund and Acquiring Fund each agrees that, by the Closing, all of its federal and other tax returns and reports required by law to be filed on or before  such date shall have been  filed,  and all federal and other  taxes shown as due on said  returns  shall have either been paid or had  adequate  liability  reserves  created for the payment of such taxes.

     (e)  At the  Closing,  Acquired  Fund  shall  provide  Acquiring  Fund  the certified copy of the shareholder ledger accounts described in Section
          3 of this Plan.

     (f)  Acquiring  Fund  shall  file  with  the SEC the  Acquiring  Fund  N-14
          Registration Statement, and shall use its best efforts to provide that the Acquiring Fund N-14  Registration  Statement  becomes effective as promptly as is practicable.

     (g)  Acquired Fund agrees to mail to each of its respective shareholders of record  entitled to vote at the Meeting,  in sufficient time to comply
          with   requirements   as  to  notice   thereof,   a   combined   Proxy
          Statement/Prospectus  that complies in all material  respects with the applicable  provisions of Section 14(a) of the Securities Exchange Act of 1934,  as amended  (the "1934 Act") and  Section  20(a) of the 1940
          Act, and the rules and regulations thereunder.

     (h)  Acquiring Fund agrees to mail to each of its  respective  shareholders of record  entitled  to vote at the  Meeting,  in  sufficient  time to comply  with  requirements  as to notice  thereof,  a  combined  Proxy
          Statement/Prospectus  that complies in all material  respects with the applicable  provisions  of Section  14(a) of the 1934 Act and  Section
          20(a) of the 1940 Act, and the rules and regulations thereunder.

8.   Conditions Precedent to be Fulfilled by Acquired Fund and Acquiring Fund

     The consummation of this Plan shall be subject to the conditions  precedent that:

     (a)  (i) All the  representations  and  warranties of each party  contained herein  shall  be true and  correct  as of the  Closing  with the same effect as though  made as of and at such date;  (ii) each party  shall have performed all  obligations  required by this Plan to be performed by it prior to the Closing; and (iii) Acquired Fund and Acquiring Fund
          shall  have  delivered  to  the  other  a  certificate  signed  by its
          President,  a Vice President or an equivalent officer to the foregoing effect.

     (b)  Acquired Fund and Acquiring  Fund shall have  delivered to the other a copy of the resolutions approving the Plan adopted and approved by the appropriate action of the Acquired Fund Board or Acquiring Fund Board, as  appropriate,  certified by its  President,  a Vice President or an equivalent officer of Acquired Fund or Acquiring Fund, respectively.

     (c)  (i) The SEC shall not have  issued an  unfavorable  management  report under  Section  25(b) of the 1940 Act or  instituted  or threatened to institute any proceeding  seeking to enjoin  consummation  of the Plan under  Section  25(c)  of the  1940  Act;  and  (ii) no  other  legal, administrative  or other  proceeding  shall  have been  instituted  or threatened  that would  materially  affect the financial  condition of either party or would prohibit the transactions contemplated hereby.

     (d)  This Plan and the  Acquisition  contemplated  hereby  shall  have been adopted and approved by the appropriate  action of the shareholders of
          Acquired  Fund,  and the  Acquisition  shall have been approved by the appropriate action of the shareholders of Acquiring Fund, at an annual or  special  meeting  of the  respective  shareholders  thereof or any adjournment thereof.

     (e)  A distribution or distributions  shall have been declared for Acquired
          Fund  prior to the  Closing  Date  that,  together  with all  previous
          distributions,   shall  have  the  effect  of   distributing   to  its
          shareholders:  (i) all of its  ordinary  income and all of its capital gain net  income,  if any,  for the period  from the close of its last fiscal year to 4:00 p.m.  Eastern Time on the Closing  Date;  and (ii)
          any undistributed ordinary income and capital gain net income from any period to the extent not otherwise declared for distribution.  Capital gain net income has the meaning given such term by Section  1222(a) of the Code.

     (f)  There  shall be  delivered  to  Acquired  Fund and  Acquiring  Fund an opinion from Stradley Ronon Stevens & Young,  LLP, counsel to Acquired
          Fund and Acquiring Fund, to the effect that,  provided the Acquisition contemplated  hereby is carried out in  accordance  with this Plan and the laws of the State of Minnesota, and based upon certificates of the officers of Acquired Fund and Acquiring Fund with regard to matters of fact and upon special counsel to Acquired Fund and Acquiring Fund with regard to matters of Minnesota law:

          (1)  The acquisition by Acquiring Fund of substantially all the assets of the  Acquired  Fund as provided for herein in exchange for the respective  Acquiring Fund Shares followed by the distribution by
               Acquired Fund to its  shareholders  of such Acquiring Fund Shares in  complete  liquidation  of  Acquired  Fund will  qualify  as a reorganization  within the  meaning of Section  368(a)(1)  of the
               Code,  and Acquired Fund and Acquiring Fund will each be a "party to the  reorganization"  within the meaning of Section  368(b) of the Code;

          (2)  No gain or loss  will be  recognized  by  Acquired  Fund upon the transfer of substantially  all of its assets to Acquiring Fund in exchange  solely for voting  shares of Acquiring  Fund  (Sections
               361(a) and 357(a) of the Code);

          (3)  No gain or loss will be  recognized  by  Acquiring  Fund upon the receipt of  substantially  all of the assets of Acquired  Fund in exchange  solely for voting  shares of  Acquiring  Fund  (Section
               1032(a) of the Code);

          (4)  No gain or loss  will be  recognized  by  Acquired  Fund upon the distribution  of  Acquiring  Fund Shares to its  shareholders  in liquidation of Acquired Fund (in pursuance of this Plan) (Section
               361(c)(1) of the Code);

          (5)  The basis of the assets of Acquired  Fund  received by  Acquiring
               Fund  will be the same as the basis of such  assets  to  Acquired
               Fund  immediately  prior to  Acquisition  (Section  362(b) of the
               Code);

          (6)  The  holding  period of the assets of Acquired  Fund  received by
               Acquiring  Fund will include the period  during which such assets were held by Acquired Fund (Section 1223(2) of the Code);

          (7)  No  gain  or  loss  will be  recognized  to the  shareholders  of
               Acquired  Fund upon the exchange of their shares in Acquired Fund for voting shares of Acquiring Fund,  including fractional shares to which they may be entitled (Section 354(a) of the Code);

          (8)  The basis of Acquiring Fund Shares  received by the  shareholders of Acquired  Fund shall be the same as the basis of the  Acquired
               Fund Shares exchanged therefor (Section 358(a)(1) of the Code);

          (9)  The  holding  period of  Acquiring  Fund  Shares  received by the shareholders  of Acquired Fund  (including  fractional  shares to which they may be entitled)  will  include the holding  period of the  Acquired  Fund  Shares  surrendered  in  exchange  therefor, provided  that the  Acquired  Fund  Shares were held as a capital asset on the effective date of the exchange  (Section  1223(1) of the Code); and

          (10) Acquiring  Fund will  succeed to and take into  account as of the date of the transfer (as defined in Section  1.381(b)-1(b) of the regulations  issued  by the  United  States  Treasury  ("Treasury
               Regulations"))  the items of Acquired  Fund  described in Section
               381(c) of the Code,  subject to the  conditions  and  limitations specified in Sections  381,  382, 383 and 384 of the Code and the
               Treasury Regulations.

     (g)  There  shall be  delivered  to  Acquiring  Fund an opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to Acquired Fund, to the effect that,  subject in all respects to the effects of bankruptcy, insolvency, reorganization,  moratorium, fraudulent  conveyance  and  other  laws  now or  hereafter  affecting generally the enforcement of creditors' rights:

          (1)  The Acquired Fund is a corporation incorporated under the laws of the State of Minnesota, and is a validly existing corporation and in good standing under the laws of that state;

          (2)  The  authorized  capital of Acquired Fund consists of 201,000,000 shares  consisting of 200,000,000  shares of Acquired Fund Common
               Shares,  par  value  $0.01 per  share,  and  1,000,000  shares of preferred stock, par value $0.01, of which [400] shares have been designated as Municipal  Income Preferred  Shares.  Assuming that the initial  Acquired Fund Shares were issued in accordance  with the 1933 Act and the Acquired Fund Corporate Documents,  and that all other outstanding  Acquired Fund Shares were sold, issued and paid for in compliance in all material  respects with  applicable registration  requirements of the 1933 Act, each such outstanding
               Acquired  Fund Share is fully paid and  non-assessable  and, with respect to Acquired Fund Common Shares, freely transferable,  all in  accordance  with the  terms of the  Acquired  Fund  Corporate
               Documents;

          (3)  Acquired  Fund  is  a  closed-end   investment   company  of  the
               management type registered as such under the 1940 Act;

          (4)  Except as disclosed in the Acquired  Fund  Disclosure  Documents, such counsel does not know of any material suit,  action or legal or administrative  proceeding  pending or threatened  against the
               Acquired Fund, the unfavorable  outcome of which would materially and adversely affect Acquired Fund;

          (5)  All  corporate  actions  required to be taken by Acquired Fund to authorize  this Plan and to effect the  Acquisition  contemplated hereby have been duly  authorized by all necessary  action on the part of the Acquired Fund; and

          (6)  The  execution,  delivery or performance of this Plan by Acquired
               Fund  will  not  violate  any  provision  of  the  Acquired  Fund
               Corporate Documents,  or the provisions of any agreement or other instrument  known to such  counsel  to which  Acquired  Fund is a party or by which Acquired Fund is otherwise bound, and this Plan is the legal,  valid and binding  obligation of Acquired Fund and is  enforceable  against  Acquired  Fund in  accordance  with its terms.

          In giving the opinions  set forth above,  counsel may state that it is relying on  certificates  of the officers of Acquired Fund with regard to matters of fact,  certain  certifications and written statements of governmental  officials  with respect to the good standing of Acquired
          Fund, and the opinion of special counsel to Acquired Fund on questions of Minnesota law.

     (h)  There  shall be  delivered  to  Acquired  Fund an  opinion in form and substance satisfactory to it from Stradley Ronon Stevens & Young, LLP, counsel to Acquiring Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization,  moratorium, fraudulent  conveyance  and  other  laws  now or  hereafter  affecting generally the enforcement of creditors' rights:

          (1)  Acquiring  Fund is a corporation  incorporated  under the laws of the State of Minnesota, and is a validly existing corporation and in good standing under the laws of that State;

          (2)  The authorized  capital of Acquiring Fund consists of 201,000,000 shares consisting of 200,000,000  shares of Acquiring Fund Common
               Shares,  par  value  $0.01 per  share,  and  1,000,000  shares of preferred  stock, par value $0.01. The preferred stock is divided into four series:  Municipal Income Fund Preferred Shares, Series
               A,  of  which  there  are   currently   600  shares   issued  and
               outstanding; Municipal Income Fund Preferred Shares, Series B, of
               which  there are  currently  600 shares  issued and  outstanding;
               Municipal Income Preferred  Shares,  Series C, of which there are
               400 shares  authorized  and unissued;  and Municipal  Income Fund
               Preferred  Shares,  Series  D, of  which  there  are  300  shares authorized and unissued. Assuming that the initial shares of each class and series of Acquiring  Fund were issued in  accordance in all material  respects with the 1933 Act and the  Acquiring  Fund
               Corporate  Documents,  and that all other  outstanding  shares of
               Acquiring  Fund were sold,  issued and paid for in  accordance in
               all  material   respects  with  the  terms  of  Acquiring  Fund's
               prospectus  in  effect  at the  time of  such  sales,  each  such outstanding  share is fully  paid and  non-assessable  and,  with respect to Acquiring Fund Common Shares, freely transferable, all in  accordance  with the terms of the  Acquiring  Fund  Corporate
               Documents;

          (3)  Acquiring  Fund  is  a  closed-end   investment  company  of  the
               management type registered as such under the 1940 Act;

          (4)  Except as disclosed in the Acquiring Fund  Disclosure  Documents, such counsel does not know of any material suit,  action or legal
               or  administrative   proceeding  pending  or  threatened  against
               Acquiring Fund, the unfavorable outcome of which would materially and adversely affect Acquiring Fund;

          (5)  Acquiring Fund Shares to be issued  pursuant to the terms of this
               Plan have been duly  authorized and, when issued and delivered as provided in this Plan,  will have been  validly  issued and fully paid and will be non-assessable by Acquiring Fund;

          (6)  All corporate  actions  required to be taken by Acquiring Fund to authorize  this Plan and to effect the  Acquisition  contemplated hereby have been duly  authorized by all necessary  action on the part of Acquiring Fund;

          (7)  The execution,  delivery or performance of this Plan by Acquiring
               Fund  will  not  violate  any  provision  of the  Acquiring  Fund
               Corporate Documents,  or the provisions of any agreement or other instrument  known to such  counsel to which  Acquiring  Fund is a party or by which  Acquiring  Fund is otherwise  bound,  and this
               Plan is the legal, valid and binding obligation of Acquiring Fund and is enforceable  against Acquiring Fund in accordance with its terms; and

          (8)  The Acquiring Fund N-14 Registration  Statement has been declared or, by operation  of rule,  has become  effective  under the 1933
               Act, and, to the best  knowledge of such  counsel,  no stop order suspending the effectiveness of such  Registration  Statement has been  issued,  and no  proceedings  for such  purpose  have  been instituted  or are pending  before or threatened by the SEC under the 1933 Act,  and nothing has come to counsel's  attention  that causes it to believe that,  at the time the  Acquiring  Fund N-14
               Registration Statement became effective,  or at the Closing, such
               Registration  Statement (except for the financial  statements and other  financial and  statistical  data included  therein,  as to which counsel need not express an opinion),  contained any untrue statement of a material  fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not  misleading;  and such  counsel  knows of no legal or government  proceedings required to be described in the Acquiring
               Fund N-14 Registration  Statement, or of any contract or document of a character  required to be  described in the  Acquiring  Fund
               N-14 Registration Statement, that is not described as required.

          In giving the opinions  set forth above,  counsel may state that it is relying on  certificates of the officers of Acquiring Fund with regard to matters of fact, and certain  certifications and written statements of  governmental  officials  with  respect  to the  good  standing  of
          Acquiring  Fund,  and the opinion of special  counsel to the Acquiring
          Fund on questions of Minnesota law.

     (i)  Acquired Fund shall have received a certificate  from the President or a Vice  President  of Acquiring  Fund to the effect  that,  except for disclosure  provided  by or relating  to  Acquired  Fund,  to the best knowledge and belief of such officer,  the statements contained in the
          Acquiring Fund N-14 Registration  Statement, at the time the Acquiring
          Fund N-14 Registration Statement became effective,  at the date of the signing of this Plan,  and at the Closing,  did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the  statements  therein not misleading.

     (j)  The Acquiring Fund N-14 Registration  Statement to be delivered to the shareholders  of Acquiring  Fund and Acquired Fund in accordance  with this Plan shall have become  effective,  and no stop order  suspending the effectiveness of the Acquiring Fund N-14  Registration  Statement,
          or any amendment or supplement  thereto,  shall have been issued prior to  the  Closing  Date  or  shall  be in  effect  at  Closing,  and no proceedings  for the  issuance  of such an order  shall be  pending or threatened on that date.

     (k)  Acquiring Fund Shares to be delivered  hereunder shall be eligible for sale with each state  commission or agency with which such eligibility is required in order to permit  Acquiring  Fund Shares  lawfully to be delivered to each holder of the Acquired Fund Shares.

     (l)  At the  Closing,  there shall be  transferred  to  Acquiring  Fund the respective  aggregate Net Assets of Acquired Fund  comprising at least
          90% in fair  market  value of the total net assets and 70% of the fair market  value of the  total  gross  assets  recorded  on the  books of
          Acquired Fund on the Closing Date.

     (m)  There be delivered to Acquiring  Fund  information  concerning the tax basis of Acquired Fund in all securities transferred to Acquiring Fund together with shareholder  information including the names,  addresses and taxpayer  identification numbers of the respective shareholders of
          Acquired  Fund as of the  Closing  Date,  the number of shares held by each shareholder,  the dividend  reinvestment  elections applicable to each  shareholder,  and the backup  withholding and nonresident  alien withholding  certifications,  notices or records on file with Acquired
          Fund with respect to each shareholder.

     (n)  All  consents of other  parties,  and all other  consents,  orders and permits of federal,  state and local regulatory authorities (including those  of the  SEC  and of  state  Blue  Sky  securities  authorities, including any necessary "no-action" positions or exemptive orders from such federal and state  authorities),  required to permit consummation of the  Acquisition  contemplated  hereby  shall  have been  obtained, except where failure to obtain any such consent, order or permit would not  involve a risk of a  material  adverse  effect  on the  assets or properties of Acquired Fund or Acquiring Fund.

     (o)  Am Ex shall have approved the listing of the additional Acquiring Fund
          Common Shares to be issued to common  shareholders of Acquired Fund in connection with the Acquisition.

     (p)  The  preferences,  voting  powers,  restrictions,  limitations  as  to dividends,  qualifications  and terms and  conditions of redemption of the Acquiring Fund Preferred Shares as set forth in the Certificate of
          Designation  shall be identical  in all material  respects to those of the Acquired Fund Preferred Shares.

     (q)  Acquiring  Fund shall have  obtained  written  confirmation  from both
          Moody's Investors Service,  Inc.  ("Moody's") and Standard & Poor's, a
          division  of  The  McGraw  Hill  Companies,  Inc.  ("S&P"),  that  (i)
          consummation  of the  transactions  contemplated by this Plan will not impair the ratings  assigned by such rating  agencies to the  existing
          Municipal Income Preferred Shares, Series A and Series B, of Acquiring
          Fund,  and (ii) the  Acquiring  Fund  Preferred  Shares  to be  issued pursuant to Section 1 of this Agreement will be rated "aaa" by Moody's and "AAA" by S&P.

9.   Fees and Expenses

     (a)  Acquired Fund and Acquiring  Fund each  represents and warrants to the other  that  there are no broker or  finders'  fees  payable  by it in connection with the transactions provided for herein.

     (b)  The expenses of entering into and carrying out the  provisions of this
          Plan shall be borne 25% by Acquiring  Fund,  25% by Acquired Fund, 25%
          by Voyageur  Minnesota  Municipal  Income Fund [III],  Inc. and 25% by
          DMC.

10.  Termination; Postponement; Waiver; Order

     (a)  Anything contained in this Plan to the contrary notwithstanding,  this
          Plan  may be  terminated  and the  Acquisition  abandoned  at any time
          (whether  before or after  approval  thereof  by the  shareholders  of
          Acquiring Fund or Acquired Fund) prior to the Closing,  or the Closing may be postponed as follows:

          (1)  by mutual consent of Acquired Fund and Acquiring Fund;

          (2)  by Acquiring Fund if any condition of its  obligations  set forth in Section 8 has not been fulfilled or waived; or

          (3)  by Acquired Fund if any condition of its obligations set forth in
               Section 8 has not been fulfilled or waived.

          An election by Acquired Fund or Acquiring  Fund to terminate this Plan and to abandon the Acquisition shall be exercised by the Acquired Fund
          Board or the Acquiring Fund Board, respectively.

     (b)  If  the   transactions   contemplated  by  this  Plan  have  not  been
          consummated  by  December  31,  2006,  this Plan  shall  automatically terminate  on that date,  unless a later date is agreed to by both the
          Acquired Fund Board and the Acquiring Fund Board.

     (c)  In the event of  termination  of this Plan pursuant to the  provisions hereof,  this Plan shall become void and have no further  effect,  and neither  Acquired  Fund  nor  Acquiring  Fund,  nor  their  directors, officers or agents or the  shareholders  of Acquired Fund or Acquiring
          Fund shall have any liability in respect of this Plan.

     (d)  At any time prior to the Closing,  any of the terms or  conditions  of this Plan may be waived by the party who is  entitled  to the  benefit thereof by action  taken by the  Acquiring  Fund Board or the Acquired
          Fund  Board,  as the case may be, if, in the  judgment  of such Board, such action or waiver will not have a material  adverse  effect on the benefits  intended under this Plan to its  shareholders,  on behalf of whom such action is taken.

     (e)  The respective  representations and warranties contained in Sections 4
          through  6  hereof  shall  expire  with  and  be   terminated  by  the
          Acquisition,  and neither Acquired Fund nor Acquiring Fund, nor any of their  officers,  directors,  agents or  shareholders  shall  have any liability with respect to such representations or warranties after the
          Closing. This provision shall not protect any officer, director, agent or  shareholder  of  Acquired  Fund  or  Acquiring  Fund  against  any liability  to the entity for which that  officer,  director,  agent or shareholder  so acts or to its  shareholders  to which  that  officer, director, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

     (f)  If any order or orders of the SEC with  respect  to this Plan shall be issued prior to the Closing and shall  impose any terms or  conditions that are  determined  by action  of the  Acquired  Fund  Board and the
          Acquiring Fund Board to be acceptable, such terms and conditions shall be binding as if a part of this Plan without  further vote or approval of the  shareholders  of Acquiring Fund or Acquired Fund,  unless such terms  and  conditions  shall  result  in a change  in the  method  of computing the number of Acquiring Fund Shares to be issued to Acquired
          Fund, in which event, unless such terms and conditions shall have been
          included  in  the  proxy   solicitation   material  furnished  to  the
          shareholders of Acquiring Fund and Acquired Fund prior to the Meeting, this  Plan  shall  not  be  consummated  and  shall  terminate  unless
          Acquiring  Fund and Acquired  Fund shall each  promptly call a special meeting of its  shareholders at which such conditions so imposed shall be submitted for approval.

11.  Entire Agreement and Amendments

     This Plan embodies the entire  agreement  between the parties and there are no  agreements,  understandings,  restrictions  or  warranties  relating  to the transactions  contemplated  by this Plan other  than  those set forth  herein or herein  provided  for.  This Plan may be amended  only by mutual  consent of the parties in writing.  Neither this Plan nor any  interest  herein may be assigned without the prior written consent of the other parties.

12.  Counterparts

     This Plan may be  executed  in any  number of  counterparts,  each of which shall be deemed to be an  original,  but all such  counterparts  together  shall constitute but one instrument.

13.  Notices

     Any notice, report or demand required or permitted by any provision of this
Plan shall be in writing and shall be deemed to have been given to each party to this Plan if delivered or mailed,  first class postage prepaid, to the following addresses:

----------------------------------- ---------------------------------
If to Acquired Fund                 If to Acquiring Fund:

Delaware Investments Minnesota      Delaware Investments Minnesota
Municipal Income Fund [III], Inc.   Municipal Income Fund II, Inc.
One Commerce Square                 One Commerce Square
Philadelphia, PA 19103              Philadelphia, PA 19103
Attn: Secretary                     Attn: Secretary
----------------------------------- ---------------------------------
If to DMC:

Delaware Management Company
One Commerce Square
Philadelphia, PA 19103
Attn: Secretary
----------------------------------- ---------------------------------

14.  Governing Law

     This Plan shall be governed by and carried out in accordance  with the laws of the State of Minnesota.

           [The remainder of this page was intentionally left blank.]

     IN WITNESS WHEREOF,  Acquired Fund, Acquiring Fund and DMC have each caused this Plan to be executed on its behalf by its duly authorized  officers,  all as of the date and year first-above written.

                                     DELAWARE INVESTMENTS MINNESOTA MUNICIPAL
                                     INCOME FUND [III], INC.

Attest:    _______________________   By:     __________________________
           Name:                             Name:
           Title:                            Title:

                                     DELAWARE INVESTMENTS MINNESOTA MUNICIPAL
                                     INCOME FUND II, INC.

Attest:    ________________________  By:     _____________________________
           Name:                             Name:
           Title:                            Title:

                                     DELAWARE MANAGEMENT COMPANY, a series of
                                     Delaware Management Business Trust

Attest:    ________________________  By:     ________________________________
           Name:                             Name:
           Title:                            Title:

                         EXHIBIT B: MINNESOTA STATUTES

302A.471 Rights of dissenting shareholders.

Subdivision  1. Actions  creating  rights.  A shareholder  of a corporation  may dissent from, and obtain payment for the fair value of the shareholder's  shares in the event of, any of the following corporate actions:

     (a) unless otherwise provided in the articles, an amendment of the articles that materially and adversely affects the rights or preferences of the shares of the dissenting shareholder in that it:

     (1) alters or abolishes a preferential right of the shares;

     (2) creates,  alters,  or abolishes a right in respect of the redemption of the shares,  including a provision  respecting a sinking fund for the redemption or repurchase of the shares;

     (3) alters or abolishes a  preemptive  right of the holder of the shares to acquire shares,  securities  other than shares,  or rights to purchase shares or securities other than shares;

     (4) excludes or limits the right of a shareholder  to vote on a matter,  or to cumulate  votes,  except as the right may be excluded or limited  through the authorization  or issuance of  securities  of an existing or new class or series with  similar or  different  voting  rights;  except  that an  amendment  to the articles of an issuing public  corporation  that provides that section  302A.671 does not apply to a control share acquisition does not give rise to the right to obtain payment under this section; or

     (5) eliminates the right to obtain payment under this subdivision;

     (b) a sale, lease, transfer, or other disposition of property and assets of the  corporation  that requires  shareholder  approval  under section  302A.661, subdivision  2, but not  including a  disposition  in  dissolution  described in section  302A.725,  subdivision  2, or a  disposition  pursuant to an order of a court, or a disposition  for cash on terms  requiring that all or  substantially all of the net proceeds of disposition be  distributed  to the  shareholders  in accordance  with their  respective  interests  within one year after the date of disposition;

     (c) a plan of merger,  whether under this chapter or under chapter 322B, to which the  corporation  is a  constituent  organization,  except as  provided in subdivision 3, and except for a plan of merger adopted under section 302A.626;

     (d) a plan of exchange,  whether  under this chapter or under chapter 322B, to which the  corporation  is a party as the  corporation  whose  shares will be acquired by the acquiring corporation, except as provided in subdivision 3;

     (e) a plan of conversion adopted by the corporation; or

     (f) any other  corporate  action taken pursuant to a shareholder  vote with respect to which the articles, the bylaws, or a resolution approved by the board directs that dissenting shareholders may obtain payment for their shares.

     Subd. 2. Beneficial  owners. (a) A shareholder shall not assert dissenters'
rights  as to  less  than  all of the  shares  registered  in  the  name  of the shareholder, unless the shareholder dissents with respect to all the shares that are  beneficially  owned by  another  person but  registered  in the name of the shareholder and discloses the name and address of each beneficial owner on whose behalf the  shareholder  dissents.  In that event,  the rights of the  dissenter shall be determined as if the shares as to which the  shareholder  has dissented and the other shares were registered in the names of different shareholders.

     (b) A  beneficial  owner of shares  who is not the  shareholder  may assert dissenters'  rights  with  respect  to shares  held on behalf of the  beneficial owner, and shall be treated as a dissenting  shareholder under the terms of this section and section 302A.473, if the beneficial owner submits to the corporation at the time of or before the  assertion  of the rights a written  consent of the shareholder.

     Subd.  3. Rights not to apply.  (a) Unless the articles,  the bylaws,  or a resolution approved by the board otherwise provide,  the right to obtain payment under  this  section  does  not  apply  to a  shareholder  of (1) the  surviving corporation in a merger with respect to shares of the  shareholder  that are not entitled  to be voted on the merger and are not  canceled  or  exchanged  in the merger or (2) the  corporation  whose  shares will be acquired by the  acquiring corporation in a plan of exchange with respect to shares of the shareholder that are not  entitled to be voted on the plan of exchange  and are not  exchanged in the plan of exchange.

     (b) If a date is fixed  according to section  302A.445,  subdivision 1, for the  determination of shareholders  entitled to receive notice of and to vote on an action  described in subdivision 1, only  shareholders  as of the date fixed, and  beneficial  owners as of the date fixed who hold through  shareholders,  as provided in subdivision 2, may exercise dissenters' rights.

     (c)  Notwithstanding  subdivision 1, the right to obtain payment under this section,  other than in connection  with a plan of merger  adopted under section
302A.621, is limited in accordance with the following provisions:

     (1) The right to obtain payment under this section is not available for the holders  of shares  of any  class or series of shares  that is listed on the New
York Stock  Exchange or the American  Stock Exchange or designated as a national market  system  security  on an  interdealer  quotation  system by the  National
Association of Securities Dealers, Inc.

     (2) The applicability of clause (1) is determined as of:

     (i) the record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action described in subdivision 1; or

     (ii) the day before the  effective  date of corporate  action  described in subdivision 1 if there is no meeting of shareholders.

     (3) Clause (1) is not  applicable,  and the right to obtain  payment  under this  section is  available  pursuant to  subdivision  1, for the holders of any class or series of shares who are required by the terms of the corporate  action described in subdivision 1 to accept for such shares anything other than shares, or cash in lieu of  fractional  shares,  of any class or any series of shares of the corporation,  or any other  proprietary  interest of any other entity,  that satisfies the standards set forth in clause (1) at the time the corporate action becomes effective.

     Subd. 4. Other rights.  The  shareholders of a corporation who have a right under this section to obtain payment for their shares do not have a right at law or in equity to have a corporate  action described in subdivision 1 set aside or rescinded,  except when the corporate  action is  fraudulent  with regard to the complaining shareholder or the corporation.

302A.473 Procedures for asserting dissenters' rights.

     Subdivision  1.  Definitions.  (a) For purposes of this section,  the terms defined in this subdivision have the meanings given them.

     (b) "Corporation" means the issuer of the shares held by a dissenter before the  corporate  action  referred to in section  302A.471,  subdivision  1 or the successor by merger of that issuer.

     (c)  "Fair  value  of the  shares"  means  the  value  of the  shares  of a corporation  immediately  before  the  effective  date of the  corporate  action referred to in section 302A.471, subdivision 1.

     (d) "Interest" means interest commencing five days after the effective date of the corporate  action referred to in section  302A.471,  subdivision 1, up to and  including  the date of payment,  calculated at the rate provided in section
549.09 for interest on verdicts and judgments.

     Subd. 2. Notice of action. If a corporation calls a shareholder  meeting at which any action  described in section  302A.471,  subdivision  1 is to be voted upon,  the notice of the meeting shall inform each  shareholder  of the right to dissent  and shall  include a copy of section  302A.471  and this  section and a brief description of the procedure to be followed under these sections.

     Subd. 3. Notice of dissent.  If the proposed action must be approved by the shareholders and the corporation holds a shareholder  meeting, a shareholder who is  entitled  to dissent  under  section  302A.471  and who  wishes to  exercise dissenters'  rights  must  file  with  the  corporation  before  the vote on the proposed  action a written  notice of  intent  to demand  the fair  value of the shares  owned by the  shareholder  and must not vote the  shares in favor of the proposed action.

     Subd.  4. Notice of  procedure;  deposit of shares.  (a) After the proposed action has been approved by the board and, if necessary,  the shareholders,  the
corporation   shall  send  to  (i)  all  shareholders  who  have  complied  with subdivision  3, (ii) all  shareholders  who did not sign or consent to a written action that gave effect to the action creating the right to obtain payment under section  302A.471,  and  (iii)  all  shareholders  entitled  to  dissent  if  no shareholder vote was required, a notice that contains:

     (1)  the  address  to  which a  demand  for  payment  and  certificates  of certificated  shares  must be sent in order to  obtain  payment  and the date by which they must be received;

     (2) any restrictions on transfer of  uncertificated  shares that will apply after the demand for payment is received;

     (3) a form to be used to certify the date on which the shareholder,  or the beneficial owner on whose behalf the shareholder  dissents,  acquired the shares or an interest in them and to demand payment; and

     (4) a copy of section 302A.471 and this section and a brief  description of the procedures to be followed under these sections.

     (b) In order  to  receive  the  fair  value  of the  shares,  a  dissenting shareholder must demand payment and deposit  certificated  shares or comply with any restrictions on transfer of  uncertificated  shares within 30 days after the notice required by paragraph (a) was given, but the dissenter  retains all other rights of a shareholder until the proposed action takes effect.

     Subd. 5. Payment;  return of shares.  (a) After the corporate  action takes effect, or after the corporation receives a valid demand for payment,  whichever is later,  the corporation  shall remit to each  dissenting  shareholder who has complied with  subdivisions 3 and 4 the amount the  corporation  estimates to be the fair value of the shares, plus interest, accompanied by:

     (1) the  corporation's  closing balance sheet and statement of income for a fiscal  year  ending not more than 16 months  before the  effective  date of the
corporate   action,   together  with  the  latest  available  interim  financial statements;

     (2) an  estimate by the  corporation  of the fair value of the shares and a brief description of the method used to reach the estimate; and

     (3) a copy of section 302A.471 and this section, and a brief description of the procedure to be followed in demanding supplemental payment.

     (b) The corporation may withhold the remittance  described in paragraph (a)
from a person who was not a shareholder  on the date the action  dissented  from was first announced to the public or who is dissenting on behalf of a person who was not a beneficial  owner on that date.  If the  dissenter  has complied  with subdivisions  3 and 4,  the  corporation  shall  forward  to the  dissenter  the materials  described in paragraph (a), a statement of the reason for withholding the  remittance,  and an offer to pay to the  dissenter the amount listed in the materials if the  dissenter  agrees to accept that amount in full  satisfaction.
The dissenter  may decline the offer and demand  payment  under  subdivision  6.
Failure to do so  entitles  the  dissenter  only to the amount  offered.  If the dissenter makes demand, subdivisions 7 and 8 apply.

     (c) If the corporation fails to remit payment within 60 days of the deposit of  certificates or the imposition of transfer  restrictions  on  uncertificated shares,  it shall  return all  deposited  certificates  and cancel all  transfer restrictions. However, the corporation may again give notice under subdivision 4 and require deposit or restrict transfer at a later time.

     Subd. 6. Supplemental  payment;  demand.  If a dissenter  believes that the amount  remitted  under  subdivision 5 is less than the fair value of the shares plus interest,  the dissenter may give written notice to the  corporation of the dissenter's own estimate of the fair value of the shares, plus interest,  within
30 days after the  corporation  mails the  remittance  under  subdivision 5, and demand payment of the difference. Otherwise, a dissenter is entitled only to the amount remitted by the corporation.

     Subd. 7.  Petition;  determination.  If the  corporation  receives a demand under subdivision 6, it shall, within 60 days after receiving the demand, either pay to the  dissenter the amount  demanded or agreed to by the  dissenter  after discussion with the corporation or file in court a petition  requesting that the court determine the fair value of the shares, plus interest.  The petition shall be filed in the  county in which the  registered  office of the  corporation  is located,  except that a surviving  foreign  corporation  that  receives a demand relating  to the shares of a  constituent  domestic  corporation  shall file the petition in the county in this state in which the last registered  office of the constituent  corporation  was located.  The  petition  shall name as parties all dissenters  who  have  demanded  payment  under  subdivision  6 and who have not reached agreement with the corporation.  The corporation shall, after filing the petition,  serve all parties with a summons and copy of the  petition  under the
Rules of Civil Procedure. Nonresidents of this state may be served by registered or  certified  mail or by  publication  as provided by law.  Except as otherwise
provided,   the  Rules  of  Civil  Procedure  apply  to  this  proceeding.   The
jurisdiction  of the court is  plenary  and  exclusive.  The  court may  appoint appraisers,  with  powers and  authorities  the court deems  proper,  to receive evidence on and recommend the amount of the fair value of the shares.  The court shall  determine  whether the shareholder or shareholders in question have fully complied with the  requirements  of this section,  and shall  determine the fair value of the  shares,  taking  into  account any and all factors the court finds relevant,  computed by any method or combination  of methods that the court,  in its discretion,  sees fit to use, whether or not used by the corporation or by a dissenter. The fair value of the shares as determined by the court is binding on all shareholders,  wherever located. A dissenter is entitled to judgment in cash for the amount by which the fair value of the shares as determined by the court, plus interest,  exceeds the amount,  if any,  remitted under  subdivision 5, but shall not be liable to the  corporation  for the  amount,  if any,  by which the amount,  if any,  remitted to the dissenter under subdivision 5 exceeds the fair value of the shares as determined by the court, plus interest.

     Subd. 8. Costs; fees; expenses. (a) The court shall determine the costs and expenses of a proceeding under subdivision 7, including the reasonable  expenses and  compensation  of any  appraisers  appointed by the court,  and shall assess those  costs and  expenses  against the  corporation,  except that the court may assess part or all of those costs and expenses  against a dissenter whose action in demanding payment under subdivision 6 is found to be arbitrary, vexatious, or not in good faith.

     (b)  If  the  court  finds  that  the  corporation  has  failed  to  comply substantially  with this section,  the court may assess all fees and expenses of any experts or attorneys as the court deems  equitable.  These fees and expenses may also be assessed against a person who has acted arbitrarily, vexatiously, or not in good  faith in  bringing  the  proceeding,  and may be awarded to a party injured by those actions.

     (c) The  court  may  award,  in its  discretion,  fees and  expenses  to an attorney for the dissenters out of the amount awarded to the dissenters, if any.

  EXHIBIT C : STATEMENT OF RIGHTS AND PREFERENCES OF SERIES C PREFERRED SHARES

          DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.

          Statement Establishing and Fixing the Rights and Preferences
                 Of Municipal Income Preferred Shares, Series C

     Delaware Investments  Minnesota Municipal Income Fund II, Inc., a Minnesota
corporation  (the  "Corporation"),  certifies  to  the  Secretary  of  State  of
Minnesota that:

     FIRST:  Pursuant to authority expressly vested in the Board of Directors of the  Corporation  by  Article 5 of its  Articles  of  Incorporation  (which,  as hereafter  restated  or  amended  from  time to time  are,  together  with  this
Statement,  herein  called  the  "Articles"),  the Board of  Directors  has,  by resolution adopted at a meeting held on August 17, 2005, authorized the issuance of one series of 400 shares of its authorized  preferred  stock,  par value $.01 per share,  liquidation  preference  $50,000  per share,  designated  "Municipal
Income  Preferred  Shares,  Series C" (such series of Municipal Income Preferred
Shares,  Series C is  referred  to in this  Statement  as  "Series  C  Preferred
Shares").

     SECOND:  The preferences,  voting powers,  restrictions,  limitations as to dividends,  qualifications, and terms and conditions of redemption of the Series
C Preferred Shares of each such series are as follows:

                                   DESIGNATION

     A series of 400  shares of  preferred  stock,  par  value  $.01 per  share, liquidation preference $50,000 per share, is hereby designated "Municipal Income
Preferred   Shares,   Series  C"  (each,  a  "Series  C  Preferred  Share"  and, collectively,  the "Series C Preferred  Shares").  Each Series C Preferred Share
shall:  (i)  be  issued  upon  on  the  closing  of  the   reorganization   (the
"Reorganization") of Delaware Investments  Minnesota Municipal Income Fund, Inc.
("VMN") into the  Corporation  pursuant to the Agreement and Plan of Acquisition dated _________,  2005 (the  "Agreement") by and among the Corporation,  VMN and
Delaware  Management  Company, a series of Delaware  Management  Business Trust;
(ii) have a dividend rate for its Initial Dividend Period equal to such dividend rate applicable to the Municipal  Income  Preferred Shares of VMN, as determined on the closing date of the Reorganization; (iii) have an Initial Dividend Period ending _________,  2006; and (iv) have such other  preferences,  limitations and relative  voting rights,  in addition to those required by applicable law or set forth in the Articles  applicable to preferred stock of the Corporation,  as are set forth in Part I and Part II of this Statement. The Series C Preferred Shares shall  constitute a separate series of preferred stock of the  Corporation,  and each Series C Preferred Share shall be identical except as provided in Section 4 of Part I of this Statement.

     No holder of Series C Preferred  Shares  shall,  as such  holder,  have any right to acquire,  purchase  or  subscribe  for any Series C  Preferred  Shares, shares of Common Stock,  $.01 par value, of the Corporation or other  securities of the  Corporation  which it may  hereafter  issue or sell  (whether out of the number of shares  authorized by the Articles,  out of any shares acquired by the
Corporation after the issuance thereof, or otherwise).

                                     PART I

1.   Definitions

     "AA Composite  Commercial Paper Rate," on any date of determination,  means
(a) the Interest  Equivalent of the rate on commercial paper placed on behalf of issuers  whose  corporate  bonds  are  rated AA by S&P or Aa by  Moody's  or the equivalent of such rating by another  nationally  recognized  statistical rating organization, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately  preceding such date,  or (b) in the event that the Federal  Reserve  Bank of New York does not make  available  such a rate,  then the  arithmetic  average of the Interest
Equivalent of the rate on commercial paper placed on behalf of such issuers,  as quoted on a discount basis or otherwise by the  Commercial  Paper Dealers to the
Remarketing  Agent for the close of business  on the  Business  Day  immediately preceding  such date.  If one of the  Commercial  Paper Dealers does not quote a rate  required to  determine  the AA  Composite  Commercial  Paper Rate,  the AA
Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute  Commercial Paper Dealer or Substitute
Commercial  Paper Dealers  selected by the  Corporation  to provide such rate or rates not being  supplied  by the  Commercial  Paper  Dealer.  If the  number of
Dividend  Period  Days shall be (a) fewer  than 49 days,  such rate shall be the
Interest  Equivalent of the 30-day rate on such commercial paper; (b) 49 or more days but fewer than 70 days,  such rate shall be the Interest  Equivalent of the
60-day  rate on such  commercial  paper;  (c) 70 or more days but fewer  than 85 days,  such rate shall be the arithmetic  average of the Interest  Equivalent of the 60-day and 90-day rates on such  commercial  paper;  and (d) 85 or more days but fewer than 91 days, such rate shall be the Interest Equivalent of the 90-day rate on such commercial paper.

     "Additional  Dividend"  means  payment  to a Holder of  Series C  Preferred
Shares of an amount which,  when taken  together  with the  aggregate  amount of
Retroactive  Taxable Allocations made to such Holder with respect to the taxable year in question,  would cause such Holder's dividends in dollars (after federal and  Minnesota  personal  income tax  consequences,  as defined  below) from the aggregate  of both  the  Retroactive  Taxable  Allocations  and  the  Additional
Dividend to be equal to the dollar amount of the dividends which would have been received  by such  Holder if the  amount of the  aggregate  Retroactive  Taxable
Allocations  would have been  excludable  from the gross  income of such Holder.
Such  Additional  Dividend shall be calculated (a) without  consideration  being given to the time  value of  money,  (b)  assuming  that no  Holder  of Series C
Preferred Shares is subject to the federal or Minnesota  alternative minimum tax with respect to dividends  received from the Corporation,  and (c) assuming that each Retroactive Taxable Allocation would be taxable in the hands of each Holder of Series C Preferred Shares at (i) in the case of that portion of an allocation attributable to capital gains, the maximum marginal combined regular federal and
Minnesota   income  tax  rate  (taking  into  account  the  federal  income  tax deductibility  of state taxes paid or incurred) on net capital gains  applicable to  individuals or  corporations  in effect during the taxable year in question, whichever  is  greater,  or (ii) in the case of that  portion  of an  allocation attributable to ordinary income,  the maximum marginal  combined regular federal and  Minnesota  income tax rate  (taking  into  account the  federal  income tax deductibility of state taxes paid or incurred) on ordinary income  applicable to individuals  or  corporations  in effect  during the taxable  year in  question, whichever is greater.

     "Administrator"  means [Mitchell Hutchins Asset Management Inc., a Delaware corporation,]  [confirm  name] and any  additional  or  successor  companies  or entities  which have entered into an agreement  with the  Corporation to provide administrative services to the Corporation.

     "Adviser" means Delaware  Management  Company ("DMC"), a series of Delaware
Management  Business Trust, a statutory trust formed under the laws of the State of  Delaware,  with its  principal  place of  business at One  Commerce  Square,
Philadelphia, PA 19103.

     "Agent Member" means a designated member of the Securities  Depository that will maintain  records for a beneficial  owner of one or more Series C Preferred
Shares that has identified such Agent Member in its Master Purchasers Letter and
that  will  be  authorized  and  instructed  to  disclose   information  to  the
Remarketing Agent and/or the Paying Agent with respect to such beneficial owner.

     "Agreement"  means the Agreement and Plan of Acquisition  dated __________,
2005 by and among VMN, the Corporation and the Adviser.

     "Anticipation  Notes" means the  following  obligations:  tax  anticipation notes, revenue anticipation notes, and tax and revenue anticipation notes.

     "Applicable  Dividend  Rate" means,  with  respect to the Initial  Dividend
Period,  the initial  dividend rate per annum described in the  "Designation" of this Statement and, with respect to any subsequent Dividend Period, the dividend rate per  annum  that (a)  except  for a  Dividend  Period  commencing  during a
Non-Payment  Period,  will be equal to the lower of the rate per annum  that the
Remarketing  Agent advises results on the  Remarketing  Date preceding the first day of such Dividend Period from  implementation  of the remarketing  procedures described  herein  in Part II and the  Maximum  Dividend  Rate,  or (b) for each
Dividend Period  commencing  during a Non-Payment  Period,  will be equal to the
Non-Payment Period Rate.

     "Applicable  Percentage"  means,  with respect to any Dividend Period of 90 days or less,  the percentage of the Reference  Rate on each  Remarketing  Date, which  will be  determined  with  reference  to the lower of the  credit  rating assigned on such date to the Series C  Preferred  Shares by Moody's and S&P (or,
if Moody's or S&P, or both, shall not make such rating available, the equivalent of  either  or  both  of such  ratings  by a  Substitute  Rating  Agency  or two
Substitute  Rating  Agencies or, in the event that only one such rating shall be available, such rating), as follows:

                 Credit Ratings          Applicable Percentage of Reference Rate
     Moody's               S&P
 aa3 or higher        AA- or higher                  110%
 a3 to a1             A- to A+                       125%
 baa3 to baa1         BBB- to BBB+                   150%
 ba3 to ba1           BB- to BB+                     200%
 below ba3            below BB-                      250%

; provided,  however,  that in the event the Corporation has notified the Paying
Agent and the  Remarketing  Agent of its intent to allocate  income  taxable for federal  income tax  purposes  to the  Series C  Preferred  Shares  prior to the
Remarketing  establishing  the  Applicable  Dividend  Rate for such shares,  the applicable  percentage in the foregoing table shall be divided by the quantity 1 minus (a) in the case of capital gains dividends,  the maximum marginal combined regular  federal and Minnesota  income tax rate (taking into account the federal income tax  deductibility  of state  taxes paid or  incurred)  on capital  gains applicable to individuals or corporations,  whichever is greater,  or (b) in the case of ordinary income dividends, the maximum marginal combined regular federal and  Minnesota  income tax rate  (taking  into  account the  federal  income tax deductibility of state taxes paid or incurred) on ordinary income  applicable to individuals or corporations, whichever is greater. If the ratings for the Series
C  Preferred  Shares  are  split  between  two of the  foregoing  credit  rating categories, the lower rating will determine the prevailing rating.

     "Articles"  means  the  Articles  of  Incorporation,  as  amended,  of  the
Corporation, including this Statement.

     "Beneficial  Owner"  means a person who has signed,  or on whose  behalf an
Agent  Member  has  signed,  a Master  Purchaser's  letter  and is listed as the beneficial  owner of one or more Series C Preferred Shares on the records of the
Paying Agent or, with respect to any Series C Preferred Shares not registered in the  name of the  Securities  Depository  on the  share  transfer  books  of the
Corporation, the person in whose name such share is so registered.

     "Board  of  Directors"  or  "Board"  means the  Board of  Directors  of the
Corporation.

     "Business  Day" means a day on which the New York Stock  Exchange,  Inc. is open for trading  and which is neither a  Saturday,  Sunday nor any other day on which banks in the City of New York are authorized or obligated by law to close.

     "Closing Transaction" means the termination of a futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial  Paper Dealers" means Citigroup  Global Markets,  Inc. and such other  dealers as the  Corporation  may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.

     "Commission" means the Securities and Exchange Commission.

     "Common  Stock" means the common shares,  par value $.01 per share,  of the
Corporation.

     "Date of  Original  Issue"  means,  with  respect to any Series C Preferred
Share, the date on which the Corporation originally issued such share.

     "Deposit  Securities"  has the meaning set forth in Part I, Section 7(c) of this Statement.

     "Directors" shall mean members of the Board of Directors.

     "Discount  Factor"  means a  Moody's  Discount  Factor  or an S&P  Discount
Factor, as the case may be.

     "Discounted  Value" of any asset of the Corporation  means the market value thereof,  as  determined  by the  Corporation  in  accordance  with the  Pricing
Service,  discounted by the applicable  Moody's  Discount Factor or S&P Discount
Factor,  as the case may be, in  connection  with the  Corporation's  receipt of ratings on the Series C Preferred  Shares from  Moody's and S&P,  provided  that with respect to a Moody's Eligible Asset,  Discounted Value shall not exceed the par value of such asset at any time.

     "Dividend  Coverage  Amount" has the  meaning set forth in Part I,  Section
7(c) of this Statement.

     "Dividend  Coverage  Assets" has the  meaning set forth in Part I,  Section
7(c) of this Statement.

     "Dividend  Payment Date" has the meaning  described in Part I, Section 3(e)
of this Statement.

     "Dividend  Period" means a Seven-day  Dividend  Period,  a 28-day  Dividend
Period or a Special Dividend Period.

     "DTC" means The Depository Trust Company,  which will register the Series C
Preferred Shares in the name of its nominee, Cede & Co.

     "Eligible  Assets" means Moody's Eligible Assets or S&P Eligible Assets, as the case may be.

     "Holder" of Series C Preferred Shares means,  unless the context  otherwise requires,  a person  who has  signed,  or on whose  behalf an Agent  Member  has signed, a Master  Purchaser's  Letter and is listed in the records of the Paying
Agent as the beneficial owner of one or more Series C Preferred Shares.

     "Initial  Dividend Period" means the period commencing on and including the
Date of Original Issue thereof and ending on _________, 2006.

     "Initial  Margin" means the amount of cash or securities  deposited  with a futures  commission  merchant  as a  good  faith  deposit  at  the  time  of the initiation of a purchase or sale position with respect to a futures  contract or a sale position with respect to an option position thereon.

     "Interest  Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

     "IRS" means the Internal Revenue Service.

     "Mandatory  Redemption  Price" means  $50,000 per Series C Preferred  Share plus an amount equal to accumulated but unpaid dividends  thereon to the date of redemption (whether or not earned or declared).

     "Marginal Tax Rate" means the maximum marginal  regular federal  individual income tax rate  applicable to ordinary income or the maximum  marginal  regular federal corporate income tax rate, whichever is greater.

     "Market  Value" of any asset of the  Corporation  means  the  market  value thereof  determined  by the  Pricing  Service.  Market  Value of any asset shall include any interest  accrued  thereon.  The Pricing  Service  values  portfolio securities  at the mean  between  the  quoted  bid and asked  price or the yield
equivalent  when  quotations  are  readily   available.   Securities  for  which
quotations  are not readily  available are valued at fair value as determined by the Pricing  Service using methods  which  include  consideration  of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions.
The Pricing Service may employ  electronic data processing  techniques  and/or a matrix system to determine valuations. In the event the Pricing Service fails to provide a valuation for a portfolio security or, in the judgment of the Adviser, provides a valuation  which is incorrect,  Market Value of such  security  shall mean the lower of two independent bid price quotations  received from members of the National  Association of Securities Dealers,  Inc. who make a market in such security, one of which shall be in writing.

     "Master  Purchaser's  Letter" means a letter  addressed to the Corporation, the  Remarketing  Agent,  an Agent Member and other persons in which a potential
Holder,  or such Holder's Agent Member on such Holder's  behalf,  agrees,  among other  things,  to  follow  the  procedures  set forth in the  Prospectus  dated
_____________ relating to the offering of the Series C Preferred Shares, as such
Prospectus may be amended or supplemented from time to time, and the Remarketing
Procedures as set forth in Part II of this Statement.

     "Maximum  Dividend  Rate"  means a  maximum  dividend  rate  for  Series  C
Preferred Shares determined with reference to the credit rating assigned to such shares and the duration of the applicable  Dividend Period. The Maximum Dividend
Rate for any Dividend Period (other than a Special  Dividend Period of more than
90 days) at any date on which an Applicable  Dividend Rate is determined will be the Applicable  Percentage of the Reference Rate. The Maximum  Dividend Rate for
any  Special  Dividend  Period  of more  than 90  days  will be a fixed  rate or variable  rate  determined  from  time to time by  formula  or  other  means  as designated by the Board of Directors in respect to such period.

     "Maximum  Potential  Additional  Dividend  Liability,"  as of any Valuation
Date,  means the aggregate  amount of Additional  Dividends that would be due if the Corporation were to make Retroactive  Taxable  Allocations,  with respect to any  fiscal  year,  estimated  based  upon  dividends  paid  and the  amount  of undistributed  realized net capital gains and other taxable income earned by the
Corporation,  as of the end of the calendar  month  immediately  preceding  such
Valuation Date, and assuming such Additional Dividends are fully taxable.

     "Minimum Liquidity Level" has the meaning set forth in Part I, Section 7(c)
of this Statement.

     "Minnesota Municipal  Obligations" means "Minnesota Municipal  Obligations"
as defined in the  Corporation's  Registration  Statement on Form N-2 (File Nos.
33-60636  and  811-7420)  on file  with  the  Commission,  as such  Registration
Statement may be amended from time to time.

     "Moody's" means Moody's Investors  Service,  Inc., a Delaware  corporation, and its successors.

     "Moody's Discount Factor" means, for purposes of determining the Discounted
Value of any Moody's Eligible Asset,  the percentage  determined by reference to the rating on such asset and the shortest  period set forth opposite such rating that is the same  length as or is longer than the Moody's  Exposure  Period,  in accordance with the table set forth below:

                            Moody's Discount Factors
                                 Rating Category

              Exposure Period             Aaa (1) Aa (1)  A (1)   Baa (1)  Other (2) VMIG-1 (1) (3)(4)  SP-1+ (3) (4)
7 weeks or less..........................  151%   159%    168%    202%      229%           136%            148%
8 weeks or less but greater than 7 weeks.  154%   164%    173%    205%      235%           137%            149%
9 weeks or less but greater than 8 weeks.  158%   169%    179%    209%      242%           138%            150%
___________________

(1)  Moody's rating
(2)  Municipal Obligations not rated by Moody's but rated BBB or BBB+ by S&P.
(3)  Municipal  Obligations  rated  MIG-1 or VMIG-1 or, if not rated by Moody's, rated  SP-1+ by S&P,  which do not  mature or have a demand  feature at par exercisable in 30 days and which do not have a long-term rating.
(4)  For the  purposes  of the  definition  of Moody's  Eligible  Assets,  these securities will have an assumed rating of A by Moody's.

     Notwithstanding  the  foregoing,  (a) no Moody's  Discount  Factor  will be
applied  to  short-term   Municipal   Obligations  so  long  as  such  Municipal
Obligations  are rated at least MIG-1,  VMIG-1 or P-1 by Moody's which mature or have a demand feature at par exercisable  within the Moody's Exposure Period and the Moody's Discount Factor for such Municipal  Obligations will be 125% so long as such Municipal  Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable  within the Moody's  Exposure
Period;  and  (b) no  Moody's  Discount  Factor  will be  applied  to cash or to
Receivables  for  Municipal   Obligations   Sold.   "Receivables  for  Municipal
Obligations Sold," for purposes of calculating Moody's Eligible Assets as of any
Valuation Date, means no more than the aggregate of the following:  (i) the book value  of  receivables  for  Municipal  Obligations  sold as of or prior to such
Valuation Date if such  receivables are due within the Moody's  Exposure Period, and if the trades  which  generated  such  receivables  are (A) settled  through clearing  house firms with respect to which the  Corporation  has received prior written  authorization from Moody's or (B) with counterparties  having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of
Municipal Obligations sold as of or prior to such Valuation Date which generated receivables,  if such receivables are due within the Moody's Exposure Period but do not comply with either of conditions (A) or (B).

     "Moody's  Eligible  Assets" means cash or a Municipal  Obligation  that (a)
pays interest in cash, (b) is publicly rated Baa or better by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided  that, for purposes of determining the Moody's  Discount Factor  applicable to any such
S&P-rated  Municipal  Obligation,   such  Municipal  Obligation  (excluding  any
short-term  Municipal  Obligation) will be deemed to have a Moody's rating which is one full rating  category  lower than its S&P rating),  (c) does not have its rating suspended,  (d) is part of an issue of Minnesota Municipal Obligations of at least  $5,000,000  if rated  Aaa,  Aa or A by  Moody's  (or,  if not rated by
Moody's, rated AAA or AA by S&P), or $10,000,000 if rated Baa by Moody's (or, if not rated by Moody's rated A or BBB by S&P), (e) is not a private placement, and
(f) is not convertible. In addition,  Receivables for Municipal Obligations Sold
(as defined under "Moody's Discount  Factor") shall constitute  Moody's Eligible
Assets.  Municipal Obligations in the Corporation's portfolio must be within the following  diversification  requirements  in order to be included within Moody's
Eligible Assets:

                            Minimum           Maximum              Maximum                     Maximum
                           Issue Size       Underlying           Issue Type                     County
                          ($ Millions)   Obligor (%)((2))  Concentration (%)((2))((3))  Concentration (%)((2))((4))
          Rating
Aaa......................      5               100                  100                          100
Aa.......................      5                20                   60                           60
A........................      5                10                   40                           40
Baa......................     10                 6                   20                           20
Other (1)                     10                 4                   12                           12
__________________

(1)  Municipal securities not rated by Moody's but rated BBB or BBB+ by S&P.

(2)  The  referenced  percentages  represent  cumulative  totals for the related rating category and each lower rating category.

(3)  For  purposes  of  the  issue  type  concentration  requirement,  Municipal
     Obligations  will be  classified  within one of the  following  categories:
     health care issues,  housing  issues,  educational  facilities  (public and private schools)  issues,  student loan issues,  resource  recovery issues, transportation  issues,  industrial  revenue  and  pollution  control  bond issues,  utility issues  (including  water,  sewer and  electric),  general obligation  issues,  lease  obligations and certificates of  participation,
     escrowed  bonds  and  other  issues  ("Other  Issues")   including  special
     obligations to crossover, excise and sales tax revenue, recreation revenue, special assessments,  and telephone revenue bonds only. The following issue types will be further limited as follows for all rating categories  listed:
     student loan issues-10%; resource recovery issues-10%; Other Issues-10%.

(4)  Applicable to general obligation Municipal Obligations only.

     For purposes of the maximum underlying obligor requirement described above, any Municipal  Obligation backed by the guaranty,  letter of credit or insurance issued by a third  party will be deemed to be issued by such third  party if the issuance of such third  party  credit is the sole  determinant  of the rating of such Municipal  Obligation.  In the event any of the Moody's  Eligible Assets in
the  Corporation's   portfolio  consist  of  Municipal  Obligations  other  than
Minnesota  Municipal  Obligations,  then  such  Municipal  Obligations  shall be subject to the  following  requirements  regarding  the  maximum  percentage  of
Moody's Eligible Assets that may be invested in Municipal Obligations of issuers located  in a  particular  state of  United  States  territory:  such  Municipal
Obligations  rated  BBB or BBB+ by S&P may  comprise  no more  than 12% of total
Moody's Eligible Assets; such BBB or BBB+ rated Municipal  Obligations,  if any, together with any such Municipal  Obligations  rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets;  such BBB, BBB+,
Baa and A-rated Municipal Obligations,  if any, together with any such Municipal
Obligations  rated A by Moody's or AA by S&P,  may  comprise no more than 40% of total Moody's Eligible Assets; and such BBB, BBB+, Baa, A and AA-rated Municipal
Obligations,  if any,  together with any such Municipal  Obligations rated Aa by
Moody's or AAA by S&P, may comprise no more than 60% of total  Moody's  Eligible
Assets; provided,  however, that, notwithstanding the foregoing, no more than an aggregate  of 10% of the  Moody's  Eligible  Assets  may  consist  of  Municipal
Obligations of issuers located in United States  Territories,  other than Puerto
Rico. For purposes of applying the foregoing requirements, Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's,  rated SP-1+ by S&P, which do not mature or have a demand  feature at par  exercisable in 30 days and which do not have a long-term rating, will be considered to have a long-term rating of A.

     For purposes of  calculation  of Minimum  Issue Size,  Underlying  Obligor,
Maximum Issue Type and Maximum County  Concentration,  Moody's  Eligible  Assets
shall be calculated without including cash and Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's,  rated SP-1+ by S&P,  which either mature or have a demand feature at par exercisable  with the Moody's  Exposure  Period.
Where the Corporation  sells an asset and agrees to repurchase such asset in the future,  the Discounted  Value of such asset will constitute a Moody's  Eligible
Asset and the amount the  Corporation is required to pay upon repurchase of such asset will count as a liability  for the purposes of the  Preferred  Share Basic
Maintenance Amount. Where the Corporation  purchases an asset and agrees to sell it to a third party in the future,  cash receivable by the  Corporation  thereby will  constitute a Moody's  Eligible  Asset if the long-term  debt of such other party is rated at least A2 by Moody's and such  agreement  has a term of 30 days or less;  otherwise the Discounted Value of such asset will constitute a Moody's
Eligible Asset.

     Notwithstanding  the  foregoing,  an asset will not be considered a Moody's
Eligible  Asset if (a) it is subject to any  material  lien,  mortgage,  pledge, security  interest or security  agreement of any kind  (collectively,  "Liens"), except for (i) Liens  which are being  contested  in good  faith by  appropriate proceedings and which Moody's has indicated to the  Corporation  will not affect the status of such assets as a Moody's Eligible Asset, (ii) Liens for taxes that are not then due and  payable or that can be paid  thereafter  without  penalty,
(iii) Liens to secure  payment  for  services  rendered or cash  advanced to the
Corporation  by  the  Adviser,  the  Paying  Agent,  the  Administrator  or  the
Remarketing Agent and (iv) Liens by virtue of any repurchase  agreement;  or (b)
it is irrevocably  deposited by the  Corporation  for the payment of any amounts set forth in (a)(i) through (a)(vii) under  "Preferred  Share Basic  Maintenance
Amount."

     "Moody's  Exposure  Period"  on a given  Valuation  Date  means the  period commencing on such date and ending 47 days  thereafter,  as such exposure period may be modified by the Board of the  Corporation;  provided,  however,  that the
Corporation  shall have received  confirmation  in writing from Moody's that any such modification shall not adversely affect the then-current  Moody's rating of the Series C Preferred Shares.

     "Moody's  Hedging  Transactions"  means  options  on  securities,   futures
contracts  based on the  Municipal  Index or Treasury  Bonds and options on such futures contracts.

     "Moody's  Volatility  Factor"  means  275%  as long as  there  has  been no increase  enacted to the Marginal  Tax Rate.  If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:

% Change in Marginal Tax                            Moody's Volatility
          Rate                                             Factor
                             5%                             295%
                            10%                             317%
                            15%                             341%
                            20%                             369%
                            25%                             400%
                            30%                             436%
                            35%                             477%
                            40%                             525%

Notwithstanding the foregoing, the Moody's Volatility Factor may mean such other potential  dividend rate increase  factor as Moody's  advises the Corporation in writing is applicable.

     "Municipal Index" means The Bond Buyer Municipal Bond Index.

     "Municipal  Obligations"  means  "Municipal  Obligations" as defined in the
Corporation's  Registration  Statement  on Form  N-2  (File  Nos.  33-60636  and
811-7420) on file with the  Commission,  as such  Registration  Statement may be amended from time to time.

     "1940 Act" means the  Investment  Company Act of 1940, as amended from time to time.

     "1940 Act Asset  Coverage"  means asset coverage  (determined in accordance with  Section  18 of the 1940  Act) of at least  200%  with  respect  to  senior securities  which are stock,  including  the Series C Preferred  Shares (or such other asset  coverage as may in the future be specified in or under the 1940 Act as the  minimum  asset  coverage  for  senior  securities  which  are stock of a closed-end  investment  company as a condition of paying dividends on its common stock).

     "1940 Act Cure Date"  means the last  Business  Day of the  calendar  month following the failure by the Corporation to maintain the 1940 Act Asset Coverage as of the  last  Business  Day of any  calendar  month  in  which  any  Series C
Preferred Shares are Outstanding.

     "Non-Call  Period"  has  the  meaning  described  in  "Specific  Redemption
Provisions," below.

     "Non-Payment  Period" has the meaning set forth in Part I,  Section 3(g) of this Statement.

     "Non-Payment Period Rate" has the meaning set forth in Part I, Section 3(g)
of this Statement

     "Notice of Redemption" has the meaning set forth in Part I, Section 4(d) of this Statement.

     "Optional  Redemption Price" means (a) $50,000 per Series C Preferred Share in the case of a  Seven-day  Dividend  Period,  a 28-day  Dividend  Period  or a
Special  Dividend Period of less than 365 days, or (b) with respect to a Special
Dividend  Period  of 365 days or more,  the  redemption  price  set forth in the
Specific  Redemption  Provisions in connection  therewith;  in each case plus an amount  equal  to  accumulated  but  unpaid  dividends  thereon  to the  date of redemption (whether or not earned or declared).

     "Outstanding"  means, as of any date, Series C Preferred Shares theretofore issued by the Corporation except,  without duplication,  (a) any of the Series C
Preferred Shares  theretofore  canceled or redeemed by the Corporation,  or with respect to which the  Corporation has given notice of redemption and irrevocably deposited  with the  Paying  Agent  sufficient  funds to  redeem  such  Series C
Preferred Shares,  (b) any Series C Preferred Shares as to which the Corporation or any  affiliate  thereof is a Holder,  and (c) any Series C  Preferred  Shares
represented  by any  certificate  in lieu of  which a new  certificate  has been executed and delivered by the Corporation.

     "Paying  Agent" means Bankers Trust  Company,  or any successor  company or entity,  which has entered into a Paying Agent Agreement with the Corporation to act,  among  other  things,  as the  transfer  agent,  registrar,  dividend  and redemption  price  disbursing  agent,  settlement  agent and  agent for  certain notifications  for the  Corporation  in  connection  with the Series C Preferred
Shares in accordance with such agreement.

     "Paying Agent  Agreement" means an agreement to be entered into between the
Corporation and the Paying Agent.

     "Preferred  Share Basic  Maintenance  Amount" as of any Valuation Date with respect to all of the outstanding preferred stock of the Corporation,  including the Series C Preferred  Shares,  means the dollar amount equal to (a) the sum of
(i) the product of the number of shares of  preferred  stock of the  Corporation outstanding  on such  date  multiplied  by the  liquidation  preference  of such preferred stock,  (ii) the aggregate amount of dividends  (whether or not earned or declared) that will have accumulated to (but not including) the next Dividend
Payment  Date that  follows  such  Valuation  Date or a date 47 days  after such
Valuation Date,  whichever is sooner, at the Applicable Dividend Rate, (iii) the amount equal to the Projected  Dividend  Amount (based upon the number of shares of preferred stock of the Corporation outstanding on such date), (iv) the amount of anticipated Corporation expenses for the 90 days subsequent to such Valuation
Date, (v) the premium,  if any, resulting from the designation of a Premium Call
Period,  (vi) the  amount  of the  Corporation's  Maximum  Potential  Additional
Dividend Liability as of such Valuation Date, and (vii) any current  liabilities as of such Valuation Date,  including but not limited to liabilities relating to the payment of the  redemption  price for any shares of  preferred  stock of the
Corporation  for which the  Corporation  has given notice of redemption,  to the extent  not  reflected  in any of (a)(i)  through  (a)(vi)  (including,  without limitation, any amounts described below as required to be treated as liabilities in connection  with the  Corporation's  transactions  in futures and options and including  payables for  Municipal  Obligations  purchased as of such  Valuation
Date); less (b) either (1) the face value of any Corporation  assets irrevocably deposited by the Corporation  for the payment of any of (a)(i) through  (a)(vii)
if, with respect to any such  liability,  such assets mature by the payment date for such liability or by a date 47 days after such Valuation Date,  whichever is sooner,  and are either  securities  issued or  guaranteed  by the United States
Government or have a rating assigned by Moody's of P-1, VMIG1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (2) the Discounted  Value of such assets.  The
Preferred  Share  Basic  Maintenance  Amount  shall be  calculated  based on all outstanding  preferred stock of the Corporation and, therefore,  for purposes of this  calculation,  defined  terms  will be deemed  to apply to all  outstanding preferred stock of the Corporation as the context requires.

     For purposes of the Preferred Share Basic Maintenance  Amount in connection with  S&P's  rating  of the  Series C  Preferred  Shares,  with  respect  to any transactions by the  Corporation in futures  contracts,  the  Corporation  shall include as liabilities (a) 30% of the aggregate  settlement  value, as marked to market, of any outstanding  futures contracts based on the Municipal Index which are owned by the Corporation plus (b) 25% of the aggregate  settlement value, as marked to market,  of any outstanding  futures contracts based on Treasury Bonds which contracts are owned by the Corporation.

     For purposes of the Preferred Share Basic Maintenance  Amount in connection with  Moody's  rating of the  Series C  Preferred  Shares,  with  respect to any transactions  by the  Corporation  in  futures  contracts,  options  on  futures contracts and securities  options,  the Corporation shall include as liabilities
(a) 10% of the exercise  price of a call option written by the  Corporation  and
(b) the exercise price of any written put option.

     "Preferred Share Basic  Maintenance Cure Date" means the third Business Day after a failure by the  Corporation  to have  Eligible  Assets with an aggregate
Discounted Value at least equal to the Preferred Share Basic Maintenance  Amount on any Valuation Date.

     "Series C Preferred Share  Provisions"  means the rights and preferences of the Series C Preferred  Shares  established by this Statement  establishing  the
Series C Preferred Shares.

     "Premium  Call Period" has the meaning  described  in "Specific  Redemption
Provisions," below.

     "Pricing  Service" means S&P Pricing Services or such other pricing service as may be designated from time to time by the Board of Directors, provided that, for so long as Series C  Preferred  Shares  are  rated by  Moody's  and S&P,  no pricing service shall be so designated  without the prior consent of Moody's and
S&P.

     "Projected  Dividend Amount" means,  with respect to the Series C Preferred
Shares,  on any  Valuation  Date the  aggregate  amount of dividends  that would accumulate on all outstanding preferred stock of the Corporation,  including the
Series C Preferred  Shares,  during the period  beginning  on the next  Dividend
Payment Date that follows such Valuation Date and ending on a date 47 days after such Valuation Date at a dividend rate equal to the Maximum  Dividend Rate for a
Dividend  Period in effect on such date (or at the  Non-Payment  Period  Rate if such calculation is made during a Non-Payment  Period)  multiplied by the larger of the Moody's  Volatility  Factor or the S&P Volatility  Factor determined from time to time by Moody's and S&P,  respectively.  The Projected  Dividend  Amount shall be calculated based on all outstanding  preferred stock of the Corporation and, therefore,  for purposes of this calculation,  defined terms will be deemed to apply to all  outstanding  preferred  stock of the Corporation as the context requires.

     A "record  holder" of Series C Preferred  Shares shall mean the  Securities
Depository  or its nominee or such other  person or persons  listed in the stock transfer books of the Corporation as the registered holder of one or more Series
C Preferred Shares.

     "Reference Rate" means (a) with respect to any Dividend Period having fewer than 35 days,  the higher of the applicable AA Composite  Commercial  Paper Rate and the Taxable  Equivalent of the Short-Term  Municipal Bond Rate, and (b) with respect to any Special Dividend Period having 35 or more but fewer than 91 days, the applicable AA Composite Commercial Paper Rate.

     "Remarketing"  means each periodic operation of the process for remarketing
Series C Preferred Shares, as described in Part II of this Statement.

     "Remarketing Agent" means Citigroup Global Markets, Inc. and any additional or successor companies or entities which have entered into an agreement with the
Corporation to follow the remarketing procedures for the purposes of determining the Applicable Dividend Rate.

     "Remarketing  Agreement"  means the  agreement  entered  into  between  the
Corporation and the Remarketing Agent which provides,  among other things,  that the Remarketing  Agent will follow certain  procedures for remarketing  Series C
Preferred  Shares on behalf of the Holders as provided in the Series C Preferred
Share  Provisions  for the purpose of determining  the Applicable  Dividend Rate that will enable the  Remarketing  Agent to remarket  Series C Preferred  Shares tendered to it at $50,000 per share for the next applicable Dividend Period.

     "Remarketing Date," means the last Business Day of a Dividend Period.

     "Reorganization"  means  the  reorganization  of VMN into  the  Corporation pursuant to the Agreement.

     "Retroactive  Taxable  Allocation"  has the  meaning  set  forth in Part I,
Section 3(i) of this Statement.

     "S&P" means  Standard & Poor's,  a division of The  McGraw-Hill  Companies,
Inc., and its successors.

     "S&P Discount  Factor" means,  for purposes of  calculating  the Discounted
Value of any S&P Eligible Asset,  the percentage  determined by reference to the rating on such asset and the  shortest S&P  Exposure  Period set forth  opposite such rating that is the same length as or is longer than the S&P Exposure Period on the date of such determination, in accordance with the table set forth below:

                                          S&P Discount Factors
                                             Rating Category
                           ----------------------------------------------------
                           ------------ ------------ ------------- ------------
Exposure Period                AAA          AA            A            BBB

40 Business Days........        205%         210%         225%          265%
22 Business Days........        185          190          205           245
10 Business Days........        170          175          190           230
7 Business Days.........        165          170          185           225
3 Business Days.........        145          150          165           205

     Notwithstanding  the foregoing,  (a) the S&P Discount Factor for short-term
Municipal  Obligations will be 115%, provided such Municipal Obligations must be rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated  VMIG-1,  P-1 or MIG-1 by  Moody's  and  mature  or have a demand  feature exercisable in 30 days or less; provided,  however,  that any such Moody's-rated short-term  Municipal  Obligations which have demand features exercisable within
30 days or less  must be backed by a letter of  credit,  liquidity  facility  or guarantee  from  a  bank  or  other  financial  institution  and  such  bank  or institution  must  have a  short-term  rating  of at least  A-1+  from S&P ; and
further provided that such Moody's-rated  short-term  Municipal  Obligations may comprise no more than 50% of short-term  Municipal  Obligations  that qualify as
S&P Eligible  Assets,  and (b) no S&P Discount Factor will be applied to cash or to Receivables  for Municipal  Obligations  Sold. For purposes of the foregoing,
Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by
Moody's,  which do not mature or have a demand feature at par  exercisable in 30 days and  which do not  have a  long-term  rating,  shall  be  considered  to be short-term Municipal Obligations.  "Receivables for Municipal Obligations Sold,"
for purposes of calculating S&P Eligible Assets as of any Valuation Date,  means the book value of receivables for Municipal  Obligations  sold as of or prior to such  Valuation  Date if such  receivables  are due within five business days of such Valuation Date.

     "S&P Eligible Assets" means cash (excluding any cash irrevocably  deposited by the  Corporation  for the  payment of any  liabilities  within the meaning of
Preferred Share Basic Maintenance Amount), Receivables for Municipal Obligations
Sold (as defined  above under "S&P Discount  Factor") or a Municipal  Obligation that is:  (a)  issued  by any of the 50  states,  U.S.  territories,  and  their subdivisions, counties, cities, towns, villages, school districts, and agencies, such as  authorities  and  special  districts  created by the states and certain federally sponsored agencies such as local housing authorities (payments made on
Municipal  Obligations  are exempt  from  federal  income tax and are  generally exempt  from  state and  local  taxes in the state of  issuance);  (b)  interest bearing and pays interest at least  semi-annually;  (c) payable in U.S. dollars;
(d)  publicly  rated  BBB or  higher by S&P or, if not rated by S&P but rated by
Moody's, rated at least A by Moody's; provided that such Moody's-rated Municipal
Obligations  will be included in S&P Eligible Assets only to the extent the fair market value of such Municipal  Obligations does not exceed 50% of the aggregate fair market value of the S&P Eligible  Assets (for purposes of  determining  the
S&P Discount Factors applicable to such Moody's-rated Municipal Obligations, any such  Municipal  Obligations  will be deemed to have an S&P rating  which is one full  rating  category  lower  than  its  Moody's  rating);  (e)  not a  private placement;  (f) part of an issue  with an  original  issue  size of at least $10 million or, if of an issue with an original  issue size below $10 million but in no event lower than $5 million,  be issued by an issuer with a total of at least
$50  million  of  issues   outstanding;   and  (g)  owned  by  the  Corporation.
Notwithstanding the foregoing:

          (a) Municipal  Obligations  of any one issuer or guarantor  (excluding bond insurers)  will be considered  S&P Eligible  Assets only to the extent the fair market value of such Municipal  Obligations does not exceed 10% of the aggregate fair market value of the S&P Eligible  Assets,  provided that
     2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such Municipal Obligations exceeds 5% of the aggregate fair market value of the S&P Eligible Assets.

          (b)  Municipal  Obligations  guaranteed  or  insured  by any one  bond insurer will be considered S&P Eligible  Assets only to the extent the fair market  value of such  Municipal  Obligations  does not  exceed  25% of the aggregate fair market value of the S&P Eligible Assets.

          (c)  Municipal  Obligations  of any one issue  type  category  will be considered S&P Eligible  Assets only to the extent the fair market value of such Municipal Obligations does not exceed 20% of the aggregate fair market value of S&P Eligible Assets.  For purposes of this requirement,  Municipal
     Obligations will be classified into one of the following categories: health care issues,  housing issues,  educational  facilities issues, student loan issues,  transportation issues,  industrial development bond issues, public power utilities issues, water and sewer utilities issues, special utilities issues,  general obligation issues,  lease obligations,  escrowed bonds and other  issues  not  falling  within one of the  aforementioned  categories.
     Furthermore, special utilities issues that are not rated by S&P will not be considered S&P Eligible Assets.

          (d)  Non-Minnesota   Municipal  Obligations  will  be  considered  S&P
     Eligible  Assets only to the extent the fair market value of such Municipal
     Obligations  does not exceed 20% of the aggregate  fair market value of S&P
     Eligible Assets.

     "S&P Exposure Period" on a given Valuation Date means the period commencing on such date and ending three Business Days thereafter,  as such exposure period may be modified by the Board of Directors of the Corporation; provided, however, that any such  modification  shall not  adversely  affect the  then-current  S&P rating of the Series C Preferred Shares.

     "S&P Hedging Transaction" means a purchase or sale position with respect to futures  contracts based on the Municipal Index or Treasury Bonds, a purchase of a put or call option on such contracts,  or the sale of a covered call option or a secured put option on such contracts or on Municipal Obligations.

     "S&P Volatility Factor" means a multiplicative factor equal to 304% or such other potential  dividend rate increase factor as S&P advises the Corporation in writing is applicable.

     "Securities  Depository" means DTC or any successor company or other entity selected by the Corporation as securities  depository for the Series C Preferred
Shares  that  agrees to follow the  procedures  required  to be followed by such securities depository in connection with the Series C Preferred Shares.

     "Settlement Date" means the first Business Day after a Remarketing Date.

     "Seven-day  Dividend Period" means (a) any Dividend Period commencing after a failed Remarketing,  or (b) any Dividend Period commencing after the first day of,  and  during,  a  Non-Payment  Period  and,  in all  such  cases,  generally containing seven days.

     "Special Dividend Period" means a Dividend Period  established by the Board of Directors  for the Series C Preferred  Shares as described in Part 1, Section
3(d) of this Statement.

     "Specific  Redemption  Provisions"  means,  with  respect  to  any  Special
Dividend Period of 365 or more days, either, or any combination of, (a) a period
(a "Non-Call Period")  determined by the Board of Directors,  after consultation with the  Remarketing  Agent,  during  which the shares  subject to such Special
Dividend Period are not subject to redemption at the option of the  Corporation, and (b) a period (a "Premium Call Period") consisting of a number of whole years
and  determined  by  the  Board  of  Directors,   after  consultation  with  the
Remarketing Agent,  during each year of which the shares subject to such Special
Dividend Period shall be redeemable at the  Corporation's  option at a price per share equal to $50,000  plus  accumulated  but unpaid  dividends  plus a premium expressed as a percentage  of $50,000 as  determined  by the Board of Directors, after consultation with the Remarketing Agent.

     "Statement"  means this  Statement  Establishing  and Fixing the Rights and
Preferences  of Municipal  Income  Preferred  Shares,  Series C on file with the
Secretary of State of Minnesota.

     "Substitute  Rating Agency" and "Substitute  Rating  Agencies" shall mean a
nationally   recognized   statistical  rating  organization  or  two  nationally
recognized  statistical rating organizations  selected by the Corporation to act as the substitute rating agency or substitute  rating agencies,  as the case may be, to determine the credit ratings of the Series C Preferred Shares.

     "Taxable  Equivalent  of the  Short-Term  Municipal  Bond Rate" on any date means 90% of the  quotient  of (a) the per annum rate  expressed  on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index or any successor index (the "Kenny  Index"),  made  available  for the Business  Day  immediately preceding  such date but in any event not later  than 8:30  a.m.,  New York City time, on such date by the Pricing Service or any successor  thereto,  based upon
30-day yield evaluations at par of bonds the interest on which is excludable for regular  federal  income tax purposes  under the Code of "high grade"  component issuers  selected by the Pricing Service or any such successor from time to time in its discretion,  which component issuers shall include,  without  limitation, issuers of general  obligation bonds but shall exclude any bonds the interest on which  constitutes an item of tax preference  under Section 57(a)(5) of the Code or successor provisions,  for purposes of the "alternative minimum tax," divided by (b) 1.00 minus the  Marginal  Tax Rate  (expressed  as a decimal);  provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York
City time,  on such date by the Pricing  Service or any  successor,  the Taxable
Equivalent of the Short-Term  Municipal Bond Rate shall mean the quotient of (i)
the per annum rate expressed on an interest  equivalent  basis equal to the most recent Kenny Index so made available for any preceding  Business Day, divided by
(ii) 1.00 minus the Marginal Tax Rate (expressed as a decimal).

     "Tender and Dividend  Reset"  means the process  pursuant to which Series C
Preferred  Shares may be tendered in a Remarketing or held and become subject to the new Applicable  Dividend Rate  determined by the  Remarketing  Agent in such
Remarketing.

     "Treasury  Bonds" means  United  States  Treasury  Bonds backed by the full faith and credit of the United States  government  with remaining  maturities of ten years or more.

     "28-day Dividend Period" means the Dividend Period generally  applicable to
Series C Preferred Shares and generally contains 28 days.

     "Valuation  Date"  means every  Business  Day,  beginning  with the Date of
Original Issue.

     "Variation  Margin" means, in connection with outstanding  purchase or sale positions in futures  contracts and outstanding  sales positions with respect to options thereon by the Corporation, the amount of cash or securities paid to and received from a futures  commission  merchant  (subsequent to the Initial Margin payment) from time to time as the value of such position fluctuates.

     "VMN" means Delaware Investments Minnesota Municipal Income Fund, Inc.

2.   Number of Shares; Ranking

     (a) There are 400  authorized  shares  constituting  the Series C Preferred
Shares. No fractional Series C Preferred Shares shall be issued.

     (b) Any Series C Preferred  Shares  which at any time  hereafter  have been redeemed,  exchanged,  or otherwise  acquired by the Corporation shall return to the  status of  authorized  and  unissued  preferred  shares of the  Corporation without  designation  as to  series.  Upon the  redemption,  exchange,  or other acquisition by the Corporation of all outstanding Series C Preferred Shares, all provisions of this Statement shall cease to be of further effect and shall cease to be a part of the Articles.  Upon the occurrence of such events,  the Board of
Directors shall have the power, pursuant to Minnesota Statutes Section 302A.135,
Subdivision 5 or any  successor  provision and without  shareholder  action,  to cause restated  articles of  incorporation of the Corporation to be prepared and filed with the  Secretary of State of the State of Minnesota  which  reflect the removal of this Statement and of all other  provisions of the Articles,  if any, relating to the Series C Preferred Shares.

     (c) The  Series  C  Preferred  Shares  shall  rank  on a  parity  with  the
Corporation's Series A, Series B and Series D Preferred Shares and the shares of any other  series of  preferred  stock of the  Corporation  as to the payment of dividends  and the  distribution  of assets  upon  dissolution,  liquidation  or winding up of the affairs of the Corporation.

3.   Dividends

     (a) Holders of Series C Preferred Shares will be entitled to receive, when, as and if declared by the Corporation,  out of funds legally available therefor, cumulative cash  dividends,  at the rate per annum referred to in this Statement under  "Designation"  for the  Initial  Dividend  Period and, in the case of any other  Dividend  Period,  at the  Applicable  Dividend  Rate for the  applicable
Dividend Period and no more (except as otherwise  provided below in Section 3(i)
of this Statement),  payable on the respective dates set forth below and, except as  described  below,  set by the  Remarketing  Agent  in  accordance  with  the remarketing procedures described in Part II of this Statement.

     (b) Initial Dividend Payment Date and Dividend Period. The Initial Dividend
Period for Series C  Preferred  Shares  will  commence on their Date of Original
Issue and end on _________, 2006. Dividends for the Initial Dividend Period will be paid, when, as and if declared,  out of funds legally available therefor,  on
_________, 2006 to the Securities Depository (or such other record holder) as of the Business Day preceding the date of such payment. Dividends for each Dividend
Period  thereafter will be payable,  when, as and if declared,  on each Dividend
Payment Date, subject to certain exceptions.

     (c) Subsequent Dividend Periods.

          (i) After the  Initial  Dividend  Period for each  Series C  Preferred
     Share, a Dividend  Period  therefor will commence on each Dividend  Payment
     Date with respect to such share (which, except during a Non-Payment Period, will be a Settlement Date). Each subsequent  Dividend Period for any Series
     C Preferred Shares, with the exception of Seven-day Dividend Periods,  will comprise,  beginning with and including the date on which it commences,  28 consecutive  days or, in the event the Board of  Directors  has  designated such  Dividend  Period  as  a  Special  Dividend  Period,  such  number  of consecutive  days or whole  years as shall be  designated  by the  Board of
     Directors. Notwithstanding the foregoing, any adjustment of the remarketing schedule  by the  Remarketing  Agent  which  includes  an  adjustment  of a
     Settlement Date will lengthen or shorten  Dividend  Periods by causing them always to end on and  include  the day  before  the  Settlement  Date as so adjusted.

          (ii) Except during a Non-Payment  Period, by 12:00 noon, New York City time, on the Remarketing Date in each applicable Remarketing, the Holder of a Series C  Preferred  Share may elect to tender such share or to hold such share for the next applicable  Dividend Period. If the holder of such share fails to tender  such share on such  Remarketing  Date,  such  Holder  will continue to hold such share at the Applicable  Dividend Rate  determined in such Remarketing for the next Dividend  Period;  provided that, if there is no Remarketing  Agent,  the Remarketing  Agent is not required to conduct a
     Remarketing  or  the  Remarketing  Agent  is  unable  to  remarket  in  the
     Remarketing  following such Remarketing Date all shares tendered to it at a price of $50,000 per share,  then the next  Dividend  Period for such share and for all  other  shares  will be a  Seven-day  Dividend  Period  and the
     Applicable  Dividend Rate therefor will be the Maximum  Dividend Rate for a
     Seven-day  Dividend  Period.  If a Series C Preferred Share is tendered (or deemed  tendered) but not sold in a  Remarketing,  the Holder of such share will  hold such  share  for a  Seven-day  Dividend  Period  at the  Maximum
     Dividend Rate therefor.

     (d)  Special  Dividend  Periods.  The  Board of  Directors  may at any time designate a  subsequent  Dividend  Period with respect to all Series C Preferred
Shares on the Remarketing  Date next preceding the commencement of such Dividend
Period as a Special  Dividend  Period  with such  number of days or whole  years
(subject to  adjustment  as  described  above) as the Board of  Directors  shall specify;  provided  that (i)  written  notice  of any such  designation,  of the
Maximum Dividend Rate, if applicable,  and Specific  Redemption  Provisions,  if applicable,  in respect thereof and of the consequences of failure to tender, or to elect to hold,  shares  must be  given  at  least  seven  days  prior to such
Remarketing  Date to the  Remarketing  Agent,  the Paying Agent,  the Securities
Depository and the Holders of Series C Preferred  Shares which are to be subject to such Special  Dividend  Period;  (ii) no Special Dividend Period may commence during a Non-Payment Period; and (iii) in respect of any Special Dividend Period of more than 90 days,  the Board of  Directors  shall also  determine  a Maximum
Dividend Rate, as described in Part II, Section 3, of this Statement, which rate or rates,  as  determined  from time to time by formula or other  means,  may be fixed or  variable,  and (iv) in respect of any Special  Dividend  Period of 365 days or  more  days,  the  Board  of  Directors,  after  consultation  with  the
Remarketing  Agent,  may  establish  Specific  Redemption  Provisions  and shall determine  Dividend  Payment  Dates which shall be separated by periods of equal length as provided in the following  paragraph;  provided  further that prior to such designation, the Corporation shall provide a Certificate of Preferred Share
Basic  Maintenance  Amount showing,  as of the third Business Day next preceding such proposed Special Dividend Period, (x) Moody's Eligible Assets, assuming for the purposes of  calculating  Moody's  Eligible  Assets,  in  connection  with a
Certificate of Preferred Share Basic Maintenance  Amount required to be prepared pursuant to this proviso,  a Moody's Exposure Period of "eight weeks or less but greater  than seven  weeks" (if  Moody's is then  rating the Series C  Preferred
Shares)  and (y)  S&P  Eligible  Assets  (if S&P is then  rating  the  Series  C
Preferred Shares),  each with a Discounted Value at least equal to the Preferred
Share Basic Maintenance Amount as of such Business Day (assuming for purposes of the foregoing calculation that the Maximum Dividend Rate is the Maximum Dividend
Rate on such  Business Day as if such  Business  Day were the last  Business Day prior to the proposed Special Dividend Period).  The existence of any rescission of any Special  Dividend  Period will not affect the current  Dividend Period or prevent the Board of Directors from establishing  other Special Dividend Periods of similar duration or in any way restrict the Maximum Dividend Rate or Specific
Redemption  Provisions  which may be  designated  in  connection  with any other
Special  Dividend  Period.  The Board of Directors will not designate a Dividend
Period as a Special Dividend Period unless it receives written confirmation from each of S&P and Moody's that the  establishment  of such Special Dividend Period would not  impair  the rating  then  assigned  by S&P or Moody's to the Series C
Preferred  Shares.  In  addition,  the Board of  Directors  will not  change the frequency of the Valuation Dates unless it receives confirmation in writing from each of S&P and Moody's  that such change  would not so impair the then  current rating of the Series C Preferred Shares.

     (e) Dividend Payment Dates. Dividends on each Series C Preferred Share will accumulate from its Date of Original Issue and will be payable,  when, as and if declared by the Board of Directors,  out of funds legally available therefor, on the  applicable  Dividend  Payment Dates to the  Securities  Depository (or such other record  holder) as of the Business Day preceding the  applicable  Dividend
Payment Date. The Dividend  Payment Dates will be: (i) with respect to a Special
Dividend  Period of more than 28 days,  the first  Business Day of each calendar month after the  designation  of such  Special  Dividend  Period;  and (ii) with respect  to any other  Dividend  Period,  the day  after  the last day  thereof;
provided that, if any such day is not a Business Day, the Dividend  Payment Date will be the first Business Day after such day.

     (f) Dividend Payments.

          (i) So long as there is a  Securities  Depository  with respect to the
     Series C Preferred Shares, each dividend on such shares will be paid to the
     Securities  Depository  or its nominee as the record  holder of all shares.
     The Securities  Depository will credit the accounts of the Agent Members of the Beneficial  Owners of Series C Preferred  Shares in accordance with the
     Securities  Depository's  normal  procedures.  Each  Agent  Member  will be responsible  for holding or disbursing  such payments to the Holders of the
     Series C  Preferred  Shares for which it is acting in  accordance  with the instructions of such Holders.  Dividends on any Series C Preferred Share in arrears with respect to any past Dividend  Payment Date may be declared and paid at any time,  without  reference to any regular Dividend Payment Date, to the  Holder  thereof  as of a date  not  exceeding  five  Business  Days preceding  the date of  payment  thereof  as may be  fixed by the  Board of
     Directors.  Any dividend  payment made on Series C Preferred Shares will be first credited against the dividends accumulated but unpaid (whether or not earned or declared) with respect to the earliest  Dividend  Payment Date on which  dividends were not paid.  Holders of Series C Preferred  Shares will not be  entitled to any  dividends,  whether  payable in cash,  property or stock, in excess of full cumulative dividends thereon.  Except for the late charge  described in  paragraph  (g) of this Section 3, Holders of Series C
     Preferred  Shares will not be entitled to any interest or other  additional amount on any dividend payment on any Series C Preferred Share which may be in arrears.

          (ii) The amount of  declared  dividends  for each  Series C  Preferred
     Share  payable on each  Dividend  Payment  Date in  respect of a  Seven-day
     Dividend  Period,  a 28-day Dividend Period or a Special Dividend Period of
     fewer than 365 days will be computed by the  Corporation by multiplying the
     Applicable  Dividend  Rate in effect with respect to  dividends  payable on such share on such  Dividend  Payment Date by a fraction  the  numerator of which  will be the  number of days  such  share  was  Outstanding  from and including its Date of Original Issue or the preceding Dividend Payment Date for such share,  as the case may be, to and  including the last day of such
     Dividend  Period,  and the  denominator  of  which  will be 365,  and  then multiplying  the rate so obtained  by  $50,000,  and the amount of declared dividends  for  each  Series C  Preferred  Share in  respect  of a  Special
     Dividend Period for such series of 365 or more days will be computed on the basis of a 360-day year of twelve 30-day months.

     (g) Non-Payment  Period; Late Charge. A Non-Payment Period will commence if the Corporation  fails to (i) declare,  prior to 12:00 noon, New York City time, on any Dividend  Payment Date for Series C Preferred  Shares,  for payment on or within three  Business Days after such Dividend  Payment Date to the persons who held such  shares as of 12:00  noon,  New York City time,  on the  Business  Day preceding  such Dividend  Payment Date,  the full amount of any dividend on such
Series C  Preferred  Shares  payable  on such  Dividend  Payment  Date,  or (ii)
deposit,  irrevocably and in trust, in same-day funds,  with the Paying Agent by
12:00 noon,  New York City time,  (A) on or within three Business Days after any
Dividend  Payment  Date for Series C  Preferred  Shares  the full  amount of any dividend on such  shares  (whether  or not earned or  declared)  payable on such
Dividend  Payment  Date,  or (B) on or  within  three  Business  Days  after any redemption  date for  Series C  Preferred  Shares  called  for  redemption,  the
Mandatory  Redemption  Price or the Optional  Redemption  Price per share.  Such
Non-Payment  Period will consist of the period  commencing  on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which,  by 12:00 noon, New York City time,  all unpaid  dividends  and unpaid  redemption  prices  shall have been so deposited or shall have otherwise been made available to the applicable  holders in same-day  funds;  provided that a Non-Payment  Period will not end during the first seven days thereof unless the Corporation  shall have given at least three days'  written  notice  to the  Paying  Agent,  the  Remarketing  Agent  and the
Securities  Depository and thereafter will not end unless the Corporation  shall have given at least  fourteen  days'  written  notice to the Paying  Agent,  the
Remarketing  Agent,  the  Securities  Depository  and all  Holders  of  Series C
Preferred  Shares.  The  Applicable  Dividend  Rate  for  each  Dividend  Period commencing during a Non-Payment  Period will be equal to the Non-Payment  Period
Rate;  any share  for  which a Special  Dividend  Period  would  otherwise  have commenced  on the  first day of a  Non-Payment  Period  will  have,  instead,  a
Seven-day  Dividend  Period;  and each  Dividend  Period for Series C  Preferred
Shares commencing after the first day of, and during, a Non-Payment Period shall be a Seven-day Dividend Period. Any dividend on Series C Preferred Shares due on any  Dividend  Payment Date for such shares (if,  prior to 12:00 noon,  New York
City time, on such  Dividend  Payment Date,  the  Corporation  has declared such dividend  payable on or within three  Business Days after such Dividend  Payment
Date to the persons  who held such shares as of 12:00 noon,  New York City time, on the Business Day preceding  such Dividend  Payment Date) or redemption  price with  respect  to such  shares  not  paid  to such  persons  when  due (if  such non-payment  is not solely due to the willful  failure of the  Corporation)  but paid to such  persons  in the same  form of funds by 12:00  noon,  New York City time, on any of the first three  Business Days after such Dividend  Payment Date or due date,  as the case may be, will incur a late charge to be paid  therewith to such persons and calculated for such period of non-payment at the Non-Payment
Period Rate applied to the amount of such non-payment based on the actual number of days  comprising  such  period  divided  by  365.  For  the  purposes  of the foregoing, payment to a person in same-day funds on any Business Day at any time will be  considered  equivalent  to payment to that person in New York  Clearing
House (next-day)  funds at the same time on the preceding  Business Day, and any payment made after 12:00 noon,  New York City time, on any Business Day shall be considered  to have been made  instead in the same form of funds and to the same person  before 12:00 noon,  New York City time,  on the next  Business  Day. The
Non-Payment  Period Rate will be (i) 250% (300% at any time the  Corporation has notified the Remarketing  Agent of its intent to allocate income that is taxable for federal  income tax  purposes to the Series C Preferred  Shares prior to any
Remarketing  with respect to such shares) of the Reference  Rate with respect to any Dividend  Period of 90 days or less or (ii) such percentage as designated by the Board of Directors with respect to any Special  Dividend Period of more than
90 days,  provided  that in no event  will  such  percentage  be lower  than the percentage that would apply to a Dividend Period of 90 days or less.

     (h) Restrictions on Dividends and Other Payments.

          (i) Under the 1940 Act,  the  Corporation  may not  declare  dividends
     (except  a  dividend  payable  in shares  of  Common  Stock) or make  other distributions  on shares of Common Stock or purchase any such shares if, at the time of the declaration,  distribution or purchase,  as applicable (and after giving effect  thereto),  asset coverage (as defined in the 1940 Act)
     with respect to the outstanding preferred stock of the Corporation would be less than 200% (or such other  percentage  as may in the future be required by law).

          (ii) In  addition,  for so long as any Series C  Preferred  Shares are
     Outstanding,  (A) the  Corporation  will not declare,  pay or set apart for payment  any  dividend  or other  distribution  (other  than a dividend  or distribution paid in shares of, or options, warrants or rights to subscribe for or  purchase,  Common Stock or other  capital  stock,  if any,  ranking junior to Series C Preferred  Shares as to dividends and upon  liquidation)
     in respect of Common Stock or any other  capital  stock of the  Corporation ranking  junior  to or on a parity  with  Series C  Preferred  Shares as to dividends or upon liquidation, or call for redemption,  redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior capital stock (except by conversion into or exchange for shares of the  Corporation  ranking  junior  to  Series C  Preferred  Shares as to dividends and upon liquidation) or any such parity capital stock (except by conversion into or exchange for shares of the Corporation ranking junior to or on a parity  with  Series C Preferred  Shares as to  dividends  and upon liquidation),  unless (1) full  cumulative  dividends on Series C Preferred
     Shares  through  the most  recently  ended  Dividend  Period  (or,  if such transaction  is on a Dividend  Payment  Date,  through the Dividend  Period ending on the day prior to such Dividend Payment Date) shall have been paid or shall have been declared and  sufficient  funds for the payment  thereof deposited with the Paying Agent,  and (2) the  Corporation has redeemed the full  number of Series C  Preferred  Shares  required to be redeemed by any provision for mandatory redemption  contained in the Articles,  and (B) the
     Corporation will not declare,  pay or set apart for payment any dividend or other  distribution  (other than a dividend or distribution  paid in shares of, or options,  warrants or rights to subscribe  for or  purchase,  Common
     Stock or other capital stock, if any,  ranking junior to Series C Preferred
     Shares as to dividends and upon  liquidation) in respect of Common Stock or any other capital stock of the Corporation ranking junior to or on a parity with Series C Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior  capital  stock  (except by conversion into or exchange for stock of the Corporation  ranking junior to
     Series C Preferred Shares as to dividends or upon  liquidation) or any such parity  capital stock (except by conversion  into or exchange for shares of the  Corporation  ranking  junior to or on a parity with Series C Preferred
     Shares as to dividends and upon liquidation), unless immediately after such transaction the aggregate  Discounted Value of the  Corporation's  Eligible
     Assets would at least equal the Preferred Share Basic Maintenance Amount.

     (i)  Additional  Dividends.  If the  Corporation  allocates any net capital gains or other  income  taxable  for  federal  income tax  purposes  to Series C
Preferred  Shares without having given advance notice of such  allocation to the
Paying  Agent and the  Remarketing  Agent as provided in Section 2 of Part II by reason  of the  fact  that  such  allocation  is  made  as a  result  of (i) the realization  of net capital gains or other income taxable for federal income tax purposes,  (ii) the redemption of all or a portion of the  Outstanding  Series C
Preferred  Shares or (iii) the liquidation of the Corporation  (such  allocation being referred to herein as a "Retroactive Taxable Allocation"), the Corporation
shall, within 270 days after the end of the Corporation's  taxable year in which a  Retroactive  Taxable  Allocation  is  made,  provide  notice  thereof  to the
Remarketing  Agent,  the Paying  Agent and to each Holder of such shares  during such taxable year at such Holder's  address as the same appears or last appeared on the stock books of the  Corporation.  Such  Holders of such  shares  shall be entitled to receive, when, as and if declared by the Board of Directors,  out of funds legally available therefor,  dividends in an amount equal to the aggregate
Additional Dividends with respect to all Retroactive Taxable Allocations made to such shares during the taxable year in question, such dividends to be payable by the Corporation to the Paying Agent, for distribution to such Holders, within 30 days after the notice described above is given to the Remarketing  Agent and the
Paying Agent.

4.   Redemption

     (a) Optional Redemption.

          (i)  Upon  giving a Notice  of  Redemption,  as  provided  below,  the
     Corporation at its option may redeem Series C Preferred Shares, in whole or in part,  on any  scheduled  Dividend  Payment  Date,  out of funds legally available therefor,  at a redemption price equal to the Optional Redemption
     Price;  provided  that no  Series C  Preferred  Share  will be  subject  to optional redemption during any Non-Call Period.  Additionally,  without the consent of the Remarketing  Agent, the Series C Preferred Shares may not be
     redeemed in part if after such partial  redemption  fewer than 300 Series C
     Preferred Shares remain Outstanding.

          (ii) So long as either Moody's or S&P is rating the Series C Preferred
     Shares,  no Series C Preferred  Shares  shall be redeemed  pursuant to this
     Section  4(a)  unless (A) on the date on which the  Corporation  intends to give notice of such redemption pursuant to paragraph (d) of this Section 4, the  Corporation has available  Deposit  Securities with maturity or tender dates not later than the day preceding the applicable  redemption  date and having a value not less than the amount (including any applicable  premium)
     due to Holders of Series C Preferred  Shares by reason of the redemption of such  shares  on such  redemption  date,  and (B) on the date on which  the
     Corporation intends to give notice of such redemption and on the redemption date,  Moody's  Eligible  Assets (if  Moody's  is then  rating the Series C
     Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Series
     C  Preferred  Shares)  each  at  least  equal  the  Preferred  Share  Basic
     Maintenance  Amount,  and would at least  equal the  Preferred  Share Basic
     Maintenance  Amount  immediately  subsequent  to  such  redemption  if such redemption were to occur on such date.

     (b) Mandatory Redemption.

          (i) The Corporation  will redeem,  at a redemption  price equal to the
     Mandatory  Redemption Price,  certain of the Outstanding Series C Preferred
     Shares,  if the  Corporation  fails to maintain as of each  Valuation  Date
     Eligible  Assets having in the aggregate a Discounted  Value at least equal to the Preferred Share Basic Maintenance  Amount or as of the last Business
     Day of any calendar month fails to maintain the 1940 Act Asset Coverage and such  failure  is  not  cured  on  or  before  the  Preferred  Share  Basic
     Maintenance  Cure  Date or the  1940  Act Cure  Date  (herein  respectively referred to as a "Cure  Date"),  as the case may be. The number of Series C
     Preferred  Shares  to be  redeemed  will be equal to the  lesser of (A) the minimum  number of Series C Preferred  Shares the  redemption of which,  if deemed to have occurred immediately prior to the opening of business on the
     Cure Date, would together with any other outstanding preferred stock of the
     Corporation  to be redeemed,  result in the  satisfaction  of the Preferred
     Share Basic Maintenance Amount or the 1940 Act Asset Coverage,  as the case may be, on such  Cure  Date  (provided  that,  if there is no such  minimum number of shares the redemption of which would have such result, all Series
     C Preferred Shares then Outstanding will be redeemed;  and provided further that, if less than 300 Series C Preferred  Shares would remain  Outstanding following  any partial  redemption  hereunder,  the  Remarketing  Agent may direct the Corporation to redeem all of the Series C Preferred  Shares then
     Outstanding), and (B) the maximum number of Series C Preferred Shares that, together with any other  outstanding  preferred stock of the Corporation to be redeemed,  can be redeemed out of funds expected to be legally available therefor.  To the extent  practicable,  the Series C Preferred Shares shall participate  in any such  redemption  on a pro rata  basis  with all  other outstanding preferred stock of the Corporation.

          (ii) The  Corporation  will  effect such a  mandatory  redemption  not earlier  than 20 days and not later  than 40 days  after  such  Cure  Date, except that if the  Corporation  does not have funds legally  available for the redemption of all of the required  number of Series C Preferred  Shares which are subject to mandatory  redemption or the Corporation  otherwise is unable to effect  such  redemption  on or prior to 40 days  after such Cure
     Date, the Corporation  will redeem those Series C Preferred Shares which it was unable to redeem on the earliest  practicable  date on which it is able to effect such redemption.

     (c) Allocation. If fewer than all the outstanding Series C Preferred Shares are to be  redeemed,  the number of Series C Preferred  Shares to be so redeemed will be a whole  number  of  shares  and  will be  determined  by the  Board  of
Directors (subject to the provisions described above under subparagraph (b)) and
the  Corporation  will  give  a  Notice  of  Redemption.   Unless   certificates
representing shares are held by persons other than the Securities  Depository or its  nominee,  the  Securities  Depository,  upon  receipt  of  such  Notice  of
Redemption,  shall use its best efforts to  determine,  by 10:00 a.m.,  New York
City time, on the second Business Day  immediately  succeeding the date on which it receives such Notice of  Redemption,  by lot the number of Series C Preferred
Shares to be redeemed  from the account of each Agent Member  (which may include an Agent Member,  including the  Remarketing  Agent,  holding shares for its own account) and shall  immediately  notify the Paying Agent of such  determination.
The Paying Agent, upon receipt of such notice, will in turn determine by lot the number of shares to be redeemed  from the  accounts of the Holders of the shares whose Agent Members have been selected by the  Securities  Depository.  In doing so, the  Paying  Agent may  determine  that  shares  will be  redeemed  from the accounts  of some  Holders,  which may include the  Remarketing  Agent,  without shares being  redeemed from the accounts of other Holders.  Notwithstanding  the foregoing, if any certificates for Series C Preferred Shares are not held by the
Securities Depository or its nominee, the shares to be redeemed will be selected by the Corporation by lot.

     (d) Notice of Redemption.

          (i) The  Corporation  will give 30 days'  Notice of  Redemption.  Such notice  shall  be  given  by  telephone  or  facsimile,  to the  Securities
     Depository  (and  any  other  record  holder),  the  Paying  Agent  and the
     Remarketing  Agent,  and promptly  confirmed  in writing.  In the event the
     Corporation  obtains  appropriate  exemptive or  no-action  relief from the
     Commission,  the number of days' notice required for a mandatory redemption may be reduced by the Board of  Directors of the  Corporation  to as few as
     two  Business  Days if Moody's and S&P each has agreed in writing  that the revised notice provision would not adversely affect its then current rating of the Series C Preferred Shares.  The Paying Agent will use its reasonable efforts to provide  telephonic  notice to each Holder of Series C Preferred
     Shares  called for  redemption  not later than the close of business on the
     Business Day on which the Paying Agent determines the shares to be redeemed
     (as described above) (or, during a Non-Payment  Period with respect to such shares,  not  later  than  the  close  of  business  on  the  Business  Day immediately  following the day on which the Paying Agent receives Notice of
     Redemption from the Corporation).  Such telephonic notice will be confirmed promptly  in  writing  not later  than the close of  business  on the third
     Business Day  preceding  the  redemption  date by notice sent by the Paying
     Agent to each  Holder of record of Series C  Preferred  Shares  called  for redemption, the Remarketing Agent and the Securities Depository.

          (ii) Every  Notice of  Redemption  and other  redemption  notice  with respect to Series C Preferred  Shares will state (A) the  redemption  date,
     (B) the  number  of  Series C  Preferred  Shares  to be  redeemed,  (C) the redemption price, (D) that dividends on the Series C Preferred Shares to be redeemed will cease to accumulate as of such  redemption  date, and (E) the provision of the Articles pursuant to which such shares are being redeemed.
     No defect in the Notice of Redemption or other redemption  notice or in the transmittal  or  the  mailing  thereof  will  affect  the  validity  of the redemption proceedings, except as required by applicable law.

          (iii) Series C Preferred Shares,  the Holders of which shall have been given  Notice  of  Redemption,  will  not  be  transferable  outside  of  a
     Remarketing.

     (e) Other Redemption Procedures.

          (i) To the extent that any  redemption  for which Notice of Redemption has been given is not made by reason of the  absence  of legally  available funds therefor,  such redemption will be made as soon as practicable to the extent such funds become  available.  Failure to redeem  Series C Preferred
     Shares  will be deemed to exist at any time  after the date  specified  for redemption  in a Notice  of  Redemption  when the  Corporation  shall  have failed, for any reason  whatsoever,  to deposit with the Paying Agent funds with  respect to any shares for which such  Notice of  Redemption  has been given.  Notwithstanding the fact that the Corporation may not have redeemed
     Series C Preferred  Shares for which a Notice of Redemption has been given, dividends  may be declared and paid on such shares and will  include  those shares for which Notice of Redemption has been given.

          (ii) Upon the deposit of funds sufficient to redeem Series C Preferred
     Shares with the Paying  Agent and the giving of Notice of  Redemption,  all rights of the Holders of the shares so called for redemption will cease and terminate,  except the right of the Holders thereof to receive the Optional
     Redemption Price or the Mandatory Redemption Price, as the case may be, but without any interest or other additional amount (except for the late charge described  under Part I,  Section  3(g)  hereof),  and such  shares will no longer be deemed  Outstanding  for any  purpose.  The  Corporation  will be entitled to receive from the Paying  Agent,  promptly  after the date fixed for  redemption,  any cash deposited with the Paying Agent in excess of (A)
     the aggregate  redemption price of the Series C Preferred Shares called for redemption  on such  date and (B) all other  amounts  to which  Holders  of
     Series C Preferred Shares called for redemption may be entitled.  Any funds so deposited that are unclaimed at the end of 90 days from such  redemption date will,  to the extent  permitted by law, be repaid to the  Corporation, after  which time the  holders of Series C  Preferred  Shares so called for redemption  will look only to the Corporation for payment of the redemption price and all other amounts to which they may be entitled.  The Corporation will be  entitled  to  receive,  from time to time after the date fixed for redemption, any interest on the funds so deposited.

          (iii) Nothing  contained in the Articles limits any legal right of the
     Corporation  or any  affiliate  to purchase or otherwise  acquire  Series C
     Preferred  Shares outside of a Remarketing at any price,  whether higher or lower than the Optional Redemption Price or Mandatory  Redemption Price, so
     long as, at the time of any such  purchase,  there is no  arrearage  in the payment of dividends on any outstanding  preferred stock of the Corporation and the  Corporation is in compliance  with the 1940 Act Asset Coverage and has assets with a Discounted Value at least equal, in the aggregate, to the
     Preferred  Share  Basic  Maintenance  Amount  after  giving  effect to such purchase  or  acquisition  on  the  date  thereof.  Any  shares  which  are purchased,  redeemed or otherwise acquired by the Corporation shall have no voting rights. If fewer than all the Outstanding  Series C Preferred Shares are  redeemed or otherwise  acquired by the  Corporation,  the  Corporation shall give notice of such  transaction  in accordance  with the  procedures agreed  upon by the Board of  Directors.  Subject to Section 18 of the 1940
     Act and the Series C  Preferred  Share  Provisions,  any Series C Preferred
     Shares redeemed or otherwise acquired by the Corporation may be reissued by the  Corporation;  provided,  however,  that  after  giving  effect to such reissuance  the  Corporation  shall have Eligible  Assets with an aggregate
     Discounted  Value at least equal to the Preferred  Share Basic  Maintenance
     Amount.

          (iv) The  Corporation  has the right to arrange for others to purchase from the Holders thereof Series C Preferred Shares which are to be redeemed as described in paragraph 4(a) above.

          (v) The  Remarketing  Agent may,  in its sole  discretion,  modify the procedures concerning notification of redemption described above so long as any such modification does not adversely affect the Holders of the Series C
     Preferred Shares.

          (vi) In  effecting  any  redemption  pursuant  to this  Section 4, the
     Corporation  shall  use its best  efforts  to  comply  with all  applicable procedural conditions precedent to effecting such redemption under the 1940
     Act and Minnesota law, but shall effect no redemption  except in accordance with the 1940 Act and Minnesota law.

5.   Liquidation

     (a) Upon a  liquidation,  dissolution  or winding up of the  affairs of the
Corporation, whether voluntary or involuntary, the Holders of Series C Preferred
Shares then  Outstanding  will be  entitled,  whether  from  capital or surplus, before any assets of the Corporation  will be distributed  among or paid over to the  holders of the  Common  Stock or any other  class of  capital  stock of the
Corporation junior to the Series C Preferred Shares as to liquidation  payments, to be paid an amount equal to the  liquidation  preference  with respect to such shares. The liquidation  preference for Series C Preferred Shares is $50,000 per share  plus an amount  equal to all  accumulated  but unpaid  dividends  thereon
(whether  or not  earned  or  declared)  to the  date of final  distribution  in same-day funds,  together with any payments required to be made pursuant to Part
I,  Section  3(i)  of this  Statement  in  connection  with  liquidation  of the
Corporation.  After any such payment,  the Holders of Series C Preferred  Shares will not be entitled to any further  participation in any distribution of assets of the Corporation. If, upon any such liquidation,  dissolution or winding up of the  Corporation,  the assets of the  Corporation  shall be insufficient to make such full  payments  to the  Holders  of Series C  Preferred  Shares  and to the
holders of any shares of  preferred  stock of the  Corporation  with  preference rights  ranking as to  liquidation,  dissolution or winding up, on a parity with the Series C Preferred  Shares,  then such assets will be  distributed  pro rata among the  holders of Series C  Preferred  Shares  and any other such  preferred stock.

     (b) Neither the  consolidation  nor the merger of the  Corporation  with or into any other entity or entities nor a reorganization  of the Corporation alone nor the sale, lease or transfer by the Corporation of all or  substantially  all of its  assets  shall  be  deemed  to be a  dissolution  or  liquidation  of the
Corporation.

6.   Voting Rights

     (a) Except as  otherwise  indicated in the Articles and except as otherwise required by applicable law, Holders of Series C Preferred Shares will have equal voting  rights with  holders of shares of Common  Stock and any other  preferred stock  (one vote per  share) and will vote  together  with  holders of shares of
Common Stock and any other preferred stock as a single class.

     (b) In connection with the election of the Corporation's Directors, holders of shares of preferred stock,  including  Holders of Series C Preferred  Shares, voting as a separate class,  shall be entitled to elect two of the Corporation's
Directors,  and the remaining  Directors will be elected by holders of shares of
Common  Stock and  shares of  preferred  stock,  including  Holders  of Series C
Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding shares of preferred stock, including Series C Preferred
Shares, shall be unpaid in an amount equal to two full years' dividends thereon, then  the  number  of  Directors  constituting  the  Board  of  Directors  shall automatically  be increased by the smallest  number that,  when added to the two
Directors  elected  exclusively  by the  holders of shares of  preferred  stock, including  Holders of Series C  Preferred  Shares,  as  described  above,  would constitute a majority of the Board of Directors as so increased by such smallest number; and at a special meeting of shareholders,  which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be  elected,  the holders of shares of  preferred  stock,  including  Holders of
Series C Preferred Shares, voting as a separate class, will be entitled to elect the  smallest  number  of  additional  Directors  that,  together  with  the two
Directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the  Corporation as so increased.
The  terms  of  office  of the  persons  who are  Directors  at the time of that election will continue. If the Corporation  thereafter shall pay, or declare and set apart for payment,  in full all dividends payable on all outstanding  shares of preferred stock,  including Series C Preferred Shares,  for all past dividend periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the  additional  Directors  elected by the  holders of shares of preferred stock,  including  Holders of Series C Preferred Shares (but not of the Directors  with respect to whose election the holders of Common Stock were  entitled to vote or the two  Directors  the holders of shares of preferred stock,  including Holders of Series C Preferred Shares,  have the right to elect in any event) will  terminate  automatically.  If at any time the holders of any series of preferred stock other than the Series C Preferred  Shares are entitled under the 1940 Act to elect a majority of the Board of  Directors,  then Holders of Series C Preferred  Shares  will have equal  voting  rights  with  holders of shares of such other series (one vote per share) with respect to the election of the Corporation's Directors.

     (c) (i) So long as any  Series C  Preferred  Shares  are  outstanding,  the
Corporation shall not, without the affirmative vote or consent of the Holders of a majority of the Outstanding  Series C Preferred  Shares in person or by proxy, either  in  writing  or at a  meeting  (voting  separately  as one  class):  (A)
authorize, create or issue any class or series of stock ranking prior to or on a parity  with the  Series C  Preferred  Shares  with  respect  to the  payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs of the  Corporation,  or  increase  the  authorized  amount of
Series C Preferred  Shares  (except that,  notwithstanding  the  foregoing,  but subject  to the  provisions  of  Section  9(a)(iv)  of this Part I, the Board of
Directors,  without  the vote or  consent of the  Holders of Series C  Preferred
Shares, may from time to time authorize and create, and the Corporation may from time to time issue,  classes or series of  preferred  stock  ranking on a parity with the Series C Preferred  Shares with respect to the payment of dividends and the  distribution of assets upon  dissolution,  liquidation or winding up of the affairs of the Corporation,  subject to continuing compliance by the Corporation with the 1940 Act Asset Coverage and Preferred  Share Basic  Maintenance  Amount
requirements,  provided that the Corporation  obtains written  confirmation from
Moody's (if  Moody's is then  rating the Series C Preferred  Shares) and S&P (if
S&P is then rating the Series C Preferred  Shares) that the issuance of any such additional  class or series  would not impair the rating  then  assigned by such rating  agency  or  agencies,  as the case  may be,  to the  Series C  Preferred
Shares);  (B) amend,  alter or repeal the provisions of the Articles,  including this Statement,  whether by merger,  consolidation or otherwise, so as to affect any preference,  right or power of such Series C Preferred Shares or the Holders thereof;  provided that the  authorization,  creation and issuance of classes or series of stock ranking junior to the Series C Preferred  Shares with respect to the  payment of  dividends  and the  distribution  of assets  upon  dissolution, liquidation or winding up of the affairs of the Corporation,  will not be deemed to affect such preferences,  rights or powers unless such issuance would, at the time thereof,  cause the  Corporation not to satisfy the 1940 Act Asset Coverage or the  Preferred  Shares  Basic  Maintenance  Amount;  or (C) file a  voluntary application for relief under federal  bankruptcy law or any similar  application under state law for so long as the  Corporation  is solvent and does not foresee becoming insolvent.

          (ii) To the extent permitted by Minnesota law, the Board of Directors, without the vote or consent of the  Holders of Series C  Preferred  Shares, may from  time to time  amend,  alter or  repeal  any or all of the  rating agency guidelines  described herein, and any such amendment,  alteration or repeal  will not be deemed to affect the  preferences,  rights or powers of
     Series C Preferred  Shares or the Holders  thereof,  provided  the Board of
     Directors receives written  confirmation from Moody's and S&P that any such amendment,  alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the Series C Preferred Shares.

     (d) Unless  otherwise  required  by law,  the Holders of Series C Preferred
Shares shall not have any relative rights or preferences or other special rights other  than  those  specifically  set  forth  herein.  The  Holders  of Series C
Preferred Shares shall have no preemptive rights or rights to cumulative voting.
In the event that the  Corporation  fails to pay any  dividends  on the Series C
Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 6.

     (e)  Unless  a  higher  percentage  is  specifically  provided  for  in the
Articles,  the affirmative  vote of the Holders of a majority of the outstanding
Series C  Preferred  Shares,  voting as a separate  class,  shall be required to approve  any plan of  reorganization  (as such term is  defined in the 1940 Act)
adversely  affecting  such  shares or any action  requiring  a vote of  security holders of the  Corporation  under Section 13(a) of the 1940 Act. In the event a vote of  Holders  of Series C  Preferred  Shares  is  required  pursuant  to the provisions  of Section  13(a) of the 1940 Act, the  Corporation  (i) shall,  not later  than ten  Business  Days  prior to the date on which  such  vote is to be taken,  notify  Moody's  and S&P that such vote is to be taken and the nature of the action  with  respect to which such vote is to be taken,  and (ii) not later than three Business Days after the date of such vote,  notify Moody's and S&P of the results of such vote.

     (f) The foregoing voting provisions will not apply with respect to Series C
Preferred  Shares  if,  at or prior to the time  when a vote is  required,  such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

7.   Asset Maintenance

     (a) 1940 Act Asset Coverage. The Corporation will maintain, with respect to
Series C Preferred  Shares,  as of the last  Business Day of each month in which any Series C Preferred Shares are Outstanding, 1940 Act Asset Coverage.

     (b) Preferred Share Basic Maintenance Amount. So long as Series C Preferred
Shares are Outstanding,  the Corporation will maintain as of each Valuation Date
Eligible Assets having in the aggregate a Discounted Value at least equal to the
Preferred Share Basic Maintenance Amount.

     (c)  Minimum  Liquidity  Level.  The  Corporation  will  have,  as of  each
Valuation  Date,  Deposit  Securities  with maturities or tender dates not later than the day preceding the first respective Dividend Payment Date (collectively,
"Dividend  Coverage Assets") that follows such Valuation Date and having a value of not less than the Dividend Coverage Amount (the "Minimum  Liquidity  Level").
If,  as of each  Valuation  Date,  the  Corporation  does not have the  required
Dividend Coverage Assets, the Corporation shall, as soon as practicable,  adjust its portfolio in order to meet the Minimum  Liquidity  Level, but only if S&P is then rating the Series C Preferred Shares. The "Dividend Coverage Amount," as of
any  Valuation  Date,  means (i) the  aggregate  amount of  dividends  that will accumulate  on each Series C Preferred  Share to (but not  including)  the first
Dividend  Payment Date for such share that follows such  Valuation Date plus any liabilities of the  Corporation  that are required to be paid on or prior to the next  Dividend  Payment  Date for such share,  less (ii) the  combined  value of
Deposit Securities  irrevocably deposited for the payment of dividends on Series
C Preferred Shares.  "Deposit Securities" means cash,  Receivables for Municipal
Obligations  Sold (as  defined  above in Part I,  Section 1 under "S&P  Discount
Factor")  which  become due before the  Dividend  Payment  Date,  interest  with respect to Municipal Obligations which is payable to the Corporation prior to or on such Dividend Payment Date, and Municipal  Obligations rated at least A-1+ or
SP-1+ by S&P, except that, for purposes of the requirements  regarding  Optional
Redemption  and the  definition of  "Outstanding,"  as set forth in Section 1 of this Part I, such Municipal Obligations shall be considered "Deposit Securities"
only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's.  The definitions of
"Deposit Securities,"  "Dividend Coverage Assets" and "Dividend Coverage Amount"
may be  changed  from  time  to  time  by the  Corporation  without  shareholder approval,  but only in the event the Corporation  receives written  confirmation from S&P that any such change would not impair the ratings then  assigned by S&P to the Series C Preferred Shares.

8.   Compliance Procedures for Asset Maintenance

     (a)  As  of  each  Valuation  Date,  the  Corporation  shall  determine  in accordance  with the  procedures  specified  herein (i) the Market Value of each
Eligible Asset owned by the Corporation on that date, (ii) the Discounted  Value of each such Eligible Asset using  discount  factors the ranges of which are set forth herein,  (iii) whether the Corporation has Moody's Eligible Assets and S&P
Eligible Assets with a Discounted Value at least equal, in the aggregate, to the
Preferred Share Basic Maintenance  Amount as of that date with respect to Series
C Preferred  Shares,  (iv) the Dividend Coverage Assets owned by the Corporation on that date  with  respect  to  Series C  Preferred  Shares,  (v) the  Dividend
Coverage Amount on that date, (vi) whether the Minimum Liquidity Level is met as of that date with respect to Series C Preferred  Shares,  (vii) the value of the total assets of the Corporation,  less all  liabilities,  (viii) statutory asset coverage on that date, and (ix) whether the 1940 Act Asset Coverage is met as of that date. In managing the Corporation's  portfolio,  the Adviser will not alter the composition of the  Corporation's  portfolio if, in the reasonable belief of the Adviser, the effect of any such alteration would be to cause the Corporation to  have  Eligible  Assets  with  an  aggregate  Discounted  Value,  as  of  the immediately  preceding  Valuation  Date,  less than the  Preferred  Share  Basic
Maintenance  Amount as of such Valuation Date;  provided,  however,  that in the event that,  as of the  immediately  preceding  Valuation  Date,  the  aggregate
Discounted  Value of the  Corporation's  Eligible  Assets exceeded the Preferred
Share Basic  Maintenance  Amount by five  percent or less,  the Adviser will not alter the  composition  of the  Corporation's  portfolio in a manner  reasonably expected to reduce the aggregate Discounted Value of the Corporation's  Eligible
Assets unless the Corporation  shall have confirmed that, after giving effect to such alteration,  the aggregate  Discounted Value of the Corporation's  Eligible
Assets would exceed the Preferred Share Basic Maintenance Amount.

     (b) If the  Corporation  does not maintain as of any Valuation Date Moody's
Eligible  Assets and S&P Eligible Assets with an aggregate  Discounted  Value at least equal to the Preferred Share Basic  Maintenance  Amount or the Corporation
fails to meet,  as of the last  Business  Day of the  month,  the 1940 Act Asset
Coverage,  then the Corporation  shall, by the Preferred Share Basic Maintenance
Cure Date or 1940 Act Cure Date, as the case may be, (i) change the  composition of the portfolio of Municipal Obligations or (ii) purchase shares of outstanding preferred stock of the Corporation, including Series C Preferred Shares, outside of a Remarketing,  or both, so that the Preferred Share Basic Maintenance Amount and 1940 Act Asset  Coverage  would be met on a pro forma  basis as of such Cure
Date.  Any  such  purchase  of  shares  of  outstanding  preferred  stock of the
Corporation,  including Series C Preferred Shares, outside of a Remarketing must be made in compliance  with the applicable  requirements of the 1940 Act and the rules and regulations thereunder.

     (c) For purposes of determining  whether any such asset maintenance test is met,  no  shares  of  preferred  stock of the  Corporation,  including  Series C
Preferred  Shares,  shall  be  deemed  to be  outstanding  for  purposes  of any computation if, prior to or concurrently  with the  determination  of such asset maintenance  test, (i) the requisite  funds for the redemption of any such share shall have been deposited in trust with the  Remarketing  Agent for that purpose and the requisite  notice of  redemption  shall have been given or (ii) any such share  shall  have  been  redeemed,  purchased  or  otherwise  acquired  by  the
Corporation.

     (d) Such determinations, as of any date as to which they are made, shall be set forth in  Certificates of Preferred  Share Basic  Maintenance  Amount (which will include a determination  of items (i) through (iii) in Section 8(a) above),
Minimum  Liquidity  Level  (which  will  include a  determination  of items (iv)
through  (vi) in Section  8(a)  above) and 1940 Act Asset  Coverage  (which will include a determination  of items (vii) through (ix) in Section 8(a) above),  as the case may be. On or before the third  Business Day after a Valuation  Date on which the Corporation  fails to meet any asset maintenance test, the Corporation is required to deliver to the  Remarketing  Agent,  S&P and Moody's the relevant
Certificates  of Preferred Share Basic  Maintenance  Amount,  Minimum  Liquidity
Level and 1940 Act Asset Coverage, as the case may be.

     (e) The Corporation will also deliver Certificates of Preferred Share Basic
Maintenance  Amount,  Minimum Liquidity Level and 1940 Act Asset Coverage (i) to
the Remarketing  Agent,  S&P and Moody's as of the Date of Original  Issue,  any
Cure Date and the last Business Day of each fiscal  quarter of the  Corporation, in each case on or before the third Business Day after such day; (ii) to Moody's or S&P on or before the third Business Day after any day on which the Discounted
Value of Moody's Eligible Assets or S&P Eligible Assets, respectively,  is equal to or less than the Preferred Share Basic Maintenance  Amount or does not exceed the Preferred Share Basic  Maintenance  Amount by more than 5%; (iii) to Moody's on or before the third Business Day after the Corporation  redeems any shares of
Common  Stock;  and (iv) for the  first  year  after  issuance  of the  Series C
Preferred  Shares,  to S&P and the Remarketing  Agent as of the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding  Business
Day) and the last  Business  Day of each  month,  in each case on or before  the third Business Day after such day.

     (f) Within ten Business Days after delivery of such report  relating to the last  Business  Day of each fiscal year end of the  Corporation,  and within ten
Business  Days after  delivery of such  report  relating to the Date of Original
Issue and any Cure Date, the Corporation will deliver to the Remarketing  Agent,
S&P and Moody's a letter prepared by the Corporation's  independent  accountants regarding the accuracy of the  calculations  made by the Corporation in its most recent  Certificates  of  Preferred  Share  Basic  Maintenance  Amount,  Minimum
Liquidity Level and the 1940 Act Asset Coverage and in Certificates of Preferred
Share  Basic  Maintenance  Amount,  Minimum  Liquidity  Level and 1940 Act Asset
Coverage on a Valuation  Date during such fiscal year selected at random by such accountants.  If any  such  letter  prepared  by the  Corporation's  independent accountants shows that an error was made in any of the most recent  Certificates of Preferred Share Basic  Maintenance  Amount,  Minimum Liquidity Level and 1940
Act Asset Coverage,  the calculation or determination  made by the Corporation's independent  accountants  will be conclusive and binding on the  Corporation and notice of such discrepancy shall be given in writing to each of Moody's and S&P.

     (g)  The  letter  referred  to in  subsection  (f)  will  confirm  (i)  the mathematical accuracy of the calculations  reflected in the related Certificates of Preferred Share Basic  Maintenance  Amount,  Minimum Liquidity Level and 1940
Act Asset Coverage,  (ii) that the method used by the Corporation in determining whether or not the Preferred Share Basic Maintenance  Amount,  Minimum Liquidity
Level and 1940 Act Asset  Coverage are met is in accordance  with the applicable requirements of the  Corporation's  Series C Preferred Share  Provisions,  (iii)
that the written price quotations used by the Corporation in such  determination conform to the written quotations obtained by the Corporation in accordance with the  applicable  requirements  of the  Corporation's  Series C  Preferred  Share
Provisions,  and (iv) that the assets  listed as  Eligible  Assets and  Dividend
Coverage  Assets in the  Preferred  Share Basic  Maintenance  Amount and Minimum
Liquidity Level tests conform to the description of Eligible Assets and Dividend
Coverage  Assets,  as the case may be, set forth in the  Corporation's  Series C
Preferred Share Provisions.

     (h) The Corporation  shall give prompt written notice to S&P and to Moody's of (i) any material  change to the Articles of the  Corporation,  including  the
Series C Preferred Share Provisions, or the by-laws of the Corporation, (ii) any failure  by the  Corporation  to  declare  or pay any  dividend  on the Series C
Preferred  Shares,  (iii) any  issuance  of a notice of  optional  or  mandatory redemption of the Series C Preferred  Shares,  (iv) the assumption of control of the Board of Directors of the Corporation by holders of preferred stock pursuant to Section 6(b) of Part I of the Series C Preferred  Share  Provisions,  (v) the
unavailability of pricing information with respect to the Municipal  Obligations in the Corporation's portfolio, whether pursuant to a pricing service or through dealer bids, (vi) any change in any pricing service utilized by the Corporation,
(vii) any Dividend Period in which the Applicable  Dividend Rate is greater than or  equal  to 95% of the  "AA"  Composite  Commercial  Paper  Rate,  (viii)  the designation by the Board of Directors of any Special Dividend  Period,  (ix) any
person's  acquisition,  to the  knowledge  of  the  Corporation,  of  beneficial ownership  of 5% or more of any  class of the  Corporation's  voting  securities
(including the Series C Preferred  Shares),  (x) any change in the index used in determining the Reference Rate, (xi) any tax changes that affect the calculation of the Gross up Payment, and (xii) any change in the Corporation's Adviser.

9.   Certain Other Restrictions

     (a) For so long as any  Series  C  Preferred  Shares  are  Outstanding  and
Moody's and S&P are rating such shares,  the Corporation will not, unless it has received  written  confirmation  from Moody's and S&P, as appropriate,  that any such  action  would not impair the ratings  then  assigned by Moody's and S&P to
Series  C  Preferred  Shares,  engage  in any  one  or  more  of  the  following transactions:

          (i) borrow money,  except that the Corporation may, without  obtaining the written  confirmation  described above, borrow money for the purpose of clearing  securities  transactions if the Preferred Share Basic Maintenance
     Amount  would  continue  to  be  satisfied  after  giving  effect  to  such borrowing, provided that so long as any Series C Preferred Shares are rated by  Moody's,  such  borrowing  will not exceed 5% of the value of the total assets of the Corporation, will be required to be repaid within 60 days and will not be extendable or renewable;

          (ii) engage in any short sales of securities;

          (iii) lend securities; or

          (iv) issue any class of stock ranking prior to or on a parity with the
     Series  C  Preferred  Shares  with  respect  to  paying  dividends  or  the distribution of assets upon  dissolution,  liquidation or winding up of the
     Corporation.

     (b) For so long as Series C Preferred  Shares are rated by Moody's and such shares remain  Outstanding,  the  Corporation  will not,  except as necessary to effect Closing  Transactions,  engage in  transactions in options on securities, futures  contracts or options on futures  contracts,  except that, in connection with  Moody's  Hedging  Transactions,  (i) the  Corporation  may buy call or put option contracts, (ii) the Corporation may write covered call options, and (iii)
the Corporation may write put options, in each case on securities.  For purposes of valuation of Moody's  Eligible Assets,  (i) if the Corporation  writes a call option,  the  underlying  asset will be valued as follows:  (A) if the option is exchange-traded  and may be offset  readily or if the option  expires before the earliest possible redemption date of the Series C Preferred Shares, at the lower of the  Discounted  Value of the  underlying  security and exercise price of the option or (B) otherwise,  it has no value; (ii) if the Corporation  writes a put option,  the  underlying  asset  will be valued as  follows:  the  lesser of (A)
exercise price and (B) the  Discounted  Value of the  underlying  security;  and
(iii) call or put option contracts which the Corporation buys have no value. For so long as Series C Preferred  Shares are rated by Moody's,  (i) the Corporation will not engage in options transactions for leveraging or speculative  purposes;
(ii) the Corporation  will not write any  anticipatory  call options pursuant to which the  Corporation  hedges the  anticipated  purchase  of an asset  prior to completion of such purchase; (iii) the Corporation will not enter into an option unless,  after giving effect  thereto,  the  Corporation  would continue to have
Moody's  Eligible Assets with an aggregate  Discounted Value equal to or greater than the Preferred Share Basic Maintenance Amount; (iv) the Corporation will not enter  into an  option  unless  after  giving  effect  to such  transaction  the
Corporation would continue to be in compliance with Section 7(b) of this Part I;
(v) for purposes of the Series C Preferred Share Basic Maintenance  Amount,  (A)
assets  in margin  accounts  are not  Moody's  Eligible  Assets,  (B) 10% of the
settlement price of assets sold under a futures  contract,  the settlement price of assets  purchased  under a futures  contract and the  settlement  price of an underlying  futures  contract if the  Corporation  writes put options on futures contracts  will  constitute  liabilities  of  the  Corporation,  and  (C) if the
Corporation  writes  call  options  on  futures  contracts  and does not own the underlying  futures  contract,  105% of the fair market value of the  underlying futures  contract  will  constitute  a liability  of the  Corporation;  (vi) the
Corporation shall write only  exchange-traded  options on exchanges  approved by
Moody's; (vii) where delivery may be made to the Corporation with any of a class of securities,  the Corporation shall assume for purposes of the Preferred Share
Basic Maintenance Amount that it takes delivery of that security which yields it the least value;  (viii) the Corporation  will not engage in forward  contracts;
(ix) the Corporation will enter into future contracts as sellers only if it owns the underlying securities;  and (x) there shall be a quarterly audit made of the
Corporation's futures and options transactions by the Corporation's  independent accountants  to  confirm  that  the  Corporation  is in  compliance  with  these standards.  Notwithstanding  the foregoing  restrictions on options and futures, the  Corporation may engage in such  transactions  if the  Corporation  receives written  confirmation  from Moody's that the action the Corporation  proposes to take would not impair the rating then assigned to the Series C Preferred Shares.

     (c) For so long as  Series C  Preferred  Shares  are  rated by S&P and such shares remain  Outstanding,  the Corporation  will not merge or consolidate with any other corporation or change pricing services.  In addition,  the Corporation will  not  purchase  or sell  futures  contracts  or  options  thereon  or write unsecured put or uncovered call options on portfolio securities, except that (i)
the  Corporation  may  engage  in any  S&P  Hedging  Transactions  based  on the
Municipal Index,  provided that (A) the Corporation  shall not engage in any S&P
Hedging   Transactions   based  on  the  Municipal  Index  (other  than  Closing
Transactions)  which would cause the Corporation at the time of such transaction to own or have  sold the  least  of (1)  more  than  1,000  outstanding  futures contracts based on the Municipal Index, (2) outstanding  futures contracts based on the  Municipal  Index and on Treasury  Bonds  exceeding  in number 25% of the quotient of the fair market value of the  Corporation's  total assets divided by
100,000,  or (3)  outstanding  futures  contracts  based on the Municipal  Index exceeding in number 10% of the average number of daily traded futures  contracts based on the  Municipal  Index in the month prior to the time of effecting  such transaction as reported by The Wall Street Journal; and (ii) the Corporation may
engage in S&P Hedging  Transactions  based on Treasury Bonds,  provided that (A)
the  Corporation  shall not  engage  in any S&P  Hedging  Transactions  based on
Treasury  Bonds  (other  than  Closing   Transactions)  which  would  cause  the
Corporation  at the time of such  transaction  to own or have sold the lesser of
(1) outstanding  futures  contracts based on Treasury Bonds and on the Municipal
Index  exceeding  in number 25% of the  quotient of the fair market value of the
Corporation's  total  assets  divided  by  100,000  or (2)  outstanding  futures contracts  based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures  contracts based on Treasury Bonds in the month prior to the time of effecting such  transaction as reported by The Wall Street  Journal.
For so long as Series C Preferred  Shares are rated by S&P, the Corporation will engage in Closing  Transactions  to close out any outstanding  futures  contract which the Corporation  owns or has sold or any outstanding  option thereon owned by the Corporation in the event (i) the  Corporation  does not have S&P Eligible
Assets with an aggregate Discounted Value equal to or greater than the Preferred
Share Basic Maintenance  Amount on two consecutive  Valuation Dates and (ii) the
Corporation  is required to pay  Variation  Margin on the second such  Valuation
Date. For so long as Series C Preferred Shares are rated by S&P, the Corporation will  engage  in a Closing  Transaction  to close  out any  outstanding  futures contract or option  thereon in the month prior to the  delivery  month under the terms of such futures  contract or option thereon unless the  Corporation  holds securities  deliverable  under such  terms.  For  purposes  of  determining  S&P
Eligible  Assets  to  determine   compliance  with  the  Preferred  Share  Basic
Maintenance  Amount, no amounts on deposit with the  Corporations,  custodian or broker  representing  Initial  Margin or Variation  Margin shall  constitute S&P
Eligible Assets. For so long as Series C Preferred Shares are rated by S&P, when the Corporation writes a futures contract or option thereon, it will maintain an amount of cash,  cash  equivalents or short-term,  fixed-income  securities in a segregated  account  with the  Corporation's  custodian,  so that the  amount so segregated  plus the amount of Initial  Margin and Variation  Margin held in the account of the Corporation's  broker equals the fair market value of the futures contract,  except that in the event the Corporation writes a futures contract or
option  thereon  which  requires  delivery  of  an  underlying   security,   the
Corporation shall hold such underlying  security.  Notwithstanding the foregoing restrictions, the Corporation may engage in such transactions if the Corporation receives written  confirmation from S&P that the action the Corporation proposes to take  would not impair the rating  then  assigned  to the Series C  Preferred
Shares.

                                     PART II

1.   Remarketing Schedule

     Each Remarketing  shall take place over a two-day period  consisting of the
Remarketing  Date  and  the  Settlement  Date.  Such  dates  or  the  method  of establishing  such dates shall be determined by the Board of Directors from time to time.

2.   Advance Notice of Allocation of Taxable Income

     Whenever the Corporation  intends to include any net capital gains or other income  taxable for  federal  income tax  purposes  to any  dividend on Series C
Preferred  Shares,  the Corporation  intends to notify the Remarketing Agent and the  Paying  Agent of the  amount  to be so  included  seven  days  prior to the
Remarketing  on which the  Applicable  Dividend  Rate for such dividend is to be established.  Whenever  the  Remarketing  Agent  receives  such  notice from the
Corporation, it will in turn notify the Holders of Series C Preferred Shares and prospective  purchasers  believed by it to be interested in purchasing  Series C
Preferred Shares in such Remarketing.

3.   Procedure for Tendering

     (a) Each Series C Preferred  Share is subject to Tender and Dividend  Reset at the end of each Dividend  Period in the  Remarketing  which  commences on the
Remarketing Date immediately prior to the end of the current Dividend Period. By
9:00 a.m., New York City time, on each such  Remarketing  Date, the  Remarketing
Agent shall,  after  canvassing  the market and  considering  prevailing  market conditions  at the time for Series C Preferred  Shares and  similar  securities, provide Beneficial Owners of Series C Preferred Shares  non-binding  indications of the Applicable  Dividend Rate for such shares for the next succeeding  28-day
Dividend  Period;  provided  that, if the Board of Directors has  designated the next Dividend Period as a Special  Dividend Period,  the Remarketing  Agent will provide to Beneficial  Owners a non-binding  indication  only of the  Applicable
Dividend Rate for such Special Dividend Period.  The actual Applicable  Dividend
Rate for such  Dividend  Period  may be  greater  than or less than the rate per annum  indicated  in such  non-binding  indications  (but not  greater  than the applicable  Maximum  Dividend  Rate) and will not be  determined  until  after a
Holder is required to elect to hold or sell its Series C  Preferred  Shares.  By
12:00 noon, New York City time, on such Remarketing  Date, each Holder of Series
C  Preferred  Shares  must  notify the  Remarketing  Agent of its  desire,  on a share-by-share basis, either to tender such Series C Preferred Shares at a price of $50,000  per share or to  continue  to hold such share for the next  Dividend
Period. Any notice given to the Remarketing Agent to tender or hold shares for a particular  Dividend  Period shall be  irrevocable  and may not be waived by the
Remarketing Agent, except that the Remarketing Agent may, in its sole discretion
(i) at the  request  of a Holder  that has  tendered  one or more  shares to the
Remarketing Agent, waive such Holder's tender, and thereby enable such Holder to continue  to hold  the  share  or  shares  for a  28-day  Dividend  Period  or a designated  Special Dividend Period, if applicable,  as agreed to by such Holder and the  Remarketing  Agent at such time, so long as such  tendering  Holder has indicated  to the  Remarketing  Agent that it would  accept  the new  Applicable
Dividend Rate for such Dividend  Period,  such waiver to be contingent  upon the
Remarketing Agent's ability to remarket all shares tendered in such Remarketing, and (ii) at the  request of a Holder that has elected to hold one or more of its
Series C Preferred  Shares,  waive such Holder's  election with respect thereto.
Notwithstanding  the  foregoing,   any  holder  or  prospective   purchaser  may
informally  indicate  to the  Remarketing  Agent its  Applicable  Dividend  Rate
preferences.  The Applicable Dividend Rate with respect to a Dividend Period may be greater or less than such informal rate preferences.

     (b) The  right of each  Holder  to tender  Series C  Preferred  Shares in a
Remarketing  shall be  limited  to the  extent  that (i) the  Remarketing  Agent conducts a Remarketing pursuant to the terms of the Remarketing Agreement,  (ii)
shares tendered have not been called for  redemption,  and (iii) the Remarketing
Agent is able to find a purchaser or purchasers for tendered  Series C Preferred
Shares  at an  Applicable  Dividend  Rate  for a  28-day  Dividend  Period  or a
designated  Special  Dividend  Period,  if any, not in excess of any  applicable
Maximum Dividend Rate.

4.   Determination of Applicable Dividend Rates

     (a) By 3:00  p.m.,  New York  City  time,  on each  Remarketing  Date,  the
Remarketing  Agent shall  determine the Applicable  Dividend Rate to the nearest one-thousandth  (0.001) of one percent per annum for the next  Dividend  Period.
The Applicable Dividend Rate for each such Dividend Period,  except as otherwise required  herein,  shall be the  dividend  rate per annum which the  Remarketing
Agent determines,  in its sole judgment,  to be the lowest rate that will enable it to remarket on behalf of the Holders thereof of the Series C Preferred Shares in such  Remarketing and tendered to it on such  Remarketing  Date at a price of
$50,000 per share.

     (b) If no  Applicable  Dividend  Rate  shall  have  been  established  on a
Remarketing Date in a Remarketing for the next Dividend  Period,  for any reason
(other than because there is no Remarketing  Agent or the  Remarketing  Agent is not required to conduct a Remarketing  pursuant to the terms of the  Remarketing
Agreement),  then the  Remarketing  Agent,  in its sole  discretion,  shall,  if necessary  and except  during a  Non-Payment  Period,  after taking into account market  conditions as reflected in the  prevailing  yields on fixed and variable rate taxable and tax-exempt debt  securities and the prevailing  dividend yields of fixed and variable rate preferred  stock,  determine the Applicable  Dividend
Rate which that would be the rate per annum that would be the  initial  dividend rate fixed in an  offering  on such  Remarketing  Date,  assuming in each case a comparable  dividend  period,  issuer and security.  If there is no  Remarketing because there is no Remarketing  Agent or the Remarketing  Agent is not required to conduct a Remarketing  pursuant to the Remarketing  Agreement,  then,  except during a Non-Payment  Period,  the  Applicable  Dividend Rate for the subsequent
Dividend Period and for each subsequent Dividend Period for which no Remarketing takes place because of the foregoing  shall be the applicable  Maximum  Dividend
Rate and the next  succeeding  Dividend  Period  shall be a  Seven-day  Dividend
Period.

     (c) In determining  such Applicable  Dividend Rate, the  Remarketing  Agent shall,  after  taking  into  account  market  conditions  as  reflected  in  the prevailing  yields  on fixed and  variable  rate  taxable  and  tax-exempt  debt securities  and the  prevailing  dividend  yields  of fixed  and  variable  rate preferred stocks determined for the purpose of providing non-binding indications of the Applicable Dividend Rate to Holders and potential  purchasers of Series C
Preferred Shares,  (i) consider the number of Series C Preferred Shares tendered and the number of Series C Preferred Shares potential  purchasers are willing to purchase,  and (ii)  contact by telephone  or  otherwise  current and  potential
Holders of Series C Preferred  Shares to ascertain  the dividend  rates at which they would be willing to hold Series C Preferred Shares.

     (d) The  Applicable  Dividend  Rate shall be determined as aforesaid by the
Remarketing Agent in its sole discretion  (except as otherwise  provided in this
Statement  with  respect  to an  Applicable  Dividend  Rate  that  shall  be the
Non-Payment  Period Rate or the Maximum  Dividend  Rate) and shall be conclusive and binding on Holders.

     (e) Except during a Non-Payment  Period,  the Applicable  Dividend Rate for
any Dividend Period shall not be more than the applicable Maximum Dividend Rate.

5.   Allocation of Shares: Failure to Remarket at $50,000 Per Share

     (a) If the  Remarketing  Agent is unable to remarket by 1:00 p.m., New York
City time, on a Settlement Date all Series C Preferred  Shares tendered to it in the related  Remarketing  at a price of $50,000 per share,  (i) each Holder that tendered or was deemed to have tendered Series C Preferred Shares for sale shall sell a number of Series C Preferred  Shares on a pro rata  basis,  to the extent practicable,  or by lot,  as  determined  by the  Remarketing  Agent in its sole discretion,  based  upon the  number of orders to  purchase  Series C  Preferred
Shares in such  Remarketing,  and (ii) the  Dividend  Period will be a Seven-day
Dividend Period and the Applicable  Dividend Rate for such Dividend Period shall be the Maximum Dividend Rate for a Seven-day Dividend Period.

     (b) If the allocation  procedures  described above would result in the sale of a fraction of a Series C Preferred Share, the Remarketing Agent shall, in its sole  discretion,  round up or down the number of Series C Preferred Shares sold by each Holder on the  applicable  Settlement  Date so that each share sold by a
Holder shall be a whole Series C Preferred Share, and the total number of shares sold equals the total number of shares purchased on such Settlement Date.

6.   Notification of Results; Settlement

     (a) Subject to a failure to remarket as described in Part II,  Section 5 of this Statement,  by telephone at approximately 3:30 p.m., New York City time, on each  Remarketing  Date,  the  Remarketing  Agent  shall  advise  each Holder of tendered  shares and each purchaser  thereof (or the Agent Member thereof who in turn will  advise  such  Holder or  purchaser)  (i) of the number of shares such
Holder or purchaser is to sell or purchase and (ii) to give  instructions to its
Agent  Member to deliver  such  shares  against  payment  therefor or to pay the purchase price against delivery as appropriate.  The Remarketing Agent will also advise each Holder or  purchaser  that is to continue to hold,  or to  purchase, shares  with  a  Dividend  Period  beginning  on  such  Settlement  Date  of the
Applicable Dividend Rate for such shares.

     (b) In accordance with the Securities  Depository's  normal procedures,  on the  Settlement  Date,  the  transactions  described  above with respect to each
Series C Preferred Share shall be executed through the Securities Depository, if the  Securities  Depository or its nominee  holds or is to hold the  certificate relating to the shares to be purchased, and the accounts of the respective Agent
Members of the  Securities  Depository  shall be debited and credited and shares delivered by book entry as necessary to effect the purchases and sales of Series
C Preferred Shares in the related Remarketing.  Purchasers of Series C Preferred
Shares shall make payment to the Paying Agent in same-day funds against delivery to other purchasers or their nominees of one or more  certificates  representing
Series C Preferred Shares, or, if the Securities Depository or its nominee holds or is to hold the  certificate  relating to the shares to be purchased,  through their  Agent  Members in same-day  funds to the  Securities  Depository  against delivery by book entry of Series C Preferred Shares through their Agent Members.
The  Securities  Depository  shall make  payment in  accordance  with its normal procedures.  If the certificate for Series C Preferred Shares is not held by the
Securities  Depository or its nominee,  payment with respect to such shares will be made in same-day funds to the Paying Agent against  delivery of  certificates for such shares.  As long as the Securities  Depository or its nominee holds the certificates  representing the Series C Preferred Shares, no share  certificates will need to be  delivered  by any  selling  Holder to reflect  any  transfer of
Series C Preferred Shares effected in a Remarketing.

     (c) If any Holder selling Series C Preferred Shares in a Remarketing  fails to deliver such shares, the Agent Member of such selling Holder and of any other person that was to have purchased  Series C Preferred Shares in such Remarketing may deliver to any such other person a number of whole Series C Preferred Shares that is less than the number of shares that  otherwise  was to be  purchased  by such  person.  In such event,  the number of Series C Preferred  Shares to be so delivered  shall be  determined  by such Agent  Member.  Delivery of such lesser number of Series C Preferred Shares shall constitute good delivery.

     (d) The Remarketing  Agent, the Paying Agent and the Securities  Depository
each will use its reasonable  commercial efforts to meet the timing requirements set forth in  paragraphs  (a) and (b) above;  provided  that,  in the event that there is a delay in the occurrence of any delivery or other event connected with a  Remarketing,  the  Remarketing  Agent,  the Paying  Agent and the  Securities
Depository each will use its reasonable  commercial  efforts to accommodate such delay in furtherance of the Remarketing.

     (e) Notwithstanding any of the foregoing  provisions of this Section 6, the
Remarketing Agent may, in its sole discretion,  modify the settlement procedures set forth above with respect to any Remarketing,  provided any such modification does not  adversely  affect  the  Holders  of Series C  Preferred  Shares or the
Corporation.

7.   Purchase of Preferred Shares by Remarketing Agent

     The  Remarketing  Agent may purchase for its own account Series C Preferred
Shares in a  Remarketing,  provided  that it  purchases  all tendered (or deemed tendered)  Series  C  Preferred  Shares  not sold in such  Remarketing  to other purchasers and that the  Applicable  Dividend Rate  established  with respect to such shares in such  Remarketing is no higher than the Applicable  Dividend Rate that would have been established if the Remarketing Agent had not purchased such shares. Except as provided in the previous sentence, the Remarketing Agent shall not be obligated to purchase any Series C Preferred  Shares that would otherwise remain  unsold in a  Remarketing.  If the  Remarketing  Agent  owns any Series C
Preferred Shares subject to a Remarketing  immediately prior to such Remarketing and if all Series C Preferred Shares tendered for sale by other owners have been sold in such Remarketing, then the Remarketing Agent may sell such number of its shares in such Remarketing as there are outstanding orders to purchase that have not been  filled by  shares  tendered  for sale by other  Holders.  Neither  the
Corporation,  the Paying Agent nor the  Remarketing  Agent shall be obligated in any case to provide funds to make payment to a Holder upon such Holder's  tender of its Series C Preferred Shares in a Remarketing.

8.   Applicable Dividend Rate During a Non-Payment Period

     So long as a Non-Payment Period shall continue, paragraphs 1, 2, 3, 4, 5, 6 and 7 of this Part II shall not be  applicable  to any of the Series C Preferred
Shares  and the  Series C  Preferred  Shares  shall not be subject to Tender and
Dividend  Reset and the  Applicable  Dividend  Rate for such shares shall be the
Non-Payment Period Rate.

9.   Transfers

     As a condition  precedent to  purchasing  Series C Preferred  Shares in any offering,  in any  Remarketing  or outside any  Remarketing,  each  purchaser of
Series C Preferred Shares, or an Agent Member on behalf of such purchaser, shall be required to sign and deliver a Master Purchaser's  Letter. The sufficiency of any Master  Purchaser's  Letter is to be determined by the Remarketing  Agent in its sole discretion. In a Master Purchaser's Letter, such purchaser, or an Agent
Member on behalf of such purchaser shall agree,  among other things,  (a) unless the  Corporation  has  elected,  during a  Non-Payment  Period,  to  waive  this requirement,  to have its ownership of Series C Preferred  Shares  maintained in book entry form by the  Securities  Depository,  for the account of a designated
Agent  Member  which,  in  turn,  shall  maintain  records  of such  purchaser's
beneficial   ownership,   (b)  to  be  conclusively  bound  by  the  remarketing
procedures,  including the Remarketing  Agent's  determination of the Applicable
Dividend  Rate,  (c) that its notice to tender  Series C  Preferred  Shares in a
Remarketing shall constitute an irrevocable  offer,  except as set forth in such
Master  Purchaser's  Letter,  to sell the shares  specified  in such  notice and authorization to the Remarketing agent to sell, transfer or otherwise dispose of such  shares as set forth  herein,  and (d)  unless the  Corporation  shall have elected,  during a  Non-Payment  Period,  to waive  this  requirement,  to sell, transfer or otherwise  dispose of any Series C Preferred  Shares held by it only pursuant  to orders  placed in  Remarketing  or to a person  that has signed and delivered a Master  Purchaser's  Letter as provided herein,  and, in the case of any  transfer  other than  pursuant  to a  Remarketing,  to ensure that an Agent
Member advises the Remarketing Agent of such transfer. The Agent Member shall be authorized and instructed to disclose to the Remarketing Agent and/or the Paying
Agent such information with respect to such purchaser's  beneficial ownership as the Remarketing Agent or the Paying Agent shall request.

10.  Miscellaneous

     To the extent  permitted by  applicable  law, the Board of Directors of the
Corporation  may  interpret  or adjust  the  provisions  hereof to  resolve  any inconsistency or ambiguity, or to remedy any formal defect.

11.  Securities Depository; Stock Certificates

     (a) If there is a Securities  Depository,  one  certificate  for all of the
Series C  Preferred  Shares  shall be issued to the  Securities  Depository  and registered in the name of the  Securities  Depository  or its nominee.  Any such certificate  shall bear a legend to the effect that such  certificate  is issued
subject  to  the  provisions   contained  in  this  Statement  and  each  Master
Purchaser's  Letter.  Unless  the  Corporation  shall  have  elected,  during  a
Non-Payment  Period, to waive this requirement,  the Corporation will also issue stop-transfer  instructions  to the  Paying  Agent  for the  Series C  Preferred
Shares.  Except as provided in paragraph (b) below, the Securities Depository or its  nominee  will be the only  holder  of  certificates  representing  Series C
Preferred  Shares,  and no Holder shall receive  certificates  representing  its ownership interest in such shares.

     (b) If the  Applicable  Dividend Rate  applicable to all Series C Preferred
Shares  shall  be  the  Non-Payment  Period  Rate  or  there  is  no  Securities
Depository, the Corporation may at its option issue one or more new certificates with respect such shares  (without the legend  referred to in paragraph 11(a) of this Part II)  registered  in the names of the  Holders  or their  nominees  and rescind the  stop-transfer  instructions  referred to in paragraph 11(a) of this
Part II with respect to such shares.

     IN WITNESS WHEREOF,  DELAWARE  INVESTMENTS  MINNESOTA MUNICIPAL INCOME FUND
II, INC. has caused these presents to be signed in its name and on its behalf by its _______________[officer  title], and attested by its Secretary, and the said officers of the  Corporation  further  acknowledged  said  instrument  to be the corporate act of the Corporation, and stated under the penalties of perjury that to the best of their  knowledge,  information  and belief the  matters and facts therein set forth with respect to approval  are true in all  material  respects, all on _____________, 2006.

                                   DELAWARE INVESTMENTS MINNESOTA
                                   MUNICIPAL INCOME FUND II, INC.

                                   By:

                                   Name:

                                   Title:

ATTEST:

Secretary

  EXHIBIT D : STATEMENT OF RIGHTS AND PREFERENCES OF SERIES D PREFERRED SHARES

          DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.

          Statement Establishing and Fixing the Rights and Preferences
                 Of Municipal Income Preferred Shares, Series D

     Delaware Investments  Minnesota Municipal Income Fund II, Inc., a Minnesota
corporation  (the  "Corporation"),  certifies  to  the  Secretary  of  State  of
Minnesota that:

     FIRST:  Pursuant to authority expressly vested in the Board of Directors of the  Corporation  by  Article 5 of its  Articles  of  Incorporation  (which,  as hereafter  restated  or  amended  from  time to time  are,  together  with  this
Statement,  herein  called  the  "Articles"),  the Board of  Directors  has,  by resolution adopted at a meeting held on August 17, 2005, authorized the issuance of one series of 300 shares of its authorized  preferred  stock,  par value $.01 per share,  liquidation  preference  $50,000  per share,  designated  "Municipal
Income  Preferred  Shares,  Series D" (such series of Municipal Income Preferred
Shares,  Series D is  referred  to in this  Statement  as  "Series  D  Preferred
Shares"). SECOND: The preferences,  voting powers, restrictions,  limitations as to  dividends,  qualifications,  and terms and  conditions  of redemption of the
Series D Preferred Shares of such series are as follows:

                                   DESIGNATION

     A series of 300  shares of  preferred  stock,  par  value  $.01 per  share, liquidation preference $50,000 per share, is hereby designated "Municipal Income
Preferred   Shares,   Series  D"  (each,  a  "Series  D  Preferred  Share"  and, collectively,  the "Series D Preferred  Shares").  Each Series D Preferred Share
shall:  (i)  be  issued  upon  on  the  closing  of  the   reorganization   (the
"Reorganization") of Delaware  Investments  Minnesota Municipal Income Fund III,
Inc.  ("VYM")  into  the  Corporation  pursuant  to the  Agreement  and  Plan of
Acquisition  dated  _____________,  2005  (the  "Agreement")  by and  among  the
Corporation,   VYM  and  Delaware  Management  Company,  a  series  of  Delaware
Management  Business Trust;  (ii) have a dividend rate for its Initial  Dividend
Period equal to such dividend rate applicable to the Municipal  Income Preferred
Shares  of VYM as of the  closing  date  of the  Reorganization;  (iii)  have an
Initial  Dividend  Period  ending  _________,  2006;  and (iv) have  such  other preferences,  limitations  and  relative  voting  rights,  in  addition to those required by applicable law or set forth in the Articles  applicable to preferred stock  of the  Corporation,  as are  set  forth  in  Part I and  Part II of this
Statement.  The Series D Preferred  Shares shall constitute a separate series of preferred stock of the  Corporation,  and each Series D Preferred Share shall be identical except as provided in Section 4 of Part I of this Statement.

     No holder of Series D Preferred  Shares  shall,  as such  holder,  have any right to acquire,  purchase  or  subscribe  for any Series D  Preferred  Shares, shares of Common Stock,  $.01 par value, of the Corporation or other  securities of the  Corporation  which it may  hereafter  issue or sell  (whether out of the number of shares  authorized by the Articles,  out of any shares acquired by the
Corporation after the issuance thereof, or otherwise).

                                     PART I

1.   Definitions

     "AA Composite  Commercial Paper Rate," on any date of determination,  means
(a) the Interest  Equivalent of the rate on commercial paper placed on behalf of issuers  whose  corporate  bonds  are  rated AA by S&P or Aa by  Moody's  or the equivalent of such rating by another  nationally  recognized  statistical rating organization, as such rate is made available on a discount basis or otherwise by the Federal Reserve Bank of New York for the Business Day immediately  preceding such date,  or (b) in the event that the Federal  Reserve  Bank of New York does not make  available  such a rate,  then the  arithmetic  average of the Interest
Equivalent of the rate on commercial paper placed on behalf of such issuers,  as quoted on a discount basis or otherwise by the  Commercial  Paper Dealers to the
Remarketing  Agent for the close of business  on the  Business  Day  immediately preceding  such date.  If one of the  Commercial  Paper Dealers does not quote a rate  required to  determine  the AA  Composite  Commercial  Paper Rate,  the AA
Composite Commercial Paper Rate will be determined on the basis of the quotation or quotations furnished by any Substitute  Commercial Paper Dealer or Substitute
Commercial  Paper Dealers  selected by the  Corporation  to provide such rate or rates not being  supplied  by the  Commercial  Paper  Dealer.  If the  number of
Dividend  Period  Days shall be (a) fewer  than 49 days,  such rate shall be the
Interest  Equivalent of the 30-day rate on such commercial paper; (b) 49 or more days but fewer than 70 days,  such rate shall be the Interest  Equivalent of the
60-day  rate on such  commercial  paper;  (c) 70 or more days but fewer  than 85 days,  such rate shall be the arithmetic  average of the Interest  Equivalent of the 60-day and 90-day rates on such  commercial  paper;  (d) 85 or more days but fewer than 91 days,  such rate shall be the  Interest  Equivalent  of the 90-day rate on such commercial paper; and (e) 91 days but less than one year, such rate shall be the Interest Equivalent of the 180-day rate on such commercial paper.

     "Additional  Dividend"  means  payment  to a Holder of  Series D  Preferred
Shares of an amount  which,  after taking into account the  Retroactive  Taxable
Allocations  made to such Holder with  respect to the taxable  year in question, would cause such  Holder's  dividends in dollars  (after  federal and  Minnesota personal  income tax  consequences,  as defined below) to be equal to the dollar amount of the  dividends  which  would have been  received by such Holder if the
Retroactive  Taxable  Allocations had not been made.  Such  Additional  Dividend shall be calculated (a) without  consideration  being given to the time value of money,  (b) assuming  that no Holder of Series D Preferred  Shares is subject to the  federal or  Minnesota  alternative  minimum tax with  respect to  dividends received from the Corporation, (c) assuming the portion of the dividend to which each  Retroactive  Taxable  Allocation  applies would be taxable in the hands of each Holder of Series D Preferred  Shares at (i) in the case of an allocation of capital  gains,  the maximum  marginal  combined  regular  federal and Minnesota income tax rate  (taking into account the federal  income tax  deductibility  of state taxes paid or incurred) on net capital gains  applicable to individuals or corporations  in effect  during  the  taxable  year in  question,  whichever  is greater,  or (ii) in the case of an allocation of ordinary  income,  the maximum marginal  combined  regular  federal and Minnesota  income tax rate (taking into account the federal income tax deductibility of state taxes paid or incurred) on ordinary  income  applicable to individuals or corporations in effect during the taxable year in question,  whichever is greater, and (d) assuming the Additional
Dividend will not be subject to federal or state income tax.

     "Administrator"  means Delaware Service Company, Inc. and any additional or successor  companies or entities  which have entered into an agreement  with the
Corporation to provide administrative services to the Corporation.

     "Adviser" means Delaware  Management  Company ("DMC"), a series of Delaware
Management  Business Trust, a statutory trust formed under the laws of the State of  Delaware,  with its  principal  place of  business at One  Commerce  Square,
Philadelphia, PA 19103.

     "Agent Member" means a designated member of the Securities  Depository that will maintain  records for a beneficial  owner of one or more Series D Preferred
Shares.

     "Agreement"   means   the   Agreement   and  Plan  of   Acquisition   dated
______________,  2005 by and  among  Delaware  Investments  Minnesota  Municipal
Income Fund III, Inc., the Corporation and the Adviser.

     "Anticipation  Notes" means the  following  obligations:  tax  anticipation notes, revenue anticipation notes, and tax and revenue anticipation notes.

     "Applicable  Dividend  Rate" means,  with  respect to the Initial  Dividend
Period,  the initial  dividend rate per annum described in the  "Designation" of this Statement and, with respect to any subsequent Dividend Period, the dividend rate per  annum  that (a)  except  for a  Dividend  Period  commencing  during a
Non-Payment  Period,  will be equal to the lower of the rate per annum  that the
Remarketing  Agent advises results on the  Remarketing  Date preceding the first day of such Dividend Period from  implementation  of the remarketing  procedures described  herein  in Part II and the  Maximum  Dividend  Rate,  or (b) for each
Dividend Period  commencing  during a Non-Payment  Period,  will be equal to the
Non-Payment Period Rate.

     "Applicable  Percentage" means the percentage of the Reference Rate on each
Remarketing  Date,  which will be determined  with reference to the lower of the credit rating assigned on such date to the Series D Preferred  Shares by Moody's and S&P (or, if Moody's or S&P, or both,  shall not make such rating  available, the  equivalent of either or both of such ratings by a Substitute  Rating Agency or two  Substitute  Rating  Agencies  or, in the event that only one such rating shall be available, such rating), as follows:

        Credit Ratings                 Applicable Percentage of Reference Rate
    Moody's               S&P
aa3 or higher          AA- or higher                  110%
a3 to a1               A- to A+                       125%
baa3 to baa1           BBB- to BB+                    150%
ba3 to ba1             BB- to BB+                     200%
below ba3              Below BB-                      250%

; provided,  however,  that in the event the Corporation has notified the Paying
Agent and the  Remarketing  Agent of its intent to allocate  income  taxable for federal  income tax  purposes  to the  Series D  Preferred  Shares  prior to the
Remarketing  establishing  the  Applicable  Dividend  Rate for such shares,  the applicable  percentage in the foregoing table shall be divided by the quantity 1 minus (a) in the case of capital gains dividends,  the maximum marginal combined regular  federal and Minnesota  income tax rate (taking into account the federal income tax  deductibility  of state  taxes paid or  incurred)  on capital  gains applicable to individuals or corporations,  whichever is greater,  or (b) in the case of ordinary income dividends, the maximum marginal combined regular federal and  Minnesota  income tax rate  (taking  into  account the  federal  income tax deductibility of state taxes paid or incurred) on ordinary income  applicable to individuals or corporations, whichever is greater. If the ratings for the Series
D  Preferred  Shares  are  split  between  two of the  foregoing  credit  rating categories, the lower rating will determine the prevailing rating.

     "Articles"  means  the  Articles  of  Incorporation,  as  amended,  of  the
Corporation, including this Statement.

     "Beneficial  Owner" means a person who is listed as the beneficial owner of one or more  Series D Preferred  Shares on the  records of the Paying  Agent or, with respect to any Series D Preferred  Shares not registered in the name of the
Securities Depository on the share transfer books of the Corporation, the person in whose name such share is so registered.

     "Board  of  Directors"  or  "Board"  means the  Board of  Directors  of the
Corporation.

     "Business  Day" means a day on which the New York Stock  Exchange,  Inc. is open for trading  and which is neither a  Saturday,  Sunday nor any other day on which banks in the City of New York are authorized or obligated by law to close.

     "Closing Transaction" means the termination of a futures contract or option position by taking an equal position opposite thereto in the same delivery month as such initial position being terminated.

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Commercial  Paper Dealers" means Citigroup  Global Markets,  Inc. and such other  dealers as the  Corporation  may from time to time appoint or, in lieu of any thereof, their respective affiliates or successors.

     "Commission" means the Securities and Exchange Commission.

     "Common  Stock" means the common shares,  par value $.01 per share,  of the
Corporation.

     "Date of  Original  Issue"  means,  with  respect to any Series D Preferred
Share, the date on which the Corporation originally issued such share.

     "Deposit  Securities"  has the meaning set forth in Part I, Section 7(c) of this Statement.

     "Directors" shall mean members of the Board of Directors.

     "Discount  Factor"  means a  Moody's  Discount  Factor  or an S&P  Discount
Factor, as the case may be.

     "Discounted  Value" of any asset of the Corporation  means the market value thereof,  as  determined  by the  Corporation  in  accordance  with the  Pricing
Service,  discounted by the applicable  Moody's  Discount Factor or S&P Discount
Factor,  as the case may be, in  connection  with the  Corporation's  receipt of ratings on the Series D Preferred  Shares from  Moody's and S&P,  provided  that with respect to a Moody's Eligible Asset,  Discounted Value shall not exceed the par value of such asset at any time.

     "Dividend  Coverage  Amount" has the  meaning set forth in Part I,  Section
7(c) of this Statement.

     "Dividend  Coverage  Assets" has the  meaning set forth in Part I,  Section
7(c) of this Statement.

     "Dividend  Payment Date" has the meaning  described in Part I, Section 3(e)
of this Statement.

     "Dividend  Period" means a Seven-day  Dividend  Period,  a 28-day  Dividend
Period or a Special Dividend Period.

     "DTC" means The Depository Trust Company,  which will register the Series D
Preferred Shares in the name of its nominee, Cede & Co.

     "Eligible  Assets" means Moody's Eligible Assets or S&P Eligible Assets, as the case may be.

     "Holder" of Series D Preferred Shares means,  unless the context  otherwise requires,  a person  who is listed in the  records  of the  Paying  Agent as the beneficial owner of one or more Series D Preferred Shares.

     "Initial  Dividend Period" means the period commencing on and including the
Date of Original Issue and ending _________, 2006.

     "Initial  Margin" means the amount of cash or securities  deposited  with a futures  commission  merchant  as a  good  faith  deposit  at  the  time  of the initiation of a purchase or sale position with respect to a futures  contract or a sale position with respect to an option position thereon.

     "Interest  Equivalent" means a yield on a 360-day basis of a discount basis security which is equal to the yield on an equivalent interest-bearing security.

     "IRS" means the Internal Revenue Service.

     "Mandatory  Redemption  Price" means  $50,000 per Series D Preferred  Share plus an amount equal to accumulated but unpaid dividends  thereon to the date of redemption (whether or not earned or declared).

     "Marginal Tax Rate" means the maximum marginal  regular federal  individual income tax rate  applicable to ordinary income or the maximum  marginal  regular federal corporate income tax rate, whichever is greater.

     "Market  Value" of any asset of the  Corporation  means  the  market  value thereof  determined  by the  Pricing  Service.  Market  Value of any asset shall include any interest  accrued  thereon.  The Pricing  Service  values  portfolio securities  at the mean  between  the  quoted  bid and asked  price or the yield
equivalent  when  quotations  are  readily   available.   Securities  for  which
quotations  are not readily  available are valued at fair value as determined by the Pricing  Service using methods  which  include  consideration  of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions.
The Pricing Service may employ  electronic data processing  techniques  and/or a matrix system to determine valuations. In the event the Pricing Service fails to provide a valuation for a portfolio security or, in the judgment of the Adviser, provides a valuation  which is incorrect,  Market Value of such  security  shall mean the lower of two independent bid price quotations  received from members of the National  Association of Securities Dealers,  Inc. who make a market in such security, one of which shall be in writing.

     "Maximum  Dividend  Rate"  means a  maximum  dividend  rate  for  Series  D
Preferred Shares determined with reference to the credit rating assigned to such shares and the duration of the applicable  Dividend Period. The Maximum Dividend
Rate for any Dividend Period at any date on which an Applicable Dividend Rate is determined will be the Applicable Percentage of the Reference Rate.

     "Maximum  Potential  Additional  Dividend  Liability,"  as of any Valuation
Date,  means the aggregate  amount of Additional  Dividends that would be due if the Corporation were to make Retroactive  Taxable  Allocations,  with respect to any  fiscal  year,  estimated  based  upon  dividends  paid  and the  amount  of undistributed  realized net capital gains and other taxable income earned by the
Corporation,  as of the end of the calendar  month  immediately  preceding  such
Valuation Date, and assuming such Additional Dividends are fully taxable.

     "Minimum Liquidity Level" has the meaning set forth in Part I, Section 7(c)
of this Statement.

     "Minnesota Municipal  Obligations" means "Minnesota Municipal  Obligations"
as defined in the  Corporation's  Registration  Statement on Form N-2 (File Nos.
33-60636  and  811-7420)  on file  with  the  Commission,  as such  Registration
Statement may be amended from time to time.

     "Moody's" means Moody's Investors  Service,  Inc., a Delaware  corporation, and its successors.

     "Moody's Discount Factor" means, for purposes of determining the Discounted
Value of any Moody's Eligible Asset,  the percentage  determined by reference to the rating on such asset and the shortest  period set forth opposite such rating that is the same  length as or is longer than the Moody's  Exposure  Period,  in accordance with the table set forth below:

                            Moody's Discount Factors
                                 Rating Category

              Exposure Period                Aaa (1) Aa (1)  A (1)   Baa (1)  Other (2) VMIG-1 (1) (3)(4)  SP-1+ (3) (4)
7 weeks or less............................    151%   159%    168%    202%      229%           136%            148%
8 weeks or less but greater than 7 weeks...    154%   164%    173%    205%      235%           137%            149%
9 weeks or less but greater than 8 weeks...    158%   169%    179%    209%      242%           138%            150%
___________________

(1)  Moody's rating
(2)  Municipal Obligations not rated by Moody's but rated BBB or BBB+ by S&P
(3)  Municipal  Obligations  rated  MIG-1 or VMIG-1 or, if not rated by Moody's, rated  SP-1+ by S&P,  which do not  mature or have a demand  feature at par exercisable in 30 days and which do not have a long-term rating.
(4)  For the  purposes  of the  definition  of Moody's  Eligible  Assets,  these securities will have an assumed rating of A by Moody's.

     Notwithstanding  the  foregoing,  (a) no Moody's  Discount  Factor  will be
applied  to  short-term   Municipal   Obligations  so  long  as  such  Municipal
Obligations  are rated at least MIG-1,  VMIG-1 or P-1 by Moody's which mature or have a demand feature at par exercisable  within the Moody's Exposure Period and the Moody's Discount Factor for such Municipal  Obligations will be 125% so long as such Municipal  Obligations are rated at least A-1+/AA or SP-1+/AA by S&P and mature or have a demand feature at par exercisable  within the Moody's  Exposure
Period;  and  (b) no  Moody's  Discount  Factor  will be  applied  to cash or to
Receivables  for  Municipal   Obligations   Sold.   "Receivables  for  Municipal
Obligations Sold," for purposes of calculating Moody's Eligible Assets as of any
Valuation Date, means no more than the aggregate of the following:  (i) the book value  of  receivables  for  Municipal  Obligations  sold as of or prior to such
Valuation Date if such  receivables are due within the Moody's  Exposure Period, and if the trades  which  generated  such  receivables  are (A) settled  through clearing  house firms with respect to which the  Corporation  has received prior written  authorization from Moody's or (B) with counterparties  having a Moody's long-term debt rating of at least Baa3; and (ii) the Moody's Discounted Value of
Municipal Obligations sold as of or prior to such Valuation Date which generated receivables,  if such receivables are due within the Moody's Exposure Period but do not comply with either of conditions (A) or (B).

     "Moody's  Eligible  Assets" means cash or a Municipal  Obligation  that (a)
pays interest in cash, (b) is publicly rated Baa or better by Moody's or, if not rated by Moody's but rated by S&P, is rated at least BBB by S&P (provided  that, for purposes of determining the Moody's  Discount Factor  applicable to any such
S&P-rated  Municipal  Obligation,   such  Municipal  Obligation  (excluding  any
short-term  Municipal  Obligation) will be deemed to have a Moody's rating which is one full rating  category  lower than its S&P rating),  (c) does not have its rating suspended,  (d) is part of an issue of Minnesota Municipal Obligations of at least  $5,000,000  if rated  Aaa,  Aa or A by  Moody's  (or,  if not rated by
Moody's, rated AAA or AA by S&P), or $10,000,000 if rated Baa by Moody's (or, if not rated by Moody's rated A or BBB by S&P), or is part of an issue of Municipal
Obligations other than Minnesota Municipal  Obligations of at least $10,000,000,
(e) is not a  private  placement,  and  (f) is  not  convertible.  In  addition,
Receivables for Municipal  Obligations Sold (as defined under "Moody's  Discount
Factor") shall constitute Moody's Eligible Assets.  Municipal Obligations in the
Corporation's   portfolio   must  be  within   the   following   diversification
requirements in order to be included within Moody's Eligible Assets:

                           Minimum           Maximum              Maximum                   Maximum
                          Issue Size       Underlying           Issue Type                   County
                       ($ Millions) (2)  Obligor (%) (3)  Concentration (%) (3)(4)(5)  Concentration (%) (3)(6)
          Rating
Aaa.................          5               100                  100                       100
Aa..................          5                20                   60                        60
A...................          5                10                   40                        40
Baa.................         10                 6                   20                        20
Other (1)                    10                 4                   12                        12
__________________

(1)  Municipal securities not rated by Moody's but rated BBB or BBB+ by S&P.

(2)  Applicable to Minnesota Municipal  Obligations only. Municipal  Obligations other than Minnesota Municipal
     Obligations must be part of an issue of at least $10,000,000.

(3)  The  referenced  percentages  represent  cumulative  totals for the related rating category and each lower rating category.

(4)  For  purposes  of  the  issue  type  concentration  requirement,  Municipal
     Obligations  will be  classified  within one of the  following  categories:
     health care issues,  housing  issues,  educational  facilities  (public and private schools)  issues,  student loan issues,  resource  recovery issues, transportation  issues,  industrial  revenue  and  pollution  control  bond issues,  utility issues  (including  water,  sewer and  electric),  general obligation  issues,  lease  obligations and certificates of  participation,
     escrowed  bonds  and  other  issues  ("Other  Issues")   including  special
     obligations to crossover, excise and sales tax revenue, recreation revenue, special assessments,  and telephone revenue bonds only. The following issue types will be further limited as follows for all rating categories  listed:
     student loan issues-10%; resource recovery issues-10%; Other Issues-10%.

(5)  Does not apply to general obligation Municipal Obligations.

(6)  Applicable to general obligation Municipal Obligations only.

     For purposes of the maximum underlying obligor requirement described above, any Municipal  Obligation backed by the guaranty,  letter of credit or insurance issued by a third  party will be deemed to be issued by such third  party if the issuance of such third  party  credit is the sole  determinant  of the rating of such Municipal  Obligation.  In the event any of the Moody's  Eligible Assets in
the  Corporation's   portfolio  consist  of  Municipal  Obligations  other  than
Minnesota  Municipal  Obligations,  then  such  Municipal  Obligations  shall be subject to the  following  requirements  regarding  the  maximum  percentage  of
Moody's Eligible Assets that may be invested in Municipal Obligations of issuers located  in a  particular  state of  United  States  territory:  such  Municipal
Obligations  rated  BBB or BBB+ by S&P may  comprise  no more  than 12% of total
Moody's Eligible Assets; such BBB or BBB+ rated Municipal  Obligations,  if any, together with any such Municipal  Obligations  rated Baa by Moody's or A by S&P, may comprise no more than 20% of total Moody's Eligible Assets;  such BBB, BBB+,
Baa and A-rated Municipal Obligations,  if any, together with any such Municipal
Obligations  rated A by Moody's or AA by S&P,  may  comprise no more than 40% of total Moody's Eligible Assets; and such BBB, BBB+, Baa, A and AA-rated Municipal
Obligations,  if any,  together with any such Municipal  Obligations rated Aa by
Moody's or AAA by S&P, may comprise no more than 60% of total  Moody's  Eligible
Assets; provided,  however, that, notwithstanding the foregoing, no more than an aggregate  of 10% of the  Moody's  Eligible  Assets  may  consist  of  Municipal
Obligations of issuers located in United States  Territories,  other than Puerto
Rico. For purposes of applying the foregoing requirements, Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's,  rated SP-1+ by S&P, which do not mature or have a demand  feature at par  exercisable in 30 days and which do not have a long-term rating, will be considered to have a long-term rating of A.

     For purposes of  calculation  of Minimum  Issue Size,  Underlying  Obligor,
Maximum Issue Type and Maximum County  Concentration,  Moody's  Eligible  Assets
shall be calculated without including cash and Municipal Obligations rated MIG-1 or VMIG-1 or, if not rated by Moody's,  rated SP-1+ by S&P,  which either mature or have a demand feature at par exercisable  with the Moody's  Exposure  Period.
Where the Corporation  sells an asset and agrees to repurchase such asset in the future,  the Discounted  Value of such asset will constitute a Moody's  Eligible
Asset and the amount the  Corporation is required to pay upon repurchase of such asset will count as a liability  for the purposes of the  Preferred  Share Basic
Maintenance Amount. Where the Corporation  purchases an asset and agrees to sell it to a third party in the future,  cash receivable by the  Corporation  thereby will  constitute a Moody's  Eligible  Asset if the long-term  debt of such other party is rated at least A2 by Moody's and such  agreement  has a term of 30 days or less;  otherwise the Discounted Value of such asset will constitute a Moody's
Eligible Asset.

     Notwithstanding  the  foregoing,  an asset will not be considered a Moody's
Eligible  Asset if (a) it is subject to any  material  lien,  mortgage,  pledge, security  interest or security  agreement of any kind  (collectively,  "Liens"), except for (i) Liens  which are being  contested  in good  faith by  appropriate proceedings and which Moody's has indicated to the  Corporation  will not affect the status of such assets as a Moody's Eligible Asset, (ii) Liens for taxes that are not then due and  payable or that can be paid  thereafter  without  penalty,
(iii) Liens to secure  payment  for  services  rendered or cash  advanced to the
Corporation  by  the  Adviser,  the  Paying  Agent,  the  Administrator  or  the
Remarketing Agent and (iv) Liens by virtue of any repurchase  agreement;  or (b)
it is irrevocably  deposited by the  Corporation  for the payment of any amounts set forth in (a)(i) through (a)(vii) under  "Preferred  Share Basic  Maintenance
Amount."

     "Moody's  Exposure  Period"  on a given  Valuation  Date  means the  period commencing on such date and ending 47 days  thereafter,  as such exposure period may be modified by the Board of the  Corporation;  provided,  however,  that the
Corporation  shall have received  confirmation  in writing from Moody's that any such modification shall not adversely affect the then-current  Moody's rating of the Series D Preferred Shares.

     "Moody's  Hedging  Transactions"  means  options  on  securities,   futures
contracts  based on the  Municipal  Index or Treasury  Bonds and options on such futures contracts.

     "Moody's  Volatility  Factor"  means  272%  as long as  there  has  been no increase  enacted to the Marginal  Tax Rate.  If such an increase is enacted but not yet implemented, the Moody's Volatility Factor shall be as follows:

         % Change in Marginal Tax                         Moody's Volatility
                   Rate                                          Factor
         Less than or equal to 5%...............                  292%
         Greater than 5% but less than 10%......                  313%
         Greater than 10% but less than 15%.....                  338%
         Greater than 15% but less than 20%.....                  364%
         Greater than 20% but less than 25%.....                  396%
         Greater than 25% but less than 30%.....                  432%
         Greater than 30% but less than 35%.....                  472%
         Greater than 35% but less than 40%.....                  520%

     "Municipal Index" means The Bond Buyer Municipal Bond Index.

     "Municipal  Obligations"  means  "Municipal  Obligations" as defined in the
Corporation's  Registration  Statement  on Form  N-2  (File  Nos.  33-60636  and
811-7420) on file with the  Commission,  as such  Registration  Statement may be amended from time to time.

     "1940 Act" means the  Investment  Company Act of 1940, as amended from time to time.

     "1940 Act Asset  Coverage"  means asset coverage  (determined in accordance with  Section  18 of the 1940  Act) of at least  200%  with  respect  to  senior securities  which are stock,  including  the Series D Preferred  Shares (or such other asset  coverage as may in the future be specified in or under the 1940 Act as the  minimum  asset  coverage  for  senior  securities  which  are stock of a closed-end  investment  company as a condition of paying dividends on its common stock).

     "1940 Act Cure Date"  means the last  Business  Day of the  calendar  month following the failure by the Corporation to maintain the 1940 Act Asset Coverage as of the  last  Business  Day of any  calendar  month  in  which  any  Series D
Preferred Shares are Outstanding.

     "Non-Call  Period"  has  the  meaning  described  in  "Specific  Redemption
Provisions," below.

     "Non-Payment  Period" has the meaning set forth in Part I,  Section 3(g) of this Statement.

     "Non-Payment Period Rate" has the meaning set forth in Part I, Section 3(g)
of this Statement

     "Notice of Redemption" has the meaning set forth in Part I, Section 4(d) of this Statement.

     "Optional  Redemption Price" means (a) $50,000 per Series D Preferred Share in the case of a  Seven-day  Dividend  Period,  a 28-day  Dividend  Period  or a
Special  Dividend Period of less than 365 days, or (b) with respect to a Special
Dividend  Period  applicable to such series of 365 days or more,  the redemption price set forth in the Specific Redemption  Provisions in connection  therewith;
in each case plus an amount equal to accumulated but unpaid dividends thereon to the date of redemption (whether or not earned or declared).

     "Outstanding"  means, as of any date, Series D Preferred Shares theretofore issued by the Corporation except,  without duplication,  (a) any of the Series D
Preferred Shares  theretofore  canceled or redeemed by the Corporation,  or with respect to which the  Corporation has given notice of redemption and irrevocably deposited  with the  Paying  Agent  sufficient  funds to  redeem  such  Series D
Preferred Shares,  (b) any Series D Preferred Shares as to which the Corporation or any  affiliate  thereof is a Holder,  and (c) any Series D  Preferred  Shares
represented  by any  certificate  in lieu of  which a new  certificate  has been executed and delivered by the Corporation;  provided,  however, that for so long as  Moody's  is rating the Series D  Preferred  Shares,  any Series D  Preferred
Shares  as to which  any  affiliate  of the  Corporation  is a  Holder  shall be considered  Outstanding  for purposes of determining  the Preferred  Share Basic
Maintenance Amount.

     "Paying  Agent" means Bankers Trust  Company,  or any successor  company or entity,  which has entered into a Paying Agent Agreement with the Corporation to act,  among  other  things,  as the  transfer  agent,  registrar,  dividend  and redemption  price  disbursing  agent,  settlement  agent and  agent for  certain notifications  for the  Corporation  in  connection  with the Series D Preferred
Shares in accordance with such agreement.

     "Paying Agent  Agreement" means an agreement to be entered into between the
Corporation and the Paying Agent.

     "Preferred  Share Basic  Maintenance  Amount" as of any Valuation Date with respect to all of the outstanding preferred stock of the Corporation,  including the Series D Preferred  Shares,  means the dollar amount equal to (a) the sum of
(i) the product of the number of shares of  preferred  stock of the  Corporation outstanding  on such  date  multiplied  by the  liquidation  preference  of such preferred stock,  (ii) the aggregate amount of dividends  (whether or not earned or declared) that will have accumulated to (but not including) the next Dividend
Payment  Date that  follows  such  Valuation  Date or a date 47 days  after such
Valuation Date,  whichever is sooner, at the Applicable Dividend Rate, (iii) the amount equal to the Projected  Dividend  Amount (based upon the number of shares of preferred stock of the Corporation outstanding on such date), (iv) the amount of anticipated Corporation expenses for the 90 days subsequent to such Valuation
Date, (v) the premium,  if any, resulting from the designation of a Premium Call
Period,  (vi) the  amount  of the  Corporation's  Maximum  Potential  Additional
Dividend Liability as of such Valuation Date, and (vii) any current  liabilities as of such Valuation Date,  including but not limited to liabilities relating to the payment of the  redemption  price for any shares of  preferred  stock of the
Corporation  for which the  Corporation  has given notice of redemption,  to the extent  not  reflected  in any of (a)(i)  through  (a)(vi)  (including,  without limitation, any amounts described below as required to be treated as liabilities in connection  with the  Corporation's  transactions  in futures and options and including  payables for  Municipal  Obligations  purchased as of such  Valuation
Date); less (b) either (1) the face value of any Corporation  assets irrevocably deposited by the Corporation  for the payment of any of (a)(i) through  (a)(vii)
if, with respect to any such  liability,  such assets mature by the payment date for such liability or by a date 47 days after such Valuation Date,  whichever is sooner,  and are either  securities  issued or  guaranteed  by the United States
Government or have a rating assigned by Moody's of P-1, VMIG1 or MIG-1 (or, with respect to S&P, SP-1+ or A-1+) or (2) the Discounted  Value of such assets.  The
Preferred  Share  Basic  Maintenance  Amount  shall be  calculated  based on all outstanding  preferred stock of the Corporation and, therefore,  for purposes of this  calculation,  defined  terms  will be deemed  to apply to all  outstanding preferred stock of the Corporation as the context requires.

     For purposes of the Preferred Share Basic Maintenance  Amount in connection with  S&P's  rating  of the  Series D  Preferred  Shares,  with  respect  to any transactions by the  Corporation in futures  contracts,  the  Corporation  shall include as liabilities (a) 30% of the aggregate  settlement  value, as marked to market, of any outstanding  futures contracts based on the Municipal Index which are owned by the Corporation plus (b) 25% of the aggregate  settlement value, as marked to market,  of any outstanding  futures contracts based on Treasury Bonds which contracts are owned by the Corporation.

     For purposes of the Preferred Share Basic Maintenance  Amount in connection with  Moody's  rating of the  Series D  Preferred  Shares,  with  respect to any transactions  by the  Corporation  in  futures  contracts,  options  on  futures contracts and securities  options,  the Corporation shall include as liabilities
(a) 10% of the exercise  price of a call option written by the  Corporation  and
(b) the exercise price of any written put option.

     "Preferred Share Basic  Maintenance Cure Date" means the third Business Day after a failure by the  Corporation  to have  Eligible  Assets with an aggregate
Discounted Value at least equal to the Preferred Share Basic Maintenance  Amount on any Valuation Date.

     "Preferred Share Provisions" means the rights and preferences of the Series
D Preferred  Shares  established  by this  Statement  establishing  the Series D
Preferred Shares.

     "Premium  Call Period" has the meaning  described  in "Specific  Redemption
Provisions," below.

     "Pricing  Service" means S&P Pricing Services or such other pricing service as may be designated from time to time by the Board of Directors, provided that, for so long as Series D  Preferred  Shares  are  rated by  Moody's  and S&P,  no pricing service shall be so designated  without the prior consent of Moody's and
S&P.

     "Projected  Dividend Amount" means,  with respect to the Series D Preferred
Shares,  on any  Valuation  Date the  aggregate  amount of dividends  that would accumulate on all outstanding preferred stock of the Corporation,  including the
Series D Preferred  Shares,  during the period  beginning  on the next  Dividend
Payment Date that follows such Valuation Date and ending on a date 47 days after such Valuation Date at a dividend rate equal to the Maximum  Dividend Rate for a
Dividend  Period of 28 days or less (or at the  Non-Payment  Period Rate if such calculation is made during a Non-Payment Period) multiplied by the larger of the
Moody's  Volatility  Factor or the S&P Volatility Factor determined from time to time by Moody's and S&P,  respectively.  The Projected  Dividend Amount shall be calculated  based on all outstanding  preferred  stock of the  Corporation  and, therefore,  for purposes of this  calculation,  defined  terms will be deemed to apply to all  outstanding  preferred  stock of the  Corporation  as the  context requires.

     A "record  holder" of Series D Preferred  Shares shall mean the  Securities
Depository  or its nominee or such other  person or persons  listed in the stock transfer books of the Corporation as the registered holder of one or more Series
D Preferred Shares.

     "Reference Rate" means (a) with respect to any Dividend Period of less than one year,  the higher of the applicable AA Composite  Commercial  Paper Rate and the Taxable  Equivalent  of the  Short-Term  Municipal  Bond Rate,  and (b) with respect to any Special Dividend Period of one year or longer, the Treasury Rate.

     "Remarketing"  means each periodic operation of the process for remarketing
Series D Preferred Shares, as described in Part II of this Statement.

     "Remarketing Agent" means Citigroup Global Markets, Inc. and any additional or successor companies or entities which have entered into an agreement with the
Corporation to follow the remarketing procedures for the purposes of determining the Applicable Dividend Rate.

     "Remarketing  Agreement"  means the  agreement  entered  into  between  the
Corporation and the Remarketing Agent which provides,  among other things,  that the Remarketing  Agent will follow certain  procedures for remarketing  Series D
Preferred  Shares on behalf of the Holders as provided in the Series D Preferred
Share  Provisions  for the purpose of determining  the Applicable  Dividend Rate that will enable the  Remarketing  Agent to remarket  Series D Preferred  Shares tendered to it at $50,000 per share for the next applicable Dividend Period.

     "Remarketing Date," means the last Business Day of a Dividend Period.

     "Reorganization"  means  the  reorganization  of VYM into  the  Corporation pursuant to the Agreement.

     "Retroactive  Taxable  Allocation"  has the  meaning  set  forth in Part I,
Section 3(i) of this Statement.

     "S&P" means  Standard & Poor's,  a division of The  McGraw-Hill  Companies,
Inc., and its successors.

     "S&P Discount  Factor" means,  for purposes of  calculating  the Discounted
Value of any S&P Eligible Asset,  the percentage  determined by reference to the rating on such asset and the  shortest S&P  Exposure  Period set forth  opposite such rating that is the same length as or is longer than the S&P Exposure Period on the date of such determination, in accordance with the table set forth below:

                                          S&P Discount Factors
                                             Rating Category
                           ----------------------------------------------------
                           ------------ ------------ ------------- ------------
Exposure Period                AAA          AA            A            BBB

40 Business Days.........       205%         210%         225%          265%
22 Business Days.........       185          190          205           245
10 Business Days.........       170          175          190           230
7 Business Days..........       165          170          185           225
3 Business Days..........       145          150          165           205

     Notwithstanding  the foregoing,  (a) the S&P Discount Factor for short-term
Municipal  Obligations will be 115%, provided such Municipal Obligations must be rated A-1+ or SP-1+ by S&P and mature or have a demand feature exercisable in 30 days or less, or 125% if such Municipal Obligations are not rated by S&P but are rated  VMIG-1,  P-1 or MIG-1 by  Moody's  and  mature  or have a demand  feature exercisable in 30 days or less; provided,  however,  that any such Moody's-rated short-term  Municipal  Obligations which have demand features exercisable within
30 days or less  must be backed by a letter of  credit,  liquidity  facility  or guarantee  from  a  bank  or  other  financial  institution  and  such  bank  or institution  must  have a  short-term  rating  of at least  A-1+  from S&P ; and
further provided that such Moody's-rated  short-term  Municipal  Obligations may comprise no more than 50% of short-term  Municipal  Obligations  that qualify as
S&P Eligible  Assets,  and (b) no S&P Discount Factor will be applied to cash or to Receivables  for Municipal  Obligations  Sold. For purposes of the foregoing,
Anticipation Notes rated SP-1+ or, if not rated by S&P, rated MIG-1 or VMIG-1 by
Moody's,  which do not mature or have a demand feature at par  exercisable in 30 days and  which do not  have a  long-term  rating,  shall  be  considered  to be short-term Municipal Obligations.  "Receivables for Municipal Obligations Sold,"
for purposes of calculating S&P Eligible Assets as of any Valuation Date,  means the book value of receivables for Municipal  Obligations  sold as of or prior to such  Valuation  Date if such  receivables  are due within five business days of such Valuation Date.

     "S&P Eligible Assets" means cash (excluding any cash irrevocably  deposited by the  Corporation  for the  payment of any  liabilities  within the meaning of
Preferred Share Basic Maintenance Amount), Receivables for Municipal Obligations
Sold (as defined  above under "S&P Discount  Factor") or a Municipal  Obligation that is:  (a)  issued  by any of the 50  states,  U.S.  territories,  and  their subdivisions, counties, cities, towns, villages, school districts, and agencies, such as  authorities  and  special  districts  created by the states and certain federally sponsored agencies such as local housing authorities (payments made on
Municipal  Obligations  are exempt  from  federal  income tax and are  generally exempt  from  state and  local  taxes in the state of  issuance);  (b)  interest bearing and pays interest at least  semi-annually;  (c) payable in U.S. dollars;
(d)  publicly  rated  BBB or  higher by S&P or, if not rated by S&P but rated by
Moody's, rated at least A by Moody's; provided that such Moody's-rated Municipal
Obligations  will be included in S&P Eligible Assets only to the extent the fair market value of such Municipal  Obligations does not exceed 50% of the aggregate fair market value of the S&P Eligible  Assets (for purposes of  determining  the
S&P Discount Factors applicable to such Moody's-rated Municipal Obligations, any such  Municipal  Obligations  will be deemed to have an S&P rating  which is one full  rating  category  lower  than  its  Moody's  rating);  (e)  not a  private placement;  (f) part of an issue  with an  original  issue  size of at least $10 million or, if of an issue with an original  issue size below $10 million but in no event lower than $5 million,  be issued by an issuer with a total of at least
$50  million  of  issues   outstanding;   and  (g)  owned  by  the  Corporation.
Notwithstanding the foregoing:

          (a) Municipal  Obligations  of any one issuer or guarantor  (excluding bond insurers)  will be considered  S&P Eligible  Assets only to the extent the fair market value of such Municipal  Obligations does not exceed 10% of the aggregate fair market value of the S&P Eligible  Assets,  provided that
     2% is added to the applicable S&P Discount Factor for every 1% by which the fair market value of such Municipal Obligations exceeds 5% of the aggregate fair market value of the S&P Eligible Assets.

          (b)  Municipal  Obligations  of any one issue  type  category  will be considered S&P Eligible  Assets only to the extent the fair market value of such Municipal Obligations does not exceed 20% of the aggregate fair market value of S&P Eligible Assets.  For purposes of this requirement,  Municipal
     Obligations will be classified into one of the following categories: health care issues,  housing issues,  educational  facilities issues, student loan issues,  transportation issues,  industrial development bond issues, public power utilities issues, water and sewer utilities issues, special utilities issues,  general obligation issues,  lease obligations,  escrowed bonds and other  issues  not  falling  within one of the  aforementioned  categories.
     Furthermore,  special  utilities issues that are not rated by S&P- will not be considered S&P Eligible Assets.

          (c)  Non-Minnesota   Municipal  Obligations  will  be  considered  S&P
     Eligible  Assets only to the extent the fair market value of such Municipal
     Obligations  does not exceed 20% of the aggregate  fair market value of S&P
     Eligible Assets.

     "S&P Exposure Period" on a given Valuation Date means the period commencing on such date and ending three Business Days thereafter,  as such exposure period may be modified by the Board of Directors of the Corporation; provided, however, that any such  modification  shall not  adversely  affect the  then-current  S&P rating of the Series D Preferred Shares.

     "S&P Hedging Transaction" means a purchase or sale position with respect to futures  contracts based on the Municipal Index or Treasury Bonds, a purchase of a put or call option on such contracts,  or the sale of a covered call option or a secured put option on such contracts or on Municipal Obligations.

     "S&P  Volatility  Factor" means,  depending  upon the applicable  Reference
Rate, the following percentages:

         Rate                                                         Percentage
Taxable Equivalent of the Short-Term Municipal Bond Rate............       277%
30-day "AA" Composite Commercial Paper Rate.........................       228%
60-day "AA" Composite Commercial Paper Rate.........................       228%
Average of 60-day and 90-day "AA" Composite Commercial Paper Rate...       228%
90-day "AA" Composite Commercial Paper Rate.........................       222%
180-day "AA" Composite Commercial Paper Rate........................       217%
1-year U.S. Treasury Bill Rate......................................       198%
2-year U.S. Treasury Note Rate......................................       185%
3-year U.S. Treasury Note Rate......................................       178%
4-year U.S. Treasury Note Rate......................................       171%
5-year U.S. Treasury Note Rate......................................       169%

Notwithstanding  the foregoing,  the S&P  Volatility  Factor may mean such other potential  dividend  rate  increase  factor as S&P  advises the  Corporation  in writing is applicable.

     "Securities  Depository" means DTC or any successor company or other entity selected by the Corporation as securities  depository for the Series D Preferred
Shares  that  agrees to follow the  procedures  required  to be followed by such securities depository in connection with the Series D Preferred Shares.

     "Settlement Date" means the first Business Day after a Remarketing Date.

     "Seven-day  Dividend Period" means (a) any Dividend Period commencing after a failed Remarketing,  or (b) any Dividend Period commencing after the first day of,  and  during,  a  Non-Payment  Period  and,  in all  such  cases,  generally containing seven days.

     "Special Dividend Period" means a Dividend Period  established by the Board of Directors  for the Series D Preferred  Shares as described in Part 1, Section
3(d) of this Statement.

     "Specific  Redemption  Provisions"  means,  with  respect  to  any  Special
Dividend Period of 365 or more days, either, or any combination of, (a) a period
(a "Non-Call Period")  determined by the Board of Directors,  after consultation with the  Remarketing  Agent,  during  which the shares  subject to such Special
Dividend Period are not subject to redemption at the option of the  Corporation, and (b) a period (a "Premium Call Period") consisting of a number of whole years
and  determined  by  the  Board  of  Directors,   after  consultation  with  the
Remarketing Agent,  during each year of which the shares subject to such Special
Dividend Period shall be redeemable at the  Corporation's  option at a price per share equal to $50,000  plus  accumulated  but unpaid  dividends  plus a premium expressed as a percentage  of $50,000 as  determined  by the Board of Directors, after consultation with the Remarketing Agent.

     "Statement"  means this  Statement  Establishing  and Fixing the Rights and
Preferences of Municipal  Income  Preferred  Shares,  Series D, on file with the
Secretary of State of Minnesota.

     "Substitute  Rating Agency" and "Substitute  Rating  Agencies" shall mean a
nationally   recognized   statistical  rating  organization  or  two  nationally
recognized  statistical rating organizations  selected by the Corporation to act as the substitute rating agency or substitute  rating agencies,  as the case may be, to determine the credit ratings of the Series D Preferred Shares.

     "Taxable  Equivalent  of the  Short-Term  Municipal  Bond Rate" on any date means 90% of the  quotient  of (a) the per annum rate  expressed  on an interest equivalent basis equal to the Kenny S&P 30-day High Grade Index or any successor index (the "Kenny  Index"),  made  available  for the Business  Day  immediately preceding  such date but in any event not later  than 8:30  a.m.,  New York City time, on such date by the Pricing Service or any successor  thereto,  based upon
30-day yield evaluations at par of bonds the interest on which is excludable for regular  federal  income tax purposes  under the Code of "high grade"  component issuers  selected by the Pricing Service or any such successor from time to time in its discretion,  which component issuers shall include,  without  limitation, issuers of general  obligation bonds but shall exclude any bonds the interest on which  constitutes an item of tax preference  under Section 57(a)(5) of the Code or successor provisions,  for purposes of the "alternative minimum tax," divided by (b) 1.00 minus the  Marginal  Tax Rate  (expressed  as a decimal);  provided, however, that if the Kenny Index is not made so available by 8:30 a.m., New York
City time,  on such date by the Pricing  Service or any  successor,  the Taxable
Equivalent of the Short-Term  Municipal Bond Rate shall mean the quotient of (i)
the per annum rate expressed on an interest  equivalent  basis equal to the most recent Kenny Index so made available for any preceding  Business Day, divided by
(ii) 1.00 minus the Marginal Tax Rate  (expressed as a decimal).  For so long as
Series D Preferred  Shares are rated by Moody's and/or S&P, the Corporation will not use a successor  index to the Kenny S&P 30-day  High Grade  Index  unless it receives  confirmation  in writing from Moody's  and/or S&P, as the case may be, that the use of such successor index would not impair the then current rating of the Series D Preferred Shares.

     "Tender and Dividend  Reset"  means the process  pursuant to which Series D
Preferred  Shares may be tendered in a Remarketing or held and become subject to the new Applicable  Dividend Rate  determined by the  Remarketing  Agent in such
Remarketing.

     "Treasury  Bonds" means  United  States  Treasury  Bonds backed by the full faith and credit of the United States  government  with remaining  maturities of ten years or more.

     "Treasury Rate," on any date for any Dividend Period, means:

          (a) the  yield  on the most  recently  auctioned  non-callable  direct obligations  of the  U.S.  Government  (excluding  "flower"  bonds)  with a remaining  maturity  within three  months of the duration of such  Dividend
     Period,  as quoted in The Wall Street Journal on such date for the Business
     Day next preceding such date; or

          (b) in the  event  that any  such  rate is not  published  by The Wall
     Street Journal,  then the arithmetic average of the yields (expressed as an interest  equivalent in the case of a Dividend  Period which is one year or less and expressed as a bond  equivalent in the case of any longer Dividend
     Period) on the most recently auctioned  non-callable  direct obligations of the U.S.  Government  (excluding  "flower" bonds) with a remaining maturity within three months of the duration of such Dividend  Period as quoted on a discount basis or otherwise by the U.S.  Government  Securities  Dealers to the  Remarketing  Agent  for the  close of  business  on the  Business  Day immediately preceding such date.

If any U.S.  Government  Securities  Dealer  does not quote a rate  required  to determine the Treasury  Rate, the Treasury Rate shall be determined on the basis of the  quotation or  quotations  furnished  by the  remaining  U.S.  Government
Securities Dealer or U.S. Government  Securities Dealers and any Substitute U.S.
Government  Securities  Dealers selected by the Corporation to provide such rate or rates not being  supplied by any U.S.  Government  Securities  Dealer or U.S.
Government  Securities  Dealers, as the case may be, or, if the Corporation does not  select  any such  Substitute  U.S.  Government  Securities  Dealer  or U.S.
Government  Securities  Dealers,  by the remaining U. S.  Government  Securities
Dealer or U.S. Government  Securities Dealers. As used herein, "U.S.  Government
Securities Dealer" means Citigroup Global Investments,  Inc. and Morgan Guaranty
Trust Company of New York or their respective affiliates or successors,  if such entity is a U.S. Government securities dealer. As used herein,  "Substitute U.S.
Government  Securities Dealer" shall mean Credit Suisse First Boston Corporation and Merrill  Lynch,  Pierce,  Fenner & Smith  Incorporated  or their  respective affiliates or successors, if such entity is a U.S. Government securities dealer, provided  that  none of such  entities  shall  be a U.S.  Government  Securities
Dealer.

     "28-day Dividend Period" means the Dividend Period generally  applicable to
Series D Preferred Shares and generally contains 28 days.

     "Valuation  Date"  means every  Business  Day,  beginning  with the Date of
Original Issue.

     "Variation  Margin" means, in connection with outstanding  purchase or sale positions in futures  contracts and outstanding  sales positions with respect to options thereon by the Corporation, the amount of cash or securities paid to and received from a futures  commission  merchant  (subsequent to the Initial Margin payment) from time to time as the value of such position fluctuates.

     "VYM" means Delaware Investments Minnesota Municipal Income Fund III, Inc.

2.   Number of Shares; Ranking

     (a) There are 300  authorized  shares  constituting  the Series D Preferred
Shares. No fractional Series D Preferred Shares shall be issued.

     (b) Any Series D Preferred  Shares  which at any time  hereafter  have been redeemed,  exchanged,  or otherwise  acquired by the Corporation shall return to the  status of  authorized  and  unissued  preferred  shares of the  Corporation without  designation  as to  series.  Upon the  redemption,  exchange,  or other acquisition by the Corporation of all outstanding Series D Preferred Shares, all provisions of this Statement shall cease to be of further effect and shall cease to be a part of the Articles.  Upon the occurrence of such events,  the Board of
Directors shall have the power, pursuant to Minnesota Statutes Section 302A.135,
Subdivision 5 or any  successor  provision and without  shareholder  action,  to cause restated  articles of  incorporation of the Corporation to be prepared and filed with the  Secretary of State of the State of Minnesota  which  reflect the removal of this Statement and of all other  provisions of the Articles,  if any, relating to the Series D Preferred Shares.

     (c) The  Series  D  Preferred  Shares  shall  rank  on a  parity  with  the
Corporation's Series A, Series B and Series C Preferred Shares and the shares of any other  series of  preferred  stock of the  Corporation  as to the payment of dividends  and the  distribution  of assets  upon  dissolution,  liquidation  or winding up of the affairs of the Corporation.

3.   Dividends

     (a) Holders of Series D Preferred Shares will be entitled to receive, when, as and if declared by the Corporation,  out of funds legally available therefor, cumulative cash  dividends,  at the rate per annum referred to in this Statement under  "Designation"  for the  Initial  Dividend  Period and, in the case of any other  Dividend  Period,  at the  Applicable  Dividend  Rate for the  applicable
Dividend Period and no more (except as otherwise  provided below in Section 3(i)
of this Statement),  payable on the respective dates set forth below and, except as  described  below,  set by the  Remarketing  Agent  in  accordance  with  the remarketing procedures described in Part II of this Statement.

     (b) Initial Dividend Payment Date and Dividend Period. The Initial Dividend
Period for Series D  Preferred  Shares  will  commence on their Date of Original
Issue and end on _________, 2006. Dividends for the Initial Dividend Period will be paid, when, as and if declared,  out of funds legally available therefor,  on
_________,  2006 to the Securities  Depository or such other record holder as of the Business Day preceding the date of such payment. Dividends for each Dividend
Period  thereafter will be payable,  when, as and if declared,  on each Dividend
Payment Date, subject to certain exceptions.

     (c) Subsequent Dividend Periods.

          (i) After the  Initial  Dividend  Period for each  Series D  Preferred
     Share, a Dividend  Period  therefor will commence on each Dividend  Payment
     Date with respect to such share (which, except during a Non-Payment Period, will be a Settlement Date). Each subsequent  Dividend Period for any series of Preferred Shares, with the exception of Seven-day Dividend Periods, will comprise,  beginning with and including the date on which it commences,  28 consecutive  days or, in the event the Board of  Directors  has  designated such  Dividend  Period  as  a  Special  Dividend  Period,  such  number  of consecutive  days or whole  years as shall be  designated  by the  Board of
     Directors. Notwithstanding the foregoing, any adjustment of the remarketing schedule  by the  Remarketing  Agent  which  includes  an  adjustment  of a
     Settlement Date will lengthen or shorten  Dividend  Periods by causing them always to end on and  include  the day  before  the  Settlement  Date as so adjusted.

          (ii) Except during a Non-Payment  Period, by 12:00 noon, New York City time, on the Remarketing Date in each applicable Remarketing, the Holder of a Series D  Preferred  Share may elect to tender such share or to hold such share for the next applicable  Dividend Period. If the holder of such share fails to tender  such share on such  Remarketing  Date,  such  Holder  will continue to hold such share at the Applicable  Dividend Rate  determined in such Remarketing for the next Dividend  Period;  provided that, if there is no Remarketing  Agent,  the Remarketing  Agent is not required to conduct a
     Remarketing  or  the  Remarketing  Agent  is  unable  to  remarket  in  the
     Remarketing  following such Remarketing Date all shares tendered to it at a price of $50,000 per share,  then the next  Dividend  Period for such share and for all  other  shares  will be a  Seven-day  Dividend  Period  and the
     Applicable  Dividend Rate therefor will be the Maximum  Dividend Rate for a
     Seven-day  Dividend  Period.  If a Series D Preferred Share is tendered (or deemed  tendered) but not sold in a  Remarketing,  the Holder of such share will  hold such  share  for a  Seven-day  Dividend  Period  at the  Maximum
     Dividend Rate therefor.

     (d)  Special  Dividend  Periods.  The  Board of  Directors  may at any time designate a subsequent  Dividend Period,  on the Remarketing Date next preceding the  commencement of such Dividend Period as a Special Dividend Period with such number of days or whole years (subject to adjustment as described  above) as the
Board of Directors  shall specify;  provided that (i) written notice of any such
designation,   of  the  Maximum  Dividend  Rate,  if  applicable,  and  Specific
Redemption Provisions, if applicable, in respect thereof and of the consequences of failure to tender,  or to elect to hold,  shares must be given at least seven days prior to such Remarketing Date to the Remarketing  Agent, the Paying Agent,
the Securities Depository and the Holders of Series D Preferred Shares which are to be subject to such Special Dividend  Period;  (ii) no Special Dividend Period
may commence  during a Non-Payment  Period;  and (iii) in respect of any Special
Dividend Period of 365 or more days, the Board of Directors,  after consultation with the  Remarketing  Agent,  may  establish  Specific  Redemption  Provisions;
provided further that prior to such designation, the Corporation shall provide a
Certificate of Preferred Share Basic Maintenance Amount showing, as of the third
Business Day next preceding such proposed Special  Dividend Period,  (x) Moody's
Eligible  Assets,  assuming for the  purposes of  calculating  Moody's  Eligible
Assets,  in connection with a Certificate of Preferred  Share Basic  Maintenance
Amount  required to be prepared  pursuant to this  proviso,  a Moody's  Exposure
Period of "eight weeks or less but greater than seven weeks" (if Moody's is then rating the Series D  Preferred  Shares) and (y) S&P  Eligible  Assets (if S&P is
then  rating the Series D Preferred  Shares),  each with a  Discounted  Value at least equal to the Preferred Share Basic Maintenance  Amount as of such Business
Day  (assuming  for  purposes  of the  foregoing  calculation  that the  Maximum
Dividend  Rate is the  Maximum  Dividend  Rate on such  Business  Day as if such
Business Day were the last Business Day prior to the proposed  Special  Dividend
Period). If for any reason,  subsequent to giving notice of the designation of a
Special Dividend Period with respect to the Series D Preferred Shares, the Board of Directors  determines  to rescind such  designation,  written  notice of such determination  shall be given to the Remarketing  Agent,  the Paying Agent,  the
Securities Depository and the Holders of Series D Preferred Shares which were to be subject to such Special Dividend Period,  at least two Business Days prior to such  previously  proposed  Special  Dividend  Period,  and the next  succeeding
Dividend Period shall be a 28-day Dividend  Period.  The existence or rescission of any Special  Dividend  Period will not affect the current  Dividend Period or prevent the Board of Directors from establishing  other Special Dividend Periods of similar duration or in any way restrict the Maximum Dividend Rate or Specific
Redemption  Provisions  which may be  designated  in  connection  with any other
Special Dividend Period. The Board of Directors will not change the frequency of the Valuation Dates unless it receives  confirmation in writing from each of S&P and Moody's that such change would not so impair the then current  rating of the
Series D Preferred Shares.

     (e) Dividend Payment Dates. Dividends on each Series D Preferred Share will accumulate from its Date of Original Issue and will be payable,  when, as and if declared by the Board of Directors,  out of funds legally available therefor, on the  applicable  Dividend  Payment Dates to the  Securities  Depository (or such other record  holder) as of the Business Day preceding the  applicable  Dividend
Payment Date. The Dividend  Payment Dates will be: (i) with respect to a Special
Dividend  Period of more than 28 days,  the first  Business Day of each calendar month after the  designation of such Special  Dividend  Period and the day after the last  business  day  thereof;  and (ii) with  respect to any other  Dividend
Period,  the day after the last day thereof;  provided  that, if any such day is not a Business  Day,  the Dividend  Payment Date will be the first  Business Day after such day.

     (f) Dividend Payments.

          (i) So long as there is a  Securities  Depository  with respect to the
     Series D Preferred Shares, each dividend on such shares will be paid to the
     Securities  Depository  or its nominee as the record  holder of all shares.
     The Securities  Depository will credit the accounts of the Agent Members of the Beneficial  Owners of Series D Preferred  Shares in accordance with the
     Securities  Depository's  normal  procedures.  Each  Agent  Member  will be responsible  for holding or disbursing  such payments to the Holders of the
     Series D  Preferred  Shares for which it is acting in  accordance  with the instructions of such Holders.  Dividends on any Series D Preferred Share in arrears with respect to any past Dividend  Payment Date may be declared and paid at any time,  without  reference to any regular Dividend Payment Date, to the  Holder  thereof  as of a date  not  exceeding  five  Business  Days preceding  the date of  payment  thereof  as may be  fixed by the  Board of
     Directors.  Any dividend  payment made on Series D Preferred Shares will be first credited against the dividends accumulated but unpaid (whether or not earned or declared) with respect to the earliest  Dividend  Payment Date on which  dividends were not paid.  Holders of Series D Preferred  Shares will not be  entitled to any  dividends,  whether  payable in cash,  property or stock, in excess of full cumulative dividends thereon.  Except for the late charge  described in  paragraph  (g) of this Section 3, Holders of Series D
     Preferred  Shares will not be entitled to any interest or other  additional amount on any dividend payment on any Series D Preferred Share which may be in arrears.

          (ii) The amount of  declared  dividends  for each  Series D  Preferred
     Share  payable on each  Dividend  Payment  Date in  respect of a  Seven-day
     Dividend  Period,  a 28-day Dividend Period or a Special Dividend Period of
     fewer than 365 days will be computed by the  Corporation by multiplying the
     Applicable  Dividend  Rate in effect with respect to  dividends  payable on such share on such  Dividend  Payment Date by a fraction  the  numerator of which  will be the  number of days  such  share  was  Outstanding  from and including its Date of Original Issue or the preceding Dividend Payment Date for such share,  as the case may be, to and  including the last day of such
     Dividend  Period,  and the  denominator  of  which  will be 365,  and  then multiplying  the rate so obtained  by  $50,000,  and the amount of declared dividends  for  each  Series D  Preferred  Share in  respect  of a  Special
     Dividend Period for such series of 365 or more days will be computed on the basis of a 360-day year of twelve 30-day months.

     (g) Non-Payment  Period; Late Charge. A Non-Payment Period will commence if the Corporation  fails to (i) declare,  prior to 12:00 noon, New York City time, on any Dividend  Payment Date for Series D Preferred  Shares,  for payment on or within three  Business Days after such Dividend  Payment Date to the persons who held such  shares as of 12:00  noon,  New York City time,  on the  Business  Day preceding  such Dividend  Payment Date,  the full amount of any dividend on such
Series D  Preferred  Shares  payable  on such  Dividend  Payment  Date,  or (ii)
deposit,  irrevocably and in trust, in same-day funds,  with the Paying Agent by
12:00 noon,  New York City time,  (A) on or within three Business Days after any
Dividend  Payment  Date for Series D  Preferred  Shares  the full  amount of any dividend on such  shares  (whether  or not earned or  declared)  payable on such
Dividend  Payment  Date,  or (B) on or  within  three  Business  Days  after any redemption  date for  Series D  Preferred  Shares  called  for  redemption,  the
Mandatory  Redemption  Price or the Optional  Redemption  Price per share.  Such
Non-Payment  Period will consist of the period  commencing  on and including the aforementioned Dividend Payment Date or redemption date, as the case may be, and ending on and including the Business Day on which,  by 12:00 noon, New York City time,  all unpaid  dividends  and unpaid  redemption  prices  shall have been so deposited or shall have otherwise been made available to the applicable  holders in same-day  funds;  provided that a Non-Payment  Period will not end during the first seven days thereof unless the Corporation  shall have given at least three days'  written  notice  to the  Paying  Agent,  the  Remarketing  Agent  and the
Securities  Depository and thereafter will not end unless the Corporation  shall have given at least  fourteen  days'  written  notice to the Paying  Agent,  the
Remarketing  Agent,  the  Securities  Depository  and all  Holders  of  Series D
Preferred  Shares.  The  Applicable  Dividend  Rate  for  each  Dividend  Period commencing during a Non-Payment  Period will be equal to the Non-Payment  Period
Rate;  any share  for  which a Special  Dividend  Period  would  otherwise  have commenced  on the  first day of a  Non-Payment  Period  will  have,  instead,  a
Seven-day  Dividend  Period;  and each  Dividend  Period for Series D  Preferred
Shares commencing after the first day of, and during, a Non-Payment Period shall be a Seven-day Dividend Period. Any dividend on Series D Preferred Shares due on any  Dividend  Payment Date for such shares (if,  prior to 12:00 noon,  New York
City time, on such  Dividend  Payment Date,  the  Corporation  has declared such dividend  payable on or within three  Business Days after such Dividend  Payment
Date to the persons  who held such shares as of 12:00 noon,  New York City time, on the Business Day preceding  such Dividend  Payment Date) or redemption  price with  respect  to such  shares  not  paid  to such  persons  when  due (if  such non-payment  is not solely due to the willful  failure of the  Corporation)  but paid to such  persons  in the same  form of funds by 12:00  noon,  New York City time, on any of the first three  Business Days after such Dividend  Payment Date or due date,  as the case may be, will incur a late charge to be paid  therewith to such persons and calculated for such period of non-payment at the Non-Payment
Period Rate applied to the amount of such non-payment based on the actual number of days  comprising  such  period  divided  by  365.  For  the  purposes  of the foregoing, payment to a person in same-day funds on any Business Day at any time will be  considered  equivalent  to payment to that person in New York  Clearing
House (next-day)  funds at the same time on the preceding  Business Day, and any payment made after 12:00 noon,  New York City time, on any Business Day shall be considered  to have been made  instead in the same form of funds and to the same person  before 12:00 noon,  New York City time,  on the next  Business  Day. The
Non-Payment  Period  Rate  will be 250%  (300% at any time the  Corporation  has notified the Remarketing  Agent of its intent to allocate income that is taxable for federal  income tax  purposes to the Series D Preferred  Shares prior to any
Remarketing with respect to such shares) of the Reference Rate.

     (h) Restrictions on Dividends and Other Payments.

          (i) Under the 1940 Act,  the  Corporation  may not  declare  dividends
     (except  a  dividend  payable  in shares  of  Common  Stock) or make  other distributions  on shares of Common Stock or purchase any such shares if, at the time of the declaration,  distribution or purchase,  as applicable (and after giving effect  thereto),  asset coverage (as defined in the 1940 Act)
     with respect to the outstanding preferred stock of the Corporation would be less than 200% (or such other  percentage  as may in the future be required by law).

          (ii) In  addition,  for so long as any Series D  Preferred  Shares are
     Outstanding,  (A) the  Corporation  will not declare,  pay or set apart for payment  any  dividend  or other  distribution  (other  than a dividend  or distribution paid in shares of, or options, warrants or rights to subscribe for or  purchase,  Common Stock or other  capital  stock,  if any,  ranking junior to Series D Preferred  Shares as to dividends and upon  liquidation)
     in respect of Common Stock or any other  capital  stock of the  Corporation ranking  junior  to or on a parity  with  Series D  Preferred  Shares as to dividends or upon liquidation, or call for redemption,  redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior capital stock (except by conversion into or exchange for shares of the  Corporation  ranking  junior  to  Series D  Preferred  Shares as to dividends and upon liquidation) or any such parity capital stock (except by conversion into or exchange for shares of the Corporation ranking junior to or on a parity  with  Series D Preferred  Shares as to  dividends  and upon liquidation),  unless (1) full  cumulative  dividends on Series D Preferred
     Shares  through  the most  recently  ended  Dividend  Period  (or,  if such transaction  is on a Dividend  Payment  Date,  through the Dividend  Period ending on the day prior to such Dividend Payment Date) shall have been paid or shall have been declared and  sufficient  funds for the payment  thereof deposited with the Paying Agent,  and (2) the  Corporation has redeemed the full  number of Series D  Preferred  Shares  required to be redeemed by any provision for mandatory redemption  contained in the Articles,  and (B) the
     Corporation will not declare,  pay or set apart for payment any dividend or other  distribution  (other than a dividend or distribution  paid in shares of, or options,  warrants or rights to subscribe  for or  purchase,  Common
     Stock or other capital stock, if any,  ranking junior to Series D Preferred
     Shares as to dividends and upon  liquidation) in respect of Common Stock or any other capital stock of the Corporation ranking junior to or on a parity with Series D Preferred Shares as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any shares of Common Stock or any other such junior  capital  stock  (except by conversion into or exchange for stock of the Corporation  ranking junior to
     Series D Preferred Shares as to dividends or upon  liquidation) or any such parity  capital stock (except by conversion  into or exchange for shares of the  Corporation  ranking  junior to or on a parity with Series D Preferred
     Shares as to dividends and upon liquidation), unless immediately after such transaction the aggregate  Discounted Value of the  Corporation's  Eligible
     Assets would at least equal the Preferred Share Basic Maintenance Amount.

     (i)  Additional  Dividends.  If the  Corporation  allocates any net capital gains or other  income  taxable  for  federal  income tax  purposes  to Series D
Preferred  Shares without having given advance notice of such  allocation to the
Paying Agent and the Remarketing Agent as provided in Section 2 of Part II (such allocation being referred to herein as a "Retroactive Taxable Allocation"),  the
Corporation  shall,  within 270 days after the end of the Corporation's  taxable year in which a Retroactive  Taxable  Allocation is made, provide notice thereof to the  Remarketing  Agent,  the Paying  Agent and to each Holder of such shares during such  taxable year at such  Holder's  address as the same appears or last appeared  on the stock  books of the  Corporation.  Such  Holders of such shares shall  be  entitled  to  receive,  when,  as and if  declared  by the  Board  of
Directors, out of funds legally available therefor, dividends in an amount equal to the aggregate  Additional  Dividends with respect to all Retroactive  Taxable
Allocations  made to such  shares  during the  taxable  year in  question,  such dividends to be payable by the Corporation to the Paying Agent, for distribution to such Holders, within 30 days after the notice described above is given to the
Remarketing Agent and the Paying Agent.

4.   Redemption

     (a) Optional Redemption.

          (i)  After  the  Initial  Dividend  Period,  upon  giving a Notice  of
     Redemption,  as provided  below,  the  Corporation at its option may redeem
     Series D Preferred Shares,  in whole or in part, on any scheduled  Dividend
     Payment Date,  out of funds  legally  available  therefor,  at a redemption price equal to the Optional  Redemption  Price;  provided  that no Series D
     Preferred Share will be subject to optional  redemption during any Non-Call
     Period.  Additionally,  without the consent of the Remarketing  Agent,  the
     Series D Preferred Shares may not be redeemed in part if after such partial redemption fewer than 100 Series D Preferred Shares remain Outstanding.

          (ii) So long as either Moody's or S&P is rating the Series D Preferred
     Shares,  no Series D Preferred  Shares  shall be redeemed  pursuant to this
     Section  4(a)  unless (A) on the date on which the  Corporation  intends to give notice of such redemption pursuant to paragraph (d) of this Section 4, the  Corporation has available  Deposit  Securities with maturity or tender dates not later than the day preceding the applicable  redemption  date and having a value not less than the amount (including any applicable  premium)
     due to Holders of Series D Preferred  Shares by reason of the redemption of such  shares  on such  redemption  date,  and (B) on the date on which  the
     Corporation intends to give notice of such redemption and on the redemption date,  Moody's  Eligible  Assets (if  Moody's  is then  rating the Series D
     Preferred Shares) and S&P Eligible Assets (if S&P is then rating the Series
     D  Preferred  Shares)  each  at  least  equal  the  Preferred  Share  Basic
     Maintenance  Amount,  and would at least  equal the  Preferred  Share Basic
     Maintenance  Amount  immediately  subsequent  to  such  redemption  if such redemption were to occur on such date.

          (b) Mandatory Redemption.

          (i) The Corporation  will redeem,  at a redemption  price equal to the
     Mandatory  Redemption Price,  certain of the Outstanding Series D Preferred
     Shares,  if the  Corporation  fails to maintain as of each  Valuation  Date
     Eligible  Assets having in the aggregate a Discounted  Value at least equal to the Preferred Share Basic Maintenance  Amount or as of the last Business
     Day of any calendar month fails to maintain the 1940 Act Asset Coverage and such  failure  is  not  cured  on  or  before  the  Preferred  Share  Basic
     Maintenance  Cure  Date or the  1940  Act Cure  Date  (herein  respectively referred to as a "Cure  Date"),  as the case may be. The number of Series D
     Preferred  Shares  to be  redeemed  will be equal to the  lesser of (A) the minimum  number of Series D Preferred  Shares the  redemption of which,  if deemed to have occurred immediately prior to the opening of business on the
     Cure Date, would,  together with any other  outstanding  preferred stock of the Corporation to be redeemed, result in the satisfaction of the Preferred
     Share Basic Maintenance Amount or the 1940 Act Asset Coverage,  as the case may be, on such  Cure  Date  (provided  that,  if there is no such  minimum number of shares the redemption of which would have such result, all Series
     D Preferred Shares then Outstanding will be redeemed;  and provided further that, if less than 100 Series D Preferred  Shares would remain  Outstanding following  any partial  redemption  hereunder,  the  Remarketing  Agent may direct the Corporation to redeem all of the Series D Preferred  Shares then
     Outstanding), and (B) the maximum number of Series D Preferred Shares that, together with any other  outstanding  preferred stock of the Corporation to be redeemed,  can be redeemed out of funds expected to be legally available therefor.  To the extent  practicable,  the Series D Preferred Shares shall participate  in any such  redemption  on a pro rata  basis  with all  other outstanding preferred stock of the Corporation.

          (ii) The  Corporation  will  effect such a  mandatory  redemption  not earlier  than 20 days and not later  than 40 days  after  such  Cure  Date, except that if the  Corporation  does not have funds legally  available for the redemption of all of the required  number of Series D Preferred  Shares which are subject to mandatory  redemption or the Corporation  otherwise is unable to effect  such  redemption  on or prior to 40 days  after such Cure
     Date, the Corporation  will redeem those Series D Preferred Shares which it was unable to redeem on the earliest  practicable  date on which it is able to effect such redemption.

     (c) Allocation. If fewer than all the outstanding Series D Preferred Shares are to be  redeemed,  the number of Series D Preferred  Shares to be so redeemed will be a whole  number  of  shares  and  will be  determined  by the  Board  of
Directors (subject to the provisions described above under subparagraph (b)) and
the  Corporation  will  give  a  Notice  of  Redemption.   Unless   certificates
representing shares are held by persons other than the Securities  Depository or its  nominee,  the  Securities  Depository,  upon  receipt  of  such  Notice  of
Redemption,  shall use its best efforts to  determine,  by 10:00 a.m.,  New York
City time, on the second Business Day  immediately  succeeding the date on which it receives such Notice of  Redemption,  by lot the number of Series D Preferred
Shares to be redeemed  from the account of each Agent Member  (which may include an Agent Member,  including the  Remarketing  Agent,  holding shares for its own account) and shall  immediately  notify the Paying Agent of such  determination.
The Paying Agent, upon receipt of such notice, will in turn determine by lot the number of shares to be redeemed  from the  accounts of the Holders of the shares whose Agent Members have been selected by the  Securities  Depository.  In doing so, the  Paying  Agent may  determine  that  shares  will be  redeemed  from the accounts  of some  Holders,  which may include the  Remarketing  Agent,  without shares being  redeemed from the accounts of other Holders.  Notwithstanding  the foregoing, if any certificates for Series D Preferred Shares are not held by the
Securities Depository or its nominee, the shares to be redeemed will be selected by the Corporation by lot.

     (d) Notice of Redemption.

          (i) The  Corporation  will give 30 days'  Notice of  Redemption.  Such notice  shall  be  given  by  telephone  or  facsimile,  to the  Securities
     Depository  (and  any  other  record  holder),  the  Paying  Agent  and the
     Remarketing  Agent,  and promptly  confirmed  in writing.  In the event the
     Corporation  obtains  appropriate  exemptive or  no-action  relief from the
     Commission,  the number of days' notice required for a mandatory redemption may be reduced by the Board of  Directors of the  Corporation  to as few as
     two  Business  Days if Moody's and S&P each has agreed in writing  that the revised notice provision would not adversely affect its then current rating of the Series D Preferred Shares.  The Paying Agent will use its reasonable efforts to provide  telephonic  notice to each Holder of Series D Preferred
     Shares  called for  redemption  not later than the close of business on the
     Business Day on which the Paying Agent determines the shares to be redeemed
     (as described above) (or, during a Non-Payment  Period with respect to such shares,  not  later  than  the  close  of  business  on  the  Business  Day immediately  following the day on which the Paying Agent receives Notice of
     Redemption from the Corporation).  Such telephonic notice will be confirmed promptly  in  writing  not later  than the close of  business  on the third
     Business Day  preceding  the  redemption  date by notice sent by the Paying
     Agent to each  Holder of record of Series D  Preferred  Shares  called  for redemption, the Remarketing Agent and the Securities Depository.

          (ii) Every  Notice of  Redemption  and other  redemption  notice  with respect to Series D Preferred  Shares will state (A) the  redemption  date,
     (B) the  number  of  Series D  Preferred  Shares  to be  redeemed,  (C) the redemption price, (D) that dividends on the Series D Preferred Shares to be redeemed will cease to accumulate as of such  redemption  date, and (E) the provision of the Articles pursuant to which such shares are being redeemed.
     No defect in the Notice of Redemption or other redemption  notice or in the transmittal  or  the  mailing  thereof  will  affect  the  validity  of the redemption proceedings, except as required by applicable law.

          (iii) Series D Preferred Shares,  the Holders of which shall have been given  Notice  of  Redemption,  will  not  be  transferable  outside  of  a
     Remarketing.

     (e) Other Redemption Procedures.

          (i) To the extent that any  redemption  for which Notice of Redemption has been given is not made by reason of the  absence  of legally  available funds therefor,  such redemption will be made as soon as practicable to the extent such funds become  available.  Failure to redeem  Series D Preferred
     Shares  will be deemed to exist at any time  after the date  specified  for redemption  in a Notice  of  Redemption  when the  Corporation  shall  have failed, for any reason  whatsoever,  to deposit with the Paying Agent funds with  respect to any shares for which such  Notice of  Redemption  has been given.  Notwithstanding the fact that the Corporation may not have redeemed
     Series D Preferred  Shares for which a Notice of Redemption has been given, dividends  may be declared and paid on such shares and will  include  those shares for which Notice of Redemption has been given.

          (ii) Upon the deposit of funds sufficient to redeem Series D Preferred
     Shares with the Paying  Agent and the giving of Notice of  Redemption,  all rights of the Holders of the shares so called for redemption will cease and terminate,  except the right of the Holders thereof to receive the Optional
     Redemption Price or the Mandatory Redemption Price, as the case may be, but without any interest or other additional amount (except for the late charge described  under Part I,  Section  3(g)  hereof),  and such  shares will no longer be deemed  Outstanding  for any  purpose.  The  Corporation  will be entitled to receive from the Paying  Agent,  promptly  after the date fixed for  redemption,  any cash deposited with the Paying Agent in excess of (A)
     the aggregate  redemption price of the Series D Preferred Shares called for redemption  on such  date and (B) all other  amounts  to which  Holders  of
     Series D Preferred Shares called for redemption may be entitled.  Any funds so deposited that are unclaimed at the end of 90 days from such  redemption date will,  to the extent  permitted by law, be repaid to the  Corporation, after  which time the  holders of Series D  Preferred  Shares so called for redemption  will look only to the Corporation for payment of the redemption price and all other amounts to which they may be entitled.  The Corporation will be  entitled  to  receive,  from time to time after the date fixed for redemption, any interest on the funds so deposited.

          (iii) Nothing  contained in the Articles limits any legal right of the
     Corporation  or any  affiliate  to purchase or otherwise  acquire  Series D
     Preferred  Shares outside of a Remarketing at any price,  whether higher or lower than the Optional Redemption Price or Mandatory  Redemption Price, so
     long as, at the time of any such  purchase,  there is no  arrearage  in the payment of dividends on any outstanding  preferred stock of the Corporation and the  Corporation is in compliance  with the 1940 Act Asset Coverage and has assets with a Discounted Value at least equal, in the aggregate, to the
     Preferred  Share  Basic  Maintenance  Amount  after  giving  effect to such purchase  or  acquisition  on  the  date  thereof.  Any  shares  which  are purchased,  redeemed or otherwise acquired by the Corporation shall have no voting rights. If fewer than all the Outstanding  Series D Preferred Shares are  redeemed or otherwise  acquired by the  Corporation,  the  Corporation shall give notice of such  transaction  in accordance  with the  procedures agreed upon the Board of  Directors.  Subject to Section 18 of the 1940 Act
     and the Preferred Share Provisions,  any Series D Preferred Shares redeemed
     or  otherwise   acquired  by  the   Corporation  may  be  reissued  by  the
     Corporation; provided, however, that after giving effect to such reissuance the  Corporation  shall have Eligible  Assets with an aggregate  Discounted
     Value at least equal to the Preferred Share Basic Maintenance Amount.

          (iv) The  Corporation  has the right to arrange for others to purchase from the Holders thereof Series D Preferred Shares which are to be redeemed as described in paragraph 4(a) above.

          (v) The  Remarketing  Agent may,  in its sole  discretion,  modify the procedures concerning notification of redemption described above so long as any such modification does not adversely affect the Holders of the Series D
     Preferred Shares.

          (vi) In  effecting  any  redemption  pursuant  to this  Section 4, the
     Corporation  shall  use its best  efforts  to  comply  with all  applicable procedural conditions precedent to effecting such redemption under the 1940
     Act and Minnesota law, but shall effect no redemption  except in accordance with the 1940 Act and Minnesota law.

5.   Liquidation

     (a) Upon a  liquidation,  dissolution  or winding up of the  affairs of the
Corporation, whether voluntary or involuntary, the Holders of Series D Preferred
Shares then  Outstanding  will be  entitled,  whether  from  capital or surplus, before any assets of the Corporation  will be distributed  among or paid over to the  holders of the  Common  Stock or any other  class of  capital  stock of the
Corporation junior to the Series D Preferred Shares as to liquidation  payments, to be paid an amount equal to the  liquidation  preference  with respect to such shares. The liquidation  preference for Series D Preferred Shares is $50,000 per share  plus an amount  equal to all  accumulated  but unpaid  dividends  thereon
(whether  or not  earned  or  declared)  to the  date of final  distribution  in same-day funds,  together with any payments required to be made pursuant to Part
I,  Section  3(i)  of this  Statement  in  connection  with  liquidation  of the
Corporation.  After any such payment,  the Holders of Series D Preferred  Shares will not be entitled to any further  participation in any distribution of assets of the Corporation. If, upon any such liquidation,  dissolution or winding up of the  Corporation,  the assets of the  Corporation  shall be insufficient to make such full  payments  to the  Holders  of Series D  Preferred  Shares  and to the
holders of any shares of  preferred  stock of the  Corporation  with  preference rights  ranking as to  liquidation,  dissolution or winding up, on a parity with the Series D Preferred  Shares,  then such assets will be  distributed  pro rata among the  holders of Series D  Preferred  Shares  and any other such  preferred stock.

     (b) Neither the  consolidation  nor the merger of the  Corporation  with or into any other entity or entities nor a reorganization  of the Corporation alone nor the sale, lease or transfer by the Corporation of all or  substantially  all of its  assets  shall  be  deemed  to be a  dissolution  or  liquidation  of the
Corporation.

6.   Voting Rights

     (a) Except as  otherwise  indicated in the Articles and except as otherwise required by applicable law, Holders of Series D Preferred Shares will have equal voting  rights with  holders of shares of Common  Stock and any other  preferred stock  (one vote per  share) and will vote  together  with  holders of shares of
Common Stock and any other preferred stock as a single class.

     (b) In connection with the election of the Corporation's Directors, holders of shares of preferred stock,  including  Holders of Series D Preferred  Shares, voting as a separate class,  shall be entitled to elect two of the Corporation's
Directors,  and the remaining  Directors will be elected by holders of shares of
Common  Stock and  shares of  preferred  stock,  including  Holders  of Series D
Preferred Shares, voting together as a single class. In addition, if at any time dividends on outstanding shares of preferred stock, including Series D Preferred
Shares, shall be unpaid in an amount equal to two full years' dividends thereon, then  the  number  of  Directors  constituting  the  Board  of  Directors  shall automatically  be increased by the smallest  number that,  when added to the two
Directors  elected  exclusively  by the  holders of shares of  preferred  stock, including  Holders of Series D  Preferred  Shares,  as  described  above,  would constitute a majority of the Board of Directors as so increased by such smallest number; and at a special meeting of shareholders,  which will be called and held as soon as practicable, and at all subsequent meetings at which Directors are to be  elected,  the holders of shares of  preferred  stock,  including  Holders of
Series D Preferred Shares, voting as a separate class, will be entitled to elect the  smallest  number  of  additional  Directors  that,  together  with  the two
Directors which such holders will be in any event entitled to elect, constitutes a majority of the total number of Directors of the  Corporation as so increased.
The  terms  of  office  of the  persons  who are  Directors  at the time of that election will continue. If the Corporation  thereafter shall pay, or declare and set apart for payment,  in full all dividends payable on all outstanding  shares of preferred stock,  including Series D Preferred Shares,  for all past dividend periods, the voting rights stated in the preceding sentence shall cease, and the terms of office of all of the  additional  Directors  elected by the  holders of shares of preferred stock,  including  Holders of Series D Preferred Shares (but not of the Directors  with respect to whose election the holders of Common Stock were  entitled to vote or the two  Directors  the holders of shares of preferred stock,  including Holders of Series D Preferred Shares,  have the right to elect in any event), will terminate  automatically.  If at any time the holders of any series of preferred stock other than the Series D Preferred  Shares are entitled under the 1940 Act to elect a majority of the Board of  Directors,  then Holders of Series D Preferred  Shares  will have equal  voting  rights  with  holders of shares of such other series (one vote per share) with respect to the election of the Corporation's Directors.

     (c) (i) So long as any  Series D  Preferred  Shares  are  outstanding,  the
     Corporation  shall  not,  without  the  affirmative  vote or consent of the
     Holders of a  majority  of the  Outstanding  Series D  Preferred  Shares in
     person or by proxy, either in writing or at a meeting (voting separately as one  class):  (A)  authorize,  create or issue any class or series of stock ranking  prior to or on a parity  with the Series D  Preferred  Shares with respect to the  payment of  dividends  or the  distribution  of assets upon dissolution,  liquidation or winding up of the affairs of the  Corporation, or increase  the  authorized  amount of Series D Preferred  Shares  (except that,  notwithstanding  the  foregoing,  but subject to the  provisions  of
     Section  9(a)(iv) of this Part I, the Board of Directors,  without the vote or consent of the  Holders of Series D Preferred  Shares,  may from time to time authorize and create, and the Corporation may from time to time issue, classes or series of preferred  stock ranking on a parity with the Series D
     Preferred  Shares  with  respect  to  the  payment  of  dividends  and  the distribution of assets upon  dissolution,  liquidation or winding up of the affairs  of  the  Corporation,  subject  to  continuing  compliance  by the
     Corporation  with the 1940 Act Asset  Coverage  and  Preferred  Share Basic
     Maintenance  Amount  requirements,  provided that the  Corporation  obtains written  confirmation  from Moody's (if Moody's is then rating the Series D
     Preferred  Shares)  and S&P (if S&P is then  rating the Series D  Preferred
     Shares) that the issuance of any such additional  class or series would not impair the rating then assigned by such rating  agency or agencies,  as the case may be, to the Series D Preferred Shares);  (B) amend, alter or repeal the  provisions  of the  Articles,  including  this  Statement,  whether by merger,  consolidation or otherwise, so as to affect any preference,  right or power of such Series D Preferred Shares or the Holders thereof; provided that the authorization, creation and issuance of classes or series of stock ranking junior to the Series D Preferred Shares with respect to the payment of dividends and the distribution of assets upon  dissolution,  liquidation or winding  up of the  affairs  of the  Corporation,  will not be deemed to affect such  preferences,  rights or powers unless such issuance  would, at the time thereof,  cause the  Corporation not to satisfy the 1940 Act Asset
     Coverage or the Preferred Shares Basic  Maintenance  Amount;  or (C) file a voluntary  application  for  relief  under  federal  bankruptcy  law or any similar  application  under  state  law for so long as the  Corporation  is solvent and does not foresee becoming insolvent.

          (ii) To the extent permitted by Minnesota law, the Board of Directors, without the vote or consent of the  Holders of Series D  Preferred  Shares, may from  time to time  amend,  alter or  repeal  any or all of the  rating agency guidelines  described herein, and any such amendment,  alteration or repeal  will not be deemed to affect the  preferences,  rights or powers of
     Series D Preferred  Shares or the Holders  thereof,  provided  the Board of
     Directors receives written  confirmation from Moody's and S&P that any such amendment,  alteration or repeal would not impair the ratings then assigned by Moody's or S&P, as the case may be, to the Series D Preferred Shares.

     (d) Unless  otherwise  required  by law,  the Holders of Series D Preferred
Shares shall not have any relative rights or preferences or other special rights other  than  those  specifically  set  forth  herein.  The  Holders  of Series D
Preferred Shares shall have no preemptive rights or rights to cumulative voting.
In the event that the  Corporation  fails to pay any  dividends  on the Series D
Preferred Shares, the exclusive remedy of the Holders shall be the right to vote for Directors pursuant to the provisions of this Section 6.

     (e)  Unless  a  higher  percentage  is  specifically  provided  for  in the
Articles,  the affirmative  vote of the Holders of a majority of the outstanding
Series D  Preferred  Shares,  voting as a separate  class,  shall be required to approve  any plan of  reorganization  (as such term is  defined in the 1940 Act)
adversely  affecting  such  shares or any action  requiring  a vote of  security holders of the  Corporation  under Section 13(a) of the 1940 Act. In the event a vote of  Holders  of Series D  Preferred  Shares  is  required  pursuant  to the provisions  of Section  13(a) of the 1940 Act, the  Corporation  (i) shall,  not later  than ten  Business  Days  prior to the date on which  such  vote is to be taken,  notify  Moody's  and S&P that such vote is to be taken and the nature of the action  with  respect to which such vote is to be taken,  and (ii) not later than three Business Days after the date of such vote,  notify Moody's and S&P of the results of such vote.

     (f) The foregoing voting provisions will not apply with respect to Series D
Preferred  Shares  if,  at or prior to the time  when a vote is  required,  such shares shall have been (i) redeemed or (ii) called for redemption and sufficient funds shall have been deposited in trust to effect such redemption.

7.   Asset Maintenance

     (a) 1940 Act Asset Coverage. The Corporation will maintain, with respect to
Series D Preferred  Shares,  as of the last  Business Day of each month in which any Series D Preferred Shares are Outstanding, 1940 Act Asset Coverage.

     (b) Preferred Share Basic Maintenance Amount. So long as Series D Preferred
Shares are Outstanding,  the Corporation will maintain as of each Valuation Date
Eligible Assets having in the aggregate a Discounted Value at least equal to the
Preferred Share Basic Maintenance Amount.

     (c)  Minimum  Liquidity  Level.  The  Corporation  will  have,  as of  each
Valuation  Date,  Deposit  Securities  with maturities or tender dates not later
than  the  day   preceding   the  first   respective   Dividend   Payment  Dates
(collectively,  "Dividend Coverage Assets") that follows such Valuation Date and having a value of not less  than the  Dividend  Coverage  Amount  (the  "Minimum
Liquidity Level").  If, as of each Valuation Date, the Corporation does not have the  required  Dividend  Coverage  Assets,  the  Corporation  shall,  as soon as practicable,  adjust its portfolio in order to meet the Minimum Liquidity Level, but only if S&P is then  rating the Series D  Preferred  Shares.  The  "Dividend
Coverage  Amount," as of any Valuation Date,  means (i) the aggregate  amount of dividends  that will  accumulate  on each Series D  Preferred  Share to (but not including)  the first  Dividend  Payment  Date for such share that  follows such
Valuation Date plus any liabilities of the  Corporation  that are required to be paid on or prior to the next Dividend Payment Date for such share, less (ii) the combined value of Deposit  Securities  irrevocably  deposited for the payment of dividends  on  Series D  Preferred  Shares.  "Deposit  Securities"  means  cash,
Receivables for Municipal  Obligations Sold (as defined above in Part I, Section
1 under "S&P  Discount  Factor")  which become due before the  Dividend  Payment
Date,  interest  with respect to Municipal  Obligations  which is payable to the
Corporation prior to or on such Dividend Payment Date, and Municipal Obligations rated  at  least  A-1+ or  SP-1+  by  S&P,  except  that,  for  purposes  of the requirements  regarding Optional Redemption and the definition of "Outstanding,"
as set forth in Section 1 of this Part I, such  Municipal  Obligations  shall be considered "Deposit Securities" only if they are also rated P-1, MIG-1 or VMIG-1 by Moody's. The definitions of "Deposit Securities,"  "Dividend Coverage Assets"
and  "Dividend  Coverage  Amount"  may be  changed  from  time  to  time  by the
Corporation without shareholder approval,  but only in the event the Corporation receives written confirmation from S&P that any such change would not impair the ratings then assigned by S&P to the Series D Preferred Shares.

8.   Compliance Procedures for Asset Maintenance

     (a)  As  of  each  Valuation  Date,  the  Corporation  shall  determine  in accordance  with the  procedures  specified  herein (i) the Market Value of each
Eligible Asset owned by the Corporation on that date, (ii) the Discounted  Value of each such Eligible Asset using  discount  factors the ranges of which are set forth herein,  (iii) whether the Corporation has Moody's Eligible Assets and S&P
Eligible Assets with a Discounted Value at least equal, in the aggregate, to the
Preferred  Share Basic  Maintenance  Amount as of that date,  (iv) the  Dividend
Coverage Assets owned by the Corporation on that date, (v) the Dividend Coverage
Amount on that date, (vi) whether the Minimum  Liquidity Level is met as of that date,  (vii)  the  value  of the  total  assets  of the  Corporation,  less  all liabilities,  (viii) statutory asset coverage on that date, and (ix) whether the
1940 Act Asset  Coverage is met as of that date.  In managing the  Corporation's portfolio,  the  Adviser  will not alter the  composition  of the  Corporation's portfolio if, in the  reasonable  belief of the Adviser,  the effect of any such alteration  would be to cause the  Corporation  to have Eligible  Assets with an aggregate Discounted Value, as of the immediately preceding Valuation Date, less than the Preferred  Share Basic  Maintenance  Amount as of such Valuation  Date;
provided,  however,  that in the event  that,  as of the  immediately  preceding
Valuation Date, the aggregate  Discounted  Value of the  Corporation's  Eligible
Assets exceeded the Preferred Share Basic Maintenance  Amount by five percent or less, the Adviser will not alter the composition of the Corporation's  portfolio in a manner reasonably expected to reduce the aggregate  Discounted Value of the
Corporation's  Eligible Assets unless the Corporation shall have confirmed that, after giving effect to such  alteration,  the aggregate  Discounted Value of the
Corporation's Eligible Assets would exceed the Preferred Share Basic Maintenance
Amount.

     (b) If the  Corporation  does not maintain as of any Valuation Date Moody's
Eligible  Assets and S&P Eligible Assets with an aggregate  Discounted  Value at least equal to the Preferred Share Basic  Maintenance  Amount or the Corporation
fails to meet,  as of the last  Business  Day of the  month,  the 1940 Act Asset
Coverage,  then the Corporation  shall, by the Preferred Share Basic Maintenance
Cure Date or 1940 Act Cure Date, as the case may be, (i) change the  composition of the portfolio of Municipal Obligations or (ii) purchase shares of outstanding preferred stock of the Corporation, including Series D Preferred Shares, outside of a remarketing,  or both, so that the Preferred Share Basic Maintenance Amount and 1940 Act Asset  Coverage  would be met on a pro forma  basis as of such Cure
Date.  Any  such  purchase  of  shares  of  outstanding  preferred  stock of the
Corporation,  including Series D Preferred Shares, outside of a remarketing must be made in compliance  with the applicable  requirements of the 1940 Act and the rules and regulations thereunder.

     (c) For purposes of determining  whether any such asset maintenance test is met,  no  shares  of  preferred  stock of the  Corporation,  including  Series D
Preferred  Shares,  shall  be  deemed  to be  outstanding  for  purposes  of any computation if, prior to or concurrently  with the  determination  of such asset maintenance  test, (i) the requisite  funds for the redemption of any such share shall have been  deposited in trust with the  applicable  remarketing  agent for that purpose and the  requisite  notice of  redemption  shall have been given or
(ii) any such share shall have been redeemed, purchased or otherwise acquired by the Corporation.

     (d) Such determinations, as of any date as to which they are made, shall be set forth in  Certificates of Preferred  Share Basic  Maintenance  Amount (which will include a determination  of items (i) through (iii) in Section 8(a) above),
Minimum  Liquidity  Level  (which  will  include a  determination  of items (iv)
through  (vi) in Section  8(a)  above) and 1940 Act Asset  Coverage  (which will include a determination  of items (vii) through (ix) in Section 8(a) above),  as the case may be. On or before the third  Business Day after a Valuation  Date on which the Corporation  fails to meet any asset maintenance test, the Corporation is required to deliver to the  Remarketing  Agent,  S&P and Moody's the relevant
Certificates  of Preferred Share Basic  Maintenance  Amount,  Minimum  Liquidity
Level and 1940 Act Asset Coverage, as the case may be.

     (e) The Corporation will also deliver Certificates of Preferred Share Basic
Maintenance  Amount,  Minimum Liquidity Level and 1940 Act Asset Coverage (i) to
the Remarketing  Agent,  S&P and Moody's as of the Date of Original  Issue,  any
Cure Date and the last Business Day of each fiscal  quarter of the  Corporation, in each case on or before the third Business Day after such day; (ii) to Moody's or S&P on or before the third Business Day after any day on which the Discounted
Value of Moody's Eligible Assets or S&P Eligible Assets, respectively,  is equal to or less than the Preferred Share Basic Maintenance  Amount or does not exceed the Preferred Share Basic  Maintenance  Amount by more than 5%; (iii) to Moody's on or before the third Business Day after the Corporation  redeems any shares of
Common Stock; and (iv) to S&P upon request.

     (f) Within ten Business Days after delivery of such report  relating to the last  Business  Day of each fiscal year end of the  Corporation,  and within ten
Business  Days after  delivery of such  report  relating to the Date of Original
Issue and any Cure Date, the Corporation will deliver to the Remarketing  Agent,
S&P and Moody's a letter prepared by the Corporation's  independent  accountants regarding the accuracy of the  calculations  made by the Corporation in its most recent  Certificates  of  Preferred  Share  Basic  Maintenance  Amount,  Minimum
Liquidity Level and the 1940 Act Asset Coverage and in Certificates of Preferred
Share  Basic  Maintenance  Amount,  Minimum  Liquidity  Level and 1940 Act Asset
Coverage on a Valuation  Date during such fiscal year selected at random by such accountants.  If any  such  letter  prepared  by the  Corporation's  independent accountants shows that an error was made in any of the most recent  Certificates of Preferred Share Basic  Maintenance  Amount,  Minimum Liquidity Level and 1940
Act Asset Coverage,  the calculation or determination  made by the Corporation's independent  accountants  will be conclusive and binding on the  Corporation and notice of such discrepancy shall be given in writing to each of Moody's and S&P.

     (g)  The  letter  referred  to in  subsection  (f)  will  confirm  (i)  the mathematical accuracy of the calculations  reflected in the related Certificates of Preferred Share Basic  Maintenance  Amount,  Minimum Liquidity Level and 1940
Act Asset Coverage,  (ii) that the method used by the Corporation in determining whether or not the Preferred Share Basic Maintenance  Amount,  Minimum Liquidity
Level and 1940 Act Asset  Coverage are met is in accordance  with the applicable requirements of the  Corporation's  Preferred Share  Provisions,  (iii) that the written price quotations used by the Corporation in such  determination  conform to the written  quotations  obtained by the  Corporation in accordance  with the applicable  requirements of the Corporation's  Preferred Share  Provisions,  and
(iv) that the assets listed as Eligible  Assets and Dividend  Coverage Assets in the Preferred Share Basic  Maintenance  Amount and Minimum Liquidity Level tests conform to the description of Eligible Assets and Dividend  Coverage Assets,  as
the case  may be,  set  forth in the  Corporation's  Series  D  Preferred  Share
Provisions.

     (h) The Corporation  shall give prompt written notice to S&P and to Moody's of (i) any material  change to the Articles of the  Corporation,  including  the
Preferred Share Provisions, or the by-laws of the Corporation,  (ii) any failure by the  Corporation  to declare or pay any  dividend  on the Series D  Preferred
Shares,  (iii) any issuance of a notice of optional or mandatory  redemption  of the Series D Preferred  Shares,  (iv) the  assumption of control of the Board of
Directors of the  Corporation by holders of preferred  stock pursuant to Section
6(b)  of  Part  I  of  the  Series  D  Preferred  Share   Provisions,   (v)  the
unavailability of pricing information with respect to the Municipal  Obligations in the Corporation's portfolio, whether pursuant to a pricing service or through dealer bids, (vi) any change in any pricing service utilized by the Corporation,
(vii) any Dividend Period in which the Applicable  Dividend Rate is greater than or  equal  to 95% of the  "AA"  Composite  Commercial  Paper  Rate,  (viii)  the designation by the Board of Directors of any Special Dividend  Period,  (ix) any
person's  acquisition,  to the  knowledge  of  the  Corporation,  of  beneficial ownership  of 5% or more of any  class of the  Corporation's  voting  securities
(including the Series D Preferred  Shares),  (x) any change in the index used in determining the Reference Rate, (xi) any tax changes that affect the calculation of the Additional Dividends,  and (xii) any change in the Corporation's Adviser.
In addition,  the Corporation shall give prompt written notice to Moody's of (A)
any increase in the Marginal Tax Rate of 40% or more and (B) any increase in the
Marginal Tax Rate such that the Marginal Tax Rate equals or exceeds 50%.

9.   Certain Other Restrictions

     (a) For so long as any  Series  D  Preferred  Shares  are  Outstanding  and
Moody's and S&P are rating such shares,  the Corporation will not, unless it has received  written  confirmation  from Moody's and S&P, as appropriate,  that any such  action  would not impair the ratings  then  assigned by Moody's and S&P to
Series  D  Preferred  Shares,  engage  in any  one  or  more  of  the  following transactions:

          (i) borrow money,  except that the Corporation may, without  obtaining the written  confirmation  described above, borrow money for the purpose of clearing  securities  transactions if the Preferred Share Basic Maintenance
     Amount  would  continue  to  be  satisfied  after  giving  effect  to  such borrowing, provided that so long as any Series D Preferred Shares are rated by  Moody's,  such  borrowing  will not exceed 5% of the value of the total assets of the Corporation, will be required to be repaid within 60 days and will not be extendable or renewable;

          (ii) engage in any short sales of securities;

          (iii) lend securities; or

          (iv) issue any class of stock ranking prior to or on a parity with the
     Series  D  Preferred  Shares  with  respect  to  paying  dividends  or  the distribution of assets upon  dissolution,  liquidation or winding up of the
     Corporation.

     (b) For so long as Series D Preferred  Shares are rated by Moody's and such shares remain  Outstanding,  the  Corporation  will not,  except as necessary to effect Closing  Transactions,  engage in  transactions in options on securities, futures  contracts or options on futures  contracts,  except that, in connection with  Moody's  Hedging  Transactions,  (i) the  Corporation  may buy call or put option contracts, (ii) the Corporation may write covered call options, and (iii)
the Corporation may write put options, in each case on securities.  For purposes of valuation of Moody's  Eligible Assets,  (i) if the Corporation  writes a call option,  the  underlying  asset will be valued as follows:  (A) if the option is exchange-traded  and may be offset  readily or if the option  expires before the earliest possible redemption date of the Series D Preferred Shares, at the lower of the  Discounted  Value of the  underlying  security and exercise price of the option or (B) otherwise,  it has no value; (ii) if the Corporation  writes a put option,  the  underlying  asset  will be valued as  follows:  the  lesser of (A)
exercise price and (B) the  Discounted  Value of the  underlying  security;  and
(iii) call or put option contracts which the Corporation buys have no value. For so long as Series D Preferred  Shares are rated by Moody's,  (i) the Corporation will not engage in options transactions for leveraging or speculative  purposes;
(ii) the Corporation  will not write any  anticipatory  call options pursuant to which the  Corporation  hedges the  anticipated  purchase  of an asset  prior to completion of such purchase; (iii) the Corporation will not enter into an option unless,  after giving effect  thereto,  the  Corporation  would continue to have
Moody's  Eligible Assets with an aggregate  Discounted Value equal to or greater than the Preferred Share Basic Maintenance Amount; (iv) the Corporation will not enter  into an  option  unless  after  giving  effect  to such  transaction  the
Corporation would continue to be in compliance with Section 7(b) of this Part I;
(v) for purposes of the Preferred Share Basic Maintenance  Amount, (A) assets in margin accounts are not Moody's Eligible Assets, (B) 10% of the settlement price of  assets  sold  under a  futures  contract,  the  settlement  price of  assets purchased  under a futures  contract and the  settlement  price of an underlying futures contract if the Corporation writes put options on futures contracts will constitute  liabilities of the  Corporation,  and (C) if the Corporation  writes call  options  on  futures  contracts  and does not own the  underlying  futures contract,  105% of the fair market value of the underlying futures contract will constitute a liability of the Corporation; (vi) the Corporation shall write only exchange-traded  options on exchanges approved by Moody's;  (vii) where delivery may  be  made  to the  Corporation  with  any  of a  class  of  securities,  the
Corporation  shall assume for purposes of the Preferred Share Basic  Maintenance
Amount that it takes  delivery of that security which yields it the least value;
(viii)  the  Corporation  will  not  engage  in  forward  contracts;   (ix)  the
Corporation  will enter into  future  contracts  as sellers  only if it owns the underlying  securities;  and (x) there  shall be a  quarterly  audit made of the
Corporation's futures and options transactions by the Corporation's  independent accountants  to  confirm  that  the  Corporation  is in  compliance  with  these standards.  Notwithstanding  the foregoing  restrictions on options and futures, the  Corporation may engage in such  transactions  if the  Corporation  receives written  confirmation  from Moody's that the action the Corporation  proposes to take would not impair the rating then assigned to the Series D Preferred Shares.

     (c) For so long as  Series D  Preferred  Shares  are  rated by S&P and such shares remain  Outstanding,  the Corporation  will not merge or consolidate with any other corporation or change pricing services.  In addition,  the Corporation will  not  purchase  or sell  futures  contracts  or  options  thereon  or write unsecured put or uncovered call options on portfolio securities, except that (i)
the  Corporation  may  engage  in any  S&P  Hedging  Transactions  based  on the
Municipal Index,  provided that (A) the Corporation  shall not engage in any S&P
Hedging   Transactions   based  on  the  Municipal  Index  (other  than  Closing
Transactions)  which would cause the Corporation at the time of such transaction to own or have  sold the  least  of (1)  more  than  1,000  outstanding  futures contracts based on the Municipal Index, (2) outstanding  futures contracts based on the  Municipal  Index and on Treasury  Bonds  exceeding  in number 25% of the quotient of the fair market value of the  Corporation's  total assets divided by
100,000,  or (3)  outstanding  futures  contracts  based on the Municipal  Index exceeding in number 10% of the average number of daily traded futures  contracts based on the  Municipal  Index in the month prior to the time of effecting  such transaction as reported by The Wall Street Journal; and (ii) the Corporation may
engage in S&P Hedging  Transactions  based on Treasury Bonds,  provided that (A)
the  Corporation  shall not  engage  in any S&P  Hedging  Transactions  based on
Treasury  Bonds  (other  than  Closing   Transactions)  which  would  cause  the
Corporation  at the time of such  transaction  to own or have sold the lesser of
(1) outstanding  futures  contracts based on Treasury Bonds and on the Municipal
Index  exceeding  in number 25% of the  quotient of the fair market value of the
Corporation's  total  assets  divided  by  100,000  or (2)  outstanding  futures contracts  based on Treasury Bonds exceeding in number 10% of the average number of daily traded futures  contracts based on Treasury Bonds in the month prior to the time of effecting such  transaction as reported by The Wall Street  Journal.
For so long as Series D Preferred  Shares are rated by S&P, the Corporation will engage in Closing  Transactions  to close out any outstanding  futures  contract which the Corporation  owns or has sold or any outstanding  option thereon owned by the Corporation in the event (i) the  Corporation  does not have S&P Eligible
Assets with an aggregate Discounted Value equal to or greater than the Preferred
Share Basic Maintenance  Amount on two consecutive  Valuation Dates and (ii) the
Corporation  is required to pay  Variation  Margin on the second such  Valuation
Date. For so long as Series D Preferred Shares are rated by S&P, the Corporation will  engage  in a Closing  Transaction  to close  out any  outstanding  futures contract or option  thereon in the month prior to the  delivery  month under the terms of such futures  contract or option thereon unless the  Corporation  holds securities  deliverable  under such  terms.  For  purposes  of  determining  S&P
Eligible  Assets  to  determine   compliance  with  the  Preferred  Share  Basic
Maintenance  Amount, no amounts on deposit with the  Corporations,  custodian or broker  representing  Initial  Margin or Variation  Margin shall  constitute S&P
Eligible Assets. For so long as Series D Preferred Shares are rated by S&P, when the Corporation writes a futures contract or option thereon, it will maintain an amount of cash,  cash  equivalents or short-term,  fixed-income  securities in a segregated  account  with the  Corporation's  custodian,  so that the  amount so segregated  plus the amount of Initial  Margin and Variation  Margin held in the account of the Corporation's  broker equals the fair market value of the futures contract,  except that in the event the Corporation writes a futures contract or
option  thereon  which  requires  delivery  of  an  underlying   security,   the
Corporation shall hold such underlying  security.  Notwithstanding the foregoing restrictions, the Corporation may engage in such transactions if the Corporation receives written  confirmation from S&P that the action the Corporation proposes to take  would not impair the rating  then  assigned  to the Series D  Preferred
Shares.

                                     PART II

1.   Remarketing Schedule

     Each Remarketing  shall take place over a two-day period  consisting of the
Remarketing  Date  and  the  Settlement  Date.  Such  dates  or  the  method  of establishing  such dates shall be determined by the Board of Directors from time to time.

2.   Advance Notice of Allocation of Taxable Income

     If the  Corporation  intends to  allocate  any net  capital  gains or other income  taxable for  federal  income tax  purposes  to any  dividend on Series D
Preferred  Shares,  the  Corporation  may notify the  Remarketing  Agent and the
Paying Agent of the amount to be so included seven days prior to the Remarketing on which the  Applicable  Dividend Rate for such dividend is to be  established.
Whenever the  Remarketing  Agent receives such notice from the  Corporation,  it will in turn  notify the Holders of Series D  Preferred  Shares and  prospective purchasers  believed by it to be  interested  in  purchasing  Series D Preferred
Shares in such Remarketing.

3.   Procedure for Tendering

     (a) Series D Preferred  Shares are subject to Tender and Dividend  Reset at the end of each  Dividend  Period  in the  Remarketing  which  commences  on the
Remarketing Date immediately  prior to the end of such Dividend Period.  By 9:00
a.m., New York City time, on each Remarketing Date, the Remarketing Agent shall, after canvassing the market and considering  prevailing market conditions at the time for Series D Preferred Shares and similar  securities,  provide  Beneficial
Owners of Series D Preferred  Shares  non-binding  indications of the Applicable
Dividend Rate for such shares for the next succeeding  28-day  Dividend  Period;
provided that, if the Board of Directors has designated the next Dividend Period as a Special Dividend Period,  the Remarketing  Agent will provide to Beneficial
Owners a non-binding  indication  only of the Applicable  Dividend Rate for such
Special Dividend Period.  The actual Applicable  Dividend Rate for such Dividend
Period may be  greater  than or less than the rate per annum  indicated  in such non-binding  indications  (but not greater than the applicable  Maximum Dividend
Rate) and will not be  determined  until  after a Holder is required to elect to hold or sell its Series D Preferred  Shares.  By 12:00 noon, New York City time, on such  Remarketing  Date, each Holder of Series D Preferred Shares must notify the Remarketing Agent of its desire, on a share-by-share basis, either to tender such Series D Preferred Shares at a price of $50,000 per share or to continue to hold  such  share  for  the  next  Dividend  Period.  Any  notice  given  to the
Remarketing  Agent to tender or hold  shares for a  particular  Dividend  Period shall be irrevocable and may not be waived by the Remarketing Agent, except that the Remarketing Agent may, in its sole discretion (i) at the request of a Holder that has  tendered  one or more  shares to the  Remarketing  Agent,  waive  such
Holder's tender, and thereby enable such Holder to continue to hold the share or shares for a 28-day Dividend Period or a designated  Special Dividend Period, if applicable,  as agreed to by such Holder and the Remarketing Agent at such time, so long as such tendering Holder has indicated to the Remarketing  Agent that it would accept the new  Applicable  Dividend Rate for such Dividend  Period,  such waiver to be contingent  upon the  Remarketing  Agent's  ability to remarket all shares  tendered in such  Remarketing,  and (ii) at the request of a Holder that has  elected to hold one or more of its Series D  Preferred  Shares,  waive such
Holder's  election with respect  thereto.  Notwithstanding  the  foregoing,  any holder or prospective purchaser may informally indicate to the Remarketing Agent its Applicable  Dividend Rate  preferences.  The  Applicable  Dividend Rate with respect to a Dividend  Period  may be  greater or less than such  informal  rate preferences.

     (b) The  right of each  Holder  to tender  Series D  Preferred  Shares in a
Remarketing  shall be  limited  to the  extent  that (i) the  Remarketing  Agent conducts a Remarketing pursuant to the terms of the Remarketing Agreement,  (ii)
shares tendered have not been called for  redemption,  and (iii) the Remarketing
Agent is able to find a purchaser or purchasers for tendered  Series D Preferred
Shares  at an  Applicable  Dividend  Rate  for a  28-day  Dividend  Period  or a
designated  Special  Dividend  Period,  if any, not in excess of any  applicable
Maximum Dividend Rate.

     (c) Subject to the  condition  set forth in the next  sentence,  holders of
Series D  Preferred  Shares that fail on a  Remarketing  Date for such shares to elect to tender or hold such shares  will be deemed to have  elected to continue to  hold  such  shares  for  the  next  applicable  Dividend  Period.  If,  on a
Remarketing  Date, the current  Dividend Period with respect to such shares is a
Special Dividend Period of more than 90 days, or the succeeding  Dividend Period with respect to such shares has been  designated  by the Board of Directors as a
Special  Dividend  Period of more than 90 days, then holders of such shares that fail to tender or hold such shares will be deemed to have elected to tender such shares.

4.   Determination of Applicable Dividend Rates

     (a) By 3:00  p.m.,  New York  City  time,  on each  Remarketing  Date,  the
Remarketing  Agent shall  determine the Applicable  Dividend Rate to the nearest one-thousandth  (0.001) of one percent per annum for the next  Dividend  Period.
The Applicable Dividend Rate for each such Dividend Period,  except as otherwise required  herein,  shall be the  dividend  rate per annum which the  Remarketing
Agent determines,  in its sole judgment,  to be the lowest rate that will enable it to remarket on behalf of the Holders thereof of the Series D Preferred Shares in such  Remarketing and tendered to it on such  Remarketing  Date at a price of
$50,000 per share.

     (b) If no  Applicable  Dividend  Rate  shall  have  been  established  on a
Remarketing Date in a Remarketing for the next Dividend  Period,  for any reason
(other than because there is no Remarketing  Agent or the  Remarketing  Agent is not required to conduct a Remarketing  pursuant to the terms of the  Remarketing
Agreement),  then the  Remarketing  Agent,  in its sole  discretion,  shall,  if necessary  and except  during a  Non-Payment  Period,  after taking into account market  conditions as reflected in the  prevailing  yields on fixed and variable rate taxable and tax-exempt debt  securities and the prevailing  dividend yields of fixed and variable rate preferred stock,  determine such Applicable  Dividend
Rate which will be the rate per annum that would be the  initial  dividend  rate fixed  in an  offering  on  such  Remarketing  Date,  assuming  in  each  case a comparable  dividend  period,  issuer and security.  If there is no  Remarketing because there is no Remarketing  Agent or the Remarketing  Agent is not required to conduct a Remarketing  pursuant to the Remarketing  Agreement,  then,  except during a Non-Payment  Period,  the  Applicable  Dividend Rate for shares for the subsequent  Dividend Period and for each subsequent Dividend Period for which no
Remarketing takes place because of the foregoing shall be the applicable Maximum
Dividend  Rate and the next  succeeding  Dividend  Period  shall be a  Seven-day
Dividend Period.

     (c) In determining  such Applicable  Dividend Rate, the  Remarketing  Agent shall,  after  taking  into  account  market  conditions  as  reflected  in  the prevailing  yields  on fixed and  variable  rate  taxable  and  tax-exempt  debt securities  and the  prevailing  dividend  yields  of fixed  and  variable  rate preferred stocks determined for the purpose of providing non-binding indications of the Applicable Dividend Rate to Holders and potential  purchasers of Series D
Preferred Shares,  (i) consider the number of Series D Preferred Shares tendered and the number of Series D Preferred Shares potential  purchasers are willing to purchase,  and (ii)  contact by telephone  or  otherwise  current and  potential
Holders of Series D Preferred  Shares to ascertain  the dividend  rates at which they would be willing to hold Series D Preferred Shares.

     (d) The  Applicable  Dividend  Rate shall be determined as aforesaid by the
Remarketing Agent in its sole discretion  (except as otherwise  provided in this
Statement  with  respect  to an  Applicable  Dividend  Rate  that  shall  be the
Non-Payment  Period Rate or the Maximum  Dividend  Rate) and shall be conclusive and binding on Holders.

     (e) Except during a Non-Payment  Period,  the Applicable  Dividend Rate for
any Dividend Period shall not be more than the applicable Maximum Dividend Rate.

5.   Allocation of Shares: Failure to Remarket at $50,000 Per Share

     (a) If the  Remarketing  Agent is unable to remarket by 1:00 p.m., New York
City time, on a Settlement Date all Series D Preferred  Shares tendered to it in the related  Remarketing  at a price of $50,000 per share,  (i) each Holder that tendered or was deemed to have tendered Series D Preferred Shares for sale shall sell a number of Series D Preferred  Shares on a pro rata  basis,  to the extent practicable,  or by lot,  as  determined  by the  Remarketing  Agent in its sole discretion,  based  upon the  number of orders to  purchase  Series D  Preferred
Shares in such Remarketing, and (ii) the Dividend Period for such series will be a Seven-day  Dividend Period and the Applicable  Dividend Rate for such Dividend
Period shall be the Maximum Dividend Rate for a Seven-day Dividend Period.

     (b) If the allocation  procedures  described above would result in the sale of a fraction of a Series D Preferred Share, the Remarketing Agent shall, in its sole  discretion,  round up or down the number of Series D Preferred Shares sold by each Holder on the  applicable  Settlement  Date so that each share sold by a
Holder shall be a whole Series D Preferred Share, and the total number of shares sold equals the total number of shares purchased on such Settlement Date.

6.   Notification of Results; Settlement

     (a) Subject to a failure to remarket as described in Part II,  Section 5 of this Statement,  by telephone at approximately 3:30 p.m., New York City time, on each  Remarketing  Date,  the  Remarketing  Agent  shall  advise  each Holder of tendered  shares and each purchaser  thereof (or the Agent Member thereof who in turn will  advise  such  Holder or  purchaser)  (i) of the number of shares such
Holder or purchaser is to sell or purchase and (ii) to give  instructions to its
Agent  Member to deliver  such  shares  against  payment  therefor or to pay the purchase price against delivery as appropriate.  The Remarketing Agent will also advise each Holder or  purchaser  that is to continue to hold,  or to  purchase, shares  with  a  Dividend  Period  beginning  on  such  Settlement  Date  of the
Applicable Dividend Rate for such shares.

     (b) In accordance with the Securities  Depository's  normal procedures,  on the  Settlement  Date,  the  transactions  described  above with respect to each
Series D Preferred Share shall be executed through the Securities Depository, if the  Securities  Depository or its nominee  holds or is to hold the  certificate relating to the shares to be purchased, and the accounts of the respective Agent
Members of the  Securities  Depository  shall be debited and credited and shares delivered by book entry as necessary to effect the purchases and sales of Series
D Preferred Shares in the related Remarketing.  Purchasers of Series D Preferred
Shares shall make payment to the Paying Agent in same-day funds against delivery to other purchasers or their nominees of one or more  certificates  representing
Series D Preferred Shares, or, if the Securities Depository or its nominee holds or is to hold the  certificate  relating to the shares to be purchased,  through their  Agent  Members in same-day  funds to the  Securities  Depository  against delivery by book entry of Series D Preferred Shares through their Agent Members.
The  Securities  Depository  shall make  payment in  accordance  with its normal procedures.  If the certificate for Series D Preferred Shares is not held by the
Securities  Depository or its nominee,  payment with respect to such shares will be made in same-day funds to the Paying Agent against  delivery of  certificates for such shares.  As long as the Securities  Depository or its nominee holds the certificates  representing the Series D Preferred Shares, no share  certificates will need to be  delivered  by any  selling  Holder to reflect  any  transfer of
Series D Preferred Shares effected in a Remarketing.

     (c) If any Holder selling Series D Preferred Shares in a Remarketing  fails to deliver such shares, the Agent Member of such selling Holder and of any other person that was to have purchased  Series D Preferred Shares in such Remarketing may deliver to any such other person a number of whole Series D Preferred Shares that is less than the number of shares that  otherwise  was to be  purchased  by such  person.  In such event,  the number of Series D Preferred  Shares to be so delivered  shall be  determined  by such Agent  Member.  Delivery of such lesser number of Series D Preferred Shares shall constitute good delivery.

     (d) The Remarketing  Agent, the Paying Agent and the Securities  Depository
each will use its reasonable  commercial efforts to meet the timing requirements set forth in  paragraphs  (a) and (b) above;  provided  that,  in the event that there is a delay in the occurrence of any delivery or other event connected with a  Remarketing,  the  Remarketing  Agent,  the Paying  Agent and the  Securities
Depository each will use its reasonable  commercial  efforts to accommodate such delay in furtherance of the Remarketing.

     (e) Notwithstanding any of the foregoing  provisions of this Section 6, the
Remarketing Agent may, in its sole discretion,  modify the settlement procedures set forth above with respect to any Remarketing,  provided any such modification does not  adversely  affect  the  Holders  of Series D  Preferred  Shares or the
Corporation.

7.   Purchase of Preferred Shares by Remarketing Agent

     The  Remarketing  Agent may purchase for its own account Series D Preferred
Shares in a  Remarketing,  provided  that it  purchases  all tendered (or deemed tendered)  Series  D  Preferred  Shares  not sold in such  Remarketing  to other purchasers and that the  Applicable  Dividend Rate  established  with respect to such shares in such  Remarketing is no higher than the Applicable  Dividend Rate that would have been established if the Remarketing Agent had not purchased such shares. Except as provided in the previous sentence, the Remarketing Agent shall not be obligated to purchase any Series D Preferred  Shares that would otherwise remain  unsold in a  Remarketing.  If the  Remarketing  Agent  owns any Series D
Preferred Shares subject to a Remarketing  immediately prior to such Remarketing and if all Series D Preferred Shares tendered for sale by other owners have been sold in such Remarketing, then the Remarketing Agent may sell such number of its shares in such Remarketing as there are outstanding orders to purchase that have not been  filled by  shares  tendered  for sale by other  Holders.  Neither  the
Corporation,  the Paying Agent nor the  Remarketing  Agent shall be obligated in any case to provide funds to make payment to a Holder upon such Holder's  tender of its Series D Preferred Shares in a Remarketing.

8.   Applicable Dividend Rate During a Non-Payment Period

     So long as a Non-Payment Period shall continue, paragraphs 1, 2, 3, 4, 5, 6 and 7 of this Part II shall not be  applicable  to any of the Series D Preferred
Shares and such  Series D  Preferred  Shares  shall not be subject to Tender and
Dividend  Reset and the  Applicable  Dividend  Rate for such shares shall be the
Non-Payment Period Rate.

9.   Transfers

     Unless the Corporation has elected,  during a Non-Payment  Period, to waive this  requirement,  ownership of Series D Preferred Shares will be maintained in book entry form by the Securities Depository, for the account of an Agent Member designated  by each  purchaser of Series D Preferred  Shares to the  Remarketing
Agent.  Such Agent Member,  in turn,  shall maintain records of such purchaser's beneficial  ownership.  Furthermore,  unless the Corporation shall have elected, during a Non-Payment  Period, to waive this requirement,  a Beneficial Owner may sell,  transfer or otherwise dispose of any Series D Preferred Shares held by it only pursuant to orders placed in a Remarketing  or, in the case of any transfer other than  pursuant to a  Remarketing,  if such  Beneficial  Owner or its Agent
Member advises the Remarketing  Agent of such transfer and the Remarketing Agent is provided such  information  about the new Beneficial Owner as may be required by the Paying Agent.

10.  Miscellaneous

     To the extent  permitted by  applicable  law, the Board of Directors of the
Corporation  may  interpret  or adjust  the  provisions  hereof to  resolve  any inconsistency or ambiguity, or to remedy any formal defect.

11.  Securities Depository; Stock Certificates

     (a) If there is a Securities  Depository,  one  certificate  for all of the
Series D  Preferred  Shares  shall be issued to the  Securities  Depository  and registered  in the  name  of the  Securities  Depository  or its  nominee.  Such certificate  shall bear a legend to the effect that such  certificate  is issued subject to the provisions  contained in this  Statement.  Unless the Corporation shall have elected, during a Non-Payment Period, to waive this requirement,  the
Corporation will also issue  stop-transfer  instructions to the Paying Agent for the Series D Preferred  Shares.  Except as provided in paragraph (b) below,  the
Securities  Depository  or its nominee  will be the only holder of  certificates representing Series D Preferred Shares, and no Holder shall receive certificates representing its ownership interest in such shares.

     (b) If the Applicable Dividend Rate shall be the Non-Payment Period Rate or there is no Securities  Depository,  the Corporation may at its option issue one or more new  certificates  with respect Series D Preferred  Shares  (without the legend  referred to in paragraph  11(a) of this Part II) registered in the names of the Holders or their  nominees  and rescind  the  stop-transfer  instructions referred to in paragraph 11(a) of this Part II with respect to such shares.

     IN WITNESS WHEREOF,  DELAWARE  INVESTMENTS  MINNESOTA MUNICIPAL INCOME FUND
II, INC. has caused these presents to be signed in its name and on its behalf by its ________________________ [officer title], and attested by its Secretary, and the said officers of the Corporation further  acknowledged said instrument to be the corporate act of the Corporation,  and stated under the penalties of perjury that to the best of their  knowledge,  information  and belief the  matters  and facts  therein  set forth with  respect  to  approval  are true in all  material respects, all on _____________, 2006.

                                 DELAWARE INVESTMENTS MINNESOTA MUNICIPAL
                                 INCOME FUND II, INC.

                                 By:
                                 Name:    __________________________________
                                 Title:   __________________________________

ATTEST:

Secretary

                                TABLE OF CONTENTS

         Potential Restrictions on Acquiring Fund's Payment of

                  Description of Acquiring Fund Common Shares to
                  be Issued...................................................15

                  Description of Acquiring Fund Preferred Shares

                  Provisions for Delaying or Preventing Changes in

                  How the Fundamental Investment Restrictions Are

Exhibit C: Statement of Rights and Preferences of Series C
Preferred Shares.............................................................C-1

Exhibit D: Statement of Rights and Preferences of Series D
Preferred Shares.............................................................D-1

Table of Contents..............................................................i

                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
          DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC.

                             Dated October __, 2005

               Acquisitions of Substantially All of the Assets of
    Delaware Investments Minnesota Municipal Income Fund, Inc. (ASE: VMN) and
    Delaware Investments Minnesota Municipal Income Fund III, Inc. (ASE: VYM)

                       By, and In Exchange For Shares of,
    Delaware Investments Minnesota Municipal Income Fund II, Inc. (ASE: VMM)

     This Statement of Additional  Information ("SAI")  specifically  relates to the  proposed  acquisitions  of  substantially  all of the  assets  of  Delaware
Investments  Minnesota Municipal Income Fund, Inc.  ("Minnesota I") and Delaware
Investments  Minnesota  Municipal  Income Fund III, Inc.  ("Minnesota  III" and,
together with Minnesota I, the "Acquired  Funds") in exchange  solely for shares of Delaware  Investments  Minnesota  Municipal Income Fund II, Inc.  ("Acquiring
Fund").

     This SAI  incorporates  by reference the  respective  Annual Reports of the
Acquired Funds and the Acquiring Fund (collectively, the "Funds") for the fiscal year  ended  March  31,  2005,  as  previously  filed  via EDGAR on June 7, 2005
[Accession No. 0000950116-05-002114],  and is legally considered to be a part of this SAI.

     This SAI is not a Prospectus;  you should read this SAI in conjunction with the  Proxy  Statement/Prospectus  dated  October  ___,  2005,  relating  to  the
above-referenced   transaction.   You  can   request   a  copy   of  the   Proxy
Statement/Prospectus  by  calling  1-800-523-1918  or  by  writing  to  Delaware
Investments  Minnesota  Municipal Income Fund II, Inc.,  Account Services,  2005
Market Street, Philadelphia, PA 19103.

--------------------------------------------------------------------------------

                  Special Considerations Regarding Investments in Minnesota

                            INVESTMENT CONSIDERATIONS

     The  following  section  contains  further  information  about  the  Funds'
investments.   Capitalized  terms  not  defined  in  this  SAI  shall  have  the definitions given them in the Proxy Statement/Prospectus.

     INVESTMENT POLICIES

     Municipal Obligations

     Municipal  Obligations  may be issued to obtain  funds for  various  public purposes,  including the  construction  of public  facilities  such as airports, bridges, highways,  housing,  hospitals, mass transportation,  schools, streets, and water and sewer works. Other public purposes for which Municipal Obligations may be  issued  include  the  refinancing  of  outstanding  obligations  and the obtaining of funds for general operating  expenses and for loans to other public institutions  and  facilities.  In  addition,  certain  industrial  development, private  activity and pollution  control  bonds may be included  within the term
Municipal  Obligations  if the interest  paid  thereon  qualifies as exempt from federal income tax.

     The two principal  classifications  of Municipal  Obligations  are "general obligation"  and "revenue" or "special  obligation"  bonds.  General  obligation bonds are secured by the  issuer's  pledge of its full faith,  credit and taxing power for the payment of principal and interest.  Revenue or special  obligation bonds are payable only from the revenues  derived from a particular  facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source;  accordingly,  the timely payment of principal and interest in accordance  with the terms of the revenue or special  obligation bond is a function of the economic  viability  of such  facility or such revenue source. Industrial development, private activity and pollution control bonds are in most cases revenue bonds and do not  generally  constitute  the pledge of the credit or taxing  power of the  issuer of such  bonds.  There  are,  of  course, variations  in the security of Municipal  Obligations,  both within a particular classification and between classifications, depending upon numerous factors.

     Also  included  within the general  category of Municipal  Obligations  are participations in lease obligations or installment purchase contract obligations
(hereinafter  collectively called "lease obligations") of municipal  authorities or entities. Although lease obligations do not constitute general obligations of the municipality for which the  municipality's  taxing power is pledged, a lease obligation is ordinarily  backed by the  municipality's  covenant to budget for, appropriate  and make the  payments  due under the  lease  obligation.  However, certain lease obligations contain "non-appropriation" clauses which provide that the  municipality  has no  obligation  to make  lease  or  installment  purchase payments in future  years  unless  money is  appropriated  for such purpose on a yearly basis.  In the case of a  "non-appropriation"  lease, a Fund's ability to recover  under the lease in the event of  non-appropriation  or default  will be limited solely to the repossession of the leased  property,  without recourse to the general credit of the lessee,  and  disposition of the property in the event of  foreclosure  might prove  difficult.  Each Fund will seek to minimize  these risks by not  investing  more  than 5% of its total  investment  assets in lease obligations that contain  "non-appropriation"  clauses, and by only investing in those  "non-appropriation"  lease obligations where (a) the nature of the leased equipment  or  property  is such that its  ownership  or use is  essential  to a governmental function of the municipality;  (b) the lease payments will commence amortization  of  principal  at an early date,  resulting  in an average life of seven years for the lease obligation; (c) appropriate covenants will be obtained from the municipal  obligor  prohibiting the substitution or purchase of similar equipment if lease  payments  are not  appropriated;  (d) the lease  obligor has maintained  good market  acceptability  in the past;  (e) the investment is of a size that will be attractive to institutional  investors; and (f) the underlying leased  equipment  has  elements  of  portability  and/or use that  enhance  its marketability  in the event that  foreclosure on the  underlying  equipment were ever required. Each Fund has not imposed any percentage limitations with respect to its investment in lease  obligations  not subject to the  "non-appropriation"
risk,  except to the extent such  obligations are illiquid,  as discussed in the following paragraph.

     Lease obligations held by the Funds will be treated as illiquid unless they are  determined to be liquid  pursuant to guidelines  established by each Fund's
Board of Directors. Determinations concerning the liquidity of a municipal lease obligation will be based on all relevant factors, including (a) the frequency of trades  and  quotes for the  obligations;  (b) the number of dealers  willing to purchase or sell the security and the number of other potential buyers;  (c) the willingness of dealers to undertake to make a market in the securities;  and (d)
the nature of the  marketplace  trades,  including the time needed to dispose of the security,  the method of soliciting offers and the mechanics of transfer. In no event will such  obligations  be considered  liquid unless they are sold in a public  offering and are rated BBB or better by S&P or Baa or better by Moody's.
The lack of an  established  trading market for lease  obligations  may make the determination of the fair market value of such securities more difficult.

     Certain  Municipal  Obligations  may carry  variable or  floating  rates of interest  whereby the rate of  interest is not fixed but varies with  changes in specified  market  rates or indexes,  such as a bank prime rate or a  tax-exempt money market index. As used in the Proxy  Statement/Prospectus  and in this SAI, the term Municipal  Obligations  also includes  obligations,  such as tax-exempt notes,  municipal  commercial  paper and  municipal  lease  obligations,  having relatively  short-term  maturities,  although  each Fund  generally  intends  to emphasize investments in Municipal Obligations with long-term maturities.

     The  yields on  Municipal  Obligations  are  dependent  upon a  variety  of factors,  including  the  condition  of the market in general and the  Municipal
Obligations  market  in  particular,  the  size of a  particular  offering,  the maturity of the obligation  and the rating of the issue.  The ratings of Moody's and  S&P  represent  their  opinions  as  to  the  quality  of  those  Municipal
Obligations that they rate. It should be emphasized,  however,  that ratings are general  and are not  absolute  standards  of quality.  Consequently,  Municipal
Obligations with the same maturity, coupon and rating may have different yields, while  obligations  of the same maturity and coupon with  different  ratings may have the same yield. The market value of outstanding  Municipal Obligations will vary with changes in prevailing interest rate levels and as a result of changing evaluations  of the  ability of their  issuers to meet  interest  and  principal payments.  Generally,  a rise in  interest  rates will result in a decrease in a
Fund's net asset value per share,  while a drop in interest rates will result in an increase in a Fund's net asset value per share.

     Although  Municipal  Obligations in which a Fund may invest will be, at the time of  investment,  rated  investment  grade or determined  by the  investment adviser to be of  comparable  quality,  Municipal  Obligations,  like other debt obligations,  are subject to the risk of non-payment.  The ability of issuers of
Municipal  Obligations to make timely  payments of interest and principal may be adversely  impacted in general economic  downturns and as relative  governmental cost  burdens are  allocated  and  reallocated  among  federal,  state and local governmental  units. Such non-payment would result in a reduction of income to a
Fund and in a decrease in the net asset value of such Fund.

     Municipal  Obligations  are also subject to the  provisions of  bankruptcy, insolvency,  reorganization  and other laws affecting the rights and remedies of creditors,  such as the federal  Bankruptcy Code, and laws, if any, which may be enacted by the United State Congress or a state's legislature extending time for payment of principal or interest,  or both, or imposing other  constraints  upon enforcement of such obligations within constitutional limitations. There is also the possibility that, as a result of litigation or other  conditions,  the power or ability of issuers to meet their  obligations  for the payment of interest on and principal of the Municipal Obligations may be materially affected.

     From time to time,  legislation  has been  introduced  in the United States
Congress for the purpose of restricting  the  availability of or eliminating the federal  income tax  exemption  for interest on Municipal  Obligations,  some of which have been  enacted.  Additional  proposals may be introduced in the future that, if enacted,  could affect the  availability  of Municipal  Obligations for investment  by a Fund and the value of such  Fund's  portfolio.  In such  event, management  of the Fund may  reevaluate  the  Fund's  investment  objective  and policies.

     The Municipal  Obligations  market is rapidly evolving;  types of Municipal
Obligations other than those described above can be expected to be developed and marketed from time to time.  Consistent  with its investment  limitations,  each
Fund  expects  to invest in those new types of  Municipal  Obligations  that the investment  adviser  believes  may assist the Fund in achieving  its  investment objective.  Each Fund will notify  shareholders to the extent that it intends to invest more than 15% of its net assets in such obligations.

 Special Considerations Regarding Investments in Minnesota Municipal Obligations

     As  described in the Proxy  Statement/Prospectus,  except to the extent the
Funds invest in temporary  investments,  each Fund will invest substantially all of its total assets in Minnesota Municipal Obligations. Each Fund is, therefore, susceptible to political,  economic or regulatory  factors  affecting issuers of
Minnesota Municipal Obligations. The following information is a brief summary of particular  state  factors  affecting  the  Funds and does not  purport  to be a complete  description of such factors.  The financial  condition of the State of
Minnesota,  its public authorities and local governments could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Funds, or result in the default of existing  obligations, including  obligations  which  may be held  by a Fund.  Further,  the  State  of
Minnesota may face  numerous  forms of litigation  seeking  significant  damages that, if awarded,  may adversely affect the financial  situation of the state or issuers  located in the state. It should be noted that the  creditworthiness  of obligations issued by local issuers may be unrelated to the  creditworthiness of the State of  Minnesota,  and there is no obligation on the part of the state to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by the state.

     Bond ratings received on Minnesota's  general obligation bonds, if any, are
discussed  below.   Moody's,   S&P  and/or  Fitch,  Inc.  ("Fitch")  provide  an
assessment/rating  of the creditworthiness of an obligor. The debt rating is not a recommendation to purchase, sell, or hold a security,  inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current  information  furnished  by the issuer or  obtained  by the rating  service from other sources it considers  reliable.  Each rating  service does not perform an audit in  connection  with any rating and may, on  occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability  of, such information, or based on other  circumstances.  There is no assurance  that such ratings will continue  for any  given  period of time or that  they  will not be  revised  or withdrawn  entirely  by  any  such  rating  agencies,  if  in  their  respective judgments,  circumstances so warrant. The ratings are based, in varying degrees, on the following considerations:

     1.  Likelihood of payment  capacity and  willingness of the obligor to meet its financial  commitment  on an obligation in accordance  with the terms of the obligation.

     2. Nature and provisions of the obligation.

     3. Protection  afforded by, and relative position of, the obligation in the event of bankruptcy,  reorganization,  or other arrangement(s) under the laws of bankruptcy and other laws affecting creditors' rights.

     A revision or  withdrawal of any such credit rating could have an effect on the  market  price  of the  related  debt  obligations.  An  explanation  of the significance  and status of such credit  ratings may be obtained from the rating agencies furnishing the same.

     Hedging

     Although in normal  circumstances  each Fund does not intend to invest more than 5% of its assets in instruments other than Municipal Obligations, each Fund may attempt to hedge its investment  portfolio  against  market risk  (including interest rate risk) by engaging in various hedging transactions.  In particular, the Funds may purchase and sell futures  contracts,  enter into various interest rate  transactions,  and may  purchase and sell (or write)  exchange-listed  and over-the-counter  put and call  options  on  securities  and  futures  contracts
(collectively,  "Hedging  Transactions").  Hedging  Transactions  may be used to attempt  to protect  against  possible  changes in the market  value of a Fund's portfolio  resulting from trends in the debt  securities  markets,  to protect a
Fund's unrealized gains in the value of its portfolio securities,  to facilitate the sale of such securities for investment purposes,  to establish a position in the  securities  markets as a temporary  substitute  for  purchasing  particular securities, to manage the effective dollar-weighted average duration of a Fund's portfolio or for other risk management purposes.  Any or all of these techniques may be used at any time.  There is no  particular  strategy that requires use of one technique rather than another.  Use of any Hedging Transaction is a function of  market  conditions.  The  Hedging  Transactions  that the  Funds may use are described below. The ability of each Fund to hedge successfully will depend upon the investment  adviser's ability to predict  pertinent market movements,  which cannot be assured.

     Interest Rate Transactions  Among the Hedging  Transactions into which each
Fund may enter are interest rate swaps and the purchase or sale of interest rate caps and floors. Each Fund expects to enter into these transactions primarily to preserve  a return  or spread  on a  particular  investment  or  portion  of its portfolio, as a duration management technique or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Each
Fund  intends  to use these  transactions  as a hedge  and not as a  speculative investment.  Each Fund will not sell  interest rate caps or floors on securities that it does not own.  Interest  rate swaps  involve the exchange by a Fund with another party of their respective commitments to pay or receive interest,  e.g., an exchange of floating  rate payments for fixed rate payments with respect to a notional amount of principal.  The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive  payments of interest on a notional  principal  amount from the party  selling such  interest  rate cap. The purchase of an interest  rate floor entitles  the  purchaser,  to the extent  that a  specified  index falls below a predetermined  interest  rate,  to receive  payments  of  interest on a notional principal amount from the party selling such interest rate floor.

     Each Fund may enter into interest rate swaps,  caps and floors on either an asset-based or liability-based  basis,  depending upon whether it is hedging its assets or liabilities,  and will usually enter into interest rate swaps on a net basis,  i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will accrue the net amount of the excess, if any, of the Fund's  obligations over its entitlements  with respect to each  interest rate swap on a daily basis and will segregate an amount of cash or liquid  securities  having an aggregate net asset value at least  equal to the accrued  excess.  If a Fund enters into an interest rate swap on other than a net basis, the Fund will maintain a segregated account in the full  amount  accrued  on a daily  basis of the Fund's  obligations  with respect to the swap. To the extent a Fund sells (i.e.,  writes) caps and floors, it will maintain in a segregated  account cash or liquid debt securities  having an  aggregate  net asset value at least equal to the full  amount,  accrued on a daily basis,  of the Fund's  obligations  with respect to any caps or floors.  A
Fund will not enter into any interest rate swap, cap or floor transaction unless the  unsecured  senior  debt or the  claims-paying  ability  of the other  party thereto  is  rated  at  least A by at least  one  nationally  recognized  rating organization  at the  time of  entering  into  such  transaction.  If there is a default by the other party to such a transaction,  a Fund will have  contractual remedies pursuant to the agreements related to the transaction.

     There is no limit on the amount of interest rate swap transactions that may be entered into by the Funds.  These transactions do not involve the delivery of securities or other  underlying  assets or principal.  Accordingly,  the risk of loss with  respect  to  interest  rate  swaps is  limited  to the net  amount of interest  payments that a Fund is contractually  obligated to make. If the other party to an interest rate swap  defaults,  a Fund's risk of loss consists of the net amount of  interest  payments  that the Fund  contractually  is  entitled to receive.  The aggregate purchase price of caps and floors held by a Fund may not exceed 5% of the Fund's assets. Each Fund may sell (i.e., write) caps and floors without limitation, subject to the segregated asset requirement described above.

     Futures  Contracts Each Fund may also enter into contracts for the purchase or sale for future delivery ("futures contracts") of debt securities, aggregates of debt  securities or indices of prices thereof,  other  financial  indices and
U.S.  Government  debt securities to hedge against a decline in the value of its portfolio  securities  that might result from a change in interest rates. A Fund will  engage  in such  transactions  for  bona  fide  hedging,  risk  management
(including duration management) and other portfolio management purposes, in each case in  accordance  with the rules and  regulations  of the  Commodity  Futures
Trading Commission.

     In connection with  transactions  in futures  contracts and writing related options,  each Fund will be required to deposit as "initial  margin" a specified amount of cash or short-term,  U.S.  government  securities.  The initial margin required for a futures  contract is set by the exchange on which the contract is traded. It is expected that the initial margin would be approximately 1/2% to 5%
of a contract's  face value.  Thereafter,  subsequent  payments  (referred to as
"variation  margin")  are made to and from the  futures  commission  merchant to reflect changes in the value of the futures  contract.  No Fund will purchase or sell  futures  contracts  or  related  options  if, as a result,  the sum of the initial  margin  deposit on that Fund's  existing  futures  and related  options positions  and premiums paid for options or futures  contracts  entered into for other than bona fide hedging purposes would exceed 5% of such Fund's assets.

     Although  futures  contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled through  offsetting  before the date of the contract  without  having to make or take delivery of the securities.  The offsetting of a contractual  obligation is accomplished  by  buying  (or  selling,  as the  case  may be) on a  commodities exchange an identical  futures  contract calling for delivery in the same month.
Such a transaction,  which is effected through a member of an exchange,  cancels
the  obligation  to  make  or  take  delivery  of  the  securities.   Since  all
transactions  in the  futures  market are made,  offset or  fulfilled  through a clearing house associated with the exchange on which the contracts are traded, a
Fund will incur brokerage fees when it purchases or sells futures contracts.

     Calls on  Securities  and  Futures In order to reduce  fluctuations  in net asset value,  a Fund may sell or purchase  call  options  ("calls") on Municipal
Obligations   that  are  traded  on  U.S.   securities   exchanges  and  in  the
over-the-counter  markets and related futures on such securities.  A call option gives the  purchaser of the option the right to buy, and obligates the seller to sell, the underlying  security or futures contracts at the exercise price at any time or at a specified time during the option  period.  All such calls sold by a
Fund must be "covered" as long as the call is outstanding  (i.e.,  the Fund must own the securities or futures contract subject to the call). Calls on futures on
Municipal  Obligations  must also be covered  by  deliverable  securities  or by liquid assets segregated to satisfy the futures contract.  A call sold by a Fund exposes the Fund during the term of the option to possible  loss of  opportunity to  realize  appreciation  in the market  price of the  underlying  security  or futures contract and may require the Fund to hold a security or futures contract which it might  otherwise  have sold.  The  purchase  of a call gives a Fund the right to buy a security or futures contract at a fixed price.

     A Fund may purchase  call options to the extent that  premiums  paid by the
Fund do not  aggregate  more  than 2% of the  Fund's  total  assets.  A Fund may liquidate such a position by effecting a closing transaction,  although there is no guarantee that a Fund will be able to enter into a closing transaction.

     Puts on Securities and Futures Each Fund may purchase put options  ("puts")
that relate to Municipal Obligations (whether or not it holds such securities in its  portfolio)  or  futures  on such  securities.  Each Fund may also write put options on a secured  basis,  which means that the Fund will  segregate  cash or
U.S. government  securities in an amount not less than the exercise price of the option  at all  times  during  the  option  period.  The  amount of cash or U.S.
government  securities  segregated  will be adjusted on a daily basis to reflect changes in the market value of the securities  covered by the put option written by a Fund. Secured put options will generally be written in circumstances  where the investment  adviser wishes to purchase the underlying  security for a Fund's portfolio  at a price lower than the current  market price of the  security.  In such event,  a Fund would write a secured put option at an exercise price which, reduced by the premium  received on the option,  reflects  the lower price it is willing to pay.  A Fund may  effect  closing  transactions  with  respect to put options it previously wrote.

     A Fund will not sell puts if,  as a  result,  more than 50% of such  Fund's assets would be required to cover its potential obligation under its hedging and other investment transactions.  In selling puts, there is a risk that a Fund may be required to buy the underlying security at a disadvantageous price.

     Non-Fundamental Investment Restrictions

     In addition to the fundamental policies and investment restrictions and the various general investment policies described in the Proxy  Statement/Prospectus
and  this  SAI,  each  Fund  will  be  subject  to  the   following   investment
restrictions,  which are considered to be non-fundamental  and may be changed by the Board of Directors of such Fund without shareholder approval.

(1)  Each  Fund may not  borrow  money,  except  from  banks  for  temporary  or emergency  purposes or for  repurchase  of its shares,  and then only in an amount not  exceeding  one-third of the value of the Fund's  total  assets, including the amount borrowed.  No purchases of investment  securities will be made while any such borrowings exceed 5% of a Fund's total assets.

(2)  Each Fund shall not pledge, mortgage, hypothecate or otherwise encumber its assets,  except to secure  borrowings  permitted by  restriction  (1) above
     (collateral  arrangements  with respect to margin for future  contracts and options are not deemed to be pledges or other  encumbrances for purposes of this restriction).

(3)  Each Fund shall not issue  senior  securities,  as defined in the 1940 Act, other than  preferred  stock,  except to the extent such issuance  might be involved with respect to borrowings  described  under the  restriction  (2)
     above. Each Fund's collateral arrangements with respect to options, futures contracts and options on futures contracts and collateral requirements with respect to initial and variation  margin are not  considered by each Fund's
     Board of Directors to be the issuance of a senior security. Similarly, each
     Fund's obligations under interest rate swaps, caps and floors,  when-issued and  forward  commitment  transactions  and  similar  transactions  are not considered  by the Fund's Board of Directors to be the issuance of a senior security if covering assets are appropriately segregated.

(4)  Each Fund shall not make short sales of securities.

(5)  Each Fund shall not  invest for the  purpose  of  exercising  control  over management of any company.

(6)  Each Fund may  invest up to 15% of its net assets in  illiquid  securities, which may  include  securities  with  contractual  restrictions  on resale, securities exempt from  registration  under Rule 144A of the Securities Act of  1933,  as  amended,  and  other  securities  which  may not be  readily marketable. An investment is generally deemed to be "illiquid" if it cannot be  disposed  of within  seven days in the  ordinary  course of business at approximately the amount at which a Fund is valuing the investment.

     PORTFOLIO TURNOVER

     Portfolio trading will be undertaken  principally to accomplish each Fund's objective in relation to anticipated  movements in the general level of interest rates. A Fund is free to dispose of portfolio securities at any time, subject to complying  with the Code and the 1940 Act,  when  changes  in  circumstances  or conditions  make  such a move  desirable  in  light  of  the  Fund's  investment objective.  A Fund will not attempt to achieve or be limited to a  predetermined rate of  portfolio  turnover.  Such a  turnover  always  will be  incidental  to transactions undertaken with a view to achieving a Fund's investment objective.

     The degree of portfolio activity may affect the transaction costs of a Fund and taxes paid by such  Fund's  shareholders.  A  turnover  rate of 100% or more could occur,  for example,  if all the investments in a Fund's  portfolio at the beginning  of the year  were  replaced  by the end of the  year,  or if a single investment  was  frequently  traded.  In  investing  to achieve  its  investment objective, a Fund may hold securities for any period of time. A Fund's portfolio turnover  will be  increased  if that Fund writes a large number of call options which  are  subsequently  exercised.  To the  extent  a Fund  realizes  gain  on securities  held for  less  than six  months,  such  gains  are  taxable  to the shareholder subject to tax or to a Fund at ordinary income tax rates.

     The portfolio  turnover rate of a Fund is calculated by dividing the lesser of  purchases  or sales of  securities  for the  particular  fiscal  year by the monthly  average  of the value of the  securities  owned by the Fund  during the particular fiscal year,  exclusive of securities whose maturities at the time of acquisition are one year or less.

     The  portfolio  turnover  rates for each Fund for the past two fiscal years ending March 31 were as follows:

----------------------------------- ---------------------
Fund                                   2005       2004
----------------------------------- ---------------------
Delaware Investments Minnesota
Municipal Income Fund, Inc.            12%        50%
----------------------------------- ---------------------
Delaware Investments Minnesota
Municipal Income Fund II, Inc.         15%        34%
----------------------------------- ---------------------
Delaware Investments Minnesota
Municipal Income Fund III, Inc.        12%        41%
----------------------------------- ---------------------

     ADDITIONAL RISK FACTORS

     Risks of Futures

     General Risks There are several risks in using securities index or interest rate futures contracts as hedging devices. One risk arises because the prices of futures  contracts may not correlate  perfectly with movements in the underlying index or financial  instrument due to certain  market  distortions.  First,  all participants  in the futures  market are subject to initial margin and variation margin  requirements.  Rather than making additional  variation margin payments, investors may close the contracts through  offsetting  transactions  which could distort the normal  relationship  between the index or security  and the futures market.  Second,  the margin  requirements  in the futures market are lower than margin requirements in the securities market, and as a result the futures market may  attract  more  speculators  than  does  the  securities  market.  Increased participation  by  speculators  in the futures  market may also cause  temporary price  distortions.  Because of possible price  distortion in the futures market and because of imperfect  correlation between movements in indexes of securities and  movements in the prices of futures  contracts,  even a correct  forecast of general market trends may not result in a successful hedging  transaction over a very short period.

     Another risk arises because of imperfect  correlation  between movements in the value of the futures  contracts  and  movements  in the value of  securities subject  to the hedge.  With  respect to index  futures  contracts,  the risk of imperfect  correlation  increases  as  the  composition  of a  Fund's  portfolio diverges from the financial instruments included in the applicable index.

     Although each Fund  believes that the use of futures  contracts and options thereon will benefit it, if the investment  adviser's judgment about the general direction of securities prices or interest rates is incorrect,  a Fund's overall performance  may be poorer than if it had not entered into futures  contracts or purchased or sold options thereon at all. Successful use of futures contracts by a Fund is subject to the ability of the investment  adviser to predict correctly movements  in  the  direction  of  interest  rates  or the  relevant  underlying securities  market.  If a Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income  securities held in its portfolio and interest rates decrease  instead,  that Fund will lose part or all of the  benefit of the  increased  value of its  securities  which it has hedged  because it will have  offsetting  losses in its  futures  positions.  In addition,  in such situations,  if a Fund has insufficient  cash, it may have to sell securities to meet daily variation margin requirements.  A Fund may have to sell securities at a time when it may be disadvantageous to do so.

     Liquidity of Futures Contracts A Fund may elect to close some or all of its contracts  prior to  expiration.  The  purpose of making such a move would be to reduce or eliminate  the hedge  position held by that Fund. A Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made,  additional  cash as required  is paid by or to a Fund,  and that
Fund realizes a loss or a gain.

     Positions in futures  contracts  may be closed only on an exchange or board of trade providing a secondary market for such futures  contracts.  Although the
Funds  intend to enter into  futures  contracts  only on  exchanges or boards of trade  where  there  appears  to be an  active  secondary  market,  there  is no assurance that a liquid secondary market will exist for any particular  contract at any particular time.

     In addition,  most domestic futures exchanges and boards of trade limit the amount of  fluctuation  permitted  in futures  contract  prices  during a single trading day. The daily limit  establishes the maximum amount that the price of a futures  contract may vary either up or down from the previous day's  settlement price at the end of a trading session.  Once the daily limit has been reached in a  particular  contract,  no trades may be made that day at a price  beyond that limit.  The daily limit governs only price movement during a particular  trading day and therefore does not limit potential  losses because the limit may prevent the liquidation of unfavorable  positions.  It is possible that futures contract prices could move to the daily limit for several  consecutive  trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting  some futures  traders to substantial  losses.  In such event, it will not be  possible to close a futures  position  and, in the event of adverse price  movements,  a Fund  would be  required  to make daily  cash  payments  of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements  in the  futures  contract  and thus  provide an offset to losses on a futures contract.

     Risks of Options

     The use of options on  financial  instruments  and  indexes and on interest rate and index futures contracts also involves  additional risk. Compared to the purchase  or sale of futures  contracts,  the  purchase  of call or put  options involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus  transactions  costs).  The writing of a call option generates a premium, which may partially offset a decline in the value of a Fund's portfolio assets. By writing a call option, such Fund becomes obligated to sell an underlying  instrument or a futures contract,  which may have a value higher  than  the  exercise  price.  Conversely,  the  writing  of a put  option generates a premium,  but such Fund becomes obligated to purchase the underlying instrument or futures  contract,  which may have a value lower than the exercise price.  Thus,  the loss  incurred  by a Fund in writing  options  may exceed the amount of the premium received.

     The effective use of options  strategies is dependent,  among other things, on a Fund's ability to terminate options positions at a time when the investment adviser  deems it desirable to do so.  Although a Fund will enter into an option position only if the investment  adviser believes that a liquid secondary market exists for such  option,  there is no  assurance  that such Fund will be able to effect closing  transactions at any particular  time or at an acceptable  price.
The Funds' transactions involving options on futures contracts will be conducted only on recognized exchanges.

     A  Fund's  purchase  or sale  of put or call  options  will be  based  upon predictions as to anticipated  interest rates or market trends by the investment adviser,  which could prove to be inaccurate.  Even if the  expectations  of the investment adviser are correct,  there may be an imperfect  correlation  between the change in the value of the options and of the Fund's portfolio securities.

     The  writer  of an option  may have no  control  over  when the  underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option. The writer may be assigned an exercise notice at any time prior to the  termination  of  the  obligation.  Whether  or  not  an  option  expires unexercised,  the writer  retains the amount of the  premium.  This  amount,  of course, may, in the case of a covered call option, be offset by a decline in the market value of the  underlying  security  during the option  period.  If a call option is  exercised,  the writer  experiences a profit or loss from the sale of the underlying security.  If a put option is exercised,  the writer must fulfill the obligation to purchase the  underlying  security at the exercise price which will usually exceed the then market value of the underlying security.

     The writer of an option that wishes to terminate its  obligation may effect a "closing  purchase  transaction."  This is accomplished by buying an option of the same series as the option  previously  written.  The effect of a purchase is that  the  writer's  position  will be  canceled  by the  clearing  corporation.
However,  a writer may not effect a closing  purchase  transaction  after  being notified of the exercise of an option.  Likewise,  an investor who is the holder
of  an  option  may   liquidate  its  position  by  effecting  a  "closing  sale transaction."  This is  accomplished  by selling an option of the same series as the option  previously  purchased.  There is no guarantee  that either a closing purchase or a closing sale transaction can be effected.

     Effecting a closing  transaction  in the case of a written call option will permit a Fund to write  another  call  option on the  underlying  security  with either a different  exercise price or expiration date or both, or in the case of a written  put  option  will  permit a Fund to write  another  put option to the extent that the exercise price thereof is "covered" by segregated cash or liquid securities.  Also,  effecting  a closing  transaction  will  permit  the cash or proceeds from the concurrent sale of any securities  subject to the option to be used for other Fund investments. If a Fund desires to sell a particular security from its  portfolio  on which it has  written a call  option,  it will  effect a closing transaction prior to or concurrent with the sale of the security.

     An option  position  may be closed out only where there  exists a secondary market for an option of the same series.  If a secondary  market does not exist, it might not be possible to effect closing  transactions  in particular  options with the  result  that a Fund  would have to  exercise  the  options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. Reasons for the absence of a liquid  secondary  market may include  the  following:  (i)
there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a national  securities  exchange  on opening  transactions  or closing  transactions  or  both;  (iii)  trading  halts,  suspensions  or  other restrictions  may be imposed  with  respect to  particular  classes or series of options or underlying securities;  (iv) unusual or unforeseen  circumstances may
interrupt  normal  operations  on  a  national  securities  exchange;   (v)  the
facilities of a national securities exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading  volume;  or (vi) one or more national  securities  exchanges  could,  for economic or other  reasons, decide or be compelled at some future date to discontinue the trading of options
(or a  particular  class or series of  options),  in which  event the  secondary market  on that  national  securities  exchange  (or in that  class or series of options)  would cease to exist,  although  outstanding  options on that national securities exchange that had been issued by the Options Clearing  Corporation as a result of trades on that national  securities  exchange  would  continue to be exercisable in accordance with their terms.

     The Funds may purchase put options to hedge  against a decline in the value of their  portfolios.  By using put options in this way,  such Funds will reduce any profit they might otherwise have realized in the underlying  security by the amount of the premium paid for the put option and by transaction costs.

     The Funds may  purchase  call  options to hedge  against an increase in the price of securities  that such Funds  anticipate  purchasing in the future.  The premium  paid for the call  option  plus any  transaction  costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the  underlying  security  rises  sufficiently,  the  option may expire worthless to that Fund.

     Options   may  be   traded   over-the-counter   ("OTC   options").   In  an
over-the-counter  trading  environment,  many  of the  protections  afforded  to exchange  participants  will not be available.  For example,  there are no daily price fluctuation  limits, and adverse market movements could therefore continue to an  unlimited  extent over a period of time.  OTC options are illiquid and it may not be possible for the Funds to dispose of options  they have  purchased or terminate their obligations under an option they have written at a time when the investment adviser believes it would be advantageous to do so. Accordingly,  OTC options are subject to each Fund's  limitation  that a maximum of 15% of its net assets be invested in illiquid securities. In the event of the bankruptcy of the counterparty to an OTC option,  a Fund could experience a loss of all or part of the value of the option.  DMC anticipates that options on Municipal  Obligations will consist primarily of OTC options.

     MINNESOTA ECONOMIC FACTORS

     Each Fund is  susceptible  to  political,  economic or  regulatory  factors affecting issuers of Minnesota Municipal Obligations. These include the possible adverse  effects of certain  Minnesota  constitutional  amendments,  legislative measures,  voter  initiatives  and other matters that are described  below.  The information  provided  below  is only a brief  summary  of the  complex  factors affecting the financial  situation in Minnesota and is derived from sources that are generally available to investors and are believed to be accurate,  including information  obtained from state  agencies in Minnesota.  The Funds have made no independent verification of the accuracy or completeness of any of the following information,  and the Funds make no  representation  or warranty  regarding  the completeness or accuracy of this information.

     Economic Outlook

     According to the February  2005 Economic  Forecast of the  Minnesota  State
Department  of  Finance  (the  "Finance  Department"),  2004  was the  Minnesota
economy's best since 2000.  However,  the state's expansion was not as robust as nationwide. Jobs increased by 0.7 percent, less than the 1.0 percent experienced nationally.  And wage income rose 4.1  percent,  compared to 4.7 percent for the
U.S. Both the Minnesota and national  labor markets were soft,  but  Minnesota's was much more  volatile with  seasonally  adjusted  monthly job gains  sometimes offset by  subsequent  losses.  By year's end, the U.S.  jobs market was gaining momentum  while  Minnesota's  languished.  The last time  Minnesota  wage income lagged significantly behind the U.S. was in 1998.

     Payroll employment in 2004 grew by 23,000 jobs, but just 5000 of those jobs were  added in the last  eight  months of the  year.  Between  May and  December payroll  employment  in  Minnesota  grew by just 0.2 percent,  while  nationally employment  grew by 0.8  percent.  If  Minnesota  had  grown as  rapidly  as the national average the state would have 20,000 more jobs at the start of 2005 than it does. During November and December employment actually declined in Minnesota.
Nationally, it grew by 0.1 percent.

     Despite the  unstable  job  market,  other  indicators  suggest the state's modest expansion will continue. Perhaps the best sign is that Minnesota's income tax  withholding  implies wage income is on its way to  increasing  at least 5.5 percent from 2004's first quarter.  Other indicators are also positive, but less
so. Job  vacancies  are flat.  Initial  claims for  unemployment  insurance  are holding  at  a  level  the  Minnesota  Department  of  Employment  and  Economic
Development  (DEED)  indicates is consistent with "weak and sporadic job growth"
while continuing claims have improved recently. And, the Federal Reserve Bank of
Minneapolis  notes modest signs of growth in consumer  spending,  manufacturing, construction,  energy,  and  mining,  with  price  increases  appearing  in some sectors.

     It is not clear what is holding back job growth in Minnesota,  or where the weaknesses  in the economy  are.  Manufacturing  employment  in the U.S.  and in
Minnesota has fallen since mid 2000,  but when viewed on a percentage  basis the decline was less in Minnesota than  nationally.  Minnesota added just over 3,000 manufacturing  jobs in 2004,  a growth rate of 0.9 percent.  U.S.  manufacturing employment grew by just 0.2 percent.

     Recent  experience  explains much of the difference in the jobs outlook for the U.S. and Minnesota.  Beginning in January 2004, the U.S.  employment reports have shown monthly increases in seasonally adjusted jobs which were accelerating at year's  end.  Minnesota  job gains  have  been much more  erratic,  with some monthly increases being reversed by subsequent losses.  After growing in January
2004, employment declined in February and March, grew in April and May, and went flat in June. It then declined in July, rose in August, fell in September,  grew in October, declined again in November, and showed no increase in December. That performance leads Finance Department economists to expect Minnesota's employment recovery will continue to lag behind its U.S.  counterpart  in 2005.  While U.S.
jobs reached their pre-recession peak in January 2005,  Minnesota will not reach that point until sometime this spring.

     Strong  employment  growth is expected in Minnesota  during 2005. More than
44,000 jobs are  expected to be added  between  fourth  quarter  2004 and fourth quarter  2005,  an  average  of  11,000  new  jobs  per  quarter.  Manufacturing employment is expected to grow by 6,600 by the end of 2005 and 15,700 by the end of 2007. By the end of 2007 total  employment in Minnesota is projected to reach
2.778 million, 103,000 more than at the end of 2004.

     If  the  February  outlook  is to  materialize,  Minnesota's  economy  must immediately  begin adding  about 2,500 jobs per month on a  seasonally  adjusted basis.  The  outlook  indicated  by the  Finance  Department  model of the state economy assumes employer  caution and  just-in-time  hiring will not continue to slow jobs growth. Two other assumptions  concerning jobs must also be met during the next year.  First,  the current  slowdown in  mortgage  refinancing  and the coming  softening in housing must not cause a  significant  decline in financial services  employment.  Second,  the outlook assumes local  government and higher education  budgets ease enough to permit modest  increases in public  employment beginning in 2005's third quarter.

     Minnesota's February outlook shows employment growth highly concentrated in just  a  few  industries.  Health  care,  professional  and  business  services, manufacturing,  and  construction  which  currently  comprise some 41 percent of total  employment  account for 72 percent of the projected  103,500 job increase through the end of 2007.

     Depending on simultaneous  uninterrupted  expansion in each of a handful of industries is somewhat  risky.  Health care has been growing  steadily for years and seems the least likely to soon experience  unanticipated setbacks. The other industries are another story. Professional and business services has experienced a steady loss of national  share for many years and may not resume growth in the spring of 2005 as projected. Manufacturing has lost jobs recently and is exposed to strong  international  competition.  Construction  has been flat  since  last summer and the outlook is uncertain. Rising interest rates, a soft labor market, and a slowdown in Minnesota  population  growth could dampen  homebuilding  more than expected.  A recent news article  indicates one developer is concerned that there has been  overbuilding  in  condominiums.  It is also  unclear when office
vacancy   rates  will  decline   enough  to  warrant  a  pickup  in   commercial
construction.

     In addition to increases in  employment,  Minnesota's  outlook also assumes real or inflation adjusted wage income per job will rise throughout the forecast horizon, with increases  accelerating in some industries.  Ordinarily,  that can happen only with  productivity  improvements  economists  are largely  unable to predict.  The general consensus,  shared by Global Insight, is that economy-wide productivity growth will continue,  though slowing from rates experienced during the past  several  years.  Finance  Department  economists  are  unaware  of any credible  industry  productivity  forecasts  that  could  be  used  to  validate projections for real wage growth in specific Minnesota industries.

     Revenues and Expenditures

     In the Finance  Department's  February 2005 annual economic  forecast,  the
Finance Department forecast a $175 million budget balance for 2005. General fund revenues for the 2006-07  biennium were  forecasted in February to total $29.711 billion,  with a projected  budget  shortfall  of $466  million.  Revenues  were projected  in February  to exceed  current  law  expenditures  in FY2008 by $134 million and by $570 million in FY2009.

     The planning estimates do not include general inflation.  General inflation is expected to average just under 1.7 percent per year in  FY2006-07.  Adjusting spending for that level of  inflation  would add  approximately  $700 million to spending.  Inflation  for 2008-09 is expected to average 2.1 percent.  Uniformly adjusting  spending for inflation  would add about $2 billion to the expenditure projections  for FY2008-09.  The inflation  estimate,  however,  could overstate
FY2008-09  spending  pressures since it compounds  inflationary  costs over four years.  Nor does it make  allowance  for the fact that a budget will be set this year for 2006-07. Planning estimates become more meaningful when specific budget proposals  for  FY2006-07  are being  considered  and a  starting  point for the following biennium is being established.

     According to the Finance  Department's  July, 2005 Update,  Minnesota's net
general fund receipts in FY 2005 were estimated to total $14.248  billion,  $286 million (2.0 percent) more than forecast in February.  That reported variance is the difference  between actual  receipts and February's  projections  for fiscal
2005,  not a new  forecast.  No  adjustments  have been made for  changes in the economic outlook or expected  changes in revenues due to court rulings,  such as the recent Hutchinson  Technology  decision  discussed below.  Those changes are recognized only at the time of a forecast.

     More than 90 percent of the  additional  revenue  came from the  individual income tax and the corporate income tax. Almost all additional individual income tax revenue came from higher than  projected  final  payments for tax year 2004.
Payments  accompanying tax year 2004 returns,  including  payments  accompanying extensions,  were $199 million more than  anticipated.  That gain was  partially offset by income tax refunds which exceeded forecast by $41 million.  Individual income tax  withholding  for tax year 2005 is now $9 million (0.2 percent) below forecast.  Corporate  income tax  payments  were greater  than  forecast,  while corporate  refunds were less than forecast.  As with the  individual  income tax much of the corporate  variance reflects  economic  conditions in tax year 2004.
Estimated  corporate tax payments for the current year remain close to forecast.
Gross  sales tax  receipts in  Minnesota  also  continue  to track the  forecast closely;  through June 30 they were $8 million (0.2  percent)  above  February's forecast.

     All FY 2005 revenue  variances are preliminary and subject to change. As in the past,  forecast  levels for some revenue  sources  were  adjusted to reflect anticipated  accruals in this first report of receipts for the full fiscal year.
A complete  accounting of fiscal 2005 revenues reflecting the final closing will be part of the Finance Department's October Economic Update.

     Legislation/Litigation

     At any given time there may be numerous civil actions  pending  against the state of Minnesota which could, if determined adversely to the state, affect the state's expenditures and, in some cases, its revenues.

     Hutchinson  Technology  Litigation  According  to the  Finance  Department,
June's Minnesota Supreme Court decision in Hutchinson Technology v. Commissioner of Revenue,  will have a material impact on Minnesota's  corporate franchise tax revenues.  While much of the revenue  loss is  expected to be through  increased refunds and audit revenues foregone for tax years already completed, prospective receipts will also be lower since corporate  taxable income in Minnesota will be reduced for firms benefiting from the Court's interpretation of current tax law.

     The  Hutchinson  decision  covered  three  separate  decisions  made by the
Minnesota Tax Court.  All affect the tax liabilities of firms with  subsidiaries located  out of state and taxed on a unitary,  or  combined,  basis.  Two of the decisions expand the use of the dividend received deduction;  the third broadens the  definition of what  constitutes a  permissible  fee in the foreign  royalty subtraction.  In each  instance  corporate  franchise  tax receipts are reduced.
Under  current law, 80 percent of dividends  received by parent  companies  from their  foreign  subsidiaries  may be excluded  from state  taxation  and only 20 percent of foreign royalty income received by a corporation is subject to tax.

     While a small  amount of refunds was paid in fiscal  2005,  the bulk of the costs are expected to fall in the current  biennium after refund claims by firms eligible for the expanded use of the dividend received  deduction or the royalty subtraction  are filed  and  processed.  Preliminary  estimates  by the  Finance
Department of Revenue indicate that these retrospective  liabilities could total as  much  as  $200  million  in  the  current  biennium,  with  some  additional liabilities also being paid in the 2008-09 biennium. The Revenue Department also estimates that the Court's decision will reduce future  corporate  franchise tax payments  by about  $100  million  in the  2006-07  biennium  and in all  future biennia.  November's  revenue  forecast  will be  adjusted  to reflect  both the additional  expected refunds and the prospective  revenue losses.  Net corporate franchise tax receipts in Minnesota  were  projected to be $1.469 billion in the
2006-07 biennium in February's forecast.

     Tobacco  Settlement On May 8, 1998,  Minnesota settled its lawsuit with the tobacco  industry,  resulting  in a new  revenue  stream for the state.  A small portion  of the  settlement  ($202  million)  was  dedicated  by the  courts for specific  purposes  and will not be a part of the state's  general  revenues.  A larger  portion of the settlement  (the one-time  payments) was dedicated by the
Governor and the legislature to be placed into endowments for specific purposes.
The balance (the annual  payments)  will be deposited  into the state's  General
Fund.

     The 2002 legislature expanded the uses of one-time tobacco settlement funds to allow  for  short-term  borrowing  by the  state  effective  July  2003.  The legislature  created  the  endowments  in response  to the 1998  settlement  and dedicated the proceeds to medical education and tobacco  prevention.  Up to five percent of the endowment's  value is appropriated each year for health programs.
After the recent law  changes,  appropriations  may still be issued for  medical education and tobacco  prevention,  but the state may use endowment  balances it deems necessary to meet short-term cash flow needs.

     Debt Management

     The state's Debt Management Policy has three goals. They are:

     o    Maintain/Regain Aaa/AAA bond ratings;

     o    Minimize state borrowing costs; and

     o    Provide a reasonable financing capacity within a prudent debt limit.

     The  Debt Management Policy has five guidelines. They are:

     o    The general fund  appropriation for debt service shall not exceed 3.0%
          of non-dedicated revenues. As of May, 2004 this ratio was 2.23%

     o    General  obligation  debt  shall  not  exceed  2.5% of state  personal income. As of May, 2004 this ratio was 1.83%

     o    State agency debt shall not exceed 3.5% of state personal  income.  As of the end of the 2003 biennium this ratio was 3.01%.

     o    The total amount of state general  obligation  debt,  moral obligation debt, state bond guarantees, equipment capital leases, and real estate leases are not to exceed 5.0% of state personal income.  As of the end of the 2003 fiscal year this ratio was 3.03%.

     o    40% of general  obligation debt shall be due within five years and 70%
          within ten years.  As of June 30, 2004,  70.9% of the state's  general obligation  bonds were  scheduled to mature within ten years and 40.1%
          were scheduled to mature within five years.

     On November 1, 2004, the State of Minnesota had  $3,460,795,000  of general obligation  bonds  outstanding.  The  state  has  no  general  obligation  notes outstanding.  The state has authorized  and unissued  general  obligation  bonds totaling  $887,591,500.  This amount includes  $387,968,000 of capital  projects that have been vetoed by Governors.

     Future  general  obligation  debt capacity is forecast  through the 2012-13 biennium. To make this forecast, many variables must be forecasted.  The state's debt management  policy has a guideline that limits the  appropriation  for debt service  from the  general  fund to 3% of general  fund  revenues.  The  Finance
Department  revenue  forecast  is used for  forecasted  revenues in the next two biennia and is increased in future years based upon  projected  economic  growth factors.  The 3% limit under the  guideline is then used to estimate the maximum amount of general fund revenues available for debt service.

     Other  variables that need to be forecast are interest rates on bonds sold, interest rates for investment  earnings on balances in the debt service fund and the bond proceeds fund, various receipts coming into the debt service fund, cash flow on future  capital  projects and the dollar  amount of bonds to be sold and when they will be sold.  The forecast of future debt  capacity also assumes that major capital budgets will be approved in the even numbered legislative sessions and small emergency  capital budgets will be approved in the odd numbered years.
The large capital budgets are passed by the legislature in level amounts.

     Based upon all these  assumptions,  the maximum  debt  capacity for capital budgets in even numbered years is $1,090,000,000 each even numbered year through
2010 and is $110,000,000 in each odd numbered year through 2013.

     Ratings

     The state receives credit rating on its general obligation bonds from three credit rating agencies. As of September 9, 2005, Fitch IBCA, Inc. rated State of
Minnesota  general  obligation  bonds as AAA;  Moody's  rated State of Minnesota general  obligation  bonds as Aa1; and S&P rated the State's general  obligation bonds at AAA.  There can be no assurance that such ratings will be maintained in the future. It should be noted that the  creditworthiness  of obligations issued by  local  Minnesota  issuers  may  be  unrelated  to  the  creditworthiness  of obligations issued by the State of Minnesota, and that there is no obligation on the part of the State to make payment on such local  obligations in the event of default.

                            MANAGEMENT OF THE FUNDS

     DIRECTORS AND OFFICERS

     The names,  addresses,  principal occupations and other affiliations of the directors and officers of the Funds are given below:

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
                                                                                         Number of
                                                                                       Portfolio in        Other
                             Position(s)                             Principal         Fund Complex    Directorships
Name, Address and             Held with       Length of Time    Occupation(s) During    Overseen By       Held By
Birthdate                      Fund(s)           Served            Past 5 Years         Director         Director
---------------------------------------------------------------------------------------------------------------------
Interested Director
-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------

Jude T. Driscoll(1)        Chairman,            5 Years -     Since August 2000,           86             None
2005 Market Street         President,           Executive     Mr. Driscoll has
Philadelphia, PA           Chief                Officer       served in various
19103-7094                 Executive                          executive capacities
                           Officer and                        at different times at
March 10, 1963             Director                           Delaware
                                                              Investments(2)
                                                2 Years -
                                                Director      Senior Vice
                                                              President, and
                                                              Director of Fixed
                                                              Income Process -
                                                              Conseco Capital
                                                              Management (June 1998
                                                              - August 2000)

---------------------------------------------------------------------------------------------------------------------
Independent Directors
-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------

Thomas L. Bennett          Director              1 Year       Private Investor             86             None
2005 Market Street                                            (March 2004 - Present)
Philadelphia, PA                                              Investment Manager -
19103                                                         Morgan Stanley & Co.
                                                              (January 1984 - March
October 4, 1947                                               2004)

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
John A. Fry                Director             4 Years       President - Franklin         86        Director -
2005 Market Street                                            & Marshall College                     Community
Philadelphia, PA                                              (June 2002 - Present)                  Health Systems
19103

May 28, 1960

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
Anthony D. Knerr           Director             15 Years      Founder/Managing             86             None
2005 Market Street                                            Director - Anthony
Philadelphia, PA                                              Knerr & Associates
19103                                                         (1990 - Present)
                                                              (Strategic Consulting)
December 7, 1938

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
Lucinda S. Landreth        Director              1 Year       Chief Investment             86             None
2005 Market Street                                            Officer - Assurant,
Philadelphia, PA                                              Inc. (Insurance)
19103                                                         (2002 - 2004)

June 24, 1947                                                 Chief Investment
                                                              Officer - Fortis,
                                                              Inc. (1997 - 2001)

---------------------------------------------------------------------------------------------------------------------

Independent Directors (continued)
-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------

Ann R. Leven               Director             16 Years      Treasurer/Chief              86        Director and
2005 Market Street                                            Fiscal Officer -                       Audit
Philadelphia, PA                                              National Gallery of                    Committee
19103                                                         Art (1994 - 1999)                      Member -
                                                                                                     Systemax Inc.
November 1, 1940
                                                                                                     Director and
                                                                                                     Audit
                                                                                                     Committee
                                                                                                     Chairperson -
                                                                                                     Andy Warhol
                                                                                                     Foundation

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
Thomas F. Madison          Director             11 Years      President/Chief              86        Director -
2005 Market Street                                            Executive Officer -                    Banner Health
Philadelphia, PA                                              MLM Partners, Inc.
19103                                                         (January 1993 -                        Director and
                                                              Present)                               Audit
February 25, 1936                                                                                    Committee
                                                                                                     Member -
                                                                                                     Digital River
                                                                                                     Inc.

                                                                                                     Director and
                                                                                                     Audit
                                                                                                     Committee
                                                                                                     Member -
                                                                                                     Rimage
                                                                                                     Corporation

                                                                                                     Director and
                                                                                                     Audit
                                                                                                     Committee
                                                                                                     Member -
                                                                                                     CenterPoint
                                                                                                     Energy

                                                                                                     Director -
                                                                                                     Valmont
                                                                                                     Industries,
                                                                                                     Inc.

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
Janet L. Yeomans           Director             6 Years       Vice                         86             None
2005 Market Street                                            President/Mergers &
Philadelphia, PA                                              Acquisitions - 3M
19103                                                         Corporation (January
                                                              2003 - Present)
July 31, 1948
                                                              Ms. Yeomans has held
                                                              various management
                                                              positions at 3M
                                                              Corporation since 1983

---------------------------------------------------------------------------------------------------------------------

Independent Directors (continued)
-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------

J. Richard Zecher          Director              1 Year       Founder - Investor           86        Director and
2005 Market Street                                            Analytics (Risk                        Audit
Philadelphia, PA                                              Management) (May 1999                  Committee
19103                                                         - Present)                             Member -
                                                                                                     Investor
July 3, 1940                                                  Founder/Principal -                    Analytics
                                                              Sutton Asset
                                                              Management (September                  Director and
                                                              1998 to Present)                       Audit
                                                                                                     Committee
                                                                                                     Member -
                                                                                                     Oxigene, Inc.

---------------------------------------------------------------------------------------------------------------------
Officers
-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------

Michael P. Bishof          Senior Vice      Chief Financial   Mr. Bishof has served        N/A            None
2005 Market Street         President and    Officer since     in various executive
Philadelphia, PA           Chief            February 17,      capacities at
19103                      Financial        2005              different times at
                           Officer                            Delaware Investments
August 18, 1962

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
Richelle S. Maestro        Senior Vice      Chief Legal       Ms. Maestro has              N/A            None
2005 Market Street         President,       Officer since     served in various
Philadelphia, PA           Chief Legal      March 17, 2003    executive capacities
19103                      Officer and                        at different times at
                           Secretary                          Delaware Investments
November 26, 1957

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
John J. O'Connor           Senior Vice      Treasurer since   Mr. O'Connor has             N/A            None
2005 Market Street         President and    February 17,      served in various
Philadelphia, PA           Treasurer        2005              executive capacities
19103                                                         at different times at
                                                              Delaware Investments
June 16, 1957

-------------------------- ---------------- ----------------- ----------------------- -------------- ----------------
___________________

(1)  Mr. Driscoll is considered to be an "Interested  Director" because he is an executive officer of the Funds' investment  adviser.  Mr. Driscoll acquired shares of common stock of Lincoln National  Corporation  ("LNC"),  of which the Funds' investment adviser is a wholly owned subsidiary, in the ordinary course of business during 2004, but those  transactions  involved less than
     1% of the outstanding shares of common stock of LNC.

(2)  Delaware   Investments  is  the  marketing  name  for  Delaware  Management
     Holdings,  Inc.  and its  subsidiaries,  including  the  Funds'  investment adviser and its transfer agent.

     The following table shows each director's  ownership of shares of the Funds and of all other funds in the  Delaware  Investments  Family of Funds (the "Fund
Complex") as of December 31, 2004.

----------------------------- --------------------------- --------------------------------------
                                                            Aggregate Dollar Range of Equity
                                                              Securities in All Registered
                               Common Stock of the Funds     Investment Companies Overseen By
           Name of Director       Beneficially Owned            Director in Fund Complex
------------------------------------------------------------------------------------------------
Interested Director
----------------------------- --------------------------- --------------------------------------
Jude T. Driscoll                         None                         over $100,000
------------------------------------------------------------------------------------------------
Independent Directors
----------------------------- --------------------------- --------------------------------------
Thomas L. Bennett                        None                             None
----------------------------- --------------------------- --------------------------------------
John A. Fry                              None                        over $100,000*
----------------------------- --------------------------- --------------------------------------
Anthony D. Knerr                         None                       $10,001 - $50,000
----------------------------- --------------------------- --------------------------------------
Lucinda S. Landreth                      None                             None
----------------------------- --------------------------- --------------------------------------
Ann R. Leven                             None                         over $100,000
----------------------------- --------------------------- --------------------------------------
Thomas F. Madison                        None                       $10,001 - $50,000
----------------------------- --------------------------- --------------------------------------
Janet L. Yeomans                         None                      $50,001 - $100,000
----------------------------- --------------------------- --------------------------------------
J. Richard Zecher                        None                             None
----------------------------- --------------------------- --------------------------------------
_______________________
*    As of May 31, 2005,  Mr. Fry held assets in a 529 Plan  Account.  Under the terms of the 529 Plan,  a portion of the assets held in the 529 Plan may be invested in the Delaware  Investments  Funds. Mr. Fry held no shares of the
     Delaware Investments Funds outside of the 529 Plan as of May 31, 2005.

     Board, Shareholder and Committee Meetings

     During the last full fiscal year, each Fund held five Board meetings,  four of which were two day  meetings  and a one day  meeting.  All of the  directors, other  than  those  elected on March 23,  2005,  attended  at least 75% of those meetings. Directors are encouraged to attend each annual meeting of shareholders either in person or by telephone, if possible. All directors were present at the
Funds' annual meeting held on August 17, 2005.

     Each Fund has an Audit  Committee for the purpose of meeting,  on a regular basis, with the Fund's officers and independent  auditors to oversee the quality of  financial  reporting  and the internal  controls of each Fund,  and for such other purposes as the Board of Directors may from time to time direct. The Audit
Committee of each Fund consists of the following four directors appointed by the
Board: Thomas F. Madison, Chairperson;  Thomas L. Bennett; Janet L. Yeomans; and
J. Richard Zecher.  Each Audit Committee member is not an "interested person" of the Funds under the 1940 Act,  and each meets the standard of  independence  for
Audit Committee members set forth in the listing standards of the New York Stock
Exchange (the "NYSE") and the Exchange. Members of the Audit Committee serve for two year terms or until their successors have been appointed and qualified.  The
Audit Committee held four meetings for the Funds for the fiscal year ended March
31, 2005. The Board of Directors of each Fund has adopted a written  charter for each Fund's Audit Committee.

     Each Fund's Nominating and Corporate  Governance Committee (the "Nominating
Committee")  is  comprised of the  following  three  directors  appointed by the
Board: John A. Fry, Chairperson;  Anthony D. Knerr; and Lucinda S. Landreth, all
of whom meet the independence requirements set forth in the listing standards of the NYSE and the Exchange and are not  "interested  persons" under the 1940 Act.
The  Nominating  Committee  recommends  nominees for  independent  directors for consideration  by the  incumbent  independent  directors  of each Fund,  and the
Nominating   Committee   recommends   nominees  for  interested   directors  for
consideration  by the full Board of each Fund. The Nominating  Committee held 13 meetings for the Funds for the fiscal year ended March 31, 2005.

     The  Fund's  Board  of  Directors  has  adopted  a formal  charter  for the
Nominating Committee setting forth its  responsibilities.  A current copy of the
Nominating   Committee's   charter  is  available  on  the  Funds'   website  at
www.delawareinvestments.com.

     The Nominating  Committee  will consider  shareholder  recommendations  for nominations  to the Board of Directors only in the event that there is a vacancy on the Board of Directors.  Shareholders who wish to submit  recommendations for nominations to the Board to fill a vacancy must submit their  recommendations in writing to John A. Fry, Chairman of the Nominating  Committee,  c/o the Funds at
2005  Market  Street,  Philadelphia,  Pennsylvania  19103.  Shareholders  should include  appropriate  information on the background  and  qualifications  of any person recommended to the Nominating  Committee (e.g., a resume), as well as the candidate's  contact  information  and a written  consent from the  candidate to serve if nominated and elected.  Shareholder  recommendations for nominations to the Board will be accepted on an ongoing basis and such  recommendations will be kept on  file  for  consideration  when  there  is a  vacancy  on the  Board  of
Directors.

     The  Nominating  Committee  generally   identifies   candidates  for  Board
membership through personal and business contacts of Directors and shareholders.
In  addition,  the  Nominating  Committee  may use a  search  firm  to  identify candidates for the Board of Directors,  if deemed  necessary and  appropriate to use such a firm. The Nominating  Committee's  process for evaluating a candidate generally  includes a review of the  candidate's  background and  experience,  a
check  of  the  candidate's   references  and  other  due  diligence  and,  when
appropriate,  interviews  with  Nominating  Committee  members.  In evaluating a candidate, the Nominating Committee will also consider whether the candidate, if elected,  would be an independent  director for purposes of the 1940 Act and the listing standards of the NYSE and the Exchange.

     The  Nominating   Committee  has  not  established  any  specific   minimum
requirements  that  candidates  must  meet in  order  to be  recommended  by the
Nominating  Committee  for  nomination  for election to the Board.  Rather,  the
Nominating Committee seeks candidates who, in its judgment,  will serve the best interests  of the  Funds'  long-term  shareholders  and  whose  background  will complement the  experience,  skills and diversity of the other directors and add to the overall effectiveness of the Board.

     Board Compensation

     Each independent  director  receives  compensation  from each Fund of which he/she is a member of the  Board of  Directors.  The  interested  directors  are compensated by the investment  adviser and do not receive  compensation from the
Funds. Each independent  director currently receives a total annual retainer fee of $70,000 for serving as a director of all 33 investment  companies  within the
Fund Complex,  plus $5,000 per day for each day the Board meets  (normally  four regular  meetings,  all of  which  are two day  meetings).  Ann R.  Leven is the current  Coordinating  Director for the Funds and receives an additional  annual retainer totaling $25,000 with respect to all 33 investment companies within the
Fund Complex.  Members of the Audit Committee receive additional compensation of
$2,500 for each Audit Committee meeting.  The chairperson of the Audit Committee receives an additional annual retainer of $10,000. Independent directors who are members of the Nominating  Committee receive $1,700 for each committee  meeting.
In addition,  the  chairperson  of the Nominating  Committee  receives an annual retainer of $1,500.

     Under  the  terms  of each  Fund's  retirement  plan  for  directors,  each independent director who, at the time of his or her retirement from the Board of
Directors,  has  attained the age of 70 and has served on the Board of Directors for at least five  continuous  years,  is entitled to receive  payments from the
Fund  Complex  for a period of time  equal to the  lesser of the number of years that the person served as a director or the remainder of the person's  life. The annual  amount  of such  payments  will be equal  to the  amount  of the  annual retainer  that is paid to  directors  of the  investment  companies  in the Fund
Complex at the time of the person's retirement.  If an eligible director of each investment  company within the Fund Complex had retired as of March 31, 2005, he or she would have been entitled to annual payments in the amount of $70,000. The following  table  identifies  the amount each  director  received from each Fund during its last  fiscal  year and from the Fund  Complex  as a whole  during the twelve months ended March 31, 2005.

----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
                                                                                                               TOTAL
                                                                                                           COMPENSATION
                           DELAWARE        DELAWARE          DELAWARE       PENSION OR                       FROM FUND
                         INVESTMENTS      INVESTMENTS      INVESTMENTS      RETIREMENT                      COMPLEX (86
                          MINNESOTA        MINNESOTA        MINNESOTA        BENEFITS       ESTIMATED       FUNDS) FOR THE
                          MUNICIPAL        MUNICIPAL        MUNICIPAL       ACCRUED AS        ANNUAL         12 MONTHS
                         INCOME FUND,     INCOME FUND      INCOME FUND     PART OF FUND   BENEFITS UPON     ENDED MARCH
                             INC.          II, INC.         III, INC.        EXPENSES       RETIREMENT       31, 2005
--------------------------------------------------------------------------------------------------------------------------
Interested Director
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
Jude T. Driscoll             NONE            NONE              NONE            NONE            NONE            NONE
--------------------------------------------------------------------------------------------------------------------------
Independent Directors
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
Thomas L. Bennett            NONE             NONE              NONE           NONE          $70,000             NONE
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
John A. Fry (1)              $579             $941              $517           NONE          $70,000          $92,599
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
Anthony D. Knerr             $632           $1,093              $553           NONE          $70,000         $134,615
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
Lucinda S. Landreth          NONE             NONE              NONE           NONE          $70,000             NONE
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
Ann R. Leven                 $566           $1,019              $488           NONE          $70,000         $130,624
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
Thomas F. Madison            $549             $971              $476           NONE          $70,000         $122,290
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
Janet L. Yeomans             $549             $971              $476           NONE          $70,000         $122,290
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------
J. Richard Zecher            NONE             NONE              NONE           NONE          $70,000             NONE
----------------------- --------------- ---------------- ----------------- -------------- --------------- ----------------

(1) In addition to this compensation, for the 12-month period ended on March 31,
2005, Mr. Fry received $12,998 in professional  fees from the Funds for services provided to the Funds' Board.

     Officers

     Each Board of  Directors  and the senior  management  of the Funds  appoint officers  each  year,  and  from  time  to  time  as  necessary.  The  following individuals  are  executive  officers  of one or  more  of the  Funds:  Jude  T.
Driscoll, Michael P. Bishof, Richelle S. Maestro and John J. O'Connor. The above officers  of the Funds own shares of common  stock  and/or  options to  purchase shares of common stock of LNC, the ultimate  parent of DMC. They are  considered to be "interested persons" of the Funds under the 1940 Act.

                                 CODES OF ETHICS

     The Delaware  Investments  Family of Funds and DMC, in compliance  with SEC
Rule  17j-1  under the 1940 Act,  have  adopted  Codes of  Ethics  which  govern personal securities transactions.  Under the Codes of Ethics, persons subject to the Codes of Ethics are permitted to engage in personal securities transactions, including  securities that may be purchased or held by the Funds, subject to the requirements  set forth in Rule 17j-1 and certain other  procedures set forth in the  applicable  Code of Ethics.  The Codes of Ethics are also  available on the
EDGAR  Database on the SEC's  website at  http://www.sec.gov,  and copies of the
Codes of Ethics may be obtained,  after paying a duplicating  fee, by electronic request at the following  email address:  publicinfo@sec.gov,  or by writing the
SEC's Public Reference Section, Washington, D.C. 20549-0102.

                      PROXY VOTING POLICIES AND PROCEDURES

     Each  Fund has  formally  delegated  to DMC the  ability  to make all proxy voting decisions in relation to portfolio securities held by a Fund. If and when proxies  need to be voted  on  behalf  of a Fund,  DMC will  vote  such  proxies pursuant to its Proxy Voting Policies and Procedures (the "Procedures"). DMC has
established a Proxy Voting Committee (the "Committee")  which is responsible for
overseeing   DMC's  proxy  voting  process  for  the  Funds.  One  of  the  main responsibilities  of the  Committee is to review and approve the  Procedures  to ensure that the Procedures are designed to allow DMC to vote proxies in a manner consistent with the goal of voting in the best interests of a Fund.  Because the
Funds  invest  primarily  in  Municipal  Obligations,   however,  DMC  does  not
anticipated that it will be required to vote a significant  number of proxies on behalf of the Funds.

     In order to  facilitate  the  actual  process  of voting  proxies,  DMC has contracted  with  Institutional  Shareholder  Services  ("ISS") to analyze proxy statements  on behalf  of a Fund and  other  manager  clients  and vote  proxies generally in accordance  with the  Procedures.  The Committee is responsible for overseeing ISS's proxy voting activities.  If a proxy has been voted for a Fund,
ISS will create a record of the vote.  Information (if any) regarding how a Fund voted proxies relating to portfolio  securities  during the most recent 12-month period ended June 30 is available  without charge (i) through the Fund's website at  http://www.delawareinvestments.com;  and (ii) on the Commission's website at
http://www.sec.gov.

     The Procedures contain a general guideline that  recommendations of company management  on an issue  (particularly  routine  issues)  should be given a fair amount of weight in determining how proxy issues should be voted.  However,  DMC will  normally  vote against  management's  position when it runs counter to its specific  Proxy Voting  Guidelines  (the  "Guidelines"),  and DMC will also vote against  management's  recommendation when it believes that such position is not in the best interests of a Fund.

     As stated above,  the  Procedures  also list specific  Guidelines on how to vote  proxies  on behalf  of a Fund.  Some  examples  of the  Guidelines  are as follows: (i) generally vote for shareholder  proposals asking that a majority or more of directors  be  independent;  (ii)  generally  vote against  proposals to require  a  supermajority  shareholder  vote;  (iii)  generally  vote  for  debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved;  (iv) votes on mergers and  acquisitions  should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (v) generally vote against proposals to create a new class of common stock with superior  voting rights;  (vi) generally vote for proposals to authorize  preferred  stock in cases  where the  company  specifies  the voting, dividend,  conversion,  and  other  rights  of such  stock  and the terms of the preferred stock appear reasonable; (vii) generally vote for management proposals to institute  open-market  share  repurchase plans in which all shareholders may participate on equal terms; (viii) votes with respect to management compensation plans are determined on a case-by-case basis; (ix) generally vote for reports on the level of greenhouse gas emissions from a company's  operations and products;
and (x) generally vote for proposals  asking for a report on the  feasibility of labeling products containing genetically modified ingredients.

     Because  each Fund has  delegated  proxy  voting  to DMC,  each Fund is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, DMC does have a section in its  Procedures  that  address  the  possibility  of  conflicts  of interest. Most proxies that DMC receives on behalf of a Fund are voted by ISS in accordance with the Procedures. Because almost all Fund proxies are voted by ISS pursuant to the pre-determined Procedures, it normally will not be necessary for
DMC to make an actual  determination of how to vote a particular proxy,  thereby largely  eliminating  conflicts  of  interest  for DMC during  the proxy  voting process.  In the very limited instances where DMC is considering  voting a proxy contrary to ISS's  recommendation,  the Committee will first assess the issue to see if there is any possible  conflict of interest  involving  DMC or affiliated persons of DMC. If a member of the Committee has actual  knowledge of a conflict of interest,  the Committee will normally use another independent third party to do  additional  research  on the  particular  proxy  issue  in  order  to make a recommendation  to the Committee on how to vote the proxy in the best  interests of a Fund.  The  Committee  will then  review  the proxy  voting  materials  and recommendation  provided by ISS and the independent third party to determine how to vote the issue in a manner which the Committee  believes is  consistent  with the Procedures and in the best interests of a Fund.

                      INDEPENDENT AUDITOR AND LEGAL COUNSEL

     INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     Ernst & Young, LLP ("Ernst & Young"), 2001 Market Street, Philadelphia,  PA
19103, serves as the independent registered public accounting firm for each Fund and, in its  capacity as such,  audits the annual  financial  statements  of the
Funds.

     LEGAL COUNSEL

     Stradley  Ronon  Stevens & Young,  LLP,  One Commerce  Square,  Suite 2600,
Philadelphia, PA 19103, serves as counsel to each of the Funds.

                             PORTFOLIO TRANSACTIONS

     DMC, in  effecting  purchases  and sales of  portfolio  securities  for the accounts  of the Funds,  will place  orders in such manner as, in the opinion of
DMC, will offer the best price and market for the execution of each transaction.
Portfolio  securities will normally be purchased directly from an underwriter or in the  over-the-counter  market from the principal  dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere.

     The Funds  expect  that all  portfolio  transactions  will be effected on a principal (as opposed to an agency) basis and,  accordingly,  does not expect to pay any  brokerage  commissions.  Purchases  from  underwriters  will  include a commission or concession  paid by the issuer to the  underwriter,  and purchases from dealers will include the spread between the bid and asked price.  Given the best price and  execution  obtainable,  it will be the  practice of the Funds to select dealers  which,  in addition,  furnish  research  information  (primarily credit analyses of issuers) and statistical and other services to DMC. It is not possible  to place a dollar  value on  information  and  statistical  and  other services  received from  dealers.  Since it is only  supplementary  to DMC's own research efforts,  the receipt of research information is not expected to reduce significantly  DMC's expenses.  Any research benefits obtained will be available to all of DMC's clients and DMC may not use all of the research it receives from broker-dealers  in connection  with the Funds.  The Funds will not purchase at a higher price or sell at a lower price in connection with  transactions  effected with a dealer,  acting as a principal,  who furnishes  research  services to DMC than would be the case if no weight were given by DMC to the dealer's furnishing of such  services.  While DMC will be  primarily  responsible  for the manner of execution of portfolio  transactions of the Funds, the policies and practices of
DMC in this regard must be  consistent  with the foregoing and will at all times be subject to review by the Boards of Directors of the Funds.

     DMC reserves the right to, and does,  manage other investment  accounts and investment  companies  for other clients  which may have  investment  objectives similar or  identical  to those of the Funds.  Subject  to  applicable  laws and regulations,  DMC will attempt to allocate equitably the portfolio  transactions among the Funds and the  portfolios of its other  clients  purchasing or selling securities  whenever  decisions  are made to purchase or sell  securities by the
Funds and one or more of such  other  clients  simultaneously.  In  making  such allocations, the main factors to be considered will be the respective investment objectives  of the Funds and such other  clients,  and  opinions  of the persons responsible  for  recommending  investments to the Funds and such other clients.
While this procedure  could have a detrimental  effect on the price or amount of the  securities  available to the Funds from time to time,  it is the opinion of
each  Fund's  Board  of  Directors  that  the  benefits   available  from  DMC's
organization  will  outweigh any  disadvantage  that may arise from  exposure to simultaneous  transactions.  Notwithstanding  the  similarity of the  investment objectives  of the Funds with those of other funds managed by DMC, each of these funds  will be  separately  managed  and the  composition  of  their  investment portfolios will differ. Accordingly, the investment performance of each of these
Funds will likely not be the same.

                                       TAXES

FEDERAL TAXES

     Distributions of Net Investment Income. Each Fund receives income generally in the form of dividends  and  interest on its  investments.  This income,  less expenses  incurred  in the  operation  of a Fund,  constitutes  the  Fund's  net investment income from which dividends may be paid to shareholders.

     Exempt-Interest Dividends. By meeting certain requirements of the Code, the
Funds qualify to pay exempt-interest dividends to shareholders.  These dividends are derived from interest income exempt from regular federal income tax, and are not subject to regular  federal  income tax when they are paid to  shareholders.
Exempt-Interest  dividends that are excluded from federal  taxable  income,  may still be subject to federal  alternative  minimum tax. See the discussion  below under the heading, "Alternative Minimum Tax."

     For   shareholders   who  are  recipients  of  Social  Security   benefits,
exempt-interest  dividends are includable in computing  "modified adjusted gross income" for purposes of determining the amount of Social Security  benefits,  if any,  that is required to be included  in gross  income.  The maximum  amount of
Social Security benefits that may be included in gross income is 85%.

     Dividends from Taxable Income.  Each Fund may earn taxable income from many sources,  including  income from temporary  investments,  discount from stripped obligations  or their  coupons,  income from  securities  loans or other taxable transactions,  and ordinary income from the sale of market  discount bonds.  Any distributions  by a Fund from this  income  will be taxable to  shareholders  as ordinary  income,  whether  shareholders  receive them in cash or in  additional shares.

     Capital Gain Distributions. Each Fund may realize a capital gain or loss in connection  with  sales  or  other  dispositions  of its  portfolio  securities.
Distributions  from net short-term  capital gain will be taxable to shareholders as  ordinary  income.  Distributions  from net  long-term  capital  gain will be taxable to  shareholders  as  long-term  capital  gain,  regardless  of how long shareholders  have held their shares in a Fund. Any net capital gain realized by a Fund generally will be distributed once each year, and may be distributed more frequently,  if necessary,  to reduce or eliminate excise or income taxes on the
Fund.

     Information  on the Amount and Tax  Character of  Distributions.  The Funds
will inform  shareholders  of the amount of their  taxable  ordinary  income and capital gain dividends at the time they are paid,  and will advise  shareholders of their tax status for federal  income tax  purposes  shortly  after the end of each calendar year,  including the portion of the distributions  that on average are comprised of taxable income or interest income that is a tax preference item when determining shareholders' alternative minimum tax. If shareholders have not held a Fund's shares for a full year,  the Fund may designate and  distribute to shareholders,  as taxable,  tax-exempt or tax preference income, a percentage of income that may not be equal to the actual  amount of this type of income earned during the period of shareholders' investment in the Fund. Taxable distributions declared by a Fund in December but paid in January are taxed to  shareholders as if made in December.

     Election  to be Taxed as a  Regulated  Investment  Company.  Each  Fund has
elected to be treated as a regulated  investment  company under  Subchapter M of the Code,  has qualified as such for its most recent fiscal year, and intends to so qualify  during the current fiscal year. As a regulated  investment  company, each  Fund  generally  pays no  federal  income  tax on the  income  and gain it distributes  to  shareholders.  The Board reserves the right not to maintain the qualification of a Fund as a regulated  investment company if it determines such a course of action to be beneficial to shareholders.  In that case, a Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and  distributions to shareholders  would be taxed as dividend income to the extent of the Fund's earnings and profits.

     Excise Tax  Distribution  Requirements.  To avoid federal excise taxes, the
Code requires each Fund to  distribute  to  shareholders  by December 31 of each year, at a minimum,  the following  amounts:  98% of its taxable ordinary income earned  during the  calendar  year;  98% of its capital  gain net income  earned during the twelve-month  period ending October 31; and 100% of any undistributed amounts  from the  prior  year.  Each  Fund  intends  to  declare  and pay these distributions in December (or to pay them in January, in which case shareholders must treat them as received in  December)  but can give no  assurances  that its distributions will be sufficient to eliminate all taxes.

     U.S. Government  Obligations.  The income earned on certain U.S. government securities  is  exempt  from  state and local  personal  income  taxes if earned directly by  shareholders.  Minnesota also grants  tax-free  status to dividends paid to  shareholders  from  interest  earned on these  securities,  subject  to special  rules where less than the full amount of a Fund's  dividends is derived from interest on exempt  obligations.  The income on Fund investments in certain
securities,  such  as  repurchase  agreements,   commercial  paper  and  federal
agency-backed  obligations  (e.g., GNMA or FNMA securities),  generally does not qualify  for  tax-free  treatment.  The rules on  exclusion  of this  income are different for corporations.

     Qualified  Dividend Income for  Individuals.  Because each Fund's income is derived primarily from interest rather than dividends, none of its distributions
are  expected  to  be  qualified   dividend  income  eligible  for  taxation  by
individuals at long-term capital gain rates.

     Dividends-Received  Deduction for Corporations.  Because each Fund's income
is  derived  primarily  from  interest  rather  than  dividends,   none  of  its
distributions  are  expected  to qualify  for the  corporate  dividends-received deduction.

     Investment  in  Complex  Securities.   The  Funds  may  invest  in  complex
securities that may be subject to numerous special and complex tax rules.  These rules  could  affect  whether  gain or loss  recognized  by a Fund is treated as ordinary or capital,  or as interest or dividend income.  These rules could also accelerate  the  recognition  of income,  or defer losses,  to a Fund  (possibly
causing  a  Fund  to  sell   securities   to  raise   the  cash  for   necessary
distributions).  These rules could,  therefore,  affect the amount,  timing,  or character of the income distributed to shareholders by a Fund.

     Alternative  Minimum Tax. Interest on certain private activity bonds, while exempt from regular  federal income tax, is a preference  item for  shareholders when determining  their federal  alternative  minimum tax. Private activity bond interest could subject shareholders to or increase their liability under federal alternative  minimum  taxes,  depending  on  their  personal  or  corporate  tax position.  If  shareholders  are a person  defined in the Code as a "substantial user" (or person related to a user) of a facility  financed by private  activity bonds,  shareholders  should consult with their tax advisor before buying shares of a Fund.

     Treatment  of Interest on Debt  Incurred to Hold Fund  Shares.  Interest on
debt  shareholders  incur to buy or hold Fund shares may not be  deductible  for federal income tax purposes.  Indebtedness  may be allocated to shares of a Fund even though not directly traceable to the purchase of such shares.

     Loss of Status of  Securities  as  Tax-Exempt.  Failure  of the issuer of a tax-exempt  security to comply with certain  legal or  contractual  requirements relating to the security could cause  interest on the security,  as well as Fund
distributions   derived  from  this  interest,   to  become   taxable,   perhaps
retroactively to the date the security was issued. In such a case, a Fund may be required to report to the IRS and send to shareholders  amended Forms 1099 for a prior taxable year in order to report additional taxable income.  This, in turn, could require  shareholders to file amended federal and state income tax returns for such prior year to report and pay tax and  interest  on their pro rata share of the additional amount of taxable income.

     Non-U.S.  Investors.  Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification  requirements.
Shareholders should consult their tax advisor about the federal, state, local or foreign tax consequences of their investment in a Fund.

MINNESOTA STATE TAX

     Minnesota  Municipal  Obligations.  Individuals,  estates  and  trusts  may exclude the portion of  exempt-interest  dividends  that is excluded  from gross income for federal income tax purposes and that is derived from interest  income on Minnesota  Municipal  Obligations from their Minnesota  taxable net income as long as the following condition is met:

     o    interest income from Minnesota  Municipal  Obligations  must represent
          95% of the total  exempt-interest  dividends paid to shareholders by a
          Fund.

     Exempt-interest  dividends  that are excluded  from  Minnesota  taxable net income but that are  subject to the  federal  alternative  minimum  tax are also subject to the Minnesota  alternative  minimum tax on  individuals,  estates and trusts.  Corporations  that  receive  distributions  from the  Minnesota  Funds, including  exempt-interest  dividends,  may not exclude those distributions from taxable  income  in  determining  the  Minnesota  income  tax or  the  Minnesota alternative income tax imposed on corporations.

     U.S. Government  Obligations.  The income earned on certain U.S. government securities  is  exempt  from  state and local  personal  income  taxes if earned directly by  shareholders.  Minnesota also grants  tax-free  status to dividends paid to  shareholders  from  interest  earned on these  securities,  subject  to special  rules where less than the full amount of a Fund's  dividends is derived from interest on exempt  obligations.  The income on Fund investments in certain
securities,  such  as  repurchase  agreements,   commercial  paper  and  federal
agency-backed  obligations  (e.g., GNMA or FNMA securities),  generally does not qualify for tax-free treatment. Corporations that receive distributions from the
Funds,  including  dividends from U.S.  government  securities,  may not exclude those  distributions from taxable income in determining the Minnesota income tax imposed on corporations.

                              FINANCIAL STATEMENTS

     Ernst & Young audits the annual  financial  statements  of the Funds.  Each
Fund's Statement of Net Assets, Statement of Operations, Statement of Changes in
Net Assets,  Financial Highlights and Notes to Financial Statements,  as well as the  reports  of Ernst & Young for the  fiscal  year  ended  March 31,  2005 are included in each Fund's Annual Report to shareholders.  The financial statements and financial highlights,  the notes relating thereto and the reports of Ernst &
Young are incorporated by reference from the Annual Reports into this SAI.

Delaware Investments Minnesota Municipal Income Fund II, Inc.
Pro Forma Portfolio of Investments(A)
As of March 31, 2005                           % of Total
(Unaudited)                                    Investments  Delaware Investments Minnesota
                                               (Pro Forma     Municipal Income Fund, Inc.
                                               Combined)         Par          Market Value
                                               ----------- ----------------------------------
                                               ----------- ----------------------------------

Municipal Bonds                                    98.22%
Airport Revenue Bonds                               6.61%
Minneapolis/St. Paul Metropolitan Airports
Commission Revenue Series A
   5.25% 1/1/16 (MBIA)                                                   $0               $0
   5.00% 1/1/22 (MBIA)                                            1,000,000        1,041,310
   5.00% 1/1/28 (MBIA)                                                    0                0
   5.00% 1/1/30 (AMBAC)                                             250,000          253,460
Minneapolis/St. Paul Metropolitan Airports
Commission Revenue Series B
   5.25% 1/1/24 (FGIC) (AMT)                                              0                0
Minneapolis/St. Paul Metropolitan Airports
Commission  Revenue Series C
   5.25% 1/1/32 (FGIC)                                            2,500,000        2,609,075
                                                                            -----------------
                                                                                   3,903,845
                                                                            -----------------

City General Obligation Bonds                       2.58%
Metropolitan Council Minnesota
(Minneapolis/St. Paul Metropolitan Area)
  Series C 5.00% 2/1/22                                             500,000          521,950
Moorhead Series B 5.00% 2/1/33 (MBIA)                                     0                0
Willmar (Rice Memorial Hospital Project)
5.00% 2/1/32 (FSA)                                                1,000,000        1,032,970
                                                                            -----------------
                                                                                   1,554,920
                                                                            -----------------

Continuing Care/Retirement Revenue Bonds            1.54%
Minneapolis Health Care Facility Revenue
(Jones-Harrison Residence Project) 6.00%
10/1/27                                                                   0                0
Moorhead Economic Development Authority
Multifamily Revenue (Eventide Lutheran Home
Project) Series B 6.00% 6/1/18                                            0                0
St. Paul Housing & Redevelopment Authority
Revenue Franciscan Health Project) 5.40%
11/20/42 (GNMA)(FHA)                                                880,000          917,426
                                                                            -----------------
                                                                                     917,426
                                                                            -----------------

Corporate Backed Revenue Bonds                      3.40%
Anoka County Solid Waste Disposal National
Rural Co-Op Utility (United Power
Association) Series A 6.95% 12/1/08 (AMT)                           560,000          563,455
Burnsville Commonwealth Development
(Holiday Inn Project) 5.90% 4/1/08                                        0                0
Cloquet Pollution Control Revenue (Potlatch
Corporation Project) 5.90% 10/0/26                                        0                0
Sartell Environmental Improvement Revenue
(International Paper) Series A 5.20% 6/1/27                       1,000,000        1,003,290
                                                                            -----------------
                                                                                   1,566,745
                                                                            -----------------

Escrowed to Maturity Bonds                          9.71%
Dakota/Washington Counties Housing &
Redevelopment Authority Bloomington
  Single Family Residential Mortgage
Revenue 8.375% 9/1/21 (GNMA)                                      2,555,000        3,715,762
Southern Minnesota Municipal Power Agency
Series B
   5.50% 1/1/15 (AMBAC)                                             390,000          392,613
   5.75% 1/1/11 (FGIC)                                            1,000,000          999,910
St. Paul Housing & Redevelopment Authority
Sales Tax (Civic Center Project)
   5.55% 11/1/23                                                          0                0
   5.55% 11/1/23 (MBIA)                                                   0                0
Western Minnesota Municipal Power Agency 6.625% 1/1/16                    0                0
                                                                            -----------------
                                                                                   5,108,285
                                                                            -----------------

Higher Education Revenue Bonds                      5.97%
Minnesota State Higher Education Facilities
Authority
  (College of St. Benedict) Series 5-W
  5.00% 3/1/20                                                    1,000,000        1,025,250
  (St. Catherine College) Series 5-N1
  5.375% 10/1/32                                                          0                0
  (St. Mary's University) Series 5-U 4.80%
  10/1/23                                                                 0                0
  (St.Thomas University) Series 4-A1 5.625%
  10/1/21                                                                 0                0
  (St. Thomas University) Series 5-Y 5.25%
   10/1/34                                                                0                0
St. Cloud Housing & Redevelopment Authority
Revenue (State University Foundation
Project) 5.00% 5/1/23                                                     0                0
University of Minnesota Series A 5.50%
7/1/21                                                            1,000,000        1,139,840
                                                                            -----------------
                                                                                   2,165,090
                                                                            -----------------

Hospital Revenue Bonds                             14.38%
Bemidji Hospital Facilities Revenue (North
County Health Services)
  5.00% 9/1/24 (RADIAN)                                           1,000,000        1,027,390
Duluth Economic Development Authority
Health Care Facilities
  Revenue (Benedictine Health System - St.
  Mary's Hospital) 5.25%                                          1,250,000        1,268,963
Minneapolis Health Care System Revenue
(Allina Health Systems)
  Series A 5.75% 11/15/32                                         1,100,000        1,164,262
Minneapolis Health Care System Revenue
(Fairview Health Services)
  Series A 5.625% 5/15/32                                                 0                0
Minnesota Agricultural & Economic
Development  Health Care System
  (Fairview Hospital) Series A 6.375%
  11/15/29                                                        1,750,000        1,902,740
Minnesota Agricultural & Economic
Development Health Care System
  (Fairview Hospital) Series 97A 5.75%
  11/15/26 (MBIA)                                                         0                0
Rochester Health Care Facilities Revenue
(Mayo Foundation) Series B
  5.50% 11/15/27                                                          0                0
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center) 5.25%
9/1/34                                                              500,000          505,160
St. Louis Park Health Care Facilities
Revenue (Park Nicollet Health Services)
Series B 5.25% 7/1/30                                                     0                0
St. Paul Housing & Redevelopment Authority
Health Care Facilities Revenue (Regions
Hospital Project) 5.30% 5/15/28                                     700,000          703,892
Waconia Health Care Facilities Revenue
(Ridgeview Medical Center Project) Series A
6.10% 1/1/19 (RADIAN)                                                     0                0
                                                                            -----------------
                                                                                   6,572,407
                                                                            -----------------

Miscellaneous Revenue Bonds                         3.08%
Minneapolis Art Center Facilities Revenue
(Walker Art Center Project)
  5.125% 7/1/21                                                   1,600,000        1,664,976
Minneapolis Community Development Agency
(Supported Development
  Revenue Limited Tax Common Bond Fund)
  Series G1 5.70% 12/1/19                                                 0                0
Minneapolis Community Development Agency
(Supported Development
  Revenue Limited Tax Common Bond Fund)
  Series G-3 5.45% 12/1/31                                        1,000,000        1,046,740
Minneapolis Community Development Agency
Supported Development Revenue Limited Tax
Common Bond Fund) Series 5 5.70% 12/1/27                                  0                0
                                                                            -----------------
                                                                                   2,711,716
                                                                            -----------------

Multifamily Housing Revenue Bonds                   5.61%
Chanhassen Multifamily Housing Revenue
(Heritage Park Project-Section 8) 6.20%
7/1/30 (FHA) (AMT)                                                        0                0
Harmony Multifamily Housing Revenue
Refunding Section 8 (Zedakah Foundation
Project) Series A 5.95% 9/1/20                                            0                0
Minneapolis Multifamily Housing Revenue
(Seward Towers Project)
  5.00% 5/20/36 (GNMA)                                            1,000,000        1,009,290
Minneapolis Multifamily Housing Revenue
(Sumner Housing Project)
  Series A 5.15% 2/20/45 (GNMA) (AMT)                                     0                0
Minnesota State Housing Finance Agency
Series A 5.00% 2/1/35 (AMT)                                               0                0
Minnesota State Housing Finance Agency
Series D 5.95% 2/1/18 (MBIA)                                              0                0
Southeastern Minnesota Multi County Housing
& Redevelopment Authority (Winona County)
5.35% 1/1/28                                                        300,000          301,974
Stillwater Multifamily Housing Revenue
(Stillwater Cottages Project) (Orleans
Homes Number One) 7.25% 11/1/27 (AMT)                                     0                0
Washington County Housing & Redevelopment
Authority Governmental
  Revenue (Woodland Park Apartments
  Project) 4.70% 10/1/32                                          1,000,000        1,001,940
                                                                            -----------------
                                                                                   2,313,204
                                                                            -----------------

Municipal Lease Revenue Bonds                       6.25%
Andover Economic Development Authority
Public Facilities Lease
  Revenue (Andover Community Center) 5.20%
  2/1/29                                                                  0                0
Minneapolis Development Revenue (Limited
Tax Supported Common Bond Fund) 5.50%
12/1/24 (AMT)                                                             0                0
St. Paul Port Authority Lease Revenue
(Cedar Street Office Building Project)
   5.00% 12/1/22                                                          0                0
   5.125% 12/1/27                                                   500,000          522,445
   5.25% 12/1/27                                                  1,150,000        1,211,732
St. Paul Port Authority Lease Revenue
(Robert Street Office Building Project)
5.00% 12/1/27                                                             0                0
St. Paul Port Authority Lease Revenue
(Robert Street Office Building Project)
Series 9 5.25% 12/1/27                                                    0                0
                                                                            -----------------
                                                                                   1,734,177
                                                                            -----------------

Parking Revenue Bonds                               0.91%
St. Paul Housing & Redevelopment Authority
Parking Revenue (Block 19 Ramp Project)
Series A 5.35% 8/1/29 (FSA)                                         650,000          691,867
                                                                            -----------------
                                                                                     691,867
                                                                            -----------------

Political Subdivision General Obligation
Bonds                                               4.76%
Hennepin County Series B 5.00% 12/1/18                            1,300,000        1,375,595
Hennepin Regional Railroad Authority 5.00%
12/1/26                                                                   0                0
Metropolitan Council Waste Water Treatment
Series B 5.00% 12/1/21                                                    0                0
Washington County Housing & Redevelopment
Authority Series B
   5.50% 2/1/22 (MBIA)                                              855,000          909,669
   5.50% 2/1/32 (MBIA)                                            1,000,000        1,058,500
                                                                            -----------------
                                                                                   3,343,764
                                                                            -----------------

§Pre-Refunded Bonds                               7.80%
Esko Independent School District #99 5.65%
4/1/12-05 (FSA)                                                           0                0
Hawley Independent School District #150
Series A 5.75% 2/1/17-06 (FSA)                                            0                0
Minneapolis/St. Paul Housing &
Redevelopment Authority Health Care Systems
(Children's Health Care) Series A 5.50%
8/15/25-05 (FSA)                                                          0                0
Puerto Rico Commonwealth 6.00% 7/1/26-07                          1,000,000        1,083,230
Puerto Rico Commonwealth Public Improvement
Series A 5.00% 7/1/27-12                                                  0                0
Puerto Rico Electric Power Authority Power
Revenue Series Z 5.25% 7/1/21                                             0                0
Puerto Rico Highway & Transportation
Authority Revenue Series Y 5.50% 7/1/26-06                                0                0
Puerto Rico Public Buildings Authority
Series D 5.25% 7/1/27-12                                            845,000          916,664
Rosemount Independent School District #196
Series A 5.70% 4/1/12-06                                                  0                0
Southern Minnesota Municipal Power Agency
Supply Revenue Series A 5.75% 1/1/18-05                                   0                0
St. Francis Independent School District #15
Series A 6.30% 2/1/11-06 (FSA)                                    1,250,000        1,286,888
                                                                            -----------------
                                                                                   3,286,782
                                                                            -----------------

Public Power Revenue Bonds                         11.06%
Chaska Electric Revenue Series A 6.00%
10/1/25-10                                                        1,000,000        1,093,430
Minnesota State Municipal Power Agency
Series A
   5.00% 10/1/34                                                          0                0
   5.25% 10/1/19                                                  1,110,000        1,183,504
Rochester Electric Utility Revenue 5.25%
12/1/30 (AMBAC)                                                     150,000          157,992
&Southern Minnesota Municipal Power Agency
Supply System Revenue, Inverse Floater ROLs
Series II-R-189-3 8.096% 1/1/14 (AMBAC)                           2,500,000        3,001,874
&Southern Minnesota Municipal Power Agency
Supply System Revenue, Inverse Floater ROLs
Series II-R-189 8.096% 1/1/15 (AMBAC)                                     0                0
Southern Minnesota Municipal Power Agency
Supply System Revenue
Series A
   5.00% 1/1/12 (AMBAC)                                           1,000,000        1,081,000
   5.00% 1/1/13 (MBIA)                                              500,000          540,445
   5.25% 1/1/15 (AMBAC)                                             570,000          631,150
   5.25% 1/1/16 (AMBAC)                                           1,000,000        1,105,980
Western Minnesota Municipal Power Agency
Series A 5.00% 1/1/30 (MBIA)                                      1,900,000        1,964,581
Western Minnesota Municipal Power Agency
Series B 5.00% 1/1/15 (MBIA)                                        765,000          827,179
                                                                            -----------------
                                                                                  11,587,135
                                                                            -----------------

School District General Obligation Bonds            9.02%
Centennial Independent School District #012
Series A 5.00% 2/1/20 (FSA)                                         400,000          418,404
Elk River Independent School District #728
5.00% 2/1/16 (FGIC)                                                       0                0
Farmington Independent School District #192
5.00% 2/1/23 (FSA)                                                1,200,000        1,248,924
Farmington Independent School District #192
Series B 5.00% 2/1/27 (FSA)                                               0                0
Lakeville Independent School District #194
Series A 4.75% 2/1/22 (FSA)                                         500,000          511,295
Minneapolis Special School District #001
5.00% 2/1/19 (FSA)                                                  675,000          713,232
Morris Independent School District #769
5.00% 2/1/28 (MBIA)                                               1,000,000        1,035,650
Mounds View Independent School District
#621 5.00% 2/1/23 (FSA)                                           1,020,000        1,063,901
Princeton Independent School District #477
Series A 5.00% 2/1/24 (FSA)                                               0                0
Robbinsdale Independent School District
#281 5.00% 2/1/21 (FSA)                                             500,000          521,165
St. Michael Independent School District
#885
   5.00% 2/1/22 (FSA)                                               500,000          519,665
   5.00% 2/1/24 (FSA)                                               400,000          413,056
                                                                            -----------------
                                                                                   6,445,292
                                                                            -----------------

Single Family Housing Revenue Bonds                 1.64%
Dakota County Housing & Redevelopment
Authority Single Family
  Mortgage Revenue 5.85% 10/1/30 (GNMA)
(FNMA) (AMT)                                                         42,000           42,926
Minnesota State Housing Finance Agency
Single Family Housing Series 1992-C2 6.15%
7/1/23 (AMT)                                                              0                0
Minnesota State Housing Finance Agency
Single Family Mortgage
  Series B 5.35% 1/1/33 (AMT)                                             0                0
Minnesota State Housing Finance Agency
Single Family Mortgage
  Series J 5.90% 7/1/28 (AMT)                                       785,000          808,228
                                                                            -----------------
                                                                                     851,154
                                                                            -----------------
State General Obligation Bonds                      2.67%
Minnesota State 5.00% 8/1/21                                      1,150,000        1,207,857
&Minnesota State, Inverse Floater
ROLs 7.824% 11/1/17                                                       0                0
                                                                            -----------------
                                                                                   1,207,857
                                                                            -----------------
Tax Increment / Special Assessment Bonds            0.48%
Moorhead Economic Development Authority Tax
Increment Series A
  5.25% 2/1/25 (MBIA)                                               500,000          529,535
                                                                            -----------------
                                                                                     529,535
                                                                             -----------------

Territorial General Obligation Bonds                0.52%
Puerto Rico Commonwealth Public Improvement
Series A 5.50% 7/1/19 (MBIA)                                              0                0
                                                                            -----------------
                                                                                           0
                                                                            -----------------

Territorial Revenue Bonds                           0.24%
Virgin Islands Public Finance Authority
5.25% 10/1/23                                                             0                0
                                                                            -----------------
                                                                                           0
                                                                            -----------------
Total Municipal Bonds                                                             56,491,201

Short Term Investments                              1.78%
o Variable Rate Demand Notes
Midwest Consortium of Municipal Utilites
Series A 2.28% 1/1/25                                               250,000          250,000
Minneapolis Block E Buildings Series A
2.13% 3/1/27                                                              0                0
Minneapolis Library 2.13% 12/1/32                                   300,000          300,000
Minneapolis Multifamily Housing Revenue
(Seven Corners Apartments Project) 2.23%
11/1/31                                                                   0                0
Minnesota State Higher Education Facilities
Authority (Carleton College)
  Series 5-G 2.13% 11/1/29                                                0                0
                                                                            -----------------
Total Short Term Investments                                                         550,000
                                                                            -----------------

Total Investments at Market                       100.00%                       $ 57,041,201
                                                                            -----------------

Total Investments at Cost                                                       $ 55,141,248
                                                                            -----------------

-----------------------------------------------
-----------------------------------------------

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
VA - Insured by the Veterans Administration

§  Pre-Refunded  Bonds are municipals that are generally  backed or secured by
     U.S.  Treasury  bonds.  For  Pre-Refunded  Bonds,  the stated  maturity  is followed by the year in which the bond is pre-refunded.

&    An  inverse  floater  bond is a type  of bond  with  variable  or  floating interest rates that move in the opposite  direction of short-term  interest rates. Interest rate disclosed is in effect as of March 31, 2005.

o    Variable rate notes. The interest shown is the rate as of March 31, 2005.

(A) No adjustments  are shown to the unaudited pro forma  combined  portfolio of investments  due to the  fact  that  upon  completion  of  the  acquisition,  no securities  would need to be sold in order for the Acquiring Fund to comply with its  Prospectus  and SEC and  IRS  guidelines  and  restrictions.  However,  the foregoing  sentence  shall not restrict in any way the ability of the investment advisor of any of the Funds  from  buying or  selling  securities  in the normal course of such Fund's business and operations.

See Pro Forma Notes to Financial Statements

Delaware Investments Minnesota Municipal Income Fund II, Inc.
Pro Forma Portfolio of Investments(A)
As of March 31, 2005                                                              Delaware Investments Minnesota
(Unaudited)                                    Delaware Investments Minnesota     Municipal Income Fund II, Inc.
                                               Municipal Income Fund II, Inc.           Pro Forma Combined
                                                    Par         Market Value           Par           Market Value
                                               -------------------------------- ------------------------------------

Municipal Bonds
Airport Revenue Bonds
Minneapolis/St. Paul Metropolitan Airports
Commission Revenue Series A
   5.25% 1/1/16 (MBIA)                             $1,000,000       $1,078,730          $1,000,000       $1,078,730
   5.00% 1/1/22 (MBIA)                              2,000,000        2,082,620           3,000,000        3,123,930
   5.00% 1/1/28 (MBIA)                              1,370,000        1,414,758           1,370,000        1,414,758
   5.00% 1/1/30 (AMBAC)                             1,450,000        1,470,068           1,700,000        1,723,528
Minneapolis/St. Paul Metropolitan Airports
Commission Revenue Series B
   5.25% 1/1/24 (FGIC) (AMT)                        1,000,000        1,030,150           1,000,000        1,030,150
Minneapolis/St. Paul Metropolitan Airports
Commission  Revenue Series C
   5.25% 1/1/32 (FGIC)                              3,500,000        3,652,705           6,000,000        6,261,780
                                                              -----------------                    -----------------
                                                                    10,729,031                           14,632,876
                                                              -----------------                    -----------------

City General Obligation Bonds
Metropolitan Council Minnesota
(Minneapolis/St. Paul Metropolitan Area)
  Series C 5.00% 2/1/22                               500,000          521,950           1,000,000        1,043,900
Moorhead Series B 5.00% 2/1/33 (MBIA)               2,000,000        2,074,320           2,000,000        2,074,320
Willmar (Rice Memorial Hospital Project)
5.00% 2/1/32 (FSA)                                  1,500,000        1,549,455           2,500,000        2,582,425
                                                              -----------------                    -----------------
                                                                     4,145,725                            5,700,645
                                                              -----------------                    -----------------

Continuing Care/Retirement Revenue Bonds
Minneapolis Health Care Facility Revenue
(Jones-Harrison Residence Project) 6.00%
10/1/27                                             1,565,000        1,489,285           1,565,000        1,489,285
Moorhead Economic Development Authority
Multifamily Revenue (Eventide Lutheran Home
Project) Series B 6.00% 6/1/18                      1,000,000        1,000,730           1,000,000        1,000,730
St. Paul Housing & Redevelopment Authority
Revenue Franciscan Health Project) 5.40%
11/20/42 (GNMA)(FHA)                                        0                0             880,000          917,426
                                                              -----------------                    -----------------
                                                                     2,490,015                            3,407,441
                                                              -----------------                    -----------------

Corporate Backed Revenue Bonds
Anoka County Solid Waste Disposal National
Rural Co-Op Utility (United Power
Association) Series A 6.95% 12/1/08 (AMT)                   0                0             560,000          563,455
Burnsville Commonwealth Development
(Holiday Inn Project) 5.90% 4/1/08                  1,430,000        1,415,228           1,430,000        1,415,228
Cloquet Pollution Control Revenue (Potlatch
Corporation Project) 5.90% 10/0/26                  4,500,000        4,535,280           4,500,000        4,535,280
Sartell Environmental Improvement Revenue
(International Paper) Series A 5.20% 6/1/27                 0                0           1,000,000        1,003,290
                                                              -----------------                    -----------------
                                                                     5,950,508                            7,517,253
                                                              -----------------                    -----------------

Escrowed to Maturity Bonds
Dakota/Washington Counties Housing &
Redevelopment Authority Bloomington
  Single Family Residential Mortgage
Revenue 8.375% 9/1/21 (GNMA)                        5,500,000        7,998,705           8,055,000       11,714,467
Southern Minnesota Municipal Power Agency
Series B
   5.50% 1/1/15 (AMBAC)                                     0                0             390,000          392,613
   5.75% 1/1/11 (FGIC)                                      0                0           1,000,000          999,910
St. Paul Housing & Redevelopment Authority
Sales Tax (Civic Center Project)
   5.55% 11/1/23                                    2,300,000        2,329,624           2,300,000        2,329,624
   5.55% 11/1/23 (MBIA)                             4,200,000        4,254,096           4,200,000        4,254,096
Western Minnesota Municipal Power Agency 6.625%     1,535,000        1,801,583           1,535,000        1,801,583
                                                              -----------------                    -----------------
                                                                    16,384,008                           21,492,293
                                                              -----------------                    -----------------

Higher Education Revenue Bonds
Minnesota State Higher Education Facilities
Authority
  (College of St. Benedict) Series 5-W
  5.00% 3/1/20                                      1,000,000        1,025,250           2,000,000        2,050,500
  (St. Catherine College) Series 5-N1
  5.375% 10/1/32                                    1,500,000        1,561,935           1,500,000        1,561,935
  (St. Mary's University) Series 5-U 4.80%
  10/1/23                                           1,400,000        1,400,490           1,400,000        1,400,490
  (St.Thomas University) Series 4-A1 5.625%
  10/1/21                                           1,000,000        1,033,090           1,000,000        1,033,090
  (St. Thomas University) Series 5-Y 5.25%
   10/1/34                                          1,500,000        1,563,795           1,500,000        1,563,795
St. Cloud Housing & Redevelopment Authority
Revenue (State University Foundation
Project) 5.00% 5/1/23                               1,000,000        1,035,830           1,000,000        1,035,830
University of Minnesota Series A 5.50%
7/1/21                                              3,000,000        3,419,520           4,000,000        4,559,360
                                                              -----------------                    -----------------
                                                                    11,039,910                           13,205,000
                                                              -----------------                    -----------------

Hospital Revenue Bonds
Bemidji Hospital Facilities Revenue (North
County Health Services)
  5.00% 9/1/24 (RADIAN)                                     0                0           1,000,000        1,027,390
Duluth Economic Development Authority
Health Care Facilities
  Revenue (Benedictine Health System - St.
  Mary's Hospital) 5.25%                            5,000,000        5,075,850           6,250,000        6,344,813
Minneapolis Health Care System Revenue
(Allina Health Systems)
  Series A 5.75% 11/15/32                           1,000,000        1,058,420           2,100,000        2,222,682
Minneapolis Health Care System Revenue
(Fairview Health Services)
  Series A 5.625% 5/15/32                           2,750,000        2,898,308           2,750,000        2,898,308
Minnesota Agricultural & Economic
Development  Health Care System
  (Fairview Hospital) Series A 6.375%
  11/15/29                                          3,300,000        3,588,024           5,050,000        5,490,764
Minnesota Agricultural & Economic
Development Health Care System
  (Fairview Hospital) Series 97A 5.75%
  11/15/26 (MBIA)                                   5,550,000        5,956,703           5,550,000        5,956,703
Rochester Health Care Facilities Revenue
(Mayo Foundation) Series B
  5.50% 11/15/27                                    3,365,000        3,570,904           3,365,000        3,570,904
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center) 5.25%
9/1/34                                                      0                0             500,000          505,160
St. Louis Park Health Care Facilities
Revenue (Park Nicollet Health Services)
Series B 5.25% 7/1/30                               1,250,000        1,270,038           1,250,000        1,270,038
St. Paul Housing & Redevelopment Authority
Health Care Facilities Revenue (Regions
Hospital Project) 5.30% 5/15/28                       300,000          301,668           1,000,000        1,005,560
Waconia Health Care Facilities Revenue
(Ridgeview Medical Center Project) Series A
6.10% 1/1/19 (RADIAN)                               1,405,000        1,534,246           1,405,000        1,534,246
                                                              -----------------                    -----------------
                                                                    25,254,161                           31,826,568
                                                              -----------------                    -----------------

Miscellaneous Revenue Bonds
Minneapolis Art Center Facilities Revenue
(Walker Art Center Project)
  5.125% 7/1/21                                     2,400,000        2,497,464           4,000,000        4,162,440
Minneapolis Community Development Agency
(Supported Development
  Revenue Limited Tax Common Bond Fund)
  Series G1 5.70% 12/1/19                           1,100,000        1,225,444           1,100,000        1,225,444
Minneapolis Community Development Agency
(Supported Development
  Revenue Limited Tax Common Bond Fund)
  Series G-3 5.45% 12/1/31                                  0                0           1,000,000        1,046,740
Minneapolis Community Development Agency
Supported Development Revenue Limited Tax
Common Bond Fund) Series 5 5.70% 12/1/27              375,000          381,795             375,000          381,795
                                                              -----------------                    -----------------
                                                                     4,104,703                            6,816,419
                                                              -----------------                    -----------------

Multifamily Housing Revenue Bonds
Chanhassen Multifamily Housing Revenue
(Heritage Park Project-Section 8) 6.20%
7/1/30 (FHA) (AMT)                                  1,105,000        1,141,454           1,105,000        1,141,454
Harmony Multifamily Housing Revenue
Refunding Section 8 (Zedakah Foundation
Project) Series A 5.95% 9/1/20                      1,000,000          847,950           1,000,000          847,950
Minneapolis Multifamily Housing Revenue
(Seward Towers Project)
  5.00% 5/20/36 (GNMA)                              1,000,000        1,009,290           2,000,000        2,018,580
Minneapolis Multifamily Housing Revenue
(Sumner Housing Project)
  Series A 5.15% 2/20/45 (GNMA) (AMT)               3,575,000        3,586,868           3,575,000        3,586,868
Minnesota State Housing Finance Agency
Series A 5.00% 2/1/35 (AMT)                         1,000,000          983,930           1,000,000          983,930
Minnesota State Housing Finance Agency
Series D 5.95% 2/1/18 (MBIA)                          155,000          158,257             155,000          158,257
Southeastern Minnesota Multi County Housing
& Redevelopment Authority (Winona County)
5.35% 1/1/28                                          870,000          875,725           1,170,000        1,177,699
Stillwater Multifamily Housing Revenue
(Stillwater Cottages Project) (Orleans
Homes Number One) 7.25% 11/1/27 (AMT)               1,540,000        1,490,951           1,540,000        1,490,951
Washington County Housing & Redevelopment
Authority Governmental
  Revenue (Woodland Park Apartments
  Project) 4.70% 10/1/32                                    0                0           1,000,000        1,001,940
                                                              -----------------                    -----------------
                                                                    10,094,425                           12,407,629
                                                              -----------------                    -----------------

Municipal Lease Revenue Bonds
Andover Economic Development Authority
Public Facilities Lease
  Revenue (Andover Community Center) 5.20%
  2/1/29                                            1,000,000        1,018,000           1,000,000        1,018,000
Minneapolis Development Revenue (Limited
Tax Supported Common Bond Fund) 5.50%
12/1/24 (AMT)                                       1,000,000        1,043,730           1,000,000        1,043,730
St. Paul Port Authority Lease Revenue
(Cedar Street Office Building Project)
   5.00% 12/1/22                                    2,385,000        2,483,429           2,385,000        2,483,429
   5.125% 12/1/27                                           0                0             500,000          522,445
   5.25% 12/1/27                                    2,650,000        2,792,252           3,800,000        4,003,984
St. Paul Port Authority Lease Revenue
(Robert Street Office Building Project)
5.00% 12/1/27                                       2,545,000        2,641,634           2,545,000        2,641,634
St. Paul Port Authority Lease Revenue
(Robert Street Office Building Project)
Series 9 5.25% 12/1/27                              2,000,000        2,115,360           2,000,000        2,115,360
                                                              -----------------                    -----------------
                                                                    12,094,405                           13,828,582
                                                              -----------------                    -----------------

Parking Revenue Bonds
St. Paul Housing & Redevelopment Authority
Parking Revenue (Block 19 Ramp Project)
Series A 5.35% 8/1/29 (FSA)                         1,250,000        1,330,513           1,900,000        2,022,380
                                                              -----------------                    -----------------
                                                                     1,330,513                            2,022,380
                                                              -----------------                    -----------------

Political Subdivision General Obligation
Bonds      4.76%
Hennepin County Series B 5.00% 12/1/18              1,000,000        1,058,150           2,300,000        2,433,745
Hennepin Regional Railroad Authority 5.00%
12/1/26                                             3,500,000        3,599,680           3,500,000        3,599,680
Metropolitan Council Waste Water Treatment
Series B 5.00% 12/1/21                              1,250,000        1,324,125           1,250,000        1,324,125
Washington County Housing & Redevelopment
Authority Series B
   5.50% 2/1/22 (MBIA)                                      0                0             855,000          909,669
   5.50% 2/1/32 (MBIA)                              1,140,000        1,206,690           2,140,000        2,265,190
                                                              -----------------                    -----------------
                                                                     7,188,645                           10,532,409
                                                              -----------------                    -----------------

§Pre-Refunded Bonds
Esko Independent School District #99 5.65%
4/1/12-05 (FSA)                                       550,000          550,000             550,000          550,000
Hawley Independent School District #150
Series A 5.75% 2/1/17-06 (FSA)                      1,000,000        1,025,020           1,000,000        1,025,020
Minneapolis/St. Paul Housing &
Redevelopment Authority Health Care Systems
(Children's Health Care) Series A 5.50%
8/15/25-05 (FSA)                                    1,400,000        1,444,114           1,400,000        1,444,114
Puerto Rico Commonwealth 6.00% 7/1/26-07                    0                0           1,000,000        1,083,230
Puerto Rico Commonwealth Public Improvement
Series A 5.00% 7/1/27-12                            1,250,000        1,356,163           1,250,000        1,356,163
Puerto Rico Electric Power Authority Power
Revenue Series Z 5.25% 7/1/21                       1,500,000        1,511,100           1,500,000        1,511,100
Puerto Rico Highway & Transportation
Authority Revenue Series Y 5.50% 7/1/26-06          2,000,000        2,100,480           2,000,000        2,100,480
Puerto Rico Public Buildings Authority
Series D 5.25% 7/1/27-12                              625,000          678,006           1,470,000        1,594,670
Rosemount Independent School District #196
Series A 5.70% 4/1/12-06                            1,270,000        1,307,148           1,270,000        1,307,148
Southern Minnesota Municipal Power Agency
Supply Revenue Series A 5.75% 1/1/18-05             3,715,000        3,996,337           3,715,000        3,996,337
St. Francis Independent School District #15
Series A 6.30% 2/1/11-06 (FSA)                              0                0           1,250,000        1,286,888
                                                              -----------------                    -----------------
                                                                    13,968,368                           17,255,150
                                                              -----------------                    -----------------

Public Power Revenue Bonds
Chaska Electric Revenue Series A 6.00%
10/1/25-10                                                  0                0           1,000,000        1,093,430
Minnesota State Municipal Power Agency
Series A
   5.00% 10/1/34                                    5,750,000        5,845,680           5,750,000        5,845,680
   5.25% 10/1/19                                            0                0           1,110,000        1,183,504
Rochester Electric Utility Revenue 5.25%
12/1/30 (AMBAC)                                       450,000          473,976             600,000          631,968
&Southern Minnesota Municipal Power Agency
Supply System Revenue, Inverse Floater ROLs
Series II-R-189-3 8.096% 1/1/14 (AMBAC)             3,000,000        3,602,250           5,500,000        6,604,124
&Southern Minnesota Municipal Power Agency
Supply System Revenue, Inverse Floater ROLs
Series II-R-189 8.096% 1/1/15 (AMBAC)               1,500,000        1,821,840           1,500,000        1,821,840
Southern Minnesota Municipal Power Agency
Supply System Revenue
Series A
   5.00% 1/1/12 (AMBAC)                                     0                0           1,000,000        1,081,000
   5.00% 1/1/13 (MBIA)                                      0                0             500,000          540,445
   5.25% 1/1/15 (AMBAC)                                     0                0             570,000          631,150
   5.25% 1/1/16 (AMBAC)                                     0                0           1,000,000        1,105,980
Western Minnesota Municipal Power Agency
Series A 5.00% 1/1/30 (MBIA)                        1,100,000        1,137,389           3,000,000        3,101,970
Western Minnesota Municipal Power Agency
Series B 5.00% 1/1/15 (MBIA)                                0                0             765,000          827,179
                                                              -----------------                    -----------------
                                                                    12,881,135                           24,468,270
                                                              -----------------                    -----------------

School District General Obligation Bonds
Centennial Independent School District #012
Series A 5.00% 2/1/20 (FSA)                           400,000          418,404             800,000          836,808
Elk River Independent School District #728
5.00% 2/1/16 (FGIC)                                 1,500,000        1,615,200           1,500,000        1,615,200
Farmington Independent School District #192
5.00% 2/1/23 (FSA)                                  1,080,000        1,124,032           2,280,000        2,372,956
Farmington Independent School District #192
Series B 5.00% 2/1/27 (FSA)                         1,000,000        1,042,950           1,000,000        1,042,950
Lakeville Independent School District #194
Series A 4.75% 2/1/22 (FSA)                         1,500,000        1,533,885           2,000,000        2,045,180
Minneapolis Special School District #001
5.00% 2/1/19 (FSA)                                  1,000,000        1,056,640           1,675,000        1,769,872
Morris Independent School District #769
5.00% 2/1/28 (MBIA)                                 2,750,000        2,848,037           3,750,000        3,883,687
Mounds View Independent School District
#621 5.00% 2/1/23 (FSA)                             1,000,000        1,043,040           2,020,000        2,106,941
Princeton Independent School District #477
Series A 5.00% 2/1/24 (FSA)                           500,000          524,725             500,000          524,725
Robbinsdale Independent School District
#281 5.00% 2/1/21 (FSA)                                     0                0             500,000          521,165
St. Michael Independent School District
#885
   5.00% 2/1/22 (FSA)                               1,500,000        1,558,995           2,000,000        2,078,660
   5.00% 2/1/24 (FSA)                                 725,000          748,664           1,125,000        1,161,720
                                                              -----------------                    -----------------
                                                                    13,514,572                           19,959,864
                                                              -----------------                    -----------------

Single Family Housing Revenue Bonds
Dakota County Housing & Redevelopment
Authority Single Family
  Mortgage Revenue 5.85% 10/1/30 (GNMA)
(FNMA) (AMT)                                                0                0              42,000           42,926
Minnesota State Housing Finance Agency
Single Family Housing Series 1992-C2 6.15%
7/1/23 (AMT)                                          920,000          922,585             920,000          922,585
Minnesota State Housing Finance Agency
Single Family Mortgage
  Series B 5.35% 1/1/33 (AMT)                       1,145,000        1,157,802           1,145,000        1,157,802
Minnesota State Housing Finance Agency
Single Family Mortgage
  Series J 5.90% 7/1/28 (AMT)                         670,000          689,825           1,455,000        1,498,053
                                                              -----------------                    -----------------
                                                                     2,770,212                            3,621,366
                                                              -----------------                    -----------------
State General Obligation Bonds
Minnesota State 5.00% 8/1/21                        3,875,000        4,069,951           5,025,000        5,277,808
&Minnesota State, Inverse Floater
ROLs 7.824% 11/1/17                                   570,000          631,936             570,000          631,936
                                                              -----------------                    -----------------
                                                                     4,701,887                            5,909,744
                                                              -----------------                    -----------------
Tax Increment / Special Assessment Bonds
Moorhead Economic Development Authority Tax
Increment Series A
  5.25% 2/1/25 (MBIA)                                 500,000          529,535           1,000,000        1,059,070
                                                              -----------------                    -----------------
                                                                       529,535                            1,059,070
                                                              -----------------                    -----------------

Territorial General Obligation Bonds
Puerto Rico Commonwealth Public Improvement
Series A 5.50% 7/1/19 (MBIA)                        1,000,000        1,151,650           1,000,000        1,151,650
                                                              -----------------                    -----------------
                                                                     1,151,650                            1,151,650
                                                              -----------------                    -----------------

Territorial Revenue Bonds
Virgin Islands Public Finance Authority
5.25% 10/1/23                                         500,000          525,375             500,000          525,375
                                                              -----------------                    -----------------
                                                                       525,375                              525,375
                                                              -----------------                    -----------------
Total Municipal Bonds                                              160,848,783                          217,339,984

Short Term Investments
o Variable Rate Demand Notes
Midwest Consortium of Municipal Utilites
Series A 2.28% 1/1/25                                 250,000          250,000             500,000          500,000
Minneapolis Block E Buildings Series A
2.13% 3/1/27                                        1,250,000        1,250,000           1,250,000        1,250,000
Minneapolis Library 2.13% 12/1/32                     700,000          700,000           1,000,000        1,000,000
Minneapolis Multifamily Housing Revenue
(Seven Corners Apartments Project) 2.23%
11/1/31                                               300,000          300,000             300,000          300,000
Minnesota State Higher Education Facilities
Authority (Carleton College)
  Series 5-G 2.13% 11/1/29                            900,000          900,000             900,000          900,000
                                                              -----------------                    -----------------
Total Short Term Investments                                         3,400,000                            3,950,000
                                                              -----------------                    -----------------

                                                              -----------------                    -----------------
Total Investments at Market                                      $ 164,248,783                        $ 221,289,984
                                                              -----------------                    -----------------

Total Investments at Cost                                        $ 157,846,585                        $ 212,987,833
Total Market Value                                                                                 $ 221,289,984.00
                                                              -----------------                    -----------------

-----------------------------------------------
-----------------------------------------------

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
VA - Insured by the Veterans Administration

§  Pre-Refunded  Bonds are municipals that are generally  backed or secured by
     U.S.  Treasury  bonds.  For  Pre-Refunded  Bonds,  the stated  maturity  is followed by the year in which the bond is pre-refunded.

&    An  inverse  floater  bond is a type  of bond  with  variable  or  floating interest rates that move in the opposite  direction of short-term  interest rates. Interest rate disclosed is in effect as of March 31, 2005.

o    Variable rate notes. The interest shown is the rate as of March 31, 2005.

(A) No adjustments  are shown to the unaudited pro forma  combined  portfolio of investments  due to the  fact  that  upon  completion  of  the  acquisition,  no securities  would need to be sold in order for the Acquiring Fund to comply with its  Prospectus  and SEC and  IRS  guidelines  and  restrictions.  However,  the foregoing  sentence  shall not restrict in any way the ability of the investment advisor of any of the Funds  from  buying or  selling  securities  in the normal course of such Fund's business and operations.

See Pro Forma Notes to Financial Statements

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Statement of Assets and Liabilities
As of March 31, 2005
(Unaudited)                                                                                             Delaware Investments
                                                                                                       Minnesota Municipal
                                      Delaware Investments   Delaware Investments                       Income Fund II, Inc.
                                      Minnesota Municipal     Minnesota Municipal      Pro Forma             Pro Forma
                                        Income Fund, Inc.     Income Fund II, Inc.    Adjustments            Combined
                                      --------------------  ---------------------- ------------------ ----------------------------
Assets

Investments, at market value              $ 57,041,201         $ 164,248,783                $ -                  221,289,984
Cash                                            10,173               621,277           (112,966)/A/                  518,484
Receivable for securities sold                 108,401             2,451,314                  -                    2,559,715
Interest receivable                            721,469             2,525,220                  -                    3,246,689
                                      -----------------     --------------------   ----------------   --------------------------
         Total Assets                       57,881,244           169,846,594           (112,966)                 227,614,872
                                      -----------------     --------------------   ----------------   --------------------------

Liabilities

Accrued expenses and other
liabilities                                    112,966               326,746           (112,966)/A/                  326,746
Acquisition costs payable                            -                     -            150,000 /A/,/B/              150,000
Payable for securities purchased                30,684             1,561,973                  -                    1,592,657
                                      -----------------     --------------------   ----------------   --------------------------
         Total Liabilities                     143,650             1,888,719             37,034                    2,069,403

Liquidation Value of Preferred Stock        20,000,000            60,000,000                  -                   80,000,000
                                      -----------------     --------------------   ----------------   --------------------------
Net Assets                                $ 37,737,594         $ 107,957,875         $ (150,000)               $ 145,545,469
                                      =================     ====================   ================   ==========================

Investment at Cost                        $ 55,141,248         $ 157,846,585                $ -                $ 212,987,833

Analysis of Net Assets

Accumulated paid in capital               $ 35,426,619          $ 99,710,000                $ -                $ 135,136,619
Undistributed net investment income            389,101             2,250,617           (150,000)/A/,/B/            2,489,718
Accumulated net realized gain (loss)
on investments                                  21,921              (404,940)                 -                     (383,019)
Unrealized appreciation of
investments                                  1,899,953             6,402,198                  -                    8,302,151
                                      -----------------     --------------------   ----------------   --------------------------
Net Assets                                $ 37,737,594         $ 107,957,875         $ (150,000)               $ 145,545,469
                                      =================     ====================   ================   ==========================

Net Assets                                 $37,737,594          $107,957,875         $ (150,000)                $145,545,469

Outstanding Common Shares                    2,594,700             7,252,200            (62,931)                   9,783,969

Net asset value per common share                $14.54                $14.89                                          $14.88 /C/

/A/ Under the Plan, Delaware  Investments  Minnesota Municipal Income Fund, Inc.
will deliver to Minnesota  Municipal  Income Fund II, Inc. at the Closing all of
its existing assets except for cash, bank deposits or cash equivalent securities in an estimated  amount necessary to: (i) pay the costs and expenses of carrying out the Plan,  which costs and  expenses  shall be  established  on its books as liability  reserves;  (ii) discharge its unpaid  liabilities on its books at the
Closing  Date;  and  (iii)  pay  such  contingent  liabilities  as its  Board of
Directors or its officers shall reasonably deem to exist, if any, at the Closing
Date, for which  contingent and other  appropriate  liability  reserves shall be established on its books.

/B/Adjustments  reflect the costs of carrying out the Plan,  which are estimated to be approximately $300,000, of which $75,000 will be borne by each Fund.

/C/As a  result  of the  expenses  of the  Acquisition  borne  by each  Fund and rounding  certain  calculations,  the net asset value per share of the Acquiring
Fund Common Shares after the Acquisition,  as shown in the table above, is $0.01 less  than then the net asset per  share of the  Acquiring  Fund  Common  Shares before the Acquisition.  At the Closing,  holders of Acquired Fund Common Shares will receive  Acquiring Fund Common Shares that will have an aggregate net asset value equal to the  aggregate net asset value of the Acquired Fund Common Shares previously held by such shareholders.

See Pro Forma Notes to Financial Statements

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Statement of Operations
For the Twelve Months Ended March 31, 2005
(Unaudited)                                                                                             Delaware Investments
                                                                                                       Minnesota Municipal
                                      Delaware Investments   Delaware Investments                       Income Fund II, Inc.
                                      Minnesota Municipal     Minnesota Municipal      Pro Forma             Pro Forma
                                        Income Fund, Inc.     Income Fund II, Inc.    Adjustments            Combined
                                      --------------------  ---------------------- ------------------ ----------------------------

Investment Income
  Interest income                          $ 2,805,252           $ 8,517,640                $ -                 $ 11,322,892
                                      --------------------  ---------------------- ------------------ ----------------------------

Expenses
  Management fees                              232,006               674,164                                         906,170
  Accounting and administration
   expenses                                     85,000                85,000            (56,757)/A/                  113,243
  Remarketing agent fees                        50,354               150,815                                         201,169
  Dividend disbursing and
   transfer agent fees and
   expenses                                     40,318                58,423            (30,818)/A/                   67,923
  Legal and professional fees                   38,703                47,348            (34,720)/A/                   51,331
  Rating agency fees                             9,000                 6,416             (5,583)/A/                    9,833
  Reports and statements to
   shareholders                                  7,387                22,481                                          29,868
  Taxes (other than taxes on
   income)                                       6,948                17,237                                          24,185
  Directors' fees                                4,571                 7,953                                          12,524
  Pricing fees                                   3,454                 5,973             (3,454)/A/                    5,973
  Custodian fees                                 2,279                 4,888               (800)/A/                    6,367
  Stock exchange fees                            2,258                 6,282                                           8,540
  Other                                            995                 2,988                                           3,983
                                      --------------------  ---------------------- ------------------ ----------------------------
                                               483,273             1,089,968           (132,132)                   1,441,109
  Less expenses paid indirectly                 (2,197)               (4,763)               800/A/                    (6,160)
                                      --------------------  ---------------------- ------------------ ----------------------------
  Total expenses                               481,076             1,085,205           (131,332)                   1,434,949
                                      --------------------  ---------------------- ------------------ ----------------------------

Net Investment Income                        2,324,176             7,432,435            131,332                    9,887,943
                                      --------------------  ---------------------- ------------------ ----------------------------

Net Realized and Unrealized
Gain/(Loss) on Investments:
  Net realized gain (loss) on
   investments                                 268,227               257,523                  -                      525,750
  Change in unrealized
   appreciation/(depreciation)
   of investments                           (1,027,949)           (2,017,417)                 -                   (3,045,366)
                                      --------------------  ---------------------- ------------------ ----------------------------
Net Realized and Unrealized
Loss on Investments                           (759,722)           (1,759,894)                 -                   (2,519,616)

Dividends on Preferred Stock                  (305,320)             (927,702)                 -                   (1,233,022)
                                      --------------------  ---------------------- ------------------ ----------------------------
Change in Net Assets Resulting
from Operations                            $ 1,259,134           $ 4,744,839          $ 131,332                  $ 6,135,305
                                      ====================  ====================== ================== ============================

/A/ Adjustment to reflect appropriate expense levels by merging the funds.

See Pro Forma Notes to Financial Statements

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Annual Fund Operating  Expenses (as a percentage of net assets  attributable  to
Common Shares)
As of March 31, 2005
(Unaudited)

                                                                                    Minnesota Municipal
                                      Delaware Investments   Delaware Investments   Income Fund II, Inc.
                                      Minnesota Municipal     Minnesota Municipal        Pro Forma
                                        Income Fund, Inc.     Income Fund II, Inc.       Combined
                                      --------------------  ---------------------- ---------------------------

Management fees                              0.61%                    0.62%                0.62%

Dividends to Preferred Shares                0.81%                    0.86%                0.84%

Other expenses                               0.66%                    0.38%                0.36%
                                      --------------------  ---------------------- ---------------------------

Total fund operating
expenses                                     2.08%                    1.86%                1.82%
                                      --------------------  ---------------------- ---------------------------

Delaware Investments Minnesota Municipal Income Fund II, Inc.
Pro Forma Notes to Financial Statements
March 31, 2005 (Unaudited)

Delaware  Investments  Minnesota  Municipal Income Fund II, Inc. (the "Fund") is
organized  as a  Minnesota  corporation.  The Fund is a  diversified  closed-end management  investment  company  under the  Investment  Company Act of 1940,  as amended.  The Fund's common  shares trade on the American  Stock  Exchange.  The
Fund's preferred shares are traded privately through a remarketing agent.

The  investment  objective of the Fund is to provide  current income exempt from both  regular  federal  income tax and  Minnesota  state  personal  income  tax, consistent  with the  preservation  of  capital.  The Fund seeks to achieve  its investment  objective by investing  substantially  all (in excess of 80%) of its net assets in investment grade, tax-exempt Minnesota municipal obligations.

1.   Basis of Pro forma Presentation
The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Delaware  Investments  Minnesota Municipal Income
Fund,  Inc. by the Fund, as if such  acquisition  had taken place as of April 1,
2004.

Under the terms of the Agreement and Plan of  Acquisition,  the  combination  of
Delaware Investments  Minnesota Municipal Income Fund, Inc. and the Fund will be accounted  for by a method of  accounting  for  tax-free  mergers of  investment
companies.   The  acquisition   would  be  accomplished  by  an  acquisition  of
substantially  all of the assets of  Delaware  Investments  Minnesota  Municipal
Income  Fund,  Inc.,  in exchange  for common  shares of the Fund of  equivalent aggregate  net asset value (or,  for  preferred  shares,  for the same number of preferred  shares  having the same  liquidation  preference).  The  statement of assets and  liabilities  and the related  statement  of  operations  of Delaware
Investments  Minnesota  Municipal  Income  Fund,  Inc.  and the Fund  have  been combined as of and for the twelve months ended March 31, 2005.

The  accompanying pro forma financial  statements  should be read in conjunction with the financial statements of Delaware Investments Minnesota Municipal Income
Fund, Inc. and the Fund included in their annual report dated March 31, 2005.

The following notes refer to the accompanying pro forma financial  statements as if the above-mentioned  acquisition of Delaware Investments  Minnesota Municipal
Income Fund, Inc. and the Fund had taken place as of April 1, 2004.

2.   Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security  Valuation - Long-term  debt  securities  are valued by an  independent pricing  service and such prices are  believed to reflect the fair value of such securities.  Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates  market value. Other securities and assets for which market  quotations are not readily available are valued at fair value as  determined  in good faith under the  direction  of the Fund's Board of
Directors.

Federal  Income  Taxes - The Fund  intends to  continue  to qualify  for federal income tax  purposes as a regulated  investment  company and make the  requisite distributions  to  shareholders.  Accordingly,  no provision for federal  income taxes has been made in the financial statements.

Use of Estimates - The  preparation of financial  statements in conformity  with
U.S.  generally  accepted  accounting  principles  requires  management  to make estimates  and  assumptions  that  affect  the  reported  amounts  of assets and liabilities at the date of the financial  statements and the reported amounts of revenues and expenses during the reporting  period.  Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware  Investments  Family of
Funds  are  allocated  amongst  the funds on the basis of  average  net  assets.
Management fees and some other expenses are paid monthly.  Security transactions are recorded on the date the  securities  are  purchased  or sold (trade  date).
Costs used in  calculating  realized  gains and losses on the sale of investment securities  are  those of the  specific  securities  sold.  Interest  income  is recorded on the accrual basis.  Discounts and premiums are amortized to interest income over the lives of the respective  securities.  The Fund declares and pays dividends from net investment income monthly and declares and pays distributions from net realized gain on investments,  if any, annually.  In addition, in order to satisfy certain distribution  requirements of the Tax Reform Act of 1986, the
Fund may declare  special  year-end  dividend  and capital  gains  distributions during  November or December to  shareholders of record on a date in such month.
Such  distributions,  if received by  shareholders  by January 31, are deemed to have been paid by the Fund and  received by  shareholders  on the earlier of the date paid or December 31 of the prior year.

The Fund  receives  earnings  credits  from its  custodian  when  positive  cash balances are  maintained,  which are used to offset  custody fees.  The earnings credits for the twelve  months ended March 31, 2005 were  approximately  $6,160.
The expense paid under the above arrangement is included in the "custodian fees"
expense  caption on the Statement of Operations with the  corresponding  expense offset shown as "expenses paid indirectly."

3.   Investment  Management,  Administration  Agreements and Other  Transactions
     with Affiliates
In accordance with the terms of its investment  management  agreement,  the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business
Trust and the  investment  manager,  an annual fee of 0.40% which is  calculated daily  based  on the  average  daily  net  assets  of the  Fund,  excluding  the liquidation value of preferred stock that may be outstanding.

The Fund has engaged Delaware Service Company,  Inc. (DSC), an affiliate of DMC, to provide accounting and administration services which are based on average net assets and paid on a monthly basis, subject to certain minimums.

Certain officers of DMC and DSC are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

4.   Capital Stock
Pursuant to the articles of  incorporation,  the Fund has 200 million  shares of
$0.01 par value common shares authorized. The Fund did not repurchase any shares under the Share  Repurchase  Program  during the twelve  months  ended March 31,
2005. Shares issuable under the Fund's dividend  reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

The Fund has one million shares of $0.01 par value Preferred Shares  authorized.
Under  resolutions  adopted by the Board of Directors,  the Fund has issued 600,
600 and 400 Series A, B and C Preferred Shares, respectively. Series A, B, and C
Preferred  Shares  have  substantially   similar  preferences,   voting  powers,
restrictions as to dividends,  qualifications,  liquidation rights and terms and conditions of  redemption.  The preferred  shares of the Fund have a liquidation preference of $50,000 per share plus an amount equal to  accumulated  but unpaid dividends.

Dividends for the outstanding  preferred  shares of the Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the  results  of an  auction.  Dividend  rates  (adjusted  for any capital  gain  distributions)  ranged  from 1% to 2.6%  during the  twelve-month period ended March 31, 2005.

Citigroup  Global  Markets,  Inc.  (formerly  Smith Barney,  Harris Upham & Co.,
Inc.), as the remarketing  agent,  receives an annual fee from the Fund of 0.25%
of the average amount of preferred stock outstanding.

Under  the  1940  Act,  the  Fund  may  not  declare  dividends  or  make  other distributions  on common  shares or purchase  any such shares if, at the time of the  declaration,  distribution or purchase,  asset coverage with respect to the outstanding  preferred  stock  is less  than  200%.  The  preferred  shares  are redeemable  at the  option of the  Fund,  in whole or in part,  on any  dividend payment  date at $50,000  per share plus any  accumulated  but unpaid  dividends whether or not  declared.  The  preferred  shares are also  subject to mandatory redemption  at $50,000  per share  plus any  accumulated  but  unpaid  dividends whether or not declared,  if certain requirements relating to the composition of the  assets  and  liabilities  of the Fund are not  satisfied.  The  holders  of preferred  shares have voting  rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class.  However,  holders of preferred  shares are also entitled to elect two of each  Fund's  Directors.  In  addition,  the 1940 Act  requires  that along with approval by shareholders  that might otherwise be required,  the approval of the holders of a majority of any outstanding  preferred shares, voting separately as a class,  would be required to (a) adopt any plan of  reorganization  that would adversely affect the preferred shares,  and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including,  among other things, changes in the Fund's subclassification as a closed-end investment company or (c) changes in their fundamental investment restrictions.

5.   Credit and Market Risks
The Fund uses leverage in the form of preferred shares. Leveraging may result in a higher  degree of  volatility  because a Fund's Net Asset  Value could be more sensitive to  fluctuations  in short-term  interest  rates and changes in market value of portfolio securities attributable to the leverage.

The Fund  invests  substantially  all of its  assets  in  securities  issued  by
Minnesota  municipalities.  The  value of  these  investments  may be  adversely affected by new legislation within state,  regional or local economic conditions
and  differing   levels  of  supply  and  demand  for  municipal   bonds.   Many
municipalities  insure repayment for their obligations.  Although bond insurance reduces the risk of loss due to default by an issuer,  such bonds remain subject to the risk of loss due to default by an issuer,  such bonds  remain  subject to the risk  that the  market  may  fluctuate  for  other  reasons  and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Portfolio of Investments.

The Fund may invest in inverse floating rate securities ("inverse floaters"),  a type of derivative  tax-exempt  obligation  with  floating or variable  interest rates that move in the opposite direction of short-term interest rates,  usually at an accelerated  speed.  Consequently,  the market values of inverse  floaters will  generally  be  more  volatile  than  other  tax-exempt  investments.  Such securities are denoted on the Portfolio of Investments.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds.  Under  current  federal  tax  laws  and  regulations,  state  and  local government borrowers are permitted to refinance outstanding bonds by issuing new bonds.  The issuer  refinances the  outstanding  debt to either reduce  interest costs or to remove or alter  restrictive  covenants  imposed by the bonds  being refinanced.  A refunding  transaction  where the municipal  securities are being refunded  within 90 days or less from the  issuance  of the  refunding  issue is known as a "current  refunding." "Advance refunded bonds" are bonds in which the refunded  bond issue  remains  outstanding  for more than 90 days  following the issuance of the refunding  issue. In an advance  refunding,  the issuer will use the proceeds of a new bond issue to purchase  high grade  interest  bearing debt securities which are then deposited in an irrevocable  escrow account held by an escrow agent to secure all future  payments of  principal  and interest and bond premium of the advance  refunded bond. Bonds are "escrowed to maturity" when the proceeds  of  the  refunding  issue  are  deposited  in an  escrow  account  for investment  sufficient  to pay all of the principal and interest on the original interest payment and maturity dates.  Bonds are considered  "pre-refunded"  when the refunding  issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at that time, including  any required  premium.  Bonds become  "defeased"  when the rights and interests  of the  bondholders  and their lien on the pledged  revenues or other security  under  the  terms  of  the  bond  contract  are  substituted  with  an alternative  source of  revenues  (the  escrow  securities)  sufficient  to meet payments  of  principal  and  interest  to  maturity or to the first call dates.
Escrowed  secured bonds will often  receive a rating of "AAA" or the  equivalent from Moody's,  S&P and/or Fitch due to the strong  credit  quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in  illiquid  securities,  which may include  securities  with  contractual  restrictions  on resale,  securities exempt  from  registration  under Rule 144A of the  Securities  Act of 1933,  as amended, and other securities which may not be readily marketable.  The relative illiquidity of these  securities may impair the Fund from disposing of them in a timely  manner and at a fair price when it is  necessary  or desirable to do so.
Such securities are denoted on the Portfolio of Investments.

6.   Contractual Obligations
The Fund enters into  contracts in the normal  course of business that contain a
variety  of   indemnifications.   The  Fund's   maximum   exposure  under  these
arrangements  is unknown.  However,  the Fund has not had prior claims or losses pursuant  to these  contracts.  Management  has  reviewed  the  Fund's  existing contracts and expects the risk of loss to be remote.

Delaware Investments Minnesota Municipal Income Fund II, Inc.
Pro Forma Portfolio of Investments(A)
As of March 31, 2005
(Unaudited)

                                                   % of Total
                                                   Investments                             Delaware Investments Minnesota
                                                   (Pro Forma                              Municipal Income Fund III, Inc.
                                                    Combined)                             Par                Market Value
                                                ------------------  -----------------------------------------------------------

Municipal Bonds                                            98.06%
Airport Revenue Bonds                                       6.47%
Minneapolis/St. Paul Metropolitan Airports
 Commission Revenue Series A
   5.25% 1/1/16 (MBIA)                                                                         $0                         $0
   5.00% 1/1/22 (MBIA)                                                                          0                          0
   5.125% 1/1/25 (FGIC)                                                                   900,000                    928,557
   5.00% 1/1/28 (MBIA)                                                                    750,000                    774,503
   5.00% 1/1/30 (AMBAC)                                                                   750,000                    760,380
Minneapolis/St. Paul Metropolitan Airports
 Commission Revenue Series B
  5.25% 1/1/24 (FGIC) (AMT)                                                                     0                          0
Minneapolis/St. Paul Metropolitan Airports
 Commission  Revenue Series C
  5.25% 1/1/32 (FGIC)                                                                           0                          0
                                                                                                  ---------------------------
                                                                                                                   2,463,440
                                                                                                  ---------------------------

City General Obligation Bonds                               2.67%
Metropolitan Council Minnesota (Minneapolis/
 St. Paul Metropolitan Area)
  Series C 5.00% 2/1/22                                                                         0                          0
Moorhead Series B 5.00% 2/1/33 (MBIA)                                                   1,250,000                  1,296,450
Willmar (Rice Memorial Hospital Project)
  5.00% 2/1/32 (FSA)                                                                            0                          0
                                                                                                  ---------------------------
                                                                                                                   1,296,450
                                                                                                  ---------------------------

Continuing Care/Retirement Revenue Bonds                    2.44%
Minneapolis Health Care Facility Revenue
 (Jones-Harrison Residence Project)
  6.00% 10/1/27                                                                                 0                          0
Minnesota Agriculture & Economic Development
 Board Revenue
  (Benedictine Health Systems) 5.75% 2/1/29                                               600,000                    585,060
Moorhead Economic Development Authority
 Multifamily Revenue
  (Eventide Lutheran Home Project)
   Series B 6.00% 6/1/18                                                                        0                          0
St. Paul Housing & Redevelopment Authority
 Revenue
  (Franciscan Health Project)
   5.40% 11/20/42 (GNMA)(FHA)                                                           1,820,000                  1,897,405
                                                                                                  ---------------------------
                                                                                                                   2,482,465
                                                                                                  ---------------------------

Corporate Backed Revenue Bonds                              3.86%
Burnsville Commonwealth Development
 (Holiday Inn Project) 5.90% 4/1/08                                                             0                          0
Cloquet Pollution Control Revenue (Potlatch
 Corporation Project) 5.90% 10/1/26                                                     1,000,000                  1,007,840
Minneapolis Community Development Agency
 Supported Development
  Revenue (Pajor Graphics) Series 1
   (LOC US Bank NA) 6.75% 12/1/25 (AMT)                                                   865,000                    924,382
                                                                                                  ---------------------------
                                                                                                                   1,932,222
                                                                                                  ---------------------------

Escrowed to Maturity Bonds                                  9.56%
Dakota/Washington Counties Housing &
 Redevelopment Authority Bloomington
  Single Family Residential Mortgage
   Revenue 8.375% 9/1/21 (GNMA) (FHA) (AMT)                                                     0                          0
St. Paul Housing & Redevelopment Authority
 Sales Tax (Civic Center Project)
   5.55% 11/1/23                                                                                0                          0
   5.55% 11/1/23 (MBIA)                                                                         0                          0
University of Minnesota Hospital & Clinics
 6.75% 12/1/16                                                                          2,580,000                  3,122,393
Western Minnesota Municipal Power Agency
 6.625% 1/1/16                                                                                  0                          0

                                                                                                  ---------------------------
                                                                                                                   3,122,393
                                                                                                  ---------------------------

Higher Education Revenue Bonds                              6.07%
Minnesota State Higher Education
 Facilities Authority
  (College of St. Benedict)
    Series 5-W 5.00% 3/1/20                                                                     0                          0
  (College of St. Benedict)
    Series 5-W 5.25% 3/1/24                                                               300,000                    309,888
  (St. Catherine College)
    Series 5-N1 5.375% 10/1/32                                                                  0                          0
  (St. Mary's University)
    Series 5-U 4.80% 10/1/23                                                                    0                          0
  (St.Thomas University)
    Series 4-A1 5.625% 10/1/21                                                          1,010,000                  1,043,421
  (St. Thomas University)
    Series 5-Y 5.25% 10/1/34                                                                    0                          0
St. Cloud Housing & Redevelopment Authority
 Revenue
  (State University Foundation Project)
    5.00% 5/1/23                                                                                0                          0
University of Minnesota
    Series A 5.50% 7/1/21                                                                       0                          0
                                                                                                  ---------------------------
                                                                                                                   1,353,309
                                                                                                   ---------------------------

Hospital Revenue Bonds                                     15.04%
Bemidji Hospital Facilities Revenue
  (North County Health Services)
   5.00% 9/1/24 (RADIAN)                                                                  500,000                    513,695
Duluth Economic Development Authority
 Health Care Facilities Revenue
  (Benedictine Health System -
    St. Mary's Hospital) 5.25% 2/15/33                                                  1,000,000                  1,015,170
Minneapolis Health Care System Revenue
 (Allina Health Systems)
   Series A 5.75% 11/15/32                                                              1,100,000                  1,164,262
Minneapolis Health Care System Revenue
 (Fairview Health Services)
   Series A 5.625% 5/15/32                                                                      0                          0
Minnesota Agricultural & Economic
 Development  Health Care System
  (Fairview Hospital)
   Series A 6.375% 11/15/29                                                             1,250,000                  1,359,099
Minnesota Agricultural & Economic
 Development Health Care System
  (Fairview Hospital)
   Series 97A 5.75% 11/15/26 (MBIA)                                                             0                          0
Rochester Health Care Facilities Revenue
  (Mayo Foundation)
   Series B 5.50% 11/15/27                                                              1,000,000                  1,061,190
Shakopee Health Care Facilities Revenue
  (St. Francis Regional Medical Center)
   5.25% 9/1/34                                                                           310,000                    313,199
St. Louis Park Health Care Facilities
 Revenue (Park Nicollet Health Services)
   Series B 5.25% 7/1/30                                                                        0                          0
St. Paul Housing & Redevelopment Authority
 Health Care Facilities Revenue
  (Regions Hospital Project) 5.30% 5/15/28                                                      0                          0
Waconia Health Care Facilities Revenue
  (Ridgeview Medical Center Project)
   Series A 6.10% 1/1/19 (RADIAN)                                                               0                          0
                                                                                                  ---------------------------
                                                                                                                   5,426,615
                                                                                                  ---------------------------

Miscellaneous Revenue Bonds                                 2.14%
Minneapolis Art Center Facilities Revenue
  (Walker Art Center Project)
   5.125% 7/1/21                                                                          250,000                    260,153
Minneapolis Community Development Agency
  (Supported Development Revenue Limited
    Tax Common Bond Fund)
   Series G1 5.70% 12/1/19                                                                      0                          0
Minneapolis Community Development Agency
  (Supported Development Revenue Limited
    Tax Common Bond Fund)
   Series 5 5.70% 12/1/27                                                                       0                          0
                                                                                                  ---------------------------
                                                                                                                     260,153
                                                                                                  ---------------------------

Multifamily Housing Revenue Bonds                           5.91%
Chanhassen Multifamily Housing Revenue
  (Heritage Park Project-Section 8)
   6.20% 7/1/30 (FHA) (AMT)                                                                     0                          0
Harmony Multifamily Housing Revenue
 Refunding Section 8
  (Zedakah Foundation Project)
   Series A 5.95% 9/1/20                                                                        0                          0
Minneapolis Multifamily Housing Revenue
  (Gaar Scott Loft Project)
   5.95% 5/1/30 (AMT)                                                                     975,000                  1,029,785
Minneapolis Multifamily Housing Revenue
  (Olson Townhomes Project)
   6.00% 12/1/19 (AMT)                                                                    965,000                    943,307
Minneapolis Multifamily Housing Revenue
  (Seward Towers Project)
   5.00% 5/20/36 (GNMA)                                                                         0                          0
Minneapolis Multifamily Housing Revenue
  (Sumner Housing Project)
   Series A 5.15% 2/20/45 (GNMA) (AMT)                                                          0                          0
Minnesota State Housing Finance Agency
   Series A 5.00% 2/1/35 (AMT)                                                                  0                          0
Minnesota State Housing Finance Agency
   Series D 5.95% 2/1/18 (MBIA)                                                                 0                          0
Southeastern Minnesota Multi County Housing
 & Redevelopment Authority
  (Winona County) 5.35% 1/1/28                                                                  0                          0
Stillwater Multifamily Housing Revenue
  (Stillwater Cottages Project)
  (Orleans Homes Number One)
   7.25% 11/1/27 (AMT)                                                                          0                          0
                                                                                                  ---------------------------
                                                                                                                   1,973,092
                                                                                                  ---------------------------

Municipal Lease Revenue Bonds                               7.20%
Andover Economic Development Authority
 Public Facilities Lease
  Revenue (Andover Community Center)
   5.125% 2/1/24                                                                          500,000                    508,850
Andover Economic Development Authority
 Public Facilities Lease Revenue
  (Andover Community Center) 5.20% 2/1/29                                                       0                          0
Minneapolis Development Revenue
  (Limited Tax Supported Common Bond Fund)
   5.50% 12/1/24 (AMT)                                                                          0                          0
St. Paul Port Authority Lease Revenue
  (Cedar Street Office Building Project)
   5.00% 12/1/22                                                                                0                          0
   5.125% 12/1/27                                                                         500,000                    522,445
   5.25% 12/1/27                                                                        1,000,000                  1,053,680
St. Paul Port Authority Lease Revenue
  (Robert Street Office Building Project)
   5.00% 12/1/27                                                                          500,000                    518,985
St. Paul Port Authority Lease Revenue
  (Robert Street Office Building Project)
   Series 9 5.25% 12/1/27                                                                       0                          0
                                                                                                  ---------------------------
                                                                                                                   2,603,960
                                                                                                  ---------------------------

Parking Revenue Bonds                                       1.41%
St. Paul Housing & Redevelopment Authority
 Parking Revenue
  (Block 19 Ramp Project)
   Series A 5.35% 8/1/29 (FSA)                                                          1,450,000                  1,543,395
                                                                                                  ---------------------------
                                                                                                                   1,543,395
                                                                                                  ---------------------------

Political Subdivision General Obligation
Bonds                                                       4.74%
Hennepin County Series B 5.00% 12/1/18                                                          0                          0
Hennepin Regional Railroad Authority
   5.00% 12/1/26                                                                                0                          0
Metropolitan Council Waste Water Treatment
   Series B 5.00% 12/1/21                                                                 750,000                    794,475
Minneapolis Sports Arena Project
   5.125% 10/1/20                                                                         750,000                    782,033
Washington County Housing & Redevelopment
 Authority Series B
   5.50% 2/1/22 (MBIA)                                                                    850,000                    904,349
   5.50% 2/1/32 (MBIA)                                                                          0                          0
                                                                                                  ---------------------------
                                                                                                                   2,480,857
                                                                                                  ---------------------------

§Pre-Refunded Bonds                                       8.76%
Esko Independent School District #99
   5.65% 4/1/12-05 (FSA)                                                                        0                          0
Esko Independent School District #99
   5.75% 4/1/17-05 (FSA)                                                                1,645,000                  1,645,000
Hawley Independent School District #150
   Series A 5.75% 2/1/17-06 (FSA)                                                               0                          0
Minneapolis/St. Paul Housing & Redevelopment
 Authority Health Care Systems
  (Children's Health Care)
   Series A 5.50% 8/15/25-05 (FSA)                                                              0                          0
Minnesota Public Facilities Authority
 Water Pollution Control Revenue
  Series B 5.40% 3/1/15                                                                 2,200,000                  2,256,452
Puerto Rico Commonwealth Public Improvement
  Series A 5.00% 7/1/27-12                                                                      0                          0
Puerto Rico Electric Power Authority Power
 Revenue
  Series Z 5.25% 7/1/21                                                                         0                          0
Puerto Rico Highway & Transportation
 Authority Revenue
  Series Y
  5.50% 7/1/26-06                                                                               0                          0
Puerto Rico Public Buildings Authority
  Series D 5.25% 7/1/27-12                                                                      0                          0
Rosemount Independent School District #196
  Series A 5.70% 4/1/12-06                                                                      0                          0
Southern Minnesota Municipal Power Agency
 Supply Revenue
  Series A 5.75% 1/1/18-05                                                                      0                          0
                                                                                                  ---------------------------
                                                                                                                   3,901,452
                                                                                                  ---------------------------

Public Power Revenue Bonds                                  9.07%
Minnesota State Municipal Power Agency
  Series A
   5.00% 10/1/34                                                                          750,000                    762,480
   5.25% 10/1/19                                                                          500,000                    533,110
Rochester Electric Utility Revenue
   5.25% 12/1/30 (AMBAC)                                                                        0                          0
&Southern Minnesota Municipal Power Agency
 Supply System Revenue, Inverse Floater ROLs
   Series II-R-189-3 8.096% 1/1/14 (AMBAC)                                              1,500,000                  1,801,124
&Southern Minnesota Municipal Power Agency
 Supply System Revenue, Inverse Floater ROLs
   Series II-R-189 8.096% 1/1/15 (AMBAC)                                                        0                          0
Southern Minnesota Municipal Power Agency
 Supply System Revenue
   Series A
   5.00% 1/1/13 (MBIA)                                                                    500,000                    540,445
   5.25% 1/1/15 (AMBAC)                                                                   700,000                    775,096
   5.25% 1/1/16 (AMBAC)                                                                   500,000                    552,990
Western Minnesota Municipal Power Agency
   Series A 5.00% 1/1/30 (MBIA)                                                                 0                          0
Western Minnesota Municipal Power Agency
   Series B 5.00% 1/1/15 (MBIA)                                                           600,000                    648,768
                                                                                                  ---------------------------
                                                                                                                   5,614,013
                                                                                                  ---------------------------

School District General Obligation Bonds                    7.14%
Centennial Independent School
 District #012 Series A 5.00% 2/1/20 (FSA)                                                      0                          0
Elk River Independent School
 District #728 5.00% 2/1/16 (FGIC)                                                              0                          0
Farmington Independent School
 District #192 5.00% 2/1/23 (FSA)                                                               0                          0
Farmington Independent School
 District #192 Series B 5.00% 2/1/27 (FSA)                                                500,000                    521,475
Lakeville Independent School
 District #194 Series A 4.75% 2/1/22 (FSA)                                                      0                          0
Minneapolis Special School
 District #001 5.00% 2/1/19 (FSA)                                                               0                          0
Morris Independent School
 District #769 5.00% 2/1/28 (MBIA)                                                              0                          0
Mounds View Independent School
 District #621 5.00% 2/1/23 (FSA)                                                               0                          0
Princeton Independent School
 District #477 Series A 5.00% 2/1/24 (FSA)                                                500,000                    524,725
St. Michael Independent School
 District #885
   5.00% 2/1/22 (FSA)                                                                           0                          0
   5.00% 2/1/24 (FSA)                                                                           0                          0
                                                                                                  ---------------------------
                                                                                                                   1,046,200
                                                                                                  ---------------------------

Single Family Housing Revenue Bonds                         1.68%
Minnesota State Housing Finance Agency
 Single Family Housing Series
   1992-C2 6.15% 7/1/23 (AMT)                                                             640,000                    647,155
Minnesota State Housing Finance Agency
 Single Family Mortgage
   Series B 5.35% 1/1/33 (AMT)                                                                  0                          0
Minnesota State Housing Finance Agency
 Single Family Mortgage
   Series J 5.90% 7/1/28 (AMT)                                                                  0                          0
                                                                                                  ---------------------------
                                                                                                                     647,155
                                                                                                  ---------------------------
State General Obligation Bonds                              2.30%
Minnesota State 5.00% 8/1/21                                                                    0                          0
&Minnesota State, Inverse Floater ROLs
   7.824% 11/1/17                                                                               0                          0
                                                                                                  ---------------------------
                                                                                                                           0
                                                                                                  ---------------------------
Tax Increment / Special Assessment Bonds                    0.26%
Moorhead Economic Development Authority
 Tax Increment Series A
   5.25% 2/1/25 (MBIA)                                                                          0                          0
                                                                                                  ---------------------------
                                                                                                                           0
                                                                                                  ---------------------------

Territorial General Obligation Bonds                        0.82%
Puerto Rico Commonwealth Public Improvement
   Series A 5.50% 7/1/19 (MBIA)                                                                 0                          0
University Virgin Islands
   Series A 5.375% 6/1/34                                                                 500,000                    520,070
                                                                                                  ---------------------------
                                                                                                                     520,070
                                                                                                  ---------------------------

Territorial Revenue Bonds                                   0.53%
Puerto Rico Public Buildings Authority
 Guaranteed Government Facilities Revenue
   Series D (Unrefunded Portion) 5.25% 7/1/27                                             530,000                    554,990
Virgin Islands Public Finance Authority
   5.25% 10/1/23                                                                                0                          0
                                                                                                  ---------------------------
                                                                                                                     554,990
                                                                                                  ---------------------------
Total Municipal Bonds                                                                                             39,222,231

Short Term Investments                                      1.94%
oVariable Rate Demand Notes
   City of St. Cloud 2.18% 2/1/16                                                         550,000                    550,000
Midwest Consortium of Municipal Utilites
   Series A 2.28% 1/1/25                                                                        0                          0
Minneapolis Block E Buildings
   Series A 2.13% 3/1/27                                                                        0                          0
Minneapolis Library 2.13% 12/1/32                                                               0                          0
Minneapolis Multifamily Housing Revenue
 (Seven Corners Apartments Project)
   2.23% 11/1/31                                                                                0                          0
Minnesota State Higher Education Facilities
 Authority (Carleton College)
   Series 5-G 2.13% 11/1/29                                                                     0                          0
                                                                                                  ---------------------------
Total Short Term Investments                                                                                         550,000
                                                                                                  ---------------------------

                                                                                                  ---------------------------
Total Investments at Market                               100.00%                                               $ 39,772,231
                                                                                                  ---------------------------

Total Investments at Cost                                                                                       $ 38,128,090
                                                                                                  ---------------------------

-----------------------------------------------------------------------------------

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
VA - Insured by the Veterans Administration

§  Pre-Refunded  Bonds are municipals that are generally  backed or secured by
     U.S.  Treasury  bonds.  For  Pre-Refunded  Bonds,  the stated  maturity  is followed by the year in which the bond is pre-refunded.

&    An  inverse  floater  bond is a type  of bond  with  variable  or  floating interest rates that move in the opposite  direction of short-term  interest rates. Interest rate disclosed is in effect as of March 31, 2005.

o    Variable rate notes. The interest shown is the rate as of March 31, 2005.

A    No adjustments  are shown to the unaudited pro forma combined  portfolio of investments  due to the fact that upon  completion of the  acquisition,  no securities  would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and  restrictions.  However, the  foregoing  sentence  shall not  restrict in any way the ability of the investment advisor of any of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

See Pro Forma Notes to Financial Statements

================================================================================================================================

Delaware Investments Minnesota Municipal Income Fund II, Inc.
Pro Forma Portfolio of Investments(A)
As of March 31, 2005
(Unaudited)

                                                                  Delaware Investments Minnesota
                                                                  Municipal Income Fund II, Inc.
                                                                 Par                     Market Value
                                                ---------------------------------------------------------

Municipal Bonds
Airport Revenue Bonds
Minneapolis/St. Paul Metropolitan Airports
 Commission Revenue Series A
   5.25% 1/1/16 (MBIA)                                           $1,000,000                   $1,078,730
   5.00% 1/1/22 (MBIA)                                            2,000,000                    2,082,620
   5.125% 1/1/25 (FGIC)                                                   0                            0
   5.00% 1/1/28 (MBIA)                                            1,370,000                    1,414,758
   5.00% 1/1/30 (AMBAC)                                           1,450,000                    1,470,068
Minneapolis/St. Paul Metropolitan Airports
 Commission Revenue Series B
  5.25% 1/1/24 (FGIC) (AMT)                                       1,000,000                    1,030,150
Minneapolis/St. Paul Metropolitan Airports
 Commission  Revenue Series C
  5.25% 1/1/32 (FGIC)                                             3,500,000                    3,652,705
                                                                            -----------------------------
                                                                                              10,729,031
                                                                            -----------------------------

City General Obligation Bonds
Metropolitan Council Minnesota (Minneapolis/
 St. Paul Metropolitan Area)
  Series C 5.00% 2/1/22                                             500,000                      521,950
Moorhead Series B 5.00% 2/1/33 (MBIA)                             2,000,000                    2,074,320
Willmar (Rice Memorial Hospital Project)
  5.00% 2/1/32 (FSA)                                              1,500,000                    1,549,455
                                                                            -----------------------------
                                                                                               4,145,725
                                                                            -----------------------------

Continuing Care/Retirement Revenue Bonds
Minneapolis Health Care Facility Revenue
 (Jones-Harrison Residence Project)
  6.00% 10/1/27                                                   1,565,000                    1,489,285
Minnesota Agriculture & Economic Development
 Board Revenue
  (Benedictine Health Systems) 5.75% 2/1/29                               0                            0
Moorhead Economic Development Authority
 Multifamily Revenue
  (Eventide Lutheran Home Project)
   Series B 6.00% 6/1/18                                          1,000,000                    1,000,730
St. Paul Housing & Redevelopment Authority
 Revenue
  (Franciscan Health Project)
   5.40% 11/20/42 (GNMA)(FHA)                                             0                            0
                                                                            -----------------------------
                                                                                               2,490,015
                                                                            -----------------------------

Corporate Backed Revenue Bonds
Burnsville Commonwealth Development
 (Holiday Inn Project) 5.90% 4/1/08                               1,430,000                    1,415,228
Cloquet Pollution Control Revenue (Potlatch
 Corporation Project) 5.90% 10/1/26                               4,500,000                    4,535,280
Minneapolis Community Development Agency
 Supported Development
  Revenue (Pajor Graphics) Series 1
   (LOC US Bank NA) 6.75% 12/1/25 (AMT)                                   0                            0
                                                                            -----------------------------
                                                                                               5,950,508
                                                                            -----------------------------

Escrowed to Maturity Bonds
Dakota/Washington Counties Housing &
 Redevelopment Authority Bloomington
  Single Family Residential Mortgage
   Revenue 8.375% 9/1/21 (GNMA) (FHA) (AMT)                       5,500,000                    7,998,705
St. Paul Housing & Redevelopment Authority
 Sales Tax (Civic Center Project)
   5.55% 11/1/23                                                  2,300,000                    2,329,624
   5.55% 11/1/23 (MBIA)                                           4,200,000                    4,254,096
University of Minnesota Hospital & Clinics
 6.75% 12/1/16                                                            0                            0
Western Minnesota Municipal Power Agency
 6.625% 1/1/16                                                    1,535,000                    1,801,583
                                                                            -----------------------------
                                                                                              16,384,008
                                                                            -----------------------------

Higher Education Revenue Bonds
Minnesota State Higher Education
 Facilities Authority
  (College of St. Benedict)
    Series 5-W 5.00% 3/1/20                                       1,000,000                    1,025,250
  (College of St. Benedict)
    Series 5-W 5.25% 3/1/24                                               0                            0
  (St. Catherine College)
    Series 5-N1 5.375% 10/1/32                                    1,500,000                    1,561,935
  (St. Mary's University)
    Series 5-U 4.80% 10/1/23                                      1,400,000                    1,400,490
  (St.Thomas University)
    Series 4-A1 5.625% 10/1/21                                    1,000,000                    1,033,090
  (St. Thomas University)
    Series 5-Y 5.25% 10/1/34                                      1,500,000                    1,563,795
St. Cloud Housing & Redevelopment Authority
 Revenue
  (State University Foundation Project)
    5.00% 5/1/23                                                  1,000,000                    1,035,830
University of Minnesota
    Series A 5.50% 7/1/21                                         3,000,000                    3,419,520
                                                                            -----------------------------
                                                                                              11,039,910
                                                                            -----------------------------

Hospital Revenue Bonds
Bemidji Hospital Facilities Revenue
  (North County Health Services)
   5.00% 9/1/24 (RADIAN)                                                  0                            0
Duluth Economic Development Authority
 Health Care Facilities Revenue
  (Benedictine Health System -
    St. Mary's Hospital) 5.25% 2/15/33                            5,000,000                    5,075,850
Minneapolis Health Care System Revenue
 (Allina Health Systems)
   Series A 5.75% 11/15/32                                        1,000,000                    1,058,420
Minneapolis Health Care System Revenue
 (Fairview Health Services)
   Series A 5.625% 5/15/32                                        2,750,000                    2,898,308
Minnesota Agricultural & Economic
 Development  Health Care System
  (Fairview Hospital)
   Series A 6.375% 11/15/29                                       3,300,000                    3,588,024
Minnesota Agricultural & Economic
 Development Health Care System
  (Fairview Hospital)
   Series 97A 5.75% 11/15/26 (MBIA)                               5,550,000                    5,956,703
Rochester Health Care Facilities Revenue
  (Mayo Foundation)
   Series B 5.50% 11/15/27                                        3,365,000                    3,570,904
Shakopee Health Care Facilities Revenue
  (St. Francis Regional Medical Center)
   5.25% 9/1/34                                                           0                            0
St. Louis Park Health Care Facilities
 Revenue (Park Nicollet Health Services)
   Series B 5.25% 7/1/30                                          1,250,000                    1,270,038
St. Paul Housing & Redevelopment Authority
 Health Care Facilities Revenue
  (Regions Hospital Project) 5.30% 5/15/28                          300,000                      301,668
Waconia Health Care Facilities Revenue
  (Ridgeview Medical Center Project)
   Series A 6.10% 1/1/19 (RADIAN)                                 1,405,000                    1,534,246
                                                                            -----------------------------
                                                                                              25,254,161
                                                                            -----------------------------

Miscellaneous Revenue Bonds
Minneapolis Art Center Facilities Revenue
  (Walker Art Center Project)
   5.125% 7/1/21                                                  2,400,000                    2,497,464
Minneapolis Community Development Agency
  (Supported Development Revenue Limited
    Tax Common Bond Fund)
   Series G1 5.70% 12/1/19                                        1,100,000                    1,225,444
Minneapolis Community Development Agency
  (Supported Development Revenue Limited
    Tax Common Bond Fund)
   Series 5 5.70% 12/1/27                                           375,000                      381,795
                                                                            -----------------------------
                                                                                               4,104,703
                                                                            -----------------------------

Multifamily Housing Revenue Bonds
Chanhassen Multifamily Housing Revenue
  (Heritage Park Project-Section 8)
   6.20% 7/1/30 (FHA) (AMT)                                       1,105,000                    1,141,454
Harmony Multifamily Housing Revenue
 Refunding Section 8
  (Zedakah Foundation Project)
   Series A 5.95% 9/1/20                                          1,000,000                      847,950
Minneapolis Multifamily Housing Revenue
  (Gaar Scott Loft Project)
   5.95% 5/1/30 (AMT)                                                     0                            0
Minneapolis Multifamily Housing Revenue
  (Olson Townhomes Project)
   6.00% 12/1/19 (AMT)                                                    0                            0
Minneapolis Multifamily Housing Revenue
  (Seward Towers Project)
   5.00% 5/20/36 (GNMA)                                           1,000,000                    1,009,290
Minneapolis Multifamily Housing Revenue
  (Sumner Housing Project)
   Series A 5.15% 2/20/45 (GNMA) (AMT)                            3,575,000                    3,586,868
Minnesota State Housing Finance Agency
   Series A 5.00% 2/1/35 (AMT)                                    1,000,000                      983,930
Minnesota State Housing Finance Agency
   Series D 5.95% 2/1/18 (MBIA)                                     155,000                      158,257
Southeastern Minnesota Multi County Housing
 & Redevelopment Authority
  (Winona County) 5.35% 1/1/28                                      870,000                      875,725
Stillwater Multifamily Housing Revenue
  (Stillwater Cottages Project)
  (Orleans Homes Number One)
   7.25% 11/1/27 (AMT)                                            1,540,000                    1,490,951
                                                                            -----------------------------
                                                                                              10,094,425
                                                                            -----------------------------

Municipal Lease Revenue Bonds
Andover Economic Development Authority
 Public Facilities Lease
  Revenue (Andover Community Center)
   5.125% 2/1/24                                                          0                            0
Andover Economic Development Authority
 Public Facilities Lease Revenue
  (Andover Community Center) 5.20% 2/1/29                         1,000,000                    1,018,000
Minneapolis Development Revenue
  (Limited Tax Supported Common Bond Fund)
   5.50% 12/1/24 (AMT)                                            1,000,000                    1,043,730
St. Paul Port Authority Lease Revenue
  (Cedar Street Office Building Project)
   5.00% 12/1/22                                                  2,385,000                    2,483,429
   5.125% 12/1/27                                                         0                            0
   5.25% 12/1/27                                                  2,650,000                    2,792,252
St. Paul Port Authority Lease Revenue
  (Robert Street Office Building Project)
   5.00% 12/1/27                                                  2,545,000                    2,641,634
St. Paul Port Authority Lease Revenue
  (Robert Street Office Building Project)
   Series 9 5.25% 12/1/27                                         2,000,000                    2,115,360
                                                                            -----------------------------
                                                                                              12,094,405
                                                                            -----------------------------

Parking Revenue Bonds
St. Paul Housing & Redevelopment Authority
 Parking Revenue
  (Block 19 Ramp Project)
   Series A 5.35% 8/1/29 (FSA)                                    1,250,000                    1,330,513
                                                                            -----------------------------
                                                                                               1,330,513
                                                                            -----------------------------

Political Subdivision General Obligation
Bonds
Hennepin County Series B 5.00% 12/1/18                            1,000,000                    1,058,150
Hennepin Regional Railroad Authority
   5.00% 12/1/26                                                  3,500,000                    3,599,680
Metropolitan Council Waste Water Treatment
   Series B 5.00% 12/1/21                                         1,250,000                    1,324,125
Minneapolis Sports Arena Project
   5.125% 10/1/20                                                         0                            0
Washington County Housing & Redevelopment
 Authority Series B
   5.50% 2/1/22 (MBIA)                                                    0                            0
   5.50% 2/1/32 (MBIA)                                            1,140,000                    1,206,690
                                                                            -----------------------------
                                                                                               7,188,645
                                                                            -----------------------------

§Pre-Refunded Bonds
Esko Independent School District #99
   5.65% 4/1/12-05 (FSA)                                            550,000                      550,000
Esko Independent School District #99
   5.75% 4/1/17-05 (FSA)                                                  0                            0
Hawley Independent School District #150
   Series A 5.75% 2/1/17-06 (FSA)                                 1,000,000                    1,025,020
Minneapolis/St. Paul Housing & Redevelopment
 Authority Health Care Systems
  (Children's Health Care)
   Series A 5.50% 8/15/25-05 (FSA)                                1,400,000                    1,444,114
Minnesota Public Facilities Authority
 Water Pollution Control Revenue
  Series B 5.40% 3/1/15                                                   0                            0
Puerto Rico Commonwealth Public Improvement
  Series A 5.00% 7/1/27-12                                        1,250,000                    1,356,163
Puerto Rico Electric Power Authority Power
 Revenue
  Series Z 5.25% 7/1/21                                           1,500,000                    1,511,100
Puerto Rico Highway & Transportation
 Authority Revenue
  Series Y
  5.50% 7/1/26-06                                                 2,000,000                    2,100,480
Puerto Rico Public Buildings Authority
  Series D 5.25% 7/1/27-12                                          625,000                      678,006
Rosemount Independent School District #196
  Series A 5.70% 4/1/12-06                                        1,270,000                    1,307,148
Southern Minnesota Municipal Power Agency
 Supply Revenue
  Series A 5.75% 1/1/18-05                                        3,715,000                    3,996,337
                                                                            -----------------------------
                                                                                              13,968,368
                                                                            -----------------------------

Public Power Revenue Bonds
Minnesota State Municipal Power Agency
  Series A
   5.00% 10/1/34                                                  5,750,000                    5,845,680
   5.25% 10/1/19                                                          0                            0
Rochester Electric Utility Revenue
   5.25% 12/1/30 (AMBAC)                                            450,000                      473,976
&Southern Minnesota Municipal Power Agency
 Supply System Revenue, Inverse Floater ROLs
   Series II-R-189-3 8.096% 1/1/14 (AMBAC)                        3,000,000                    3,602,250
&Southern Minnesota Municipal Power Agency
 Supply System Revenue, Inverse Floater ROLs
   Series II-R-189 8.096% 1/1/15 (AMBAC)                          1,500,000                    1,821,840
Southern Minnesota Municipal Power Agency
 Supply System Revenue
   Series A
   5.00% 1/1/13 (MBIA)                                                    0                            0
   5.25% 1/1/15 (AMBAC)                                                   0                            0
   5.25% 1/1/16 (AMBAC)                                                   0                            0
Western Minnesota Municipal Power Agency
   Series A 5.00% 1/1/30 (MBIA)                                   1,100,000                    1,137,389
Western Minnesota Municipal Power Agency
   Series B 5.00% 1/1/15 (MBIA)                                           0                            0
                                                                            -----------------------------
                                                                                              12,881,135
                                                                            -----------------------------

School District General Obligation Bonds
Centennial Independent School
 District #012 Series A 5.00% 2/1/20 (FSA)                          400,000                      418,404
Elk River Independent School
 District #728 5.00% 2/1/16 (FGIC)                                1,500,000                    1,615,200
Farmington Independent School
 District #192 5.00% 2/1/23 (FSA)                                 1,080,000                    1,124,032
Farmington Independent School
 District #192 Series B 5.00% 2/1/27 (FSA)                        1,000,000                    1,042,950
Lakeville Independent School
 District #194 Series A 4.75% 2/1/22 (FSA)                        1,500,000                    1,533,885
Minneapolis Special School
 District #001 5.00% 2/1/19 (FSA)                                 1,000,000                    1,056,640
Morris Independent School
 District #769 5.00% 2/1/28 (MBIA)                                2,750,000                    2,848,037
Mounds View Independent School
 District #621 5.00% 2/1/23 (FSA)                                 1,000,000                    1,043,040
Princeton Independent School
 District #477 Series A 5.00% 2/1/24 (FSA)                          500,000                      524,725
St. Michael Independent School
 District #885
   5.00% 2/1/22 (FSA)                                             1,500,000                    1,558,995
   5.00% 2/1/24 (FSA)                                               725,000                      748,664
                                                                            -----------------------------
                                                                                              13,514,572
                                                                            -----------------------------

Single Family Housing Revenue Bonds
Minnesota State Housing Finance Agency
 Single Family Housing Series
   1992-C2 6.15% 7/1/23 (AMT)                                       920,000                      922,585
Minnesota State Housing Finance Agency
 Single Family Mortgage
   Series B 5.35% 1/1/33 (AMT)                                    1,145,000                    1,157,802
Minnesota State Housing Finance Agency
 Single Family Mortgage
   Series J 5.90% 7/1/28 (AMT)                                      670,000                      689,825
                                                                            -----------------------------
                                                                                               2,770,212
                                                                            -----------------------------
State General Obligation Bonds
Minnesota State 5.00% 8/1/21                                      3,875,000                    4,069,951
&Minnesota State, Inverse Floater ROLs
   7.824% 11/1/17                                                   570,000                      631,936
                                                                            -----------------------------
                                                                                               4,701,887
                                                                            -----------------------------
Tax Increment / Special Assessment Bonds
Moorhead Economic Development Authority
 Tax Increment Series A
   5.25% 2/1/25 (MBIA)                                              500,000                      529,535
                                                                            -----------------------------
                                                                                                 529,535
                                                                            -----------------------------

Territorial General Obligation Bonds
Puerto Rico Commonwealth Public Improvement
   Series A 5.50% 7/1/19 (MBIA)                                   1,000,000                    1,151,650
University Virgin Islands
   Series A 5.375% 6/1/34                                                 0                            0
                                                                            -----------------------------
                                                                                               1,151,650
                                                                            -----------------------------

Territorial Revenue Bonds
Puerto Rico Public Buildings Authority
 Guaranteed Government Facilities Revenue
   Series D (Unrefunded Portion) 5.25% 7/1/27                             0                            0
Virgin Islands Public Finance Authority
   5.25% 10/1/23                                                    500,000                      525,375
                                                                            -----------------------------
                                                                                                 525,375
                                                                            -----------------------------
Total Municipal Bonds                                                                        160,848,783

Short Term Investments
oVariable Rate Demand Notes
   City of St. Cloud 2.18% 2/1/16                                         0                            0
Midwest Consortium of Municipal Utilites
   Series A 2.28% 1/1/25                                            250,000                      250,000
Minneapolis Block E Buildings
   Series A 2.13% 3/1/27                                          1,250,000                    1,250,000
Minneapolis Library 2.13% 12/1/32                                   700,000                      700,000
Minneapolis Multifamily Housing Revenue
 (Seven Corners Apartments Project)
   2.23% 11/1/31                                                    300,000                      300,000
Minnesota State Higher Education Facilities
 Authority (Carleton College)
   Series 5-G 2.13% 11/1/29                                         900,000                      900,000
                                                                            -----------------------------
Total Short Term Investments                                                                   3,400,000
                                                                            -----------------------------

                                                                            -----------------------------
Total Investments at Market                                                                $ 164,248,783
                                                                            -----------------------------

Total Investments at Cost                                                                  $ 157,846,585
                                                                            -----------------------------

-----------------------------------------------------------------------------------

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
VA - Insured by the Veterans Administration

§  Pre-Refunded  Bonds are municipals that are generally  backed or secured by
     U.S.  Treasury  bonds.  For  Pre-Refunded  Bonds,  the stated  maturity  is followed by the year in which the bond is pre-refunded.

&    An  inverse  floater  bond is a type  of bond  with  variable  or  floating interest rates that move in the opposite  direction of short-term  interest rates. Interest rate disclosed is in effect as of March 31, 2005.

o    Variable rate notes. The interest shown is the rate as of March 31, 2005.

A    No adjustments  are shown to the unaudited pro forma combined  portfolio of investments  due to the fact that upon  completion of the  acquisition,  no securities  would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and  restrictions.  However, the  foregoing  sentence  shall not  restrict in any way the ability of the investment advisor of any of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

See Pro Forma Notes to Financial Statements
===========================================================================================================

Delaware Investments Minnesota Municipal Income Fund II, Inc.
Pro Forma Portfolio of Investments(A)
As of March 31, 2005
(Unaudited)

                                                                  Delaware Investments Minnesota
                                                                  Municipal Income Fund II, Inc.
                                                                        Pro Forma Combined
                                                                    Par                   Market Value
                                               ---------------------------------------------------------------

Municipal Bonds
Airport Revenue Bonds
Minneapolis/St. Paul Metropolitan Airports
 Commission Revenue Series A
   5.25% 1/1/16 (MBIA)                                               $1,000,000                    $1,078,730
   5.00% 1/1/22 (MBIA)                                                2,000,000                     2,082,620
   5.125% 1/1/25 (FGIC)                                                 900,000                       928,557
   5.00% 1/1/28 (MBIA)                                                2,120,000                     2,189,261
   5.00% 1/1/30 (AMBAC)                                               2,200,000                     2,230,448
Minneapolis/St. Paul Metropolitan Airports
 Commission Revenue Series B
  5.25% 1/1/24 (FGIC) (AMT)                                           1,000,000                     1,030,150
Minneapolis/St. Paul Metropolitan Airports
 Commission  Revenue Series C
  5.25% 1/1/32 (FGIC)                                                 3,500,000                     3,652,705
                                                                                ------------------------------
                                                                                                   13,192,471
                                                                                ------------------------------

City General Obligation Bonds
Metropolitan Council Minnesota (Minneapolis/
 St. Paul Metropolitan Area)
  Series C 5.00% 2/1/22                                                 500,000                       521,950
Moorhead Series B 5.00% 2/1/33 (MBIA)                                 3,250,000                     3,370,770
Willmar (Rice Memorial Hospital Project)
  5.00% 2/1/32 (FSA)                                                  1,500,000                     1,549,455
                                                                                 ------------------------------
                                                                                                    5,442,175
                                                                                ------------------------------

Continuing Care/Retirement Revenue Bonds
Minneapolis Health Care Facility Revenue
 (Jones-Harrison Residence Project)
  6.00% 10/1/27                                                       1,565,000                     1,489,285
Minnesota Agriculture & Economic Development
 Board Revenue
  (Benedictine Health Systems) 5.75% 2/1/29                             600,000                       585,060
Moorhead Economic Development Authority
 Multifamily Revenue
  (Eventide Lutheran Home Project)
   Series B 6.00% 6/1/18                                              1,000,000                     1,000,730
St. Paul Housing & Redevelopment Authority
 Revenue
  (Franciscan Health Project)
   5.40% 11/20/42 (GNMA)(FHA)                                         1,820,000                     1,897,405
                                                                                ------------------------------
                                                                                                    4,972,480
                                                                                ------------------------------

Corporate Backed Revenue Bonds
Burnsville Commonwealth Development
 (Holiday Inn Project) 5.90% 4/1/08                                   1,430,000                     1,415,228
Cloquet Pollution Control Revenue (Potlatch
 Corporation Project) 5.90% 10/1/26                                   5,500,000                     5,543,120
Minneapolis Community Development Agency
 Supported Development
  Revenue (Pajor Graphics) Series 1
   (LOC US Bank NA) 6.75% 12/1/25 (AMT)                                 865,000                       924,382
                                                                                ------------------------------
                                                                                                    7,882,730
                                                                                ------------------------------

Escrowed to Maturity Bonds
Dakota/Washington Counties Housing &
 Redevelopment Authority Bloomington
  Single Family Residential Mortgage
   Revenue 8.375% 9/1/21 (GNMA) (FHA) (AMT)                           5,500,000                     7,998,705
St. Paul Housing & Redevelopment Authority
 Sales Tax (Civic Center Project)
   5.55% 11/1/23                                                      2,300,000                     2,329,624
   5.55% 11/1/23 (MBIA)                                               4,200,000                     4,254,096
University of Minnesota Hospital & Clinics
 6.75% 12/1/16                                                        2,580,000                     3,122,393
Western Minnesota Municipal Power Agency
 6.625% 1/1/16                                                        1,535,000                     1,801,583
                                                                                ------------------------------
                                                                                                   19,506,401
                                                                                ------------------------------

Higher Education Revenue Bonds
Minnesota State Higher Education
 Facilities Authority
  (College of St. Benedict)
    Series 5-W 5.00% 3/1/20                                           1,000,000                     1,025,250
  (College of St. Benedict)
    Series 5-W 5.25% 3/1/24                                             300,000                       309,888
  (St. Catherine College)
    Series 5-N1 5.375% 10/1/32                                        1,500,000                     1,561,935
  (St. Mary's University)
    Series 5-U 4.80% 10/1/23                                          1,400,000                     1,400,490
  (St.Thomas University)
    Series 4-A1 5.625% 10/1/21                                        2,010,000                     2,076,511
  (St. Thomas University)
    Series 5-Y 5.25% 10/1/34                                          1,500,000                     1,563,795
St. Cloud Housing & Redevelopment Authority
 Revenue
  (State University Foundation Project)
    5.00% 5/1/23                                                      1,000,000                     1,035,830
University of Minnesota
    Series A 5.50% 7/1/21                                             3,000,000                     3,419,520
                                                                                ------------------------------
                                                                                                   12,393,219
                                                                                ------------------------------

Hospital Revenue Bonds
Bemidji Hospital Facilities Revenue
  (North County Health Services)
   5.00% 9/1/24 (RADIAN)                                                500,000                       513,695
Duluth Economic Development Authority
 Health Care Facilities Revenue
  (Benedictine Health System -
    St. Mary's Hospital) 5.25% 2/15/33                                6,000,000                     6,091,020
Minneapolis Health Care System Revenue
 (Allina Health Systems)
   Series A 5.75% 11/15/32                                            2,100,000                     2,222,682
Minneapolis Health Care System Revenue
 (Fairview Health Services)
   Series A 5.625% 5/15/32                                            2,750,000                     2,898,308
Minnesota Agricultural & Economic
 Development  Health Care System
  (Fairview Hospital)
   Series A 6.375% 11/15/29                                           4,550,000                     4,947,123
Minnesota Agricultural & Economic
 Development Health Care System
  (Fairview Hospital)
   Series 97A 5.75% 11/15/26 (MBIA)                                   5,550,000                     5,956,703
Rochester Health Care Facilities Revenue
  (Mayo Foundation)
   Series B 5.50% 11/15/27                                            4,365,000                     4,632,094
Shakopee Health Care Facilities Revenue
  (St. Francis Regional Medical Center)
   5.25% 9/1/34                                                         310,000                       313,199
St. Louis Park Health Care Facilities
 Revenue (Park Nicollet Health Services)
   Series B 5.25% 7/1/30                                              1,250,000                     1,270,038
St. Paul Housing & Redevelopment Authority
 Health Care Facilities Revenue
  (Regions Hospital Project) 5.30% 5/15/28                              300,000                       301,668
Waconia Health Care Facilities Revenue
  (Ridgeview Medical Center Project)
   Series A 6.10% 1/1/19 (RADIAN)                                     1,405,000                     1,534,246
                                                                                ------------------------------
                                                                                                   30,680,776
                                                                                ------------------------------

Miscellaneous Revenue Bonds
Minneapolis Art Center Facilities Revenue
  (Walker Art Center Project)
   5.125% 7/1/21                                                      2,650,000                     2,757,617
Minneapolis Community Development Agency
  (Supported Development Revenue Limited
    Tax Common Bond Fund)
   Series G1 5.70% 12/1/19                                            1,100,000                     1,225,444
Minneapolis Community Development Agency
  (Supported Development Revenue Limited
    Tax Common Bond Fund)
   Series 5 5.70% 12/1/27                                               375,000                       381,795
                                                                                ------------------------------
                                                                                                    4,364,856
                                                                                ------------------------------

Multifamily Housing Revenue Bonds
Chanhassen Multifamily Housing Revenue
  (Heritage Park Project-Section 8)
   6.20% 7/1/30 (FHA) (AMT)                                           1,105,000                     1,141,454
Harmony Multifamily Housing Revenue
 Refunding Section 8
  (Zedakah Foundation Project)
   Series A 5.95% 9/1/20                                              1,000,000                       847,950
Minneapolis Multifamily Housing Revenue
  (Gaar Scott Loft Project)
   5.95% 5/1/30 (AMT)                                                   975,000                     1,029,785
Minneapolis Multifamily Housing Revenue
  (Olson Townhomes Project)
   6.00% 12/1/19 (AMT)                                                  965,000                       943,307
Minneapolis Multifamily Housing Revenue
  (Seward Towers Project)
   5.00% 5/20/36 (GNMA)                                               1,000,000                     1,009,290
Minneapolis Multifamily Housing Revenue
  (Sumner Housing Project)
   Series A 5.15% 2/20/45 (GNMA) (AMT)                                3,575,000                     3,586,868
Minnesota State Housing Finance Agency
   Series A 5.00% 2/1/35 (AMT)                                        1,000,000                       983,930
Minnesota State Housing Finance Agency
   Series D 5.95% 2/1/18 (MBIA)                                         155,000                       158,257
Southeastern Minnesota Multi County Housing
 & Redevelopment Authority
  (Winona County) 5.35% 1/1/28                                          870,000                       875,725
Stillwater Multifamily Housing Revenue
  (Stillwater Cottages Project)
  (Orleans Homes Number One)
   7.25% 11/1/27 (AMT)                                                1,540,000                     1,490,951
                                                                                ------------------------------
                                                                                                   12,067,517
                                                                                ------------------------------

Municipal Lease Revenue Bonds
Andover Economic Development Authority
 Public Facilities Lease
  Revenue (Andover Community Center)
   5.125% 2/1/24                                                        500,000                       508,850
Andover Economic Development Authority
 Public Facilities Lease Revenue
  (Andover Community Center) 5.20% 2/1/29                             1,000,000                     1,018,000
Minneapolis Development Revenue
  (Limited Tax Supported Common Bond Fund)
   5.50% 12/1/24 (AMT)                                                1,000,000                     1,043,730
St. Paul Port Authority Lease Revenue
  (Cedar Street Office Building Project)
   5.00% 12/1/22                                                      2,385,000                     2,483,429
   5.125% 12/1/27                                                       500,000                       522,445
   5.25% 12/1/27                                                      3,650,000                     3,845,932
St. Paul Port Authority Lease Revenue
  (Robert Street Office Building Project)
   5.00% 12/1/27                                                      3,045,000                     3,160,619
St. Paul Port Authority Lease Revenue
  (Robert Street Office Building Project)
   Series 9 5.25% 12/1/27                                             2,000,000                     2,115,360
                                                                                ------------------------------
                                                                                                   14,698,365
                                                                                ------------------------------

Parking Revenue Bonds
St. Paul Housing & Redevelopment Authority
 Parking Revenue
  (Block 19 Ramp Project)
   Series A 5.35% 8/1/29 (FSA)                                        2,700,000                     2,873,908
                                                                                ------------------------------
                                                                                                    2,873,908
                                                                                ------------------------------

Political Subdivision General Obligation
Bonds
Hennepin County Series B 5.00% 12/1/18                                1,000,000                     1,058,150
Hennepin Regional Railroad Authority
   5.00% 12/1/26                                                      3,500,000                     3,599,680
Metropolitan Council Waste Water Treatment
   Series B 5.00% 12/1/21                                             2,000,000                     2,118,600
Minneapolis Sports Arena Project
   5.125% 10/1/20                                                       750,000                       782,033
Washington County Housing & Redevelopment
 Authority Series B
   5.50% 2/1/22 (MBIA)                                                  850,000                       904,349
   5.50% 2/1/32 (MBIA)                                                1,140,000                     1,206,690
                                                                                ------------------------------
                                                                                                    9,669,502
                                                                                ------------------------------

§Pre-Refunded Bonds
Esko Independent School District #99
   5.65% 4/1/12-05 (FSA)                                                550,000                       550,000
Esko Independent School District #99
   5.75% 4/1/17-05 (FSA)                                              1,645,000                     1,645,000
Hawley Independent School District #150
   Series A 5.75% 2/1/17-06 (FSA)                                     1,000,000                     1,025,020
Minneapolis/St. Paul Housing & Redevelopment
 Authority Health Care Systems
  (Children's Health Care)
   Series A 5.50% 8/15/25-05 (FSA)                                    1,400,000                     1,444,114
Minnesota Public Facilities Authority
 Water Pollution Control Revenue
  Series B 5.40% 3/1/15                                               2,200,000                     2,256,452
Puerto Rico Commonwealth Public Improvement
  Series A 5.00% 7/1/27-12                                            1,250,000                     1,356,163
Puerto Rico Electric Power Authority Power
 Revenue
  Series Z 5.25% 7/1/21                                               1,500,000                     1,511,100
Puerto Rico Highway & Transportation
 Authority Revenue
  Series Y
  5.50% 7/1/26-06                                                     2,000,000                     2,100,480
Puerto Rico Public Buildings Authority
  Series D 5.25% 7/1/27-12                                              625,000                       678,006
Rosemount Independent School District #196
  Series A 5.70% 4/1/12-06                                            1,270,000                     1,307,148
Southern Minnesota Municipal Power Agency
 Supply Revenue
  Series A 5.75% 1/1/18-05                                            3,715,000                     3,996,337
                                                                                ------------------------------
                                                                                                   17,869,820
                                                                                ------------------------------

Public Power Revenue Bonds
Minnesota State Municipal Power Agency
  Series A
   5.00% 10/1/34                                                      6,500,000                     6,608,160
   5.25% 10/1/19                                                        500,000                       533,110
Rochester Electric Utility Revenue
   5.25% 12/1/30 (AMBAC)                                                450,000                       473,976
&Southern Minnesota Municipal Power Agency
 Supply System Revenue, Inverse Floater ROLs
   Series II-R-189-3 8.096% 1/1/14 (AMBAC)                            4,500,000                     5,403,374
&Southern Minnesota Municipal Power Agency
 Supply System Revenue, Inverse Floater ROLs
   Series II-R-189 8.096% 1/1/15 (AMBAC)                              1,500,000                     1,821,840
Southern Minnesota Municipal Power Agency
 Supply System Revenue
   Series A
   5.00% 1/1/13 (MBIA)                                                  500,000                       540,445
   5.25% 1/1/15 (AMBAC)                                                 700,000                       775,096
   5.25% 1/1/16 (AMBAC)                                                 500,000                       552,990
Western Minnesota Municipal Power Agency
   Series A 5.00% 1/1/30 (MBIA)                                       1,100,000                     1,137,389
Western Minnesota Municipal Power Agency
   Series B 5.00% 1/1/15 (MBIA)                                         600,000                       648,768
                                                                                ------------------------------
                                                                                                   18,495,148
                                                                                ------------------------------

School District General Obligation Bonds
Centennial Independent School
 District #012 Series A 5.00% 2/1/20 (FSA)                              400,000                       418,404
Elk River Independent School
 District #728 5.00% 2/1/16 (FGIC)                                    1,500,000                     1,615,200
Farmington Independent School
 District #192 5.00% 2/1/23 (FSA)                                     1,080,000                     1,124,032
Farmington Independent School
 District #192 Series B 5.00% 2/1/27 (FSA)                            1,500,000                     1,564,425
Lakeville Independent School
 District #194 Series A 4.75% 2/1/22 (FSA)                            1,500,000                     1,533,885
Minneapolis Special School
 District #001 5.00% 2/1/19 (FSA)                                     1,000,000                     1,056,640
Morris Independent School
 District #769 5.00% 2/1/28 (MBIA)                                    2,750,000                     2,848,037
Mounds View Independent School
 District #621 5.00% 2/1/23 (FSA)                                     1,000,000                     1,043,040
Princeton Independent School
 District #477 Series A 5.00% 2/1/24 (FSA)                            1,000,000                     1,049,450
St. Michael Independent School
 District #885
   5.00% 2/1/22 (FSA)                                                 1,500,000                     1,558,995
   5.00% 2/1/24 (FSA)                                                   725,000                       748,664
                                                                                ------------------------------
                                                                                                   14,560,772
                                                                                ------------------------------

Single Family Housing Revenue Bonds
Minnesota State Housing Finance Agency
 Single Family Housing Series
   1992-C2 6.15% 7/1/23 (AMT)                                         1,560,000                     1,569,740
Minnesota State Housing Finance Agency
 Single Family Mortgage
   Series B 5.35% 1/1/33 (AMT)                                        1,145,000                     1,157,802
Minnesota State Housing Finance Agency
 Single Family Mortgage
   Series J 5.90% 7/1/28 (AMT)                                          670,000                       689,825
                                                                                ------------------------------
                                                                                                    3,417,367
                                                                                ------------------------------
State General Obligation Bonds
Minnesota State 5.00% 8/1/21                                          3,875,000                     4,069,951
&Minnesota State, Inverse Floater ROLs
   7.824% 11/1/17                                                       570,000                       631,936
                                                                                ------------------------------
                                                                                                    4,701,887
                                                                                ------------------------------
Tax Increment / Special Assessment Bonds
Moorhead Economic Development Authority
 Tax Increment Series A
   5.25% 2/1/25 (MBIA)                                                  500,000                       529,535
                                                                                ------------------------------
                                                                                                      529,535
                                                                                ------------------------------

Territorial General Obligation Bonds
Puerto Rico Commonwealth Public Improvement
   Series A 5.50% 7/1/19 (MBIA)                                       1,000,000                     1,151,650
University Virgin Islands
   Series A 5.375% 6/1/34                                               500,000                       520,070
                                                                                ------------------------------
                                                                                                    1,671,720
                                                                                ------------------------------

Territorial Revenue Bonds
Puerto Rico Public Buildings Authority
 Guaranteed Government Facilities Revenue
   Series D (Unrefunded Portion) 5.25% 7/1/27                           530,000                       554,990
Virgin Islands Public Finance Authority
   5.25% 10/1/23                                                        500,000                       525,375
                                                                                ------------------------------
                                                                                                    1,080,365
                                                                                ------------------------------
Total Municipal Bonds                                                                             200,071,014

Short Term Investments
o Variable Rate Demand Notes
   City of St. Cloud 2.18% 2/1/16                                       550,000                       550,000
Midwest Consortium of Municipal Utilites
   Series A 2.28% 1/1/25                                                250,000                       250,000
Minneapolis Block E Buildings
   Series A 2.13% 3/1/27                                              1,250,000                     1,250,000
Minneapolis Library 2.13% 12/1/32                                       700,000                       700,000
Minneapolis Multifamily Housing Revenue
 (Seven Corners Apartments Project)
   2.23% 11/1/31                                                        300,000                       300,000
Minnesota State Higher Education Facilities
 Authority (Carleton College)
   Series 5-G 2.13% 11/1/29                                             900,000                       900,000
                                                                                ------------------------------
Total Short Term Investments                                                                        3,950,000
                                                                                ------------------------------

                                                                                ------------------------------
Total Investments at Market                                                                     $ 204,021,014
                                                                                ------------------------------

Total Investments at Cost                                                                       $ 195,974,675

Total Market Value                                                                             204,021,014.00
                                                                                ------------------------------

-----------------------------------------------------------------------------------

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
VA - Insured by the Veterans Administration

§  Pre-Refunded  Bonds are municipals that are generally  backed or secured by
     U.S.  Treasury  bonds.  For  Pre-Refunded  Bonds,  the stated  maturity  is followed by the year in which the bond is pre-refunded.

&    An  inverse  floater  bond is a type  of bond  with  variable  or  floating interest rates that move in the opposite  direction of short-term  interest rates. Interest rate disclosed is in effect as of March 31, 2005.

o    Variable rate notes. The interest shown is the rate as of March 31, 2005.

A    No adjustments  are shown to the unaudited pro forma combined  portfolio of investments  due to the fact that upon  completion of the  acquisition,  no securities  would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and  restrictions.  However, the  foregoing  sentence  shall not  restrict in any way the ability of the investment advisor of any of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

See Pro Forma Notes to Financial Statements

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Statement of Assets and Liabilities
As of March 31, 2005
(Unaudited)

                                                          Delaware Investments
                                                Minnesota Municipal Income Fund III, Inc.
                                               -----------------------------------------------
Assets

Investments, at market value                                                   $ 39,772,231
Cash                                                                              1,469,634
Receivable for securities sold                                                        5,067
Interest receivable                                                                 623,454
                                               ---------------------------------------------
         Total Assets                                                            41,870,386
                                               ---------------------------------------------

Liabilities

Accrued expenses and other liabilities                                              106,822
Acquisition costs payable                                                                 -
Payable for securities purchased                                                  1,043,819
                                               ---------------------------------------------
         Total Liabilities                                                        1,150,641

Liquidation Value of Preferred Stock                                             15,000,000
                                               ---------------------------------------------
Net Assets                                                                     $ 25,719,745
                                               =============================================

Investment at Cost                                                             $ 38,128,090

Analysis of Net Assets

Accumulated paid in capital                                                    $ 23,648,910
Undistributed net investment income
  (Distribution in excess of net investment
    income)                                                                         522,026
Accumulated net realized loss on investments                                        (95,332)
Unrealized appreciation of investments                                            1,644,141
                                               ---------------------------------------------
Net Assets                                                                     $ 25,719,745
                                               =============================================

Net Assets                                                                     $ 25,719,745

Outstanding Common Shares                                                         1,837,200

Net asset value per common share:                                                    $14.00

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Statement of Assets and Liabilities
As of March 31, 2005
(Unaudited)

                                                           Delaware Investments                        Pro Forma
                                                 Minnesota Municipal Income Fund II, Inc.             Adjustments
                                               -----------------------------------------------   -----------------------
Assets

Investments, at market value                                                    $ 164,248,783                       $ -
Cash                                                                                  621,277                  (106,822)/A/
Receivable for securities sold                                                      2,451,314                         -
Interest receivable                                                                 2,525,220                         -
                                               -----------------------------------------------   -----------------------
         Total Assets                                                             169,846,594                  (106,822)
                                               -----------------------------------------------   -----------------------

Liabilities

Accrued expenses and other liabilities                                                326,746                  (106,822)/A/
Acquisition costs payable                                                                   -                   150,000 /A/,/B/
Payable for securities purchased                                                    1,561,973                         -
                                               -----------------------------------------------   -----------------------
         Total Liabilities                                                          1,888,719                    43,178

Liquidation Value of Preferred Stock                                               60,000,000                         -
                                               -----------------------------------------------   -----------------------
Net Assets                                                                      $ 107,957,875                $ (150,000)
                                               ===============================================   =======================

Investment at Cost                                                              $ 157,846,585                       $ -

Analysis of Net Assets

Accumulated paid in capital                                                      $ 99,710,000                       $ -
Undistributed net investment income
  (Distribution in excess of net investment
    income)                                                                         2,250,617                  (150,000)/A/,/B/
Accumulated net realized loss on investments                                         (404,940)                        -
Unrealized appreciation of investments                                              6,402,198                         -
                                               -----------------------------------------------   -----------------------
Net Assets                                                                      $ 107,957,875                $ (150,000)
                                               ===============================================   =======================

Net Assets                                                                      $ 107,957,875                $ (150,000)

Outstanding Common Shares                                                           7,252,200                  (113,299)

Net asset value per common share:                                                      $14.89

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Statement of Assets and Liabilities
As of March 31, 2005
(Unaudited)                                                Delaware Investments
                                                 Minnesota Municipal Income Fund II, Inc.
                                                                Pro Forma
                                                                Combined
                                               ----------------------------------------------
Assets

Investments, at market value                                                   $ 204,021,014
Cash                                                                               1,984,089
Receivable for securities sold                                                     2,456,381
Interest receivable                                                                3,148,674
                                               ----------------------------------------------
         Total Assets                                                            211,610,158
                                               ----------------------------------------------

Liabilities

Accrued expenses and other liabilities                                               326,746
Acquisition costs payable                                                            150,000
Payable for securities purchased                                                   2,605,792
                                               ----------------------------------------------
         Total Liabilities                                                         3,082,538

Liquidation Value of Preferred Stock                                              75,000,000
                                               ----------------------------------------------
Net Assets                                                                     $ 133,527,620
                                               ==============================================

Investment at Cost                                                             $ 195,974,675

Analysis of Net Assets

Accumulated paid in capital                                                    $ 123,358,910
Undistributed net investment income
  (Distribution in excess of net investment
    income)                                                                        2,622,643
Accumulated net realized loss on investments                                        (500,272)
Unrealized appreciation of investments                                             8,046,339
                                               ----------------------------------------------
Net Assets                                                                     $ 133,527,620
                                               ==============================================

Net Assets                                                                     $ 133,527,620

Outstanding Common Shares                                                          8,976,101

Net asset value per common share:                                                     $14.88/C/

/A/  Under the Plan, Delaware  Investments  Minnesota Municipal Income Fund III,
     Inc.  will  deliver to  Minnesota  Municipal  Income  Fund II,  Inc. at the
     Closing all of its existing  assets except for cash,  bank deposits or cash equivalent  securities  in an estimated  amount  necessary  to: (i) pay the costs and expenses of carrying out the Plan, which costs and expenses shall be  established  on its books as liability  reserves;  (ii)  discharge  its unpaid  liabilities  on its books at the Closing  Date;  and (iii) pay such contingent  liabilities  as its Board of Directors  or its  officers  shall reasonably deem to exist, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on its books.

/B/  Adjustments reflect the costs of carrying out the Plan, which are estimated to be approximately $300,000, of which $75,000 will be borne by each Fund.

/C/  As a result  of the  expenses  of the  Acquisition  borne by each  Fund and rounding  certain  calculations,  the net  asset  value  per  share  of the
     Acquiring Fund Common Shares after the  Acquisition,  as shown in the table above,  is $0.01  less than the net asset per share of the  Acquiring  Fund
     Common Shares before the Acquisition.  At the Closing,  holders of Acquired
     Fund Common Shares will receive Acquiring Fund Common Shares that will have an aggregate  net asset value equal to the aggregate net asset value of the
     Acquired Fund Common Shares previously held by such shareholders.

See Pro Forma Notes to Financial Statements

=================================

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Statement of Operations
For the Twelve Months Ended March 31, 2005
(Unaudited)

                                                         Delaware Investments                     Delaware Investments
                                                    Minnesota Municipal Income Fund III   Minnesota Municipal Income Fund II, Inc.
                                                    -----------------------------------    ----------------------------------

Investment Income
     Interest income                                                        $ 2,110,341                          $ 8,517,640
                                                        --------------------------------   ----------------------------------

Expenses
     Management fees                                                            163,520                              674,164
     Accounting and administration expenses                                      60,500                               85,000
     Remarketing agent fees                                                      37,070                              150,815
     Dividend disbursing and transfer agent fees
        and expenses                                                             21,842                               58,423
     Legal and professional fees                                                 32,198                               47,348
     Rating agency fees                                                           9,417                                6,416
     Reports and statements to shareholders                                       7,868                               22,481
     Taxes (other than taxes on income)                                           3,760                               17,237
     Directors' fees                                                              3,915                                7,953
     Pricing fees                                                                 2,192                                5,973
     Custodian fees                                                               1,728                                4,888
     Stock exchange fees                                                          1,595                                6,282
     Other                                                                        1,444                                2,988
                                                        --------------------------------   ----------------------------------
                                                                                347,049                            1,089,968
     Less expenses paid indirectly                                               (1,712)                              (4,763)
                                                        --------------------------------   ----------------------------------
     Total expenses                                                             345,337                            1,085,205
                                                        --------------------------------   ----------------------------------

Net Investment Income                                                         1,765,004                            7,432,435
                                                        --------------------------------   ----------------------------------

Net Realized and Unrealized Gain/(Loss) on Investments:
     Net realized gain (loss) on investments                                    114,703                              257,523
     Change in unrealized appreciation/(depreciation)
          of investments                                                       (762,302)                          (2,017,417)
                                                        --------------------------------   ----------------------------------
Net Realized and Unrealized Loss on Investments                                (647,599)                          (1,759,894)

Dividends on Preferred Stock                                                   (235,128)                            (927,702)
                                                        --------------------------------   ----------------------------------
Change in Net Assets Resulting from Operations                                $ 882,277                          $ 4,744,839
                                                        ================================   ==================================

============================
Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Statement of Operations
For the Twelve Months Ended March 31, 2005
(Unaudited)                                                                 Delaware Investments
                                                                   Minnesota Municipal Income Fund II, Inc.
                                                        Pro Forma               Pro Forma
                                                        Adjustments              Combined
                                                        ------------   ---------------------------------

Investment Income
     Interest income                                           $ -                        $ 10,627,981
                                                        -----------   ---------------------------------

Expenses
     Management fees                                                                           837,684
     Accounting and administration expenses                (40,814)/A/                         104,686
     Remarketing agent fees                                                                    187,885
     Dividend disbursing and transfer agent fees
        and expenses                                       (13,500)/A/                          66,765
     Legal and professional fees                           (28,984)/A/                          50,562
     Rating agency fees                                     (6,000)/A/                           9,833
     Reports and statements to shareholders                 (3,000)/A/                          27,349
     Taxes (other than taxes on income)                                                         20,997
     Directors' fees                                                                            11,868
     Pricing fees                                           (2,192)/A/                           5,973
     Custodian fees                                           (705)/A/                           5,911
     Stock exchange fees                                                                         7,877
     Other                                                                                       4,432
                                                        -----------   ---------------------------------
                                                           (95,195)                          1,341,822
     Less expenses paid indirectly                             705/A/                           (5,770)
                                                        -----------   ---------------------------------
     Total expenses                                        (94,490)                          1,336,052
                                                        -----------   ---------------------------------

Net Investment Income                                       94,490                           9,291,929
                                                        -----------   ---------------------------------

Net Realized and Unrealized Gain/(Loss) on Investments:
     Net realized gain (loss) on investments                     -                             372,226
     Change in unrealized appreciation/(depreciation)
          of investments                                         -                          (2,779,719)
                                                        -----------   ---------------------------------
Net Realized and Unrealized Loss on Investments                  -                          (2,407,493)

Dividends on Preferred Stock                                                                (1,162,830)
                                                        -----------   ---------------------------------
Change in Net Assets Resulting from Operations            $ 94,490                         $ 5,721,606
                                                        ===========   =================================

/A/  Adjustment to reflect appropriate expense levels by merging the funds.

See Pro Forma Notes to Financial Statements

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Annual Fund Operating  Expenses (as a percentage of net assets  attributable  to
Common Shares)
As of March 31, 2005
(Unaudited)

                                                                                 Delaware Investments
                               Delaware Investments     Delaware Investments     Minnesota Municipal
                               Minnesota Municipal      Minnesota Municipal      Income Fund II, Inc.
                               Income Fund III, Inc.    Income Fund II, Inc.     Pro Forma Combined
                              -----------------------  -----------------------  ----------------------

Management fees                       0.63%                     0.62%                 0.62%

Dividends to Preferred Shares         0.90%                     0.86%                 0.86%

Other expenses                        0.70%                     0.38%                 0.37%
                              -----------------------  -----------------------  ----------------------

Total fund operating
expenses                              2.23%                     1.86%                 1.85%
                              -----------------------  -----------------------  ----------------------

Delaware Investments Minnesota Municipal Income Fund II, Inc.
Pro Forma Notes to Financial Statements
March 31, 2005 (Unaudited)

Delaware  Investments  Minnesota  Municipal Income Fund II, Inc. (the "Fund") is
organized  as a  Minnesota  corporation.  The Fund is a  diversified  closed-end management  investment  company  under the  Investment  Company Act of 1940,  as amended.  The Fund's common  shares trade on the American  Stock  Exchange.  The
Fund's preferred shares are traded privately through a remarketing agent.

The  investment  objective of the Fund is to provide  current income exempt from both  regular  federal  income tax and  Minnesota  state  personal  income  tax, consistent  with the  preservation  of  capital.  The Fund seeks to achieve  its investment  objective by investing  substantially  all (in excess of 80%) of its net assets in investment grade, tax-exempt Minnesota municipal obligations.

1.   Basis of Pro forma Presentation
The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Delaware  Investments  Minnesota Municipal Income
Fund III, Inc. by the Fund, as if such  acquisition  had taken place as of April
1, 2004.

Under the terms of the Agreement and Plan of  Acquisition,  the  combination  of
Delaware Investments Minnesota Municipal Income Fund III, Inc. and the Fund will be accounted  for by a method of accounting  for tax-free  mergers of investment
companies.   The  acquisition   would  be  accomplished  by  an  acquisition  of
substantially  all of the assets of  Delaware  Investments  Minnesota  Municipal
Income Fund III,  Inc.,  in exchange for common shares of the Fund of equivalent aggregate  net asset value (or,  for  preferred  shares,  for the same number of preferred  shares  having the same  liquidation  preference).  The  statement of assets and  liabilities  and the related  statement  of  operations  of Delaware
Investments  Minnesota  Municipal  Income Fund III,  Inc. and the Fund have been combined as of and for the twelve months ended March 31, 2005.

The  accompanying pro forma financial  statements  should be read in conjunction with the financial statements of Delaware Investments Minnesota Municipal Income
Fund III,  Inc.  and the Fund  included in their  annual  report dated March 31,
2005.

The following notes refer to the accompanying pro forma financial  statements as if the above-mentioned  acquisition of Delaware Investments  Minnesota Municipal
Income Fund III, Inc. and the Fund had taken place as of April 1, 2004.

2.   Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security  Valuation - Long-term  debt  securities  are valued by an  independent pricing  service and such prices are  believed to reflect the fair value of such securities.  Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates  market value. Other securities and assets for which market  quotations are not readily available are valued at fair value as  determined  in good faith under the  direction  of the Fund's Board of
Directors.

Federal  Income  Taxes - The Fund  intends to  continue  to qualify  for federal income tax  purposes as a regulated  investment  company and make the  requisite distributions  to  shareholders.  Accordingly,  no provision for federal  income taxes has been made in the financial statements.

Use of Estimates - The  preparation of financial  statements in conformity  with
U.S.  generally  accepted  accounting  principles  requires  management  to make estimates  and  assumptions  that  affect  the  reported  amounts  of assets and liabilities at the date of the financial  statements and the reported amounts of revenues and expenses during the reporting  period.  Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware  Investments  Family of
Funds  are  allocated  amongst  the funds on the basis of  average  net  assets.
Management fees and some other expenses are paid monthly.  Security transactions are recorded on the date the  securities  are  purchased  or sold (trade  date).
Costs used in  calculating  realized  gains and losses on the sale of investment securities  are  those of the  specific  securities  sold.  Interest  income  is recorded on the accrual basis.  Discounts and premiums are amortized to interest income over the lives of the respective  securities.  The Fund declares and pays dividends from net investment income monthly and declares and pays distributions from net realized gain on investments,  if any, annually.  In addition, in order to satisfy certain distribution  requirements of the Tax Reform Act of 1986, the
Fund may declare  special  year-end  dividend  and capital  gains  distributions during  November or December to  shareholders of record on a date in such month.
Such  distributions,  if received by  shareholders  by January 31, are deemed to have been paid by the Fund and  received by  shareholders  on the earlier of the date paid or December 31 of the prior year.

The Fund  receives  earnings  credits  from its  custodian  when  positive  cash balances are  maintained,  which are used to offset  custody fees.  The earnings credits for the twelve  months ended March 31, 2005 were  approximately  $5,770.
The expense paid under the above arrangement is included in the "custodian fees"
expense  caption on the Statement of Operations with the  corresponding  expense offset shown as "expenses paid indirectly."

3.   Investment  Management,  Administration  Agreements and Other  Transactions
     with Affiliates
In accordance with the terms of its investment  management  agreement,  the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business
Trust and the  investment  manager,  an annual fee of 0.40% which is  calculated daily  based  on the  average  daily  net  assets  of the  Fund,  excluding  the liquidation value of preferred stock that may be outstanding.

The Fund has engaged Delaware Service Company,  Inc. (DSC), an affiliate of DMC, to provide accounting and administration services which are based on average net assets and paid on a monthly basis, subject to certain minimums.

Certain officers of DMC and DSC are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

4.   Capital Stock
Pursuant to the articles of  incorporation,  the Fund has 200 million  shares of
$0.01 par value common shares authorized. The Fund did not repurchase any shares under the Share  Repurchase  Program  during the twelve  months  ended March 31,
2005. Shares issuable under the Fund's dividend  reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

The Fund has one million shares of $0.01 par value Preferred Shares  authorized.
Under  resolutions  adopted by the Board of Directors,  the Fund has issued 600,
600 and 300 Series A, B and D Preferred Shares, respectively. Series A, B, and D
Preferred  Shares  have  substantially   similar  preferences,   voting  powers,
restrictions as to dividends,  qualifications,  liquidation rights and terms and conditions of  redemption.  The preferred  shares of the Fund have a liquidation preference of $50,000 per share plus an amount equal to  accumulated  but unpaid dividends.

Dividends for the outstanding  preferred  shares of the Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the  results  of an  auction.  Dividend  rates  (adjusted  for any capital  gain  distributions)  ranged  from 1% to 2.4%  during the  twelve-month period ended March 31, 2005.

Citigroup  Global  Markets,  Inc.  (formerly  Smith Barney,  Harris Upham & Co.,
Inc.), as the remarketing  agent,  receives an annual fee from the Fund of 0.25%
of the average amount of preferred stock outstanding.

Under  the  1940  Act,  the  Fund  may  not  declare  dividends  or  make  other distributions  on common  shares or purchase  any such shares if, at the time of the  declaration,  distribution or purchase,  asset coverage with respect to the outstanding  preferred  stock  is less  than  200%.  The  preferred  shares  are redeemable  at the  option of the  Fund,  in whole or in part,  on any  dividend payment  date at $50,000  per share plus any  accumulated  but unpaid  dividends whether or not  declared.  The  preferred  shares are also  subject to mandatory redemption  at $50,000  per share  plus any  accumulated  but  unpaid  dividends whether or not declared,  if certain requirements relating to the composition of the  assets  and  liabilities  of the Fund are not  satisfied.  The  holders  of preferred  shares have voting  rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class.  However,  holders of preferred  shares are also entitled to elect two of each  Fund's  Directors.  In  addition,  the 1940 Act  requires  that along with approval by shareholders  that might otherwise be required,  the approval of the holders of a majority of any outstanding  preferred shares, voting separately as a class,  would be required to (a) adopt any plan of  reorganization  that would adversely affect the preferred shares,  and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including,  among other things, changes in the Fund's subclassification as a closed-end investment company or (c) changes in their fundamental investment restrictions.

5.   Credit and Market Risks
The Fund uses leverage in the form of preferred shares. Leveraging may result in a higher  degree of  volatility  because a Fund's Net Asset  Value could be more sensitive to  fluctuations  in short-term  interest  rates and changes in market value of portfolio securities attributable to the leverage.

The Fund  invests  substantially  all of its  assets  in  securities  issued  by
Minnesota  municipalities.  The  value of  these  investments  may be  adversely affected by new legislation within state,  regional or local economic conditions
and  differing   levels  of  supply  and  demand  for  municipal   bonds.   Many
municipalities  insure repayment for their obligations.  Although bond insurance reduces the risk of loss due to default by an issuer,  such bonds remain subject to the risk of loss due to default by an issuer,  such bonds  remain  subject to the risk  that the  market  may  fluctuate  for  other  reasons  and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Portfolio of Investments.

The Fund may invest in inverse floating rate securities ("inverse floaters"),  a type of derivative  tax-exempt  obligation  with  floating or variable  interest rates that move in the opposite direction of short-term interest rates,  usually at an accelerated  speed.  Consequently,  the market values of inverse  floaters will  generally  be  more  volatile  than  other  tax-exempt  investments.  Such securities are denoted on the Portfolio of Investments.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds.  Under  current  federal  tax  laws  and  regulations,  state  and  local government borrowers are permitted to refinance outstanding bonds by issuing new bonds.  The issuer  refinances the  outstanding  debt to either reduce  interest costs or to remove or alter  restrictive  covenants  imposed by the bonds  being refinanced.  A refunding  transaction  where the municipal  securities are being refunded  within 90 days or less from the  issuance  of the  refunding  issue is known as a "current  refunding." "Advance refunded bonds" are bonds in which the refunded  bond issue  remains  outstanding  for more than 90 days  following the issuance of the refunding  issue. In an advance  refunding,  the issuer will use the proceeds of a new bond issue to purchase  high grade  interest  bearing debt securities which are then deposited in an irrevocable  escrow account held by an escrow agent to secure all future  payments of  principal  and interest and bond premium of the advance  refunded bond. Bonds are "escrowed to maturity" when the proceeds  of  the  refunding  issue  are  deposited  in an  escrow  account  for investment  sufficient  to pay all of the principal and interest on the original interest payment and maturity dates.  Bonds are considered  "pre-refunded"  when the refunding  issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at that time, including  any required  premium.  Bonds become  "defeased"  when the rights and interests  of the  bondholders  and their lien on the pledged  revenues or other security  under  the  terms  of  the  bond  contract  are  substituted  with  an alternative  source of  revenues  (the  escrow  securities)  sufficient  to meet payments  of  principal  and  interest  to  maturity or to the first call dates.
Escrowed  secured bonds will often  receive a rating of "AAA" or the  equivalent from Moody's,  S&P and/or Fitch due to the strong  credit  quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in  illiquid  securities,  which may include  securities  with  contractual  restrictions  on resale,  securities exempt  from  registration  under Rule 144A of the  Securities  Act of 1933,  as amended, and other securities which may not be readily marketable.  The relative illiquidity of these  securities may impair the Fund from disposing of them in a timely  manner and at a fair price when it is  necessary  or desirable to do so.
Such securities are denoted on the Portfolio of Investments.

6.   Contractual Obligations
The Fund enters into  contracts in the normal  course of business that contain a
variety  of   indemnifications.   The  Fund's   maximum   exposure  under  these
arrangements  is unknown.  However,  the Fund has not had prior claims or losses pursuant  to these  contracts.  Management  has  reviewed  the  Fund's  existing contracts and expects the risk of loss to be remote.

Delaware Investments Minnesota Municipal Income Fund II, Inc.
Pro Forma Portfolio of Investments(A)
As of March 31, 2005                                % of Total
(unaudited)                                        Investments                            Delaware Investments Minnesota
                                                   (Pro Forma                              Municipal Income Fund, Inc.
                                                    Combined)                            Par                   Market Value
                                                ------------------   ----------------------------------------------------------
                                                ------------------   ----------------------------------------------------------

Municipal Bonds                                            98.28%
Airport Revenue Bonds                                       6.55%
Minneapolis/St. Paul Metropolitan Airports
Commission Revenue Series A
   5.25% 1/1/16 (MBIA)                                                                         $0                           $0
   5.00% 1/1/22 (MBIA)                                                                  1,000,000                    1,041,310
   5.125% 1/1/25 (FGIC)                                                                         0                            0
   5.00% 1/1/28 (MBIA)                                                                          0                            0
   5.00% 1/1/30 (AMBAC)                                                                   250,000                      253,460
Minneapolis/St. Paul Metropolitan Airports
Commission Revenue Series B
  5.25% 1/1/24 (FGIC) (AMT)                                                                     0                            0
Minneapolis/St. Paul Metropolitan Airports
Commission  Revenue Series C
  5.25% 1/1/32 (FGIC)                                                                   2,500,000                    2,609,075
                                                                                                  -----------------------------
                                                                                                                     3,903,845
                                                                                                  -----------------------------

City General Obligation Bonds                               2.68%
Metropolitan Council Minnesota
(Minneapolis/St. Paul Metropolitan Area)
  Series C 5.00% 2/1/22                                                                   500,000                      521,950
Moorhead Series B 5.00% 2/1/33 (MBIA)                                                           0                            0
Willmar (Rice Memorial Hospital Project)
5.00% 2/1/32 (FSA)                                                                      1,000,000                    1,032,970
                                                                                                  -----------------------------
                                                                                                                     1,554,920
                                                                                                  -----------------------------

Continuing Care/Retirement Revenue Bonds                    2.26%
Minneapolis Health Care Facility Revenue
(Jones-Harrison Residence Project) 6.00%
10/1/27                                                                                         0                            0
Minnesota Agriculture & Economic
Development Board Revenue (Benedictine Health
Systems) 5.75%  2/1/29                                                                          0                            0
Moorhead Economic Development Authority
Multifamily Revenue (Eventide Lutheran Home
Project) Series B 6.00% 6/1/18                                                                  0                            0
St. Paul Housing & Redevelopment
Authority Revenue (Franciscan Health
Project) 5.40% 11/20/42 (GNMA)(FHA)                                                       880,000                      917,426
                                                                                                  -----------------------------
                                                                                                                       917,426
                                                                                                  -----------------------------

Corporate Backed Revenue Bonds                              3.62%
Anoka County Solid Waste Disposal National
Rural Co-Op Utility (United Power Association)
Series A 6.95% 12/1/08 (AMT)                                                              560,000                      563,455
Burnsville Commonwealth Development
(Holiday Inn Project) 5.90% 4/1/08                                                              0                            0
Cloquet Pollution Control Revenue
(Potlatch Corporation Project) 5.90% 10/1/26                                                    0                            0
Minneapolis Community Development Agency
Supported Development Revenue (Pajor
Graphics) Series 1(LOC US Bank NA) 6.75%
12/1/25 (AMT)                                                                                   0                            0
Sartell Environmental Improvement Revenue
(International Paper) Series A 5.20% 6/1/27                                             1,000,000                    1,003,290
                                                                                                  -----------------------------
                                                                                                                     1,566,745
                                                                                                  -----------------------------

Escrowed to Maturity Bonds                                  9.43%
Dakota/Washington Counties Housing &
Redevelopment Authority Bloomington
  Single Family Residential Mortgage
Revenue 8.375% 9/1/21 (GNMA) (FHA) (AMT)                                                2,555,000                    3,715,762
Southern Minnesota Municipal Power Agency
Series B
   5.50% 1/1/15 (AMBAC)                                                                   390,000                      392,613
   5.75% 1/1/11 (FGIC)                                                                  1,000,000                      999,910
St. Paul Housing & Redevelopment Authority
Sales Tax (Civic Center Project)
   5.55% 11/1/23                                                                                0                            0
   5.55% 11/1/23 (MBIA)                                                                         0                            0
University of Minnesota Hospital & Clinics
6.75% 12/1/16                                                                                   0                            0
Western Minnesota Municipal Power Agency
6.625% 1/1/16                                                                                   0                            0
                                                                                                  -----------------------------
                                                                                                                     5,108,285
                                                                                                  -----------------------------

Higher Education Revenue Bonds                              5.58%
Minnesota State Higher Education
Facilities Authority
  (College of St. Benedict) Series 5-W
  5.00% 3/1/20                                                                          1,000,000                    1,025,250
  (College of St. Benedict) Series 5-W
  5.25% 3/1/24                                                                                  0                            0
  (St. Catherine College) Series 5-N1
  5.375% 10/1/32                                                                                0                            0
  (St. Mary's University) Series 5-U
  4.80% 10/1/23                                                                                 0                            0
  (St.Thomas University) Series 4-A1
  5.625% 10/1/21                                                                                0                            0
  (St. Thomas University) Series 5-Y
  5.25% 10/1/34                                                                                 0                            0
St. Cloud Housing & Redevelopment
Authority Revenue (State University
Foundation Project) 5.00% 5/1/23                                                                0                            0
University of Minnesota Series A 5.50%
7/1/21                                                                                 1,000,000                    1,139,840
                                                                                                  -----------------------------
                                                                                                                     2,165,090
                                                                                                  -----------------------------

Hospital Revenue Bonds                                     14.27%
Bemidji Hospital Facilities Revenue
(North County Health Services)
  5.00% 9/1/24 (RADIAN)                                                                 1,000,000                    1,027,390
Duluth Economic Development Authority
Health Care Facilities Revenue (Benedictine
Health System - St. Mary's Hospital) 5.25%
2/15/33                                                                                 1,250,000                    1,268,963
Minneapolis Health Care System Revenue
(Allina Health Systems)
  Series A 5.75% 11/15/32                                                               1,100,000                    1,164,262
Minneapolis Health Care System Revenue
(Fairview Health Services)
  Series A 5.625% 5/15/32                                                                       0                            0
Minnesota Agricultural & Economic
Development  Health Care System
  (Fairview Hospital) Series A 6.375%
  11/15/29                                                                              1,750,000                    1,902,740
Minnesota Agricultural & Economic
Development Health Care System
  (Fairview Hospital) Series 97A 5.75%
  11/15/26 (MBIA)                                                                               0                            0
Rochester Health Care Facilities Revenue
(Mayo Foundation) Series B 5.50% 11/15/27                                                        0                            0
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center)
5.25% 9/1/34                                                                              500,000                      505,160
St. Louis Park Health Care Facilities
Revenue (Park Nicollet Health Services)
Series B 5.25% 7/1/30                                                                           0                            0
St. Paul Housing & Redevelopment
Authority Health Care Facilities
  Revenue (Regions Hospital Project)
  5.30% 5/15/28                                                                           700,000                      703,892
Waconia Health Care Facilities Revenue
(Ridgeview Medical Center Project) Series
A 6.10% 1/1/19 (RADIAN)                                                                         0                            0
                                                                                                  -----------------------------
                                                                                                                     6,572,407
                                                                                                  -----------------------------

Miscellaneous Revenue Bonds                                 2.71%
Minneapolis Art Center Facilities Revenue
(Walker Art Center Project) 5.125% 7/1/21                                               1,600,000                    1,664,976
Minneapolis Community Development Agency
(Supported Development Revenue Limited
Tax Common Bond Fund) Series G1 5.70%
12/1/19                                                                                         0                            0
Minneapolis Community Development Agency
(Supported Development Revenue Limited Tax
Common Bond Fund) Series G-3 5.45% 12/1/31                                              1,000,000                    1,046,740
Minneapolis Community Development Agency
)Supported Development Revenue Limited Tax
Common Bond Fund) Series 5 5.70% 12/1/27                                                        0                            0
                                                                                                  -----------------------------
                                                                                                                     2,711,716
                                                                                                  -----------------------------

Multifamily Housing Revenue Bonds                           5.51%
Chanhassen Multifamily Housing Revenue
(Heritage Park Project-Section 8) 6.20%
7/1/30 (FHA) (AMT)                                                                              0                            0
Harmony Multifamily Housing Revenue
Refunding Section 8 (Zedakah Foundation
Project) Series A 5.95% 9/1/20                                                                  0                            0
Minneapolis Multifamily Housing Revenue
Gaar Scott Loft Project) 5.95% 5/1/30 (AMT)                                                                            0
Minneapolis Multifamily Housing Revenue
(Olson Townhomes Project)
  6.00% 12/1/19 (AMT)                                                                           0                            0
Minneapolis Multifamily Housing Revenue
(Seward Towers Project)
  5.00% 5/20/36 (GNMA)                                                                  1,000,000                    1,009,290
Minneapolis Multifamily Housing Revenue
(Sumner Housing Project)
  Series A 5.15% 2/20/45 (GNMA) (AMT)                                                           0                            0
Minnesota State Housing Finance Agency
Series A 5.00% 2/1/35 (AMT)                                                                     0                            0
Minnesota State Housing Finance Agency
Series D 5.95% 2/1/18 (MBIA)                                                                    0                            0
Southeastern Minnesota Multi County
Housing & Redevelopment
  Authority (Winona County) 5.35% 1/1/28                                                  300,000                      301,974
Stillwater Multifamily Housing Revenue
(Stillwater Cottages Project)
  (Orleans Homes Number One) 7.25%
11/1/27 (AMT)                                                                                   0                            0
Washington County Housing &
Redevelopment Authority Governmental
  Revenue (Woodland Park Apartments
Project) 4.70% 10/1/32                                                                  1,000,000                    1,001,940
                                                                                                  -----------------------------
                                                                                                                     2,313,204
                                                                                                  -----------------------------

Municipal Lease Revenue Bonds                               6.29%
Andover Economic Development Authority
Public Facilities Lease Revenue (Andover
Community Center) 5.125% 2/1/24                                                                 0                            0
Andover Economic Development Authority
Public Facilities Lease Revenue (Andover
Community Center) 5.20% 2/1/29                                                                  0                            0
Minneapolis Development Revenue
(Limited Tax Supported Common Bond Fund)
5.50% 12/1/24 (AMT)                                                                             0                            0
St. Paul Port Authority Lease Revenue
(Cedar Street Office Building Project)
   5.00% 12/1/22                                                                                0                            0
   5.125% 12/1/27                                                                         500,000                      522,445
   5.25% 12/1/27                                                                        1,150,000                    1,211,732
St. Paul Port Authority Lease Revenue
(Robert Street Office Building Project)
5.00% 12/1/27                                                                                   0                            0
St. Paul Port Authority Lease Revenue
(Robert Street Office Building Project)
Series 9 5.25% 12/1/27                                                                          0                            0
                                                                                                  -----------------------------
                                                                                                                     1,734,177
                                                                                                  -----------------------------

Parking Revenue Bonds                                       1.37%
St. Paul Housing & Redevelopment
Authority Parking Revenue (Block
  19 Ramp Project) Series A 5.35%
  8/1/29 (FSA)                                                                           650,000                      691,867
                                                                                                  -----------------------------
                                                                                                                       691,867
                                                                                                  -----------------------------

Political Subdivision General Obligation
Bonds                                                      4.98%
Hennepin County Series B 5.00% 12/1/18                                                  1,300,000                    1,375,595
Hennepin Regional Railroad Authority
5.00% 12/1/26                                                                                   0                            0
Metropolitan Council Waste Water
Treatment Series B 5.00% 12/1/21                                                                0                            0
Minneapolis Sports Arena Project 5.125%
10/1/20                                                                                         0                            0
Washington County Housing & Redevelopment
Authority Series B
   5.50% 2/1/22 (MBIA)                                                                    855,000                      909,669
   5.50% 2/1/32 (MBIA)                                                                  1,000,000                    1,058,500
                                                                                                  -----------------------------
                                                                                                                     3,343,764
                                                                                                  -----------------------------

§Pre-Refunded Bonds                                       8.10%
Esko Independent School District #99
5.65% 4/1/12-05 (FSA)                                                                           0                            0
Esko Independent School District #99
5.75% 4/1/17-05 (FSA)                                                                           0                            0
Hawley Independent School District #150
Series A 5.75% 2/1/17-06 (FSA)                                                                  0                            0
Minneapolis/St. Paul Housing &
Redevelopment Authority Health Care
Systems (Children's Health Care) Series A
5.50% 8/15/25-05 (FSA)                                                                          0                            0
Minnesota Public Facilities Authority
Water Pollution Control Revenue
  Series B 5.40% 3/1/15                                                                         0                            0
Puerto Rico Commonwealth 6.00% 7/1/26-07                                                1,000,000                    1,083,230
Puerto Rico Commonwealth Public
Improvement Series A 5.00% 7/1/27-12                                                            0                            0
Puerto Rico Electric Power Authority
Power Revenue Series Z 5.25% 7/1/21                                                             0                            0
Puerto Rico Highway & Transportation
Authority Revenue Series Y
  5.50% 7/1/26-06                                                                               0                            0
Puerto Rico Public Buildings Authority
Series D 5.25% 7/1/27-12                                                                  845,000                      916,664
Rosemount Independent School District
#196 Series A 5.70% 4/1/12-06                                                                   0                            0
Southern Minnesota Municipal Power Agency
Supply Revenue Series A
  5.75% 1/1/18-05                                                                               0                            0
St. Francis Independent School District
#15 Series A 6.30% 2/1/11-06 (FSA)                                                      1,250,000                    1,286,888
                                                                                                  -----------------------------
                                                                                                                     3,286,782
                                                                                                  -----------------------------

Public Power Revenue Bonds                                 11.52%
Chaska Electric Revenue Series A 6.00%
10/1/25-10                                                                              1,000,000                    1,093,430
Minnesota State Municipal Power Agency
Series A
   5.00% 10/1/34                                                                                0                            0
   5.25% 10/1/19                                                                        1,110,000                    1,183,504
Rochester Electric Utility Revenue 5.25%
12/1/30 (AMBAC)                                                                           150,000                      157,992
&Southern Minnesota Municipal Power Agency
Supply System Revenue, Inverse Floater
ROLs Series II-R-189-3 8.096% 1/1/14 (AMBAC)                                            2,500,000                    3,001,874
&Southern Minnesota Municipal Power
Agency Supply System Revenue, Inverse
Floater ROLs Series II-R-189 8.096%
1/1/15 (AMBAC)                                                                                  0                            0
Southern Minnesota Municipal Power Agency
Supply System Revenue
  Series A
   5.00% 1/1/12 (AMBAC)                                                                 1,000,000                    1,081,000
   5.00% 1/1/13 (MBIA)                                                                    500,000                      540,445
   5.25% 1/1/15 (AMBAC)                                                                   570,000                      631,150
   5.25% 1/1/16 (AMBAC)                                                                 1,000,000                    1,105,980
Western Minnesota Municipal Power Agency
Series A 5.00% 1/1/30 (MBIA)                                                            1,900,000                    1,964,581
Western Minnesota Municipal Power Agency
Series B 5.00% 1/1/15 (MBIA)                                                              765,000                      827,179
                                                                                                  -----------------------------
                                                                                                                    11,587,135
                                                                                                  -----------------------------

School District General Obligation Bonds                    8.05%
Centennial Independent School District
#012 Series A 5.00% 2/1/20 (FSA)                                                          400,000                      418,404
Elk River Independent School District
#728 5.00% 2/1/16 (FGIC)                                                                        0                            0
Farmington Independent School District
#192 5.00% 2/1/23 (FSA)                                                                 1,200,000                    1,248,924
Farmington Independent School District
#192 Series B 5.00% 2/1/27 (FSA)                                                                0                            0
Lakeville Independent School District
#194 Series A 4.75% 2/1/22 (FSA)                                                          500,000                      511,295
Minneapolis Special School District
#001 5.00% 2/1/19 (FSA)                                                                   675,000                      713,232
Morris Independent School District
#769 5.00% 2/1/28 (MBIA)                                                                1,000,000                    1,035,650
Mounds View Independent School District
#621 5.00% 2/1/23 (FSA)                                                                 1,020,000                    1,063,901
Princeton Independent School District
#477 Series A 5.00% 2/1/24 (FSA)                                                                0                            0
Robbinsdale Independent School District
#281 5.00% 2/1/21 (FSA)                                                                   500,000                      521,165
St. Michael Independent School District
#885
   5.00% 2/1/22 (FSA)                                                                     500,000                      519,665
   5.00% 2/1/24 (FSA)                                                                     400,000                      413,056
                                                                                                  -----------------------------
                                                                                                                     6,445,292
                                                                                                  -----------------------------

Single Family Housing Revenue Bonds                         1.64%
Dakota County Housing & Redevelopment
Authority Single Family
Mortgage Revenue 5.85% 10/1/30 (GNMA)
(FNMA) (AMT)                                                                               42,000                       42,926
Minnesota State Housing Finance Agency
Single Family Housing
Series 1992-C2 6.15% 7/1/23 (AMT)                                                               0                            0
Minnesota State Housing Finance
Agency Single Family Mortgage
  Series B 5.35% 1/1/33 (AMT)                                                                   0                            0
Minnesota State Housing Finance Agency
Single Family Mortgage
  Series J 5.90% 7/1/28 (AMT)                                                             785,000                      808,228
                                                                                                  -----------------------------
                                                                                                                       851,154
                                                                                                  -----------------------------
State General Obligation Bonds                              2.26%
Minnesota State 5.00% 8/1/21                                                            1,150,000                    1,207,857
&Minnesota State, Inverse Floater
ROLs 7.824% 11/1/17                                                                             0                            0
                                                                                                  -----------------------------
                                                                                                                     1,207,857
                                                                                                  -----------------------------
Tax Increment / Special Assessment Bonds                    0.41%
Moorhead Economic Development Authority
Tax Increment Series A 5.25% 2/1/25 (MBIA)                                                500,000                      529,535
                                                                                                  -----------------------------
                                                                                                                       529,535
                                                                                                  -----------------------------

Territorial General Obligation Bonds                        0.64%
Puerto Rico Commonwealth Public I
mprovement Series A 5.50% 7/1/19 (MBIA)                                                         0                            0
University Virgin Islands Series A
  5.375% 6/1/34                                                                                 0                            0
                                                                                                  -----------------------------
                                                                                                                             0
                                                                                                  -----------------------------

Territorial Revenue Bonds                                   0.41%
Puerto Rico Public Buildings Authority
Guaranteed Government Facilities
  Revenue Series D (Unrefunded Portion)
  5.25% 7/1/27                                                                                  0                            0
Virgin Islands Public Finance Authority
5.25% 10/1/23                                                                                   0                            0
                                                                                                  -----------------------------
                                                                                                                             0
                                                                                                  -----------------------------
Total Municipal Bonds                                                                                               56,491,201

Short Term Investments                                      1.72%
o Variable Rate Demand Notes
City of St. Cloud 2.18% 2/1/16                                                                  0                            0
Midwest Consortium of Municipal Utilites
Series A 2.28% 1/1/25                                                                     250,000                      250,000
Minneapolis Block E Buildings Series A
2.13% 3/1/27                                                                                    0                            0
Minneapolis Library 2.13% 12/1/32                                                         300,000                      300,000
Minneapolis Multifamily Housing Revenue
(Seven Corners Apartments Project)
2.23% 11/1/31                                                                                   0                            0
Minnesota State Higher Education ]
Facilities Authority (Carleton College)
  Series 5-G 2.13% 11/1/29                                                                      0                            0
                                                                                                  -----------------------------
Total Short Term Investments                                                                                           550,000
                                                                                                  -----------------------------

                                                                                                  -----------------------------
Total Investments at Market                               100.00%                                                 $ 57,041,201
                                                                                                  -----------------------------

Total Investments at Cost                                                                                         $ 55,141,248
                                                                                                  -----------------------------

----------------------------------------------------------------------------------

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
VA - Insured by the Veterans Administration

§  Pre-Refunded  Bonds are municipals that are generally  backed or secured by
     U.S.  Treasury  bonds.  For  Pre-Refunded  Bonds,  the stated  maturity  is followed by the year in which the bond is pre-refunded.

&    An  inverse  floater  bond is a type  of bond  with  variable  or  floating interest rates that move in the opposite  direction of short-term  interest rates. Interest rate disclosed is in effect as of March 31, 2005.

o    Variable rate notes. The interest shown is the rate as of March 31, 2005.

/A/  No adjustments  are shown to the unaudited pro forma combined  portfolio of investments  due to the fact that upon  completion of the  acquisition,  no securities  would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and  restrictions.  However, the  foregoing  sentence  shall not  restrict in any way the ability of the investment advisor of any of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

          See Pro Forma Notes to Financial Statements

Delaware Investments Minnesota Municipal Income Fund II, Inc.
Pro Forma Portfolio of Investments(A)
As of March 31, 2005
(unaudited)
                                                                    Municipal Income Fund III, Inc.
                                                                   Par                  Market Value
                                                ---------------------------------------------------------

Municipal Bonds
Airport Revenue Bonds
Minneapolis/St. Paul Metropolitan Airports
Commission Revenue Series A
   5.25% 1/1/16 (MBIA)                                                     $0                         $0
   5.00% 1/1/22 (MBIA)                                                      0                          0
   5.125% 1/1/25 (FGIC)                                               900,000                    928,557
   5.00% 1/1/28 (MBIA)                                                750,000                    774,503
   5.00% 1/1/30 (AMBAC)                                               750,000                    760,380
Minneapolis/St. Paul Metropolitan Airports
Commission Revenue Series B
  5.25% 1/1/24 (FGIC) (AMT)                                                 0                          0
Minneapolis/St. Paul Metropolitan Airports
Commission  Revenue Series C
  5.25% 1/1/32 (FGIC)                                                       0                          0
                                                                              ---------------------------
                                                                                               2,463,440
                                                                              ---------------------------

City General Obligation Bonds
Metropolitan Council Minnesota
(Minneapolis/St. Paul Metropolitan Area)
  Series C 5.00% 2/1/22                                                     0                          0
Moorhead Series B 5.00% 2/1/33 (MBIA)                               1,250,000                  1,296,450
Willmar (Rice Memorial Hospital Project)
5.00% 2/1/32 (FSA)                                                          0                          0
                                                                              ---------------------------
                                                                                               1,296,450
                                                                              ---------------------------

Continuing Care/Retirement Revenue Bonds
Minneapolis Health Care Facility Revenue
(Jones-Harrison Residence Project) 6.00%
10/1/27                                                                     0                          0
Minnesota Agriculture & Economic
Development Board Revenue (Benedictine Health
Systems) 5.75% 2/1/29                                                 600,000                    585,060
Moorhead Economic Development Authority
Multifamily Revenue (Eventide Lutheran Home
Project) Series B 6.00% 6/1/18                                              0                          0
St. Paul Housing & Redevelopment
Authority Revenue (Franciscan Health Project)
5.40% 1/20/42 (GNMA)(FHA)                                           1,820,000                  1,897,405
                                                                              ---------------------------
                                                                                               2,482,465
                                                                              ---------------------------

Corporate Backed Revenue Bonds
Anoka County Solid Waste Disposal National
Rural Co-Op Utility (United Power Association)
Series A 6.95% 12/1/08 (AMT)                                                0                          0
Burnsville Commonwealth Development
(Holiday Inn Project) 5.90% 4/1/08                                          0                          0
Cloquet Pollution Control Revenue
(Potlatch Corporation Project) 5.90% 10/1/26                        1,000,000                  1,007,840
Minneapolis Community Development Agency
Supported Development Revenue (Pajor
Graphics) Series 1(LOC US Bank NA) 6.75%
12/1/25 (AMT)                                                         865,000                    924,382
Sartell Environmental Improvement Revenue
(International Paper) Series A 5.20% 6/1/27                                 0                          0
                                                                              ---------------------------
                                                                                               1,932,222
                                                                              ---------------------------

Escrowed to Maturity Bonds
Dakota/Washington Counties Housing &
Redevelopment Authority Bloomington
  Single Family Residential Mortgage
Revenue 8.375% 9/1/21 (GNMA) (FHA) (AMT)                                    0                          0
Southern Minnesota Municipal Power Agency
Series B
   5.50% 1/1/15 (AMBAC)                                                     0                          0
   5.75% 1/1/11 (FGIC)                                                      0                          0
St. Paul Housing & Redevelopment Authority
Sales Tax (Civic Center Project)
   5.55% 11/1/23                                                            0                          0
   5.55% 11/1/23 (MBIA)                                                     0                          0
University of Minnesota Hospital & Clinics
6.75% 12/1/16                                                       2,580,000                  3,122,393
Western Minnesota Municipal Power Agency
6.625% 1/1/16                                                               0                          0
                                                                              ---------------------------
                                                                                               3,122,393
                                                                              ---------------------------

Higher Education Revenue Bonds
Minnesota State Higher Education
Facilities Authority
  (College of St. Benedict) Series 5-W
  5.00% 3/1/20                                                              0                          0
  (College of St. Benedict) Series 5-W
  5.25% 3/1/24                                                        300,000                    309,888
  (St. Catherine College) Series 5-N1
  5.375% 10/1/32                                                            0                          0
  (St. Mary's University) Series 5-U
  4.80% 10/1/23                                                             0                          0
  (St.Thomas University) Series 4-A1
  5.625% 10/1/21                                                    1,010,000                  1,043,421
  (St. Thomas University) Series 5-Y
  5.25% 10/1/34                                                             0                          0
St. Cloud Housing & Redevelopment
Authority Revenue (State University
Foundation Project) 5.00% 5/1/23                                            0                          0
University of Minnesota Series A 5.50%
7/1/21                                                                     0                          0
                                                                              ---------------------------
                                                                                               1,353,309
                                                                              ---------------------------

Hospital Revenue Bonds
Bemidji Hospital Facilities Revenue
(North County Health Services)
  5.00% 9/1/24 (RADIAN)                                               500,000                    513,695
Duluth Economic Development Authority
Health Care Facilities Revenue (Benedictine
Health System - St. Mary's Hospital) 5.25%
2/15/33                                                             1,000,000                  1,015,170
Minneapolis Health Care System Revenue
(Allina Health Systems)
  Series A 5.75% 11/15/32                                           1,100,000                  1,164,262
Minneapolis Health Care System Revenue
(Fairview Health Services)
  Series A 5.625% 5/15/32                                                   0                          0
Minnesota Agricultural & Economic
Development  Health Care System
  (Fairview Hospital) Series A 6.375%
  11/15/29                                                          1,250,000                  1,359,099
Minnesota Agricultural & Economic
Development Health Care System
  (Fairview Hospital) Series 97A 5.75%
  11/15/26 (MBIA)                                                           0                          0
Rochester Health Care Facilities Revenue
(Mayo Foundation) Series B 5.50% 11/15/27                           1,000,000                  1,061,190
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center)
5.25% 9/1/34                                                          310,000                    313,199
St. Louis Park Health Care Facilities
Revenue (Park Nicollet Health Services)
Series B 5.25% 7/1/30                                                       0                          0
St. Paul Housing & Redevelopment
Authority Health Care Facilities
  Revenue (Regions Hospital Project)
  5.30% 5/15/28                                                             0                          0
Waconia Health Care Facilities Revenue
(Ridgeview Medical Center Project) Series
A 6.10% 1/1/19 (RADIAN)                                                     0                          0
                                                                              ---------------------------
                                                                                               5,426,615
                                                                              ---------------------------

Miscellaneous Revenue Bonds
Minneapolis Art Center Facilities Revenue
(Walker Art Center Project) 5.125% 7/1/21                             250,000                    260,153
Minneapolis Community Development Agency
(Supported Development Revenue Limited
Tax Common Bond Fund) Series G1 5.70%
12/1/19                                                                     0                          0
Minneapolis Community Development Agency
(Supported Development Revenue Limited Tax
Common Bond Fund) Series G-3 5.45% 12/1/31                                  0                          0
Minneapolis Community Development Agency
(Supported Development Revenue Limited Tax
Common Bond Fund) Series 5 5.70% 12/1/27                                    0                          0
                                                                              ---------------------------
                                                                                                 260,153
                                                                              ---------------------------

Multifamily Housing Revenue Bonds
Chanhassen Multifamily Housing Revenue
(Heritage Park Project-Section 8) 6.20%
7/1/30 (FHA) (AMT)                                                          0                          0
Harmony Multifamily Housing Revenue
Refunding Section 8 (Zedakah Foundation
Project) Series A 5.95% 9/1/20                                              0                          0
Minneapolis Multifamily Housing Revenue
Gaar Scott Loft Project) 5.95% 5/1/30 (AMT)                           975,000                  1,029,785
Minneapolis Multifamily Housing Revenue
(Olson Townhomes Project)
  6.00% 12/1/19 (AMT)                                                 965,000                    943,307
Minneapolis Multifamily Housing Revenue
(Seward Towers Project)
  5.00% 5/20/36 (GNMA)                                                      0                          0
Minneapolis Multifamily Housing Revenue
(Sumner Housing Project)
  Series A 5.15% 2/20/45 (GNMA) (AMT)                                       0                          0
Minnesota State Housing Finance Agency
Series A 5.00% 2/1/35 (AMT)                                                 0                          0
Minnesota State Housing Finance Agency
Series D 5.95% 2/1/18 (MBIA)                                                0                          0
Southeastern Minnesota Multi County
Housing & Redevelopment
  Authority (Winona County) 5.35% 1/1/28                                    0                          0
Stillwater Multifamily Housing Revenue
(Stillwater Cottages Project)
  (Orleans Homes Number One) 7.25%
11/1/27 (AMT)                                                               0                          0
Washington County Housing &
Redevelopment Authority Governmental
  Revenue (Woodland Park Apartments
Project) 4.70% 10/1/32                                                      0                          0
                                                                              ---------------------------
                                                                                               1,973,092
                                                                              ---------------------------

Municipal Lease Revenue Bonds
Andover Economic Development Authority
Public Facilities Lease Revenue (Andover
Community Center) 5.125% 2/1/24                                       500,000                    508,850
Andover Economic Development Authority
Public Facilities Lease Revenue (Andover
Community Center) 5.20% 2/1/29                                              0                          0
Minneapolis Development Revenue
(Limited Tax Supported Common Bond Fund)
5.50% 12/1/24 (AMT)                                                         0                          0
St. Paul Port Authority Lease Revenue
(Cedar Street Office Building Project)
   5.00% 12/1/22                                                            0                          0
   5.125% 12/1/27                                                     500,000                    522,445
   5.25% 12/1/27                                                    1,000,000                  1,053,680
St. Paul Port Authority Lease Revenue
(Robert Street Office Building Project)
5.00% 12/1/27                                                         500,000                    518,985
St. Paul Port Authority Lease Revenue
(Robert Street Office Building Project)
Series 9 5.25% 12/1/27                                                      0                          0
                                                                              ---------------------------
                                                                                               2,603,960
                                                                              ---------------------------

Parking Revenue Bonds
St. Paul Housing & Redevelopment
Authority Parking Revenue (Block
  19 Ramp Project) Series A 5.35%
  8/1/29 (FSA)                                                     1,450,000                   1,543,395
                                                                              ---------------------------
                                                                                               1,543,395
                                                                              ---------------------------

Political Subdivision General Obligation
Bonds
Hennepin County Series B 5.00% 12/1/18                                      0                          0
Hennepin Regional Railroad Authority
5.00% 12/1/26                                                               0                          0
Metropolitan Council Waste Water
Treatment Series B 5.00% 12/1/21                                      750,000                    794,475
Minneapolis Sports Arena Project 5.125%
10/1/20                                                               750,000                    782,033
Washington County Housing & Redevelopment
Authority Series B
   5.50% 2/1/22 (MBIA)                                                850,000                    904,349
   5.50% 2/1/32 (MBIA)                                                      0                          0
                                                                              ---------------------------
                                                                                               2,480,857
                                                                              ---------------------------

§Pre-Refunded Bonds
Esko Independent School District #99
5.65% 4/1/12-05 (FSA)                                                       0                          0
Esko Independent School District #99
5.75% 4/1/17-05 (FSA)                                               1,645,000                  1,645,000
Hawley Independent School District #150
Series A 5.75% 2/1/17-06 (FSA)                                              0                          0
Minneapolis/St. Paul Housing &
Redevelopment Authority Health Care
Systems (Children's Health Care) Series A
5.50% 8/15/25-05 (FSA)                                                      0                          0
Minnesota Public Facilities Authority
Water Pollution Control Revenue
  Series B 5.40% 3/1/15                                             2,200,000                  2,256,452
Puerto Rico Commonwealth 6.00% 7/1/26-07                                    0                          0
Puerto Rico Commonwealth Public
Improvement Series A 5.00% 7/1/27-12                                        0                          0
Puerto Rico Electric Power Authority
Power Revenue Series Z 5.25% 7/1/21                                         0                          0
Puerto Rico Highway & Transportation
Authority Revenue Series Y
  5.50% 7/1/26-06                                                           0                          0
Puerto Rico Public Buildings Authority
Series D 5.25% 7/1/27-12                                                    0                          0
Rosemount Independent School District
#196 Series A 5.70% 4/1/12-06                                               0                          0
Southern Minnesota Municipal Power Agency
Supply Revenue Series A
  5.75% 1/1/18-05                                                           0                          0
St. Francis Independent School District
#15 Series A 6.30% 2/1/11-06 (FSA)                                          0                          0
                                                                              ---------------------------
                                                                                               3,901,452
                                                                              ---------------------------

Public Power Revenue Bonds
Chaska Electric Revenue Series A 6.00%
10/1/25-10                                                                  0                          0
Minnesota State Municipal Power Agency
Series A
   5.00% 10/1/34                                                      750,000                    762,480
   5.25% 10/1/19                                                      500,000                    533,110
Rochester Electric Utility Revenue 5.25%
12/1/30 (AMBAC)                                                             0                          0
&Southern Minnesota Municipal Power Agency
Supply System Revenue, Inverse Floater
ROLs Series II-R-189-3 8.096% 1/1/14 (AMBAC)                        1,500,000                  1,801,124
&Southern Minnesota Municipal Power
Agency Supply System Revenue, Inverse
Floater ROLs Series II-R-189 8.096%
1/1/15 (AMBAC)                                                              0                          0
Southern Minnesota Municipal Power Agency
Supply System Revenue
  Series A
   5.00% 1/1/12 (AMBAC)                                                     0                          0
   5.00% 1/1/13 (MBIA)                                                500,000                    540,445
   5.25% 1/1/15 (AMBAC)                                               700,000                    775,096
   5.25% 1/1/16 (AMBAC)                                               500,000                    552,990
Western Minnesota Municipal Power Agency
Series A 5.00% 1/1/30 (MBIA)                                                0                          0
Western Minnesota Municipal Power Agency
Series B 5.00% 1/1/15 (MBIA)                                          600,000                    648,768
                                                                              ---------------------------
                                                                                               5,614,013
                                                                              ---------------------------

School District General Obligation Bonds
Centennial Independent School District
#012 Series A 5.00% 2/1/20 (FSA)                                            0                          0
Elk River Independent School District
#728 5.00% 2/1/16 (FGIC)                                                    0                          0
Farmington Independent School District
#192 5.00% 2/1/23 (FSA)                                                     0                          0
Farmington Independent School District
#192 Series B 5.00% 2/1/27 (FSA)                                      500,000                    521,475
Lakeville Independent School District
#194 Series A 4.75% 2/1/22 (FSA)                                            0                          0
Minneapolis Special School District
#001 5.00% 2/1/19 (FSA)                                                     0                          0
Morris Independent School District
#769 5.00% 2/1/28 (MBIA)                                                    0                          0
Mounds View Independent School District
#621 5.00% 2/1/23 (FSA)                                                     0                          0
Princeton Independent School District
#477 Series A 5.00% 2/1/24 (FSA)                                      500,000                    524,725
Robbinsdale Independent School District
#281 5.00% 2/1/21 (FSA)                                                     0                          0
St. Michael Independent School District
#885
   5.00% 2/1/22 (FSA)                                                       0                          0
   5.00% 2/1/24 (FSA)                                                       0                          0
                                                                              ---------------------------
                                                                                               1,046,200
                                                                              ---------------------------

Single Family Housing Revenue Bonds
Dakota County Housing & Redevelopment
Authority Single Family
Mortgage Revenue 5.85% 10/1/30 (GNMA)
(FNMA) (AMT)                                                                0                          0
Minnesota State Housing Finance Agency
Single Family Housing
Series 1992-C2 6.15% 7/1/23 (AMT)                                     640,000                    647,155
Minnesota State Housing Finance
Agency Single Family Mortgage
  Series B 5.35% 1/1/33 (AMT)                                               0                          0
Minnesota State Housing Finance Agency
Single Family Mortgage
  Series J 5.90% 7/1/28 (AMT)                                               0                          0
                                                                              ---------------------------
                                                                                                 647,155
                                                                              ---------------------------
State General Obligation Bonds
Minnesota State 5.00% 8/1/21                                                0                          0
&Minnesota State, Inverse Floater
ROLs 7.824% 11/1/17                                                         0                          0
                                                                              ---------------------------
                                                                                                       0
                                                                              ---------------------------
Tax Increment / Special Assessment Bonds
Moorhead Economic Development Authority
Tax Increment Series A 5.25% 2/1/25 (MBIA)                                  0                          0
                                                                              ---------------------------
                                                                                                       0
                                                                              ---------------------------

Territorial General Obligation Bonds
Puerto Rico Commonwealth Public I
mprovement Series A 5.50% 7/1/19 (MBIA)                                     0                          0
University Virgin Islands Series A
  5.375% 6/1/34                                                       500,000                    520,070
                                                                              ---------------------------
                                                                                                 520,070
                                                                              ---------------------------

Territorial Revenue Bonds
Puerto Rico Public Buildings Authority
Guaranteed Government Facilities
  Revenue Series D (Unrefunded Portion)
  5.25% 7/1/27                                                        530,000                    554,990
Virgin Islands Public Finance Authority
5.25% 10/1/23                                                               0                          0
                                                                              ---------------------------
                                                                                                 554,990
                                                                              ---------------------------
Total Municipal Bonds                                                                         39,222,231

Short Term Investments
o Variable Rate Demand Notes
City of St. Cloud 2.18% 2/1/16                                        550,000                    550,000
Midwest Consortium of Municipal Utilites
Series A 2.28% 1/1/25                                                       0                          0
Minneapolis Block E Buildings Series A
2.13% 3/1/27                                                                0                          0
Minneapolis Library 2.13% 12/1/32                                           0                          0
Minneapolis Multifamily Housing Revenue
(Seven Corners Apartments Project)
2.23% 11/1/31                                                               0                          0
Minnesota State Higher Education ]
Facilities Authority (Carleton College)
  Series 5-G 2.13% 11/1/29                                                  0                          0
                                                                              ---------------------------
Total Short Term Investments                                                                     550,000
                                                                              ---------------------------

                                                                              ---------------------------
Total Investments at Market                                                                 $ 39,772,231
                                                                              ---------------------------

Total Investments at Cost                                                                   $ 38,128,090
                                                                              ---------------------------

--------------------------------------------------------------------------------

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
VA - Insured by the Veterans Administration

§  Pre-Refunded  Bonds are municipals that are generally  backed or secured by
     U.S.  Treasury  bonds.  For  Pre-Refunded  Bonds,  the stated  maturity  is followed by the year in which the bond is pre-refunded.

&    An  inverse  floater  bond is a type  of bond  with  variable  or  floating interest rates that move in the opposite  direction of short-term  interest rates. Interest rate disclosed is in effect as of March 31, 2005.

o    Variable rate notes. The interest shown is the rate as of March 31, 2005.

/A/  No adjustments  are shown to the unaudited pro forma combined  portfolio of investments  due to the fact that upon  completion of the  acquisition,  no securities  would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and  restrictions.  However, the  foregoing  sentence  shall not  restrict in any way the ability of the investment advisor of any of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

          See Pro Forma Notes to Financial Statements

Delaware Investments Minnesota Municipal Income Fund II, Inc.
Pro Forma Portfolio of Investments(A)
As of March 31, 2005
(unaudited)                                                         Delaware Investments Minnesota
                                                                    Municipal Income Fund II, Inc.
                                                                    Par                  Market Value
                                                ----------------------------------------------------------

Municipal Bonds
Airport Revenue Bonds
Minneapolis/St. Paul Metropolitan Airports
Commission Revenue Series A
   5.25% 1/1/16 (MBIA)                                            $1,000,000                   $1,078,730
   5.00% 1/1/22 (MBIA)                                             2,000,000                    2,082,620
   5.125% 1/1/25 (FGIC)                                                    0                            0
   5.00% 1/1/28 (MBIA)                                             1,370,000                    1,414,758
   5.00% 1/1/30 (AMBAC)                                            1,450,000                    1,470,068
Minneapolis/St. Paul Metropolitan Airports
Commission Revenue Series B
  5.25% 1/1/24 (FGIC) (AMT)                                        1,000,000                    1,030,150
Minneapolis/St. Paul Metropolitan Airports
Commission  Revenue Series C
  5.25% 1/1/32 (FGIC)                                              3,500,000                    3,652,705
                                                                             -----------------------------
                                                                                               10,729,031
                                                                             -----------------------------

City General Obligation Bonds
Metropolitan Council Minnesota
(Minneapolis/St. Paul Metropolitan Area)
  Series C 5.00% 2/1/22                                              500,000                      521,950
Moorhead Series B 5.00% 2/1/33 (MBIA)                              2,000,000                    2,074,320
Willmar (Rice Memorial Hospital Project)
5.00% 2/1/32 (FSA)                                                 1,500,000                    1,549,455
                                                                              -----------------------------
                                                                                                4,145,725
                                                                             -----------------------------

Continuing Care/Retirement Revenue Bonds
Minneapolis Health Care Facility Revenue
(Jones-Harrison Residence Project) 6.00%
10/1/27                                                            1,565,000                    1,489,285
Minnesota Agriculture & Economic
Development Board Revenue (Benedictine Health
Systems) 5.75% 2/1/29                                                      0                            0
Moorhead Economic Development Authority
Multifamily Revenue(Eventide Lutheran Home
Project) Series B 6.00% 6/1/18                                     1,000,000                    1,000,730
St. Paul Housing & Redevelopment
Authority Revenue (Franciscan Health Project)
5.40% 11/20/42 (GNMA)(FHA)                                                 0                            0
                                                                             -----------------------------
                                                                                                2,490,015
                                                                             -----------------------------

Corporate Backed Revenue Bonds
Anoka County Solid Waste Disposal National
Rural Co-Op Utility (United Power Association)
Series A 6.95% 12/1/08 (AMT)                                               0                            0
Burnsville Commonwealth Development
(Holiday Inn Project) 5.90% 4/1/08                                 1,430,000                    1,415,228
Cloquet Pollution Control Revenue
(Potlatch Corporation Project) 5.90% 10/1/26                       4,500,000                    4,535,280
Minneapolis Community Development Agency
Supported Development Revenue (Pajor
Graphics) Series 1(LOC US Bank NA) 6.75%
12/1/25 (AMT)                                                              0                            0
Sartell Environmental Improvement Revenue
(International Paper) Series A 5.20% 6/1/27                                0                            0
                                                                             -----------------------------
                                                                                                5,950,508
                                                                             -----------------------------

Escrowed to Maturity Bonds
Dakota/Washington Counties Housing &
Redevelopment Authority Bloomington
  Single Family Residential Mortgage
Revenue 8.375% 9/1/21 (GNMA) (FHA) (AMT)                           5,500,000                    7,998,705
Southern Minnesota Municipal Power Agency
Series B
   5.50% 1/1/15 (AMBAC)                                                    0                            0
   5.75% 1/1/11 (FGIC)                                                     0                            0
St. Paul Housing & Redevelopment Authority
Sales Tax (Civic Center Project)
   5.55% 11/1/23                                                   2,300,000                    2,329,624
   5.55% 11/1/23 (MBIA)                                            4,200,000                    4,254,096
University of Minnesota Hospital & Clinics
6.75% 12/1/16                                                              0                            0
Western Minnesota Municipal Power Agency
6.625% 1/1/16                                                      1,535,000                    1,801,583
                                                                             -----------------------------
                                                                                               16,384,008
                                                                             -----------------------------

Higher Education Revenue Bonds
Minnesota State Higher Education
Facilities Authority
  (College of St. Benedict) Series 5-W
  5.00% 3/1/20                                                     1,000,000                    1,025,250
  (College of St. Benedict) Series 5-W
  5.25% 3/1/24                                                             0                            0
  (St. Catherine College) Series 5-N1
  5.375% 10/1/32                                                   1,500,000                    1,561,935
  (St. Mary's University) Series 5-U
  4.80% 10/1/23                                                    1,400,000                    1,400,490
  (St.Thomas University) Series 4-A1
  5.625% 10/1/21                                                   1,000,000                    1,033,090
  (St. Thomas University) Series 5-Y
  5.25% 10/1/34                                                    1,500,000                    1,563,795
St. Cloud Housing & Redevelopment
Authority Revenue (State University
Foundation Project) 5.00% 5/1/23                                   1,000,000                    1,035,830
University of Minnesota Series A 5.50%
7/1/21                                                             3,000,000                    3,419,520
                                                                             -----------------------------
                                                                                               11,039,910
                                                                             -----------------------------

Hospital Revenue Bonds
Bemidji Hospital Facilities Revenue
(North County Health Services)
  5.00% 9/1/24 (RADIAN)                                                    0                            0
Duluth Economic Development Authority
Health Care Facilities Revenue (Benedictine
Health System - St. Mary's Hospital) 5.25%
2/15/33                                                            5,000,000                    5,075,850
Minneapolis Health Care System Revenue
(Allina Health Systems)
  Series A 5.75% 11/15/32                                          1,000,000                    1,058,420
Minneapolis Health Care System Revenue
(Fairview Health Services)
  Series A 5.625% 5/15/32                                          2,750,000                    2,898,308
Minnesota Agricultural & Economic
Development  Health Care System
  (Fairview Hospital) Series A 6.375%
  11/15/29                                                         3,300,000                    3,588,024
Minnesota Agricultural & Economic
Development Health Care System
  (Fairview Hospital) Series 97A 5.75%
  11/15/26 (MBIA)                                                  5,550,000                    5,956,703
Rochester Health Care Facilities Revenue
(Mayo Foundation) Series B 5.50% 11/15/27                          3,365,000                    3,570,904
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center)
5.25% 9/1/34                                                               0                            0
St. Louis Park Health Care Facilities
Revenue (Park Nicollet Health Services)
Series B 5.25% 7/1/30                                              1,250,000                    1,270,038
St. Paul Housing & Redevelopment
Authority Health Care Facilities
  Revenue (Regions Hospital Project)
  5.30% 5/15/28                                                      300,000                      301,668
Waconia Health Care Facilities Revenue
(Ridgeview Medical Center Project) Series
A 6.10% 1/1/19 (RADIAN)                                            1,405,000                    1,534,246
                                                                             -----------------------------
                                                                                               25,254,161
                                                                             -----------------------------

Miscellaneous Revenue Bonds
Minneapolis Art Center Facilities Revenue
(Walker Art Center Project) 5.125% 7/1/21                          2,400,000                    2,497,464
Minneapolis Community Development Agency
(Supported Development Revenue Limited
Tax Common Bond Fund) Series G1 5.70%
12/1/19                                                            1,100,000                    1,225,444
Minneapolis Community Development Agency
(Supported Development Revenue Limited Tax
Common Bond Fund) Series G-3 5.45% 12/1/31                                 0                            0
Minneapolis Community Development Agency
(Supported Development Revenue Limited Tax
Common Bond Fund) Series 5 5.70% 12/1/27                             375,000                      381,795
                                                                             -----------------------------
                                                                                                4,104,703
                                                                             -----------------------------

Multifamily Housing Revenue Bonds
Chanhassen Multifamily Housing Revenue
(Heritage Park Project-Section 8) 6.20%
7/1/30 (FHA) (AMT)                                                 1,105,000                    1,141,454
Harmony Multifamily Housing Revenue
Refunding Section 8 (Zedakah Foundation
Project) Series A 5.95% 9/1/20                                     1,000,000                      847,950
Minneapolis Multifamily Housing Revenue
Gaar Scott Loft Project) 5.95% 5/1/30 (AMT)                                0                            0
Minneapolis Multifamily Housing Revenue
(Olson Townhomes Project)
  6.00% 12/1/19 (AMT)                                                      0                            0
Minneapolis Multifamily Housing Revenue
(Seward Towers Project)
  5.00% 5/20/36 (GNMA)                                             1,000,000                    1,009,290
Minneapolis Multifamily Housing Revenue
(Sumner Housing Project)
  Series A 5.15% 2/20/45 (GNMA) (AMT)                              3,575,000                    3,586,868
Minnesota State Housing Finance Agency
Series A 5.00% 2/1/35 (AMT)                                        1,000,000                      983,930
Minnesota State Housing Finance Agency
Series D 5.95% 2/1/18 (MBIA)                                         155,000                      158,257
Southeastern Minnesota Multi County
Housing & Redevelopment
  Authority (Winona County) 5.35% 1/1/28                             870,000                      875,725
Stillwater Multifamily Housing Revenue
(Stillwater Cottages Project)
  (Orleans Homes Number One) 7.25%
11/1/27 (AMT)                                                      1,540,000                    1,490,951
Washington County Housing &
Redevelopment Authority Governmental
  Revenue (Woodland Park Apartments
Project) 4.70% 10/1/32                                                     0                            0
                                                                             -----------------------------
                                                                                               10,094,425
                                                                             -----------------------------

Municipal Lease Revenue Bonds
Andover Economic Development Authority
Public Facilities Lease Revenue (Andover
Community Center) 5.125% 2/1/24                                            0                            0
Andover Economic Development Authority
Public Facilities Lease Revenue (Andover
Community Center)5.20% 2/1/29                                      1,000,000                    1,018,000
Minneapolis Development Revenue
(Limited Tax Supported Common Bond Fund)
5.50% 12/1/24 (AMT)                                                1,000,000                    1,043,730
St. Paul Port Authority Lease Revenue
(Cedar Street Office Building Project)
   5.00% 12/1/22                                                   2,385,000                    2,483,429
   5.125% 12/1/27                                                          0                            0
   5.25% 12/1/27                                                   2,650,000                    2,792,252
St. Paul Port Authority Lease Revenue
(Robert Street Office Building Project)
5.00% 12/1/27                                                      2,545,000                    2,641,634
St. Paul Port Authority Lease Revenue
(Robert Street Office Building Project)
Series 9 5.25% 12/1/27                                             2,000,000                    2,115,360
                                                                             -----------------------------
                                                                                               12,094,405
                                                                             -----------------------------

Parking Revenue Bonds
St. Paul Housing & Redevelopment
Authority Parking Revenue (Block
  19 Ramp Project) Series A 5.35%
  8/1/29 (FSA)                                                    1,250,000                    1,330,513
                                                                             -----------------------------
                                                                                                1,330,513
                                                                             -----------------------------

Political Subdivision General Obligation
Bonds
Hennepin County Series B 5.00% 12/1/18                             1,000,000                    1,058,150
Hennepin Regional Railroad Authority
5.00% 12/1/26                                                      3,500,000                    3,599,680
Metropolitan Council Waste Water
Treatment Series B 5.00% 12/1/21                                   1,250,000                    1,324,125
Minneapolis Sports Arena Project 5.125%
10/1/20                                                                    0                            0
Washington County Housing & Redevelopment
Authority Series B
   5.50% 2/1/22 (MBIA)                                                     0                            0
   5.50% 2/1/32 (MBIA)                                             1,140,000                    1,206,690
                                                                             -----------------------------
                                                                                                7,188,645
                                                                              -----------------------------

§Pre-Refunded Bonds
Esko Independent School District #99
5.65% 4/1/12-05 (FSA)                                                550,000                      550,000
Esko Independent School District #99
5.75% 4/1/17-05 (FSA)                                                      0                            0
Hawley Independent School District #150
Series A 5.75% 2/1/17-06 (FSA)                                     1,000,000                    1,025,020
Minneapolis/St. Paul Housing &
Redevelopment Authority Health Care
Systems (Children's Health Care) Series A
5.50% 8/15/25-05 (FSA)                                             1,400,000                    1,444,114
Minnesota Public Facilities Authority
Water Pollution Control Revenue
  Series B 5.40% 3/1/15                                                    0                            0
Puerto Rico Commonwealth 6.00% 7/1/26-07                                   0                            0
Puerto Rico Commonwealth Public
Improvement Series A 5.00% 7/1/27-12                               1,250,000                    1,356,163
Puerto Rico Electric Power Authority
Power Revenue Series Z 5.25% 7/1/21                                1,500,000                    1,511,100
Puerto Rico Highway & Transportation
Authority Revenue Series Y
  5.50% 7/1/26-06                                                  2,000,000                    2,100,480
Puerto Rico Public Buildings Authority
Series D 5.25% 7/1/27-12                                             625,000                      678,006
Rosemount Independent School District
#196 Series A 5.70% 4/1/12-06                                      1,270,000                    1,307,148
Southern Minnesota Municipal Power Agency
Supply Revenue Series A
  5.75% 1/1/18-05                                                  3,715,000                    3,996,337
St. Francis Independent School District
#15 Series A 6.30% 2/1/11-06 (FSA)                                         0                            0
                                                                             -----------------------------
                                                                                               13,968,368
                                                                             -----------------------------

Public Power Revenue Bonds
Chaska Electric Revenue Series A 6.00%
10/1/25-10                                                                 0                            0
Minnesota State Municipal Power Agency
Series A
   5.00% 10/1/34                                                   5,750,000                    5,845,680
   5.25% 10/1/19                                                           0                            0
Rochester Electric Utility Revenue 5.25%
12/1/30 (AMBAC)                                                      450,000                      473,976
&Southern Minnesota Municipal Power Agency
Supply System Revenue, Inverse Floater
ROLs Series II-R-189-3 8.096% 1/1/14 (AMBAC)                       3,000,000                    3,602,250
&Southern Minnesota Municipal Power
Agency Supply System Revenue, Inverse
Floater ROLs Series II-R-189 8.096%
1/1/15 (AMBAC)                                                     1,500,000                    1,821,840
Southern Minnesota Municipal Power Agency
Supply System Revenue
  Series A
   5.00% 1/1/12 (AMBAC)                                                    0                            0
   5.00% 1/1/13 (MBIA)                                                     0                            0
   5.25% 1/1/15 (AMBAC)                                                    0                            0
   5.25% 1/1/16 (AMBAC)                                                    0                            0
Western Minnesota Municipal Power Agency
Series A 5.00% 1/1/30 (MBIA)                                       1,100,000                    1,137,389
Western Minnesota Municipal Power Agency
Series B 5.00% 1/1/15 (MBIA)                                               0                            0
                                                                             -----------------------------
                                                                                               12,881,135
                                                                             -----------------------------

School District General Obligation Bonds
Centennial Independent School District
#012 Series A 5.00% 2/1/20 (FSA)                                     400,000                      418,404
Elk River Independent School District
#728 5.00% 2/1/16 (FGIC)                                           1,500,000                    1,615,200
Farmington Independent School District
#192 5.00% 2/1/23 (FSA)                                            1,080,000                    1,124,032
Farmington Independent School District
#192 Series B 5.00% 2/1/27 (FSA)                                   1,000,000                    1,042,950
Lakeville Independent School District
#194 Series A 4.75% 2/1/22 (FSA)                                   1,500,000                    1,533,885
Minneapolis Special School District
#001 5.00% 2/1/19 (FSA)                                            1,000,000                    1,056,640
Morris Independent School District
#769 5.00% 2/1/28 (MBIA)                                           2,750,000                    2,848,037
Mounds View Independent School District
#621 5.00% 2/1/23 (FSA)                                            1,000,000                    1,043,040
Princeton Independent School District
#477 Series A 5.00% 2/1/24 (FSA)                                     500,000                      524,725
Robbinsdale Independent School District
#281 5.00% 2/1/21 (FSA)                                                    0                            0
St. Michael Independent School District
#885
   5.00% 2/1/22 (FSA)                                              1,500,000                    1,558,995
   5.00% 2/1/24 (FSA)                                                725,000                      748,664
                                                                              -----------------------------
                                                                                               13,514,572
                                                                             -----------------------------

Single Family Housing Revenue Bonds
Dakota County Housing & Redevelopment
Authority Single Family
Mortgage Revenue 5.85% 10/1/30 (GNMA)
(FNMA) (AMT)                                                               0                            0
Minnesota State Housing Finance Agency
Single Family Housing
Series 1992-C2 6.15% 7/1/23 (AMT)                                    920,000                      922,585
Minnesota State Housing Finance
Agency Single Family Mortgage
  Series B 5.35% 1/1/33 (AMT)                                      1,145,000                    1,157,802
Minnesota State Housing Finance Agency
Single Family Mortgage
  Series J 5.90% 7/1/28 (AMT)                                        670,000                      689,825
                                                                             -----------------------------
                                                                                                2,770,212
                                                                             -----------------------------
State General Obligation Bonds
Minnesota State 5.00% 8/1/21                                       3,875,000                    4,069,951
&Minnesota State, Inverse Floater
ROLs 7.824% 11/1/17                                                  570,000                      631,936
                                                                             -----------------------------
                                                                                                4,701,887
                                                                             -----------------------------
Tax Increment / Special Assessment Bonds
Moorhead Economic Development Authority
Tax Increment Series A 5.25% 2/1/25 (MBIA)                           500,000                      529,535
                                                                             -----------------------------
                                                                                                  529,535
                                                                             -----------------------------

Territorial General Obligation Bonds
Puerto Rico Commonwealth Public I
mprovement Series A 5.50% 7/1/19 (MBIA)                            1,000,000                    1,151,650
University Virgin Islands Series A
  5.375% 6/1/34                                                            0                            0
                                                                             -----------------------------
                                                                                                1,151,650
                                                                             -----------------------------

Territorial Revenue Bonds
Puerto Rico Public Buildings Authority
Guaranteed Government Facilities
  Revenue Series D (Unrefunded Portion)
  5.25% 7/1/27                                                             0                            0
Virgin Islands Public Finance Authority
5.25% 10/1/23                                                        500,000                      525,375
                                                                             -----------------------------
                                                                                                  525,375
                                                                             -----------------------------
Total Municipal Bonds                                                                         160,848,783

Short Term Investments
o Variable Rate Demand Notes
City of St. Cloud 2.18% 2/1/16                                             0                            0
Midwest Consortium of Municipal Utilites
Series A 2.28% 1/1/25                                                250,000                      250,000
Minneapolis Block E Buildings Series A
2.13% 3/1/27                                                       1,250,000                    1,250,000
Minneapolis Library 2.13% 12/1/32                                    700,000                      700,000
Minneapolis Multifamily Housing Revenue
(Seven Corners Apartments Project)
2.23% 11/1/31                                                        300,000                      300,000
Minnesota State Higher Education ]
Facilities Authority (Carleton College)
  Series 5-G 2.13% 11/1/29                                           900,000                      900,000
                                                                             -----------------------------
Total Short Term Investments                                                                    3,400,000
                                                                             -----------------------------

                                                                             -----------------------------
Total Investments at Market                                                                 $ 164,248,783
                                                                             -----------------------------

Total Investments at Cost                                                                   $ 157,846,585

----------------------------------------------------------------------------------

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
VA - Insured by the Veterans Administration

§  Pre-Refunded  Bonds are municipals that are generally  backed or secured by
     U.S.  Treasury  bonds.  For  Pre-Refunded  Bonds,  the stated  maturity  is followed by the year in which the bond is pre-refunded.

&    An  inverse  floater  bond is a type  of bond  with  variable  or  floating interest rates that move in the opposite  direction of short-term  interest rates. Interest rate disclosed is in effect as of March 31, 2005.

o    Variable rate notes. The interest shown is the rate as of March 31, 2005.

/A/  No adjustments  are shown to the unaudited pro forma combined  portfolio of investments  due to the fact that upon  completion of the  acquisition,  no securities  would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and  restrictions.  However, the  foregoing  sentence  shall not  restrict in any way the ability of the investment advisor of any of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

          See Pro Forma Notes to Financial Statements

Delaware Investments Minnesota Municipal Income Fund II, Inc.
Pro Forma Portfolio of Investments(A)
As of March 31, 2005                                                   Delaware Investments Minnesota
(unaudited)                                                            Municipal Income Fund II, Inc.
                                                                             Pro Forma Combined
                                                                      Par                    Market Value
                                                --------------------------------------------------------------

Municipal Bonds
Airport Revenue Bonds
Minneapolis/St. Paul Metropolitan Airports
Commission Revenue Series A
   5.25% 1/1/16 (MBIA)                                                $1,000,000                   $1,078,730
   5.00% 1/1/22 (MBIA)                                                 3,000,000                    3,123,930
   5.125% 1/1/25 (FGIC)                                                  900,000                      928,557
   5.00% 1/1/28 (MBIA)                                                 2,120,000                    2,189,261
   5.00% 1/1/30 (AMBAC)                                                2,450,000                    2,483,908
Minneapolis/St. Paul Metropolitan Airports
Commission Revenue Series B
  5.25% 1/1/24 (FGIC) (AMT)                                            1,000,000                    1,030,150
Minneapolis/St. Paul Metropolitan Airports
Commission  Revenue Series C
  5.25% 1/1/32 (FGIC)                                                  6,000,000                    6,261,780
                                                                                 -----------------------------
                                                                                                   17,096,316
                                                                                 -----------------------------

City General Obligation Bonds
Metropolitan Council Minnesota
(Minneapolis/St. Paul Metropolitan Area)
  Series C 5.00% 2/1/22                                                1,000,000                    1,043,900
Moorhead Series B 5.00% 2/1/33 (MBIA)                                  3,250,000                    3,370,770
Willmar (Rice Memorial Hospital Project)
5.00% 2/1/32 (FSA)                                                     2,500,000                    2,582,425
                                                                                 -----------------------------
                                                                                                    6,997,095
                                                                                 -----------------------------

Continuing Care/Retirement Revenue Bonds
Minneapolis Health Care Facility Revenue
(Jones-Harrison Residence Project) 6.00%
10/1/27                                                                1,565,000                    1,489,285
Minnesota Agriculture & Economic
Development Board Revenue (Benedictine Health
Systems) 5.75% 2/1/29                                                    600,000                      585,060
Moorhead Economic Development Authority
Multifamily Revenue (Eventide Lutheran Home
Project) Series B 6.00% 6/1/18                                         1,000,000                    1,000,730
St. Paul Housing & Redevelopment
Authority Revenue (Franciscan Health Project)
5.40% 11/20/42 (GNMA)(FHA)                                             2,700,000                    2,814,831
                                                                                 -----------------------------
                                                                                                    5,889,906
                                                                                 -----------------------------

Corporate Backed Revenue Bonds
Anoka County Solid Waste Disposal National
Rural Co-Op Utility (United Power Association)
Series A 6.95% 12/1/08 (AMT)                                             560,000                      563,455
Burnsville Commonwealth Development
(Holiday Inn Project) 5.90% 4/1/08                                     1,430,000                    1,415,228
Cloquet Pollution Control Revenue
(Potlatch Corporation Project) 5.90% 10/1/26                           5,500,000                    5,543,120
Minneapolis Community Development Agency
Supported Development Revenue (Pajor Graphics)
Series 1(LOC US Bank NA) 6.75% 12/1/25 (AMT)                             865,000                      924,382
Sartell Environmental Improvement Revenue
(International Paper) Series A 5.20% 6/1/27                            1,000,000                    1,003,290
                                                                                 -----------------------------
                                                                                                    9,449,475
                                                                                 -----------------------------

Escrowed to Maturity Bonds
Dakota/Washington Counties Housing &
Redevelopment Authority Bloomington
  Single Family Residential Mortgage
Revenue 8.375% 9/1/21 (GNMA) (FHA) (AMT)                               8,055,000                   11,714,467
Southern Minnesota Municipal Power Agency
Series B
   5.50% 1/1/15 (AMBAC)                                                  390,000                      392,613
   5.75% 1/1/11 (FGIC)                                                 1,000,000                      999,910
St. Paul Housing & Redevelopment Authority
Sales Tax (Civic Center Project)
   5.55% 11/1/23                                                       2,300,000                    2,329,624
   5.55% 11/1/23 (MBIA)                                                4,200,000                    4,254,096
University of Minnesota Hospital & Clinics
6.75% 12/1/16                                                          2,580,000                    3,122,393
Western Minnesota Municipal Power Agency
6.625% 1/1/16                                                          1,535,000                    1,801,583

                                                                                 -----------------------------
                                                                                                   24,614,686
                                                                                 -----------------------------

Higher Education Revenue Bonds
Minnesota State Higher Education
Facilities Authority
  (College of St. Benedict) Series 5-W
  5.00% 3/1/20                                                         2,000,000                    2,050,500
  (College of St. Benedict) Series 5-W
  5.25% 3/1/24                                                           300,000                      309,888
  (St. Catherine College) Series 5-N1
  5.375% 10/1/32                                                       1,500,000                    1,561,935
  (St. Mary's University) Series 5-U
  4.80% 10/1/23                                                        1,400,000                    1,400,490
  (St.Thomas University) Series 4-A1
  5.625% 10/1/21                                                       2,010,000                    2,076,511
  (St. Thomas University) Series 5-Y
  5.25% 10/1/34                                                        1,500,000                    1,563,795
St. Cloud Housing & Redevelopment
Authority Revenue (State University
Foundation Project) 5.00% 5/1/23                                       1,000,000                    1,035,830
University of Minnesota Series A 5.50%
7/1/21                                                                 4,000,000                    4,559,360
                                                                                 -----------------------------
                                                                                                   14,558,309
                                                                                 -----------------------------

Hospital Revenue Bonds
Bemidji Hospital Facilities Revenue (
North County Health Services)
  5.00% 9/1/24 (RADIAN)                                                1,500,000                    1,541,085
Duluth Economic Development Authority
Health Care Facilities
  Revenue (Benedictine Health System -
St. Mary's Hospital) 5.25% 2/15/33                                     7,250,000                    7,359,983
Minneapolis Health Care System Revenue
(Allina Health Systems)
  Series A 5.75% 11/15/32                                              3,200,000                    3,386,944
Minneapolis Health Care System Revenue
(Fairview Health Services)
  Series A 5.625% 5/15/32                                              2,750,000                    2,898,308
Minnesota Agricultural & Economic
Development  Health Care System
  (Fairview Hospital) Series A 6.375%
  11/15/29                                                             6,300,000                    6,849,863
Minnesota Agricultural & Economic
Development Health Care System
  (Fairview Hospital) Series 97A 5.75%
  11/15/26 (MBIA)                                                      5,550,000                    5,956,703
Rochester Health Care Facilities Revenue
(Mayo Foundation) Series B 5.50% 11/15/27                               4,365,000                    4,632,094
Shakopee Health Care Facilities Revenue
(St. Francis Regional Medical Center)
5.25% 9/1/34                                                             810,000                      818,359
St. Louis Park Health Care Facilities
Revenue (Park Nicollet Health Services)
Series B 5.25% 7/1/30                                                  1,250,000                    1,270,038
St. Paul Housing & Redevelopment
Authority Health Care Facilities
  Revenue (Regions Hospital Project)
  5.30% 5/15/28                                                        1,000,000                    1,005,560
Waconia Health Care Facilities Revenue
(Ridgeview Medical Center Project) Series
A 6.10% 1/1/19 (RADIAN)                                                1,405,000                    1,534,246
                                                                                 -----------------------------
                                                                                                   37,253,183
                                                                                 -----------------------------

Miscellaneous Revenue Bonds
Minneapolis Art Center Facilities Revenue
(Walker Art Center Project) 5.125% 7/1/21                              4,250,000                    4,422,593
Minneapolis Community Development Agency
(Supported Development Revenue Limited
Tax Common Bond Fund) Series G1 5.70%
12/1/19                                                                1,100,000                    1,225,444
Minneapolis Community Development Agency
(Supported Development Revenue Limited Tax
Common Bond Fund) Series G-3 5.45% 12/1/31                             1,000,000                    1,046,740
Minneapolis Community Development Agency
(Supported Development Revenue Limited Tax
Common Bond Fund) Series 5 5.70% 12/1/27                                 375,000                      381,795
                                                                                 -----------------------------
                                                                                                    7,076,572
                                                                                 -----------------------------

Multifamily Housing Revenue Bonds
Chanhassen Multifamily Housing Revenue
(Heritage Park Project-Section 8) 6.20%
7/1/30 (FHA) (AMT)                                                     1,105,000                    1,141,454
Harmony Multifamily Housing Revenue
Refunding Section 8 (Zedakah Foundation
Project) Series A 5.95% 9/1/20                                         1,000,000                      847,950
Minneapolis Multifamily Housing Revenue
Gaar Scott Loft Project) 5.95% 5/1/30 (AMT)                              975,000                    1,029,785
Minneapolis Multifamily Housing Revenue
(Olson Townhomes Project)
  6.00% 12/1/19 (AMT)                                                    965,000                      943,307
Minneapolis Multifamily Housing Revenue
(Seward Towers Project)
  5.00% 5/20/36 (GNMA)                                                 2,000,000                    2,018,580
Minneapolis Multifamily Housing Revenue
)Sumner Housing Project)
  Series A 5.15% 2/20/45 (GNMA) (AMT)                                  3,575,000                    3,586,868
Minnesota State Housing Finance Agency
Series A 5.00% 2/1/35 (AMT)                                            1,000,000                      983,930
Minnesota State Housing Finance Agency
Series D 5.95% 2/1/18 (MBIA)                                             155,000                      158,257
Southeastern Minnesota Multi County
Housing & Redevelopment
  Authority (Winona County) 5.35% 1/1/28                               1,170,000                    1,177,699
Stillwater Multifamily Housing Revenue
(Stillwater Cottages Project)
  (Orleans Homes Number One) 7.25%
11/1/27 (AMT)                                                          1,540,000                    1,490,951
Washington County Housing &
Redevelopment Authority Governmental
  Revenue (Woodland Park Apartments
Project) 4.70% 10/1/32                                                 1,000,000                    1,001,940
                                                                                 -----------------------------
                                                                                                   14,380,721
                                                                                 -----------------------------

Municipal Lease Revenue Bonds
Andover Economic Development Authority
Public Facilities Lease Revenue (Andover
Community Center)5.125% 2/1/24                                           500,000                      508,850
Andover Economic Development Authority
Public Facilities Lease Revenue (Andover
Community Center)5.20% 2/1/29                                          1,000,000                    1,018,000
Minneapolis Development Revenue
(Limited Tax Supported Common Bond Fund)
5.50% 12/1/24 (AMT)                                                    1,000,000                    1,043,730
St. Paul Port Authority Lease Revenue
(Cedar Street Office Building Project)
   5.00% 12/1/22                                                       2,385,000                    2,483,429
   5.125% 12/1/27                                                      1,000,000                    1,044,890
   5.25% 12/1/27                                                       4,800,000                    5,057,664
St. Paul Port Authority Lease Revenue
(Robert Street Office Building Project)
5.00% 12/1/27                                                          3,045,000                    3,160,619
St. Paul Port Authority Lease Revenue
(Robert Street Office Building Project)
Series 9 5.25% 12/1/27                                                 2,000,000                    2,115,360
                                                                                 -----------------------------
                                                                                                   16,432,542
                                                                                   -----------------------------

Parking Revenue Bonds
St. Paul Housing & Redevelopment
Authority Parking Revenue (Block
  19 Ramp Project) Series A 5.35%
  8/1/29 (FSA)                                                         3,350,000                    3,565,775
                                                                                 -----------------------------
                                                                                                    3,565,775
                                                                                 -----------------------------

Political Subdivision General Obligation
Bonds
Hennepin County Series B 5.00% 12/1/18                                 2,300,000                    2,433,745
Hennepin Regional Railroad Authority
5.00% 12/1/26                                                          3,500,000                    3,599,680
Metropolitan Council Waste Water
Treatment Series B 5.00% 12/1/21                                       2,000,000                    2,118,600
Minneapolis Sports Arena Project 5.125%
10/1/20                                                                  750,000                      782,033
Washington County Housing & Redevelopment
Authority Series B
   5.50% 2/1/22 (MBIA)                                                 1,705,000                    1,814,018
   5.50% 2/1/32 (MBIA)                                                 2,140,000                    2,265,190
                                                                                 -----------------------------
                                                                                                   13,013,266
                                                                                 -----------------------------

§Pre-Refunded Bonds
Esko Independent School District #99
5.65% 4/1/12-05 (FSA)                                                    550,000                      550,000
Esko Independent School District #99
5.75% 4/1/17-05 (FSA)                                                  1,645,000                    1,645,000
Hawley Independent School District #150
Series A 5.75% 2/1/17-06 (FSA)                                         1,000,000                    1,025,020
Minneapolis/St. Paul Housing &
Redevelopment Authority Health Care
Systems (Children's Health Care) Series A
5.50% 8/15/25-05 (FSA)                                                 1,400,000                    1,444,114
Minnesota Public Facilities Authority
Water Pollution Control Revenue
  Series B 5.40% 3/1/15                                                2,200,000                    2,256,452
Puerto Rico Commonwealth 6.00% 7/1/26-07                               1,000,000                    1,083,230
Puerto Rico Commonwealth Public
Improvement Series A 5.00% 7/1/27-12                                   1,250,000                    1,356,163
Puerto Rico Electric Power Authority
Power Revenue Series Z 5.25% 7/1/21                                    1,500,000                    1,511,100
Puerto Rico Highway & Transportation
Authority Revenue Series Y
  5.50% 7/1/26-06                                                      2,000,000                    2,100,480
Puerto Rico Public Buildings Authority
Series D 5.25% 7/1/27-12                                               1,470,000                    1,594,670
Rosemount Independent School District
#196 Series A 5.70% 4/1/12-06                                          1,270,000                    1,307,148
Southern Minnesota Municipal Power Agency
Supply Revenue Series A
  5.75% 1/1/18-05                                                      3,715,000                    3,996,337
St. Francis Independent School District
#15 Series A 6.30% 2/1/11-06 (FSA)                                     1,250,000                    1,286,888
                                                                                 -----------------------------
                                                                                                   21,156,602
                                                                                 -----------------------------

Public Power Revenue Bonds
Chaska Electric Revenue Series A 6.00%
10/1/25-10                                                             1,000,000                    1,093,430
Minnesota State Municipal Power Agency
Series A
   5.00% 10/1/34                                                       6,500,000                    6,608,160
   5.25% 10/1/19                                                       1,610,000                    1,716,614
Rochester Electric Utility Revenue 5.25%
12/1/30 (AMBAC)                                                          600,000                      631,968
&Southern Minnesota Municipal Power Agency
Supply System Revenue, Inverse Floater
ROLs Series II-R-189-3 8.096% 1/1/14 (AMBAC)                           7,000,000                    8,405,248
&Southern Minnesota Municipal Power
Agency Supply System Revenue, Inverse
Floater ROLs Series II-R-189 8.096%
1/1/15 (AMBAC)                                                         1,500,000                    1,821,840
Southern Minnesota Municipal Power Agency
Supply System Revenue
  Series A
   5.00% 1/1/12 (AMBAC)                                                1,000,000                    1,081,000
   5.00% 1/1/13 (MBIA)                                                 1,000,000                    1,080,890
   5.25% 1/1/15 (AMBAC)                                                1,270,000                    1,406,246
   5.25% 1/1/16 (AMBAC)                                                1,500,000                    1,658,970
Western Minnesota Municipal Power Agency
Series A 5.00% 1/1/30 (MBIA)                                           3,000,000                    3,101,970
Western Minnesota Municipal Power Agency
Series B 5.00% 1/1/15 (MBIA)                                           1,365,000                    1,475,947
                                                                                 -----------------------------
                                                                                                   30,082,283
                                                                                 -----------------------------

School District General Obligation Bonds
Centennial Independent School District
#012 Series A 5.00% 2/1/20 (FSA)                                         800,000                      836,808
Elk River Independent School District
#728 5.00% 2/1/16 (FGIC)                                               1,500,000                    1,615,200
Farmington Independent School District
#192 5.00% 2/1/23 (FSA)                                                2,280,000                    2,372,956
Farmington Independent School District
#192 Series B 5.00% 2/1/27 (FSA)                                       1,500,000                    1,564,425
Lakeville Independent School District
#194 Series A 4.75% 2/1/22 (FSA)                                       2,000,000                    2,045,180
Minneapolis Special School District
#001 5.00% 2/1/19 (FSA)                                                1,675,000                    1,769,872
Morris Independent School District
#769 5.00% 2/1/28 (MBIA)                                               3,750,000                    3,883,687
Mounds View Independent School District
#621 5.00% 2/1/23 (FSA)                                                2,020,000                    2,106,941
Princeton Independent School District
#477 Series A 5.00% 2/1/24 (FSA)                                       1,000,000                    1,049,450
Robbinsdale Independent School District
#281 5.00% 2/1/21 (FSA)                                                  500,000                      521,165
St. Michael Independent School District
#885
   5.00% 2/1/22 (FSA)                                                  2,000,000                    2,078,660
   5.00% 2/1/24 (FSA)                                                  1,125,000                    1,161,720
                                                                                 -----------------------------
                                                                                                   21,006,064
                                                                                 -----------------------------

Single Family Housing Revenue Bonds
Dakota County Housing & Redevelopment
Authority Single Family
Mortgage Revenue 5.85% 10/1/30 (GNMA)
(FNMA) (AMT)                                                              42,000                       42,926
Minnesota State Housing Finance Agency
Single Family Housing
Series 1992-C2 6.15% 7/1/23 (AMT)                                      1,560,000                    1,569,740
Minnesota State Housing Finance
Agency Single Family Mortgage
  Series B 5.35% 1/1/33 (AMT)                                          1,145,000                    1,157,802
Minnesota State Housing Finance Agency
Single Family Mortgage
  Series J 5.90% 7/1/28 (AMT)                                          1,455,000                    1,498,053
                                                                                 -----------------------------
                                                                                                    4,268,521
                                                                                 -----------------------------
State General Obligation Bonds
Minnesota State 5.00% 8/1/21                                           5,025,000                    5,277,808
&Minnesota State, Inverse Floater
ROLs 7.824% 11/1/17                                                      570,000                      631,936
                                                                                 -----------------------------
                                                                                                    5,909,744
                                                                                 -----------------------------
Tax Increment / Special Assessment Bonds
Moorhead Economic Development Authority
Tax Increment Series A 5.25% 2/1/25 (MBIA)                             1,000,000                    1,059,070
                                                                                 -----------------------------
                                                                                                    1,059,070
                                                                                 -----------------------------

Territorial General Obligation Bonds
Puerto Rico Commonwealth Public I
mprovement Series A 5.50% 7/1/19 (MBIA)                                1,000,000                    1,151,650
University Virgin Islands Series A
  5.375% 6/1/34                                                          500,000                      520,070
                                                                                 -----------------------------
                                                                                                    1,671,720
                                                                                 -----------------------------

Territorial Revenue Bonds
Puerto Rico Public Buildings Authority
Guaranteed Government Facilities
  Revenue Series D (Unrefunded Portion)
  5.25% 7/1/27                                                           530,000                      554,990
Virgin Islands Public Finance Authority
5.25% 10/1/23                                                            500,000                      525,375
                                                                                 -----------------------------
                                                                                                    1,080,365
                                                                                 -----------------------------
Total Municipal Bonds                                                                             256,562,215

Short Term Investments
o Variable Rate Demand Notes
City of St. Cloud 2.18% 2/1/16                                           550,000                      550,000
Midwest Consortium of Municipal Utilites
Series A 2.28% 1/1/25                                                    500,000                      500,000
Minneapolis Block E Buildings Series A
2.13% 3/1/27                                                           1,250,000                    1,250,000
Minneapolis Library 2.13% 12/1/32                                      1,000,000                    1,000,000
Minneapolis Multifamily Housing Revenue
(Seven Corners Apartments Project)
2.23% 11/1/31                                                            300,000                      300,000
Minnesota State Higher Education ]
Facilities Authority (Carleton College)
  Series 5-G 2.13% 11/1/29                                               900,000                      900,000
                                                                                 -----------------------------
Total Short Term Investments                                                                        4,500,000
                                                                                 -----------------------------

                                                                                 -----------------------------
Total Investments at Market                                                                     $ 261,062,215
                                                                                 -----------------------------

Total Investments at Cost                                                                       $ 212,987,833
                                                                                 -----------------------------
Total Market Value                                                                             261,062,215.00

----------------------------------------------------------------------------------

AMBAC - Insured by the AMBAC Assurance Corporation
AMT - Subject to Alternative Minimum Tax
FGIC - Insured by the Financial Guaranty Insurance Company
FHA - Insured by the Federal Housing Administration
FNMA - Insured by the Federal National Mortgage Association
FSA - Insured by Financial Security Assurance
GNMA - Insured by Government National Mortgage Association
LOC - Letter of Credit
MBIA - Insured by the Municipal Bond Insurance Association
RADIAN - Insured by Radian Asset Assurance
ROLs - Residual Option Longs
VA - Insured by the Veterans Administration

§  Pre-Refunded  Bonds are municipals that are generally  backed or secured by
     U.S.  Treasury  bonds.  For  Pre-Refunded  Bonds,  the stated  maturity  is followed by the year in which the bond is pre-refunded.

&    An  inverse  floater  bond is a type  of bond  with  variable  or  floating interest rates that move in the opposite  direction of short-term  interest rates. Interest rate disclosed is in effect as of March 31, 2005.

o    Variable rate notes. The interest shown is the rate as of March 31, 2005.

/A/  No adjustments  are shown to the unaudited pro forma combined  portfolio of investments  due to the fact that upon  completion of the  acquisition,  no securities  would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and  restrictions.  However, the  foregoing  sentence  shall not  restrict in any way the ability of the investment advisor of any of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

          See Pro Forma Notes to Financial Statements

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Statement of Assets and Liabilities
As of March 31, 2005
(unaudited)

                                                           Delaware Investments
                                                   Minnesota Municipal Income Fund, Inc.
                                               ----------------------------------------------
Assets

Investments, at market value                                                    $ 57,041,201
Cash                                                                                  10,173
Receivable for securities sold                                                       108,401
Interest receivable                                                                  721,469
                                               ----------------------------------------------
         Total Assets                                                             57,881,244
                                               ----------------------------------------------

Liabilities

Accrued expenses and other liabilities                                               112,966
Acquisition costs payable                                                                  -
Payable for securities purchased                                                      30,684

                                               ----------------------------------------------
         Total Liabilities                                                           143,650

Liquidation Value of Preferred Stock                                              20,000,000

                                               ----------------------------------------------
Net Assets                                                                      $ 37,737,594
                                               ==============================================

Investment at Cost                                                              $ 55,141,248

Analysis of Net Assets

Accumulated paid in capital                                                     $ 35,426,619
Undistributed net investment income                                                  389,101
Accumulated net realized loss on investments                                          21,921
Unrealized appreciation of investments                                             1,899,953
                                               ----------------------------------------------
Net Assets                                                                      $ 37,737,594
                                               ==============================================

Net Assets                                                                      $ 37,737,594

Outstanding Common Shares                                                          2,594,700

Net asset value per common share:                                                     $14.54

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Statement of Assets and Liabilities
As of March 31, 2005
(unaudited)

                                                           Delaware Investments
                                                 Minnesota Municipal Income Fund III, Inc.
                                               ----------------------------------------------
Assets

Investments, at market value                                                    $ 39,772,231
Cash                                                                               1,469,634
Receivable for securities sold                                                         5,067
Interest receivable                                                                  623,454
                                               ----------------------------------------------
         Total Assets                                                             41,870,386
                                               ----------------------------------------------

Liabilities

Accrued expenses and other liabilities                                               106,822
Acquisition costs payable                                                                  -
Payable for securities purchased                                                   1,043,819

                                               ----------------------------------------------
         Total Liabilities                                                         1,150,641

Liquidation Value of Preferred Stock                                              15,000,000

                                               ----------------------------------------------
Net Assets                                                                      $ 25,719,745
                                               ==============================================

Investment at Cost                                                              $ 38,128,090

Analysis of Net Assets

Accumulated paid in capital                                                     $ 23,648,910
Undistributed net investment income                                                  522,026
Accumulated net realized loss on investments                                         (95,332)
Unrealized appreciation of investments                                             1,644,141
                                               ----------------------------------------------
Net Assets                                                                      $ 25,719,745
                                               ==============================================

Net Assets                                                                      $ 25,719,745

Outstanding Common Shares                                                          1,837,200

Net asset value per common share:                                                     $14.00

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Statement of Assets and Liabilities
As of March 31, 2005
(unaudited)

                                                             Delaware Investments                        Pro Forma
                                                   Minnesota Municipal Income Fund II, Inc.             Adjustments
                                               --------------------------------------------------------------------------
Assets

Investments, at market value                                                      $ 164,248,783                      $ -
Cash                                                                                    621,277                 (219,788)/A/
Receivable for securities sold                                                        2,451,314                        -
Interest receivable                                                                   2,525,220                        -
                                                ------------------------------------------------   ----------------------
         Total Assets                                                               169,846,594                 (219,788)
                                                ------------------------------------------------   ----------------------

Liabilities

Accrued expenses and other liabilities                                                  326,746                 (219,788)/A/
Acquisition costs payable                                                                     -                  225,000 /A/,/B/
Payable for securities purchased                                                      1,561,973                        -

                                                ------------------------------------------------   ----------------------
         Total Liabilities                                                            1,888,719                    5,212

Liquidation Value of Preferred Stock                                                 60,000,000                        -

                                                ------------------------------------------------   ----------------------
Net Assets                                                                        $ 107,957,875               $ (225,000)
                                                ================================================   ======================

Investment at Cost                                                                $ 157,846,585                      $ -

Analysis of Net Assets

Accumulated paid in capital                                                        $ 99,710,000                      $ -
Undistributed net investment income                                                   2,250,617                 (225,000)/A/,/B/
Accumulated net realized loss on investments                                           (404,940)                       -
Unrealized appreciation of investments                                                6,402,198                        -
                                                ------------------------------------------------   ----------------------
Net Assets                                                                        $ 107,957,875               $ (225,000)
                                                ================================================   ======================

Net Assets                                                                        $ 107,957,875               $ (225,000)

Outstanding Common Shares                                                             7,252,200                 (176,230)

Net asset value per common share:                                                        $14.89

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Statement of Assets and Liabilities
As of March 31, 2005
(unaudited)                                                  Delaware Investments
                                                   Minnesota Municipal Income Fund II, Inc.
                                                                  Pro Forma
                                                                  Combined
                                               ------------------------------------------------
Assets

Investments, at market value                                                      $261,062,215
Cash                                                                                 1,881,296
Receivable for securities sold                                                       2,564,782
Interest receivable                                                                  3,870,143
                                               ------------------------------------------------
         Total Assets                                                              269,378,436
                                               ------------------------------------------------

Liabilities

Accrued expenses and other liabilities                                                 326,746
Acquisition costs payable                                                              225,000
Payable for securities purchased                                                     2,636,476
                                               ------------------------------------------------

         Total Liabilities                                                           3,188,222

Liquidation Value of Preferred Stock                                                95,000,000
                                               ------------------------------------------------
Net Assets                                                                       $ 171,190,214
                                               ================================================

Investment at Cost                                                                 251,115,923

Analysis of Net Assets

Accumulated paid in capital                                                        158,785,529
Undistributed net investment income                                                  2,936,744
Accumulated net realized loss on investments                                          (478,351)
Unrealized appreciation of investments                                               9,946,292
                                               ------------------------------------------------
Net Assets                                                                       $ 171,190,214
                                               ================================================

Net Assets                                                                       $ 171,190,214

Outstanding Common Shares                                                           11,507,870

Net asset value per common share:                                                       $14.88/C/

/A/  Under the Plans, Delaware Investments Minnesota Municipal Income Fund, Inc.
     and Delaware Investments  Minnesota Municipal Income III, Inc. will deliver to Delaware Minnesota  Municipal Income Fund II, Inc. at the Closing all of
     their  existing  assets except for cash,  bank deposits or cash  equivalent securities  in an  estimated  amount  nessary  to:  (i) pay the  costs  and expenses  of carrying  out the Plans,  which  costs and  expenses  shall be established on their books as liability  reserves;  (ii)  discharges  their unpaid  liabilities  on their books at the Closing Date; and (iii) pay such contingent  liabilities as their Board of Directors or their officers shall reasonably deem to exist, if any, at the Closing Date, for which contingent and other  appropriate  liability  reserves  shall be  established on their books.

/B/  Adjustments  reflect  the  costs  of  carrying  out the  Plans,  which  are estimated to be approximately  $300,000,  of which $75,000 will be borne by each Fund.

/C/  As a result  of the  expenses  of the  Acquisition  borne by each  Fund and rounding  certain  calculations,  the net  asset  value  per  share  of the
     Acquiring Fund Common Shares after the  Acquisition,  as shown in the table above,  is $0.01  less than the net asset per share of the  Acquiring  Fund
     Common Shares before the Acquisition.  At the Closing,  holders of Acquired
     Fund Common Shares will receive Acquiring Fund Common Shares that will have an aggregate  net asset value equal to the aggregate net asset value of the
     Acquired Fund Common Shares previously held by such shareholders.

See Pro Forma Notes to Financial Statements

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Statement of Operations
For the Twelve Months Ended March 31, 2005
(Unaudited)

                                                               Delaware Investments
                                                      Minnesota Municipal Income Fund, Inc.
                                                  -----------------------------------------------

Investment Income
       Interest income                                                               $ 2,805,252
                                                  -----------------------------------------------

Expenses
       Management fees                                                                   232,006
       Accounting and administration expenses                                             85,000
       Remarketing agent fees                                                             50,354
       Dividend disbursing and transfer agent
       fees and expenses                                                                  40,318
       Legal and professional fees                                                        38,703
       Rating agency fees                                                                  9,000
       Reports and statements to shareholders                                              7,387
       Taxes (other than taxes on income)                                                  6,948
       Directors' fees                                                                     4,571
       Pricing fees                                                                        3,454
       Custodian fees                                                                      2,279
       Stock exchange fees                                                                 2,258
       Other                                                                                 995
                                                  -----------------------------------------------
                                                                                         483,273
       Less expenses paid indirectly                                                      (2,197)
                                                  -----------------------------------------------
       Total expenses                                                                    481,076
                                                  -----------------------------------------------

Net Investment Income                                                                  2,324,176
                                                  -----------------------------------------------

Net Realized and Unrealized Gain/(Loss) on
Investments:
       Net realized gain (loss) on investments                                           268,227
       Change in unrealized appreciation/
       (depreciation) of investments                                                  (1,027,949)
                                                  -----------------------------------------------
Net Realized and Unrealized Loss on Investments                                         (759,722)

Dividends on Preferred Stock                                                            (305,320)
                                                  -----------------------------------------------
Change in Net Assets Resulting from Operations                                       $ 1,259,134
                                                  ===============================================

/A/  Adjustment to reflect appropriate expense levels by merging the funds.

See Pro Forma Notes to Financial Statements

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Statement of Operations
For the Twelve Months Ended March 31, 2005
(Unaudited)

                                                               Delaware Investments
                                                    Minnesota Municipal Income Fund III, Inc.
                                                  -----------------------------------------------

Investment Income
       Interest income                                                               $ 2,110,341
                                                  -----------------------------------------------

Expenses
       Management fees                                                                   163,520
       Accounting and administration expenses                                             60,500
       Remarketing agent fees                                                             37,070
       Dividend disbursing and transfer agent
       fees and expenses                                                                  21,842
       Legal and professional fees                                                        32,198
       Rating agency fees                                                                  9,417
       Reports and statements to shareholders                                              7,868
       Taxes (other than taxes on income)                                                  3,760
       Directors' fees                                                                     3,915
       Pricing fees                                                                        2,192
       Custodian fees                                                                      1,728
       Stock exchange fees                                                                 1,595
       Other                                                                               1,444
                                                  -----------------------------------------------
                                                                                         347,049
       Less expenses paid indirectly                                                      (1,712)
                                                  -----------------------------------------------
       Total expenses                                                                    345,337
                                                  -----------------------------------------------

Net Investment Income                                                                  1,765,004
                                                  -----------------------------------------------

Net Realized and Unrealized Gain/(Loss) on
Investments:
       Net realized gain (loss) on investments                                           114,703
       Change in unrealized appreciation/
       (depreciation) of investments                                                    (762,302)
                                                  -----------------------------------------------
Net Realized and Unrealized Loss on Investments                                         (647,599)

Dividends on Preferred Stock                                                            (235,128)
                                                  -----------------------------------------------
Change in Net Assets Resulting from Operations                                         $ 882,277
                                                  ===============================================

/A/  Adjustment to reflect appropriate expense levels by merging the funds.

See Pro Forma Notes to Financial Statements

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Statement of Operations
For the Twelve Months Ended March 31, 2005
(Unaudited)

                                                                Delaware Investments                       Pro Forma
                                                      Minnesota Municipal Income Fund II, Inc.            Adjustments
                                                  -------------------------------------------------     -----------------

Investment Income
       Interest income                                                                 $ 8,517,640                   $ -
                                                  -------------------------------------------------     -----------------

Expenses
       Management fees                                                                     674,164
       Accounting and administration expenses                                               85,000               (96,821)/A/
       Remarketing agent fees                                                              150,815
       Dividend disbursing and transfer agent
       fees and expenses                                                                    58,423               (44,318)/A/
       Legal and professional fees                                                          47,348               (61,704)/A/
       Rating agency fees                                                                    6,416               (11,583)/A/
       Reports and statements to shareholders                                               22,481                (3,000)/A/
       Taxes (other than taxes on income)                                                   17,237
       Directors' fees                                                                       7,953
       Pricing fees                                                                          5,973                (5,646)/A/
       Custodian fees                                                                        4,888                (1,505)/A/
       Stock exchange fees                                                                   6,282
       Other                                                                                 2,988
                                                  -------------------------------------------------     -----------------
                                                                                         1,089,968              (224,577)
       Less expenses paid indirectly                                                        (4,763)                1,505 /A/
                                                  -------------------------------------------------     -----------------
       Total expenses                                                                    1,085,205              (223,072)
                                                  -------------------------------------------------     -----------------

Net Investment Income                                                                    7,432,435               223,072
                                                  -------------------------------------------------     -----------------

Net Realized and Unrealized Gain/(Loss) on
Investments:
       Net realized gain (loss) on investments                                             257,523                     -
       Change in unrealized appreciation/
       (depreciation) of investments                                                    (2,017,417)                    -
                                                  -------------------------------------------------     -----------------
Net Realized and Unrealized Loss on Investments                                         (1,759,894)                    -

Dividends on Preferred Stock                                                              (927,702)
                                                  -------------------------------------------------     -----------------
Change in Net Assets Resulting from Operations                                         $ 4,744,839             $ 223,072
                                                  =================================================     =================

/A/  Adjustment to reflect appropriate expense levels by merging the funds.

See Pro Forma Notes to Financial Statements

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Statement of Operations
For the Twelve Months Ended March 31, 2005
(Unaudited)
                                                                Delaware Investments
                                                      Minnesota Municipal Income Fund II, Inc.
                                                                     Pro Forma
                                                                      Combined
                                                  -------------------------------------------------

Investment Income
       Interest income                                                                $ 13,433,233
                                                  -------------------------------------------------

Expenses
       Management fees                                                                   1,069,690
       Accounting and administration expenses                                              133,679
       Remarketing agent fees                                                              238,239
       Dividend disbursing and transfer agent
       fees and expenses                                                                    76,265
       Legal and professional fees                                                          56,545
       Rating agency fees                                                                   13,250
       Reports and statements to shareholders                                               34,736
       Taxes (other than taxes on income)                                                   27,945
       Directors' fees                                                                      16,439
       Pricing fees                                                                          5,973
       Custodian fees                                                                        7,390
       Stock exchange fees                                                                  10,135
       Other                                                                                 5,427
                                                  -------------------------------------------------
                                                                                         1,695,713
       Less expenses paid indirectly                                                        (7,167)
                                                  -------------------------------------------------
       Total expenses                                                                    1,688,546
                                                  -------------------------------------------------

Net Investment Income                                                                   11,744,687
                                                  -------------------------------------------------

Net Realized and Unrealized Gain/(Loss) on
Investments:
       Net realized gain (loss) on investments                                             640,453
       Change in unrealized appreciation/
       (depreciation) of investments                                                    (3,807,668)
                                                  -------------------------------------------------
Net Realized and Unrealized Loss on Investments                                         (3,167,215)

Dividends on Preferred Stock                                                            (1,468,150)
                                                  -------------------------------------------------
Change in Net Assets Resulting from Operations                                         $ 7,109,322
                                                  =================================================

/A/  Adjustment to reflect appropriate expense levels by merging the funds.

See Pro Forma Notes to Financial Statements

Delaware Investments Minnesota Municipal Income Fund II, Inc.
PRO FORMA COMBINED
Annual Fund Operating Expenses (as a percentage of net assets attributable to Common Shares)
As of March 31, 2005
(Unaudited)

                                     Delaware Investments                  Delaware Investments
                               Minnesota Municipal Income Fund, Inc.  Minnesota Municipal Income Fund III, Inc.
                               -------------------------------------  -----------------------------------------

Management fees                             0.61%                               0.63%

Dividends to Preferred Shares               0.81%                               0.90%

Other expenses                              0.66%                               0.70%
                               -------------------------------------  -----------------------------------------

Total fund operating
expenses                                    2.08%                               2.23%
                               -------------------------------------  -----------------------------------------

                                                                                          Delaware Investments
                                                                                 Minnesota Municipal Income Fund II, Inc.
                                         Delaware Investments                                  Pro Forma
                                Minnesota Municipal Income Fund II, Inc.                       Combined
                               -----------------------------------------       -----------------------------------------

Management fees                              0.62%                                         0.62%

Dividends to Preferred Shares                0.86%                                         0.85%

Other expenses                               0.38%                                         0.36%
                               -----------------------------------------       -----------------------------------------

Total fund operating
expenses                                     1.86%                                         1.83%
                               -----------------------------------------       -----------------------------------------

Delaware Investments Minnesota Municipal Income Fund II, Inc.
Pro Forma Notes to Financial Statements
March 31, 2005 (Unaudited)

Delaware  Investments  Minnesota  Municipal Income Fund II, Inc. (the "Fund") is
organized  as a  Minnesota  corporation.  The Fund is a  diversified  closed-end management  investment  company  under the  Investment  Company Act of 1940,  as amended.  The Fund's common  shares trade on the American  Stock  Exchange.  The
Fund's preferred shares are traded privately through a remarketing agent.

The  investment  objective of the Fund is to provide  current income exempt from both  regular  federal  income tax and  Minnesota  state  personal  income  tax, consistent  with the  preservation  of  capital.  The Fund seeks to achieve  its investment  objective by investing  substantially  all (in excess of 80%) of its net assets in investment grade, tax-exempt Minnesota municipal obligations.

1.   Basis of Pro forma Presentation
The accompanying pro forma financial statements are presented to show the effect of the proposed  acquisitions of Delaware Investments Minnesota Municipal Income
Fund, Inc. and Delaware Investments Minnesota Municipal Income Fund III, Inc. by
the Fund, as if such acquisitions had taken place as of April 1, 2004.

Under the terms of the Agreements and Plans of  Acquisition,  the combination of
Delaware Investments Minnesota Municipal Income Fund, Inc., Delaware Investments
Minnesota  Municipal Income Fund III, Inc. and the Fund will be accounted for by a method of  accounting  for  tax-free  mergers  of  investment  companies.  The acquisitions would be accomplished by an acquisition of substantially all of the assets of  Delaware  Investments  Minnesota  Municipal  Income  Fund,  Inc.  and
Delaware Investments  Minnesota Municipal Income Fund III, Inc., in exchange for common  shares of the Fund of  equivalent  aggregate  net asset  value (or,  for preferred  shares,  for the same  number of  preferred  shares  having  the same liquidation preference). The statement of assets and liabilities and the related statement of operations of Delaware Investments Minnesota Municipal Income Fund,
Inc.,  Delaware  Investments  Minnesota  Municipal Income Fund III, Inc. and the
Fund have been combined as of and for the twelve months ended March 31, 2005.

The  accompanying pro forma financial  statements  should be read in conjunction with the financial statements of Delaware Investments Minnesota Municipal Income
Fund, Inc., Delaware  Investments  Minnesota Municipal Income Fund III, Inc. and
the Fund included in their annual report dated March 31, 2005.

The following notes refer to the accompanying pro forma financial  statements as if the above-mentioned  acquisition of Delaware Investments  Minnesota Municipal
Income Fund, Inc.,  Delaware  Investments  Minnesota  Municipal Income Fund III,
Inc. and the Fund had taken place as of April 1, 2004.

2.   Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security  Valuation - Long-term  debt  securities  are valued by an  independent pricing  service and such prices are  believed to reflect the fair value of such securities.  Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates  market value. Other securities and assets for which market  quotations are not readily available are valued at fair value as  determined  in good faith under the  direction  of the Fund's Board of
Directors.

Federal  Income  Taxes - The Fund  intends to  continue  to qualify  for federal income tax  purposes as a regulated  investment  company and make the  requisite distributions  to  shareholders.  Accordingly,  no provision for federal  income taxes has been made in the financial statements.

Use of Estimates - The  preparation of financial  statements in conformity  with
U.S.  generally  accepted  accounting  principles  requires  management  to make estimates  and  assumptions  that  affect  the  reported  amounts  of assets and liabilities at the date of the financial  statements and the reported amounts of revenues and expenses during the reporting  period.  Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware  Investments  Family of
Funds  are  allocated  amongst  the funds on the basis of  average  net  assets.
Management fees and some other expenses are paid monthly.  Security transactions are recorded on the date the  securities  are  purchased  or sold (trade  date).
Costs used in  calculating  realized  gains and losses on the sale of investment securities  are  those of the  specific  securities  sold.  Interest  income  is recorded on the accrual basis.  Discounts and premiums are amortized to interest income over the lives of the respective  securities.  The Fund declares and pays dividends from net investment income monthly and declares and pays distributions from net realized gain on investments,  if any, annually.  In addition, in order to satisfy certain distribution  requirements of the Tax Reform Act of 1986, the
Fund may declare  special  year-end  dividend  and capital  gains  distributions during  November or December to  shareholders of record on a date in such month.
Such  distributions,  if received by  shareholders  by January 31, are deemed to have been paid by the Fund and  received by  shareholders  on the earlier of the date paid or December 31 of the prior year.

The Fund  receives  earnings  credits  from its  custodian  when  positive  cash balances are  maintained,  which are used to offset  custody fees.  The earnings credits for the twelve  months ended March 31, 2005 were  approximately  $7,167.
The expense paid under the above arrangement is included in the "custodian fees"
expense  caption on the Statement of Operations with the  corresponding  expense offset shown as "expenses paid indirectly."

3.   Investment  Management,  Administration  Agreements and Other  Transactions
     with Affiliates
In accordance with the terms of its investment  management  agreement,  the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business
Trust and the  investment  manager,  an annual fee of 0.40% which is  calculated daily  based  on the  average  daily  net  assets  of the  Fund,  excluding  the liquidation value of preferred stock that may be outstanding.

The Fund has engaged Delaware Service Company,  Inc. (DSC), an affiliate of DMC, to provide accounting and administration services which are based on average net assets and paid on a monthly basis, subject to certain minimums.

Certain officers of DMC and DSC are officers and/or directors of the Fund. These officers and directors are paid no compensation by the Fund.

4.   Capital Stock
Pursuant to the articles of  incorporation,  the Fund has 200 million  shares of
$0.01 par value common shares authorized. The Fund did not repurchase any shares under the Share  Repurchase  Program  during the twelve  months  ended March 31,
2005. Shares issuable under the Fund's dividend  reinvestment plan are purchased by the Fund's transfer agent, Mellon Investor Services, LLC, in the open market.

The Fund has one million shares of $0.01 par value Preferred Shares  authorized.
Under  resolutions  adopted by the Board of Directors,  the Fund has issued 600,
600, 400 and 300 of Series A, B, C and D Preferred Shares, respectively.  Series
A, B, C and D Preferred Shares have substantially  similar  preferences,  voting powers,  restrictions as to dividends,  qualifications,  liquidation  rights and terms and  conditions of  redemption.  The  preferred  shares of the Fund have a liquidation  preference of $50,000 per share plus an amount equal to accumulated but unpaid dividends.

Dividends for the outstanding  preferred  shares of the Fund are cumulative at a rate established at the initial public offering and are typically reset every 28 days based on the  results  of an  auction.  Dividend  rates  (adjusted  for any capital  gain  distributions)  ranged  from 1% to 2.6%  during the  twelve-month period ended March 31, 2005.

Citigroup  Global  Markets,  Inc.  (formerly  Smith Barney,  Harris Upham & Co.,
Inc.), as the remarketing  agent,  receives an annual fee from the Fund of 0.25%
of the average amount of preferred stock outstanding.

Under  the  1940  Act,  the  Fund  may  not  declare  dividends  or  make  other distributions  on common  shares or purchase  any such shares if, at the time of the  declaration,  distribution or purchase,  asset coverage with respect to the outstanding  preferred  stock  is less  than  200%.  The  preferred  shares  are redeemable  at the  option of the  Fund,  in whole or in part,  on any  dividend payment  date at $50,000  per share plus any  accumulated  but unpaid  dividends whether or not  declared.  The  preferred  shares are also  subject to mandatory redemption  at $50,000  per share  plus any  accumulated  but  unpaid  dividends whether or not declared,  if certain requirements relating to the composition of the  assets  and  liabilities  of the Fund are not  satisfied.  The  holders  of preferred  shares have voting  rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class.  However,  holders of preferred  shares are also entitled to elect two of each  Fund's  Directors.  In  addition,  the 1940 Act  requires  that along with approval by shareholders  that might otherwise be required,  the approval of the holders of a majority of any outstanding  preferred shares, voting separately as a class,  would be required to (a) adopt any plan of  reorganization  that would adversely affect the preferred shares,  and (b) take any action requiring a vote of security holders pursuant of Section 13(a) of the 1940 Act, including,  among other things, changes in the Fund's subclassification as a closed-end investment company or (c) changes in their fundamental investment restrictions.

5.   Credit and Market Risks
The Fund uses leverage in the form of preferred shares. Leveraging may result in a higher  degree of  volatility  because a Fund's Net Value  Asset could be more sensitive to  fluctuations  in short-term  interest  rates and changes in market value of portfolio securities attributable to the leverage.

The Fund  invests  substantially  all of its  assets  in  securities  issued  by
Minnesota  municipalities.  The  value of  these  investments  may be  adversely affected by new legislation within state,  regional or local economic conditions
and  differing   levels  of  supply  and  demand  for  municipal   bonds.   Many
municipalities  insure repayment for their obligations.  Although bond insurance reduces the risk of loss due to default by an issuer,  such bonds remain subject to the risk of loss due to default by an issuer,  such bonds  remain  subject to the risk  that the  market  may  fluctuate  for  other  reasons  and there is no assurance that the insurance company will meet its obligations. These securities have been identified in the Portfolio of Investments.

The Fund may invest in inverse floating rate securities ("inverse floaters"),  a type of derivative  tax-exempt  obligation  with  floating or variable  interest rates that move in the opposite direction of short-term interest rates,  usually at an accelerated  speed.  Consequently,  the market values of inverse  floaters will  generally  be  more  volatile  than  other  tax-exempt  investments.  Such securities are denoted on the Portfolio of Investments.

The Fund may invest in advanced refunded bonds, escrow secured bonds or defeased bonds.  Under  current  federal  tax  laws  and  regulations,  state  and  local government borrowers are permitted to refinance outstanding bonds by issuing new bonds.  The issuer  refinances the  outstanding  debt to either reduce  interest costs or to remove or alter  restrictive  covenants  imposed by the bonds  being refinanced.  A refunding  transaction  where the municipal  securities are being refunded  within 90 days or less from the  issuance  of the  refunding  issue is known as a "current  refunding." "Advance refunded bonds" are bonds in which the refunded  bond issue  remains  outstanding  for more than 90 days  following the issuance of the refunding  issue. In an advance  refunding,  the issuer will use the proceeds of a new bond issue to purchase  high grade  interest  bearing debt securities which are then deposited in an irrevocable  escrow account held by an escrow agent to secure all future  payments of  principal  and interest and bond premium of the advance  refunded bond. Bonds are "escrowed to maturity" when the proceeds  of  the  refunding  issue  are  deposited  in an  escrow  account  for investment  sufficient  to pay all of the principal and interest on the original interest payment and maturity dates.  Bonds are considered  "pre-refunded"  when the refunding  issue's proceeds are escrowed only until a permitted call date or dates on the refunded issue with the refunded issue being redeemed at that time, including  any required  premium.  Bonds become  "defeased"  when the rights and interests  of the  bondholders  and their lien on the pledged  revenues or other security  under  the  terms  of  the  bond  contract  are  substituted  with  an alternative  source of  revenues  (the  escrow  securities)  sufficient  to meet payments  of  principal  and  interest  to  maturity or to the first call dates.
Escrowed  secured bonds will often  receive a rating of "AAA" or the  equivalent from Moody's,  S&P and/or Fitch due to the strong  credit  quality of the escrow securities and the irrevocable nature of the escrow deposit agreement.

The Fund may invest up to 15% of its net assets in  illiquid  securities,  which may include  securities  with  contractual  restrictions  on resale,  securities exempt  from  registration  under Rule 144A of the  Securities  Act of 1933,  as amended, and other securities which may not be readily marketable.  The relative illiquidity of these  securities may impair the Fund from disposing of them in a timely  manner and at a fair price when it is  necessary  or desirable to do so.
Such securities are denoted on the Portfolio of Investments.

6.   Contractual Obligations
The Fund enters into  contracts in the normal  course of business that contain a
variety  of   indemnifications.   The  Fund's   maximum   exposure  under  these
arrangements  is unknown.  However,  the Fund has not had prior claims or losses pursuant  to these  contracts.  Management  has  reviewed  the  Fund's  existing contracts and expects the risk of loss to be remote.

    DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND, INC. (THE "FUND")

            JOINT SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 9, 2005
                        PROXY SOLICITED BY THE DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Michael P. Bishof,
Richelle S. Maestro and Kathryn R. Williams or any of them, attorneys, with full power of substitution,  to vote all shares of the Fund, as indicated above, that the undersigned is entitled to vote at the above stated Joint Special Meeting of
Shareholders to be held at the offices of Delaware  Investments  located at 2001
Market Street, 2nd Floor Auditorium,  Philadelphia, PA 19103-7055 on December 9,
2005 at 3:00 p.m., Eastern time and at any adjournments  thereof. All powers may be  exercised  by two or more of said  proxy  holders or  substitutes  voting or acting or, if only one votes and acts,  then by that one.  This  proxy  shall be voted on the proposal described in the Proxy  Statement/Prospectus  as specified on the  reverse  side.  Receipt of the Notice of Joint  Special  Meeting and the
accompanying Proxy Statement/Prospectus is hereby acknowledged.

To vote by mail:  Check the  appropriate  box on the reverse  side of this proxy card, sign and date the card and return in the envelope provided.

To vote by telephone: Call toll free (800) 690-6903.

To vote by internet: Log on to www.proxyweb.com.

   UNLESS YOU'RE VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND RETURN
           PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                        Date: __________________________

           Signature(s) (Title(s), if applicable) (Please sign in box)

NOTE:  Please sign exactly as your name appears on this proxy card. When signing in a fiduciary capacity,  such as executor,  administrator,  trustee,  attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  WITH RESPECT TO THE
FUND.  THE  FOLLOWING  MATTER IS  PROPOSED BY THE FUND.  THE BOARD OF  DIRECTORS
RECOMMENDS A VOTE FOR THE PROPOSAL.  IF NO  SPECIFICATION IS MADE AND THIS PROXY
IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.  PLEASE REFER
TO THE PROXY  STATEMENT/PROSPECTUS  FOR A DISCUSSION OF THE  PROPOSAL.  IF OTHER
MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE SHARES  REPRESENTED
BY THE PROXY  HOLDERS WILL BE VOTED AND CONSENTED ON THOSE MATTERS IN ACCORDANCE
WITH THE VIEWS OF MANAGEMENT.

PLEASE FILL IN BOX AS SHOWN  USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  PLEASE
DO NOT USE FINE POINT PENS. [X]

Proposal:                                                                            For     Against  Abstain

[Common  Shares  and  Preferred  Shares] To  approve  an  Agreement  and Plan of     [ ]       [ ]       [ ]
Acquisition between the Fund and Delaware Investments Minnesota Municipal Income
Fund II, Inc.  that would  result in the  acquisition  by  Delaware  Investments
Minnesota  Municipal Income Fund II, Inc. of substantially  all of the property, assets and  goodwill  of the Fund in  exchange  solely  for full and  fractional
Common and Preferred Shares of Delaware  Investments  Minnesota Municipal Income
Fund II, Inc., as applicable.

[Preferred Shares Only] To approve an Agreement and Plan of Acquisition  between     [ ]       [ ]       [ ]
the Fund and Delaware Investments  Minnesota Municipal Income Fund II, Inc. that would result in the  acquisition  by Delaware  Investments  Minnesota  Municipal
Income Fund II, Inc. of substantially  all of the property,  assets and goodwill of the Fund in  exchange  solely for full and  fractional  Common and  Preferred
Shares of Delaware  Investments  Minnesota  Municipal  Income Fund II, Inc.,  as
applicable.

   DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II, INC. (THE "FUND")

            JOINT SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 9, 2005
                        PROXY SOLICITED BY THE DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Michael P. Bishof,
Richelle S. Maestro and Kathryn R. Williams or any of them, attorneys, with full power of substitution,  to vote all shares of the Fund, as indicated above, that the undersigned is entitled to vote at the above stated Joint Special Meeting of
Shareholders to be held at the offices of Delaware  Investments  located at 2001
Market Street, 2nd Floor Auditorium,  Philadelphia, PA 19103-7055 on December 9,
2005 at 3:00 p.m., Eastern time and at any adjournments  thereof. All powers may be  exercised  by two or more of said  proxy  holders or  substitutes  voting or acting or, if only one votes and acts,  then by that one.  This  proxy  shall be voted on the proposals described in the Proxy  Statement/Prospectus as specified on the  reverse  side.  Receipt of the Notice of Joint  Special  Meeting and the
accompanying Proxy Statement/Prospectus is hereby acknowledged.

To vote by mail:  Check the appropriate  boxes on the reverse side of this proxy card, sign and date the card and return in the envelope provided.

To vote by telephone: Call toll free (800) 690-6903.

To vote by internet: Log on to www.proxyweb.com.

   UNLESS YOU'RE VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND RETURN
           PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                        Date: __________________________

           Signature(s) (Title(s), if applicable) (Please sign in box)

NOTE:  Please sign exactly as your name appears on this proxy card. When signing in a fiduciary capacity,  such as executor,  administrator,  trustee,  attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  WITH RESPECT TO THE
FUND.  THE  FOLLOWING  MATTERS ARE PROPOSED BY THE FUND.  THE BOARD OF DIRECTORS
RECOMMENDS A VOTE FOR EACH OF THE  PROPOSALS.  IF NO  SPECIFICATION  IS MADE AND
THIS  PROXY IS SIGNED  AND  RETURNED,  THE PROXY  SHALL BE VOTED FOR EACH OF THE
PROPOSALS.  PLEASE REFER TO THE PROXY  STATEMENT/PROSPECTUS  FOR A DISCUSSION OF
THE PROPOSALS. IF OTHER MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON,
THE SHARES REPRESENTED BY THE PROXY HOLDERS WILL BE VOTED AND CONSENTED ON THOSE
MATTERS IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT.

PLEASE FILL IN BOXES AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE
DO NOT USE FINE POINT PENS. [X]

Proposals:                                                                           For     Against  Abstain

1. [Common  Shares and  Preferred  Shares] To approve an  Agreement  and Plan of     [ ]       [ ]       [ ]
Acquisition between the Fund and Delaware Investments Minnesota Municipal Income
Fund,  Inc. which would result in the  acquisition by the Fund of  substantially all of the  property,  assets and  goodwill  of Delaware  Investments  Minnesota
Municipal  Income Fund, Inc. in exchange  solely for full and fractional  Common and Preferred Shares of the Fund, as applicable.

2. [Common  Shares and  Preferred  Shares] To approve an  Agreement  and Plan of     [ ]       [ ]       [ ]
Acquisition between the Fund and Delaware Investments Minnesota Municipal Income
Fund  III,  Inc.  which  would  result  in  the   acquisition  by  the  Fund  of
substantially all of the property,  assets and goodwill of Delaware  Investments
Minnesota  Municipal  Income  Fund III,  Inc.  in  exchange  solely for full and fractional Common and Preferred Shares of the Fund, as applicable.

   DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND III, INC. (THE "FUND")

            JOINT SPECIAL MEETING OF SHAREHOLDERS - DECEMBER 9, 2005
                        PROXY SOLICITED BY THE DIRECTORS

The undersigned, revoking previous proxies, hereby appoint(s) Michael P. Bishof,
Richelle S. Maestro and Kathryn R. Williams or any of them, attorneys, with full power of substitution,  to vote all shares of the Fund, as indicated above, that the undersigned is entitled to vote at the above stated Joint Special Meeting of
Shareholders to be held at the offices of Delaware  Investments  located at 2001
Market Street, 2nd Floor Auditorium,  Philadelphia, PA 19103-7055 on December 9,
2005 at 3:00 p.m., Eastern time and at any adjournments  thereof. All powers may be  exercised  by two or more of said  proxy  holders or  substitutes  voting or acting or, if only one votes and acts,  then by that one.  This  proxy  shall be voted on the proposal described in the Proxy  Statement/Prospectus  as specified on the  reverse  side.  Receipt of the Notice of Joint  Special  Meeting and the
accompanying Proxy Statement/Prospectus is hereby acknowledged.

To vote by mail:  Check the  appropriate  box on the reverse  side of this proxy card, sign and date the card and return in the envelope provided.

To vote by telephone: Call toll free (800) 690-6903.

To vote by internet: Log on to www.proxyweb.com.

   UNLESS YOU'RE VOTING BY TELEPHONE OR INTERNET, PLEASE SIGN, DATE AND RETURN
           PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

                        Date: __________________________

           Signature(s) (Title(s), if applicable) (Please sign in box)

NOTE:  Please sign exactly as your name appears on this proxy card. When signing in a fiduciary capacity,  such as executor,  administrator,  trustee,  attorney, guardian, etc., please so indicate.  Corporate and partnership proxies should be signed by an authorized person indicating the person's title.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS  WITH RESPECT TO THE
FUND.  THE  FOLLOWING  MATTER IS  PROPOSED BY THE FUND.  THE BOARD OF  DIRECTORS
RECOMMENDS A VOTE FOR THE PROPOSAL.  IF NO  SPECIFICATION IS MADE AND THIS PROXY
IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.  PLEASE REFER
TO THE PROXY  STATEMENT/PROSPECTUS  FOR A DISCUSSION OF THE  PROPOSAL.  IF OTHER
MATTERS PROPERLY COME BEFORE THE MEETING TO BE VOTED ON, THE SHARES  REPRESENTED
BY THE PROXY  HOLDERS WILL BE VOTED AND CONSENTED ON THOSE MATTERS IN ACCORDANCE
WITH THE VIEWS OF MANAGEMENT.

PLEASE FILL IN BOX AS SHOWN  USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  PLEASE
DO NOT USE FINE POINT PENS. [X]

Proposals:                                                                           For     Against  Abstain

[Common  Shares  and  Preferred  Shares] To  approve  an  Agreement  and Plan of     [ ]       [ ]       [ ]
Acquisition between the Fund and Delaware Investments Minnesota Municipal Income
Fund II, Inc.  that would  result in the  acquisition  by  Delaware  Investments
Minnesota  Municipal Income Fund II, Inc. of substantially  all of the property, assets and  goodwill  of the Fund in  exchange  solely  for full and  fractional
Common and Preferred Shares of Delaware  Investments  Minnesota Municipal Income
Fund II, Inc., as applicable.

[Preferred Shares Only] To approve an Agreement and Plan of Acquisition  between     [ ]       [ ]       [ ]
the Fund and Delaware Investments  Minnesota Municipal Income Fund II, Inc. that would result in the  acquisition  by Delaware  Investments  Minnesota  Municipal
Income Fund II, Inc. of substantially  all of the property,  assets and goodwill of the Fund in  exchange  solely for full and  fractional  Common and  Preferred
Shares of Delaware  Investments  Minnesota  Municipal  Income Fund II, Inc.,  as
applicable.

                                     PART C

                                OTHER INFORMATION

Item 15.  Indemnification.  Insofar as indemnification  for liabilities  arising under  the  Securities  Act of 1933  may be  permitted  to  directors, officers and  controlling  persons of the  Registrant  pursuant to the
          Articles of Incorporation,  the By-Laws, or otherwise,  the Registrant has been  advised that in the opinion of the  Securities  and Exchange
          Commission such  indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for  indemnification  against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director,  officer or controlling  person of the Registrant in the successful  defense of any action, suit or proceeding) is asserted by such director,  officer or controlling  person in connection with the shares being registered, the Registrant  will,  unless in the opinion of its counsel the matter has  been  settled  by  controlling  precedent,  submit  to a court of appropriate  jurisdiction the question whether such indemnification is against  public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 16.  Exhibits.  The following  exhibits are  electronically  filed herewith unless otherwise indicated:

          (1)  Copies of the charter of the Registrant as now in effect;

               (a)  Articles  of  Incorporation   dated  December  29,  1992  is
                    electronically filed herewith as Exhibit No. EX-99(1)(a).

               (b)  Statement of Rights and Preferences of Series A and Series B
                    Preferred Shares is electronically filed herewith as Exhibit
                    No. EX-99(1)(b).

               (c)  Statement  of Rights and  Preferences  of Series C Preferred
                    Shares  is  filed   herewith  as  Exhibit  C  to  the  Proxy
                    Statement/Prospectus   contained   in   Part   A   of   this
                    Registration Statement.

               (d)  Statement  of Rights and  Preferences  of Series D Preferred
                    Shares  is  filed   herewith  as  Exhibit  D  to  the  Proxy
                    Statement/Prospectus   contained   in   Part   A   of   this
                    Registration Statement.

          (2)  Copies of the existing  by-laws or  corresponding  instruments of the Registrant;

               (a)  Amended and Restated By-Laws of the Registrant dated May 19,
                    2005  is  electronically   filed  herewith  as  Exhibit  No.
                    EX-99(2)(a).

          (3)  Copies of any voting  trust  agreement  affecting  more than five percent of any class of equity securities of the Registrant;

               Not Applicable.

          (4)  Copies of the agreement of acquisition,  reorganization,  merger, liquidation and any amendments to it;

               (a)  Form of Agreement and Plan of  Acquisition is filed herewith as Exhibit A to the Proxy Statement/Prospectus  contained in
                    Part A of this Registration Statement.

          (5)  Copies of all  instruments  defining the rights of holders of the securities  being registered  including,  where  applicable,  the relevant  portion of the articles of  incorporation or by-laws of the Registrant;

               (a)  Articles of Incorporation.  Articles 5 and 7 of the Articles
                    of Incorporation,  filed electronically  herewith as Exhibit
                    No. EX-99(1)(a).

               (b)  Statement of Rights and Preferences of Series A and Series B
                    Preferred Shares is electronically filed herewith as Exhibit
                    No. EX-99(1)(b).

               (c)  Statement  of Rights and  Preferences  of Series C Preferred
                    Shares  is  filed   herewith  as  Exhibit  C  to  the  Proxy
                    Statement/Prospectus   contained   in   Part   A   of   this
                    Registration Statement.

               (d)  Statement  of Rights and  Preferences  of Series D Preferred
                    Shares  is  filed   herewith  as  Exhibit  D  to  the  Proxy
                    Statement/Prospectus   contained   in   Part   A   of   this
                    Registration Statement.

               (e)  By-Laws.  Articles  II,  VIII and IX of the  By-Laws,  filed electronically herewith as Exhibit No. EX-99(2)(a).

          (6)  Copies  of all  investment  advisory  contracts  relating  to the management of the assets of the Registrant;

               (a)  Investment   Management  Agreement  dated  January  1,  1999
                    between Registrant and Delaware Management Company, a series of Delaware  Management  Business Trust,  is  electronically filed herewith as Exhibit No. EX-99(6)(a).

          (7)  Copies of each underwriting or distribution  contract between the
               Registrant and a principal  underwriter,  and specimens or copies of all agreements between principal underwriters and dealers;

               Not Applicable.

          (8)  Copies of all bonus,  profit sharing,  pension,  or other similar contracts  or  arrangements  wholly or partly for the  benefit of directors  or officers  of the  Registrant  in their  capacity as such. Furnish a reasonably detailed  description of any plan that is not set forth in a formal document;

               Not Applicable.

          (9)  Copies of all custodian agreements and depository contracts under
               Section 17(f) of the  Investment  Company Act of 1940, as amended
               (the "1940 Act") for  securities  and similar  investments of the
               Registrant, including the schedule of remuneration;

               (a)  Custodian  Agreement  between  Registrant  and Mellon  Bank,
                    N.A., to be filed by pre-effective amendment.

          (10) Copies of any plan  entered into by  Registrant  pursuant to Rule
               12b-1  under  the 1940  Act and any  agreements  with any  person relating to  implementation  of the plan,  and copies of any plan entered into by Registrant  pursuant to Rule 18f-3 under the 1940
               Act, any agreement with any person relating to  implementation of the plan, any amendment to the plan, and a copy of the portion of
               the  minutes  of  the  meeting  of  the  Registrant's   directors
               describing any action taken to revoke the plan;

               Not Applicable.

          (11) An opinion  and  consent of  counsel  as to the  legality  of the securities being registered,  indicating  whether they will, when sold, be legally issued, fully paid and nonassessable;

               (a)  Opinion of counsel to be filed by pre-effective amendment.

          (12) An  opinion,  and consent to their use, of counsel or, in lieu of an  opinion,  a copy of the  revenue  ruling  from  the  Internal
               Revenue  Service,  supporting the tax matters and consequences to shareholders discussed in the prospectus;

               (a)  Form of Tax  Opinion is  electronically  filed  herewith  as
                    Exhibit No. EX-99(12)(a).

          (13) Copies of all material  contracts of the  Registrant  not made in the  ordinary  course of business  which are to be  performed  in whole or in part on or after the date of filing the  registration statement;

               (a)  Remarketing  Agreement between  Registrant and Salomon Smith
                    Barney, Inc., to be filed by pre-effective amendment.

               (b)  Fund  Administration and Accounting  Agreement dated July 1,
                    1998 between  Registrant and Delaware Service Company,  Inc.
                    is   electronically    filed   herewith   as   Exhibit   No.
                    EX-99(13)(b).

          (14) Copies  of  any  other  opinions,  appraisals,  or  rulings,  and consents to their use,  relied on in preparing  the  registration statement  and  required  by Section 7 of the  Securities  Act of
               1933, as amended (the "1933 Act" or "Securities Act");

               (a)  Consent of Ernst & Young LLP, Independent  Registered Public
                    Accounting  Firm  for  the   Registrant,   to  be  filed  by
                    pre-effective amendment.

          (15) All financial statements omitted pursuant to Item 14(a)(1);

               Not Applicable.

          (16) Manually signed copies of any power of attorney pursuant to which the  name of any  person  has  been  signed  to the  registration statement; and

               (a)  Powers of  Attorney  is  electronically  filed  herewith  as
                    Exhibit No. EX-99(16)(a).

          (17) Any additonal exhibits which the Registrant may wish to file.

               Not Applicable.

Item 17. Undertakings.

          (1)  The  undersigned  Registrant  agrees  that  prior  to any  public reoffering  of the  securities  registered  through  the use of a prospectus  which is part of this  registration  statement by any person or party who is deemed  to be an  underwriter  within  the meaning of Rule  145(c) of the  Securities  Act,  the  reoffering prospectus  will  contain  the  information  called  for  by  the applicable  registration  form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

          (2)  The undersigned  Registrant  agrees that every prospectus that is filed  under  paragraph  (1)  above  will be  filed as part of an amendment  to the  registration  statement  and  will not be used until the amendment is effective,  and that, in  determining  any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new  registration  statement for the securities offered therein,  and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

          (3)  The  undersigned  Registrant  agrees  to file  by  Post-Effective
               Amendment the opinion of counsel  regarding the tax  consequences of the proposed  reorganization  required by Item 16 (12) of Form
               N-14 within a reasonable time after receipt of such opinion.

                                   SIGNATURES

     As required by the  Securities  Act of 1933,  as amended  (the  "Securities
Act"), this Registration  Statement has been signed on behalf of the Registrant, in the City of  Philadelphia,  and the  Commonwealth of Pennsylvania on the 15th
day of September, 2005.

DELAWARE INVESTMENTS MINNESOTA MUNICIPAL INCOME FUND II,
INC.

By:  /s/ Jude T. Driscoll
        Jude T. Driscoll
        Chairman

     As required by the 1933 Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

    Signature                       Title                         Date

/s/ Jude T. Driscoll       Chairman/President/            September 15, 2005
Jude T. Driscoll           Chief Executive Officer
                           (Principal Executive
                           Officer) and Director

/s/ Thomas L. Bennett*     Director                       September 15, 2005
Thomas L. Bennett

/s/ John A. Fry*           Director                       September 15, 2005
John A. Fry

/s/ Anthony D. Knerr*      Director                       September 15, 2005
Anthony D. Knerr

/s/ Lucinda S. Landreth*   Director                       September 15, 2005
Lucinda S. Landreth

/s/ Ann R. Leven*          Director                       September 15, 2005
Ann R. Leven

/s/ Thomas F. Madison*     Director                       September 15, 2005
Thomas F. Madison

/s/ Janet L. Yeomans*      Director                       September 15, 2005
Janet L. Yeomans

/s/ J. Richard Zecher*     Director                       September 15, 2005
J. Richard Zecher

/s/ Michael P. Bishof*     Senior Vice President/
Michael P. Bishof          Chief Financial Officer        September 15, 2005

                             * By:  /s/ Jude T. Driscoll
                                    Jude T. Driscoll
                                    Attorney-in-Fact
                    (Pursuant to Powers of Attorney herewith filed)

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Exhibits
                                       to
                                    Form N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                                INDEX TO EXHIBITS

Exhibit No.      Exhibit
-----------      -------

EX-99(1)(a)      Articles of Incorporation dated December 29, 1992.

EX-99(1)(b)      Statement of Rights and Preferences of Series A and Series B
                 Preferred Shares.

EX-99(2)(a)      Amended and Restated By-Laws dated May 19, 2005.

EX-99(6)(a)      Investment Management Agreement dated January 1, 1999
                 between Registrant and Delaware Management Company, a series of
                 Delaware Management Business Trust.

EX-99(12)(a)     Form of Tax Opinion.

EX-99(13)(b)     Fund Administration and Accounting Agreement dated
                 July 1, 1998 between Registrant and Delaware Service Company,
                 Inc.

EX-99(16)(a)     Powers of Attorney.